UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05962
Name of Registrant:	Vanguard Variable Insurance Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: December 31
Date of reporting period: January 1, 2014 – June 30, 2014
Item 1: Reports to Shareholders

Semiannual Report | June 30, 2014

Vanguard Variable Insurance Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents

Market Perspective	1
Balanced Portfolio	2
Capital Growth Portfolio	25
Conservative Allocation Portfolio	36
Diversified Value Portfolio	46
Equity Income Portfolio	57
Equity Index Portfolio	71
Growth Portfolio	85
High Yield Bond Portfolio	100
International Portfolio	116
Mid-Cap Index Portfolio	134
Moderate Allocation Portfolio	147
Money Market Portfolio	157
REIT Index Portfolio	170
Short-Term Investment-Grade Portfolio	181
Small Company Growth Portfolio	217
Total Bond Market Index Portfolio	232
Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)	279

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel.
The HMS Vanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Market Perspective

Dear Planholder,

Over the past six months, stock and bond returns were both productive. Stocks registered returns above their long-term averages, and bonds unexpectedly surged as yields dropped.

This report starts with a brief overview of the financial markets during the period, followed by performance reviews of the Vanguard Variable Insurance Fund portfolios. Each can be used as a component in an investment program that includes a combination of stock, bond, and money market funds appropriate for your time horizon, risk tolerance, and long-term investment goals.

We believe that diversification, balance, and a long-term perspective are critical to successful investing, especially in periods of heightened economic uncertainty, when the impulse to overreact to headlines can be strong.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 15, 2014

After a slow start to the year, stocks began an upward climb

Although it began the period with a January decline, the broad U.S. stock market returned about 7% for the half year. The global economy continued to recover, and corporate earnings remained solid. Stocks were resilient, surging ahead after turmoil in Iraq and Ukraine.

Citing the U.S. economy’s progress, the Federal Reserve has trimmed its bond-buying program. But investors have been reassured by its decision to keep interest rates low for an extended period.

International stocks returned nearly 6%. Emerging markets were the top performers, followed by developed markets in Europe and then those in the Pacific region.

The period was strong for bonds as yields dropped and prices rose
Bond prices spent most of the six months regaining the ground they lost in 2013, and the broad U.S. taxable bond market returned 3.93%. The yield of the benchmark 10-year Treasury note ended June at 2.54%, down from almost 3% on December 31. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 5.59%. In June, the European Central Bank lowered a key interest rate to –0.10% in an effort to avert deflation, induce banks to lend, and fuel economic growth.

Although the period was strong for bonds, the current low yields imply lower future returns. As yields drop, the scope for further declines—and increases in prices—diminishes.

Returns remained tiny for money market funds and savings accounts because of the Fed’s target of 0%–0.25% for short-term interest rates.

Market Barometer
			Total Returns
		Periods Ended June 30, 2014
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	7.27%	25.35%	19.25%
Russell 2000 Index (Small-caps)	3.19	23.64	20.21
Russell 3000 Index (Broad U.S. market)	6.94	25.22	19.33
FTSE All-World ex US Index (International)	5.75	21.93	11.40

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.93%	4.37%	4.85%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.00	6.14	5.81
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.07

CPI
Consumer Price Index	2.27%	2.07%	2.02%
1 Annualized.

Vanguard® Balanced Portfolio

As stock prices climbed and bond returns were not far behind, Vanguard Balanced Portfolio returned 6.50% for the six months ended June 30, 2014. This result was a bit better than the 6.33% return of the composite benchmark index and more than a percentage point ahead of the average return of peers. On June 30, the portfolio’s 30-day SEC yield stood at 2.04%, slightly below its starting level.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks led portfolio results with some help from bonds
The Balanced Portfolio’s stocks, about two-thirds of total assets, again drove its results. Investors looked beyond challenges such as the contraction of the U.S. economy in first-quarter 2014 to focus on positives. These included a lower unemployment rate, strong corporate earnings, and continued low borrowing costs. The advisor’s choices in the consumer discretionary and health care sectors helped the portfolio’s stocks outpace the 7.14% return of their S&P 500 Index equity benchmark.

Confounding expectations, bond prices also rose, even as the Federal Reserve scaled back its purchases. Heightened conflict in Ukraine and Iraq helped boost demand for “safe havens.” The portfolio’s fixed income holdings performed in line with its bond benchmark. The 4.71% return of the Barclays U.S. Credit A or Better Bond Index was its best June six-month return since 2010.

But investors shouldn’t expect the strong performance of bonds to continue, especially when current yields are so low.

For more on the portfolio’s strategy and positioning, please see the Advisor’s Report that follows.

Predicting the future is tricky, but preparing for it is prudent
Predictions are often made but rarely come true. In an interview with our newsletter In The Vanguard, University of Pennsylvania professor Philip Tetlock noted, “As a whole, experts [are] slightly more accurate than the proverbial dart-throwing chimpanzee.”

Dr. Tetlock’s extensive research found that it’s best to think in terms of probabilities and to avoid bold, specific declarations about the future. At Vanguard, we agree that forecasting the economy and capital markets should be leavened with modesty. Joe Davis, our chief economist, is fond of saying that we “treat the future with the humility it deserves.”

That’s why our economists don’t make the pinpoint projections that you’ll see elsewhere. Instead, using sophisticated statistical models, we provide a range and probability of potential outcomes—for example, the return of U.S. stocks. And we explain our rationale for such outcomes, allowing you to make better-informed decisions about risk and return.

Each January, our economists issue Vanguard’s Economic and Investment Outlook. They also update their perspectives periodically and address significant developments, such as changes in Federal Reserve policy. (You can read our most recent outlook at vanguard.com/research.)

Our forecasts acknowledge that no one can envision every scenario. And that underlines one of Vanguard’s core investment principles: Develop a suitable asset allocation using broadly diversified funds. Having a balanced portfolio can help you get through unforeseen events and achieve your goals—even without a crystal ball.

Total Returns
Six Months Ended
June 30, 2014
Vanguard Balanced Portfolio	6.50%
Composite Stock/Bond Index[1]	6.33
Variable Insurance Mixed-Asset Target Growth Funds Average[2]	5.24

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Growth
	Portfolio	Funds Average
Balanced Portfolio	0.27%	0.98%

1 Weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the Balanced Portfolio’s annualized expense ratio was 0.26%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Balanced Portfolio

Advisor’s Report

The Balanced Portfolio returned 6.50% for the six months ended June 30, 2014. This result was ahead of the 6.33% return of its blended benchmark (a mix of 65% large-capitalization stocks and 35% high-quality corporate bonds) and the 5.24% average return of peer funds. Both the stock and bond portions of the portfolio surpassed their respective benchmarks—the Standard & Poor’s 500 Index and the Barclays U.S. Credit A or Better Bond Index.

The investment environment
Our view of the U.S. economy is more cautious than it was last year. For some time, we have been below consensus in our outlook for U.S. growth, and this appears to have been borne out. Interestingly, the stock market appears to like the slow-growth environment because it means the Federal Reserve’s accommodative monetary policy will persist and interest rates will remain low. After the weak –2.9% first-quarter GDP revision, which had a number of weather- and health care-related distortions, we believe the U.S. economy is poised for a stronger second half. Overall GDP growth for 2014 should be close to 2%, with 2.5% possible in 2015.

Even though the market is up, we have seen a bit of a rotation as some more defensive stocks have done better during weaker periods. This is perhaps not surprising, in light of the slow recovery. One relatively bright spot is the housing market, which is undergoing a gradual unwinding of past excesses. However, as we continue to experience a fairly dysfunctional political backdrop that is less constructive for the long-term economy, we still see risks on the horizon.

The high-quality corporate bond market also performed well, returning almost 5% as measured by the Barclays U.S. Credit A or Better Bond Index. Volatility was elevated during the first part of the period as the Fed’s discussion of tapering its asset purchases affected investor sentiment. The rise in interest rates over the past year dampened residential real estate activity, reminding us of the fragility of this important sector of the U.S. economy. And severe weather in many parts of the country slowed economic activity and led to questions about growth. This led to a tempering of higher rate expectations and an ensuing decline in U.S. rates. The yield on the 10-year Treasury note fell, ending the period at 2.54%, compared with almost 3% at the beginning of 2014.

Our successes
During a strong period for stocks and given our relatively defensive orientation, we are pleased that the equity portion of the portfolio outperformed its benchmark through a favorable combination of security selection and sector allocation. (Stock selection is a more deliberate and explicit part of our process; equity sector allocation is a fallout of those company-specific decisions.)

Stock selection was particularly helpful in the consumer discretionary, health care, and materials sectors. An underweight to consumer discretionary and an overweight to health care were also positive.

Strong absolute contributors included Wells Fargo, Merck, Anadarko Petroleum, AstraZeneca, and Eli Lilly. Relative to the S&P 500, we benefited by not owning Amazon.com, which fell more than 18%.

Shares of Merck, a global pharmaceutical company, rose substantially as investor sentiment improved. The firm’s immuno-oncology program offers a potential multibillion-dollar market that could completely change the way cancer is treated. However, we believe the market still underestimates the growth potential of the current drug lineup and does not give enough credit for the sales that will be generated from the pipeline. We believe Merck is one of the most attractive large-cap pharmaceutical stocks, and it was our second-largest position as of June 30.

Shares of Anadarko Petroleum, an independent exploration and production company, surged after the firm settled its Tronox litigation for $5.15 billion, a much lower figure than many investors had feared. The quality of its underlying asset base and management’s execution capabilities stand out. In addition, Anadarko’s oil production is growing, its free cash flow is solid, and its shares are attractively priced.

AstraZeneca’s stock jumped after Pfizer confirmed it had attempted to renew merger negotiations and management’s 2017 revenue guidance was ahead of consensus estimates. We continue to hold shares.

The fixed income portion of the portfolio also outpaced its benchmark, driven by strong issuer selection across sectors. Choices among industrials helped most, particularly in the consumer noncyclical and communications industries.

Our shortfalls
In fixed income, our short-duration positioning hurt relative returns as yields fell. An underweight to credit spread detracted modestly when credit posted positive excess returns. An out-of-benchmark allocation to agency mortgage-backed securities (MBS) pass-throughs also detracted from relative performance. Nonetheless, we expect to maintain a substantial out-of-benchmark allocation to MBS, which offer attractive risk-adjusted yields and better liquidity than corporate bonds.

Disappointments in the equity portfolio included weak stock selection in financials, industrials, and telecommunication services. An underweight to information technology also detracted.

Citigroup, General Electric, Bristol-Myers Squibb, eBay, and Prudential Financial hurt our absolute results, and an underweight position in Apple, a large component of the S&P 500 Index, held back relative returns.

Vanguard Balanced Portfolio

Although Citigroup passed the quantitative stress test in March, the Fed objected to its plan on a qualitative basis, sending the stock price lower. This was a disappointment; however, we do not believe the decision changes the value of the company materially, other than potentially increasing regulatory compliance expenses. We continue to own the stock.

Shares of Bristol-Myers Squibb fell after a study of one of its lung cancer combination treatments showed high toxicity rates. We feel the market overreacted to the news. We believe the company’s strong, diversified immuno-oncology pipeline could become a multibillion-dollar franchise. The company has an extensive patent estate.

Portfolio positioning
The equity portfolio remains overweighted in financials, particularly large-cap U.S. banks (including Wells Fargo and PNC Financial). The strengthening U.S. housing market should boost this group, and a rising interest rate environment should prove beneficial in the long term. We have also increased our exposure to insurance firms; many of these should also profit from rising rates. At the end of June, we maintained overweight positions in ACE and Prudential Financial.

We also have an overweight position in health care. We favor large-cap pharmaceuticals including Merck, Roche, and AstraZeneca. We believe their solid pipelines, underappreciated by investors, should be sufficient for a return to modest growth.

The portfolio remains underweighted in information technology and consumer staples stocks. Many consumer staples shares are at historically high valuations, and we are having a difficult time finding value. In IT, Apple and Google account for a significant portion of our underweight.

We continue to search diligently for attractively valued companies with strong operating characteristics and business fundamentals that are poised to improve. As always, an above-average dividend is central to our stock selection process. We focus on identifying industries with favorable supply-and-demand dynamics and, ultimately, on the best stocks within those industries. We are positioned in companies that should benefit from global growth over time.

In the bond portion of the portfolio, we view interest rate risk as a greater threat than credit risk as the questions about the Fed’s tapering focus on its timing. Persistent government involvement makes outcomes difficult to predict; however, we are inclined to keep duration shorter relative to the benchmark. Over time, we expect interest rates to rise as the U.S. recovery strengthens and the prospects for reduced government involvement increase. Poor liquidity in the corporate bond market is another concern. We continue to maintain a buffer through exposure to Treasuries and to agency MBS, which we view as more liquid than corporate bonds.

Edward P. Bousa, CFA,
Senior Vice President and
Equity Portfolio Manager

John C. Keogh,
Senior Vice President and
Fixed Income Portfolio Manager

Wellington Management Company, llp

July 14, 2014

Vanguard Balanced Portfolio

Portfolio Profile
As of June 30, 2014

Total Portfolio Characteristics

Yield[1]	2.0%
Turnover Rate[2]	38%
Expense Ratio[3]	0.27%
Short-Term Reserves	2.0%

Total Portfolio Volatility Measures[4]
	Portfolio Versus	Portfolio Versus
	Composite Index[5]	Broad Index[6]
R-Squared	0.98	0.95
Beta	0.99	0.61

Equity Characteristics
		Comparative	Broad
	Portfolio	Index[7]	Index[6]
Number of Stocks	97	501	3,730
Median Market Cap	$88.1B	$68.8B	$45.5B
Price/Earnings Ratio	17.2x	19.1x	20.7x
Price/Book Ratio	2.4x	2.7x	2.7x
Dividend Yield	2.5%	2.0%	1.9%
Return on Equity	18.7%	18.7%	17.4%
Earnings Growth Rate	12.2%	14.3%	14.4%
Foreign Holdings	8.7%[8]	—	—

Fixed Income Characteristics
		Comparative	Broad
	Portfolio	Index[9]	Index[10]
Number of Bonds	656	3,115	8,523
Yield to Maturity	2.5%[11]	2.5%	2.2%
Average Coupon	3.7%	3.8%	3.3%
Average
Effective Maturity	9.1 years	9.4 years	7.6 years
Average Duration	6.2 years	6.6 years	5.6 years

Ten Largest Stocks[12] (% of equity exposure)

Wells Fargo & Co.	Diversified Banks	3.6%
Merck & Co. Inc.	Pharmaceuticals	2.8
Comcast Corp. Class A	Cable & Satellite	2.6
Chevron Corp.	Integrated Oil & Gas	2.6
Verizon	Integrated
Communications Inc.	Telecommunication
	Services	2.5
Exxon Mobil Corp.	Integrated Oil & Gas	2.5
Microsoft Corp.	Systems Software	2.5
JPMorgan Chase & Co.	Diversified Banks	2.4
Johnson & Johnson	Pharmaceuticals	2.0
Prudential Financial Inc.	Life & Health
	Insurance	1.8
Top Ten		25.3%
Top Ten as % of Total Net Assets		16.8%

Portfolio Asset Allocation

Sector Diversification (% of equity exposure)
	Comparative		Broad
Portfolio		Index[7]	Index[6]
Consumer Discretionary	8.7%	11.9%	12.6%
Consumer Staples	8.2	9.5	8.2
Energy	11.7	10.9	10.0
Financials	20.3	16.0	17.3
Health Care	17.8	13.3	13.0
Industrials	12.3	10.5	11.5
Information Technology	12.9	18.8	18.1
Materials	2.5	3.5	3.9
Telecommunication
Services	2.5	2.4	2.2
Utilities	3.1	3.2	3.2

1 30-day SEC yield for the portfolio. See definition on the next page.
2 Annualized.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the annualized expense ratio was 0.26%.
4 For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.
5 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index.
6 Dow Jones U.S. Total Stock Market Float Adjusted Index.
7 S&P 500 Index.
8 Represents the foreign equity holdings percentage relative to portfolio total net assets.
9 Barclays U.S. Credit A or Better Bond Index.
10 Barclays U.S. Aggregate Bond Index.
11 Before expenses.
12 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Balanced Portfolio

Distribution by Credit Quality[1]
(% of fixed income portfolio)

U.S. Government	25.4%
Aaa	4.9
Aa	13.4
A	40.4
Baa	15.8
Ba	0.1

Sector Diversification[2]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	3.8%
Finance	25.4
Foreign	2.4
Government Mortgage-Backed	6.5
Industrial	32.5
Treasury/Agency	18.6
Utilities	5.7
Other	5.1

Equity Investment Focus

Fixed Income Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks).
Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Barclays using ratings derived from Moody’s Investors
Service, Fitch Ratings, and Standard & Poor’s. When ratings from all three agencies are available, the median rating is used; when ratings are available from two of the agencies, the lower rating is used; and when one rating is available, that rating is used.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index.
If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Source: Moody’s Investors Service.
2 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2003–June 30, 2014

Average Annual Total Returns: Periods Ended June 30, 2014

	Inception Date	One Year	Five Years	Ten Years
Balanced Portfolio	5/23/1991	17.36%	14.06%	8.55%

Vanguard Balanced Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (65.9%)
Consumer Discretionary (5.7%)
Comcast Corp. Class A	717,055	38,492
Time Warner Inc.	295,816	20,781
Ford Motor Co.	1,114,350	19,211
Lowe’s Cos. Inc.	321,740	15,440
Walt Disney Co.	152,709	13,093
Volkswagen AG
Preference Shares	41,319	10,822
* DIRECTV	81,400	6,920
Honda Motor Co. Ltd.	106,200	3,706
		128,465
Consumer Staples (5.4%)
CVS Caremark Corp.	345,090	26,009
Wal-Mart Stores Inc.	209,100	15,697
Philip Morris
International Inc.	166,020	13,997
Unilever NV	306,180	13,399
Procter & Gamble Co.	165,157	12,980
Diageo plc	358,978	11,433
Kraft Foods Group Inc.	178,160	10,681
Walgreen Co.	117,710	8,726
Anheuser-Busch InBev
NV ADR	36,400	4,184
Mondelez International Inc.
Class A	80,600	3,031
Diageo plc ADR	7,700	980
		121,117
Energy (7.7%)
Chevron Corp.	291,830	38,098
Exxon Mobil Corp.	368,655	37,116
Anadarko Petroleum Corp.	202,380	22,155
BP plc ADR	357,650	18,866
Schlumberger Ltd.	143,530	16,929
BG Group plc	741,242	15,642
Suncor Energy Inc.	218,290	9,306
Halliburton Co.	122,270	8,682
Phillips 66	80,592	6,482
		173,276
Financials (13.4%)
Wells Fargo & Co.	1,022,230	53,728
JPMorgan Chase & Co.	618,478	35,637
Prudential Financial Inc.	299,310	26,570
ACE Ltd.	251,630	26,094
PNC Financial Services
Group Inc.	254,330	22,648
BlackRock Inc.	62,890	20,100
Citigroup Inc.	333,870	15,725
MetLife Inc.	257,130	14,286
US Bancorp	259,250	11,231
Mitsubishi UFJ Financial
Group Inc.	1,796,030	11,025
Marsh & McLennan
Cos. Inc.	198,270	10,274
Bank of America Corp.	628,230	9,656

		Market
		Value•
	Shares	($000)
Bank of Nova Scotia	127,400	8,485
Aflac Inc.	122,850	7,647
Standard Chartered plc	332,298	6,792
UBS AG	303,661	5,563
Northern Trust Corp.	78,600	5,047
Vornado Realty Trust	32,900	3,512
Hartford Financial
Services Group Inc.	91,970	3,294
American International
Group Inc.	37,800	2,063
		299,377
Health Care (11.7%)
Merck & Co. Inc.	725,169	41,951
Johnson & Johnson	278,990	29,188
Eli Lilly & Co.	370,800	23,052
Pfizer Inc.	761,795	22,610
Roche Holding AG	75,802	22,586
Medtronic Inc.	331,010	21,105
AstraZeneca plc ADR	271,670	20,188
Cardinal Health Inc.	284,550	19,509
UnitedHealth Group Inc.	220,820	18,052
Bristol-Myers Squibb Co.	360,060	17,466
Zoetis Inc.	311,028	10,037
* Gilead Sciences Inc.	90,400	7,495
AmerisourceBergen Corp.
Class A	63,400	4,607
* Celgene Corp.	52,820	4,536
		262,382
Industrials (8.1%)
United Parcel Service Inc.
Class B	217,108	22,288
General Electric Co.	695,120	18,268
Honeywell
International Inc.	173,930	16,167
CSX Corp.	488,720	15,057
FedEx Corp.	97,160	14,708
United Technologies Corp.	122,500	14,142
Raytheon Co.	150,070	13,844
Schneider Electric SE	142,457	13,433
Eaton Corp. plc	170,700	13,175
Deere & Co.	129,200	11,699
ABB Ltd. ADR	367,600	8,462
Union Pacific Corp.	65,440	6,528
Caterpillar Inc.	50,280	5,464
General Dynamics Corp.	36,167	4,215
Lockheed Martin Corp.	26,100	4,195
		181,645
Information Technology (8.5%)
Microsoft Corp.	882,300	36,792
Apple Inc.	262,500	24,394
Intel Corp.	783,900	24,223
Accenture plc Class A	241,150	19,495
Cisco Systems Inc.	750,840	18,658
Texas Instruments Inc.	337,830	16,145
QUALCOMM Inc.	194,280	15,387

		Market
		Value•
	Shares	($000)
International Business
Machines Corp.	69,390	12,578
Oracle Corp.	277,850	11,261
* eBay Inc.	206,980	10,362
* Google Inc. Class C	1,000	575
		189,870
Materials (1.6%)
Dow Chemical Co.	292,170	15,035
International Paper Co.	206,300	10,412
BHP Billiton plc	189,350	6,156
Goldcorp Inc.	165,580	4,621
		36,224
Telecommunication Services (1.7%)
Verizon
Communications Inc.	765,190	37,441

Utilities (2.1%)
NextEra Energy Inc.	195,250	20,009
Dominion Resources Inc.	154,750	11,068
Exelon Corp.	234,000	8,536
Duke Energy Corp.	81,626	6,056
		45,669
Total Common Stocks
(Cost $990,705)		1,475,466

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (8.5%)
U.S. Government Securities (6.2%)
	United States Treasury Note/Bond	0.125%	4/30/15	21,115	21,118
	United States Treasury Note/Bond	0.250%	5/31/15	3,625	3,629
	United States Treasury Note/Bond	0.375%	6/30/15	3,650	3,659
	United States Treasury Note/Bond	0.250%	11/30/15	12,500	12,506
	United States Treasury Note/Bond	0.250%	12/31/15	3,400	3,400
	United States Treasury Note/Bond	0.250%	2/29/16	2,600	2,597
	United States Treasury Note/Bond	0.375%	5/31/16	19,000	18,982
	United States Treasury Note/Bond	1.500%	6/30/16	7,310	7,461
	United States Treasury Note/Bond	0.875%	1/31/17	534	536
	United States Treasury Note/Bond	0.750%	10/31/17	7,500	7,425
	United States Treasury Note/Bond	1.000%	5/31/18	5,500	5,440
	United States Treasury Note/Bond	1.375%	9/30/18	19,000	18,973
	United States Treasury Note/Bond	1.500%	5/31/19	7,000	6,964
	United States Treasury Note/Bond	2.500%	5/15/24	5,000	4,990
	United States Treasury Note/Bond	2.875%	5/15/43	17,028	15,527
	United States Treasury Note/Bond	3.750%	11/15/43	694	748
	United States Treasury Note/Bond	3.625%	2/15/44	4,300	4,528
					138,483
Conventional Mortgage-Backed Securities (2.2%)
[1,2,3] Fannie Mae Pool		4.500%	7/1/44	24,825	26,889
[1,2]	Freddie Mac Gold Pool	4.000%	9/1/24–
			9/1/41	13	14
[1,2]	Freddie Mac Gold Pool	4.500%	3/1/29–
			1/1/44	19,699	21,374
2	Ginnie Mae I Pool	7.000%	11/15/31–
			11/15/33	183	210
2	Ginnie Mae I Pool	8.000%	9/15/30	76	79
					48,566
Nonconventional Mortgage-Backed Securities (0.1%)
[1,2]	Fannie Mae REMICS	3.500%	4/25/31	245	245
[1,2]	Fannie Mae REMICS	4.000%	9/25/29–
			5/25/31	470	493
[1,2]	Freddie Mac REMICS	3.500%	3/15/31	145	145
[1,2]	Freddie Mac REMICS	4.000%	12/15/30–
			4/15/31	2,726	2,837
					3,720
Total U.S. Government and Agency Obligations
(Cost $188,626)					190,769
Asset-Backed/Commercial Mortgage-Backed Securities (1.3%)
2	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,695	2,697
2	AmeriCredit Automobile
	Receivables Trust 2012-1	4.720%	3/8/18	580	609
[2,4,5] Apidos CDO		1.710%	4/17/26	1,295	1,296
[2,4,5] ARES CLO Ltd.		1.763%	4/17/26	1,200	1,200
[2,4,5] Atlas Senior Loan Fund V Ltd.		1.809%	7/16/26	305	305
2	Banc of America Commercial
	Mortgage Trust 2006-2	5.919%	5/10/45	395	425
2	Banc of America Commercial
	Mortgage Trust 2006-5	5.414%	9/10/47	476	509
2	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.540%	9/11/41	530	573
[2,4,5] Carlyle Global Market Strategies
	CLO 2013-3 Ltd.	1.346%	7/15/25	290	285
[2,4,5] CECLO 2013-20A 144A		1.709%	1/25/26	1,300	1,299
[2,4,5] Cent CLO		1.715%	7/27/26	420	420
[2,4,5] CIFC Funding Ltd.		1.658%	4/18/25	1,185	1,186
2	COMM 2006-C7 Mortgage Trust	5.945%	6/10/46	567	610
2	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	480	485
2	Credit Suisse Commercial Mortgage
	Trust Series 2006-C4	5.467%	9/15/39	318	341
[2,4,5] Dryden Senior Loan Fund		1.620%	4/18/26	1,165	1,157
[2,5]	First Investors Auto Owner
	Trust 2013-2	1.230%	3/15/19	370	372
[2,5]	Ford Credit Floorplan Master Owner
	Trust A Series 2010-3	4.200%	2/15/17	890	912

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
2	Ford Credit Floorplan Master Owner
	Trust A Series 2012-2	1.920%	1/15/19	772	787
[2,5]	Hilton USA Trust 2013-HLT	2.662%	11/5/30	1,165	1,178
[2,4,5] ING Investment Management Co.		1.769%	4/18/26	1,165	1,166
2	LB-UBS Commercial Mortgage
	Trust 2006-C4	6.029%	6/15/38	378	409
[2,4]	LB-UBS Commercial Mortgage
	Trust 2008-C1	6.320%	4/15/41	800	909
[2,4,5] Limerock CLO		1.735%	4/18/26	1,300	1,301
[2,4,5] Madison Park Funding Ltd.		1.678%	1/19/25	755	754
[2,4,5] Madison Park Funding Ltd.		1.723%	7/20/26	920	920
2	Merrill Lynch Mortgage Trust 2006-C1	5.862%	5/12/39	591	635
2	Morgan Stanley Capital I Trust
	2005-HQ6	4.989%	8/13/42	300	308
[2,4,5] OZLM VI Ltd.		1.730%	4/17/26	955	955
2	Santander Drive Auto Receivables
	Trust 2011-1	2.350%	11/16/15	3	3
[2,4,5] Seneca Park CLO Ltd.		1.704%	7/17/26	680	680
[2,4,5] Shackleton CLO Ltd.		0.000%	7/17/26	660	656
[2,5]	Springleaf Funding Trust	2.410%	12/15/22	1,105	1,107
[2,5]	Springleaf Mortgage Loan Trust
	2013-1A	2.310%	6/25/58	220	213
[2,4,5] SYMP 14-14AA2 144A		1.480%	7/14/26	1,125	1,125
2	Utility Debt Securitization
	Authority Series 2013T	3.435%	12/15/25	210	219
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $27,973)					28,006
Corporate Bonds (21.2%)
Finance (8.5%)
	Banking (6.5%)
	American Express Centurion Bank	6.000%	9/13/17	500	572
	American Express Co.	1.550%	5/22/18	1,635	1,629
	American Express Credit Corp.	2.750%	9/15/15	100	103
	American Express Credit Corp.	2.375%	3/24/17	1,920	1,986
	American Express Credit Corp.	2.125%	7/27/18	1,235	1,255
	Bank of America Corp.	6.000%	9/1/17	1,010	1,139
	Bank of America Corp.	5.750%	12/1/17	500	565
	Bank of America Corp.	5.625%	7/1/20	85	98
	Bank of America Corp.	5.875%	1/5/21	3,000	3,502
	Bank of America Corp.	3.300%	1/11/23	120	118
	Bank of America Corp.	4.100%	7/24/23	150	155
	Bank of America Corp.	4.000%	4/1/24	815	833
	Bank of America Corp.	5.875%	2/7/42	260	307
	Bank of America Corp.	5.000%	1/21/44	1,230	1,303
	Bank of America Corp.	4.875%	4/1/44	870	901
	Bank of America NA	5.300%	3/15/17	2,000	2,199
	Bank of Montreal	1.300%	7/15/16	800	810
	Bank of Montreal	2.500%	1/11/17	2,030	2,112
	Bank of New York Mellon Corp.	4.950%	3/15/15	1,345	1,385
	Bank of Nova Scotia	3.400%	1/22/15	2,100	2,136
	Bank of Nova Scotia	2.050%	10/30/18	1,600	1,609
5	Barclays Bank plc	6.050%	12/4/17	1,400	1,563
	Barclays Bank plc	2.500%	2/20/19	800	811
	Barclays Bank plc	5.125%	1/8/20	240	271
	Barclays Bank plc	5.140%	10/14/20	160	176
	Barclays Bank plc	3.750%	5/15/24	1,150	1,156
	BB&T Corp.	4.900%	6/30/17	1,000	1,095
	Bear Stearns Cos. LLC	6.400%	10/2/17	235	271
	Bear Stearns Cos. LLC	7.250%	2/1/18	425	504
	BNP Paribas SA	2.400%	12/12/18	1,300	1,312
	BNP Paribas SA	3.250%	3/3/23	305	301
	BNY Mellon NA	4.750%	12/15/14	250	255
	BPCE SA	2.500%	12/10/18	220	223
	BPCE SA	4.000%	4/15/24	775	791
5	BPCE SA	5.150%	7/21/24	1,260	1,332
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	1,400	1,438
	Capital One Bank USA NA	2.150%	11/21/18	1,215	1,222
	Capital One Financial Corp.	2.150%	3/23/15	670	678

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Capital One Financial Corp.	3.150%	7/15/16	300	313
	Capital One Financial Corp.	4.750%	7/15/21	400	444
	Capital One Financial Corp.	3.750%	4/24/24	1,305	1,320
	Citigroup Inc.	4.587%	12/15/15	570	601
	Citigroup Inc.	3.953%	6/15/16	826	871
	Citigroup Inc.	4.450%	1/10/17	1,305	1,406
	Citigroup Inc.	6.125%	11/21/17	2,320	2,650
	Citigroup Inc.	1.750%	5/1/18	500	497
	Citigroup Inc.	6.125%	5/15/18	255	294
	Citigroup Inc.	2.500%	9/26/18	500	507
	Citigroup Inc.	2.550%	4/8/19	1,800	1,813
	Citigroup Inc.	5.375%	8/9/20	675	774
	Citigroup Inc.	4.500%	1/14/22	800	868
	Citigroup Inc.	6.625%	6/15/32	2,000	2,398
	Citigroup Inc.	6.125%	8/25/36	1,000	1,149
	Citigroup Inc.	8.125%	7/15/39	180	270
	Citigroup Inc.	5.875%	1/30/42	35	42
	Citigroup Inc.	4.950%	11/7/43	400	423
	Citigroup Inc.	5.300%	5/6/44	320	332
5	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	3.200%	3/11/15	1,300	1,326
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	2.250%	1/14/19	1,350	1,366
5	Credit Agricole SA	3.500%	4/13/15	255	261
5	Credit Agricole SA	2.500%	4/15/19	1,460	1,475
	Credit Suisse	2.300%	5/28/19	1,345	1,344
	Deutsche Bank AG	2.500%	2/13/19	1,000	1,018
	Deutsche Bank AG	3.700%	5/30/24	895	897
	Deutsche Bank Financial LLC	5.375%	3/2/15	1,963	2,021
	Goldman Sachs Group Inc.	5.350%	1/15/16	1,500	1,601
	Goldman Sachs Group Inc.	5.625%	1/15/17	490	539
	Goldman Sachs Group Inc.	5.950%	1/18/18	1,325	1,506
	Goldman Sachs Group Inc.	2.375%	1/22/18	555	564
	Goldman Sachs Group Inc.	5.375%	3/15/20	405	458
	Goldman Sachs Group Inc.	6.000%	6/15/20	150	175
	Goldman Sachs Group Inc.	5.250%	7/27/21	865	971
	Goldman Sachs Group Inc.	5.750%	1/24/22	360	416
	Goldman Sachs Group Inc.	3.625%	1/22/23	1,930	1,929
	Goldman Sachs Group Inc.	6.450%	5/1/36	2,000	2,315
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,360	1,623
	Goldman Sachs Group Inc.	6.250%	2/1/41	670	814
	Goldman Sachs Group Inc.	4.800%	7/8/44	1,080	1,075
5	HSBC Bank plc	3.500%	6/28/15	500	515
5	HSBC Bank plc	4.750%	1/19/21	1,700	1,891
	HSBC Holdings plc	4.000%	3/30/22	2,395	2,555
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,218
	HSBC Holdings plc	6.100%	1/14/42	375	470
	HSBC Holdings plc	5.250%	3/14/44	440	472
	HSBC USA Inc.	1.625%	1/16/18	1,005	1,004
	HSBC USA Inc.	3.500%	6/23/24	800	800
	Huntington National Bank	2.200%	4/1/19	560	561
5	ING Bank NV	3.750%	3/7/17	600	638
	JPMorgan Chase & Co.	5.125%	9/15/14	580	585
	JPMorgan Chase & Co.	3.700%	1/20/15	500	509
	JPMorgan Chase & Co.	6.000%	1/15/18	1,500	1,715
	JPMorgan Chase & Co.	6.300%	4/23/19	465	549
	JPMorgan Chase & Co.	4.950%	3/25/20	1,000	1,123
	JPMorgan Chase & Co.	4.350%	8/15/21	1,012	1,095
	JPMorgan Chase & Co.	4.500%	1/24/22	495	540
	JPMorgan Chase & Co.	3.250%	9/23/22	970	972
	JPMorgan Chase & Co.	3.375%	5/1/23	875	857
	JPMorgan Chase & Co.	3.875%	2/1/24	800	823
	JPMorgan Chase & Co.	5.600%	7/15/41	2,400	2,810
	JPMorgan Chase & Co.	5.400%	1/6/42	750	853
	JPMorgan Chase & Co.	5.625%	8/16/43	400	450
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	2,000	2,173
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	1,250	1,471
	Morgan Stanley	6.000%	4/28/15	1,000	1,043
	Morgan Stanley	3.800%	4/29/16	255	268
	Morgan Stanley	5.450%	1/9/17	1,000	1,101
	Morgan Stanley	2.125%	4/25/18	1,375	1,388

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Morgan Stanley	2.500%	1/24/19	2,500	2,527
	Morgan Stanley	5.625%	9/23/19	645	742
	Morgan Stanley	5.750%	1/25/21	1,740	2,023
	Morgan Stanley	6.250%	8/9/26	3,000	3,664
	National City Corp.	6.875%	5/15/19	1,000	1,194
5	Nordea Bank AB	3.700%	11/13/14	570	577
	Northern Trust Corp.	3.450%	11/4/20	255	271
	PNC Bank NA	4.875%	9/21/17	1,500	1,656
	PNC Bank NA	4.200%	11/1/25	255	270
	PNC Financial Services Group Inc.	3.900%	4/29/24	580	590
5	Standard Chartered plc	3.850%	4/27/15	380	390
	State Street Corp.	5.375%	4/30/17	2,775	3,097
	Svenska Handelsbanken AB	2.875%	4/4/17	1,000	1,046
	UBS AG	3.875%	1/15/15	582	592
	UBS AG	5.875%	7/15/16	1,005	1,101
	UBS AG	5.875%	12/20/17	480	549
	UBS AG	4.875%	8/4/20	300	337
	US Bancorp	1.650%	5/15/17	600	608
	US Bancorp	3.700%	1/30/24	1,560	1,616
	Wachovia Corp.	7.500%	4/15/35	1,000	1,362
	Wells Fargo & Co.	3.625%	4/15/15	925	948
	Wells Fargo & Co.	5.625%	12/11/17	820	932
	Wells Fargo & Co.	2.150%	1/15/19	2,915	2,938
	Wells Fargo & Co.	3.000%	1/22/21	505	514
	Wells Fargo & Co.	3.500%	3/8/22	840	868
	Wells Fargo & Co.	3.450%	2/13/23	930	925
	Wells Fargo & Co.	4.480%	1/16/24	1,199	1,272
	Wells Fargo & Co.	5.606%	1/15/44	2,276	2,575

	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	305	349

	Finance Companies (0.6%)
	General Electric Capital Corp.	4.625%	1/7/21	1,120	1,245
	General Electric Capital Corp.	5.300%	2/11/21	795	904
	General Electric Capital Corp.	3.150%	9/7/22	3,376	3,390
	General Electric Capital Corp.	3.100%	1/9/23	455	451
	General Electric Capital Corp.	3.450%	5/15/24	1,600	1,601
	General Electric Capital Corp.	6.750%	3/15/32	1,000	1,317
	General Electric Capital Corp.	6.150%	8/7/37	1,755	2,168
	General Electric Capital Corp.	5.875%	1/14/38	1,547	1,869
	General Electric Capital Corp.	6.875%	1/10/39	600	809

	Insurance (1.1%)
	ACE INA Holdings Inc.	2.600%	11/23/15	600	616
	ACE INA Holdings Inc.	5.800%	3/15/18	1,295	1,483
	ACE INA Holdings Inc.	3.350%	5/15/24	555	559
	Aetna Inc.	1.750%	5/15/17	60	61
	Aetna Inc.	6.500%	9/15/18	335	396
	Allstate Corp.	5.000%	8/15/14	1,000	1,005
2	Allstate Corp.	6.125%	5/15/67	1,000	1,069
	American International Group Inc.	4.125%	2/15/24	475	500
	CNA Financial Corp.	3.950%	5/15/24	135	139
5	Five Corners Funding Trust	4.419%	11/15/23	730	770
5	Liberty Mutual Group Inc.	4.250%	6/15/23	360	373
	Loews Corp.	2.625%	5/15/23	565	535
[2,5]	Massachusetts Mutual Life
	Insurance Co.	7.625%	11/15/23	2,000	2,565
	MetLife Inc.	3.600%	4/10/24	715	725
	MetLife Inc.	4.125%	8/13/42	145	140
	MetLife Inc.	4.875%	11/13/43	800	863
5	Metropolitan Life Global Funding I	1.500%	1/10/18	1,480	1,474
5	Metropolitan Life Global Funding I	1.875%	6/22/18	950	952
5	New York Life Global Funding	1.650%	5/15/17	600	605
5	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,485
	Prudential Financial Inc.	3.000%	5/12/16	450	468
5	QBE Insurance Group Ltd.	2.400%	5/1/18	235	231
	UnitedHealth Group Inc.	6.000%	6/15/17	500	568
	UnitedHealth Group Inc.	6.000%	2/15/18	700	808
	UnitedHealth Group Inc.	3.875%	10/15/20	601	644
	UnitedHealth Group Inc.	2.875%	3/15/22	27	27

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	UnitedHealth Group Inc.	2.875%	3/15/23	400	392
	UnitedHealth Group Inc.	4.250%	3/15/43	1,600	1,566
	WellPoint Inc.	2.300%	7/15/18	375	382
	WellPoint Inc.	3.125%	5/15/22	1,610	1,605
	WellPoint Inc.	3.300%	1/15/23	1,100	1,096

	Real Estate Investment Trusts (0.3%)
	AvalonBay Communities Inc.	3.625%	10/1/20	520	543
	Duke Realty LP	6.500%	1/15/18	225	257
	HCP Inc.	3.750%	2/1/16	210	219
	Realty Income Corp.	4.650%	8/1/23	640	687
	Simon Property Group LP	5.100%	6/15/15	1,000	1,044
	Simon Property Group LP	6.100%	5/1/16	1,800	1,957
5	WEA Finance LLC	7.125%	4/15/18	1,000	1,217
					189,544
Industrial (10.8%)
	Basic Industry (0.3%)
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	1,140	1,199
	CF Industries Inc.	5.375%	3/15/44	880	939
	EI du Pont de Nemours & Co.	2.750%	4/1/16	1,400	1,453
	Monsanto Co.	4.700%	7/15/64	230	230
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	1,500	1,770
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	685	720
	Rio Tinto Finance USA plc	3.500%	3/22/22	1,300	1,333

	Capital Goods (0.8%)
	Caterpillar Financial Services Corp.	2.625%	3/1/23	1,360	1,308
	Caterpillar Inc.	3.900%	5/27/21	1,170	1,265
	Caterpillar Inc.	2.600%	6/26/22	705	688
	Caterpillar Inc.	3.400%	5/15/24	1,500	1,513
	Caterpillar Inc.	4.300%	5/15/44	350	349
	General Dynamics Corp.	3.875%	7/15/21	355	381
	General Electric Co.	2.700%	10/9/22	610	600
	General Electric Co.	4.125%	10/9/42	320	315
	General Electric Co.	4.500%	3/11/44	700	728
	Honeywell International Inc.	4.250%	3/1/21	1,002	1,109
	Illinois Tool Works Inc.	3.500%	3/1/24	1,645	1,684
	John Deere Capital Corp.	2.250%	4/17/19	1,465	1,484
	John Deere Capital Corp.	1.700%	1/15/20	520	505
5	Siemens Financieringsmaatschappij NV	5.750%	10/17/16	2,225	2,466
	United Technologies Corp.	4.875%	5/1/15	220	228
	United Technologies Corp.	1.800%	6/1/17	155	158
	United Technologies Corp.	3.100%	6/1/22	535	542
	United Technologies Corp.	7.500%	9/15/29	770	1,100
	United Technologies Corp.	6.050%	6/1/36	675	855
	United Technologies Corp.	4.500%	6/1/42	325	339

	Communication (2.2%)
	21st Century Fox America Inc.	4.500%	2/15/21	375	412
	21st Century Fox America Inc.	3.000%	9/15/22	245	241
	21st Century Fox America Inc.	4.000%	10/1/23	125	130
	21st Century Fox America Inc.	6.150%	2/15/41	800	974
	America Movil SAB de CV	3.125%	7/16/22	1,880	1,845
	America Movil SAB de CV	4.375%	7/16/42	530	496
5	American Tower Trust I	1.551%	3/15/18	380	382
5	American Tower Trust I	3.070%	3/15/23	1,100	1,076
	AT&T Inc.	5.100%	9/15/14	500	505
	AT&T Inc.	1.400%	12/1/17	1,400	1,394
	AT&T Inc.	5.600%	5/15/18	1,000	1,143
	AT&T Inc.	2.300%	3/11/19	850	856
	AT&T Inc.	6.450%	6/15/34	1,595	1,944
	AT&T Inc.	6.800%	5/15/36	500	634
	AT&T Inc.	6.550%	2/15/39	200	248
	AT&T Inc.	5.350%	9/1/40	105	114
	AT&T Inc.	5.550%	8/15/41	375	417
	BellSouth Corp.	6.550%	6/15/34	2,975	3,569
	CBS Corp.	4.300%	2/15/21	675	727
	Comcast Corp.	2.850%	1/15/23	240	238
	Comcast Corp.	3.600%	3/1/24	1,110	1,142
	Comcast Corp.	4.250%	1/15/33	1,032	1,057
	Comcast Corp.	5.650%	6/15/35	110	130

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Comcast Corp.	6.500%	11/15/35	115	149
	Comcast Corp.	6.400%	5/15/38	120	153
	Comcast Corp.	4.650%	7/15/42	1,035	1,076
	Comcast Corp.	4.500%	1/15/43	500	509
	Comcast Corp.	4.750%	3/1/44	400	422
5	Deutsche Telekom International
	Finance BV	2.250%	3/6/17	400	410
5	Deutsche Telekom International
	Finance BV	4.875%	3/6/42	705	739
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	1.750%	1/15/18	500	501
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	5.200%	3/15/20	255	287
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	4.600%	2/15/21	100	109
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.800%	3/15/22	250	258
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	4.450%	4/1/24	1,700	1,800
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	6.375%	3/1/41	425	513
	Discovery Communications LLC	5.625%	8/15/19	80	92
	Discovery Communications LLC	5.050%	6/1/20	420	472
	Discovery Communications LLC	3.250%	4/1/23	125	123
	Discovery Communications LLC	4.950%	5/15/42	105	107
	Discovery Communications LLC	4.875%	4/1/43	220	221
	Grupo Televisa SAB	6.625%	1/15/40	630	769
5	NBCUniversal Enterprise Inc.	1.662%	4/15/18	1,920	1,919
5	NBCUniversal Enterprise Inc.	1.974%	4/15/19	2,530	2,506
	NBCUniversal Media LLC	4.375%	4/1/21	600	661
	Orange SA	4.125%	9/14/21	1,740	1,867
5	SBA Tower Trust	2.933%	12/15/17	840	853
	Time Warner Cable Inc.	5.850%	5/1/17	1,030	1,159
	Time Warner Cable Inc.	6.550%	5/1/37	270	337
	Time Warner Cable Inc.	7.300%	7/1/38	170	228
	Time Warner Cable Inc.	6.750%	6/15/39	185	236
	Time Warner Cable Inc.	5.875%	11/15/40	505	590
	Verizon Communications Inc.	4.500%	9/15/20	1,280	1,408
	Verizon Communications Inc.	3.450%	3/15/21	485	503
	Verizon Communications Inc.	3.500%	11/1/21	1,040	1,071
	Verizon Communications Inc.	7.750%	12/1/30	1,590	2,171
	Verizon Communications Inc.	6.400%	9/15/33	2,230	2,731
	Verizon Communications Inc.	5.850%	9/15/35	475	555
	Verizon Communications Inc.	6.900%	4/15/38	290	373
	Verizon Communications Inc.	4.750%	11/1/41	290	293
	Verizon Communications Inc.	6.550%	9/15/43	1,945	2,444

	Consumer Cyclical (1.8%)
	Amazon.com Inc.	2.500%	11/29/22	885	838
5	American Honda Finance Corp.	1.500%	9/11/17	490	492
5	American Honda Finance Corp.	1.600%	2/16/18	810	809
	American Honda Finance Corp.	2.125%	10/10/18	1,110	1,128
	AutoZone Inc.	3.700%	4/15/22	1,371	1,413
	AutoZone Inc.	3.125%	7/15/23	600	581
	CVS Caremark Corp.	4.875%	9/15/14	800	807
	CVS Caremark Corp.	5.750%	6/1/17	285	321
	CVS Caremark Corp.	2.750%	12/1/22	1,200	1,160
5	Daimler Finance North America LLC	2.375%	8/1/18	900	918
5	Daimler Finance North America LLC	2.250%	7/31/19	1,575	1,580
	Daimler Finance North America LLC	8.500%	1/18/31	1,000	1,515
	eBay Inc.	1.350%	7/15/17	325	327
	eBay Inc.	2.600%	7/15/22	520	498
	Ford Motor Credit Co. LLC	2.375%	3/12/19	1,700	1,705
	Home Depot Inc.	2.250%	9/10/18	975	998
	Home Depot Inc.	3.950%	9/15/20	600	658
	Home Depot Inc.	2.700%	4/1/23	720	699
	Home Depot Inc.	4.400%	3/15/45	555	561
5	Hyundai Capital America	1.625%	10/2/15	375	378
	Lowe’s Cos. Inc.	6.875%	2/15/28	710	913
	Lowe’s Cos. Inc.	6.500%	3/15/29	1,000	1,247
	McDonald’s Corp.	1.875%	5/29/19	435	435

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	McDonald’s Corp.	2.625%	1/15/22	195	193
	McDonald’s Corp.	3.250%	6/10/24	210	211
5	Nissan Motor Acceptance Corp.	1.950%	9/12/17	1,186	1,200
5	Nissan Motor Acceptance Corp.	1.800%	3/15/18	1,100	1,095
5	Nissan Motor Acceptance Corp.	2.650%	9/26/18	585	598
	PACCAR Financial Corp.	1.600%	3/15/17	1,002	1,014
	Target Corp.	2.900%	1/15/22	1,200	1,203
	Time Warner Inc.	4.875%	3/15/20	700	784
	Time Warner Inc.	4.750%	3/29/21	350	388
	Time Warner Inc.	6.500%	11/15/36	620	761
	Toyota Motor Credit Corp.	2.800%	1/11/16	1,105	1,143
	Toyota Motor Credit Corp.	1.750%	5/22/17	1,200	1,222
	Toyota Motor Credit Corp.	1.250%	10/5/17	900	900
	Viacom Inc.	3.250%	3/15/23	545	538
5	Volkswagen International Finance NV	1.625%	3/22/15	2,100	2,118
	Wal-Mart Stores Inc.	3.250%	10/25/20	742	779
	Wal-Mart Stores Inc.	4.250%	4/15/21	1,000	1,106
	Wal-Mart Stores Inc.	2.550%	4/11/23	2,050	1,971
	Wal-Mart Stores Inc.	5.625%	4/15/41	2,790	3,364
	Walt Disney Co.	4.125%	6/1/44	560	552

	Consumer Noncyclical (3.6%)
	AbbVie Inc.	1.750%	11/6/17	775	778
	AbbVie Inc.	2.000%	11/6/18	995	998
5	Actavis Funding SCS	2.450%	6/15/19	160	160
5	Actavis Funding SCS	4.850%	6/15/44	900	903
	Altria Group Inc.	4.750%	5/5/21	590	651
	Altria Group Inc.	2.850%	8/9/22	800	770
	Altria Group Inc.	4.500%	5/2/43	1,300	1,251
	AmerisourceBergen Corp.	3.500%	11/15/21	310	322
	Amgen Inc.	2.300%	6/15/16	635	653
	Amgen Inc.	3.875%	11/15/21	835	886
	Amgen Inc.	5.150%	11/15/41	1,500	1,608
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	200	231
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	700	773
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	4,615	4,422
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	125	113
	AstraZeneca plc	1.950%	9/18/19	1,100	1,097
	AstraZeneca plc	6.450%	9/15/37	615	795
[2,4,5] Avery 2014 A 144A		1.758%	4/25/26	1,190	1,190
5	BAT International Finance plc	3.250%	6/7/22	1,480	1,477
	Baxter International Inc.	5.900%	9/1/16	502	556
	Bristol-Myers Squibb Co.	3.250%	11/1/23	990	998
	Cardinal Health Inc.	1.700%	3/15/18	75	75
	Cardinal Health Inc.	3.200%	3/15/23	315	312
5	Cargill Inc.	4.307%	5/14/21	2,092	2,284
5	Cargill Inc.	6.875%	5/1/28	645	798
5	Cargill Inc.	6.125%	4/19/34	1,270	1,555
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	55	54
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	255	257
2	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	126	121
	Celgene Corp.	2.250%	5/15/19	160	161
	Celgene Corp.	3.625%	5/15/24	370	371
	Coca-Cola Co.	5.350%	11/15/17	1,500	1,704
	Coca-Cola Co.	3.300%	9/1/21	300	312
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	500	522
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	768	777
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	850	877
	Coca-Cola HBC Finance BV	5.500%	9/17/15	700	734
	Colgate-Palmolive Co.	7.600%	5/19/25	480	652
	ConAgra Foods Inc.	1.900%	1/25/18	235	236
	Diageo Capital plc	2.625%	4/29/23	1,230	1,176
	Diageo Investment Corp.	2.875%	5/11/22	525	520
	Dr Pepper Snapple Group Inc.	2.900%	1/15/16	246	254
	Dr Pepper Snapple Group Inc.	2.000%	1/15/20	195	191
	Dr Pepper Snapple Group Inc.	2.700%	11/15/22	195	187
	Eli Lilly & Co.	4.650%	6/15/44	720	757
	Express Scripts Holding Co.	2.650%	2/15/17	1,072	1,113
	Express Scripts Holding Co.	2.250%	6/15/19	575	573
	Express Scripts Holding Co.	4.750%	11/15/21	600	664

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Express Scripts Holding Co.	3.500%	6/15/24	825	816
	Gilead Sciences Inc.	3.700%	4/1/24	660	677
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	445	433
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,349
	GlaxoSmithKline Capital plc	1.500%	5/8/17	560	566
5	Grupo Bimbo SAB de CV	3.875%	6/27/24	360	359
5	Heineken NV	1.400%	10/1/17	205	205
5	Heineken NV	2.750%	4/1/23	860	818
5	Heineken NV	4.000%	10/1/42	35	32
5	Japan Tobacco Inc.	2.100%	7/23/18	545	552
	Johnson & Johnson	5.150%	7/15/18	500	571
	Kaiser Foundation Hospitals	3.500%	4/1/22	330	333
	Kaiser Foundation Hospitals	4.875%	4/1/42	340	370
	Kraft Foods Group Inc.	2.250%	6/5/17	295	303
	Kraft Foods Group Inc.	3.500%	6/6/22	1,185	1,217
	Kraft Foods Group Inc.	5.000%	6/4/42	320	341
	Kroger Co.	3.300%	1/15/21	420	430
	Kroger Co.	3.850%	8/1/23	270	277
	Kroger Co.	4.000%	2/1/24	540	560
	McKesson Corp.	3.250%	3/1/16	175	182
	McKesson Corp.	2.700%	12/15/22	195	186
	McKesson Corp.	2.850%	3/15/23	190	183
	McKesson Corp.	3.796%	3/15/24	465	475
	Medtronic Inc.	1.375%	4/1/18	225	223
	Medtronic Inc.	3.625%	3/15/24	270	276
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	275	265
	Merck & Co. Inc.	1.300%	5/18/18	1,030	1,020
	Merck & Co. Inc.	2.800%	5/18/23	1,175	1,144
	Merck & Co. Inc.	4.150%	5/18/43	760	744
	Molson Coors Brewing Co.	2.000%	5/1/17	31	32
	Molson Coors Brewing Co.	3.500%	5/1/22	690	699
	Molson Coors Brewing Co.	5.000%	5/1/42	370	386
	Mondelez International Inc.	6.500%	2/9/40	600	766
	Novartis Capital Corp.	3.400%	5/6/24	1,900	1,925
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	50	52
	Pepsi Bottling Group Inc.	7.000%	3/1/29	500	668
	PepsiCo Inc.	3.100%	1/15/15	400	406
	PepsiCo Inc.	3.125%	11/1/20	330	344
	PepsiCo Inc.	2.750%	3/5/22	670	662
	PepsiCo Inc.	2.750%	3/1/23	500	488
	PepsiCo Inc.	4.000%	3/5/42	845	807
	Pfizer Inc.	6.200%	3/15/19	1,400	1,663
	Pfizer Inc.	3.000%	6/15/23	1,200	1,198
	Philip Morris International Inc.	4.500%	3/26/20	250	278
	Philip Morris International Inc.	4.125%	5/17/21	1,025	1,110
	Philip Morris International Inc.	2.500%	8/22/22	575	557
	Philip Morris International Inc.	2.625%	3/6/23	1,150	1,116
2	Procter & Gamble - Esop	9.360%	1/1/21	1,280	1,641
5	Roche Holdings Inc.	6.000%	3/1/19	516	609
5	SABMiller Holdings Inc.	2.450%	1/15/17	400	412
5	SABMiller Holdings Inc.	3.750%	1/15/22	400	414
5	SABMiller plc	6.500%	7/1/16	1,500	1,662
	Sanofi	4.000%	3/29/21	1,130	1,222
	St. Jude Medical Inc.	2.500%	1/15/16	666	684
5	Tesco plc	5.500%	11/15/17	1,500	1,679
	Thermo Fisher Scientific Inc.	3.250%	11/20/14	235	238
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	265	271
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	260	270
	Thermo Fisher Scientific Inc.	1.850%	1/15/18	530	533
	Unilever Capital Corp.	4.250%	2/10/21	2,805	3,089
	Zoetis Inc.	3.250%	2/1/23	90	89
	Zoetis Inc.	4.700%	2/1/43	105	106

	Energy (0.9%)
	BP Capital Markets plc	3.200%	3/11/16	650	679
	BP Capital Markets plc	1.846%	5/5/17	650	664
	BP Capital Markets plc	4.750%	3/10/19	795	892
	BP Capital Markets plc	4.500%	10/1/20	400	444

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	BP Capital Markets plc	3.245%	5/6/22	650	657
	BP Capital Markets plc	2.500%	11/6/22	500	476
	BP Capital Markets plc	3.994%	9/26/23	195	205
	BP Capital Markets plc	3.814%	2/10/24	650	673
	Chevron Corp.	3.191%	6/24/23	1,235	1,253
	ConocoPhillips	5.200%	5/15/18	1,500	1,696
	EOG Resources Inc.	5.625%	6/1/19	425	494
	Halliburton Co.	3.500%	8/1/23	1,750	1,793
5	Motiva Enterprises LLC	5.750%	1/15/20	125	143
	Occidental Petroleum Corp.	4.100%	2/1/21	1,120	1,217
	Occidental Petroleum Corp.	2.700%	2/15/23	500	486
5	Schlumberger Investment SA	2.400%	8/1/22	630	606
	Schlumberger Investment SA	3.650%	12/1/23	1,120	1,163
	Shell International Finance BV	4.375%	3/25/20	1,000	1,112
	Shell International Finance BV	2.250%	1/6/23	850	799
	Suncor Energy Inc.	5.950%	12/1/34	500	599
	Total Capital International SA	1.550%	6/28/17	1,365	1,380
	Total Capital International SA	2.700%	1/25/23	810	784
	Total Capital SA	2.125%	8/10/18	850	864

	Other Industrial (0.0%)
5	Hutchison Whampoa
	International 11 Ltd.	3.500%	1/13/17	305	321
2	Johns Hopkins University
	Maryland GO	4.083%	7/1/53	690	672

	Technology (0.6%)
	Apple Inc.	2.850%	5/6/21	1,100	1,110
	Apple Inc.	3.450%	5/6/24	1,000	1,007
	Apple Inc.	3.850%	5/4/43	430	396
	Apple Inc.	4.450%	5/6/44	120	121
	Cisco Systems Inc.	2.125%	3/1/19	540	544
	Cisco Systems Inc.	4.450%	1/15/20	1,000	1,110
	Cisco Systems Inc.	2.900%	3/4/21	320	326
	EMC Corp.	1.875%	6/1/18	500	503
	EMC Corp.	2.650%	6/1/20	500	503
	EMC Corp.	3.375%	6/1/23	500	507
	International Business Machines Corp.	1.250%	2/6/17	250	252
	International Business Machines Corp.	3.375%	8/1/23	1,750	1,764
	International Business Machines Corp.	3.625%	2/12/24	700	719
	International Business Machines Corp.	5.875%	11/29/32	2,000	2,494
	Microsoft Corp.	3.625%	12/15/23	500	522
	Oracle Corp.	6.125%	7/8/39	350	440

	Transportation (0.6%)
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	400	393
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	1,800	1,877
2	Continental Airlines 2007-1 Class A
	Pass Through Trust	5.983%	4/19/22	792	899
5	ERAC USA Finance LLC	5.900%	11/15/15	500	534
5	ERAC USA Finance LLC	2.750%	3/15/17	205	211
5	ERAC USA Finance LLC	2.350%	10/15/19	610	609
5	ERAC USA Finance LLC	4.500%	8/16/21	325	351
5	ERAC USA Finance LLC	3.300%	10/15/22	40	40
5	ERAC USA Finance LLC	7.000%	10/15/37	1,000	1,308
2	Federal Express Corp. 1998
	Pass Through Trust	6.720%	1/15/22	1,039	1,213
	FedEx Corp.	2.625%	8/1/22	130	125
	FedEx Corp.	2.700%	4/15/23	255	243
	FedEx Corp.	4.900%	1/15/34	230	247
	FedEx Corp.	3.875%	8/1/42	120	108
	FedEx Corp.	4.100%	4/15/43	500	464
	FedEx Corp.	5.100%	1/15/44	340	368
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,768
	Southwest Airlines Co.	5.750%	12/15/16	1,500	1,657
2	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	421	486
	United Parcel Service Inc.	2.450%	10/1/22	425	412
	United Parcel Service Inc.	4.875%	11/15/40	460	513
					242,739

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Utilities (1.9%)
	Electric (1.6%)
	Alabama Power Co.	5.550%	2/1/17	585	648
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,192
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,000	1,238
	Commonwealth Edison Co.	5.950%	8/15/16	770	850
	Connecticut Light & Power Co.	5.650%	5/1/18	465	526
	Consolidated Edison Co. of
	New York Inc.	5.500%	9/15/16	700	769
	Consolidated Edison Co. of
	New York Inc.	5.300%	12/1/16	890	982
	Dominion Resources Inc.	5.200%	8/15/19	750	859
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	308
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	664
	Duke Energy Carolinas LLC	3.900%	6/15/21	1,090	1,181
	Duke Energy Florida Inc.	6.350%	9/15/37	200	264
	Duke Energy Progress Inc.	6.300%	4/1/38	365	482
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,198
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,127
	Florida Power & Light Co.	5.950%	2/1/38	785	991
	Georgia Power Co.	5.400%	6/1/18	1,165	1,321
	Georgia Power Co.	4.300%	3/15/42	755	756
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	1,500	1,700
	Northern States Power Co.	6.250%	6/1/36	2,000	2,604
	NSTAR LLC	4.500%	11/15/19	90	99
	Pacific Gas & Electric Co.	4.250%	5/15/21	300	328
	Pacific Gas & Electric Co.	3.850%	11/15/23	450	470
	Pacific Gas & Electric Co.	3.750%	2/15/24	305	315
	Pacific Gas & Electric Co.	5.125%	11/15/43	285	317
	PacifiCorp	6.250%	10/15/37	2,000	2,594
	Peco Energy Co.	5.350%	3/1/18	565	638
	Potomac Electric Power Co.	6.500%	11/15/37	750	1,009
	Public Service Electric & Gas Co.	5.300%	5/1/18	1,900	2,156
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	745
	Sierra Pacific Power Co.	3.375%	8/15/23	850	868
	South Carolina Electric & Gas Co.	6.050%	1/15/38	1,000	1,268
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,255
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,686
	Southern Co.	2.450%	9/1/18	225	231
	Virginia Electric & Power Co.	2.750%	3/15/23	690	676
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	847

	Natural Gas (0.2%)
	AGL Capital Corp.	6.375%	7/15/16	775	855
5	DCP Midstream LLC	6.450%	11/3/36	935	1,065
5	Dominion Gas Holdings LLC	3.550%	11/1/23	470	478
	National Grid plc	6.300%	8/1/16	1,000	1,107
	TransCanada PipeLines Ltd.	3.800%	10/1/20	1,220	1,316

	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,286
					42,269
Total Corporate Bonds (Cost $442,572)					474,552
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
5	Abu Dhabi National Energy Co.	5.875%	10/27/16	595	655
5	CDP Financial Inc.	4.400%	11/25/19	1,000	1,109
5	Electricite de France SA	4.600%	1/27/20	1,200	1,331
5	Electricite de France SA	4.875%	1/22/44	300	320
[2,5]	Electricite de France SA	5.250%	1/29/49	235	240
[2,5]	Electricite de France SA	5.625%	12/29/49	1,400	1,463
5	Gazprom Neft OAO Via GPN
	Capital SA	4.375%	9/19/22	550	511
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	2,000	2,355
	Japan Finance Organization for
	Municipalities	4.625%	4/21/15	500	517
	Korea Finance Corp.	2.875%	8/22/18	505	518
	Oesterreichische Kontrollbank AG	4.500%	3/9/15	1,500	1,544
	Province of Ontario	4.500%	2/3/15	705	722

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Quebec	5.125%	11/14/16	1,000	1,098
5	Ras Laffan Liquefied Natural
	Gas Co. Ltd. III	5.500%	9/30/14	405	410
	Republic of Poland	4.000%	1/22/24	975	1,016
5	State Grid Overseas
	Investment 2014 Ltd.	2.750%	5/7/19	1,305	1,316
	Statoil ASA	2.900%	11/8/20	1,050	1,069
	Statoil ASA	3.700%	3/1/24	395	413
5	Temasek Financial I Ltd.	2.375%	1/23/23	1,130	1,085
	United Mexican States	3.500%	1/21/21	342	355
Total Sovereign Bonds (Cost $17,016)					18,047
Taxable Municipal Bonds (1.5%)
	Atlanta GA Downtown Development
	Authority Revenue	6.875%	2/1/21	400	465
	Bay Area Toll Authority California
	Toll Bridge Revenue (San Francisco
	Bay Area)	6.263%	4/1/49	1,000	1,344
	California GO	5.700%	11/1/21	265	318
	California GO	7.550%	4/1/39	635	945
	California GO	7.300%	10/1/39	220	310
	California GO	7.600%	11/1/40	690	1,045
	Chicago IL Metropolitan Water
	Reclamation District GO	5.720%	12/1/38	215	258
	Chicago IL O’Hare International
	Airport Revenue	6.845%	1/1/38	530	593
	Chicago IL O’Hare International
	Airport Revenue	6.395%	1/1/40	425	543
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	750	985
	Georgia Municipal Electric Power
	Authority Revenue	6.637%	4/1/57	696	849
	Grand Parkway Transportation Corp.
	Texas System Toll Revenue	5.184%	10/1/42	1,015	1,172
	Houston TX GO	6.290%	3/1/32	590	725
	Illinois GO	5.100%	6/1/33	1,340	1,343
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	750	934
6	Kansas Development Finance
	Authority Revenue (Public Employees
	Retirement System)	5.501%	5/1/34	2,000	2,208
	Los Angeles CA Department of
	Water & Power Revenue	6.008%	7/1/39	455	550
	Los Angeles CA Unified School
	District GO	5.750%	7/1/34	1,400	1,707
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	545	682
	Massachusetts School
	Building Authority
	Dedicated Sales Tax Revenue	5.715%	8/15/39	1,000	1,219
	New Jersey Turnpike
	Authority Revenue	7.414%	1/1/40	410	591
	New Jersey Turnpike
	Authority Revenue	7.102%	1/1/41	600	839
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.790%	6/15/41	115	126
	New York Metropolitan
	Transportation Authority Revenue	6.814%	11/15/40	150	204
	New York Metropolitan
	Transportation Authority Revenue
	(Dedicated Tax Fund)	7.336%	11/15/39	325	472
	New York Metropolitan
	Transportation Authority Revenue
	(Dedicated Tax Fund)	6.089%	11/15/40	165	206
	North Texas Tollway Authority
	System Revenue	6.718%	1/1/49	1,555	2,135
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	655	819
	Oregon GO	5.902%	8/1/38	490	584

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
6 Oregon School Boards Association GO	5.528%	6/30/28	2,000	2,290
Port Authority of New York &
New Jersey Revenue	5.859%	12/1/24	325	397
Port Authority of New York &
New Jersey Revenue	6.040%	12/1/29	265	330
Port Authority of New York &
New Jersey Revenue	4.458%	10/1/62	1,300	1,325
President & Fellows of Harvard
College Massachusetts GO	6.300%	10/1/37	2,000	2,200
San Antonio TX Electric & Gas
Systems Revenue	5.985%	2/1/39	305	392
University of California Regents
General Revenue	4.601%	5/15/31	590	643
University of California Regents
Medical Center Revenue	6.548%	5/15/48	280	361
University of California Regents
Medical Center Revenue	6.583%	5/15/49	845	1,096
University of California Revenue	5.770%	5/15/43	1,010	1,235
University of California Revenue	4.765%	5/15/44	145	150
Total Taxable Municipal Bonds
(Cost $29,574)				34,590
Temporary Cash Investments (2.0%)
Repurchase Agreements (2.0%)
Credit Suisse Securities (USA), LLC
(Dated 6/30/14, Repurchase Value
$2,100,000, collateralized by U.S.
Treasury Note/Bond 6.500%, 11/15/26,
with a value of $2,145,000)	0.070%	7/1/14	2,100	2,100
RBS Securities, Inc.
(Dated 6/30/14, Repurchase Value
$42,400,000, collateralized by U.S.
Treasury Note/Bond 0.250%–0.625%,
7/15/15–8/31/17, with a value of
$43,252,000)	0.080%	7/1/14	42,400	42,400
				44,500
Total Temporary Cash Investments (Cost $44,500)				44,500
Total Investments (101.2%) (Cost $1,740,966)				2,265,930
Other Assets and Liabilities (–1.2%)
Other Assets[7]				12,102
Liabilities				(37,933)
				(25,831)
Net Assets (100%)
Applicable to 96,324,021 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				2,240,099
Net Asset Value Per Share				$23.26

Vanguard Balanced Portfolio

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,642,464
Undistributed Net Investment Income	24,596
Accumulated Net Realized Gains	48,150
Unrealized Appreciation (Depreciation)
Investment Securities	524,964
Futures Contracts	(83)
Foreign Currencies	8
Net Assets	2,240,099

• See Note A in Notes to Financial Statements.
* Non income producing security.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the
U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of June 30, 2014.
4 Adjustable rate security.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the aggregate value of these securities was $87,881,000, representing 3.9% of net assets.
6 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
7 Cash of $437,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Dividends[1]	18,751
Interest	11,616
Securities Lending	18
Total Income	30,385
Expenses
Investment Advisory Fees—Note B
Basic Fee	601
Performance Adjustment	(20)
The Vanguard Group—Note C
Management and Administrative	1,896
Marketing and Distribution	161
Custodian Fees	28
Shareholders’ Reports	23
Trustees’ Fees and Expenses	1
Total Expenses	2,690
Net Investment Income	27,695
Realized Net Gain (Loss)
Investment Securities Sold	51,221
Futures Contracts	(1,672)
Swap Contracts	75
Foreign Currencies	(15)
Realized Net Gain (Loss)	49,609
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	59,096
Futures Contracts	(871)
Swap Contracts	(63)
Foreign Currencies	(1)
Change in Unrealized Appreciation
(Depreciation)	58,161
Net Increase (Decrease) in Net Assets
Resulting from Operations	135,465

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,695	48,211
Realized Net Gain (Loss)	49,609	114,091
Change in Unrealized Appreciation (Depreciation)	58,161	179,915
Net Increase (Decrease) in Net Assets Resulting from Operations	135,465	342,217
Distributions
Net Investment Income	(48,908)	(45,598)
Realized Capital Gain[2]	(114,294)	(39,795)
Total Distributions	(163,202)	(85,393)
Capital Share Transactions
Issued	108,332	248,325
Issued in Lieu of Cash Distributions	163,201	85,393
Redeemed	(92,581)	(193,131)
Net Increase (Decrease) from Capital Share Transactions	178,952	140,587
Total Increase (Decrease)	151,215	397,411
Net Assets
Beginning of Period	2,088,884	1,691,473
End of Period[3]	2,240,099	2,088,884

1 Dividends are net of foreign withholding taxes of $339,000.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $12,866,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $24,596,000 and $45,821,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$23.66	$20.70	$18.90	$18.70	$17.35	$14.85
Investment Operations
Net Investment Income	.291	.540	.547	.552	.506	.526
Net Realized and Unrealized Gain (Loss)
on Investments	1.161	3.450	1.800	.143	1.369	2.674
Total from Investment Operations	1.452	3.990	2.347	.695	1.875	3.200
Distributions
Dividends from Net Investment Income	(.555)	(.550)	(.547)	(.495)	(.525)	(.700)
Distributions from Realized Capital Gains	(1.297)	(.480)	—	—	—
Total Distributions	(1.852)	(1.030)	(.547)	(.495)	(.525)	(.700)
Net Asset Value, End of Period	$23.26	$23.66	$20.70	$18.90	$18.70	$17.35

Total Return	6.50%	19.88%	12.56%	3.70%	11.02%	22.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,240	$2,089	$1,691	$1,430	$1,397	$1,284
Ratio of Total Expenses to
Average Net Assets[1]	0.26%	0.27%	0.26%	0.29%	0.30%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.62%	2.52%	2.86%	2.95%	2.90%	3.44%
Portfolio Turnover Rate	38%[2]	31%[2]	24%[2]	36%[2]	38%	30%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.01%), 0.00%, 0.01%, and 0.01%.
2 Includes 14%, 19%, 18%, and 9% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Vanguard Balanced Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-

Vanguard Balanced Portfolio

traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2014, the portfolio’s average investments in long and short futures contracts represented 1% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty

Vanguard Balanced Portfolio

may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended June 30, 2014, the portfolio’s average amounts of credit protection sold represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The portfolio had no open swap contracts at June 30, 2014.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

6. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets.

7. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

Vanguard Balanced Portfolio

8. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

11. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

12. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays Capital U.S. Credit A or Better Bond Index. For the six months ended June 30, 2014, the investment advisory fee represented an effective annual basic rate of 0.06% of the portfolio’s average net assets before a decrease of $20,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the portfolio had contributed capital of $227,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

Vanguard Balanced Portfolio

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,373,872	101,594	—
U.S. Government and Agency Obligations	—	190,769	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	27,350	656
Corporate Bonds	—	474,552	—
Sovereign Bonds	—	18,047	—
Taxable Municipal Bonds	—	34,590	—
Temporary Cash Investments	—	44,500	—
Futures Contracts—Assets[1]	35	—	—
Futures Contracts—Liabilities[1]	(46)	—	—
Total	1,373,861	891,402	656
1 Represents variation margin on the last day of the reporting period.

E. Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2014, were:

Interest Rate		Credit Rate
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(1,672)	—	(1,672)
Swap Contracts	—	75	75
Realized Net Gain (Loss) on Derivatives	(1,672)	75	(1,597)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(871)	—	(871)
Swap Contracts	—	(63)	(63)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(871)	(63)	(934)

At June 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2014	(378)	(47,315)	(2)
5-Year U.S. Treasury Note	September 2014	162	19,353	(24)
2-Year U.S. Treasury Note	October 2014	80	17,568	(10)
30-Year U.S. Treasury Bond	September 2014	(59)	(8,094)	(76)
Ultra Long U.S. Treasury Bond	September 2014	32	4,798	29
				(83)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Vanguard Balanced Portfolio

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2014, the portfolio realized net foreign currency losses of $15,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2014, the cost of investment securities for tax purposes was $1,741,468,000. Net unrealized appreciation of investment securities for tax purposes was $524,462,000, consisting of unrealized gains of $530,171,000 on securities that had risen in value since their purchase and $5,709,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2014, the portfolio purchased $227,639,000 of investment securities and sold $206,722,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $221,434,000 and $186,594,000, respectively.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	Shares	Shares
	(000)	(000)
Issued	4,690	11,289
Issued in Lieu of Cash Distributions	7,341	4,051
Redeemed	(3,987)	(8,769)
Net Increase (Decrease) in Shares Outstanding	8,044	6,571

At June 30, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 80% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	12/31/2013	6/30/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,065.00	$1.29
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.55	1.30

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Balanced Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Balanced Portfolio has renewed the portfolio’s investment advisory arrangement with Wellington Management Company, llp (Wellington Management). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The two senior portfolio managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term. The firm has advised the Balanced Portfolio since its inception in 1991.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio’s shareholders benefit from economies of scale because of breakpoints in the portfolio’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the portfolio’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Capital Growth Portfolio

Vanguard Capital Growth Portfolio returned 9.88% for the six months ended June 30, 2014. Bolstered by a still-rising stock market tide and a successful, long-standing commitment to technology and health care stocks, it remained comfortably ahead of its comparative standards.

Please note that returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Technology and health care stocks led strong results in most sectors
In a half year marked by double-digit gains in four of the portfolio’s eight industry groups, technology and health care stood out once again. Over the years, PRIMECAP Management Company, the portfolio’s advisor, has built outsized stakes in both sectors. They have provided fertile ground for the advisor’s patient, contrarian strategy of identifying growth stocks that appear underappreciated by the market.

Returns of about 12% in both sectors’ holdings, together representing more than 60% of assets on average, gave the portfolio much of its lead over its benchmark. Keep in mind that PRIMECAP’s investment strategy creates a portfolio that typically looks very different from its market benchmark. This can magnify both over- and underperformance—producing a notably favorable comparison in the current period.

The energy and industrial sectors also posted double-digit gains. In industrials, the portfolio outpaced the benchmark, whereas relatively light exposure to energy was a slight detractor.

For more on the portfolio’s strategy and positioning, please see the Advisor’s Report that follows.

The power of compounding can put time on your side
Although it’s important to know how your investments are doing, short-term performance isn’t what matters most. Don’t let a focus on recent results—whether rewarding or not—distract you from the long-term commitment you need to help achieve your goals.

To be sure, there are many aspects of investing success that you can’t control, overall market performance being the obvious example. But you can control how long you invest, and that allows you to harness the power of compounding—the snowball effect that occurs when your earnings generate even more earnings.

A simple example illustrates the benefits of the compounding that can potentially result from investing and then reinvesting your money over the long haul, putting time on your side. Suppose that you were able to put away $10,000 and earn 6% a year. (This is hypothetical; actual returns would likely be different and much less predictable.)

If you keep reinvesting the earnings (again, assuming a hypothetical return of 6% each year), after ten years your investment will have grown to almost $18,000. But if you are able to invest that $10,000 for 30 years, your investment will grow to more than $57,000.

Compounding can make a real difference in your account balance over time—particularly when combined with Vanguard’s low expense ratios—which allow you to keep more of the return on your investment.

Total Returns
Six Months Ended
June 30, 2014
Vanguard Capital Growth Portfolio	9.88%
S&P 500 Index	7.14
Variable Insurance Multi-Cap Growth Funds Average[1]	5.44

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Multi-Cap Growth
	Portfolio	Funds Average
Capital Growth Portfolio	0.41%	0.90%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the Capital Growth Portfolio’s annualized expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Capital Growth Portfolio

Advisor’s Report

For the six months ended June 30, 2014, Vanguard Capital Growth Portfolio returned 9.88%. This result exceeded both the 7.14% return of the benchmark, the unmanaged S&P 500 Index, and the 5.44% average return of variable insurance multi-capitalization growth fund competitors. Favorable stock selection in the portfolio’s three largest sectors accounted for most of its outperformance.

Investment environment
After a rocky start to the year, U.S. stock prices resumed their climb in the latter part of the period. Real GDP contracted by 2.9% during the first quarter, though an unusually cold winter likely caused much of the weakness. The labor market strengthened and the unemployment rate declined to 6.1% at the end of June, the lowest since September 2008. The housing market improved, although activity remained well below historical levels. Household net worth increased to a record at the end of the first quarter, driven by higher housing and stock prices. Consumer price inflation also picked up toward the close of the period.

The Federal Reserve continued to reduce its monthly asset purchases. However, it reiterated in June that it would likely maintain the federal funds rate of 0% to 0.25% for a considerable time after the purchase program ends. Also in June, the European Central Bank introduced measures designed to loosen monetary policy in the Eurozone. These included cutting interest rates and imposing a negative interest rate on deposits held at the bank.

Mergers and acquisitions picked up in the first half, with global volume up 75% year-over-year to $1.75 trillion, according to Reuters. In the United States, corporate balance sheets have been flush with cash, low-cost debt financing widely available, and stock deals more attractive as stock prices have risen. Moreover, a globally uncompetitive corporate tax policy has encouraged U.S.-domiciled multinationals to acquire foreign companies and relocate abroad in “inversion” transactions.

On the geopolitical front, the situation in Ukraine remained tenuous as fighting continued. Crises also roiled the Middle East as militants seized territory in Northern Iraq and Syria, and Israeli-Palestinian talks broke down and led to violence. These conflicts threatened to destabilize the region, an important supplier to global energy markets.

Management of the portfolio
Favorable stock selection in the information technology, industrial, and health care sectors, as well as an overweight position in health care, benefited relative returns. The biggest contributors included Micron (+51.5%), Southwest Airlines (+43.1%), Alaska Air Group (+30.3%), Eli Lilly (+24.0%), and Hewlett-Packard (+21.5%). Underweight positions in utilities and energy, the two best-performing sectors in the S&P 500 Index, detracted.

Investments in health care and information technology composed about 60% of holdings on average during the period, nearly double the index’s weighting of 32%. About 25% of the portfolio’s average holdings were invested in pharmaceutical and biotechnology stocks. We believe that our selections in this area offer attractive growth prospects at reasonable valuations. Although we are particularly enthusiastic about the portfolio’s health care and information technology investments, we seek opportunities in all sectors. We remain focused on companies that have better growth prospects over a three- to five-year horizon than their current market valuations would suggest.

Outlook for U.S. equities
We are less optimistic about the outlook for U.S. equities than we have been in recent years. However, we continue to believe that many individual stocks are attractively valued and that stocks are a more attractive investment than bonds at current prices.

As of June 30, the S&P 500 was trading at about 16.5 times the 2014 consensus estimated earnings per share of $119. That is a reasonable valuation by historical standards, but the index appears expensive on a price-to-sales-multiple basis because profit margins are near all-time highs. We are also concerned that the consensus earnings-per-share estimates, which call for 8.7% growth in 2014 and 11.5% growth in 2015 after 5.7% growth in 2013, will be difficult to achieve. Similarly, consensus sales-per-share growth estimates call for an acceleration from 2.4% in 2013 to 3.2% in 2014 and 4.2% in 2015.

We remain committed to our investment philosophy, which is to invest in attractively priced individual stocks for the long term. Because this “bottom-up” approach often results in portfolios that bear little resemblance to market indexes, our results often deviate substantially from these indexes as well. Furthermore, our long-term investment horizon results in low portfolio turnover, which can mean extended periods of underperformance when our holdings fall out of favor. We nonetheless believe that this approach can generate superior results for investors over the long term.

PRIMECAP Management Company
July 11, 2014

Vanguard Capital Growth Portfolio

Portfolio Profile
As of June 30, 2014

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	94	501
Median Market Cap	$65.4B	$68.8B
Price/Earnings Ratio	20.4x	19.1x
Price/Book Ratio	3.7x	2.7x
Yield[2]	1.3%	2.0%
Return on Equity	19.7%	18.7%
Earnings Growth Rate	16.2%	14.3%
Foreign Holdings	9.8%	—
Turnover Rate[3]	15%	—
Expense Ratio[4]	0.41%	—
Short-Term Reserves	6.2%	—

Volatility Measures
	Portfolio Versus
	Comparative Index[1]
R-Squared		0.91
Beta		1.01

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	7.6%	11.9%
Consumer Staples	0.6	9.5
Energy	5.1	10.9
Financials	5.4	16.0
Health Care	31.0	13.3
Industrials	15.1	10.5
Information Technology	32.3	18.8
Materials	2.9	3.5
Telecommunication Services	0.0	2.4
Utilities	0.0	3.2

Ten Largest Holdings[5] (% of total net assets)

Biogen Idec Inc.	Biotechnology	6.9%
Amgen Inc.	Biotechnology	4.3
Eli Lilly & Co.	Pharmaceuticals	4.2
Roche Holding AG	Pharmaceuticals	4.0
FedEx Corp.	Air Freight &
	Logistics	3.9
Adobe Systems Inc.	Application
	Software	3.9
Microsoft Corp.	Systems Software	3.8
Texas Instruments Inc.	Semiconductors	3.8
Google Inc.	Internet Software
	& Services	3.7
Novartis AG ADR	Pharmaceuticals	2.9
Top Ten		41.4%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks).
Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index.
If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 30-day SEC yield for the portfolio; annualized dividend yield for the index.
3 Annualized.
4 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the annualized expense ratio was 0.40%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2003–June 30, 2014

Average Annual Total Returns: Periods Ended June 30, 2014

	Inception Date	One Year	Five Years	Ten Years
Capital Growth Portfolio	12/3/2002	29.59%	19.54%	10.43%

1 Six months ended June 30, 2014.
See Financial Highlights for dividend and capital gains information.

Vanguard Capital Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.5%)
Consumer Discretionary (7.1%)
*	DIRECTV	130,361	11,082
	L Brands Inc.	163,800	9,608
	Walt Disney Co.	89,500	7,674
	TJX Cos. Inc.	112,600	5,985
	Ross Stores Inc.	62,100	4,106
	Carnival Corp.	95,400	3,592
	Sony Corp. ADR	162,600	2,727
*	Bed Bath & Beyond Inc.	36,900	2,117
	Whirlpool Corp.	13,700	1,907
	VF Corp.	12,600	794
	Time Warner Cable Inc.	4,700	692
	Macy’s Inc.	6,200	360
			50,644
Consumer Staples (0.5%)
	CVS Caremark Corp.	28,700	2,163
	Costco Wholesale Corp.	7,450	858
	Kellogg Co.	11,400	749
			3,770
Energy (4.8%)
	Transocean Ltd.	237,200	10,681
	EOG Resources Inc.	60,400	7,058
	Schlumberger Ltd.	58,800	6,935
	Noble Energy Inc.	80,500	6,236
	Exxon Mobil Corp.	9,800	987
	Encana Corp.	32,800	778
*	Cameron International Corp.	10,900	738
*	Southwestern Energy Co.	14,300	650
			34,063
Financials (5.1%)
	Charles Schwab Corp.	449,100	12,094
	Marsh & McLennan
	Cos. Inc.	216,300	11,209
	Wells Fargo & Co.	135,600	7,127
	Chubb Corp.	45,100	4,157
	CME Group Inc.	15,800	1,121
	American Express Co.	7,800	740
			36,448
Health Care (29.0%)
*	Biogen Idec Inc.	156,200	49,252
	Amgen Inc.	262,271	31,045
	Eli Lilly & Co.	480,400	29,867
	Roche Holding AG	97,000	28,902
	Novartis AG ADR	228,150	20,654
	Medtronic Inc.	264,200	16,845
	Johnson & Johnson	103,900	10,870
*	Boston Scientific Corp.	471,202	6,017
	Abbott Laboratories	96,900	3,963
	Thermo Fisher Scientific Inc.	32,300	3,811

			Market
			Value•
		Shares	($000)
	GlaxoSmithKline plc ADR	53,600	2,867
	AbbVie Inc.	44,100	2,489
	Sanofi ADR	17,900	952
			207,534
Industrials (14.1%)
	FedEx Corp.	186,800	28,278
	Southwest Airlines Co.	559,450	15,027
	Honeywell International Inc.	98,800	9,183
	Caterpillar Inc.	65,900	7,161
	Union Pacific Corp.	59,000	5,885
	Alaska Air Group Inc.	49,800	4,733
	Airbus Group NV	68,600	4,599
	CH Robinson Worldwide Inc.	66,500	4,242
	Boeing Co.	28,700	3,652
	United Parcel Service Inc.
	Class B	34,950	3,588
	Deere & Co.	31,500	2,852
	Delta Air Lines Inc.	61,900	2,397
*	United Continental
	Holdings Inc.	54,800	2,251
	United Technologies Corp.	16,100	1,859
	Rockwell Automation Inc.	12,100	1,514
*	Pentair plc	20,100	1,450
	Canadian Pacific
	Railway Ltd.	6,700	1,214
	Expeditors International of
	Washington Inc.	15,600	689
	Pall Corp.	3,300	282
			100,856
Information Technology (30.2%)
*	Adobe Systems Inc.	382,800	27,699
	Microsoft Corp.	645,700	26,926
	Texas Instruments Inc.	563,200	26,915
*	Google Inc. Class A	23,000	13,447
*	Google Inc. Class C	23,000	13,232
	QUALCOMM Inc.	157,300	12,458
	Hewlett-Packard Co.	332,150	11,187
*	Micron Technology Inc.	330,200	10,880
	Intuit Inc.	123,600	9,954
	Intel Corp.	291,400	9,004
	EMC Corp.	267,000	7,033
	Oracle Corp.	137,500	5,573
	KLA-Tencor Corp.	73,500	5,339
	Visa Inc. Class A	22,900	4,825
	Cisco Systems Inc.	188,700	4,689
	NVIDIA Corp.	223,750	4,148
	Accenture plc Class A	39,450	3,189
	Plantronics Inc.	59,450	2,857
	Symantec Corp.	118,700	2,718
	NetApp Inc.	68,700	2,509
	Analog Devices Inc.	35,600	1,925

		Market
		Value•
	Shares	($000)
Corning Inc.	85,950	1,887
Telefonaktiebolaget LM
Ericsson ADR	152,800	1,846
* BlackBerry Ltd.	175,900	1,801
Activision Blizzard Inc.	64,800	1,445
SanDisk Corp.	8,100	846
Apple Inc.	8,400	781
* Entegris Inc.	40,600	558
MasterCard Inc. Class A	7,000	514
Applied Materials Inc.	19,600	442
		216,627
Materials (2.7%)
Monsanto Co.	110,000	13,721
Potash Corp. of
Saskatchewan Inc.	104,700	3,975
Praxair Inc.	14,800	1,966
		19,662
Total Common Stocks
(Cost $428,318)		669,604
Temporary Cash Investment (6.1%)
Money Market Fund (6.1%)
1 Vanguard Market Liquidity
Fund, 0.111%
(Cost $44,148)	44,147,902	44,148
Total Investments (99.6%)
(Cost $472,466)		713,752
Other Assets and Liabilities (0.4%)
Other Assets		6,097
Liabilities		(3,538)
		2,559
Net Assets (100%)
Applicable to 28,441,751 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		716,311
Net Asset Value Per Share		$25.19

At June 30, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		451,142
Undistributed Net Investment Income		3,854
Accumulated Net Realized Gains		20,031
Unrealized Appreciation (Depreciation)
Investment Securities		241,286
Foreign Currencies		(2)
Net Assets		716,311

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Dividends[1]	5,977
Interest [2]	24
Securities Lending	10
Total Income	6,011
Expenses
Investment Advisory Fees—Note B	501
The Vanguard Group—Note C
Management and Administrative	749
Marketing and Distribution	62
Custodian Fees	7
Shareholders’ Reports	10
Total Expenses	1,329
Net Investment Income	4,682
Realized Net Gain (Loss)
Investment Securities Sold	20,039
Foreign Currencies	12
Realized Net Gain (Loss)	20,051
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	37,992
Foreign Currencies	(10)
Change in Unrealized Appreciation
(Depreciation)	37,982
Net Increase (Decrease) in Net Assets
Resulting from Operations	62,715

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,682	5,973
Realized Net Gain (Loss)	20,051	13,290
Change in Unrealized Appreciation (Depreciation)	37,982	148,126
Net Increase (Decrease) in Net Assets Resulting from Operations	62,715	167,389
Distributions
Net Investment Income	(6,008)	(5,815)
Realized Capital Gain	(13,257)	(10,932)
Total Distributions	(19,265)	(16,747)
Capital Share Transactions
Issued	69,948	166,429
Issued in Lieu of Cash Distributions	19,265	16,747
Redeemed	(47,634)	(97,786)
Net Increase (Decrease) from Capital Share Transactions	41,579	85,390
Total Increase (Decrease)	85,029	236,032
Net Assets
Beginning of Period	631,282	395,250
End of Period[3]	716,311	631,282

1 Dividends are net of foreign withholding taxes of $273,000.
2 Interest income from an affiliated company of the portfolio was $24,000.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,854,000 and $5,168,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$23.60	$17.68	$15.69	$16.38	$15.04	$12.42
Investment Operations
Net Investment Income	.160	.219	.255	.154	.156[1]	.125
Net Realized and Unrealized Gain (Loss)
on Investments	2.129	6.421	2.152	(.274)	1.759	3.705
Total from Investment Operations	2.289	6.640	2.407	(.120)	1.915	3.830
Distributions
Dividends from Net Investment Income	(.218)	(.250)	(.165)	(.145)	(.135)	(.145)
Distributions from Realized Capital Gains	(.481)	(.470)	(.252)	(.425)	(.440)	(1.065)
Total Distributions	(.699)	(.720)	(.417)	(.570)	(.575)	(1.210)
Net Asset Value, End of Period	$25.19	$23.60	$17.68	$15.69	$16.38	$15.04

Total Return	9.88%	38.48%	15.47%	–0.93%	13.08%	34.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$716	$631	$395	$370	$337	$313
Ratio of Total Expenses to
Average Net Assets	0.40%	0.41%	0.41%	0.42%	0.44%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.41%	1.13%	1.48%	1.03%	1.05%[1]	0.93%
Portfolio Turnover Rate	15%	7%	6%	11%	7%	8%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.031 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

Notes to Financial Statements

Vanguard Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the

Vanguard Capital Growth Portfolio

securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2014, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the portfolio had contributed capital of $72,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

Vanguard Capital Growth Portfolio

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	636,103	33,501	—
Temporary Cash Investments	44,148	—	—
Total	680,251	33,501	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2014, the portfolio realized net foreign currency gains of $12,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2014, the cost of investment securities for tax purposes was $472,466,000. Net unrealized appreciation of investment securities for tax purposes was $241,286,000, consisting of unrealized gains of $248,053,000 on securities that had risen in value since their purchase and $6,767,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2014, the portfolio purchased $57,321,000 of investment securities and sold $47,285,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	Shares	Shares
	(000)	(000)
Issued	2,885	8,131
Issued in Lieu of Cash Distributions	811	871
Redeemed	(1,998)	(4,610)
Net Increase (Decrease) in Shares Outstanding	1,698	4,392

At June 30, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 64% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	12/31/2013	6/30/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,098.77	$2.08
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.01

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Capital Growth Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Capital Growth Portfolio has renewed the portfolio’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP Management). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. Five experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with both long-term growth potential overlooked by the market and stock trading at attractive valuation levels. The firm has managed the portfolio since its inception in 2002.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Conservative Allocation Portfolio

U.S. stocks overcame a rough start to finish the six months ended June 30, 2014, near record highs. The U.S. bond market and international stocks logged respectable gains.

For the half year, Vanguard Conservative Allocation Portfolio returned 5.08%, in line with its benchmark (5.14%) and ahead of the average return of peer funds (4.14%).

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Bonds staged a surprise rally, for a multitude of reasons
The Conservative Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund (VVIF) portfolios and Vanguard index funds. It targets an asset allocation of approximately 60% bonds and 40% stocks through these holdings: VVIF Total Bond Market Index Portfolio (48%), VVIF Equity Index Portfolio (22%), Vanguard

Total International Bond Index Fund (12%), Vanguard Total International Stock Index Fund (12%), and Vanguard Extended Market Index Fund (6%).

The Conservative Allocation Portfolio saw balanced strength over the six months.

The investment environment for bonds was far different from the one in 2013, when yields rose and prices declined. Investors who exited the U.S. bond market in the second half of 2013 or sought safety in short-term maturities expecting the Federal Reserve to keep tapering its bond purchases missed out on the strong recovery early this year among bonds, especially longer-dated and lower-rated ones. Various developments were behind the reversal in demand, including winter-related weakness in the U.S. economy and slowing growth in China.

The Total Bond Market Index Portfolio returned nearly 4%. U.S. government bonds returned 2.7%, with Treasuries slightly outpacing agency bonds. Investment-grade corporate bonds returned 5.7% as investors embraced more risk in their search for income.

Meanwhile, Vanguard Total International Bond Index Fund returned more than 4% as prices rose and yields fell for most bonds across the globe.

Stock markets performed solidly both in the U.S. and overseas
In the United States, mid-capitalization stocks surpassed large- and small-caps, and value stocks trumped growth. But all joined in the stock market’s solid showing.

The technology sector was a top contributor as some of the nation’s largest hardware, software, semiconductor, and internet companies thrived. Health care stocks excelled as well. Having productive drug pipelines and few projected patent expirations helped biotechnology and pharmaceutical giants.

International stock markets performed almost as well. European stocks returned 6%. Developed markets in the Pacific region rose less, in part because the U.S. dollar fell in value against the Japanese yen and Australian dollar. Emerging-market stocks returned about 7%.

Don’t let complacency set your course adrift
Volatility, a hallmark of stock investing, seems to have vanished recently, and returns have been robust. In such a relatively calm, favorable climate, it can be easy to lose sight of fundamentals, especially the importance of rebalancing.

Without rebalancing—periodically adjusting your asset allocation so it stays in line with your goals and risk tolerance—you can end up with an asset mix that’s very different from, and potentially riskier than, your intended one. Fortunately, the Conservative Allocation Portfolio is regularly rebalanced to stay close to its target allocation—a beneficial feature for investors who want to stay on course.

Total Returns
Six Months Ended
June 30, 2014
Vanguard Conservative Allocation Portfolio	5.08%
Conservative Allocation Composite Index[1]	5.14
Variable Insurance Mixed-Asset Target Allocation Conservative Funds Average[2]	4.14

Expense Ratios
Your Portfolio Compared With Its Peer Group
Variable Insurance
Mixed-Asset
	Acquired Fund	Target Allocation
	Fees and	Conservative
	Expenses[3]	Funds Average[4]
Conservative Allocation Portfolio	0.19%	0.89%

1 Weighted 48% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex
US Index as of June 3, 2013. Previously, the composite was weighted 60% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 This figure—drawn from the prospectus dated April 30, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2014, the annualized acquired fund fees and expenses were 0.19%.
4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Conservative Allocation Portfolio

Portfolio Profile
As of June 30, 2014

Total Portfolio Characteristics

Yield[1]	2.2%
Acquired Fund Fees and Expenses[2]	0.19%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	48.3%
Vanguard Variable Insurance Fund
Equity Index Portfolio	22.3
Vanguard Total International Stock Index Fund
Investor Shares	12.0
Vanguard Total International Bond Index Fund
Investor Shares	11.8
Vanguard Extended Market Index Fund
Investor Shares	5.6

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 30, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2014, the annualized acquired fund fees and expenses were 0.19%.

Vanguard Conservative Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): October 19, 2011–June 30, 2014

Average Annual Total Returns: Periods Ended June 30, 2014
			Since
	Inception Date	One Year	Inception
Conservative Allocation Portfolio	10/19/2011	12.08%	9.58%

1 Six months ended June 30, 2014.
2 Weighted 48% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex
US Index as of June 3, 2013. Previously, the composite was weighted 60% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013.
See Financial Highlights for dividend and capital gains information.

Vanguard Conservative Allocation Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (27.9%)
Vanguard Variable
Insurance Fund—
Equity Index Portfolio	895,198	29,076
Vanguard Extended
Market Index Fund
Investor Shares	110,571	7,360
		36,436
International Stock Fund (12.1%)
Vanguard Total International
Stock Index Fund
Investor Shares	902,379	15,710

U.S. Bond Fund (48.2%)
Vanguard Variable
Insurance Fund—
Total Bond Market
Index Portfolio	5,304,345	62,857

International Bond Fund (11.8%)
Vanguard Total
International Bond
Index Fund
Investor Shares	1,502,348	15,399
Total Investments (100.0%)
(Cost $124,359)		130,402

Market
Value•
($000)
Other Assets and Liabilities (0.0%)
Other Assets	346
Liabilities	(332)
14
Net Assets (100%)
Applicable to 5,428,978 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	130,416
Net Asset Value Per Share	$24.02

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	120,787
Undistributed Net Investment Income	2,203
Accumulated Net Realized Gains	1,383
Unrealized Appreciation (Depreciation)	6,043
Net Assets	130,416

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Income Distributions Received	2,217
Net Investment Income—Note B	2,217
Realized Net Gain (Loss)
Capital Gain Distributions Received	706
Investment Securities Sold	704
Realized Net Gain (Loss)	1,410
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	2,386
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,013

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,217	1,851
Realized Net Gain (Loss)	1,410	3,036
Change in Unrealized Appreciation (Depreciation)	2,386	2,241
Net Increase (Decrease) in Net Assets Resulting from Operations	6,013	7,128
Distributions
Net Investment Income	(1,866)	(677)
Realized Capital Gain[1]	(3,046)	(598)
Total Distributions	(4,912)	(1,275)
Capital Share Transactions
Issued	30,624	59,378
Issued in Lieu of Cash Distributions	4,912	1,275
Redeemed	(7,725)	(26,127)
Net Increase (Decrease) from Capital Share Transactions	27,811	34,526
Total Increase (Decrease)	28,912	40,379
Net Assets
Beginning of Period	101,504	61,125
End of Period[2]	130,416	101,504

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $822,000 and $331,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,203,000 and $1,852,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Financial Highlights

	Six Months			Oct. 19,
	Ended	Year Ended		2011[1] to
	June 30,	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$23.86	$22.27	$20.44	$20.00
Investment Operations
Net Investment Income	. 450 [2]	.514[2]	. 424 [2]	.172[2]
Capital Gain Distributions Received	.143 [2]	. 252 [2]	.197[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.583	1.229	1.268	.268
Total from Investment Operations	1.176	1.995	1.889	.440
Distributions
Dividends from Net Investment Income	(.386)	(.215)	(.041)	—
Distributions from Realized Capital Gains	(.630)	(.190)	(.018)	—
Total Distributions	(1.016)	(.405)	(.059)	—
Net Asset Value, End of Period	$24.02	$23.86	$22.27	$20.44

Total Return	5.08%	9.06%	9.25%	2.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$130	$102	$61	$11
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.19%	0.19%	0.20%	0.25%[3]
Ratio of Net Investment Income to Average Net Assets	2.21%	2.23%	1.97%	0.75%[3]
Portfolio Turnover Rate	10%	37%	17%	20%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Notes to Financial Statements

Vanguard Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the period ended June 30, 2014, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2014, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Conservative Allocation Portfolio

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	Shares	Shares
	(000)	(000)
Issued	1,287	2,591
Issued in Lieu of Cash Distributions	212	57
Redeemed	(325)	(1,139)
Net Increase (Decrease) in Shares Outstanding	1,174	1,509

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses.

At June 30, 2014, the cost of investment securities for tax purposes was $124,359,000. Net unrealized appreciation of investment securities for tax purposes was $6,043,000, consisting of unrealized gains of $7,778,000 on securities that had risen in value since their purchase and $1,735,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Dec. 31,		Proceeds			June 30,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market
Index Fund	5,815	2,409	1,304	1	—	7,360
Vanguard Market Liquidity Fund	247	NA1	NA1	—	—	—
Vanguard Total International
Bond Index Fund	11,815	3,134	—	97	—	15,399
Vanguard Total International
Stock Index Fund	12,118	3,386	437	265	—	15,710
Vanguard Variable Insurance
Fund—Equity Index Portfolio	22,796	6,191	932	454	502	29,076
Vanguard Variable Insurance
Fund—Total Bond Market
Index Portfolio	48,965	16,714	3,357	1,400	204	62,857
Total	101,756	31,834	6,030	2,217	706	130,402
1 Not applicable—Purchases and Sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Conservative Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Conservative Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Conservative Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Conservative Allocation Portfolio	12/31/2013	6/30/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,050.77	$0.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.85	0.95

1 The calculations are based on the Conservative Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Conservative Allocation Portfolio’s annualized expense figure for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period.

Vanguard Conservative Allocation Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Conservative Allocation Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services since the portfolio’s inception in 2011, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary page of this report.

Cost
The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly. However, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Diversified Value Portfolio

Growth and value stocks typically take turns outperforming each other, as happened in the first half of the year when large-company value stocks reclaimed the lead from their growth counterparts. The Russell 1000 Value Index returned 8.28%—about 2 percentage points more than the Russell 1000 Growth Index. This environment helped Vanguard Diversified Value Portfolio return 7.71% for the six months ended June 30, 2014, slightly behind its benchmark but ahead of the average return of peers.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Overall performance was solid with some relative weak spots
As all ten Russell 1000 Value Index sectors gained ground, the stage was set for the portfolio to produce solid returns—and it did. But as we’ve noted in past reports, the results of a handful of stocks in a portfolio that typically holds fewer than 50 companies can lead the portfolio’s return to diverge from the benchmark’sand it did.

Two of the portfolio’s larger sectors, financials and industrials, were notable sources of strength. Their mid-single-digit returns were able to lift performance above the benchmark. And the small utilities sector returned more than 20%, also providing a boost. However, the benefits of good stock selection in these three sectors were more than offset by some disappointments in the remaining seven sectors, especially in consumer staples and energy.

For more on the portfolio’s strategy and positioning, please see the Advisor’s Report that follows.

The power of compounding can put time on your side
Although it’s important to know how your investments are doing, short-term performance isn’t what matters most. Don’t let a focus on recent results distract you from the long-term commitment you need to help achieve your goals.

To be sure, there are many aspects of investing success that you can’t control, overall market performance being the obvious example. But you can control how long you invest, and that allows you to harness the power of compounding—the snowball effect that occurs when your earnings generate even more earnings.

A simple example illustrates the benefits of the compounding that can potentially result from investing and then reinvesting your money over the long haul, putting time on your side. Suppose that you were able to put away $10,000 and earn 6% a year. (This is hypothetical; actual returns would likely be different and much less predictable.)

If you keep reinvesting the earnings (again, assuming a hypothetical return of 6% each year), after ten years your investment will have grown to almost $18,000. But if you are able to invest that $10,000 for 30 years, your investment will grow to more than $57,000.

Compounding can make a real difference in your account balance over time—particularly when combined with Vanguard’s low expense ratios—which allow you to keep more of the return on your investment.

Total Returns
		Six Months Ended
		June 30, 2014
Vanguard Diversified Value Portfolio		7.71%
Russell 1000 Value Index		8.28
Variable Insurance Large-Cap Value Funds Average[1]		6.97

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Value
	Portfolio	Funds Average
Diversified Value Portfolio	0.35%	0.92%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the Diversified Value Portfolio’s annualized expense ratio was 0.35%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned 7.71% for the six months ended June 30, 2014. The Russell 1000 Value Index returned 8.28% and the MSCI US Prime Market 750 Index 7.25%.

The investment environment
Economic growth disappointed in the first half of the year. U.S. gross domestic product shrank 2.9% in the first quarter. But severe weather seems to have had a larger impact than any disruption in the underlying recovery, and trends improved in the second quarter. Chinese growth slowed as the government attempted to engineer a transition from an investment-to a consumer-driven economy.

The conventional wisdom at the beginning of the year was that interest rates would rise as the U.S. Federal Reserve tapered its quantitative easing. Instead, they remained low: The 10-year Treasury note yield fell from 3.0% to 2.5%. European interest rates dropped more dramatically as the European Central Bank embarked on additional monetary easing measures. German 10-year government bond yields fell from 1.9% to 1.2%, Italian yields from 4.1% to 2.8%, and Spanish yields from 4.2% to 2.7%. These low rates continued to push investors further out on the risk spectrum in search of returns.

Our successes and shortfalls
Equities’ strong performance continued in the first half of 2014, led once again by the smaller names in the benchmark index. The smaller half of the stocks in the index by market capitalization returned 11.6%, versus 8.3% for the entire index, and now carries a 20% premium price/earnings ratio to the overall index. As a result, the vast majority of stocks that fit our value criteria fell within the larger half of the index, which trailed the overall market. The portfolio should benefit in the future as market capitalization performance differentials such as this tend to correct over time.

Stock selection in industrials lifted performance. General Dynamics led; its defense business outlook improved with several large orders and its Gulfstream business jet operation grew more than expected. Strength in the utilities sector also helped, notably Public Services Enterprise Group and Entergy, when electricity prices increased during an unusually cold winter. Our stock selection and underweighting in financials were positives as well. That sector lagged as interest rates fell, economic growth slowed, and low volatility hurt the profitability of fixed income trading operations.

In consumer staples, both Philip Morris International and Diageo underperformed. Energy stock selection detracted as well: Marathon Petroleum suffered from concerns that contracting spreads between U.S. and international oil prices would reduce refining profit margins. However, we believe that this issue is reflected in the shares at the current valuation of just eight times forward earnings and that management’s actions to improve the business are underappreciated.

Consumer discretionary stocks also held back results. Target underperformed because of troubles with its expansion into Canada and a credit card data breach in the United States. Its Canadian operations are a large drag on earnings. But Target now trades at just 11 times its domestic earnings, and we believe the Canadian business will either be fixed or abandoned.

Our portfolio positioning
Entering the second half of the year, markets continued to move higher, climbing a wall of growing concerns to achieve new highs with little volatility. Amid this quiet calm, the S&P 500 Index completed its longest stretch of trading days without a daily move greater than 1% in either direction since 1995. Whether this advance reflects a stable outlook or investor complacency before a storm remains to be seen. As the bull market stretches on, it appears that the outlook increasingly depends on either a continuation of low interest rates and inflation or an acceleration of revenue and earnings growth.

We remain focused on buying a concentrated portfolio of good companies trading at valuations below the broad market for reasons that we believe to be temporary or overblown. This bottom-up approach has led us to a portfolio that today is more defensively positioned than the broad market. It is overweighted in the consumer staples and health care sectors and underweighted in financials and basic materials. However, its fundamentals such as dividend yield and return on equity are currently more attractive than those of the benchmark. We remain optimistic that the combination of a fundamental premium and a valuation advantage positions the portfolio well for the future.

Portfolio Manager:

James P. Barrow, Executive Director

Associate Portfolio Managers:
Jeff Fahrenbruch, Managing Director
David Ganucheau, Managing Director

Barrow, Hanley, Mewhinney & Strauss, LLC

July 9, 2014

Vanguard Diversified Value Portfolio

Portfolio Profile
As of June 30, 2014

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	44	685	3,730
Median Market Cap	$80.6B	$55.3B	$45.5B
Price/Earnings Ratio	15.8x	17.5x	20.7x
Price/Book Ratio	2.2x	1.9x	2.7x
Yield[3]	2.5%	2.3%	1.9%
Return on Equity	17.9%	13.8%	17.4%
Earnings Growth Rate	12.0%	11.7%	14.4%
Foreign Holdings	11.6%	0.0%	0.0%
Turnover Rate[4]	23%	—	—
Expense Ratio[5]	0.35%	—	—
Short-Term Reserves	1.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.93
Beta	0.89	0.88

Sector Diversification (% of equity exposure)
	Comparative		Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	5.8%	6.3%	12.6%
Consumer Staples	11.9	6.9	8.2
Energy	13.9	13.9	10.0
Financials	21.5	28.5	17.3
Health Care	16.8	13.1	13.0
Industrials	10.2	10.5	11.5
Information Technology	8.3	8.9	18.1
Materials	1.1	3.3	3.9
Telecommunication
Services	4.6	2.3	2.2
Utilities	5.9	6.3	3.2

Ten Largest Holdings[6] (% of total net assets)

Wells Fargo & Co.	Diversified Banks	3.7%
Philip Morris
International Inc.	Tobacco	3.4
ConocoPhillips	Oil & Gas Exploration
	& Production	3.4
Medtronic Inc.	Health Care
	Equipment	3.2
PNC Financial
Services Group Inc.	Regional Banks	3.2
Pfizer Inc.	Pharmaceuticals	3.1
American Express Co.	Consumer Finance	3.1
Microsoft Corp.	Systems Software	3.0
JPMorgan Chase & Co.	Diversified Banks	2.9
Intel Corp.	Semiconductors	2.9
Top Ten		31.9%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Value Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the Diversified Value Portfolio’s annualized expense ratio was 0.35%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2003–June 30, 2014

Average Annual Total Returns: Periods Ended June 30, 2014

	Inception Date	One Year	Five Years	Ten Years
Diversified Value Portfolio	2/8/1999	21.62%	18.09%	8.39%

1 Six months ended June 30, 2014.
See Financial Highlights for dividend and capital gains information.

Vanguard Diversified Value Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.4%)
Consumer Discretionary (5.8%)
Target Corp.	480,600	27,851
Ford Motor Co.	1,614,700	27,837
Johnson Controls Inc.	263,900	13,177
		68,865
Consumer Staples (11.8%)
Philip Morris
International Inc.	472,600	39,845
Imperial Tobacco
Group plc ADR	339,100	30,658
Wal-Mart Stores Inc.	348,900	26,192
Diageo plc ADR	199,900	25,441
Altria Group Inc.	445,000	18,663
		140,799
Energy (13.9%)
ConocoPhillips	464,444	39,817
Occidental Petroleum Corp.	323,400	33,191
Phillips 66	371,172	29,853
BP plc ADR	496,900	26,211
Seadrill Ltd.	544,600	21,757
Marathon Petroleum Corp.	176,300	13,764
		164,593
Financials (21.3%)
Wells Fargo & Co.	828,800	43,562
PNC Financial Services
Group Inc.	424,972	37,844
American Express Co.	388,100	36,819
JPMorgan Chase & Co.	599,450	34,540
Capital One Financial Corp.	327,500	27,051
Bank of America Corp.	1,481,646	22,773
Citigroup Inc.	371,030	17,476
XL Group plc Class A	506,300	16,571
Navient Corp.	608,900	10,784
SLM Corp.	608,800	5,059
		252,479
Health Care (16.7%)
Medtronic Inc.	599,000	38,192
Pfizer Inc.	1,245,014	36,952
Johnson & Johnson	327,300	34,242
Sanofi ADR	639,400	33,997
WellPoint Inc.	289,800	31,185
Merck & Co. Inc.	406,100	23,493
		198,061
Industrials (10.1%)
General Dynamics Corp.	267,800	31,212
Raytheon Co.	282,300	26,042
Emerson Electric Co.	355,500	23,591
Honeywell International Inc.	252,700	23,489
Xylem Inc.	395,800	15,468
		119,802

		Market
		Value•
	Shares	($000)
Information Technology (8.2%)
Microsoft Corp.	841,600	35,095
Intel Corp.	1,116,700	34,506
Oracle Corp.	688,100	27,888
		97,489
Materials (1.1%)
EI du Pont de Nemours
& Co.	199,700	13,068

Telecommunication Services (4.6%)
Verizon
Communications Inc.	612,160	29,953
AT&T Inc.	699,827	24,746
		54,699
Utilities (5.9%)
Public Service Enterprise
Group Inc.	653,700	26,664
CenterPoint Energy Inc.	976,400	24,937
Entergy Corp.	225,600	18,520
		70,121
Total Common Stocks
(Cost $929,288)		1,179,976
Temporary Cash Investment (1.0%)
Money Market Fund (1.0%)
1 Vanguard Market Liquidity
Fund, 0.111%
(Cost $11,650)	11,649,795	11,650
Total Investments (100.4%)
(Cost $940,938)		1,191,626
Other Assets and Liabilities (–0.4%)
Other Assets		1,791
Liabilities		(6,410)
		(4,619)
Net Assets (100%)
Applicable to 64,909,050 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,187,007
Net Asset Value Per Share		$18.29

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	875,199
Undistributed Net Investment Income	13,201
Accumulated Net Realized Gains	47,919
Unrealized Appreciation (Depreciation)	250,688
Net Assets	1,187,007

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Dividends[1]	16,998
Interest [2]	15
Securities Lending	42
Total Income	17,055
Expenses
Investment Advisory Fees—Note B
Basic Fee	712
Performance Adjustment	(5)
The Vanguard Group—Note C
Management and Administrative	1,116
Marketing and Distribution	104
Custodian Fees	10
Shareholders’ Reports	11
Trustees’ Fees and Expenses	1
Total Expenses	1,949
Net Investment Income	15,106
Realized Net Gain (Loss) on
Investment Securities Sold	47,905
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	23,439
Net Increase (Decrease) in Net Assets
Resulting from Operations	86,450

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,106	25,502
Realized Net Gain (Loss)	47,905	56,216
Change in Unrealized Appreciation (Depreciation)	23,439	175,890
Net Increase (Decrease) in Net Assets Resulting from Operations	86,450	257,608
Distributions
Net Investment Income	(25,554)	(21,580)
Realized Capital Gain	(44,951)	—
Total Distributions	(70,505)	(21,580)
Capital Share Transactions
Issued	96,206	136,995
Issued in Lieu of Cash Distributions	70,505	21,580
Redeemed	(111,863)	(146,782)
Net Increase (Decrease) from Capital Share Transactions	54,848	11,793
Total Increase (Decrease)	70,793	247,821
Net Assets
Beginning of Period	1,116,214	868,393
End of Period[3]	1,187,007	1,116,214

1 Dividends are net of foreign withholding taxes of $186,000.
2 Interest income from an affiliated company of the portfolio was $15,000.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $13,201,000 and $23,649,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$18.10	$14.31	$12.57	$12.33	$11.55	$9.57
Investment Operations
Net Investment Income	.234	.412	.358	.315	.249	.303
Net Realized and Unrealized Gain (Loss)
on Investments	1.101	3.731	1.702	.175	.821	2.097
Total from Investment Operations	1.335	4.143	2.060	.490	1.070	2.400
Distributions
Dividends from Net Investment Income	(.415)	(.353)	(.320)	(.250)	(.290)	(.420)
Distributions from Realized Capital Gains	(.730)	—	—	—	—	—
Total Distributions	(1.145)	(.353)	(.320)	(.250)	(.290)	(.420)
Net Asset Value, End of Period	$18.29	$18.10	$14.31	$12.57	$12.33	$11.55

Total Return	7.71%	29.40%	16.50%	3.92%	9.33%	26.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,187	$1,116	$868	$732	$771	$718
Ratio of Total Expenses to
Average Net Assets[1]	0.35%	0.35%	0.35%	0.39%	0.40%	0.42%
Ratio of Net Investment Income to
Average Net Assets	2.67%	2.50%	2.65%	2.41%	2.15%	2.95%
Portfolio Turnover Rate	23%	20%	14%	14%	12%	24%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), (0.01%), (0.01%), (0.02%), and (0.01%).

Notes to Financial Statements

Vanguard Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations

Vanguard Diversified Value Portfolio

could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the MSCI Prime Market 750 Index. For the six months ended June 30, 2014, the investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets before a decrease of $5,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the portfolio had contributed capital of $124,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2014, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse

Vanguard Diversified Value Portfolio

at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2014, the cost of investment securities for tax purposes was $940,938,000. Net unrealized appreciation of investment securities for tax purposes was $250,688,000, consisting of unrealized gains of $328,894,000 on securities that had risen in value since their purchase and $78,206,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2014, the portfolio purchased $138,741,000 of investment securities and sold $126,239,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	Shares	Shares
	(000)	(000)
Issued	5,384	8,511
Issued in Lieu of Cash Distributions	4,059	1,407
Redeemed	(6,199)	(8,930)
Net Increase (Decrease) in Shares Outstanding	3,244	988

At June 30, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 38% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	12/31/2013	6/30/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,077.11	$1.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.06	1.76

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Diversified Value Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Diversified Value Portfolio has renewed the portfolio’s investment advisory arrangement with Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Barrow Hanley, founded in 1979, is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below average price-to-earnings and price-to-book value ratios, and above-average current yields. The firm has managed the portfolio since its inception in 1999.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Barrow Hanley in determining whether to approve the advisory fee because Barrow Hanley is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Barrow Hanley without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Equity Income Portfolio

Vanguard Equity Income Portfolio returned 7.59% for the six months ended June 30, 2014, slightly behind the FTSE High Dividend Yield Index but ahead of the average return of peers. The portfolio invests primarily in large-capitalization stocks, which generally outperformed those of smaller companies, giving it an edge over the approximately 7% return of the broad U.S. market.

The portfolio’s 30-day SEC yield, 2.58% as of June 30, was essentially unchanged from the December-end yield and about 1 percentage point higher than that of the broad market (as reflected in Vanguard Total Stock Market Index Portfolio).

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Results were solid overall despite weakness in some areas
The portfolio’s advisors seek to generate superior returns by investing in high-quality, well-established companies with above-average dividend yields, often in out-of-favor industries. This strategy produced gains in nine of the ten industry sectors. (Consumer discretionary holdings slipped modestly.) Utilities and health care stocks, long-time stalwarts of dividend-focused strategies, delivered double-digit returns and were joined by information technology stocks—relative newcomers.

Compared with the benchmark index, results were mixed. The advisors’ selections in health care, especially major pharmaceutical firms, were notable bright spots, but relatively light exposure to some strong IT performers restrained performance.

For more on the portfolio’s strategy and positioning, please see the Advisors’ Report that follows.

The power of compounding can put time on your side
Although it’s important to know how your investments are doing, short-term performance isn’t what matters most. Don’t let a focus on recent results distract you from the long-term commitment you need to help achieve your goals.

To be sure, there are many aspects of investing success that you can’t control, overall market performance being the obvious example. But you can control how long you invest, and that allows you to harness the power of compounding—the snowball effect that occurs when your earnings generate even more earnings.

A simple example illustrates the benefits of the compounding that can potentially result from investing and then reinvesting your money over the long haul, putting time on your side. Suppose that you were able to put away $10,000 and earn 6% a year. (This is hypothetical; actual returns would likely be different and much less predictable.)

If you keep reinvesting the earnings (again, assuming a hypothetical return of 6% each year), after ten years your investment will have grown to almost $18,000. But if you are able to invest that $10,000 for 30 years, your investment will grow to more than $57,000.

Compounding can make a real difference in your account balance over time—particularly when combined with Vanguard’s low expense ratios—which allow you to keep more of the return on your investment.

Total Returns
Six Months Ended
June 30, 2014
Vanguard Equity Income Portfolio	7.59%
FTSE High Dividend Yield Index	7.89
Variable Insurance Equity Income Funds Average[1]	6.83

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Equity Income
	Portfolio	Funds Average
Equity Income Portfolio	0.32%	0.92%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the Equity Income Portfolio’s annualized expense ratio was 0.32%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Equity Income Portfolio

Advisors’ Report

Vanguard Equity Income Portfolio returned 7.59% for the six months ended June 30, 2014. The FTSE High Dividend Yield Index returned 7.89%, and peer funds returned an average of 6.83%. The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment that existed during the six months and of the effect of this environment on the portfolio’s positioning. These reports were prepared on July 9, 2014.

Wellington Management Company, llp

Portfolio Manager:

W. Michael Reckmeyer, III, CFA,
Senior Vice President

In the first half of 2014, robust merger and acquisition activity and accommodative monetary policy from central banks including the European Central Bank and the People’s Bank of China aided bullish sentiment. Despite geopolitical risks stemming from Ukraine and Iraq, tepid economic data from Europe, and a negative GDP report in the United States, global equities rallied for the eighth consecutive quarter.

After the weak first-quarter GDP revision, with its weather- and health care-related distortions, we believe the U.S. economy is poised for stronger activity in the second half. GDP growth could accelerate to a 2.5% to 3% range over the next 12 to 18 months. Easing fiscal drag, an end to inventory adjustments, and the fading impact of higher interest rates should all help.

Housing has been weaker than we expected, but recent data have shown signs of reacceleration. Prices are still up by double digits year-over-year, so remodeling activity should continue to be healthy, which benefits our holdings in Home Depot. We believe the Federal Reserve remains on track to end quantitative easing in the fourth quarter and is likely to start raising policy rates by next spring. As the labor market tightens, we are watching the direction and course of wage gains, which could cause the Fed to act sooner than expected.

Globally, the risks are higher than at the beginning of the year, but we believe the environment still supports growth. The European economy looks to be stable and slowly improving. The ECB has signaled that it will hold rates low and do what it takes to keep the recovery on track. However, the Bank of England seems poised to be the first major central bank to hike rates to fight inflation.

Japan appears to be rebounding from April’s value-added tax (VAT) rate increase. Prime Minister Shinzo Abe recently unveiled reform measures to boost long-term economic growth, including lowering the corporate tax rate. China remains one of the largest risks in the global economy. We see signs of stress in its banking system, and growth has slowed. So far, the slowdown has been moderate and manageable, but we will be watching closely.

We are also keeping an eye on oil prices and energy markets. Global tensions have put upward pressure on oil prices, which are higher than we expected a few months ago and could dampen economic growth. After the Ukraine-Russia crisis came the flare-up of violence in Iraq, which is still a tenuous situation and the primary geopolitical risk heading into the third quarter.

Significant purchases during the period included new positions in AkzoNobel, a Netherlands-based paint and coating producer; pharmaceutical firm Eli Lilly; Enbridge, a Canadian energy pipeline company; Caterpillar, a construction and mining equipment manufacturer; and MetLife, a life insurance and financial services company.

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	63	609	Employs a fundamental approach to identify desirable
Company, llp			individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Equity	34	327	Employs a quantitative fundamental management
Investment Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	3	24	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Equity Income Portfolio

We eliminated positions in Stanley Black & Decker (because of eroding fundamentals), BP, a U.K.-based oil and gas company (earnings estimates were under pressure), and Time Warner Cable (insufficient yield as it approached our price target). We sold our small position in International Paper as we had concerns about new supply disrupting supply/demand dynamics.

We also eliminated positions in AT&T and Vodafone and used the proceeds to add to our Verizon holdings. Verizon’s acquisition of Vodafone’s stake in Verizon Wireless should boost earnings, resulting in an attractive valuation opportunity. We sold Imperial Tobacco Group, which we felt would not successfully rebrand its product portfolio. And we purchased additional shares of British American Tobacco—which we regard as more global, with better long-term growth prospects.

Overall, the portfolio is positioned to benefit from economic improvements throughout 2014. We remain focused on finding investment opportunities in quality dividend-paying companies with superior total return potential at discounted valuations.

Vanguard Equity Investment Group

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

After falling more than 3% in January, U.S. equities resumed their march upward from very strong 2013 results and rose for five straight months. The broad U.S. market returned almost 7% as measured by the Russell 3000 Index, with large-cap stocks ahead of smaller-caps. U.S. markets generally outpaced international, and emerging-market returns beat those of developed markets.

Central banks continued their accommodative policies, and volatility across financial markets decreased. In the middle of June, the Chicago Board Options Exchange Volatility Index (VIX) registered its lowest level, 10.6, of the last five years. Real estate and labor markets exhibited a slow but consistent recovery. Although first-quarter GDP results were hampered by a difficult winter, growth expectations for the remainder of the year and beyond were in the 2–3% range. Finally, bond credit spreads have decreased to a level not seen since 2006, an indicator of risk-taking and optimism that can drive equity markets higher.

Performance within the FTSE High Dividend Yield benchmark was broad-based, as all ten sector groups generated positive returns. Results were best in utility and technology companies. Although they were positive, consumer discretionary and industrial companies were the laggards for the period within the benchmark.

Although it’s important to understand how the overall performance of our portion of the portfolio is affected by the macro factors described above, our approach to investing focuses on specific stock fundamentals. We seek to compare all stocks in our investment universe within the same industry groups in order to identify those that have characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that evaluates a combination of valuation and other factors that are focused on fundamental growth. Using the results of our model, we then construct our portfolio, with the goal of maximizing expected return and minimizing exposure to risks that our research indicates do not improve returns, such as market capitalization and other risks relative to our benchmark.

Our model’s six-month results across sectors were effective, producing positive stock selection in seven of the ten sectors in the benchmark, with the strongest results in utilities and financials.

In utilities, Public Service Enterprise Group, Entergy, and Edison International were the largest contributors to relative performance. In financials, Wells Fargo and Travelers Companies drove our results. Unfortunately, we were not able to avoid all poor performers. Our selections in the consumer discretionary and energy sectors were disappointing as Wynn Resorts, GameStop, and Las Vegas Sands in the consumer group and Ensco plc in energy did not perform as expected.

Vanguard Equity Income Portfolio

Portfolio Profile
As of June 30, 2014

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	139	391	3,730
Median Market Cap	$105.3B	$132.6B	$45.5B
Price/Earnings Ratio	16.4x	16.8x	20.7x
Price/Book Ratio	2.7x	2.7x	2.7x
Yield[3]	2.6%	3.0%	1.9%
Return on Equity	19.7%	21.2%	17.4%
Earnings Growth Rate	11.3%	11.4%	14.4%
Foreign Holdings	10.3%	0.0%	0.0%
Turnover Rate[4]	37%	—	—
Expense Ratio[5]	0.32%	—	—
Short-Term Reserves	–0.3%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.88
Beta	1.03	0.77

Sector Diversification (% of equity exposure)
	Comparative		Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	5.9%	5.7%	12.6%
Consumer Staples	12.4	13.4	8.2
Energy	12.3	12.3	10.0
Financials	16.8	12.2	17.3
Health Care	12.7	11.0	13.0
Industrials	12.1	11.3	11.5
Information Technology	13.7	17.5	18.1
Materials	3.6	4.1	3.9
Telecommunication
Services	4.0	5.0	2.2
Utilities	6.5	7.5	3.2

Ten Largest Holdings[6] (% of total net assets)

Wells Fargo & Co.	Diversified Banks	3.9%
Johnson & Johnson	Pharmaceuticals	3.7
Microsoft Corp.	Systems Software	3.5
Exxon Mobil Corp.	Integrated Oil & Gas	3.4
Verizon	Integrated
Communications Inc.	Telecommunication
	Services	3.1
Chevron Corp.	Integrated Oil & Gas	3.1
JPMorgan Chase & Co.	Diversified Banks	2.6
Merck & Co. Inc.	Pharmaceuticals	2.6
Apple Inc.	Computer Hardware	2.3
General Electric Co.	Industrial
	Conglomerates	2.2
Top Ten		30.4%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 FTSE High Dividend Yield Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the Equity Income Portfolio’s annualized expense ratio was 0.32%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2003–June 30, 2014

Average Annual Total Returns: Periods Ended June 30, 2014

	Inception Date	One Year	Five Years	Ten Years
Equity Income Portfolio	6/7/1993	21.37%	19.54%	8.89%

1 Six months ended June 30, 2014.
2 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Income Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.1%)[1]
Consumer Discretionary (5.6%)
Home Depot Inc.	186,800	15,123
McDonald’s Corp.	97,696	9,842
WPP plc	320,530	6,985
Thomson Reuters Corp.	136,500	4,963
Mattel Inc.	113,400	4,419
Las Vegas Sands Corp.	37,100	2,828
Wynn Resorts Ltd.	10,800	2,242
Best Buy Co. Inc.	71,200	2,208
Cablevision Systems Corp.
Class A	106,820	1,885
Garmin Ltd.	19,100	1,163
Kohl’s Corp.	18,200	959
Ford Motor Co.	50,600	872
Autoliv Inc.	3,900	416
		53,905
Consumer Staples (12.1%)
Kraft Foods Group Inc.	269,749	16,171
Philip Morris
International Inc.	160,073	13,496
Wal-Mart Stores Inc.	175,685	13,189
Procter & Gamble Co.	140,300	11,026
Unilever NV	222,300	9,728
PepsiCo Inc.	91,400	8,166
Diageo plc ADR	47,000	5,982
Altria Group Inc.	131,880	5,531
Anheuser-Busch InBev
NV ADR	48,100	5,529
Coca-Cola Co.	122,224	5,177
Kimberly-Clark Corp.	45,060	5,012
British American
Tobacco plc	75,216	4,476
Sysco Corp.	89,200	3,341
General Mills Inc.	44,200	2,322
Molson Coors Brewing Co.
Class B	29,400	2,180
Dr Pepper Snapple
Group Inc.	37,000	2,167
Walgreen Co.	23,600	1,749
Kellogg Co.	17,200	1,130
		116,372
Energy (12.0%)
Exxon Mobil Corp.	326,050	32,827
Chevron Corp.	224,400	29,295
ConocoPhillips	153,620	13,170
Occidental Petroleum Corp.	119,550	12,269
Suncor Energy Inc.	278,100	11,855
Enbridge Inc.	127,600	6,057
Royal Dutch Shell plc
Class B	118,702	5,159
ONEOK Inc.	32,400	2,206
Helmerich & Payne Inc.	13,200	1,533
CVR Energy Inc.	7,300	352
		114,723

		Market
		Value•
	Shares	($000)
Financials (16.3%)
Wells Fargo & Co.	716,400	37,654
JPMorgan Chase & Co.	439,000	25,295
Marsh & McLennan
Cos. Inc.	366,900	19,013
PNC Financial Services
Group Inc.	137,700	12,262
BlackRock Inc.	31,900	10,195
ACE Ltd.	77,300	8,016
MetLife Inc.	124,800	6,934
M&T Bank Corp.	49,900	6,190
Chubb Corp.	64,360	5,932
US Bancorp	125,500	5,437
Plum Creek Timber Co. Inc.	87,700	3,955
Travelers Cos. Inc.	32,500	3,057
PartnerRe Ltd.	17,200	1,878
Axis Capital Holdings Ltd.	39,300	1,740
Old Republic
International Corp.	104,200	1,723
Lazard Ltd. Class A	29,900	1,542
Flushing Financial Corp.	71,600	1,471
Navient Corp.	66,600	1,180
Aflac Inc.	14,200	884
Fulton Financial Corp.	67,600	838
Maiden Holdings Ltd.	54,000	653
Waddell & Reed
Financial Inc. Class A	9,652	604
Validus Holdings Ltd.	9,800	375
		156,828
Health Care (12.4%)
Johnson & Johnson	342,086	35,789
Merck & Co. Inc.	435,574	25,198
Pfizer Inc.	625,199	18,556
Roche Holding AG	40,096	11,947
Eli Lilly & Co.	108,420	6,741
AstraZeneca plc ADR	76,100	5,655
AbbVie Inc.	89,900	5,074
Baxter International Inc.	69,300	5,010
Bristol-Myers Squibb Co.	93,960	4,558
Medtronic Inc.	4,900	312
		118,840
Industrials (11.8%)
General Electric Co.	787,952	20,707
United Technologies Corp.	137,500	15,874
Eaton Corp. plc	169,900	13,113
3M Co.	83,940	12,023
United Parcel Service Inc.
Class B	95,900	9,845
Illinois Tool Works Inc.	65,500	5,735
Lockheed Martin Corp.	35,400	5,690
Caterpillar Inc.	51,100	5,553
Schneider Electric SE	56,061	5,286
Waste Management Inc.	95,200	4,258
General Dynamics Corp.	27,770	3,237
Raytheon Co.	29,600	2,731
Pitney Bowes Inc.	68,600	1,895
Northrop Grumman Corp.	14,468	1,731

		Market
		Value•
	Shares	($000)
Boeing Co.	13,500	1,718
L-3 Communications
Holdings Inc.	14,200	1,715
Copa Holdings SA Class A	11,900	1,696
Emerson Electric Co.	3,100	206
Harsco Corp.	5,600	149
		113,162
Information Technology (13.2%)
Microsoft Corp.	801,000	33,402
Apple Inc.	232,400	21,597
Intel Corp.	602,200	18,608
Cisco Systems Inc.	539,400	13,404
Analog Devices Inc.	205,300	11,101
Maxim Integrated
Products Inc.	159,700	5,399
Symantec Corp.	234,200	5,363
Texas Instruments Inc.	110,100	5,262
Seagate Technology plc	38,400	2,182
Broadridge Financial
Solutions Inc.	48,900	2,036
Harris Corp.	26,200	1,985
Lexmark International Inc.
Class A	38,800	1,869
Applied Materials Inc.	82,100	1,851
Computer Sciences Corp.	27,900	1,763
Xilinx Inc.	10,800	511
Intersil Corp. Class A	15,400	230
		126,563
Materials (3.5%)
Dow Chemical Co.	213,400	10,982
Akzo Nobel NV	80,077	6,004
EI du Pont
de Nemours & Co.	81,591	5,339
Nucor Corp.	91,000	4,482
LyondellBasell Industries
NV Class A	35,800	3,496
Avery Dennison Corp.	37,000	1,896
Scotts Miracle-Gro Co.
Class A	26,100	1,484
		33,683
Other (0.8%)
2 Vanguard High Dividend
Yield ETF	119,332	7,914

Telecommunication Services (4.0%)
Verizon
Communications Inc.	604,217	29,564
AT&T Inc.	238,795	8,444
		38,008
Utilities (6.4%)
National Grid plc	631,698	9,095
UGI Corp.	145,400	7,343
Northeast Utilities	146,000	6,901
Xcel Energy Inc.	199,100	6,417
NextEra Energy Inc.	53,940	5,528

Vanguard Equity Income Portfolio

		Market
		Value•
	Shares	($000)
American Electric
Power Co. Inc.	51,100	2,850
Edison International	43,400	2,522
Public Service Enterprise
Group Inc.	61,300	2,500
Entergy Corp.	30,100	2,471
DTE Energy Co.	28,000	2,180
Ameren Corp.	51,000	2,085
AGL Resources Inc.	34,400	1,893
Vectren Corp.	44,300	1,883
Great Plains Energy Inc.	68,900	1,851
New Jersey
Resources Corp.	30,900	1,766
Empire District Electric Co.	68,500	1,759
Exelon Corp.	19,900	726
Otter Tail Corp.	19,940	604
IDACORP Inc.	7,680	444
Duke Energy Corp.	4,500	334
Westar Energy Inc. Class A	4,100	157
		61,309
Total Common Stocks
(Cost $725,141)		941,307
Temporary Cash Investments (2.4%)[1]
Money Market Fund (2.1%)
3 Vanguard Market
Liquidity Fund, 0.111%	20,158,674	20,159

	Face
	Amount
	($000)
Repurchase Agreement (0.2%)
BNP Paribas Securities
Corp. 0.110%, 7/1/14
(Dated 6/30/14,
Repurchase Value
$1,800,000, collateralized
by Government National
Mortgage Assn.
3.000%–8.500%,
9/15/18–3/15/43, Federal
National Mortgage Assn.
3.000%–7.500%,
7/1/14–11/1/43, and
Federal Home Loan
Mortgage Corp.
3.000%–6.500%,
7/1/14–2/1/43, with a
value of $1,836,000)	1,800	1,800

Face		Market
Amount		Value•
($000)		($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Fannie Mae Discount
Notes, 0.080%, 9/3/14	200	200
[4,5] Fannie Mae Discount
Notes, 0.075%, 10/15/14	800	800
[5,6] Federal Home Loan Bank
Discount Notes, 0.092%,
7/18/14	100	100
		1,100
Total Temporary Cash Investments
(Cost $23,058)		23,059
Total Investments (100.5%)
(Cost $748,199)		964,366
Other Assets and Liabilities (–0.5%)
Other Assets		2,067
Liabilities		(6,664)
		(4,597)
Net Assets (100%)
Applicable to 43,132,501 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		959,769
Net Asset Value Per Share		$22.25

At June 30, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		695,646
Undistributed Net Investment Income		11,493
Accumulated Net Realized Gains		36,237
Unrealized Appreciation (Depreciation)
Investment Securities		216,167
Futures Contracts		212
Foreign Currencies		14
Net Assets		959,769

• See Note A in Notes to Financial Statements.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.9% and 0.6%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the
U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $1,000,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Dividends[1,2]	14,364
Interest[1]	10
Securities Lending	41
Total Income	14,415
Expenses
Investment Advisory Fees—Note B
Basic Fee	517
Performance Adjustment	(8)
The Vanguard Group—Note C
Management and Administrative	832
Marketing and Distribution	80
Custodian Fees	17
Shareholders’ Reports	16
Trustees’ Fees and Expenses	1
Total Expenses	1,455
Net Investment Income	12,960
Realized Net Gain (Loss)
Investment Securities Sold[1]	35,445
Futures Contracts	936
Foreign Currencies	3
Realized Net Gain (Loss)	36,384
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	18,307
Futures Contracts	36
Foreign Currencies	8
Change in Unrealized Appreciation
(Depreciation)	18,351
Net Increase (Decrease) in Net Assets
Resulting from Operations	67,695

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,960	22,067
Realized Net Gain (Loss)	36,384	66,638
Change in Unrealized Appreciation (Depreciation)	18,351	120,282
Net Increase (Decrease) in Net Assets Resulting from Operations	67,695	208,987
Distributions
Net Investment Income	(22,248)	(18,855)
Realized Capital Gain	(46,098)	—
Total Distributions	(68,346)	(18,855)
Capital Share Transactions
Issued	32,581	135,179
Issued in Lieu of Cash Distributions	68,346	18,855
Redeemed	(51,467)	(105,436)
Net Increase (Decrease) from Capital Share Transactions	49,460	48,598
Total Increase (Decrease)	48,809	238,730
Net Assets
Beginning of Period	910,960	672,230
End of Period[3]	959,769	910,960

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $105,000, $8,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $168,000.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $11,493,000 and $20,778,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$22.36	$17.63	$15.93	$14.78	$13.26	$12.08
Investment Operations
Net Investment Income	.311	.532	.481	.417	.374	.414
Net Realized and Unrealized Gain (Loss)
on Investments	1.284	4.681	1.632	1.088	1.540	1.401
Total from Investment Operations	1.595	5.213	2.113	1.505	1.914	1.815
Distributions
Dividends from Net Investment Income	(.555)	(.483)	(.413)	(.355)	(.394)	(.600)
Distributions from Realized Capital Gains	(1.150)	—	—	—	—	(.035)
Total Distributions	(1.705)	(.483)	(.413)	(.355)	(.394)	(.635)
Net Asset Value, End of Period	$22.25	$22.36	$17.63	$15.93	$14.78	$13.26

Total Return	7.59%	30.04%	13.40%	10.27%	14.71%	16.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$960	$911	$672	$563	$474	$409
Ratio of Total Expenses to
Average Net Assets[1]	0.32%	0.32%	0.33%	0.33%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets	2.79%	2.71%	2.99%	2.92%	2.82%	3.36%
Portfolio Turnover Rate	37%	34%	28%	27%	40%	56%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, 0.01%, 0.01%, and 0.02%.

Notes to Financial Statements

Vanguard Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Vanguard Equity Income Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2014, the portfolio’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for

Vanguard Equity Income Portfolio

the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, llp, is subject to quarterly adjustments based on performance for the preceding three years relative to the FTSE High Dividend Yield Index.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $227,000 for the six months ended June 30, 2014.

For the six months ended June 30, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.11% of the portfolio’s average net assets, before a decrease of $8,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the portfolio had contributed capital of $98,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	892,355	48,952	—
Temporary Cash Investments	20,159	2,900	—
Futures Contracts—Assets[1]	4	—	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	912,517	51,852	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Equity Income Portfolio

E. At June 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2014	35	17,083	211
E-mini S&P 500 Index	September 2014	6	586	1
				212

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2014, the cost of investment securities for tax purposes was $748,199,000. Net unrealized appreciation of investment securities for tax purposes was $216,167,000, consisting of unrealized gains of $223,094,000 on securities that had risen in value since their purchase and $6,927,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2014, the portfolio purchased $164,343,000 of investment securities and sold $176,494,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	Shares	Shares
	(000)	(000)
Issued	1,496	6,743
Issued in Lieu of Cash Distributions	3,255	990
Redeemed	(2,365)	(5,118)
Net Increase (Decrease) in Shares Outstanding	2,386	2,615

At June 30, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 76% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	12/31/2013	6/30/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,075.87	$1.65
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.21	1.61

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.32%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Equity Income Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Equity Income Portfolio has renewed the portfolio’s investment advisory arrangements with Wellington Management Company, llp (Wellington Management), and The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The portfolio manager is backed by a well-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term. The firm has advised a portion of the portfolio since 2003.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for shareholders.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Wellington Management without any need for asset-level breakpoints. Wellington Management’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Vanguard® Equity Index Portfolio

Vanguard Equity Index Portfolio returned 7.05% for the six months ended June 30, 2014, as U.S. stocks overcame a rough start to finish the half year near record highs. The portfolio’s performance was in line with that of its benchmark index (7.14%) and better than the average return of peer funds (6.31%).

The table below shows the returns of your portfolio and its comparative standards for the half year.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Technology and health care stocks did best as all sectors advanced
Investors looked beyond obvious challenges during the six months—such as the U.S. economy’s contraction in the first quarter, rising oil prices, and the World Bank’s reduced estimate for 2014 global growth. Instead, they focused on positives that included lower U.S. unemployment and strong corporate earnings.

All ten industry sectors in Vanguard Equity Index Portfolio advanced, with information technology, health care, and energy stocks contributing the most.

Information technology, the portfolio’s largest sector, benefited from strong results posted by hardware, software, and internet companies. Global demand for smart-phones and internet-related products and services, along with continued growth of cloud-based computing, helped the sector return about 9%.

Health care stocks returned nearly 11% as investor concerns about the Affordable Care Act began to ease. Pharmaceutical firms did well amid enthusiasm over promising drug pipelines.

Energy was also a strong contributor, gaining 13%. Oil and gas producers were boosted by demand for natural gas arising from the severe U.S. winter, geopolitical tensions in the Middle East, and growing reliance on oil in the developing world. Rising natural gas prices also boosted utilities, the second-smallest sector but the one with the portfolio’s highest return (19%).

The consumer discretionary sector was the weakest performer, returning less than 1%. Media companies, hotels, and restaurants did fairly well, but retailers struggled as consumers kept a tight grip on their wallets.

Don’t let complacency set your course adrift
Volatility, a hallmark of stock investing, seems to have vanished for the moment, and returns have been robust. In the more than five years since its March 2009 bottom, the broad U.S. stock market, as measured by the Russell 3000 Index, has produced average annual returns of about 26%. That’s more than double the market’s historical average annual return.

The investment winds don’t always blow so favorably, of course. While the smooth sailing lasts, however, it creates risks of its own: In such a calm climate, it can be easy to lose sight of fundamentals, especially the importance of rebalancing. Without rebalancing—periodically adjusting your asset allocation so that it stays in line with your goals and risk tolerance—you can end up with a mix of assets that’s very different from, and potentially riskier than, the one you intended to have.

Whether the market’s moving up, down, or sideways, we always encourage our clients to stay focused on four keys to Vanguard’s timeless principles for investment success: goals, balance, cost, and discipline. (You can read more about our principles in Vanguard’s Principles for Investment Success, available at vanguard.com/research.)

Total Returns
Six Months Ended
June 30, 2014
Vanguard Equity Index Portfolio	7.05%
S&P 500 Index	7.14
Variable Insurance Large-Cap Core Funds Average[1]	6.31

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.16%	0.41%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the portfolio’s annualized expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Equity Index Portfolio

Portfolio Profile
As of June 30, 2014

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	504	501	3,730
Median Market Cap	$68.2B	$68.8B	$45.5B
Price/Earnings Ratio	19.1x	19.1x	20.7x
Price/Book Ratio	2.7x	2.7x	2.7x
Yield[3]	1.9%	2.0%	1.8%
Return on Equity	18.9%	18.7%	17.4%
Earnings Growth Rate	14.2%	14.3%	14.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	8%	—	—
Expense Ratio[5]	0.16%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	1.00	0.95

Sector Diversification (% of equity exposure)
		Target	Broad
Portfolio		Index[1]	Index[2]
Consumer
Discretionary	11.8%	11.8%	12.6%
Consumer Staples	9.5	9.5	8.2
Energy	10.8	10.9	10.0
Financials	16.1	16.1	17.3
Health Care	13.3	13.3	13.0
Industrials	10.5	10.5	11.5
Information Technology	19.0	18.8	18.1
Materials	3.5	3.5	3.9
Telecommunication
Services	2.4	2.4	2.2
Utilities	3.1	3.2	3.2

Ten Largest Holdings[6] (% of total net assets)

Apple Inc.	Computer Hardware	3.2%
Exxon Mobil Corp.	Integrated Oil & Gas	2.5
Google Inc.	Internet Software
	& Services	1.9
Microsoft Corp.	Systems Software	1.8
Johnson & Johnson	Pharmaceuticals	1.7
General Electric Co.	Industrial
	Conglomerates	1.5
Wells Fargo & Co.	Diversified Banks	1.4
Chevron Corp.	Integrated Oil & Gas	1.4
Berkshire	Multi-Sector
Hathaway Inc.	Holdings	1.3
JPMorgan Chase	Diversified
& Co.	Banks	1.2
Top Ten		17.9%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the annualized expense ratio was 0.16%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2003–June 30, 2014

Average Annual Total Returns: Periods Ended June 30, 2014

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	24.43%	18.66%	7.68%

1 Six months ended June 30, 2014.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (11.8%)
	Walt Disney Co.	310,935	26,660
	Comcast Corp. Class A	475,445	25,522
*	Amazon.com Inc.	71,982	23,378
	Home Depot Inc.	264,111	21,382
	McDonald’s Corp.	190,891	19,230
	Ford Motor Co.	763,581	13,164
	Twenty-First Century
	Fox Inc. Class A	369,630	12,992
*	Priceline Group Inc.	10,129	12,185
	Time Warner Inc.	170,251	11,960
	Starbucks Corp.	145,401	11,251
	NIKE Inc. Class B	143,039	11,093
	Lowe’s Cos. Inc.	192,501	9,238
	General Motors Co.	253,927	9,218
	Time Warner Cable Inc.	53,893	7,938
*	DIRECTV	90,902	7,728
	TJX Cos. Inc.	135,125	7,182
	Target Corp.	122,404	7,093
	Yum! Brands Inc.	84,945	6,898
	Viacom Inc. Class B	75,426	6,542
	Johnson Controls Inc.	128,325	6,407
	CBS Corp. Class B	102,017	6,339
*	Netflix Inc.	11,583	5,103
	VF Corp.	66,440	4,186
	Macy’s Inc.	69,523	4,034
	Delphi Automotive plc	53,619	3,686
*	Chipotle Mexican Grill Inc.
	Class A	6,006	3,559
	Omnicom Group Inc.	49,615	3,534
*	AutoZone Inc.	6,463	3,466
*	Dollar General Corp.	58,388	3,349
	Wynn Resorts Ltd.	15,525	3,222
*	Discovery Communications
	Inc. Class A	42,718	3,173
	Carnival Corp.	84,125	3,167
*	O’Reilly Automotive Inc.	20,527	3,091
*	Michael Kors Holdings Ltd.	34,459	3,055
	Starwood Hotels & Resorts
	Worldwide Inc.	36,947	2,986
	Harley-Davidson Inc.	42,236	2,950
	BorgWarner Inc.	43,850	2,859
	L Brands Inc.	46,989	2,756
	Ross Stores Inc.	41,276	2,730
	Marriott International Inc.
	Class A	42,404	2,718
	Genuine Parts Co.	29,518	2,592
	Mattel Inc.	65,558	2,555
*	TripAdvisor Inc.	21,517	2,338
*	Bed Bath & Beyond Inc.	39,308	2,255
*	CarMax Inc.	42,787	2,225
*	Dollar Tree Inc.	40,228	2,191
	Tiffany & Co.	21,307	2,136
	Gap Inc.	50,709	2,108
	Whirlpool Corp.	14,825	2,064
	Kohl’s Corp.	38,471	2,027
	Nordstrom Inc.	27,446	1,864

			Market
			Value•
		Shares	($000)
	Wyndham Worldwide Corp.	24,576	1,861
	PVH Corp.	15,905	1,855
*	Under Armour Inc. Class A	31,067	1,848
	Ralph Lauren Corp. Class A	11,432	1,837
	Coach Inc.	53,661	1,835
	H&R Block Inc.	52,518	1,760
*	News Corp. Class A	95,523	1,714
	Scripps Networks
	Interactive Inc. Class A	21,071	1,710
	Newell Rubbermaid Inc.	53,935	1,671
	Best Buy Co. Inc.	52,591	1,631
	Tractor Supply Co.	26,746	1,615
*	Mohawk Industries Inc.	11,658	1,613
	Interpublic Group of Cos.
	Inc.	82,067	1,601
	Expedia Inc.	19,817	1,561
	Goodyear Tire & Rubber Co.	52,484	1,458
	Garmin Ltd.	23,515	1,432
	Lennar Corp. Class A	33,845	1,421
	Comcast Corp.	26,563	1,417
	Harman International
	Industries Inc.	12,952	1,391
	Gannett Co. Inc.	43,932	1,376
	Staples Inc.	124,551	1,350
	DR Horton Inc.	54,827	1,348
	PulteGroup Inc.	66,425	1,339
	Family Dollar Stores Inc.	18,172	1,202
	PetSmart Inc.	19,987	1,195
	Hasbro Inc.	22,290	1,182
	Darden Restaurants Inc.	25,149	1,164
*	Fossil Group Inc.	9,359	978
	Leggett & Platt Inc.	26,844	920
	GameStop Corp. Class A	22,009	891
*	AutoNation Inc.	12,081	721
	Cablevision Systems Corp.
	Class A	40,623	717
*	Urban Outfitters Inc.	19,509	661
	Graham Holdings Co.
	Class B	832	597
			398,251
Consumer Staples (9.5%)
	Procter & Gamble Co.	522,524	41,065
	Coca-Cola Co.	729,887	30,918
	PepsiCo Inc.	292,500	26,132
	Philip Morris International
	Inc.	303,700	25,605
	Wal-Mart Stores Inc.	311,129	23,356
	CVS Caremark Corp.	225,761	17,016
	Altria Group Inc.	383,175	16,070
	Walgreen Co.	169,535	12,568
	Mondelez International Inc.
	Class A	327,055	12,301
	Colgate-Palmolive Co.	167,872	11,446
	Costco Wholesale Corp.	84,672	9,751
	Kimberly-Clark Corp.	72,812	8,098
	Kraft Foods Group Inc.	114,820	6,883
	General Mills Inc.	119,814	6,295
	Archer-Daniels-Midland Co.	126,312	5,572

			Market
			Value•
		Shares	($000)
	Kroger Co.	99,119	4,899
	Lorillard Inc.	70,049	4,271
	Sysco Corp.	112,208	4,202
	Estee Lauder Cos. Inc.
	Class A	49,168	3,651
	Mead Johnson Nutrition Co.	39,081	3,641
	Reynolds American Inc.	59,803	3,609
	Kellogg Co.	49,418	3,247
	Keurig Green Mountain Inc.	24,878	3,100
	Brown-Forman Corp.
	Class B	31,175	2,936
*	Constellation Brands Inc.
	Class A	32,605	2,873
	Hershey Co.	28,890	2,813
	Whole Foods Market Inc.	71,440	2,760
	ConAgra Foods Inc.	80,671	2,394
	Clorox Co.	24,987	2,284
	Molson Coors Brewing Co.
	Class B	30,360	2,252
	Dr Pepper Snapple Group
	Inc.	37,842	2,217
	Coca-Cola Enterprises Inc.	45,565	2,177
	JM Smucker Co.	19,795	2,110
	Tyson Foods Inc. Class A	53,232	1,998
*	Monster Beverage Corp.	25,922	1,841
	McCormick & Co. Inc.	25,265	1,809
	Campbell Soup Co.	34,516	1,581
	Safeway Inc.	44,392	1,524
	Hormel Foods Corp.	25,960	1,281
	Avon Products Inc.	83,736	1,223
			319,769
Energy (10.8%)
	Exxon Mobil Corp.	829,127	83,476
	Chevron Corp.	367,661	47,998
	Schlumberger Ltd.	251,405	29,653
	ConocoPhillips	237,087	20,325
	Occidental Petroleum Corp.	151,645	15,563
	EOG Resources Inc.	105,582	12,338
	Halliburton Co.	163,670	11,622
	Anadarko Petroleum Corp.	97,609	10,685
	Phillips 66	109,240	8,786
	Williams Cos. Inc.	142,631	8,303
	Apache Corp.	74,389	7,485
	National Oilwell Varco Inc.	82,922	6,829
	Pioneer Natural Resources
	Co.	27,527	6,326
	Baker Hughes Inc.	83,885	6,245
	Devon Energy Corp.	74,123	5,885
	Spectra Energy Corp.	129,533	5,503
	Noble Energy Inc.	69,086	5,351
	Marathon Oil Corp.	130,483	5,209
	Valero Energy Corp.	103,135	5,167
	Hess Corp.	50,886	5,032
	Kinder Morgan Inc.	128,827	4,671
	Marathon Petroleum Corp.	55,652	4,345
	EQT Corp.	29,057	3,106
*	Southwestern Energy Co.	67,775	3,083
	Chesapeake Energy Corp.	97,443	3,029

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Transocean Ltd.	65,258	2,939
	Range Resources Corp.	32,581	2,833
	Cabot Oil & Gas Corp.	81,124	2,770
*	FMC Technologies Inc.	45,110	2,755
	ONEOK Inc.	40,012	2,724
*	Cameron International
	Corp.	39,157	2,651
	Ensco plc Class A	45,129	2,508
	Helmerich & Payne Inc.	20,928	2,430
	Cimarex Energy Co.	16,806	2,411
	Murphy Oil Corp.	33,137	2,203
	CONSOL Energy Inc.	44,406	2,046
	Noble Corp. plc	48,589	1,631
	Tesoro Corp.	25,463	1,494
	Nabors Industries Ltd.	50,131	1,472
	Denbury Resources Inc.	69,003	1,274
	QEP Resources Inc.	34,700	1,197
*	Newfield Exploration Co.	26,238	1,160
	Peabody Energy Corp.	52,285	855
	Rowan Cos. plc Class A	24,258	775
^	Diamond Offshore
	Drilling Inc.	13,476	669
			364,812
Financials (16.0%)
	Wells Fargo & Co.	925,560	48,647
	JPMorgan Chase & Co.	730,832	42,111
*	Berkshire Hathaway Inc.
	Class B	316,163	40,014
	Bank of America Corp.	2,030,346	31,206
	Citigroup Inc.	586,627	27,630
	American Express Co.	175,890	16,687
	American International
	Group Inc.	279,260	15,242
	US Bancorp	350,482	15,183
	Goldman Sachs Group Inc.	80,256	13,438
	MetLife Inc.	217,368	12,077
	Simon Property Group Inc.	60,318	10,030
	PNC Financial Services
	Group Inc.	103,196	9,190
	Capital One Financial Corp.	110,228	9,105
	Morgan Stanley	269,816	8,723
	Bank of New York Mellon
	Corp.	220,268	8,256
	Prudential Financial Inc.	89,265	7,924
	BlackRock Inc.	24,178	7,727
	American Tower
	Corporation	76,440	6,878
	ACE Ltd.	65,293	6,771
	Travelers Cos. Inc.	67,051	6,307
	Charles Schwab Corp.	226,161	6,090
	Discover Financial Services	90,343	5,599
	State Street Corp.	82,800	5,569
	Marsh & McLennan Cos.
	Inc.	106,171	5,502
	BB&T Corp.	138,795	5,473
	Aflac Inc.	87,464	5,445
	Aon plc	57,786	5,206
	Allstate Corp.	83,784	4,920
	Public Storage	27,999	4,798
	Crown Castle
	International Corp.	64,129	4,762
	Franklin Resources Inc.	77,424	4,478
	Ameriprise Financial Inc.	36,627	4,395
	McGraw Hill Financial Inc.	52,645	4,371
	Chubb Corp.	47,173	4,348
	CME Group Inc.	61,035	4,330
	T. Rowe Price Group Inc.	50,439	4,258
	Intercontinental
	Exchange Inc.	22,244	4,202
	SunTrust Banks Inc.	102,531	4,107

			Market
			Value•
		Shares	($000)
	Equity Residential	64,504	4,064
*	Berkshire Hathaway Inc.
	Class A	21	3,988
	Prologis Inc.	96,521	3,966
^	Weyerhaeuser Co.	113,055	3,741
	Health Care REIT Inc.	58,731	3,681
	HCP Inc.	88,531	3,663
	Ventas Inc.	56,497	3,621
	Vornado Realty Trust	33,694	3,596
	Fifth Third Bancorp	163,314	3,487
	Boston Properties Inc.	29,387	3,473
	AvalonBay Communities Inc.	23,420	3,330
	Host Hotels & Resorts Inc.	145,318	3,198
	Moody’s Corp.	36,140	3,168
	Invesco Ltd.	83,154	3,139
	M&T Bank Corp.	25,301	3,139
	Hartford Financial Services
	Group Inc.	86,864	3,111
	Regions Financial Corp.	266,253	2,828
	Northern Trust Corp.	42,847	2,751
	Principal Financial Group Inc.	52,964	2,674
	Progressive Corp.	105,279	2,670
	Lincoln National Corp.	50,850	2,616
	Loews Corp.	58,927	2,593
	KeyCorp	171,282	2,454
	General Growth Properties
	Inc.	100,282	2,363
	Essex Property Trust Inc.	12,107	2,239
*	Affiliated Managers Group
	Inc.	9,787	2,010
	Kimco Realty Corp.	78,422	1,802
	Macerich Co.	26,977	1,801
	Comerica Inc.	35,028	1,757
	XL Group plc Class A	53,243	1,743
	Unum Group	50,123	1,742
*	CBRE Group Inc. Class A	53,416	1,711
*	Genworth Financial Inc.
	Class A	94,489	1,644
	Leucadia National Corp.	61,214	1,605
	Huntington Bancshares Inc.	160,945	1,535
	Plum Creek Timber Co. Inc.	33,969	1,532
	Navient Corp.	82,835	1,467
	Torchmark Corp.	17,156	1,405
	Cincinnati Financial Corp.	28,115	1,351
*	E*TRADE Financial Corp.	55,551	1,181
	Zions Bancorporation	35,695	1,052
	Legg Mason Inc.	20,324	1,043
	Apartment Investment
	& Management Co.
	Class A	28,333	914
	People’s United Financial
	Inc.	59,826	908
	Hudson City Bancorp Inc.	92,204	906
	Assurant Inc.	13,587	891
	NASDAQ OMX Group Inc.	22,117	854
			541,406
Health Care (13.3%)
	Johnson & Johnson	546,350	57,159
	Pfizer Inc.	1,231,770	36,559
	Merck & Co. Inc.	564,961	32,683
*	Gilead Sciences Inc.	296,538	24,586
	AbbVie Inc.	307,030	17,329
	Amgen Inc.	146,246	17,311
	Bristol-Myers Squibb Co.	319,996	15,523
	UnitedHealth Group Inc.	189,200	15,467
*	Biogen Idec Inc.	45,808	14,444
*	Celgene Corp.	154,480	13,267
	Medtronic Inc.	192,492	12,273
	Abbott Laboratories	289,930	11,858
	Eli Lilly & Co.	190,309	11,832

			Market
			Value•
		Shares	($000)
*	Express Scripts Holding Co.	149,210	10,345
	Allergan Inc.	57,425	9,717
	Thermo Fisher Scientific Inc.	77,039	9,091
	McKesson Corp.	44,544	8,295
*	Actavis plc	35,751	7,974
	Covidien plc	87,086	7,853
	Baxter International Inc.	104,793	7,577
*	Alexion Pharmaceuticals Inc.	38,243	5,976
	WellPoint Inc.	54,158	5,828
	Aetna Inc.	69,586	5,642
	Cigna Corp.	52,509	4,829
	Stryker Corp.	57,188	4,822
*	Forest Laboratories Inc.	46,368	4,590
	Cardinal Health Inc.	65,769	4,509
	Becton Dickinson and Co.	37,339	4,417
*	Regeneron Pharmaceuticals
	Inc.	15,393	4,348
*	Vertex Pharmaceuticals Inc.	45,285	4,288
	Humana Inc.	29,914	3,821
	St. Jude Medical Inc.	54,979	3,807
	Perrigo Co. plc	25,654	3,739
*	Mylan Inc.	72,232	3,724
	Agilent Technologies Inc.	64,031	3,678
	Zimmer Holdings Inc.	32,508	3,376
*	Boston Scientific Corp.	254,162	3,246
	AmerisourceBergen Corp.
	Class A	44,206	3,212
	Zoetis Inc.	96,171	3,103
*	Intuitive Surgical Inc.	7,422	3,056
*	Cerner Corp.	56,776	2,929
*	DaVita HealthCare Partners
	Inc.	34,104	2,466
	CR Bard Inc.	14,864	2,126
*	Edwards Lifesciences Corp.	20,561	1,765
*	CareFusion Corp.	39,775	1,764
*	Waters Corp.	16,307	1,703
*	Laboratory Corp. of America
	Holdings	16,432	1,683
*	Varian Medical Systems Inc.	20,072	1,669
*	Hospira Inc.	31,917	1,640
	Quest Diagnostics Inc.	27,880	1,636
	DENTSPLY International Inc.	27,304	1,293
	PerkinElmer Inc.	21,756	1,019
*	Tenet Healthcare Corp.	18,794	882
	Patterson Cos. Inc.	15,700	620
			448,349
Industrials (10.4%)
	General Electric Co.	1,936,316	50,886
	United Technologies Corp.	162,938	18,811
	Union Pacific Corp.	174,866	17,443
	3M Co.	119,937	17,180
	Boeing Co.	129,456	16,471
	Honeywell International
	Inc.	151,223	14,056
	United Parcel Service Inc.
	Class B	136,695	14,033
	Caterpillar Inc.	120,533	13,098
	Danaher Corp.	116,192	9,148
	Emerson Electric Co.	135,210	8,973
	Lockheed Martin Corp.	51,846	8,333
	FedEx Corp.	53,455	8,092
	General Dynamics Corp.	62,932	7,335
	Eaton Corp. plc	92,077	7,106
	Precision Castparts Corp.	27,950	7,055
	Illinois Tool Works Inc.	73,210	6,410
	Deere & Co.	70,191	6,356
	Delta Air Lines Inc.	163,732	6,340
	Norfolk Southern Corp.	59,861	6,167
	CSX Corp.	193,249	5,954
	Raytheon Co.	60,310	5,564

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Cummins Inc.	33,284	5,135
	Northrop Grumman Corp.	41,747	4,994
	PACCAR Inc.	68,130	4,281
	Tyco International Ltd.	89,135	4,065
	Waste Management Inc.	83,035	3,714
	Southwest Airlines Co.	134,789	3,620
	Parker Hannifin Corp.	28,712	3,610
	Rockwell Automation Inc.	26,756	3,349
	Ingersoll-Rand plc	48,379	3,024
	WW Grainger Inc.	11,780	2,995
	Dover Corp.	32,754	2,979
	Nielsen NV	58,345	2,824
	Roper Industries Inc.	19,157	2,797
*	Pentair plc	37,874	2,731
	Stanley Black & Decker Inc.	29,927	2,628
	Fastenal Co.	52,268	2,587
	AMETEK Inc.	47,204	2,468
	Fluor Corp.	30,776	2,367
	Kansas City Southern	21,057	2,264
	Textron Inc.	54,490	2,086
	Rockwell Collins Inc.	25,861	2,021
	L-3 Communications
	Holdings Inc.	16,581	2,002
	Republic Services Inc.
	Class A	51,802	1,967
	Flowserve Corp.	26,344	1,959
*	Stericycle Inc.	16,412	1,943
	CH Robinson Worldwide Inc.	28,582	1,823
	Pall Corp.	21,212	1,811
	Expeditors International of
	Washington Inc.	38,758	1,712
	Equifax Inc.	23,320	1,692
	Masco Corp.	68,655	1,524
*	Quanta Services Inc.	41,494	1,435
	Xylem Inc.	35,248	1,377
*	Jacobs Engineering Group
	Inc.	25,372	1,352
	Snap-on Inc.	11,236	1,332
	Robert Half International Inc.	26,439	1,262
	ADT Corp.	35,278	1,233
	Cintas Corp.	19,350	1,229
	Joy Global Inc.	19,045	1,173
	Iron Mountain Inc.	32,604	1,156
	Pitney Bowes Inc.	39,158	1,082
	Allegion plc	17,293	980
	Ryder System Inc.	10,383	915
	Dun & Bradstreet Corp.	7,167	790
			353,099
Information Technology (18.7%)
	Apple Inc.	1,164,259	108,195
	Microsoft Corp.	1,452,044	60,550
	International Business
	Machines Corp.	183,652	33,291
*	Google Inc. Class A	54,702	31,983
*	Google Inc. Class C	54,702	31,469
	Intel Corp.	961,289	29,704
	Oracle Corp.	662,877	26,866
	QUALCOMM Inc.	325,963	25,816
	Cisco Systems Inc.	990,443	24,612
*	Facebook Inc. Class A	331,788	22,326
	Visa Inc. Class A	97,062	20,452
	MasterCard Inc. Class A	193,950	14,249
	Hewlett-Packard Co.	361,340	12,170
*	eBay Inc.	220,174	11,022
	EMC Corp.	395,354	10,414
	Texas Instruments Inc.	208,469	9,963
	Accenture plc Class A	122,565	9,908
	Automatic Data
	Processing Inc.	93,133	7,384

			Market
			Value•
		Shares	($000)
*	Micron Technology Inc.	206,699	6,811
*	Adobe Systems Inc.	89,479	6,475
*	Yahoo! Inc.	180,779	6,351
*	salesforce.com inc	109,120	6,338
*	Cognizant Technology
	Solutions Corp. Class A	117,544	5,749
	Corning Inc.	252,088	5,533
	Applied Materials Inc.	235,104	5,302
	TE Connectivity Ltd.	78,679	4,865
	SanDisk Corp.	43,741	4,568
	Intuit Inc.	54,559	4,394
	Broadcom Corp. Class A	107,368	3,985
	Western Digital Corp.	40,395	3,728
	Seagate Technology plc	63,150	3,588
	Avago Technologies Ltd.
	Class A	48,702	3,510
	Analog Devices Inc.	60,203	3,255
	Fidelity National
	Information Services Inc.	55,974	3,064
	Symantec Corp.	132,652	3,038
*	Fiserv Inc.	48,830	2,945
*	Alliance Data Systems
	Corp.	10,469	2,944
	Amphenol Corp. Class A	30,450	2,934
	Motorola Solutions Inc.	43,339	2,885
	Xerox Corp.	214,017	2,662
	Paychex Inc.	62,199	2,585
*	Autodesk Inc.	43,771	2,468
	Xilinx Inc.	51,976	2,459
	KLA-Tencor Corp.	32,193	2,338
	NetApp Inc.	63,773	2,329
*	Juniper Networks Inc.	91,071	2,235
*	Electronic Arts Inc.	60,760	2,179
	Linear Technology Corp.	45,497	2,142
	Altera Corp.	61,379	2,134
	Lam Research Corp.	31,125	2,103
*	Akamai Technologies Inc.	34,252	2,091
*	Red Hat Inc.	36,268	2,005
	NVIDIA Corp.	106,806	1,980
*	Citrix Systems Inc.	31,396	1,964
	Microchip Technology Inc.	38,707	1,889
	Western Union Co.	105,899	1,836
	CA Inc.	62,247	1,789
	Computer Sciences Corp.	28,114	1,777
*	F5 Networks Inc.	14,606	1,628
	Harris Corp.	20,459	1,550
*	Teradata Corp.	30,808	1,238
*	VeriSign Inc.	24,250	1,184
	Total System Services Inc.	31,548	991
*	First Solar Inc.	13,625	968
	FLIR Systems Inc.	27,463	954
	Jabil Circuit Inc.	36,161	756
			632,870
Materials (3.5%)
	Monsanto Co.	101,280	12,634
	Dow Chemical Co.	232,448	11,962
	EI du Pont de Nemours
	& Co.	177,312	11,603
	LyondellBasell Industries
	NV Class A	80,396	7,851
	Praxair Inc.	56,434	7,497
	Freeport-McMoRan Copper
	& Gold Inc.	199,890	7,296
	Ecolab Inc.	51,975	5,787
	PPG Industries Inc.	26,633	5,597
	Air Products & Chemicals
	Inc.	41,035	5,278
	International Paper Co.	84,406	4,260
	Sherwin-Williams Co.	16,443	3,402

		Market
		Value•
	Shares	($000)
Alcoa Inc.	224,579	3,344
Mosaic Co.	62,443	3,088
Nucor Corp.	61,060	3,007
Eastman Chemical Co.	29,306	2,560
Newmont Mining Corp.	96,181	2,447
CF Industries Holdings Inc.	9,983	2,401
Sigma-Aldrich Corp.	22,815	2,315
FMC Corp.	25,494	1,815
Ball Corp.	27,172	1,703
International Flavors &
Fragrances Inc.	15,642	1,631
Vulcan Materials Co.	24,877	1,586
MeadWestvaco Corp.	33,578	1,486
Airgas Inc.	12,779	1,392
Sealed Air Corp.	36,796	1,257
* Owens-Illinois Inc.	31,869	1,104
Avery Dennison Corp.	18,728	960
Allegheny Technologies
Inc.	20,873	941
Bemis Co. Inc.	19,321	786
United States Steel Corp.	28,170	733
		117,723
Telecommunication Services (2.4%)
Verizon Communications
Inc.	799,708	39,130
AT&T Inc.	1,002,181	35,437
CenturyLink Inc.	110,874	4,013
Windstream Holdings Inc.	115,058	1,146
Frontier Communications
Corp.	192,602	1,125
		80,851
Utilities (3.1%)
Duke Energy Corp.	136,612	10,135
NextEra Energy Inc.	84,289	8,638
Dominion Resources Inc.	112,368	8,037
Southern Co.	172,092	7,810
Exelon Corp.	165,123	6,024
American Electric Power
Co. Inc.	94,263	5,257
Sempra Energy	44,111	4,619
PPL Corp.	122,069	4,337
PG&E Corp.	89,825	4,313
Public Service Enterprise
Group Inc.	97,087	3,960
Edison International	62,513	3,633
Consolidated Edison Inc.	56,267	3,249
Xcel Energy Inc.	96,940	3,124
Northeast Utilities	60,634	2,866
Entergy Corp.	34,393	2,823
FirstEnergy Corp.	80,602	2,798
DTE Energy Co.	34,148	2,659
NRG Energy Inc.	65,174	2,424
NiSource Inc.	60,651	2,386
CenterPoint Energy Inc.	81,989	2,094
Wisconsin Energy Corp.	43,376	2,035
AES Corp.	125,770	1,956
Ameren Corp.	46,511	1,901
CMS Energy Corp.	52,060	1,622
SCANA Corp.	27,051	1,456
Pepco Holdings Inc.	48,176	1,324
AGL Resources Inc.	22,904	1,260
Pinnacle West Capital
Corp.	21,257	1,230
Integrys Energy Group Inc.	15,522	1,104
TECO Energy Inc.	39,749	735
		105,809
Total Common Stocks
(Cost $2,468,920)		3,362,939

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.7%)
[2,3] Vanguard Market
Liquidity Fund, 0.111%	24,809,914	24,810

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.060%, 8/8/14	500	500
[4,5] Federal Home Loan
Bank Discount Notes,
0.081%, 9/12/14	100	100
[4,5] Federal Home Loan
Bank Discount Notes,
0.081%, 9/19/14	1,000	1,000
		1,600
Total Temporary Cash Investments
(Cost $26,410)		26,410
Total Investments (100.3%)
(Cost $2,495,330)		3,389,349
Other Assets and Liabilities (–0.3%)
Other Assets		4,522
Liabilities[3]		(13,669)
		(9,147)
Net Assets (100%)
Applicable to 104,077,956 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,380,202
Net Asset Value Per Share		$32.48

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	2,389,229
Undistributed Net Investment Income	25,587
Accumulated Net Realized Gains	71,097
Unrealized Appreciation (Depreciation)
Investment Securities	894,019
Futures Contracts	270
Net Assets	3,380,202

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $678,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.1% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $697,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Dividends	32,019
Interest[1]	11
Securities Lending	9
Total Income	32,039
Expenses
The Vanguard Group—Note B
Investment Advisory Services	412
Management and Administrative	1,787
Marketing and Distribution	283
Custodian Fees	39
Shareholders’ Reports	20
Trustees’ Fees and Expenses	1
Total Expenses	2,542
Net Investment Income	29,497
Realized Net Gain (Loss)
Investment Securities Sold	69,816
Futures Contracts	1,849
Realized Net Gain (Loss)	71,665
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	119,952
Futures Contracts	(84)
Change in Unrealized Appreciation
(Depreciation)	119,868
Net Increase (Decrease) in Net Assets
Resulting from Operations	221,030

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,497	55,665
Realized Net Gain (Loss)	71,665	60,870
Change in Unrealized Appreciation (Depreciation)	119,868	666,600
Net Increase (Decrease) in Net Assets Resulting from Operations	221,030	783,135
Distributions
Net Investment Income	(55,364)	(49,545)
Realized Capital Gain [2]	(61,250)	(69,167)
Total Distributions	(116,614)	(118,712)
Capital Share Transactions
Issued	202,226	406,016
Issued in Lieu of Cash Distributions	116,614	118,712
Redeemed	(242,431)	(407,833)
Net Increase (Decrease) from Capital Share Transactions	76,409	116,895
Total Increase (Decrease)	180,825	781,318
Net Assets
Beginning of Period	3,199,377	2,418,059
End of Period[3]	3,380,202	3,199,377

1 Interest income from an affiliated company of the portfolio was $11,000.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $2,793,000 and $1,472,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $25,587,000 and $51,454,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$31.50	$24.93	$22.85	$23.51	$21.11	$17.61
Investment Operations
Net Investment Income	.294	.545	.512	.466	.410	.419
Net Realized and Unrealized Gain (Loss)
on Investments	1.855	7.235	3.062	.034	2.678	3.931
Total from Investment Operations	2.149	7.780	3.574	.500	3.088	4.350
Distributions
Dividends from Net Investment Income	(.555)	(.505)	(.474)	(.390)	(.442)	(.500)
Distributions from Realized Capital Gains	(.614)	(.705)	(1.020)	(.770)	(.246)	(.350)
Total Distributions	(1.169)	(1.210)	(1.494)	(1.160)	(.688)	(.850)
Net Asset Value, End of Period	$32.48	$31.50	$24.93	$22.85	$23.51	$21.11

Total Return	7.05%	32.18%	15.86%	1.93%	14.91%	26.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,380	$3,199	$2,418	$2,132	$2,287	$1,969
Ratio of Total Expenses to
Average Net Assets	0.16%	0.16%	0.17%	0.17%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.88%	1.96%	2.13%	1.92%	1.91%	2.40%
Portfolio Turnover Rate	8%	8%	9%	8%	12%	11%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2014, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of

Vanguard Equity Index Portfolio

prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the portfolio had contributed capital of $342,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.14% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,362,939	—	—
Temporary Cash Investments	24,810	1,600	—
Futures Contracts—Assets[1]	5	—	—
Total	3,387,754	1,600	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Equity Index Portfolio

D. At June 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2014	43	20,988	270
E-mini S&P 500 Index	September 2014	6	586	—
				270

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2014, the cost of investment securities for tax purposes was $2,495,330,000. Net unrealized appreciation of investment securities for tax purposes was $894,019,000, consisting of unrealized gains of $1,068,049,000 on securities that had risen in value since their purchase and $174,030,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2014, the portfolio purchased $135,859,000 of investment securities and sold $150,873,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	Shares	Shares
	(000)	(000)
Issued	6,477	14,533
Issued in Lieu of Cash Distributions	3,807	4,524
Redeemed	(7,783)	(14,485)
Net Increase (Decrease) in Shares Outstanding	2,501	4,572

At June 30, 2014, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Vanguard Total Stock Market Index Portfolio), were each the record or beneficial owner of 31% or more of the portfolio’s net assets, with a combined ownership of 65%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2013	6/30/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,070.46	$0.82
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	0.80

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Growth Portfolio

After leading in 2013, large-company growth stocks took a back seat to their value counterparts for the six months ended June 30, 2014. The Russell 1000 Growth Index returned 6.31%, about 2 percentage points behind the Russell 1000 Value Index. Still, Vanguard Growth Portfolio returned 5.95%, shy of its benchmark (which of course incurs no expenses) but ahead of its peer-group average.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Weakness in technology stocks was offset by other sector gains
Last year, the portfolio’s consumer staples and financial holdings, two sectors not commonly associated with growth stocks, performed exceptionally well. Financials reversed course in the first half of 2014, however, lagging the benchmark and becoming the portfolio’s only sector to lose ground. But consumer staples continued to shine, producing a result more than three times the sector’s return in the benchmark. The advisors’ energy selections powered to a gain of more than 25%, edging ahead of those in the benchmark, and their health care picks also outperformed. Together, consumer staples, energy, and health care were responsible for most of the portfolio’s return.

Information technology, making up about one-third of average portfolio assets, lost some of its luster. The advisors missed out on a few strong performers and overweighted some disappointments.

For more on the Growth Portfolio’s strategy and positioning, please see the Advisors’ Report that follows.

The power of compounding can put time on your side
Although it’s important to know how your investments are doing, short-term performance isn’t what matters most. Don’t let a focus on recent results distract you from the long-term commitment you need to help achieve your goals.

To be sure, there are many aspects of investing success that you can’t control, overall market performance being the obvious example. But you can control how long you invest, and that allows you to harness the power of compounding—the snowball effect that occurs when your earnings generate even more earnings.

A simple example illustrates the benefits of the compounding that can potentially result from investing and then reinvesting your money over the long haul, putting time on your side. Suppose that you were able to put away $10,000 and earn 6% a year. (This is hypothetical; actual returns would likely be different and much less predictable.)

If you keep reinvesting the earnings (again, assuming a hypothetical return of 6% each year), after ten years your investment will have grown to almost $18,000. But if you are able to invest that $10,000 for 30 years, your investment will grow to more than $57,000.

Compounding can make a real difference in your account balance over time—particularly when combined with Vanguard’s low expense ratios—which allow you to keep more of the return on your investment.

Total Returns
Six Months Ended
June 30, 2014
Vanguard Growth Portfolio	5.95%
Russell 1000 Growth Index	6.31
Variable Insurance Large-Cap Growth Funds Average[1]	4.31

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Growth
	Portfolio	Funds Average
Growth Portfolio	0.41%	0.93%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the Growth Portfolio’s annualized expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Growth Portfolio

Advisors’ Report

Vanguard Growth Portfolio returned 5.95% for the first six months of 2014, a bit behind the 6.31% return of the benchmark Russell 1000 Growth Index but ahead of the 4.31% average return of peer funds.

The portfolio is overseen by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the six months and of the effect this environment had on the portfolio’s positioning. These reports were prepared on July 14, 2014.

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA
Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA

Christopher M. Ericksen, CFA

Daniel J. Prislin, CFA

Our best relative contributor to performance was Allergan, which appreciated sharply when it rejected an acquisition offer by Valeant, a Canadian pharmaceutical company. Valeant has increased its bid, and it remains to be seen how aggressively it will pursue the acquisition. We are currently assessing Allergan’s fair value as a stand-alone business as well as the potential value of a combined Valeant-Allergan entity.

MasterCard was our largest detractor. The company’s stock experienced some weakness over concerns about whether consumer spending habits will be affected by several high-profile credit card “hacking” incidents. Although we feel these concerns are not likely to subside anytime soon, we don’t believe they will materially affect the company. MasterCard has shown in recent years that its flexible business model provides a buffer against swings in economic cycles and allows it to grow even in difficult periods. Overall, we continue to believe the company is well-positioned to benefit as global payment transactions continue to move from paper-based to electronic.

Despite positive absolute equity returns during the past few years, we believe the relatively tepid market sentiment demonstrates that more than just fundamental factors are affecting stock prices. A lack of significant bull market sentiment suggests to us that many investors appear to be struggling to predict the pace of global economic recovery and are assessing threats such as central bank actions and fiscal policy debates.

Although some fundamentals may be headed upward (from a very low base during the 2008–2009 financial crisis), we don’t believe we are entering a typical postrecessionary global boom cycle. Rather, we think the lingering effects of the credit crisis could lead to moderate growth at best for the intermediate term.

Vanguard Growth Portfolio Investment Advisors

Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	37	157	Employs proprietary fundamental research and a
Company, llp			rigorous valuation discipline in an effort to invest in
			high-quality, large-capitalization, sustainable-growth
			companies. The firm’s philosophy is based on the
			belief that stock prices often overreact to short-term
			trends and that bottom-up, intensive research focused
			on longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
Jackson Square Partners, LLC	37	156	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free-cash-flow generation that is
			attractively priced compared with the intrinsic value
			of the securities.
William Blair & Company, L.L.C.	24	102	Uses a fundamental investment approach in pursuit
			of superior, long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments	2	6	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Growth Portfolio

Based on our conversations with senior management of our portfolio companies, conditions appear to be improving slightly, but not enough yet to change capital and investment spending plans. An increasing number of companies in our portfolio are considering merger and acquisition or tax inversion strategies (or have had these ideas forced upon them in response to merger overtures by others). Many companies—often influenced by large and/or aggressive shareholders—are currently seeking new value-creating or growth opportunities, and the type of businesses we hold can be the targets. In such an uncertain environment, we believe the quality of a firm’s business model, competitive position, and management may prove to be of utmost importance.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy. We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can increase market share and have the potential to deliver shareholder value in a variety of market environments.

Wellington Management Company, llp

Portfolio Manager:

Andrew J. Shilling, CFA,
Senior Vice President

Our portion of the portfolio seeks to outpace growth indexes and, in the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our approach is based on identifying companies with a clear competitive advantage that will enable them to sustain above-average growth.

Our strong stock selection in the consumer staples, consumer discretionary, and health care sectors was offset by unfavorable choices in information technology and industrials. An overweight allocation to the consumer discretionary sector, an indirect result of our stock-specific decisions, also detracted from relative results.

Our position in Lululemon, a manufacturer and retailer of premium athletic apparel, hurt results. Shares fell after the company issued disappointing guidance in January after an in-line holiday selling season and a slow start to 2014. We sold the shares after concluding that the new management team faced a number of operational and competitive challenges.

Keurig Green Mountain, the leading provider of single-cup brewers and portion packs for coffee and other hot beverages, was our top contributor. In February, Coca-Cola announced it would take a 10% ownership interest in and collaborate on future products with the company, sending shares higher. Keurig also plans to launch a new cold beverage platform in 2015. We believe the company will continue to expand its household penetration rate over the next several years. Accordingly, we have trimmed our holdings but continue to maintain our position.

At the period’s close, our largest overweight was to the consumer discretionary sector, where we continue to find attractive long-term growth opportunities in industries including home building, apparel, media, resorts, and travel. Our most significant underweight allocations were to energy and consumer staples.

William Blair & Company, L.L.C.

Portfolio Managers:

James Golan, CFA, Principal

David Ricci, CFA, Principal

U.S. equity markets forged higher, supported by a number of factors. These included positive U.S. and European economic data, stabilization in China’s economic growth, continued corporate earnings growth, accommodative policy from global central banks, and increased mergers and acquisitions activity. Domestically, most economic data have been solid, consistent, and enough to nudge corporate profits higher. Investors were initially worried about the revised first-quarter GDP decline (–2.9%). But in the end they shrugged it off, believing it to be heavily influenced by the harsh winter weather, as preliminary second-quarter data showed substantial improvement. The Federal Reserve moved ahead with its plans to taper asset purchases, suggesting policy continuity under Janet Yellen’s leadership.

Our performance was driven by mostly successful stock selection even though lower-valuation stocks were in favor from March to May. The top performer year-to-date was Keurig Green Mountain, in the consumer staples sector. Health care picks were also quite strong, particularly Allergan, IDEXX Laboratories, and Covidien.

On the downside, the market bias toward lower-valuation stocks appeared most significantly in the information technology sector. Citrix Systems, Cognizant Technology Solutions, and MasterCard all detracted from relative performance.

The economic contraction reported in the first quarter appears to be a transitory issue. Early indications are that spending and production rebounded swiftly in the second quarter, providing support for continued economic expansion in the business cycle. The U.S. economic recovery has been slow and steady. This lack of runaway growth and inflation points toward a reduced risk of monetary policy tightening on the horizon.

Our focus remains on identifying high-quality companies whose stocks trade at attractive valuations relative to the expected growth and consistency of the businesses. We believe our portion of the portfolio is well-suited to withstand a variety of market scenarios and add value over the long-term.

Vanguard Growth Portfolio

Portfolio Profile
As of June 30, 2014

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	125	672	3,730
Median Market Cap	$38.9B	$58.3B	$45.5B
Price/Earnings Ratio	27.5x	23.5x	20.7x
Price/Book Ratio	4.8x	5.2x	2.7x
Yield[3]	0.50%	1.5%	1.9%
Return on Equity	21.3%	23.1%	17.4%
Earnings Growth Rate	23.1%	16.9%	14.4%
Foreign Holdings	3.5%	0.0%	0.0%
Turnover Rate[4]	41%	—	—
Expense Ratio[5]	0.41%	—	—
Short-Term Reserves	1.6%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.92
Beta	1.16	1.11

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	21.4%	18.4%	12.6%
Consumer Staples	7.8	10.5	8.2
Energy	5.9	6.4	10.0
Financials	7.8	5.2	17.3
Health Care	13.2	12.8	13.0
Industrials	7.0	12.3	11.5
Information Technology	32.9	27.7	18.1
Materials	3.3	4.3	3.9
Telecommunication
Services	0.7	2.3	2.2
Utilities	0.0	0.1	3.2

Ten Largest Holdings[6] (% of total net assets)

Google Inc.	Internet Software
	& Services	4.6%
MasterCard Inc. Class A	Data Processing
	& Outsourced
	Services	3.3
QUALCOMM Inc.	Communications
	Equipment	2.6
Priceline Group Inc.	Internet Retail	2.6
Visa Inc.	Data Processing
	& Outsourced
	Services	2.5
Adobe Systems Inc.	Application Software	2.5
Apple Inc.	Computer Hardware	2.4
Celgene Corp.	Biotechnology	2.4
Gilead Sciences Inc.	Biotechnology	2.1
EOG Resources Inc.	Oil & Gas
	Exploration &
	Production	2.1
Top Ten		27.1%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks).
Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index.
If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Growth Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the Growth Portfolio’s annualized expense ratio was 0.41%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2003–June 30, 2014

Average Annual Total Returns: Periods Ended June 30, 2014

	Inception Date	One Year	Five Years	Ten Years
Growth Portfolio	6/7/1993	29.35%	18.18%	7.47%

1 Six months ended June 30, 2014.
See Financial Highlights for dividend and capital gains information.

Vanguard Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.6%)[1]
Consumer Discretionary (20.9%)
*	Priceline Group Inc.	9,015	10,845
	Home Depot Inc.	96,720	7,830
*	Liberty Interactive Corp.
	Class A	218,800	6,424
	L Brands Inc.	86,178	5,055
	NIKE Inc. Class B	43,675	3,387
	Twenty-First Century
	Fox Inc. Class A	89,515	3,146
*	O’Reilly Automotive Inc.	19,190	2,890
	DR Horton Inc.	113,050	2,779
	Lennar Corp. Class A	63,525	2,667
*	AutoZone Inc.	4,955	2,657
	BorgWarner Inc.	38,710	2,524
	Lowe’s Cos. Inc.	52,530	2,521
	Harley-Davidson Inc.	34,440	2,406
	Starwood Hotels &
	Resorts Worldwide Inc.	27,800	2,247
*	Amazon.com Inc.	6,820	2,215
	Comcast Corp. Class A	41,245	2,214
	Wynn Resorts Ltd.	10,300	2,138
*	TripAdvisor Inc.	19,160	2,082
	Dunkin’ Brands Group Inc.	45,265	2,074
*	Sally Beauty Holdings Inc.	80,300	2,014
*	Netflix Inc.	4,410	1,943
	Walt Disney Co.	21,965	1,883
*	Dollar General Corp.	31,070	1,782
	Wyndham Worldwide Corp.	21,145	1,601
	Ross Stores Inc.	23,100	1,528
	Yum! Brands Inc.	18,280	1,484
	Harman International
	Industries Inc.	13,810	1,484
	Ralph Lauren Corp. Class A	7,730	1,242
	PVH Corp.	9,900	1,154
*	Sirius XM Holdings Inc.	312,770	1,082
	Las Vegas Sands Corp.	13,710	1,045
*	Michael Kors Holdings Ltd.	11,185	992
*	Panera Bread Co. Class A	3,700	554
			87,889
Consumer Staples (7.5%)
	Walgreen Co.	108,325	8,030
	Keurig Green Mountain Inc.	48,184	6,004
	Mead Johnson Nutrition Co.	33,860	3,155
	Mondelez International Inc.
	Class A	66,835	2,514
	CVS Caremark Corp.	30,040	2,264
	Colgate-Palmolive Co.	31,650	2,158
	Anheuser-Busch InBev
	NV ADR	17,075	1,962
*	Monster Beverage Corp.	25,905	1,840
	Estee Lauder Cos. Inc.
	Class A	18,450	1,370
	Diageo plc ADR	9,790	1,246
	Whole Foods Market Inc.	30,910	1,194
			31,737

			Market
			Value•
		Shares	($000)
Energy (5.6%)
	EOG Resources Inc.	75,125	8,779
	Williams Cos. Inc.	80,200	4,668
	Schlumberger Ltd.	31,940	3,767
	Noble Energy Inc.	31,120	2,411
*	Continental Resources Inc.	10,755	1,700
	Pioneer Natural
	Resources Co.	6,575	1,511
*	Cobalt International
	Energy Inc.	48,785	895
			23,731
Financials (7.5%)
	Crown Castle
	International Corp.	94,375	7,008
	Intercontinental
	Exchange Inc.	21,600	4,080
	CME Group Inc.	40,800	2,895
*	Affiliated Managers
	Group Inc.	13,620	2,798
	JPMorgan Chase & Co.	46,510	2,680
	Progressive Corp.	94,354	2,393
	BlackRock Inc.	7,135	2,280
	Citigroup Inc.	45,040	2,121
	American Express Co.	18,965	1,799
	TD Ameritrade Holding Corp.	44,145	1,384
	American Tower Corporation	15,180	1,366
*	Markel Corp.	1,200	787
			31,591
Health Care (12.8%)
*	Celgene Corp.	118,580	10,184
*	Gilead Sciences Inc.	108,630	9,007
	Allergan Inc.	48,450	8,199
	Novo Nordisk A/S ADR	96,750	4,469
	Bristol-Myers Squibb Co.	66,430	3,223
	Covidien plc	34,200	3,084
	Perrigo Co. plc	19,800	2,886
*	Biogen Idec Inc.	8,960	2,825
*	Actavis plc	10,775	2,403
*	IDEXX Laboratories Inc.	17,410	2,325
*	Regeneron
	Pharmaceuticals Inc.	5,690	1,607
	Merck & Co. Inc.	26,320	1,523
*	IMS Health Holdings Inc.	37,825	971
*	Vertex Pharmaceuticals Inc.	9,790	927
	McKesson Corp.	2,095	390
			54,023
Industrials (6.8%)
	Equifax Inc.	61,105	4,433
	Union Pacific Corp.	42,100	4,199
	Precision Castparts Corp.	10,450	2,638
	United Technologies Corp.	20,940	2,417
*	Stericycle Inc.	18,940	2,243
	Nielsen NV	44,730	2,165
*	IHS Inc. Class A	14,310	1,941
	AMETEK Inc.	36,775	1,923
	Safran SA ADR	101,670	1,656

			Market
			Value•
		Shares	($000)
	Kansas City Southern	13,120	1,411
*	Hertz Global Holdings Inc.	47,760	1,339
	TransDigm Group Inc.	6,960	1,164
	JB Hunt Transport
	Services Inc.	12,435	917
			28,446
Information Technology (32.1%)
	MasterCard Inc. Class A	188,305	13,835
	QUALCOMM Inc.	137,870	10,919
	Visa Inc. Class A	49,685	10,469
*	Adobe Systems Inc.	144,585	10,462
*	Google Inc. Class C	17,845	10,266
	Apple Inc.	109,915	10,214
*	Google Inc. Class A	15,715	9,188
	Microsoft Corp.	187,875	7,834
	Intuit Inc.	84,910	6,838
*	Cognizant Technology
	Solutions Corp. Class A	113,965	5,574
*	eBay Inc.	106,125	5,313
*	Equinix Inc.	24,025	5,048
*	Facebook Inc. Class A	62,600	4,212
*	Alliance Data
	Systems Corp.	10,010	2,815
*	Baidu Inc. ADR	14,050	2,625
*	Red Hat Inc.	43,570	2,408
*	salesforce.com inc	37,225	2,162
	Texas Instruments Inc.	44,730	2,138
*	Gartner Inc.	28,630	2,019
*	FleetCor Technologies Inc.	14,740	1,943
*	Akamai Technologies Inc.	30,410	1,857
*	Yelp Inc. Class A	23,675	1,815
*	VeriFone Systems Inc.	44,775	1,646
*	Pandora Media Inc.	54,630	1,612
*	ServiceNow Inc.	19,210	1,190
*	Teradata Corp.	23,763	955
			135,357
Materials (3.2%)
	Monsanto Co.	42,055	5,246
	Syngenta AG ADR	34,850	2,607
	Praxair Inc.	15,090	2,004
	Sherwin-Williams Co.	8,530	1,765
	Eagle Materials Inc.	18,465	1,741
			13,363
Other (0.6%)
*,2	Uber Technologies PP	NA	1,628
3	Vanguard Growth ETF	8,500	841
			2,469
Telecommunication Services (0.6%)
*	SBA Communications
	Corp. Class A	26,310	2,692
Total Common Stocks
(Cost $288,011)			411,298
Preferred Stocks (0.1%)
*,2	Cloudera, Inc. Pfd.
	(Cost $320)	NA	320

Vanguard Growth Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (3.2%)[1]
Money Market Fund (2.5%)
4	Vanguard Market Liquidity
Fund, 0.111%	10,288,348	10,288

	Face
	Amount
	($000)
Repurchase Agreement (0.6%)
Bank of America
Securities, LLC 0.100%,
7/1/14 (Dated 6/30/2014,
Repurchase Value
$2,400,000, collateralized
by Government National
Mortgage Assn. 4.000%,
5/20/44, with a value of
$2,448,000)	2,400	2,400

U.S. Government and Agency Obligations (0.1%)
5	Federal Home Loan Bank
Discount Notes, 0.090%,
7/16/14	100	100
[5,6]	Federal Home Loan Bank
Discount Notes, 0.093%,
7/18/14	500	500
		600
Total Temporary Cash Investments
(Cost $13,288)		13,288
Total Investments (100.9%)
(Cost $301,619)		424,906
Other Assets and Liabilities (–0.9%)
Other Assets		1,068
Liabilities		(4,774)
		(3,706)
Net Assets (100%)
Applicable to 19,464,650 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		421,200
Net Asset Value Per Share		$21.64

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	278,512
Undistributed Net Investment Income	579
Accumulated Net Realized Gains	18,736
Unrealized Appreciation (Depreciation)
Investment Securities	123,287
Futures Contracts	86
Net Assets	421,200

• See Note A in Notes to Financial Statements.
* Non income producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.2% and 1.6%, respectively, of net assets.
2 Restricted securities totaling $1,948,000, representing 0.5% of net assets.
3 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $500,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Dividends[1,2]	2,319
Interest[1]	8
Total Income	2,327
Expenses
Investment Advisory Fees—Note B
Basic Fee	288
Performance Adjustment	(20)
The Vanguard Group—Note C
Management and Administrative	525
Marketing and Distribution	29
Custodian Fees	6
Shareholders’ Reports	12
Total Expenses	840
Expenses Paid Indirectly	(3)
Net Expenses	837
Net Investment Income	1,490
Realized Net Gain (Loss)
Investment Securities Sold[1]	18,473
Futures Contracts	531
Realized Net Gain (Loss)	19,004
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	3,119
Futures Contracts	(110)
Change in Unrealized Appreciation
(Depreciation)	3,009
Net Increase (Decrease) in Net Assets
Resulting from Operations	23,503

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,490	1,801
Realized Net Gain (Loss)	19,004	36,634
Change in Unrealized Appreciation (Depreciation)	3,009	70,815
Net Increase (Decrease) in Net Assets Resulting from Operations	23,503	109,250
Distributions
Net Investment Income	(1,795)	(1,761)
Realized Capital Gain	(2,114)	—
Total Distributions	(3,909)	(1,761)
Capital Share Transactions
Issued	17,415	26,924
Issued in Lieu of Cash Distributions	3,909	1,761
Redeemed	(30,681)	(46,614)
Net Increase (Decrease) from Capital Share Transactions	(9,357)	(17,929)
Total Increase (Decrease)	10,237	89,560
Net Assets
Beginning of Period	410,963	321,403
End of Period[3]	421,200	410,963

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $5,000, $7,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $37,000.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $579,000 and $884,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.62	$15.32	$12.99	$13.18	$11.87	$8.89
Investment Operations
Net Investment Income	.076	.089	.082	.072	.087[1]	.083
Net Realized and Unrealized Gain (Loss)
on Investments	1.140	5.296	2.312	(.177)	1.308	2.997
Total from Investment Operations	1.216	5.385	2.394	(.105)	1.395	3.080
Distributions
Dividends from Net Investment Income	(.090)	(.085)	(.064)	(.085)	(.085)	(.100)
Distributions from Realized Capital Gains	(.106)	—	—	—	—	—
Total Distributions	(.196)	(.085)	(.064)	(.085)	(.085)	(.100)
Net Asset Value, End of Period	$21.64	$20.62	$15.32	$12.99	$13.18	$11.87

Total Return	5.95%	35.28%	18.43%	–0.84%	11.81%	35.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$421	$411	$321	$260	$271	$260
Ratio of Total Expenses to
Average Net Assets[2]	0.41%	0.41%	0.41%	0.40%	0.40%	0.40%
Ratio of Net Investment Income to
Average Net Assets	0.60%	0.50%	0.58%	0.54%	0.73%[1]	0.81%
Portfolio Turnover Rate	41%	38%	43%	45%	105%	95%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.014 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.01%), (0.02%), and (0.02%).

Notes to Financial Statements

Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Vanguard Growth Portfolio

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2014, the portfolio’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard Growth Portfolio

B. Wellington Management Company, llp, Jackson Square Partners, LLC, and William Blair and Company, L.L.C., each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, llp, and Jackson Square Partners, LLC, are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee of William Blair and Company, L.L.C., is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before a decrease of $20,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the portfolio had contributed capital of $43,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2014, these arrangements reduced the portfolio’s expenses by $3,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	409,670	—	1,628
Preferred Stocks	—	—	320
Temporary Cash Investments	10,288	3,000	—
Futures Contracts—Assets[1]	2	—	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	419,959	3,000	1,948
1 Represents variation margin on the last day of the reporting period.

F. At June 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2014	13	6,345	86

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Vanguard Growth Portfolio

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2014, the cost of investment securities for tax purposes was $301,619,000. Net unrealized appreciation of investment securities for tax purposes was $123,287,000, consisting of unrealized gains of $126,724,000 on securities that had risen in value since their purchase and $3,437,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended June 30, 2014, the portfolio purchased $ 82,873,000 of investment securities and sold $88,792,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	Shares	Shares
	(000)	(000)
Issued	835	1,510
Issued in Lieu of Cash Distributions	192	106
Redeemed	(1,488)	(2,666)
Net Increase (Decrease) in Shares Outstanding	(461)	(1,050)

At June 30, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 80% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

J. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	12/31/2013	6/30/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,059.55	$2.09
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.76	2.06

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Growth Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Growth Portfolio has renewed the portfolio’s investment advisory arrangements with Wellington Management Company, llp (Wellington Management), and William Blair & Company, L.L.C. (William Blair). The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders. In addition, the board approved a new advisory agreement with Jackson Square Partners, LLC (Jackson Square), for the reasons described below.

In April 2014, the Focus Growth team of Delaware Investments Fund Advisers (Delaware Investments) completed its spinoff to create a new advisor, Jackson Square, which is jointly owned by the Focus Growth team and an affiliate of Delaware Investments. This new corporate structure triggered the automatic termination of the former advisory agreement with Delaware Investments, as required by law. The new agreement is identical in all material respects to the former agreement with Delaware Investments (which was previously renewed by the board), except for the date of the agreement.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Jackson Square. Jackson Square invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and expects to grow faster than the U.S. economy. Jackson Square uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced compared to the intrinsic value of securities. Members of Jackson Square’s management team have managed a portion of the portfolio since 2010.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional managers. The firm employs a traditional bottom-up fundamental research approach to identify securities that possess sustainable growth at reasonable valuations. Wellington Management identifies companies that have demonstrated above-average growth in the past then thoroughly reviews each company’s business model and assesses its valuation. Wellington Management has managed a portion of the portfolio since 2010.

William Blair. Founded in 1935, William Blair is an independently owned, full-service investment firm. The firm uses an investment process that relies on thorough, in-depth fundamental analysis. Based on this process, the advisor invests in companies that it believes are of high quality and have sustainable, above-average growth. In selecting stocks, William Blair considers each company’s leadership position within the market it serves, the quality of products or services provided, return on equity, accounting policies, and the quality of the management team. William Blair has advised a portion of the portfolio since 2004.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’slength negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with each advisor without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Vanguard® High Yield Bond Portfolio

Bond yields unexpectedly reversed course in 2014. They began heading higher in May 2013 at the prospect of the Federal Reserve scaling back its bond purchases. But the tide turned at the beginning of this year for all but the shortest-dated maturities. An array of factors contributed to the yields drifting lower, including sputtering economic expansion, a continuation of loose monetary policy at home and abroad, and instability in some emerging markets that rekindled investors’ appetite for bonds in general, especially those offering more yield.

The environment of falling bond yields and solid corporate fundamentals helped the High Yield Bond Portfolio return 4.79% for the six months ended June 30, 2014. That performance fell a little short of the 5.46% return for its benchmark, but was a step ahead of the average return of 4.69% for its peer group.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s 30-day SEC yield fell to 3.74% on June 30, 2014, down from 4.19% six months earlier.

High-yield bonds did well across the credit spectrum
Returns by credit quality among high- yield bonds fell within a fairly narrow range for the six-month period—between 5% and 6%. Bonds rated Ba by Moody’s Investors Service, the highest rating for “junk” bonds, led the way, providing a relative advantage to the portfolio when compared with its benchmark because of its outsized holdings in this segment. Lower-rated bonds weren’t far behind, though, with default rates remaining low and investors hungry for income.

Amid that demand from investors, the average spread in yields between high-yield bonds and U.S. Treasuries tightened over the period. (The smaller the spread, the less high-yield investors are being compensated for the additional risk being taken.) Supply also remained plentiful as issuers continued to lock in borrowing costs at low interest rates.

Another positive for the portfolio was the advisor’s success in finding pockets of relative value in the market. At the same time, the portfolio’s cash position—which it maintains as a liquidity buffer to meet redemptions and take advantage of price dislocations when they arise—detracted from performance relative to the benchmark.

For more on the portfolio’s strategy and positioning, please see the Advisor’s Report that follows.

For better results later, pull the savings lever now
We can’t control how the financial markets perform, of course, but we can control how much we save. And it’s those savings that can most affect how much wealth we build. A Vanguard research paper found that “increasing the savings rate can have a substantially more positive impact on wealth accumulation than shifting to a more aggressive portfolio.” (You can read the full paper, Penny Saved, Penny Earned, at vanguard.com/research.)

There are a variety of ways to save effectively, and small shifts from spending to saving can make a meaningful difference. Perhaps the most important thing is to develop a savings mindset. As Warren Buffett said, “Don’t save what is left after spending; spend what is left after saving.”

Total Returns
Six Months Ended
June 30, 2014
Vanguard High Yield Bond Portfolio	4.79%
Barclays U.S. Corporate High Yield Bond Index	5.46
Variable Insurance High Yield Funds Average[1]	4.69

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		High Yield
	Portfolio	Funds Average
High Yield Bond Portfolio	0.29%	1.16%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the portfolio’s annualized expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard High Yield Bond Portfolio

Advisor’s Report

The investment environment
For the first six months of 2014, the portfolio returned 4.79%, compared with the benchmark return of 5.46%. A combination of lower U.S. Treasury yields and tighter high-yield bond spreads contributed to the performance during the period. U.S. economic data improved during the second quarter following weather-induced weakness in the first quarter, and the Federal Reserve continued to provide monetary stimulus, even as it wound down its asset purchases.

The 10-year U.S. Treasury yield ended 2013 at 2.97%, but had declined to 2.54% by the end of June 2014. As bond yields and prices are inversely correlated, bond prices rose sharply. Longer-duration and interest rate-sensitive fixed income assets benefited along with underlying Treasuries. Credit-sensitive sectors, including the high-yield market, rallied along with equities, as continued improvements in employment, housing, and manufacturing data offset geopolitical concerns in Ukraine and the Middle East.

For the six months ended June 30, 2014, there was little dispersion in performance by credit quality. Ba-rated bonds performed best, owing to their greater sensitivity to interest rates, and returned 5.85%, according to Barclays High Yield Index data. Meanwhile, Caa-rated bonds benefited from tightening spreads and greater coupon income, and returned 5.80%; B-rated bonds returned 5.00%. The spread of the high-yield market narrowed to 337 basis points over Treasuries as of June 30, 2014, from 382 basis points at the end of 2013. (One basis point equals one-hundredth of a percentage point.) The average price of high-yield bonds increased $2 to $106 during the period.

Lower-rated bonds have performed very well year-to-date as risk assets have rallied and the stock market, as measured by the S&P 500 Index, advanced to record high levels. Corporate fundamentals remain healthy, and debt levels at most companies are stable. With our expectation of continued U.S. GDP growth in 2014 and 2015, we believe most high-yield companies will be able to sustain solid credit profiles. However, we have seen a pickup in shareholder-friendly activity, including mergers and acquisitions, and a weakening of bondholder covenants, which may put pressure on balance sheets going forward. But at this point, the default experience remains benign, with Moody’s Investors Service’s trailing 12-month speculative-grade default rate at 2.3% as of the end of May, still well below the long-term average of 3.9%.

The new-issue calendar continues to be robust, with $173 billion raised in the U.S. high-yield market in the first six months of the year, on pace to eclipse the record from 2013. Companies have benefited from strong investor demand for high-yield securities by refinancing their debt at lower interest costs and pushing out maturities into the future. However, after the risk rally of the last few years, the difference in spreads between low-quality and high-quality bonds has shrunk to near-record lows, meaning there is minimal spread pickup to be gained for taking on greater default risk. We believe that a high-quality bias in high-yield securities is therefore prudent at this point in the credit cycle.

The portfolio’s successes
The portfolio benefited from its relative weightings in the gaming, media-cable, and financial services sectors and from positive credit selection in the financial services sector.

The portfolio’s shortfalls
The portfolio’s holdings in cash represented a drag on relative performance for the six months. Relative weightings in the wireline and utilities sectors and credit selection in the technology and wireless sectors also detracted from performance.

The portfolio’s positioning
The portfolio remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality names within the high-yield market. We believe these credits have more consistent businesses and more predictable cash flows than those at the lower end of the spectrum. We prefer higher-quality credits in an effort to minimize defaults and to provide stable income. We continue to diversify the portfolio’s holdings by issuer and industry and continue to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of their potential for volatility.

Michael L. Hong, CFA
Vice President and
Fixed Income Portfolio Manager

Wellington Management Company, llp

July 11, 2014

Vanguard High Yield Bond Portfolio

Portfolio Profile
As of June 30, 2014

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	385	2,164	8,523
Yield[3]	3.7%	4.9%	2.2%
Yield to Maturity	4.8%[4]	5.7%	2.2%
Average Coupon	6.1%	7.1%	3.3%
Average Effective
Maturity	4.6 years	4.6 years	7.6 years
Average Duration	3.9 years	4.0 years	5.6 years
Expense Ratio[5]	0.29%	—	—
Short-Term Reserves	4.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.08
Beta	0.88	0.58

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	2.8%
1–5 Years	27.1
5–10 Years	65.1
10–20 Years	3.2
20–30 Years	1.4
Over 30 Years	0.4

Sector Diversification (% of portfolio)

Basic Industry	6.0%
Capital Goods	7.5
Communication	20.8
Consumer Cyclical	11.4
Consumer Non-Cyclical	10.9
Energy	6.0
Finance	17.8
Industrial	0.5
Technology	9.9
Transportation	1.6
Utilities	7.6

Distribution by Credit Quality (% of portfolio)

Aaa	1.1%
Baa	4.6
Ba	57.2
B	31.4
Caa	5.2
C	0.4
Not Rated	0.1

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. Corporate High Yield Bond Index.
2 Barclays U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the portfolio’s annualized expense ratio was 0.29%.

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2003–June 30, 2014

Average Annual Total Returns: Periods Ended June 30, 2014

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
High Yield Bond Portfolio	6/3/1996	10.00%	11.69%	–0.25%	7.33%	7.08%

1 Six months ended June 30, 2014.
See Financial Highlights for dividend and capital gains information.

Vanguard High Yield Bond Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (0.4%)
1	Avis Budget Car Rental LLC /
	Avis Budget Finance Inc.	5.125%	6/1/22	950	950
	Avis Budget Car Rental LLC /
	Avis Budget Finance Inc.	5.500%	4/1/23	1,438	1,474
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $2,388)					2,424
Corporate Bonds (93.7%)
Finance (14.9%)
	Banking (3.3%)
	Ally Financial Inc.	8.000%	3/15/20	1,000	1,218
	Ally Financial Inc.	7.500%	9/15/20	2,080	2,506
[1,2]	Credit Suisse Group AG	6.250%	12/29/49	2,475	2,491
1	Lloyds Bank plc	6.500%	9/14/20	785	917
1	Ocwen Financial Corp.	6.625%	5/15/19	1,130	1,164
	Royal Bank of Scotland Group plc	6.125%	12/15/22	3,515	3,852
	Royal Bank of Scotland Group plc	6.000%	12/19/23	715	776
	Royal Bank of Scotland Group plc	5.125%	5/28/24	1,175	1,192
[1,2]	Societe Generale SA	6.000%	12/31/49	1,680	1,686
	UBS AG	7.625%	8/17/22	2,305	2,771

	Finance Companies (8.7%)
	Air Lease Corp.	4.750%	3/1/20	2,281	2,463
	CIT Group Inc.	4.250%	8/15/17	1,765	1,840
	CIT Group Inc.	5.250%	3/15/18	3,045	3,266
1	CIT Group Inc.	6.625%	4/1/18	3,005	3,366
1	CIT Group Inc.	5.500%	2/15/19	2,720	2,951
	CIT Group Inc.	3.875%	2/19/19	1,100	1,119
	CIT Group Inc.	5.375%	5/15/20	3,415	3,697
	CIT Group Inc.	5.000%	8/15/22	3,245	3,375
	Homer City Generation LP	8.734%	10/1/26	2,198	2,352
1	International Lease Finance Corp.	6.750%	9/1/16	770	847
	International Lease Finance Corp.	8.750%	3/15/17	1,040	1,208
	International Lease Finance Corp.	3.875%	4/15/18	1,405	1,437
1	International Lease Finance Corp.	7.125%	9/1/18	1,775	2,054
	International Lease Finance Corp.	5.875%	4/1/19	1,820	1,997
	International Lease Finance Corp.	6.250%	5/15/19	2,292	2,561
	International Lease Finance Corp.	8.250%	12/15/20	1,511	1,864
	International Lease Finance Corp.	4.625%	4/15/21	970	999
	International Lease Finance Corp.	8.625%	1/15/22	900	1,129
	International Lease Finance Corp.	5.875%	8/15/22	190	207
	Navient Corp.	6.000%	1/25/17	1,010	1,097
	Navient Corp.	8.450%	6/15/18	1,100	1,299
	Navient Corp.	5.500%	1/15/19	2,445	2,600
	Navient Corp.	8.000%	3/25/20	2,000	2,318
	Navient Corp.	7.250%	1/25/22	615	682
	Navient Corp.	5.500%	1/25/23	870	863
1	Provident Funding Associates LP /
	PFG Finance Corp.	6.750%	6/15/21	1,335	1,352

	Insurance (1.8%)
2	Hartford Financial Services Group Inc.	8.125%	6/15/38	3,145	3,715
1	Liberty Mutual Group Inc.	7.800%	3/15/37	1,560	1,839
[1,2]	MetLife Capital Trust IV	7.875%	12/15/67	1,390	1,732
[1,2]	MetLife Capital Trust X	9.250%	4/8/68	1,000	1,415
	Unum Group	7.375%	6/15/32	175	196
2	Voya Financial Inc.	5.650%	5/15/53	1,220	1,238

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Other Finance (0.6%)
3	Telenet Finance III Luxembourg SCA	6.625%	2/15/21	910	1,336
3	Telenet Finance Luxembourg SCA	6.375%	11/15/20	305	447
3	Telenet Finance V Luxembourg SCA	6.250%	8/15/22	550	827
3	Telenet Finance V Luxembourg SCA	6.750%	8/15/24	645	994

	Real Estate Investment Trusts (0.5%)
	Crown Castle International Corp.	4.875%	4/15/22	1,375	1,420
	Felcor Lodging LP	5.625%	3/1/23	1,315	1,354
	iStar Financial Inc.	5.000%	7/1/19	190	190
					84,219
Industrial (72.4%)
	Basic Industry (5.5%)
†,4,5 Arch Coal Inc. Bank Loan		6.250%	5/16/18	845	829
†,4,5 Arch Coal Inc. Bank Loan		6.250%	5/16/18	190	186
†,4,5 Arch Coal Inc. Bank Loan		6.250%	5/16/18	125	123
†,4,5 Arch Coal Inc. Bank Loan		6.250%	5/16/18	125	123
[4,5]	Arch Coal Inc. Bank Loan	6.250%	5/16/18	1,769	1,736
	Ashland Inc.	3.875%	4/15/18	590	606
	Axiall Corp.	4.875%	5/15/23	230	231
	Cascades Inc.	7.750%	12/15/17	825	857
	Cascades Inc.	7.875%	1/15/20	250	266
	Celanese US Holdings LLC	6.625%	10/15/18	380	397
	Celanese US Holdings LLC	5.875%	6/15/21	305	335
	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.	8.500%	12/15/19	200	214
	CONSOL Energy Inc.	8.250%	4/1/20	1,165	1,258
[1,3]	Constellium NV	4.625%	5/15/21	125	178
	Eagle Spinco Inc.	4.625%	2/15/21	760	758
1	FMG Resources August 2006 Pty Ltd.	6.875%	4/1/22	3,025	3,244
	Hexion US Finance Corp.	6.625%	4/15/20	4,155	4,404
1	INEOS Finance plc	8.375%	2/15/19	1,225	1,338
1	INEOS Finance plc	7.500%	5/1/20	2,415	2,629
[1,3]	INEOS Group Holdings SA	5.750%	2/15/19	890	1,262
1	INEOS Group Holdings SA	5.875%	2/15/19	1,385	1,416
	Novelis Inc.	8.375%	12/15/17	1,120	1,193
	Novelis Inc.	8.750%	12/15/20	2,715	3,014
	Peabody Energy Corp.	7.375%	11/1/16	1,930	2,118
	Peabody Energy Corp.	7.875%	11/1/26	1,360	1,418
	United States Steel Corp.	7.375%	4/1/20	240	264
	United States Steel Corp.	6.650%	6/1/37	460	427

	Capital Goods (6.8%)
1	Ardagh Packaging Finance plc	7.375%	10/15/17	870	917
1	Ardagh Packaging Finance plc	9.125%	10/15/20	880	974
†,1,3 Ardagh Packaging Finance plc /
	Ardagh Holdings USA Inc.	4.250%	1/15/22	625	845
1	Ashtead Capital Inc.	6.500%	7/15/22	825	897
	B/E Aerospace Inc.	6.875%	10/1/20	1,245	1,352
1	BlueLine Rental Finance Corp.	7.000%	2/1/19	240	257
1	Building Materials Corp. of America	6.875%	8/15/18	420	436
1	Building Materials Corp. of America	6.750%	5/1/21	2,035	2,193
	Case New Holland Inc.	7.875%	12/1/17	2,660	3,096
	Clean Harbors Inc.	5.250%	8/1/20	1,469	1,517
	Clean Harbors Inc.	5.125%	6/1/21	965	990
	CNH Capital LLC	3.875%	11/1/15	490	499
	CNH Capital LLC	6.250%	11/1/16	1,675	1,817

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	CNH Capital LLC	3.625%	4/15/18	1,145	1,168
	Crown Americas LLC /
	Crown Americas Capital Corp. III	6.250%	2/1/21	1,100	1,183
	HD Supply Inc.	8.125%	4/15/19	792	870
	Huntington Ingalls Industries Inc.	6.875%	3/15/18	791	836
	Huntington Ingalls Industries Inc.	7.125%	3/15/21	1,380	1,504
	Masco Corp.	5.850%	3/15/17	278	306
	Masco Corp.	6.625%	4/15/18	105	118
	Masco Corp.	7.125%	3/15/20	2,372	2,787
	Masco Corp.	5.950%	3/15/22	990	1,096
	Masco Corp.	7.750%	8/1/29	480	564
	Masco Corp.	6.500%	8/15/32	120	127
	Owens Corning	9.000%	6/15/19	1,370	1,723
	Owens Corning	7.000%	12/1/36	160	194
	Reynolds Group Issuer Inc. /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer Lu	7.125%	4/15/19	1,905	1,991
	TransDigm Inc.	5.500%	10/15/20	1,095	1,114
	United Rentals North America Inc.	5.750%	7/15/18	1,000	1,058
	United Rentals North America Inc.	7.375%	5/15/20	1,755	1,935
	United Rentals North America Inc.	8.250%	2/1/21	65	72
	United Rentals North America Inc.	7.625%	4/15/22	1,180	1,328
	United Rentals North America Inc.	6.125%	6/15/23	390	418
	Vulcan Materials Co.	7.000%	6/15/18	1,600	1,840
	Vulcan Materials Co.	7.500%	6/15/21	60	71
	Vulcan Materials Co.	7.150%	11/30/37	220	229

	Communication (23.1%)
	CCO Holdings LLC /
	CCO Holdings Capital Corp.	7.000%	1/15/19	911	960
	CCO Holdings LLC /
	CCO Holdings Capital Corp.	8.125%	4/30/20	976	1,061
	CCO Holdings LLC /
	CCO Holdings Capital Corp.	6.500%	4/30/21	275	294
	CCO Holdings LLC /
	CCO Holdings Capital Corp.	5.250%	9/30/22	120	122
	CCO Holdings LLC /
	CCO Holdings Capital Corp.	5.125%	2/15/23	145	146
	CCO Holdings LLC /
	CCO Holdings Capital Corp.	5.750%	9/1/23	680	697
	CSC Holdings LLC	7.875%	2/15/18	1,090	1,260
	CSC Holdings LLC	7.625%	7/15/18	1,685	1,948
	CSC Holdings LLC	8.625%	2/15/19	895	1,065
	CSC Holdings LLC	6.750%	11/15/21	210	232
	DISH DBS Corp.	4.625%	7/15/17	1,020	1,084
	DISH DBS Corp.	7.875%	9/1/19	795	943
	DISH DBS Corp.	6.750%	6/1/21	3,230	3,682
	DISH DBS Corp.	5.875%	7/15/22	2,545	2,761
	DISH DBS Corp.	5.000%	3/15/23	675	689
1	eAccess Ltd.	8.250%	4/1/18	1,911	2,069
	Embarq Corp.	7.995%	6/1/36	720	790
1	Gannett Co. Inc.	5.125%	10/15/19	750	778
1	Gannett Co. Inc.	5.125%	7/15/20	1,995	2,050
1	Gannett Co. Inc.	6.375%	10/15/23	1,760	1,881
	Hughes Satellite Systems Corp.	6.500%	6/15/19	3,017	3,364
	IAC/InterActiveCorp	4.875%	11/30/18	640	669
	IAC/InterActiveCorp	4.750%	12/15/22	720	709
1	Inmarsat Finance plc	4.875%	5/15/22	1,115	1,126
	Intelsat Jackson Holdings SA	7.250%	4/1/19	3,625	3,856
	Intelsat Jackson Holdings SA	8.500%	11/1/19	475	504
	Intelsat Jackson Holdings SA	7.250%	10/15/20	4,165	4,498
	Intelsat Jackson Holdings SA	7.500%	4/1/21	2,205	2,417
	Intelsat Jackson Holdings SA	5.500%	8/1/23	1,840	1,826
	Lamar Media Corp.	5.875%	2/1/22	585	626
	Lamar Media Corp.	5.000%	5/1/23	1,170	1,179
[4,5]	Level 3 Financing, Inc. Bank Loan	4.000%	1/15/20	1,271	1,273
	Liberty Interactive LLC	8.500%	7/15/29	1,225	1,360
	Liberty Interactive LLC	8.250%	2/1/30	3,150	3,481
	MetroPCS Wireless Inc.	7.875%	9/1/18	1,485	1,563

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	MetroPCS Wireless Inc.	6.625%	11/15/20	2,175	2,325
	National CineMedia LLC	6.000%	4/15/22	1,095	1,146
1	NBCUniversal Enterprise Inc.	5.250%	3/29/49	1,940	2,027
	Nielsen Finance LLC /
	Nielsen Finance Co.	7.750%	10/15/18	964	1,018
†,1	Nielsen Finance LLC /
	Nielsen Finance Co.	5.000%	4/15/22	3,335	3,364
1	Numericable Group SA	4.875%	5/15/19	800	821
1	Numericable Group SA	6.000%	5/15/22	1,275	1,326
1	Numericable Group SA	6.250%	5/15/24	235	245
	Quebecor Media Inc.	5.750%	1/15/23	2,530	2,608
	Qwest Corp.	6.875%	9/15/33	656	663
	SBA Communications Corp.	5.625%	10/1/19	1,295	1,371
†,1	SBA Communications Corp.	4.875%	7/15/22	755	749
	SBA Telecommunications Inc.	8.250%	8/15/19	436	458
	SBA Telecommunications Inc.	5.750%	7/15/20	1,151	1,223
1	Sirius XM Radio Inc.	4.250%	5/15/20	305	301
1	Sirius XM Radio Inc.	4.625%	5/15/23	850	815
1	Softbank Corp.	4.500%	4/15/20	5,125	5,205
1	Sprint Corp.	7.250%	9/15/21	2,960	3,256
1	Sprint Corp.	7.875%	9/15/23	3,035	3,376
1	Sprint Corp.	7.125%	6/15/24	980	1,044
1	Sprint Nextel Corp.	9.000%	11/15/18	3,460	4,195
1	Sprint Nextel Corp.	7.000%	3/1/20	3,820	4,403
	Starz LLC / Starz Finance Corp.	5.000%	9/15/19	985	1,024
	T-Mobile USA Inc.	5.250%	9/1/18	420	441
	T-Mobile USA Inc.	6.464%	4/28/19	1,295	1,366
	T-Mobile USA Inc.	6.633%	4/28/21	2,665	2,885
	T-Mobile USA Inc.	6.125%	1/15/22	330	351
	T-Mobile USA Inc.	6.731%	4/28/22	1,580	1,706
	T-Mobile USA Inc.	6.836%	4/28/23	1,080	1,176
	T-Mobile USA Inc.	6.500%	1/15/24	490	525
[4,5]	Tribune Company Bank Loan	4.000%	12/27/20	3,687	3,689
[1,3]	Unitymedia Hessen GmbH & Co. KG /
	Unitymedia NRW GmbH	5.500%	9/15/22	325	483
3	Unitymedia Hessen GmbH & Co. KG /
	Unitymedia NRW GmbH	5.500%	9/15/22	115	170
1	Unitymedia Hessen GmbH & Co. KG /
	Unitymedia NRW GmbH	5.500%	1/15/23	1,690	1,749
[1,3]	Unitymedia Hessen GmbH & Co. KG /
	Unitymedia NRW GmbH	5.750%	1/15/23	180	269
3	Unitymedia Hessen GmbH & Co. KG /
	Unitymedia NRW GmbH	5.750%	1/15/23	120	180
[1,3]	Unitymedia Hessen GmbH & Co. KG /
	Unitymedia NRW GmbH	5.625%	4/15/23	460	682
[1,3]	Unitymedia KabelBW GmbH	9.500%	3/15/21	250	392
3	Unitymedia KabelBW GmbH	9.500%	3/15/21	400	627
1	UPCB Finance III Ltd.	6.625%	7/1/20	2,735	2,913
1	UPCB Finance V Ltd.	7.250%	11/15/21	1,370	1,504
1	UPCB Finance VI Ltd.	6.875%	1/15/22	1,401	1,538
	Videotron Ltd.	9.125%	4/15/18	73	75
	Videotron Ltd.	5.000%	7/15/22	2,968	3,046
1	Virgin Media Secured Finance plc	5.375%	4/15/21	1,835	1,927
†,1	Wind Acquisition Finance SA	4.750%	7/15/20	2,385	2,397
	Windstream Holdings Inc.	7.875%	11/1/17	1,180	1,357
	Windstream Holdings Inc.	8.125%	9/1/18	645	676
	Zayo Group LLC / Zayo Capital Inc.	8.125%	1/1/20	615	670
	Zayo Group LLC / Zayo Capital Inc.	10.125%	7/1/20	1,380	1,599

	Consumer Cyclical (10.4%)
1	Activision Blizzard Inc.	5.625%	9/15/21	1,200	1,297
	ADT Corp.	6.250%	10/15/21	1,995	2,110
	AutoNation Inc.	5.500%	2/1/20	515	568
1	Carlson Travel Holdings Inc.	7.500%	8/15/19	525	535
1	Carlson Wagonlit BV	6.875%	6/15/19	2,440	2,617
1	Cedar Fair LP /
	Canada’s Wonderland Co. /
	Magnum Management Corp.	5.375%	6/1/24	970	982
	Chrysler Group LLC	8.250%	6/15/21	2,355	2,661

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Chrysler Group LLC /
	CG Co-Issuer Inc.	8.000%	6/15/19	2,630	2,857
	Corrections Corp. of America	4.125%	4/1/20	800	796
	Corrections Corp. of America	4.625%	5/1/23	1,115	1,098
	Dana Holding Corp.	5.375%	9/15/21	557	582
	Dana Holding Corp.	6.000%	9/15/23	80	85
1	General Motors Co.	4.875%	10/2/23	775	814
1	General Motors Co.	6.250%	10/2/43	1,095	1,246
	General Motors Financial Co. Inc.	4.750%	8/15/17	3,355	3,565
	General Motors Financial Co. Inc.	3.250%	5/15/18	440	445
	General Motors Financial Co. Inc.	6.750%	6/1/18	1,170	1,337
	General Motors Financial Co. Inc.	4.250%	5/15/23	550	549
	Hanesbrands Inc.	6.375%	12/15/20	1,056	1,142
[4,5]	Hilton Worldwide Finance LLC
	Bank Loan	3.500%	10/26/20	114	114
[4,5]	Hilton Worldwide Finance LLC
	Bank Loan	3.500%	10/26/20	2,170	2,165
[4,5]	Hilton Worldwide Finance LLC
	Bank Loan	3.500%	10/26/20	914	912
[4,5]	Ion Media Networks Bank Loan	5.000%	12/18/20	1,164	1,166
	KB Home	4.750%	5/15/19	830	836
	KB Home	7.500%	9/15/22	65	72
	L Brands Inc.	8.500%	6/15/19	290	356
	L Brands Inc.	7.000%	5/1/20	580	665
	L Brands Inc.	6.625%	4/1/21	1,430	1,627
	L Brands Inc.	5.625%	2/15/22	525	568
[4,5]	La Quinta Intermediate Holdings LLC
	Bank Loan	4.000%	4/14/21	2,131	2,132
	Neiman Marcus Group Inc.	7.125%	6/1/28	1,790	1,853
1	QVC Inc.	7.500%	10/1/19	2,249	2,367
1	Realogy Group LLC	7.625%	1/15/20	1,726	1,899
	Regal Entertainment Group	5.750%	6/15/23	800	822
	Regal Entertainment Group	5.750%	2/1/25	192	194
	Rite Aid Corp.	8.000%	8/15/20	750	825
	Sally Holdings LLC / Sally Capital Inc.	6.875%	11/15/19	1,486	1,620
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	640	680
	Service Corp. International	7.625%	10/1/18	940	1,102
	Service Corp. International	8.000%	11/15/21	1,225	1,441
	Service Corp. International	5.375%	1/15/22	905	941
	Tenneco Inc.	7.750%	8/15/18	230	240
	Tenneco Inc.	6.875%	12/15/20	1,275	1,388
1	TRW Automotive Inc.	4.500%	3/1/21	525	551
[4,5]	US Foods Inc. Bank Loan	4.500%	3/31/17	1,290	1,291
	Wynn Las Vegas LLC /
	Wynn Las Vegas Capital Corp.	7.875%	5/1/20	990	1,072
	Wynn Las Vegas LLC /
	Wynn Las Vegas Capital Corp.	7.750%	8/15/20	1,925	2,098
	Wynn Las Vegas LLC /
	Wynn Las Vegas Capital Corp.	5.375%	3/15/22	1,920	2,002

	Consumer Noncyclical (10.1%)
	ARAMARK Corp.	5.750%	3/15/20	1,205	1,277
	Biomet Inc.	6.500%	8/1/20	2,120	2,290
	Biomet Inc.	6.500%	10/1/20	2,305	2,460
1	Capsugel SA	7.000%	5/15/19	230	237
	CHS/Community Health Systems Inc.	5.125%	8/15/18	1,790	1,877
	CHS/Community Health Systems Inc.	7.125%	7/15/20	1,060	1,151
1	CHS/Community Health Systems Inc.	5.125%	8/1/21	525	539
1	CHS/Community Health Systems Inc.	6.875%	2/1/22	3,870	4,107
	DaVita HealthCare Partners Inc.	6.625%	11/1/20	1,190	1,264
1	Envision Healthcare Corp.	5.125%	7/1/22	1,465	1,478
1	Fresenius Medical Care
	US Finance II Inc.	5.625%	7/31/19	1,325	1,441
1	Fresenius Medical Care
	US Finance II Inc.	5.875%	1/31/22	595	656
1	Fresenius Medical Care
	US Finance Inc.	6.500%	9/15/18	365	411
1	Fresenius Medical Care
	US Finance Inc.	5.750%	2/15/21	1,170	1,281

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
1	Grifols Worldwide Operations Ltd.	5.250%	4/1/22	510	530
	HCA Holdings Inc.	6.250%	2/15/21	960	1,030
	HCA Inc.	3.750%	3/15/19	590	597
	HCA Inc.	6.500%	2/15/20	4,675	5,248
	HCA Inc.	5.875%	3/15/22	1,850	2,003
	HCA Inc.	4.750%	5/1/23	2,100	2,095
	HCA Inc.	7.690%	6/15/25	130	146
1	Hypermarcas SA	6.500%	4/20/21	2,020	2,201
1	IMS Health Inc.	6.000%	11/1/20	1,250	1,322
†,4,5 Lands’ End, Inc. Bank Loan		4.250%	3/12/21	120	120
[4,5]	Lands’ End, Inc. Bank Loan	4.250%	3/12/21	2,695	2,689
	LifePoint Hospitals Inc.	6.625%	10/1/20	540	583
1	MPH Acquisition Holdings LLC	6.625%	4/1/22	395	414
[4,5]	MPH Acquisition Holdings LLC
	Bank Loan	4.000%	3/31/21	1,282	1,278
	Party City Holdings Inc.	8.875%	8/1/20	2,725	3,018
1	Salix Pharmaceuticals Ltd.	6.000%	1/15/21	2,175	2,360
	Tenet Healthcare Corp.	6.250%	11/1/18	1,500	1,671
1	Tenet Healthcare Corp.	5.000%	3/1/19	1,560	1,581
	Tenet Healthcare Corp.	4.750%	6/1/20	835	852
	Tenet Healthcare Corp.	4.500%	4/1/21	932	944
	Tenet Healthcare Corp.	4.375%	10/1/21	3,520	3,493
	Tenet Healthcare Corp.	8.125%	4/1/22	880	1,022
	WellCare Health Plans Inc.	5.750%	11/15/20	1,320	1,406

	Energy (5.5%)
	Antero Resources Finance Corp.	5.375%	11/1/21	715	745
1	Antero Resources Finance Corp.	5.125%	12/1/22	1,115	1,137
1	Athlon Holdings LP /
	Athlon Finance Corp.	6.000%	5/1/22	660	683
	Cimarex Energy Co.	4.375%	6/1/24	720	734
	Concho Resources Inc.	7.000%	1/15/21	1,032	1,139
	Concho Resources Inc.	6.500%	1/15/22	745	819
	Concho Resources Inc.	5.500%	10/1/22	2,540	2,737
	Denbury Resources Inc.	6.375%	8/15/21	330	355
	Denbury Resources Inc.	5.500%	5/1/22	2,320	2,375
	Denbury Resources Inc.	4.625%	7/15/23	910	882
[4,5]	Energy Future Intermediate
	Holding Company LLC Bank Loan	4.250%	6/6/16	475	478
	EP Energy LLC /
	EP Energy Finance Inc.	9.375%	5/1/20	1,947	2,239
	EP Energy LLC /
	Everest Acquisition Finance Inc.	6.875%	5/1/19	885	944
	Harvest Operations Corp.	6.875%	10/1/17	2,500	2,712
1	MEG Energy Corp.	6.375%	1/30/23	850	905
1	MEG Energy Corp.	7.000%	3/31/24	1,500	1,650
	Newfield Exploration Co.	7.125%	5/15/18	1,590	1,640
	Newfield Exploration Co.	6.875%	2/1/20	925	979
	Range Resources Corp.	6.750%	8/1/20	575	618
	Range Resources Corp.	5.750%	6/1/21	1,435	1,550
	Range Resources Corp.	5.000%	8/15/22	515	548
	Rosetta Resources Inc.	5.875%	6/1/22	1,275	1,339
1	Seadrill Ltd.	6.125%	9/15/17	2,260	2,367
1	Seventy Seven Energy Inc.	6.500%	7/15/22	240	246
1	Southern Star Central Corp.	5.125%	7/15/22	480	485
	Tesoro Corp.	5.125%	4/1/24	521	527

	Other Industrial (0.6%)
	CBRE Services Inc.	5.000%	3/15/23	2,770	2,791
	Laredo Petroleum Inc.	5.625%	1/15/22	745	765

	Technology (8.8%)
1	Activision Blizzard Inc.	6.125%	9/15/23	470	518
1	Audatex North America Inc.	6.000%	6/15/21	1,420	1,516
1	Audatex North America Inc.	6.125%	11/1/23	430	460
[4,5]	Avago Technologies Limited
	Bank Loan	3.750%	5/6/21	3,760	3,772
	Brocade Communications Systems Inc.	6.875%	1/15/20	356	378
	Brocade Communications Systems Inc.	4.625%	1/15/23	755	731

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	CDW LLC / CDW Finance Corp.	8.000%	12/15/18	1,150	1,225
	CDW LLC / CDW Finance Corp.	8.500%	4/1/19	216	234
	Equinix Inc.	4.875%	4/1/20	280	288
	Equinix Inc.	7.000%	7/15/21	1,725	1,908
	Equinix Inc.	5.375%	4/1/23	1,215	1,245
1	First Data Corp.	7.375%	6/15/19	2,525	2,708
1	First Data Corp.	8.875%	8/15/20	621	688
1	First Data Corp.	6.750%	11/1/20	1,184	1,285
1	First Data Corp.	8.250%	1/15/21	2,460	2,694
	First Data Corp.	11.250%	1/15/21	275	321
	First Data Corp.	12.625%	1/15/21	1,175	1,448
	First Data Corp.	11.750%	8/15/21	503	595
[4,5]	First Data Corp. Bank Loan	4.154%	9/24/14	1,448	1,450
	Flextronics International Ltd.	4.625%	2/15/20	800	827
	Flextronics International Ltd.	5.000%	2/15/23	1,035	1,071
1	Freescale Semiconductor Inc.	5.000%	5/15/21	1,645	1,678
1	Freescale Semiconductor Inc.	6.000%	1/15/22	700	747
[4,5]	Freescale Semiconductor Inc.
	Bank Loan	4.250%	3/1/20	2,856	2,856
[4,5]	Infor US Inc. Bank Loan	3.750%	4/5/18	532	529
	Infor US Inc.	11.500%	7/15/18	1,292	1,473
	Infor US Inc.	9.375%	4/1/19	1,175	1,310
	Iron Mountain Inc.	7.750%	10/1/19	945	1,032
	Iron Mountain Inc.	8.375%	8/15/21	1,231	1,290
	Iron Mountain Inc.	5.750%	8/15/24	825	848
	NCR Corp.	4.625%	2/15/21	2,085	2,106
	NCR Corp.	5.000%	7/15/22	480	486
1	NXP BV / NXP Funding LLC	3.750%	6/1/18	1,190	1,193
1	NXP BV / NXP Funding LLC	5.750%	3/15/23	255	268
1	Sensata Technologies BV	6.500%	5/15/19	2,089	2,227
	SunGard Data Systems Inc.	7.375%	11/15/18	763	805
	SunGard Data Systems Inc.	6.625%	11/1/19	2,225	2,347
	SunGard Data Systems Inc.	7.625%	11/15/20	2,975	3,250

	Transportation (1.6%)
1	AerCap Ireland Capital Ltd. /
	AerCap Global Aviation Trust	3.750%	5/15/19	1,480	1,491
1	AerCap Ireland Capital Ltd. /
	AerCap Global Aviation Trust	4.500%	5/15/21	1,810	1,846
2	Continental Airlines 2007-1
	Class B Pass Through Trust	6.903%	4/19/22	539	585
	Hertz Corp.	4.250%	4/1/18	270	277
	Hertz Corp.	6.750%	4/15/19	2,000	2,120
	Hertz Corp.	5.875%	10/15/20	205	215
	Hertz Corp.	7.375%	1/15/21	2,230	2,428
	Hertz Corp.	6.250%	10/15/22	135	144
					408,124
Utilities (6.4%)
	Electric (2.9%)
	AES Corp.	8.000%	10/15/17	153	179
	AES Corp.	8.000%	6/1/20	815	985
	AES Corp.	4.875%	5/15/23	600	594
	AES Corp.	5.500%	3/15/24	2,345	2,401
1	Calpine Corp.	7.500%	2/15/21	1,646	1,788
1	Calpine Corp.	6.000%	1/15/22	500	539
1	Calpine Corp.	7.875%	1/15/23	400	447
1	Calpine Corp.	5.875%	1/15/24	285	300
	DPL Inc.	6.500%	10/15/16	1,700	1,840
	DPL Inc.	7.250%	10/15/21	3,140	3,454
	Dynegy Inc.	5.875%	6/1/23	910	917
1	EDP Finance BV	5.250%	1/14/21	1,580	1,674
1	IPALCO Enterprises Inc.	7.250%	4/1/16	340	370
	IPALCO Enterprises Inc.	5.000%	5/1/18	610	651

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Natural Gas (3.5%)
	AmeriGas Finance LLC /
	AmeriGas Finance Corp.	6.750%	5/20/20	1,190	1,291
	AmeriGas Finance LLC /
	AmeriGas Finance Corp.	7.000%	5/20/22	1,375	1,523
	El Paso LLC	7.000%	6/15/17	1,475	1,668
	El Paso LLC	7.250%	6/1/18	1,755	1,996
	El Paso LLC	6.500%	9/15/20	1,230	1,356
	El Paso LLC	7.750%	1/15/32	740	811
	Energy Transfer Equity LP	7.500%	10/15/20	2,460	2,844
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	2,343	2,446
1	Kinder Morgan Finance Co. LLC	6.000%	1/15/18	1,906	2,097
1	Kinder Morgan Inc.	5.000%	2/15/21	1,015	1,048
1	Kinder Morgan Inc.	5.625%	11/15/23	1,500	1,545
	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.	6.500%	8/15/21	331	359
	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.	6.250%	6/15/22	685	751
					35,874
Total Corporate Bonds (Cost $499,719)					528,217

				Shares
Preferred Stocks (1.9%)
	Citigroup Capital XIII Pfd.	7.875%		152,350	4,217
	GMAC Capital Trust I Pfd.	8.125%		136,650	3,732
	Hartford Financial Services
	Group Inc. Pfd.	7.875%		92,000	2,793
Total Preferred Stocks (Cost $9,799)					10,742
Other (0.0%)
*	MediaNews Group Inc. Warrants Exp. 03/19/2017
	(Cost $778)			2,084	38
Temporary Cash Investments (4.2%)

				Face
				Amount
				($000)
Repurchase Agreement (3.1%)
	Bank of America Securities, LLC
	(Dated 6/30/14, Repurchase
	Value $17,400,000, collateralized
	by Government National Mortgage
	Assn. 4.000%, 4/20/44, with a
	value of $17,748,001)	0.100%	7/1/14	17,400	17,400

U.S. Government and Agency Obligations (1.1%)
	United States Treasury Bill	0.022%	9/25/14	3,150	3,150
	United States Treasury Bill	0.046%	12/26/14	3,150	3,149
					6,299
Total Temporary Cash Investments (Cost $23,699)					23,699
Total Investments (100.2%) (Cost $536,383)					565,120
Other Assets and Liabilities (–0.2%)
Other Assets					17,901
Liabilities					(18,936)
					(1,035)
Net Assets (100%)
Applicable to 69,002,153 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					564,085
Net Asset Value Per Share					$8.17

Vanguard High Yield Bond Portfolio

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	527,750
Undistributed Net Investment Income	12,503
Accumulated Net Realized Losses	(4,845)
Unrealized Appreciation (Depreciation)
Investment Securities	28,737
Forward Currency Contracts	(53)
Foreign Currencies	(7)
Net Assets	564,085

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Security purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of June 30, 2014.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the aggregate value of these securities was $159,701,000, representing 28.3% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Face amount denominated in euro.
4 Adjustable-rate security.
5 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective.
At June 30, 2014, the aggregate value of these securities was $28,911,000, representing 5.1% of net assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Dividends	381
Interest	14,350
Total Income	14,731
Expenses
Investment Advisory Fees—Note B	162
The Vanguard Group—Note C
Management and Administrative	554
Marketing and Distribution	44
Custodian Fees	9
Shareholders’ Reports	8
Total Expenses	777
Net Investment Income	13,954
Realized Net Gain (Loss)
Investment Securities Sold	3,860
Foreign Currencies and
Forward Currency Contracts	78
Realized Net Gain (Loss)	3,938
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	7,589
Foreign Currencies and
Forward Currency Contracts	(53)
Change in Unrealized Appreciation
(Depreciation)	7,536
Net Increase (Decrease) in Net Assets
Resulting from Operations	25,428

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,954	28,966
Realized Net Gain (Loss)	3,938	6,776
Change in Unrealized Appreciation (Depreciation)	7,536	(14,176)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,428	21,566
Distributions
Net Investment Income	(29,274)	(29,502)
Realized Capital Gain	—	—
Total Distributions	(29,274)	(29,502)
Capital Share Transactions
Issued	62,704	103,315
Issued in Lieu of Cash Distributions	29,274	29,502
Redeemed	(32,797)	(162,124)
Net Increase (Decrease) from Capital Share Transactions	59,181	(29,307)
Total Increase (Decrease)	55,335	(37,243)
Net Assets
Beginning of Period	508,750	545,993
End of Period[1]	564,085	508,750

1 Net Assets—End of Period includes undistributed net investment income of $12,503,000 and $27,815,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$8.24	$8.33	$7.72	$7.78	$7.46	$5.91
Investment Operations
Net Investment Income	.185	.458	.420	.516	.568	.543[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.200	(.108)	.641	.004	.290	1.567
Total from Investment Operations	.385	.350	1.061	.520	.858	2.110
Distributions
Dividends from Net Investment Income	(.455)	(.440)	(.451)	(.580)	(.538)	(.560)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.455)	(.440)	(.451)	(.580)	(.538)	(.560)
Net Asset Value, End of Period	$8.17	$8.24	$8.33	$7.72	$7.78	$7.46

Total Return	4.79%	4.35%	14.30%	6.93%	12.10%	38.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$564	$509	$546	$397	$355	$316
Ratio of Total Expenses to
Average Net Assets	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	5.21%	5.51%	6.10%	6.85%	7.54%	8.19%
Portfolio Turnover Rate	26%	37%	29%	37%	38%	40%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

Vanguard High Yield Bond Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended June 30, 2014, the portfolio’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are

Vanguard High Yield Bond Portfolio

charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2014, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the portfolio had contributed capital of $58,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,424	—
Corporate Bonds	—	528,217	—
Preferred Stocks	—	10,742	—
Other	—	—	38
Temporary Cash Investments	—	23,699	—
Forward Currency Contract—Liabilities	—	(53)	—
Total	—	565,029	38

At June 30, 2014, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
CSAG	7/31/14	USD	8,532	EUR	6,270	(53)
CSAG—Credit Suisse Securities.
EUR—Euro.

Vanguard High Yield Bond Portfolio

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2013, the portfolio had available capital losses totaling $8,770,000 to offset future net capital gains. Of this amount $8,568,000 is subject to expiration on December 31, 2017. Capital losses of $202,000 realized beginning in fiscal 2011 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2014; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2014, the cost of investment securities for tax purposes was $536,383,000. Net unrealized appreciation of investment securities for tax purposes was $28,737,000, consisting of unrealized gains of $29,806,000 on securities that had risen in value since their purchase and $1,069,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2014, the portfolio purchased $92,289,000 of investment securities and sold $62,666,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	Shares	Shares
	(000)	(000)
Issued	7,617	12,529
Issued in Lieu of Cash Distributions	3,659	3,679
Redeemed	(4,008)	(20,020)
Net Increase (Decrease) in Shares Outstanding	7,268	(3,812)

At June 30, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 64% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	12/31/2013	6/30/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,047.90	$1.47
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.36	1.45

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid”
are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard High Yield Bond Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund High Yield Bond Portfolio has renewed the portfolio’s investment advisory arrangement with Wellington Management Company, llp (Wellington Management). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The portfolio manager is backed by a well-tenured team of fixed income research analysts who conduct detailed fundamental analysis. The firm has provided high-quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term. Wellington Management has advised the portfolio since its inception in 1996.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® International Portfolio

International stocks again lagged the broad U.S. market, amid heightened conflict in Ukraine and Iraq. For the six months ended June 30, 2014, the MSCI All Country World Index ex USA returned 5.56% and the Russell 3000 Index returned almost 7%. Vanguard International Portfolio returned 2.23%, trailing its comparative standards.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Weakness in developed markets tempered emerging markets’ strength
After a nearly flat first quarter, emerging- market stocks were resurgent in the second. A “soft landing” for China’s economy seemed more likely, and a pro-business prime minister was elected in India. The advisors’ holdings returned about 2 percentage points more than the emerging markets component of the benchmark index. But success in this relatively small slice of the portfolio could not make up for disappointments in developed markets.

The portfolio’s European stocks did advance modestly, but less than those in the benchmark—especially in some of the largest markets such as the United Kingdom, France, and Germany. And although Japan’s market eked out a slight gain, the advisors’ picks lost ground.

All ten industry sectors in the index advanced, but some in the portfolio declined. The financial sector, by far the largest, was a notable bright spot.

For more on the portfolio’s strategy and positioning, please see the Advisors’ Report that follows.

The power of compounding can put time on your side
Although it’s important to know how your investments are doing, short-term performance isn’t what matters most. This is especially true of this portfolio, which marked its twentieth anniversary in June and has a strong long-term record. Don’t let a focus on recent results distract you from the long-term commitment you need to help achieve your goals.

To be sure, there are many aspects of investing success that you can’t control, overall market performance being the obvious example. But you can control how long you invest, and that allows you to harness the power of compounding—the snowball effect that occurs when your earnings generate even more earnings.

A simple example illustrates the benefits of the compounding that can potentially result from investing and then reinvesting your money over the long haul, putting time on your side. Suppose that you were able to put away $10,000 and earn 6% a year. (This is hypothetical; actual returns would likely be different and much less predictable.)

If you keep reinvesting the earnings (again, assuming a hypothetical return of 6% each year), after ten years your investment will have grown to almost $18,000. But if you are able to invest that $10,000 for 30 years, your investment will grow to more than $57,000.

Compounding can make a real difference in your account balance over time—particularly when combined with Vanguard’s low expense ratios—which allow you to keep more of the return on your investment.

Total Returns
Six Months Ended
June 30, 2014
Vanguard International Portfolio	2.23%
MSCI All Country World Index ex USA	5.56
Variable Insurance International Funds Average[1]	4.07

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		International
	Portfolio	Funds Average
International Portfolio	0.47%	1.04%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the International Portfolio’s annualized expense ratio was 0.46%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard International Portfolio

Advisors’ Report

For the six months ended June 30, 2014, the International Portfolio returned 2.23%, behind the 5.56% return of its benchmark index and the 4.07% average return of peer funds. The portfolio is managed by three independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the six months and the effect of this environment on the portfolio’s positioning. These reports were prepared on July 11, 2014.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

James K. Anderson,
Head of Global Equities

Kave Sigaroudinia,
Head of EAFE Alpha Research

We remain as enthusiastic as ever about our holdings and the strategic positioning of our portion of the portfolio, which is driven by some enduring and powerful global trends. We believe we are in an unusual period in which many large sectors are changing rapidly and some special businesses are being created.

Although market sentiment continues to swing around markedly, we disagree with those who are predicting dramatic economic developments. The tapering of the Federal Reserve’s bond-buying program is a signal that the U.S. economy is broadening. Europe is demonstrating continuing signs of recovery, and we are increasingly enthusiastic about China’s leadership, which is pursuing a more balanced, sustainable growth path driven by home-grown innovation.

We try to ignore short-term headlines; the long-term opportunities for our companies are more important. This was epitomized by events surrounding Fiat, one of our strongest performers over the past six months. The completion of its Chrysler purchase and the beginnings of Maserati’s renaissance were well-received, but CEO Marchionne’s subsequent long-term growth plan was met with skepticism by the market. However, we think management deserves huge credit for its achievements. The company can accomplish much more through a revival of Alfa Romeo, a radical removal of unprofitable capacity, and further steps forward in America. If it does, the share price upside is potentially very substantial.

We do not often talk about things we don’t own. However, in the most recent period, several areas to which we had little or no exposure performed well, notably the energy and utilities sectors. Quite simply, our lack of holdings reflects a dearth of enthusiasm for the long-term growth prospects of individual companies in these industries.

Vanguard International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	55	1,286	Uses a bottom-up, stock-driven approach to select
			stocks that it believes have above-average growth
			rates and trade at reasonable prices.
Schroder Investment	25	585	Uses fundamental research to identify high-quality
Management			companies in developed and emerging markets that
North America Inc.			it believes have above-average growth potential.
M&G Investment	16	372	Uses a long-term, bottom-up investment approach
Management Limited			that focuses on identifying the stocks of under-
			appreciated, quality companies that it believes will
			deliver high returns and have the potential for growth.
Cash Investments	4	83	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard International Portfolio

Over the last six months, we have continued to invest in companies in which change is driving growth and whose potential returns we believe can make a significant difference to the portfolio. We have invested in diverse businesses that have benefited from the increasing reach of the internet, such as Ocado, a pure online food retailer in the United Kingdom, and M3, a Japanese provider of online marketing support for pharmaceutical companies.

We have also purchased new holdings in Volvo and in Yaskawa Electric, which makes equipment for factory automation. These positions were funded by the sale of two long-term technology holdings, Samsung Electronics and Kyocera, which we consider to be mature.

Schroder Investment Management
North America Inc.

Portfolio Manager:

Simon Webber, CFA

International equity markets rose fairly steadily in the first half of 2014. An unusual sector combination of energy, health care, and utilities led the way, and Japan was the only major country to experience weakness.

Some of our poorest performers were in Europe, mainly in the consumer and financial sectors. In financials, as market volatility fell to historically low levels, BNP Paribas and Credit Suisse suffered from slow fixed income and currency trading businesses and rising litigation costs. With these issues now behind them and a likely increase in volatility, we are confident an operational recovery will drive the shares, and we have been adding to our positions. In the consumer discretionary sector, adidas shares fell as weak emerging-market currencies led to near-term earnings downgrades.

On the positive side, Shire plc, with its strong franchise in attention deficit disorder drugs, delivered excellent returns. Operationally, it is performing well, with successful new drug launches and tight control of costs. The shares also benefited from a takeover approach from U.S. pharma company AbbVie.

Our industrial holdings gained as well. Singapore-based conglomerate Jardine Matheson rebounded after a weak 2013. The market reassessed the value of its strong Indonesia franchise, which includes auto dealerships and construction equipment.

Shares in Schneider Electric, a provider of electrical system equipment, reacted favorably to a management focus on organic growth. This followed the acquisition of Invensys to strengthen the firm’s automation offering. Structural growth in the corporate sector’s energy efficiency investments and a cyclical upturn in developed-world construction helped, too.

Our view is that global growth is steadily improving, led by the U.S. economy but encompassing Europe and some emerging economies such as India. Japan has fallen out of favor with investors, but as the Abe government continues its structural reforms we have added to our holdings with stocks including Bridgestone and Hitachi.

Although we are cautious on emerging markets overall, we have been building positions in India, where the economy and governance are strengthening under the newly elected Modi administration. We have added to mobile telecom operator Idea Cellular and media company Zee Entertainment, making India our largest emerging-country exposure.

M&G Investment
Management Limited

Portfolio Manager:

Greg Aldridge

International equities finished the first half of 2014 in positive territory, but the picture was far from rosy. In January, emerging-market currency turmoil and renewed concerns about the Chinese economy drove a mood of risk aversion that led to sell-offs.

Investors then managed to shrug off their concerns, only to encounter escalated tensions between Russia and Ukraine, which drove stock markets lower. A level of calm finally returned, but political uncertainties in the region continued to affect sentiment, as did a focus on growth prospects in China and U.S. economic policy.

Markets then gradually rose, buoyed by accommodative major central bank policy and improving sentiment in emerging markets. India in particular gained strongly after well-received national election results. Near the end of the half year, however, a wave of violence in Iraq made investors cautious amid heightened concerns about potential oil output disruption. Similar fears of European energy disruption arose as a result of the conflict in Ukraine.

Not surprisingly, the energy sector stood out, and our selections boosted our returns. Norway’s Statoil and French company Total, both oil and gas producers, enjoyed solid performance, as did South Africa’s Sasol, the world leader in producing liquid fuels from coal and gas.

Other contributors included Sysmex, a Japanese clinical diagnostic devices producer, and Swiss cement producer Holcim. Sysmex’s sales and profits continued to grow along with the globalization of its business. Holcim’s share price benefited from a merger with French rival Lafarge.

Vanguard International Portfolio

The best-performing sector was utilities. Our lack of exposure weighed on returns, as did stock selection, particularly in information technology and industrials. A notable laggard was French firm Vallourec, which makes high-quality steel pipes and connectors for oil wells. One of its largest customers, Brazilian oil company Petrobras, reduced its demand under political and financial pressure to cut costs and shrink inventory. Vallourec reported a drop in anticipated profits as a result, and investors reacted badly.

Wincor Nixdorf, a German banking and retail IT provider, and European aerospace giant Airbus also detracted. The greatest drag on returns came from adidas, a German-listed sportswear manufacturer, in part because of investor anxiety over its Russian exposure in light of the tensions with Ukraine.

As active stockpickers, we continue to search for companies with compelling scarce assets, structural growth drivers, and the potential for sustainably high returns as they become available at attractive valuations.

We purchased shares in MediaTek, an asset-light Taiwanese computer chip design company with a focus on products for mobile phone handsets. We think it is well-positioned for growth in the near term as smartphone penetration grows in China and emerging markets, and in the longer term as it becomes a more potent challenger to global leaders. We also opened a position in Kasikornbank, one of Thailand’s two higher-quality banks, which is customer-focused and has a conservative culture that we like.

We sold other holdings when we felt that more attractively valued companies with better growth prospects were available. These included Esprit, a Hong Kong-based clothing retailer, and Maersk, a Danish diversified shipping company. AZ Electronic Materials, a maker of chemicals used to produce semiconductors, also left the portfolio when Merck KGaA purchased it at a significant premium.

Vanguard International Portfolio

Portfolio Profile
As of June 30, 2014

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	181	1,818
Turnover Rate[2]	18%	—
Expense Ratio[3]	0.47%	—
Short-Term Reserves	2.0%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.96
Beta	1.07

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	18.0%	10.7%
Consumer Staples	5.8	9.9
Energy	3.9	9.6
Financials	24.4	26.6
Health Care	7.2	8.2
Industrials	14.0	11.0
Information Technology	15.7	6.8
Materials	6.8	8.4
Telecommunication Services	4.0	5.2
Utilities	0.2	3.6

Ten Largest Holdings[4] (% of total net assets)

Baidu Inc.	Internet Software
	& Services	3.4%
Tencent Holdings Ltd.	Internet Software
	& Services	3.0
SoftBank Corp.	Wireless
	Telecommunication
	Services	2.4
AIA Group Ltd.	Life &
	Health Insurance	2.2
Inditex SA	Apparel Retail	1.8
SMC Corp.	Industrial Machinery	1.6
Banco Popular
Espanol SA	Diversified Banks	1.6
Amazon.com Inc.	Internet Retail	1.6
Atlas Copco AB	Industrial Machinery	1.6
UniCredit SPA	Diversified Banks	1.6
Top Ten		20.8%

Allocation by Region

Market Diversification (% of equity exposure)
		Comparative
	Portfolio[5]	Index[1]
Europe
United Kingdom	15.9%	15.3%
France	7.1	7.2
Switzerland	6.9	6.4
Sweden	6.6	2.2
Germany	5.9	6.6
Spain	5.4	2.6
Italy	3.0	1.9
Denmark	2.0	1.1
Norway	1.5	0.6
Other European Markets	1.2	4.1
Subtotal	55.5%	48.0%
Pacific
Japan	12.4%	14.4%
Hong Kong	4.0	2.0
South Korea	2.4	3.3
Australia	1.9	5.5
Other Pacific Markets	0.5	1.1
Subtotal	21.2%	26.3%
Emerging Markets
China	9.0%	3.9%
Brazil	2.5	2.3
India	1.7	1.5
Taiwan	1.1	2.6
Other Emerging Markets	4.4	7.4
Subtotal	18.7%	17.7%
North America
United States	2.1%	0.0%
Canada	1.7	7.6
Subtotal	3.8%	7.6%
Middle East	0.8%	0.4%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI All Country World Index ex USA.
2 Annualized.
3 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the International Portfolio’s annualized expense ratio was 0.46%.
4 The holdings listed exclude any temporary cash investments and equity index products.
5 Market percentages exclude currency contracts held by the portfolio.

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2003–June 30, 2014

Average Annual Total Returns: Periods Ended June 30, 2014

	Inception Date	One Year	Five Years	Ten Years
International Portfolio	6/3/1994	25.15%	13.61%	9.00%

1 Six months ended June 30, 2014.
2 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard International Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.8%)[1]
Australia (1.5%)
	Fortescue Metals
	Group Ltd.	3,754,779	15,508
	James Hardie
	Industries plc	762,900	9,953
	Cochlear Ltd.	80,563	4,690
	Brambles Ltd.	422,336	3,659
			33,810
Brazil (2.4%)
	BM&FBovespa SA	2,492,100	13,072
	Itau Unibanco Holding
	SA ADR	875,827	12,594
	Vale SA Class B ADR	619,600	7,373
	Vale SA Preference Shares	528,000	6,297
	Petroleo Brasileiro SA
	Preference Shares	759,000	5,940
	Raia Drogasil SA	570,286	4,708
	Banco do Brasil SA	366,000	4,116
	Cia Brasileira
	de Distribuicao ADR	55,292	2,562
			56,662
Canada (1.7%)
	Toronto-Dominion Bank	385,026	19,821
	Suncor Energy Inc.	220,721	9,412
^	Bank of Nova Scotia	120,000	8,000
	Sherritt International Corp.	365,131	1,478
*	Dominion Diamond Corp.	60,600	876
			39,587
Chile (0.3%)
	Sociedad Quimica y Minera
	de Chile SA ADR	235,400	6,900

China (8.9%)
*	Baidu Inc. ADR	420,400	78,535
*	Tencent Holdings Ltd.	4,661,000	70,908
	CNOOC Ltd.	7,585,500	13,636
	New Oriental
	Education & Technology
	Group Inc. ADR	395,100	10,498
*	Youku Tudou Inc. ADR	226,911	5,414
^	Mindray Medical
	International Ltd. ADR	168,000	5,292
	Beijing Enterprises
	Holdings Ltd.	533,500	5,050
*	China Construction
	Bank Corp.	6,415,000	4,851
	Shandong Weigao
	Group Medical
	Polymer Co. Ltd.	4,872,000	4,768
	Yingde Gases
	Group Co. Ltd.	2,712,500	2,941
	Belle International
	Holdings Ltd.	2,629,000	2,918

			Market
			Value•
		Shares	($000)
	China Pacific Insurance
	Group Co. Ltd.	400,400	1,413
^,*	Chaoda Modern
	Agriculture Holdings Ltd.	1,971,135	187
			206,411
Denmark (2.0%)
	Novo Nordisk A/S Class B	478,219	22,071
	Novozymes A/S	353,250	17,718
	Chr Hansen Holding A/S	163,100	6,869
			46,658
Finland (0.5%)
^	Nokia Oyj	1,553,251	11,753

France (6.6%)
	L’Oreal SA	161,120	27,742
	Kering	118,915	26,087
	Schneider Electric SE	213,549	20,136
	Essilor International SA	103,286	10,946
	BNP Paribas SA	159,276	10,824
	Sanofi	94,462	10,040
	Total SA	123,000	8,899
	Publicis Groupe SA	103,000	8,730
	Societe Generale SA	142,460	7,471
	Airbus Group NV	110,000	7,375
	Vallourec SA	137,538	6,165
	Safran SA	69,867	4,574
	Arkema SA	41,417	4,024
			153,013
Germany (5.4%)
	SAP AG	244,114	18,810
	HeidelbergCement AG	206,748	17,617
	Porsche Automobil
	Holding SE
	Preference Shares	153,835	15,995
^	adidas AG	134,593	13,609
	Volkswagen AG	52,448	13,527
	Fresenius Medical Care
	AG & Co. KGaA	122,000	8,208
	Bayerische Motoren
	Werke AG	56,330	7,133
	MTU Aero Engines AG	75,000	6,888
	Continental AG	28,144	6,507
	Wincor Nixdorf AG	103,500	5,894
	GEA Group AG	115,176	5,445
*	Aixtron SE	274,000	3,977
^,*	SMA Solar Technology AG	79,219	2,972
			126,582
Hong Kong (4.0%)
	AIA Group Ltd.	10,116,200	50,830
	Jardine Matheson
	Holdings Ltd.	223,389	13,257
	Hong Kong Exchanges
	and Clearing Ltd.	553,160	10,312
	Techtronic Industries Co.	2,063,652	6,615

		Market
		Value•
	Shares	($000)
Samsonite
International SA	2,000,000	6,593
Hang Lung Properties Ltd.	1,540,000	4,749
		92,356
India (1.7%)
Idea Cellular Ltd.	4,511,998	9,940
* Housing Development
Finance Corp.	467,200	7,714
Tata Motors Ltd.	1,012,908	7,290
HDFC Bank Ltd.	407,836	5,576
Zee Entertainment
Enterprises Ltd.	1,102,965	5,383
Axis Bank Ltd.	83,312	2,659
		38,562
Indonesia (0.2%)
Bank Mandiri Persero
Tbk PT	4,643,000	3,803

Ireland (0.4%)
Kerry Group plc Class A	81,658	6,137
Kerry Group plc Class A
(London Shares)	36,842	2,751
		8,888
Israel (0.7%)
* Check Point Software
Technologies Ltd.	260,319	17,449

Italy (2.8%)
UniCredit SPA	4,372,714	36,562
* Fiat SPA	2,946,364	29,050
		65,612
Japan (11.3%)
SoftBank Corp.	736,100	54,856
SMC Corp.	142,200	38,104
Rakuten Inc.	2,164,800	27,989
Astellas Pharma Inc.	1,352,500	17,786
Sumitomo Mitsui
Financial Group Inc.	361,700	15,176
Bridgestone Corp.	417,400	14,619
Suzuki Motor Corp.	372,200	11,677
Toyota Motor Corp.	158,000	9,460
Hitachi Ltd.	1,237,000	9,066
Nissan Motor Co. Ltd.	849,100	8,041
FANUC Corp.	38,800	6,700
Yaskawa Electric Corp.	546,000	6,619
Sekisui Chemical Co. Ltd.	569,000	6,597
M3 Inc.	397,900	6,335
MISUMI Group Inc.	214,000	5,888
SBI Holdings Inc.	477,700	5,854
Sysmex Corp.	150,000	5,640
^ Canon Inc.	158,000	5,164
East Japan Railway Co.	61,100	4,814
^ Gree Inc.	295,400	2,590
		262,975
Mexico (0.4%)
Grupo Financiero Banorte
SAB de CV	1,407,678	10,068

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
Netherlands (0.1%)
TNT Express NV	160,472	1,452

Norway (1.5%)
Statoil ASA	574,527	17,660
Schibsted ASA	190,806	9,925
DNB ASA	415,809	7,598
		35,183
Peru (0.8%)
Credicorp Ltd.	121,189	18,841

Portugal (0.2%)
Jeronimo Martins
SGPS SA	343,323	5,645

Russia (0.7%)
Magnit OJSC GDR	128,763	7,589
* Mail.ru Group Ltd. GDR	139,000	4,891
Sberbank of Russia ADR	337,020	3,405
		15,885
Singapore (0.5%)
DBS Group Holdings Ltd.	446,953	6,011
Singapore Exchange Ltd.	849,000	4,736
		10,747
South Africa (0.4%)
Sasol Ltd.	80,000	4,752
MTN Group Ltd.	225,000	4,740
		9,492
South Korea (2.4%)
NAVER Corp.	29,269	24,117
^ Celltrion Inc.	199,240	9,160
Samsung Electronics
Co. Ltd.	6,100	7,966
Hankook Tire Co. Ltd.	103,000	6,145
Hyundai Motor Co.	19,839	4,498
Shinhan Financial
Group Co. Ltd.	64,972	2,997
		54,883
Spain (5.1%)
Inditex SA	269,869	41,534
* Banco Popular
Espanol SA	5,646,672	37,722
* Banco Santander SA	2,817,039	29,436
Distribuidora Internacional
de Alimentacion SA	1,176,689	10,830
		119,522
Sweden (6.4%)
Atlas Copco AB Class A	1,268,365	36,619
Svenska Handelsbanken
AB Class A	618,777	30,258
Investment AB Kinnevik	702,248	29,922
Alfa Laval AB	537,369	13,837
Sandvik AB	803,595	10,975
Volvo AB Class B	728,035	10,023
Telefonaktiebolaget LM
Ericsson Class B	657,000	7,937
^ Elekta AB Class B	443,669	5,635
Svenska Cellulosa AB
SCA Class B	179,584	4,677
		149,883
Switzerland (6.8%)
Syngenta AG	81,348	30,054
Roche Holding AG	93,777	27,942
* Cie Financiere
Richemont SA	190,704	19,984
Geberit AG	36,239	12,712
Credit Suisse Group AG	441,477	12,555
Novartis AG	117,000	10,595
ABB Ltd.	417,882	9,616

			Market
			Value•
		Shares	($000)
	Nestle SA	113,000	8,756
	Zurich Insurance Group AG	28,900	8,704
	Holcim Ltd.	86,000	7,554
	Swatch Group AG (Bearer)	10,465	6,310
	Adecco SA	45,338	3,731
			158,513
Taiwan (1.1%)
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	4,914,204	20,795
	MediaTek Inc.	230,000	3,890
			24,685
Thailand (0.6%)
^	Kasikornbank PCL	1,683,800	10,583
	Kasikornbank PCL (Foreign)	680,000	4,295
			14,878
Turkey (0.9%)
	Turkiye Garanti
	Bankasi AS	3,656,363	14,319
	BIM Birlesik Magazalar AS	261,780	6,006
			20,325
United Kingdom (14.4%)
	Rolls-Royce Holdings plc	1,767,953	32,302
	Prudential plc	1,286,442	29,475
	Standard Chartered plc	1,416,357	28,951
	ARM Holdings plc	1,807,000	27,172
*	Aggreko plc	729,423	20,594
	Diageo plc	573,289	18,259
	HSBC Holdings plc	1,581,288	16,043
	Meggitt plc	1,543,808	13,367
	BHP Billiton plc	383,221	12,458
	Vodafone Group plc	3,581,997	11,972
	Royal Dutch Shell plc
	Class A	272,971	11,271
	Unilever plc	224,000	10,154
	BG Group plc	460,718	9,722
	Inchcape plc	882,000	9,568
	Ultra Electronics
	Holdings plc	250,000	7,975
	British American
	Tobacco plc	128,655	7,655
	G4S plc	1,753,200	7,654
	Carnival plc	193,000	7,280
	WPP plc	325,548	7,094
*	Ocado Group plc	1,057,636	6,717
	Barclays plc	1,726,919	6,291
	Burberry Group plc	246,641	6,260
	BT Group plc	920,450	6,048
	Spectris plc	158,000	6,004
	Shire plc	58,196	4,565
*	ASOS plc	83,412	4,224
	AstraZeneca plc	54,262	4,037
	Centrica plc	206,387	1,103
			334,215
United States (2.1%)
*	Amazon.com Inc.	112,894	36,665
	MercadoLibre Inc.	130,900	12,488
			49,153
Total Common Stocks
(Cost $1,681,375)			2,204,391
Preferred Stocks (0.0%)
	Zee Entertainment
	Enterprises Ltd. Pfd.
	(Cost $240)	18,073,692	229
Temporary Cash Investments (7.3%)[1]
Money Market Fund (7.1%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.111%	165,834,888	165,835

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.2%)
[4,5] Federal Home Loan Bank
Discount Notes, 0.068%,
7/2/14	1,000	1,000
[4,5] Federal Home Loan Bank
Discount Notes, 0.060%,
7/7/14	800	800
[4,5] Federal Home Loan Bank
Discount Notes, 0.081%,
9/19/14	3,000	2,999
		4,799
Total Temporary Cash Investments
(Cost $170,634)		170,634
Total Investments (102.1%)
(Cost $1,852,249)		2,375,254
Other Assets and Liabilities (–2.1%)
Other Assets		9,012
Liabilities[3]		(58,125)
		(49,113)
Net Assets (100%)
Applicable to 103,608,029 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,326,141
Net Asset Value Per Share		$22.45

Vanguard International Portfolio

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,773,285
Undistributed Net Investment Income	31,273
Accumulated Net Realized Losses	(2,225)
Unrealized Appreciation (Depreciation)
Investment Securities	523,005
Futures Contracts	44
Forward Currency Contracts	700
Foreign Currencies	59
Net Assets	2,326,141

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $39,116,000.
* Non income producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.4% and 3.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $41,055,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $4,199,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Dividends[1]	37,968
Interest [2]	71
Securities Lending	1,661
Total Income	39,700
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,670
Performance Adjustment	333
The Vanguard Group—Note C
Management and Administrative	2,723
Marketing and Distribution	207
Custodian Fees	177
Shareholders’ Reports	24
Trustees’ Fees and Expenses	1
Total Expenses	5,135
Net Investment Income	34,565
Realized Net Gain (Loss)
Investment Securities Sold	64,966
Futures Contracts	4,858
Foreign Currencies and
Forward Currency Contracts	1,708
Realized Net Gain (Loss)	71,532
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(52,350)
Futures Contracts	(3,315)
Foreign Currencies and
Forward Currency Contracts	669
Change in Unrealized Appreciation
(Depreciation)	(54,996)
Net Increase (Decrease) in Net Assets
Resulting from Operations	51,101

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,565	32,405
Realized Net Gain (Loss)	71,532	60,221
Change in Unrealized Appreciation (Depreciation)	(54,996)	333,437
Net Increase (Decrease) in Net Assets Resulting from Operations	51,101	426,063
Distributions
Net Investment Income	(32,280)	(28,411)
Realized Capital Gain	—	—
Total Distributions	(32,280)	(28,411)
Capital Share Transactions
Issued	101,098	330,051
Issued in Lieu of Cash Distributions	32,280	28,411
Redeemed	(110,375)	(225,677)
Net Increase (Decrease) from Capital Share Transactions	23,003	132,785
Total Increase (Decrease)	41,824	530,437
Net Assets
Beginning of Period	2,284,317	1,753,880
End of Period[3]	2,326,141	2,284,317

1 Dividends are net of foreign withholding taxes of $3,427,000.
2 Interest income from an affiliated company of the portfolio was $67,000.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $31,273,000 and $28,854,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$22.28	$18.35	$15.58	$18.29	$16.05	$11.81
Investment Operations
Net Investment Income	.335	.301	.324	.352	.262	.270
Net Realized and Unrealized Gain (Loss)
on Investments	.150	3.909	2.792	(2.782)	2.239	4.490
Total from Investment Operations	.485	4.210	3.116	(2.430)	2.501	4.760
Distributions
Dividends from Net Investment Income	(.315)	(.280)	(.346)	(.280)	(.261)	(.520)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.315)	(.280)	(.346)	(.280)	(.261)	(.520)
Net Asset Value, End of Period	$22.45	$22.28	$18.35	$15.58	$18.29	$16.05

Total Return	2.23%	23.26%	20.14%	–13.54%	15.79%	42.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,326	$2,284	$1,754	$1,507	$1,789	$1,627
Ratio of Total Expenses to
Average Net Assets[1]	0.46%	0.47%	0.49%	0.51%	0.51%	0.52%
Ratio of Net Investment Income to
Average Net Assets	2.81%	1.63%	1.89%	1.97%	1.59%	1.99%
Portfolio Turnover Rate	18%	22%	29%	33%	40%	41%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.04%, 0.04%, 0.04%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Notes to Financial Statements

Vanguard International Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The portfolio enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio

Vanguard International Portfolio

is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended June 30, 2014, the portfolio’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The portfolio’s average investment in forward currency contracts represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard International Portfolio

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA. The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before an increase of $333,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the portfolio had contributed capital of $237,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	181,211	—	—
Common Stocks—Other	117,188	1,905,992	—
Preferred Stocks	—	229	—
Temporary Cash Investments	165,835	4,799	—
Futures Contracts—Assets[1]	47	—	—
Forward Currency Contracts—Assets	—	700	—
Total	464,281	1,911,720	—
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $27,353,000 based on Level 1 inputs were transferred from Level 2 during the fiscal period.

E. At June 30, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	47	700	747

Vanguard International Portfolio

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2014, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	4,858	—	4,858
Forward Currency Contracts	—	1,574	1,574
Realized Net Gain (Loss) on Derivatives	4,858	1,574	6,432

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(3,315)	—	(3,315)
Forward Currency Contracts	—	672	672
Change in Unrealized Appreciation (Depreciation) on Derivatives	(3,315)	672	(2,643)

At June 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	September 2014	587	25,975	(341)
FTSE 100 Index	September 2014	224	25,704	(120)
Topix Index	September 2014	170	21,186	497
S&P ASX 200 Index	September 2014	85	10,739	8
				44

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At June 30, 2014, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America NA	9/24/14	EUR	19,221	USD	26,107	222
Bank of America NA	9/24/14	GBP	15,103	USD	25,583	246
BNP Paribas	9/17/14	JPY	2,095,878	USD	20,577	124
Bank of America NA	9/23/14	AUD	11,369	USD	10,546	108
						700

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Vanguard International Portfolio

During the six months ended June 30, 2014, the portfolio realized net foreign currency gains of $134,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2013, the portfolio had available capital losses totaling $71,226,000 to offset future net capital gains through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2014; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2014, the cost of investment securities for tax purposes was $1,852,249,000. Net unrealized appreciation of investment securities for tax purposes was $523,005,000, consisting of unrealized gains of $601,731,000 on securities that had risen in value since their purchase and $78,726,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2014, the portfolio purchased $217,821,000 of investment securities and sold $192,994,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	Shares	Shares
	(000)	(000)
Issued	4,627	16,910
Issued in Lieu of Cash Distributions	1,495	1,537
Redeemed	(5,054)	(11,477)
Net Increase (Decrease) in Shares Outstanding	1,068	6,970

At June 30, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 39% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	12/31/2013	6/30/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,022.33	$2.31
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.51	2.31

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.46%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard International Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund International Portfolio has renewed the portfolio’s investment advisory arrangements with Baillie Gifford Overseas Ltd. (Baillie Gifford), M&G Investment Management Limited (M&G), and Schroder Investment Management North America Inc. (Schroders Inc.), as well as the sub-advisory agreement with Schroder Investment North America Ltd. (Schroder Ltd.). The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Baillie Gifford. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford employs a sound process, which builds a diversified portfolio of high-quality, non-U.S. growth stocks from developed and emerging markets. Stocks are selected using fundamental research conducted by Baillie Gifford’s analysts. Baillie Gifford has advised a portion of the portfolio since 2003.

M&G. M&G, founded in 1931, specializes in managing equity and fixed income portfolios for both institutional and retail clients worldwide. M&G employs a sound process, which builds a diversified portfolio of high-quality, non-U.S. growth stocks from developed and emerging markets. The advisor’s global equity team conducts intensive fundamental analysis on companies, including regular company visits. M&G has advised a portion of the portfolio since 2008.

Schroder. Schroder plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), has existed for more than 200 years and has investment management experience dating back to 1926 Schroder employs a sound process, selecting attractive growth stocks from developed and emerging markets outside the United States. Stocks are selected using a bottom-up approach, supported by Schroder’s worldwide network of analysts, economists, and strategists. Schroder has advised the portfolio since its inception in 1994.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Baillie Gifford, M&G, or Schroder in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rates negotiated with Baillie Gifford, M&G, and Schroder without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Vanguard® Mid-Cap Index Portfolio

Vanguard Mid-Cap Index Portfolio returned 7.84% for the six months ended June 30, 2014, as U.S. stocks overcame a rough start to finish the half year near record highs. The portfolio’s performance was in line with that of its benchmark index (7.97%) and slightly ahead of the average return of peer funds (7.35%).

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

All mid-cap market segments added to the portfolio’s return
Market optimism carried into 2014 as investors anticipated that the U.S. economy’s slow growth would still support a rise in corporate profits. Mid-capitalization stocks surpassed their large- and small-cap counterparts, and value stocks trumped growth, but all joined in the market’s solid showing. And while some industry sectors performed better than others, they all posted positive results.

The technology sector was a leading contributor to returns. Hardware and semiconductor companies benefited from the growth of cloud-based computing and an expected increase in the electronic content of cars and industrial products.

Health care stocks also excelled, particularly among pharmaceutical and life sciences companies. And health care providers did well, despite unease about the effects of regulation on the managed care industry.

In the energy arena, oil and gas producers were boosted by strong demand for natural gas during the severe U.S. winter, geopolitical tensions that triggered higher prices, and growing reliance on oil in the developing world. Rising natural gas prices also bolstered utilities.

Results for the portfolio’s consumer-related sectors were tempered by worries about weaker consumer spending. Financials, one of the largest sectors, saw strong gains by real estate investment trusts (REITs), offset by weakness among consumer finance firms and lackluster results for some banks.

Don’t let complacency set your course adrift
Volatility, a hallmark of stock investing, seems to have vanished for the moment, and returns have been robust. In the more than five years since its March 2009 bottom, the broad U.S. stock market, as measured by the Russell 3000 Index, has produced average annual returns of about 26%. That’s more than double the market’s historical average annual return.

The investment winds don’t always blow so favorably, of course. While the smooth sailing lasts, however, it creates risks of its own: In such a calm climate, it can be easy to lose sight of fundamentals, especially the importance of rebalancing. Without rebalancing—periodically adjusting your asset allocation so that it stays in line with your goals and risk tolerance—you can end up with a mix of assets that’s very different from, and potentially riskier than, the one you intended to have.

Whether the market’s moving up, down, or sideways, we always encourage our clients to stay focused on four keys to Vanguard’s timeless principles for investment success: goals, balance, cost, and discipline. (You can read more about our principles in Vanguard’s Principles for Investment Success, available at vanguard.com/research.)

Total Returns
Six Months Ended
June 30, 2014
Vanguard Mid-Cap Index Portfolio	7.84%
CRSP US Mid Cap Index	7.97
Variable Insurance Mid-Cap Core Funds Average[1]	7.35

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mid-Cap Core
	Portfolio	Funds Average
Mid-Cap Index Portfolio	0.25%	0.82%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the portfolio’s annualized expense ratio was 0.24%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Mid-Cap Index Portfolio

Portfolio Profile
As of June 30, 2014

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	371	372	3,730
Median Market Cap	$10.4B	$10.4B	$45.5B
Price/Earnings Ratio	24.6x	24.6x	20.7x
Price/Book Ratio	2.8x	2.8x	2.7x
Yield[3]	1.2%	1.4%	1.8%
Return on Equity	15.4%	15.1%	17.4%
Earnings Growth Rate	15.7%	15.7%	14.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	18%	—	—
Expense Ratio[5]	0.25%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Target Index[6]	Broad Index[2]
R-Squared	1.00	0.96
Beta	1.00	1.13

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Basic Materials	4.6%	4.6%	3.1%
Consumer Goods	13.5	13.5	9.9
Consumer Services	13.9	13.9	13.2
Financials	17.3	17.3	18.3
Health Care	8.4	8.4	12.2
Industrials	17.1	17.1	12.9
Oil & Gas	7.2	7.2	9.8
Technology	11.5	11.5	15.1
Telecommunications	1.0	1.0	2.2
Utilities	5.5	5.5	3.3

Ten Largest Holdings[7] (% of total net assets)

Vertex Pharmaceuticals
Inc.	Biotechnology	0.7%
Delphi Automotive plc	Auto Parts	0.7
Western Digital Corp.	Computer Hardware	0.6
Mylan Inc.	Pharmaceuticals	0.6
Health Care REIT Inc.	Specialty REITs	0.6
Moody’s Corp.	Specialty Finance	0.6
Southwest Airlines Co.	Airlines	0.6
AvalonBay Communities
Inc.	Residential REITs	0.6
Chipotle Mexican Grill Inc.
Class A	Restaurants & Bars	0.6
Seagate Technology plc	Computer Hardware	0.6
Top Ten		6.2%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 CRSP U.S. Mid Cap Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the annualized expense ratio was 0.24%.
6 Spliced Mid-Cap Index: MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2003–June 30, 2014

Average Annual Total Returns: Periods Ended June 30, 2014

	Inception Date	One Year	Five Years	Ten Years
Mid-Cap Index Portfolio	2/9/1999	26.04%	21.80%	10.22%

1 Six months ended June 30, 2014.
2 MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Mid-Cap Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Basic Materials (4.6%)
	Alcoa Inc.	483,164	7,194
	CF Industries Holdings Inc.	21,466	5,163
	Sigma-Aldrich Corp.	49,094	4,982
	Eastman Chemical Co.	56,137	4,904
	CONSOL Energy Inc.	94,850	4,370
	Celanese Corp. Class A	64,391	4,139
	FMC Corp.	54,912	3,909
	Ashland Inc.	32,098	3,490
	International Flavors &
	Fragrances Inc.	33,433	3,487
	Airgas Inc.	27,677	3,014
*	WR Grace & Co.	29,967	2,833
	Huntsman Corp.	85,095	2,391
	Albemarle Corp.	32,864	2,350
	Reliance Steel & Aluminum
	Co.	30,356	2,238
	Avery Dennison Corp.	39,254	2,012
	Peabody Energy Corp.	111,573	1,824
	Westlake Chemical Corp.	16,502	1,382
			59,682
Consumer Goods (13.4%)
	Delphi Automotive plc	125,161	8,604
	Harley-Davidson Inc.	90,045	6,290
	Keurig Green Mountain Inc.	50,347	6,274
	BorgWarner Inc.	94,308	6,148
*	Constellation Brands Inc.
	Class A	66,021	5,818
	Mattel Inc.	139,886	5,451
	Genuine Parts Co.	60,152	5,281
	ConAgra Foods Inc.	173,614	5,153
	Clorox Co.	53,076	4,851
	Dr Pepper Snapple Group
	Inc.	80,966	4,743
	Whirlpool Corp.	32,097	4,469
	Coca-Cola Enterprises Inc.	93,356	4,461
*	Electronic Arts Inc.	123,229	4,420
	Molson Coors Brewing Co.
	Class B	59,574	4,418
*	Monster Beverage Corp.	62,026	4,406
	Bunge Ltd.	57,620	4,358
	JM Smucker Co.	40,674	4,335
	Tyson Foods Inc. Class A	114,777	4,309
*	Under Armour Inc. Class A	71,720	4,267
	Ralph Lauren Corp. Class A	25,587	4,112
*	TRW Automotive Holdings
	Corp.	45,758	4,096
	PVH Corp.	33,947	3,958
	Church & Dwight Co. Inc.	56,151	3,928
	Polaris Industries Inc.	27,206	3,543
	Newell Rubbermaid Inc.	114,157	3,538
*	Mohawk Industries Inc.	25,469	3,523
	Leucadia National Corp.	129,225	3,388
	McCormick & Co. Inc.	46,210	3,308
	Energizer Holdings Inc.	25,376	3,097
	Lear Corp.	33,581	2,999

			Market
			Value•
		Shares	($000)
*	Jarden Corp.	50,410	2,992
*	LKQ Corp.	112,055	2,991
	DR Horton Inc.	120,709	2,967
	PulteGroup Inc.	140,523	2,833
	Lennar Corp. Class A	66,848	2,806
	Hormel Foods Corp.	54,417	2,685
*	WABCO Holdings Inc.	25,012	2,672
	Avon Products Inc.	179,250	2,619
	Hasbro Inc.	48,070	2,550
	Hanesbrands Inc.	20,588	2,027
*	NVR Inc.	1,723	1,983
^	Herbalife Ltd.	30,407	1,962
	Coach Inc.	56,536	1,933
*	Fossil Group Inc.	17,656	1,845
*	Lululemon Athletica Inc.	42,686	1,728
	Nu Skin Enterprises Inc.
	Class A	10,388	768
	Coty Inc. Class A	30,252	518
	Lennar Corp. Class B	4,820	171
			175,596
Consumer Services (13.8%)
	Southwest Airlines Co.	285,187	7,660
*	Chipotle Mexican Grill Inc.
	Class A	12,815	7,593
	AmerisourceBergen Corp.
	Class A	88,509	6,431
*	United Continental
	Holdings Inc.	153,961	6,323
*	O’Reilly Automotive Inc.	41,619	6,268
	Nielsen NV	124,999	6,051
	L Brands Inc.	102,315	6,002
	Ross Stores Inc.	83,244	5,505
*	Charter Communications
	Inc. Class A	33,453	5,298
*	Hertz Global Holdings Inc.	184,578	5,174
	Marriott International Inc.
	Class A	78,488	5,031
*	TripAdvisor Inc.	45,608	4,956
*	CarMax Inc.	90,899	4,728
	Tiffany & Co.	45,282	4,540
*	Discovery Communications
	Inc. Class A	60,929	4,526
*	Dollar Tree Inc.	80,993	4,411
	Macy’s Inc.	74,646	4,331
	Advance Auto Parts Inc.	30,094	4,060
*	MGM Resorts International	151,707	4,005
	Nordstrom Inc.	58,609	3,981
	Wyndham Worldwide Corp.	52,545	3,979
	H&R Block Inc.	113,035	3,789
	Signet Jewelers Ltd.	33,013	3,651
*	IHS Inc. Class A	26,759	3,630
*	News Corp. Class A	201,853	3,621
*	Dollar General Corp.	62,621	3,592
	Best Buy Co. Inc.	114,909	3,563
	Tractor Supply Co.	56,969	3,441
	Interpublic Group of Cos.
	Inc.	174,650	3,407

			Market
			Value•
		Shares	($000)
	Safeway Inc.	95,064	3,264
	Expedia Inc.	41,019	3,231
	Royal Caribbean Cruises
	Ltd.	54,958	3,056
	Staples Inc.	266,629	2,890
	Scripps Networks
	Interactive Inc. Class A	33,587	2,725
	Family Dollar Stores Inc.	39,954	2,643
	Williams-Sonoma Inc.	36,736	2,637
	Darden Restaurants Inc.	54,436	2,519
	PetSmart Inc.	40,765	2,438
*	Ulta Salon Cosmetics &
	Fragrance Inc.	25,154	2,299
*	Discovery Communications
	Inc.	29,462	2,139
	FactSet Research Systems
	Inc.	16,655	2,003
*	AutoNation Inc.	29,371	1,753
*	Urban Outfitters Inc.	42,584	1,442
*	Norwegian Cruise Line
	Holdings Ltd.	37,996	1,204
	Burger King Worldwide Inc.	43,616	1,187
*	Sprouts Farmers Market Inc.	33,716	1,103
*	Hyatt Hotels Corp. Class A	16,624	1,014
	Extended Stay America Inc.	37,780	875
	Aramark	23,775	615
*,^	Sears Holdings Corp.	10,930	437
*	zulily Inc. Class A	7,229	296
			181,317
Financials (17.2%)
	Health Care REIT Inc.	125,911	7,891
	Moody’s Corp.	88,087	7,722
	AvalonBay Communities
	Inc.	53,477	7,604
	Hartford Financial Services
	Group Inc.	185,367	6,638
	Principal Financial Group Inc.	121,356	6,126
	M&T Bank Corp.	48,853	6,060
	Regions Financial Corp.	568,336	6,036
	Lincoln National Corp.	108,746	5,594
	KeyCorp	364,132	5,218
	Essex Property Trust Inc.	25,813	4,773
*	Affiliated Managers Group
	Inc.	22,786	4,680
	American Realty Capital
	Properties Inc.	366,828	4,596
	Annaly Capital
	Management Inc.	390,570	4,464
	SL Green Realty Corp.	39,365	4,307
	Realty Income Corp.	91,307	4,056
	Macerich Co.	58,071	3,876
	Western Union Co.	222,309	3,855
	Comerica Inc.	74,987	3,761
*	CBRE Group Inc. Class A	116,411	3,730
	Kimco Realty Corp.	160,777	3,695
	Unum Group	106,185	3,691
	XL Group plc Class A	112,085	3,668
	CIT Group Inc.	79,826	3,653

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Equifax Inc.	50,135	3,637
*	Markel Corp.	5,483	3,595
*	Genworth Financial Inc.
	Class A	204,606	3,560
	Fidelity National Financial
	Inc. Class A	108,433	3,552
	American Capital Agency
	Corp.	145,443	3,405
	Federal Realty Investment
	Trust	27,758	3,356
	Plum Creek Timber Co. Inc.	73,018	3,293
^	Digital Realty Trust Inc.	55,880	3,259
	Huntington Bancshares Inc.	341,272	3,256
	Navient Corp.	174,323	3,087
	Cincinnati Financial Corp.	64,078	3,078
*	Arch Capital Group Ltd.	52,580	3,020
	First Republic Bank	54,239	2,983
	UDR Inc.	103,708	2,969
	Torchmark Corp.	36,102	2,957
	Willis Group Holdings plc	66,154	2,864
	New York Community
	Bancorp Inc.	173,565	2,774
	Lazard Ltd. Class A	53,153	2,741
	Raymond James Financial
	Inc.	52,172	2,647
*	Ally Financial Inc.	108,826	2,602
	Everest Re Group Ltd.	15,220	2,443
	Camden Property Trust	33,419	2,378
	Jones Lang LaSalle Inc.	18,318	2,315
	Alexandria Real Estate
	Equities Inc.	29,466	2,288
*	Realogy Holdings Corp.	60,291	2,274
	Reinsurance Group of
	America Inc. Class A	28,567	2,254
	Zions Bancorporation	76,293	2,248
	Legg Mason Inc.	43,266	2,220
*	MSCI Inc. Class A	48,163	2,208
	PartnerRe Ltd.	19,816	2,164
	Voya Financial Inc.	57,791	2,100
	SEI Investments Co.	62,848	2,059
	WR Berkley Corp.	42,121	1,951
	People’s United Financial
	Inc.	127,917	1,940
	Hudson City Bancorp Inc.	195,596	1,923
	NASDAQ OMX Group Inc.	49,306	1,904
	Rayonier Inc.	51,707	1,838
	Axis Capital Holdings Ltd.	40,042	1,773
*	Ocwen Financial Corp.	47,320	1,756
	LPL Financial Holdings Inc.	35,137	1,748
*	Alleghany Corp.	3,231	1,416
	Assurant Inc.	14,664	961
	SLM Corp.	86,523	719
	Santander Consumer
	USA Holdings Inc.	35,538	691
	Brixmor Property Group Inc.	30,027	689
*	Rayonier Advanced
	Materials Inc.	8,635	335
			224,924
Health Care (8.3%)
*	Vertex Pharmaceuticals Inc.	97,342	9,216
*	Mylan Inc.	154,067	7,944
*	Boston Scientific Corp.	545,140	6,962
*	DaVita HealthCare Partners
	Inc.	83,905	6,068
*	Illumina Inc.	26,449	4,722
	CR Bard Inc.	31,433	4,495
*	Henry Schein Inc.	35,288	4,188
*	Endo International plc	59,702	4,180
	Perrigo Co. plc	26,313	3,835

			Market
			Value•
		Shares	($000)
*	CareFusion Corp.	85,465	3,790
*	BioMarin Pharmaceutical
	Inc.	60,154	3,742
*	Edwards Lifesciences Corp.	43,419	3,727
	Universal Health Services
	Inc. Class B	37,626	3,603
*	Laboratory Corp. of America
	Holdings	34,885	3,572
*	Varian Medical Systems Inc.	42,925	3,569
*	Hospira Inc.	68,960	3,543
*	Incyte Corp. Ltd.	62,238	3,513
	Quest Diagnostics Inc.	59,651	3,501
*	Waters Corp.	33,167	3,464
*	Jazz Pharmaceuticals plc	23,327	3,429
^	ResMed Inc.	57,858	2,929
*	IDEXX Laboratories Inc.	21,180	2,829
	DENTSPLY International Inc.	58,267	2,759
*	Hologic Inc.	96,574	2,448
*	Pharmacyclics Inc.	24,655	2,212
*	Quintiles Transnational
	Holdings Inc.	26,686	1,422
	Patterson Cos. Inc.	34,308	1,356
*	Envision Healthcare
	Holdings Inc.	33,287	1,195
*	Intercept Pharmaceuticals
	Inc.	4,795	1,135
			109,348
Industrials (17.1%)
	Sherwin-Williams Co.	34,913	7,224
	WW Grainger Inc.	25,381	6,454
	Amphenol Corp. Class A	64,829	6,246
*	Fiserv Inc.	102,744	6,198
	Roper Industries Inc.	41,223	6,019
*	Alliance Data Systems Corp.	21,224	5,969
	Fidelity National Information
	Services Inc.	106,801	5,846
*	Pentair plc	79,856	5,759
	Fastenal Co.	110,117	5,450
	AMETEK Inc.	101,115	5,286
	Kansas City Southern	45,581	4,900
	Rockwell Collins Inc.	55,890	4,367
	Flowserve Corp.	56,632	4,211
*	United Rentals Inc.	40,165	4,206
*	Stericycle Inc.	34,848	4,127
*	FleetCor Technologies Inc.	30,776	4,056
*	B/E Aerospace Inc.	43,461	4,020
*	Trimble Navigation Ltd.	107,572	3,975
	Textron Inc.	103,650	3,969
	CH Robinson Worldwide Inc.	61,270	3,908
	L-3 Communications
	Holdings Inc.	32,022	3,867
	Pall Corp.	45,116	3,852
*	Verisk Analytics Inc. Class A	61,869	3,713
	Ball Corp.	57,598	3,610
	Vulcan Materials Co.	54,040	3,445
	Expeditors International of
	Washington Inc.	77,353	3,416
	TransDigm Group Inc.	19,631	3,283
	Masco Corp.	146,994	3,263
	Wabtec Corp.	37,854	3,126
	Rock-Tenn Co. Class A	29,556	3,121
	MeadWestvaco Corp.	68,997	3,054
*	Mettler-Toledo International
	Inc.	12,056	3,052
*	Quanta Services Inc.	88,032	3,044
	Sealed Air Corp.	89,057	3,043
	Chicago Bridge & Iron Co.
	NV	44,569	3,040
	Towers Watson & Co.
	Class A	28,919	3,014

			Market
			Value•
		Shares	($000)
	Xylem Inc.	75,840	2,964
*	Sensata Technologies
	Holding NV	62,484	2,923
	JB Hunt Transport Services
	Inc.	38,742	2,858
	Xerox Corp.	228,620	2,844
*	Crown Holdings Inc.	56,969	2,835
	Manpowergroup Inc.	32,913	2,793
*	Jacobs Engineering Group
	Inc.	51,838	2,762
	Cintas Corp.	42,121	2,676
	Hubbell Inc. Class B	21,450	2,642
	MDU Resources Group Inc.	75,109	2,636
	Robert Half International Inc.	53,845	2,571
	Joy Global Inc.	41,200	2,537
	Martin Marietta Materials
	Inc.	19,146	2,528
	Iron Mountain Inc.	71,289	2,527
	Avnet Inc.	56,883	2,521
	Fluor Corp.	32,731	2,517
	ADT Corp.	71,927	2,513
	Donaldson Co. Inc.	58,995	2,497
*	Arrow Electronics Inc.	41,084	2,482
*	Colfax Corp.	33,174	2,473
	Timken Co.	33,763	2,290
	Allison Transmission
	Holdings Inc.	69,018	2,146
	FLIR Systems Inc.	58,467	2,031
	AGCO Corp.	34,731	1,953
	Owens Corning	45,884	1,775
	SPX Corp.	16,323	1,766
	Fortune Brands Home &
	Security Inc.	34,123	1,363
*	Owens-Illinois Inc.	33,999	1,178
	KBR Inc.	30,124	718
			223,452
Oil & Gas (7.2%)
*	Concho Resources Inc.	46,085	6,659
	EQT Corp.	59,431	6,353
*	Cheniere Energy Inc.	88,324	6,333
	Cabot Oil & Gas Corp.	172,051	5,874
	Range Resources Corp.	64,227	5,585
	Cimarex Energy Co.	35,947	5,157
	Helmerich & Payne Inc.	42,279	4,909
	Murphy Oil Corp.	70,378	4,679
*	Whiting Petroleum Corp.	49,093	3,940
	HollyFrontier Corp.	81,905	3,578
	Noble Corp. plc	104,945	3,522
	Oceaneering International
	Inc.	44,414	3,470
	Nabors Industries Ltd.	116,631	3,425
*	Weatherford International
	plc	143,370	3,298
	OGE Energy Corp.	82,103	3,209
	Tesoro Corp.	53,347	3,130
	Core Laboratories NV	18,567	3,102
	Denbury Resources Inc.	145,048	2,678
	Energen Corp.	29,955	2,662
*	Cobalt International Energy
	Inc.	127,725	2,344
	SM Energy Co.	27,587	2,320
	QEP Resources Inc.	66,880	2,307
*	Dresser-Rand Group Inc.	31,557	2,011
*	Antero Resources Corp.	21,567	1,415
^	Diamond Offshore Drilling
	Inc.	28,334	1,406
	Rowan Cos. plc Class A	25,460	813
			94,179

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
Technology (11.4%)
	Western Digital Corp.	92,103	8,501
	Seagate Technology plc	127,913	7,268
	Avago Technologies Ltd.
	Class A	92,716	6,682
*	Cerner Corp.	127,363	6,569
*	Autodesk Inc.	93,927	5,296
	Xilinx Inc.	110,667	5,236
	KLA-Tencor Corp.	68,438	4,971
	SanDisk Corp.	46,688	4,876
	Linear Technology Corp.	97,575	4,593
	Lam Research Corp.	66,888	4,520
*	Red Hat Inc.	78,094	4,316
*	Equinix Inc.	20,528	4,313
*	Akamai Technologies Inc.	69,770	4,260
	NVIDIA Corp.	218,500	4,051
	Maxim Integrated Products
	Inc.	116,467	3,938
	Microchip Technology Inc.	78,455	3,829
	Computer Sciences Corp.	59,779	3,778
*	Catamaran Corp.	85,269	3,765
	Skyworks Solutions Inc.	78,253	3,675
*	F5 Networks Inc.	31,334	3,492
*	Workday Inc. Class A	38,829	3,489
	Harris Corp.	43,826	3,320
*	ServiceNow Inc.	50,486	3,128
^	Garmin Ltd.	48,076	2,928
*	ANSYS Inc.	38,284	2,903
*	VeriSign Inc.	54,190	2,645
*	Teradata Corp.	65,066	2,616
*,^	3D Systems Corp.	42,803	2,560
*	Cree Inc.	50,343	2,515
*	Gartner Inc.	35,307	2,490
*	Synopsys Inc.	63,837	2,478
	Marvell Technology Group
	Ltd.	167,698	2,403
*	Juniper Networks Inc.	92,839	2,278
*	Splunk Inc.	40,986	2,268
	Altera Corp.	64,596	2,245
*	Citrix Systems Inc.	33,851	2,117
*	Nuance Communications
	Inc.	104,691	1,965
*	Rackspace Hosting Inc.	46,695	1,572
*	NetSuite Inc.	14,028	1,219
*,^	FireEye Inc.	27,265	1,105
*	MICROS Systems Inc.	15,379	1,044
*	IMS Health Holdings Inc.	34,030	874
*	Informatica Corp.	22,704	809
*	Premier Inc. Class A	13,110	380
			149,280

		Market
		Value•
	Shares	($000)
Telecommunications (1.0%)
* SBA Communications Corp.
Class A	53,101	5,432
* Level 3 Communications
Inc.	73,393	3,223
Windstream Holdings Inc.	248,517	2,475
Frontier Communications
Corp.	413,609	2,416
		13,546
Utilities (5.5%)
Northeast Utilities	130,307	6,160
ONEOK Inc.	85,681	5,833
DTE Energy Co.	73,020	5,686
NRG Energy Inc.	139,056	5,173
NiSource Inc.	129,849	5,108
CenterPoint Energy Inc.	177,154	4,524
Wisconsin Energy Corp.	93,039	4,365
AES Corp.	269,102	4,185
Ameren Corp.	100,100	4,092
* Calpine Corp.	165,867	3,949
American Water Works
Co. Inc.	73,846	3,652
CMS Energy Corp.	111,105	3,461
Pepco Holdings Inc.	103,521	2,845
SCANA Corp.	52,557	2,828
Alliant Energy Corp.	45,773	2,786
Pinnacle West Capital Corp.	45,569	2,636
National Fuel Gas Co.	32,924	2,578
Integrys Energy Group Inc.	33,083	2,353
		72,214
Total Common Stock
(Cost $966,666)		1,303,538
Temporary Cash Investments (1.0%)[1]
Money Market Fund (1.0%)
[2,3] Vanguard Market
Liquidity Fund, 0.111%	12,384,990	12,385

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.081%, 9/19/14	500	500
Total Temporary Cash Investments
(Cost $12,885)		12,885
Total Investments (100.5%)
(Cost $979,551)		1,316,423

Market
Value•
($000)
Other Assets and Liabilities (–0.5%)
Other Assets	2,444
Liabilities[3]	(9,576)
(7,132)
Net Assets (100%)
Applicable to 61,311,944 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,309,291
Net Asset Value Per Share	$21.35

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	927,308
Undistributed Net Investment Income	5,446
Accumulated Net Realized Gains	39,624
Unrealized Appreciation (Depreciation)
Investment Securities	336,872
Futures Contracts	41
Net Assets	1,309,291

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,886,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $4,994,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Dividends	8,401
Interest[1]	3
Securities Lending	50
Total Income	8,454
Expenses
The Vanguard Group—Note B
Investment Advisory Services	152
Management and Administrative	1,131
Marketing and Distribution	120
Custodian Fees	30
Shareholders’ Reports	17
Total Expenses	1,450
Net Investment Income	7,004
Realized Net Gain (Loss)
Investment Securities Sold	39,698
Futures Contracts	84
Realized Net Gain (Loss)	39,782
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	46,611
Futures Contracts	(11)
Change in Unrealized Appreciation
(Depreciation)	46,600
Net Increase (Decrease) in Net Assets
Resulting from Operations	93,386

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,004	11,602
Realized Net Gain (Loss)	39,782	45,861
Change in Unrealized Appreciation (Depreciation)	46,600	238,190
Net Increase (Decrease) in Net Assets Resulting from Operations	93,386	295,653
Distributions
Net Investment Income	(11,574)	(10,450)
Realized Capital Gain	(45,832)	(32,655)
Total Distributions	(57,406)	(43,105)
Capital Share Transactions
Issued	128,453	202,453
Issued in Lieu of Cash Distributions	57,406	43,105
Redeemed	(84,725)	(146,175)
Net Increase (Decrease) from Capital Share Transactions	101,134	99,383
Total Increase (Decrease)	137,114	351,931
Net Assets
Beginning of Period	1,172,177	820,246
End of Period[2]	1,309,291	1,172,177

1 Interest income from an affiliated company of the portfolio was $3,000.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,446,000 and $10,016,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.77	$16.13	$14.49	$14.93	$12.02	$9.22
Investment Operations
Net Investment Income	.112	.203	.205	.172	.150	.128
Net Realized and Unrealized Gain (Loss)
on Investments	1.460	5.262	2.071	(.462)	2.881	3.302
Total from Investment Operations	1.572	5.465	2.276	(.290)	3.031	3.430
Distributions
Dividends from Net Investment Income	(.200)	(.200)	(.178)	(.150)	(.121)	(.180)
Distributions from Realized Capital Gains	(.792)	(.625)	(.458)	—	—	(.450)
Total Distributions	(.992)	(.825)	(.636)	(.150)	(.121)	(.630)
Net Asset Value, End of Period	$21.35	$20.77	$16.13	$14.49	$14.93	$12.02

Total Return	7.84%	34.93%	15.82%	–2.04%	25.37%	40.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,309	$1,172	$820	$750	$824	$643
Ratio of Total Expenses to
Average Net Assets	0.24%	0.25%	0.26%	0.26%	0.28%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.23%	1.15%	1.30%	1.11%	1.19%	1.25%
Portfolio Turnover Rate	18%	35%	23%	27%	22%	29%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Notes to Financial Statements

Vanguard Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2014, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates

Vanguard Mid-Cap Index Portfolio

its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the portfolio had contributed capital of $130,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stock	1,303,538	—	—
Temporary Cash Investments	12,385	500	—
Futures Contracts—Assets[1]	11	—	—
Total	1,315,934	500	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Mid-Cap Index Portfolio

D. At June 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2014	30	2,929	12
E-mini S&P MidCap 400 Index	September 2014	14	2,001	23
S&P 500 Index	September 2014	1	488	6
				41

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2014, the cost of investment securities for tax purposes was $979,551,000. Net unrealized appreciation of investment securities for tax purposes was $336,872,000, consisting of unrealized gains of $364,068,000 on securities that had risen in value since their purchase and $27,196,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2014, the portfolio purchased $156,594,000 of investment securities and sold $107,855,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	Shares	Shares
	(000)	(000)
Issued	6,141	11,029
Issued in Lieu of Cash Distributions	2,839	2,500
Redeemed	(4,105)	(7,957)
Net Increase (Decrease) in Shares Outstanding	4,875	5,572

At June 30, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 51% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	12/31/2013	6/30/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,078.36	$1.24
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.60	1.20

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Mid-Cap Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Moderate Allocation Portfolio

U.S. stocks overcame a rough start to finish the six months ended June 30, 2014, near record highs. The U.S. bond market and international stocks logged respectable gains.

For the half year, Vanguard Moderate Allocation Portfolio returned 5.62%, in line with its benchmark (5.70%) and slightly ahead of the average return of peer funds (4.91%).

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stock markets performed solidly both in the U.S. and overseas
The Moderate Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund (VVIF) portfolios and Vanguard index funds. It targets an asset allocation of approximately 60% stocks and 40% bonds through these holdings: VVIF Equity Index Portfolio (34%), VVIF Total Bond Market Index Portfolio (32%), Vanguard Total International Stock Index Fund (18%), Vanguard Extended Market Index Fund (8%), and Vanguard Total International Bond Index Fund (8%).

The Moderate Allocation Portfolio saw balanced strength over the six months.

In the United States, mid-capitalization stocks surpassed large- and small-caps, and value stocks trumped growth. But all joined in the stock market’s solid showing.

The technology sector was a top contributor as some of the nation’s largest hardware, software, semiconductor, and internet companies thrived. Health care stocks excelled as well. Having productive drug pipelines and few projected patent expirations helped biotechnology and pharmaceutical giants.

International stock markets performed almost as strongly. European stocks returned 6%. Developed markets in the Pacific region rose less (3%), in part because the U.S. dollar fell in value against the Japanese yen and Australian dollar. Emerging-market stocks returned about 7%.

Bonds staged a surprise rally, for a multitude of reasons
The investment environment for bonds over the six months was far different from the one in 2013, when yields rose and prices declined. Investors who exited the U.S. bond market in the second half of 2013 or sought safety in short-term maturities expecting the Federal Reserve to keep tapering its bond purchases missed out on the strong recovery early this year among bonds, especially longer-dated and lower-rated ones. Various developments were behind the reversal in demand, including winter-related weakness in the U.S. economy and slowing growth in China.

The Total Bond Market Index Portfolio returned nearly 4%. U.S. government bonds returned 2.7%, with Treasuries slightly outpacing agency bonds. Investment-grade corporate bonds returned 5.7% as investors embraced more risk in their search for income.

Meanwhile, Vanguard Total International Bond Index Fund returned more than 4% as prices rose and yields fell for most bonds across the globe.

Don’t let complacency set your course adrift
Volatility, a hallmark of stock investing, seems to have vanished recently, and returns have been robust. In such a relatively calm, favorable climate, it can be easy to lose sight of fundamentals, especially the importance of rebalancing.

Without rebalancing—periodically adjusting your asset allocation so it stays in line with your goals and risk tolerance—you can end up with an asset mix that’s very different from, and potentially riskier than, your intended one. Fortunately, the Moderate Allocation Portfolio is regularly rebalanced to stay close to its target allocation—a beneficial feature for investors who want to stay on course.

Total Returns
Six Months Ended
June 30, 2014
Vanguard Moderate Allocation Portfolio	5.62%
Moderate Allocation Composite Index[1]	5.70
Variable Insurance Mixed-Asset Target Allocation Moderate Funds Average[2]	4.91

Expense Ratios
Your Portfolio Compared With Its Peer Group
Variable Insurance
Mixed-Asset
	Acquired Fund	Target Allocation
	Fees and	Moderate Funds
	Expenses[3]	Average[4]
Moderate Allocation Portfolio	0.19%	0.91%

1 Weighted 42% S&P Total Market Index, 32% Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index
(USD Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 This figure—drawn from the prospectus dated April 30, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2014, the annualized acquired fund fees and expenses were 0.19%.
4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Moderate Allocation Portfolio

Portfolio Profile
As of June 30, 2014

Total Portfolio Characteristics

Yield[1]	2.1%
Acquired Fund Fees and Expenses[2]	0.19%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund Equity
Index Portfolio	33.4%
Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	32.3
Vanguard Total International Stock Index
Fund Investor Shares	18.0
Vanguard Extended Market Index
Fund Investor Shares	8.4
Vanguard Total International Bond Index
Fund Investor Shares	7.9

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 30, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2014, the annualized acquired fund fees and expenses were 0.19%.

Vanguard Moderate Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): October 19, 2011–June 30, 2014

Average Annual Total Returns: Periods Ended June 30, 2014
			Since
	Inception Date	One Year	Inception
Moderate Allocation Portfolio	10/19/2011	16.04%	13.01%

1 Six months ended June 30, 2014.
2 Weighted 42% S&P Total Market Index, 32% Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index
(USD Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.
See Financial Highlights for dividend and capital gains information.

Vanguard Moderate Allocation Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (41.8%)
Vanguard Variable
Insurance Fund—
Equity Index Portfolio	1,715,947	55,734
Vanguard Extended
Market Index Fund
Investor Shares	211,751	14,094
		69,828
International Stock Fund (18.0%)
Vanguard Total
International Stock Index
Fund Investor Shares	1,732,526	30,164

U.S. Bond Fund (32.3%)
Vanguard Variable
Insurance Fund—
Total Bond Market
Index Portfolio	4,563,636	54,079

International Bond Fund (7.9%)
Vanguard Total
International Bond Index
Fund Investor Shares	1,280,987	13,130
Total Investment Companies
(Cost $152,356)		167,201
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity
Fund, 0.111%
(Cost $9)	9,208	9
Total Investments (100.0%)
(Cost $152,365)		167,210

Market
Value•
($000)
Other Assets and Liabilities (0.0%)
Other Assets	672
Liabilities	(706)
(34)
Net Assets (100%)
Applicable to 6,362,201 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	167,176
Net Asset Value Per Share	$26.28

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	147,890
Undistributed Net Investment Income	2,556
Accumulated Net Realized Gains	1,885
Unrealized Appreciation (Depreciation)	14,845
Net Assets	167,176

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Income Distributions Received	2,569
Net Investment Income—Note B	2,569
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,097
Investment Securities Sold	803
Realized Net Gain (Loss)	1,900
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	3,960
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,429

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,569	2,038
Realized Net Gain (Loss)	1,900	2,659
Change in Unrealized Appreciation (Depreciation)	3,960	8,874
Net Increase (Decrease) in Net Assets Resulting from Operations	8,429	13,571
Distributions
Net Investment Income	(2,047)	(822)
Realized Capital Gain[1]	(2,650)	(789)
Total Distributions	(4,697)	(1,611)
Capital Share Transactions
Issued	30,907	71,567
Issued in Lieu of Cash Distributions	4,697	1,611
Redeemed	(5,456)	(15,083)
Net Increase (Decrease) from Capital Share Transactions	30,148	58,095
Total Increase (Decrease)	33,880	70,055
Net Assets
Beginning of Period	133,296	63,241
End of Period[2]	167,176	133,296

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $360,000 and $352,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,556,000 and $2,034,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Financial Highlights

	Six Months			Oct. 19,
	Ended	Year Ended		2011[1] to
	June 30,	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.72	$22.82	$20.47	$20.00
Investment Operations
Net Investment Income	. 446 [2]	.505[2]	.487[2]	.300[2]
Capital Gain Distributions Received	.190 [2]	. 263 [2]	. 276 [2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.773	2.612	1.657	.170
Total from Investment Operations	1.409	3.380	2.420	.470
Distributions
Dividends from Net Investment Income	(.370)	(.245)	(.064)	—
Distributions from Realized Capital Gains	(.479)	(.235)	(.006)	—
Total Distributions	(.849)	(.480)	(.070)	—
Net Asset Value, End of Period	$26.28	$25.72	$22.82	$20.47

Total Return	5.62%	15.02%	11.84%	2.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$167	$133	$63	$13
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.19%	0.19%	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	2.13%	2.08%	2.21%	1.24%[3]
Portfolio Turnover Rate	8%	21%	12%	2%
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Notes to Financial Statements

Vanguard Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the period ended June 30, 2014, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2014, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Moderate Allocation Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. Short-term capital gain distributions received are treated as ordinary income for tax purpose, and cannot be offset by capital losses.

At June 30, 2014, the cost of investment securities for tax purposes was $152,365,000. Net unrealized appreciation of investment securities for tax purposes was $14,845,000, consisting of unrealized gains of $16,066,000 on securities that had risen in value since their purchase and $1,221,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	Shares	Shares
	(000)	(000)
Issued	1,206	2,965
Issued in Lieu of Cash Distributions	186	69
Redeemed	(212)	(623)
Net Increase (Decrease) in Shares Outstanding	1,180	2,411

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Dec. 31,		Proceeds			June 30,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market
Index Fund	11,555	3,089	1,352	2	—	14,094
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	9
Vanguard Total International
Bond Index Fund	10,353	2,395	—	82	—	13,130
Vanguard Total International
Stock Index Fund	24,077	5,587	638	501	—	30,164
Vanguard Variable Insurance
Fund—Equity Index Portfolio	45,139	9,332	655	841	931	55,734
Vanguard Variable Insurance
Fund—Total Bond Market
Index Portfolio	42,253	14,303	3,001	1,143	166	54,079
Total	133,377	34,706	5,646	2,569	1,097	167,210
1 Not applicable—Purchases and Sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Moderate Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Moderate Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Moderate Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Moderate Allocation Portfolio	12/31/2013	6/30/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,056.20	$0.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.85	0.95

1 The calculations are based on the Moderate Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Moderate Allocation Portfolio’s annualized expense figure for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period.

Vanguard Moderate Allocation Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Moderate Allocation Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services since the portfolio’s inception in 2011, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary page of this report.

Cost
The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Money Market Portfolio

For the half year ended June 30, 2014, the Money Market Portfolio returned a minuscule 0.05%, a result characteristic of a period in which the target for the federal funds rate has been between 0% and 0.25%.

While the portfolio’s return was small, it was a hair better than the 0.00% result of both the benchmark index and the peer group. The portfolio maintained a net asset value of $1 per share during the period, as is expected but not guaranteed. On June 30, the portfolio’s 7-day SEC yield was 0.10%, unchanged from six months earlier.

Please note that the portfolio returns and yield of Vanguard Variable Insurance Fund Money Market Portfolio are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses. Accordingly, given the low rate environment, it is possible that while the portfolio maintains a $1 net asset value, the value of shares of the portfolio held indirectly through either Vanguard Variable Annuity or one of the other plans that invest in the portfolio could fall below $1.

Low costs and high quality are the portfolio’s foundation
The Federal Reserve has focused on stimulating the economy and stabilizing financial markets as the nation’s recovery from the recession and financial crisis has progressed. In addition to anchoring short-term interest rates near zero since December 2008, the Fed had embarked on an unprecedented bond-buying program, which it began gradually phasing out in January.

After the period’s close, minutes from the Fed’s June policy meeting indicated that the bond-buying program would end in October. The minutes also revealed much discussion but little certainty about the future of short-term interest rates. In March, Fed officials said it was “outdated” to tie interest rates to a 6.5% unemployment rate target. Instead, the Fed is now taking a more qualitative, comprehensive approach in evaluating various economic data, and several Fed officials indicated that they expected to start raising interest rates in 2015.

While low returns are undoubtedly frustrating for investors, the Money Market Portfolio’s advisor, Vanguard Fixed Income Group, is committed to providing liquidity and safety by investing in the highest-quality instruments. Only holdings from top-tier issuers are considered, and our team of experienced credit analysts thoroughly examines every potential investment.

At period’s end, the Money Market Portfolio’s largest exposure was to Yankee/foreign issues (which constituted about 42% of assets). These securities are from highly rated foreign issuers, including governments and banks, and are denominated in U.S. dollars, eliminating currency risk. The portfolio continues to avoid financial paper from economically struggling southern Europe. Other significant categories of holdings included U.S. Treasury bills and notes (about 20%), U.S. government obligations (about 15%), U.S. commercial paper (about 10%), and U.S. certificates of deposit (about 9%).

For better results later, pull the savings lever now
We can’t control how the financial markets perform, but we can control how much we save. And it’s those savings that can most affect how much wealth we build. A Vanguard research paper found that “increasing the savings rate can have a substantially more positive impact on wealth accumulation than shifting to a more aggressive portfolio.” (You can read the full paper, Penny Saved, Penny Earned, at vanguard.com/research.)

There are a variety of ways to save effectively, and small shifts from spending to saving can make a meaningful difference. Perhaps the most important thing is to develop a savings mindset. As Warren Buffett said, “Don’t save what is left after spending; spend what is left after saving.”

Total Returns
Six Months Ended
June 30, 2014
Vanguard Money Market Portfolio (7-Day SEC Yield: 0.10%)	0.05%
Citigroup Three-Month U.S. Treasury Bill Index	0.00
Variable Insurance Money Market Funds Average[1]	0.00

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Money Market
	Portfolio	Funds Average
Money Market Portfolio	0.16%	0.54%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. The peer-group expense ratio is derived from data provided by Lipper and captures information through year-end 2013. In most, if not all, cases, the expense ratios for funds in the peer group are based on net operating expenses after reimbursement and/or fee waivers by fund sponsors.
In contrast, the expense ratio for Vanguard Money Market Portfolio shown in the table above does not reflect expense reductions. For the six months ended June 30, 2014, the portfolio’s annualized expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized expense ratio was 0.16%.

Vanguard Money Market Portfolio

Portfolio Profile
As of June 30, 2014

Financial Attributes

Yield[1]	0.10%
Average Weighted Maturity	54 days
Expense Ratio[2]	0.16%

Sector Diversification[3] (% of portfolio)

Certificates of Deposit	9.3%
U.S. Commercial Paper	9.5
U.S. Government Obligations	15.2
U.S. Treasury Bills	19.9
Yankee/Foreign	42.0
Other	4.1

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Credit Quality. For Vanguard money market portfolios, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market portfolios. A First Tier security is one that is eligible for money market portfolios and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market portfolios and is not a First Tier security.

1 7-day SEC yield.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the portfolio’s annualized expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized expense ratio was 0.16%.
3 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s SEC 7-day annualized yield as of June 30, 2014, was 0.10%. This yield reflects the current earnings of the portfolio more closely than do the average annual returns. Note that the returns do not reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2003–June 30, 2014

Average Annual Total Returns: Periods Ended June 30, 2014

	Inception Date	One Year	Five Years	Ten Years
Money Market Portfolio	5/2/1991	0.10%	0.17%	1.82%

1 Six months ended June 30, 2014.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend information.

Vanguard Money Market Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The portfolio reports a complete list of its holdings in various monthly and quarterly regulatory filings. The portfolio publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The portfolio’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the SEC on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (35.4%)
2	Fannie Mae Discount Notes	0.075%	7/2/14	1,208	1,208
2	Fannie Mae Discount Notes	0.060%	7/3/14	1,100	1,100
2	Fannie Mae Discount Notes	0.060%	7/14/14	5,180	5,180
2	Fannie Mae Discount Notes	0.080%	7/23/14	1,200	1,200
2	Fannie Mae Discount Notes	0.080%	8/6/14	3,000	3,000
2	Fannie Mae Discount Notes	0.070%	8/13/14	1,108	1,108
2	Fannie Mae Discount Notes	0.075%–0.100%	8/20/14	6,252	6,251
2	Fannie Mae Discount Notes	0.100%	9/3/14	2,327	2,327
3	Federal Home Loan Bank
	Discount Notes	0.065%–0.130%	7/2/14	1,828	1,828
3	Federal Home Loan Bank
	Discount Notes	0.060%–0.130%	7/7/14	9,306	9,306
3	Federal Home Loan Bank
	Discount Notes	0.050%–0.080%	7/9/14	10,363	10,363
3	Federal Home Loan Bank
	Discount Notes	0.060%–0.100%	7/11/14	16,721	16,721
3	Federal Home Loan Bank
	Discount Notes	0.060%	7/16/14	5,100	5,100
3	Federal Home Loan Bank
	Discount Notes	0.060%	7/18/14	3,405	3,405
3	Federal Home Loan Bank
	Discount Notes	0.080%–0.100%	7/30/14	5,525	5,525
3	Federal Home Loan Bank
	Discount Notes	0.080%	8/1/14	3,092	3,092
3	Federal Home Loan Bank
	Discount Notes	0.067%–0.100%	8/8/14	5,550	5,549
3	Federal Home Loan Bank
	Discount Notes	0.075%–0.100%	8/15/14	7,055	7,054
3	Federal Home Loan Bank
	Discount Notes	0.090%	8/20/14	1,830	1,830
3	Federal Home Loan Bank
	Discount Notes	0.100%	8/27/14	1,411	1,411
[3,4]	Federal Home Loan Banks	0.091%	7/3/14	4,000	4,000
[3,4]	Federal Home Loan Banks	0.091%	8/13/14	1,700	1,700
[3,4]	Federal Home Loan Banks	0.098%	8/20/14	10,000	10,000
[3,4]	Federal Home Loan Banks	0.131%	10/1/14	2,000	2,000
[3,4]	Federal Home Loan Banks	0.096%	11/3/14	2,000	2,000
[3,4]	Federal Home Loan Banks	0.106%	2/27/15	4,000	4,000
[2,4]	Federal National Mortgage Assn.	0.132%	9/11/14	25,000	24,999
[2,4]	Federal National Mortgage Assn.	0.121%	2/27/15	25,000	24,996
[2,4]	Federal National Mortgage Assn.	0.121%	8/5/15	15,000	14,997
2	Freddie Mac Discount Notes	0.070%	7/1/14	288	288
2	Freddie Mac Discount Notes	0.070%	7/28/14	2,450	2,450
2	Freddie Mac Discount Notes	0.080%	8/19/14	5,000	4,999
2	Freddie Mac Discount Notes	0.070%–0.100%	9/2/14	3,460	3,459
	United States Treasury Bill	0.050%	11/13/14	20,000	19,996
	United States Treasury Bill	0.055%	12/4/14	5,000	4,999
	United States Treasury Bill	0.060%–0.062%	12/11/14	18,000	17,995
	United States Treasury Bill	0.068%	12/18/14	15,000	14,995
	United States Treasury Bill	0.065%	1/2/15	17,000	16,994
	United States Treasury Note/Bond	0.625%	7/15/14	33,459	33,466
	United States Treasury Note/Bond	2.625%	7/31/14	12,078	12,103
	United States Treasury Note/Bond	0.125%	7/31/14	2,000	2,000

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
	United States Treasury Note/Bond	4.250%	8/15/14	51,506	51,772
	United States Treasury Note/Bond	0.500%	8/15/14	3,879	3,881
	United States Treasury Note/Bond	2.375%	8/31/14	35,742	35,876
	United States Treasury Note/Bond	0.250%	8/31/14	7,000	7,002
	United States Treasury Note/Bond	0.250%	9/15/14	6,622	6,624
	United States Treasury Note/Bond	2.375%	9/30/14	4,000	4,022
	United States Treasury Note/Bond	0.250%	9/30/14	2,000	2,001
	United States Treasury Note/Bond	0.500%	10/15/14	5,000	5,006
	United States Treasury Note/Bond	2.375%	10/31/14	5,000	5,038
	United States Treasury Note/Bond	4.250%	11/15/14	1,512	1,535
	United States Treasury Note/Bond	0.375%	11/15/14	2,500	2,503
	United States Treasury Note/Bond	2.125%	11/30/14	2,000	2,017
Total U.S. Government and Agency Obligations (Cost $442,271)					442,271
Commercial Paper (31.9%)
Finance—Auto (1.8%)
	American Honda Finance Corp.	0.120%	8/6/14	2,000	2,000
	American Honda Finance Corp.	0.120%	8/7/14	3,000	3,000
	American Honda Finance Corp.	0.130%	9/22/14	500	500
4	Toyota Motor Credit Corp.	0.182%	7/7/14	1,000	1,000
	Toyota Motor Credit Corp.	0.200%	7/14/14	1,000	1,000
	Toyota Motor Credit Corp.	0.200%	7/21/14	5,000	4,999
	Toyota Motor Credit Corp.	0.200%	10/1/14	1,500	1,499
4	Toyota Motor Credit Corp.	0.191%	10/31/14	2,000	2,000
4	Toyota Motor Credit Corp.	0.191%	11/7/14	1,000	1,000
4	Toyota Motor Credit Corp.	0.191%	11/13/14	1,000	1,000
4	Toyota Motor Credit Corp.	0.202%	12/4/14	4,000	4,000
4	Toyota Motor Credit Corp.	0.000%	1/5/15	1,000	1,000
					22,998
Finance—Other (3.2%)
	General Electric Capital Corp.	0.175%	7/11/14	750	750
	General Electric Capital Corp.	0.190%	7/14/14	6,000	6,000
	General Electric Capital Corp.	0.170%	9/2/14	5,000	4,998
	General Electric Capital Corp.	0.150%	9/10/14	3,000	2,999
	General Electric Capital Corp.	0.190%	9/29/14	1,000	1,000
	General Electric Capital Corp.	0.190%	10/2/14	1,000	999
	General Electric Capital Corp.	0.190%	10/6/14	2,000	1,999
	General Electric Capital Corp.	0.190%	11/4/14	2,500	2,498
	General Electric Capital Corp.	0.190%	11/5/14	500	500
	General Electric Capital Corp.	0.190%	11/7/14	2,000	1,999
	General Electric Capital Corp.	0.190%	11/12/14	1,500	1,499
	General Electric Capital Corp.	0.180%	11/21/14	3,000	2,998
	General Electric Capital Corp.	0.190%	12/1/14	2,000	1,998
	General Electric Capital Corp.	0.190%	12/8/14	500	500
5	Govco LLC	0.180%	7/14/14	2,000	2,000
5	Govco LLC	0.170%	8/11/14	4,500	4,499
5	Govco LLC	0.180%	9/16/14	1,000	1,000
5	Govco LLC	0.190%	9/24/14	1,103	1,102
					39,338
Foreign Banks (15.2%)
[4,5]	Australia & New Zealand
	Banking Group, Ltd.	0.161%	8/13/14	2,500	2,500
[4,5]	Australia & New Zealand
	Banking Group, Ltd.	0.193%	8/20/14	7,500	7,500

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
[4,5]	Australia & New Zealand
	Banking Group, Ltd.	0.212%	9/16/14	1,000	1,000
[4,5]	Australia & New Zealand
	Banking Group, Ltd.	0.164%	10/9/14	3,000	3,000
[4,5]	Australia & New Zealand
	Banking Group, Ltd.	0.164%	10/24/14	3,000	3,000
[4,5]	Australia & New Zealand
	Banking Group, Ltd.	0.186%	2/13/15	2,500	2,500
[4,5]	Australia & New Zealand
	Banking Group, Ltd.	0.222%	2/25/15	3,000	3,000
[4,5]	Australia & New Zealand
	Banking Group, Ltd.	0.223%	5/7/15	3,000	3,000
[4,5]	Australia & New Zealand
	Banking Group, Ltd.	0.217%	5/14/15	2,500	2,500
[4,5]	Commonwealth Bank of Australia	0.181%	10/1/14	4,999	4,999
[4,5]	Commonwealth Bank of Australia	0.224%	10/24/14	500	500
[4,5]	Commonwealth Bank of Australia	0.172%	11/12/14	2,500	2,500
[4,5]	Commonwealth Bank of Australia	0.221%	11/28/14	4,000	4,000
[4,5]	Commonwealth Bank of Australia	0.221%	12/5/14	2,000	2,000
[4,5]	Commonwealth Bank of Australia	0.185%	12/17/14	1,000	1,000
[4,5]	Commonwealth Bank of Australia	0.221%	1/2/15	2,500	2,500
[4,5]	Commonwealth Bank of Australia	0.223%	2/6/15	2,000	2,000
[4,5]	Commonwealth Bank of Australia	0.222%	2/20/15	1,000	1,000
[4,5]	Commonwealth Bank of Australia	0.223%	3/16/15	2,000	2,000
[4,5]	Commonwealth Bank of Australia	0.224%	3/19/15	3,000	3,000
5	DNB Bank ASA	0.200%	7/7/14	4,000	4,000
5	DNB Bank ASA	0.195%	8/1/14	9,000	8,998
[4,5]	National Australia Funding
	Delaware Inc.	0.172%	7/15/14	3,000	3,000
5	National Australia Funding
	Delaware Inc.	0.200%	12/19/14	10,000	9,990
5	Nordea Bank AB	0.200%	7/9/14	1,180	1,180
5	Nordea Bank AB	0.215%	8/22/14	8,000	7,997
5	Nordea Bank AB	0.210%	9/9/14	5,000	4,998
5	Nordea Bank AB	0.220%	10/14/14	5,000	4,997
5	Nordea Bank AB	0.225%	10/23/14	5,000	4,996
5	Nordea Bank AB	0.220%	11/14/14	3,000	2,997
	Rabobank USA Financial Corp.	0.230%	7/8/14	1,000	1,000
5	Skandinaviska Enskilda Banken AB	0.190%	7/1/14	5,000	5,000
5	Skandinaviska Enskilda Banken AB	0.190%	7/9/14	1,500	1,500
5	Skandinaviska Enskilda Banken AB	0.190%	8/5/14	1,320	1,320
5	Skandinaviska Enskilda Banken AB	0.165%	8/6/14	4,000	3,999
5	Skandinaviska Enskilda Banken AB	0.170%	9/9/14	4,000	3,999
5	Skandinaviska Enskilda Banken AB	0.170%	9/11/14	6,000	5,998
5	Skandinaviska Enskilda Banken AB	0.170%	10/1/14	5,000	4,998
5	Svenska HandelsBanken Inc.	0.220%	9/26/14	4,050	4,048
5	Svenska HandelsBanken Inc.	0.205%	11/7/14	5,000	4,996
5	Svenska HandelsBanken Inc.	0.200%	12/1/14	1,000	999
	Swedbank AB	0.185%	7/10/14	2,000	2,000
	Swedbank AB	0.185%	7/11/14	2,000	2,000
	Swedbank AB	0.185%	7/14/14	2,000	2,000
	Swedbank AB	0.175%	7/16/14	3,000	3,000
	Swedbank AB	0.175%	7/17/14	4,000	4,000
	Swedbank AB	0.175%	7/18/14	2,900	2,900
	Swedbank AB	0.190%	8/6/14	2,000	2,000
	Swedbank AB	0.170%	9/2/14	3,000	2,999
	Swedbank AB	0.165%	9/12/14	2,500	2,499
	Swedbank AB	0.180%	10/7/14	750	750
[4,5]	Westpac Banking Corp.	0.201%	8/7/14	1,000	1,000
[4,5]	Westpac Banking Corp.	0.224%	9/17/14	2,000	2,000
[4,5]	Westpac Banking Corp.	0.225%	9/19/14	2,000	2,000
[4,5]	Westpac Banking Corp.	0.223%	9/22/14	8,000	8,000
[4,5]	Westpac Banking Corp.	0.222%	11/14/14	3,000	3,000
[4,5]	Westpac Banking Corp.	0.225%	2/19/15	4,000	4,000
[4,5]	Westpac Banking Corp.	0.221%	3/9/15	1,500	1,500
					190,157
Foreign Governments (5.4%)
5	CDP Financial Inc.	0.180%–0.190%	7/21/14	1,300	1,300
5	CDP Financial Inc.	0.190%–0.200%	8/21/14	8,200	8,198
5	CDP Financial Inc.	0.150%	8/27/14	250	250
5	CDP Financial Inc.	0.150%	9/9/14	500	500

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
5	CDP Financial Inc.	0.160%	9/15/14	250	250
5	CDP Financial Inc.	0.190%	9/16/14	250	250
5	CDP Financial Inc.	0.160%	9/18/14	250	250
5	CDP Financial Inc.	0.190%	10/1/14	500	500
5	CDP Financial Inc.	0.190%	10/10/14	500	500
5	CDP Financial Inc.	0.190%	10/28/14	500	500
5	CDP Financial Inc.	0.190%	11/3/14	500	499
5	CDP Financial Inc.	0.190%	11/4/14	250	250
5	CDP Financial Inc.	0.210%	11/25/14	250	250
6	CPPIB Capital Inc.	0.140%	7/2/14	3,000	3,000
6	CPPIB Capital Inc.	0.140%	7/3/14	2,000	2,000
6	CPPIB Capital Inc.	0.140%	7/7/14	1,000	1,000
6	CPPIB Capital Inc.	0.140%	7/10/14	2,000	2,000
6	CPPIB Capital Inc.	0.140%	8/1/14	1,000	1,000
6	CPPIB Capital Inc.	0.170%	8/12/14	3,430	3,429
6	CPPIB Capital Inc.	0.140%	8/18/14	250	250
6	CPPIB Capital Inc.	0.180%	8/20/14	500	500
6	CPPIB Capital Inc.	0.140%	9/2/14	2,000	1,999
6	CPPIB Capital Inc.	0.140%	9/4/14	6,000	5,998
6	CPPIB Capital Inc.	0.140%	9/9/14	5,700	5,698
6	CPPIB Capital Inc.	0.140%	9/12/14	1,000	1,000
6	CPPIB Capital Inc.	0.200%	11/12/14	5,000	4,996
6	PSP Capital Inc.	0.140%	7/14/14	1,000	1,000
6	PSP Capital Inc.	0.250%	7/23/14	1,000	1,000
6	PSP Capital Inc.	0.140%	8/5/14	250	250
6	PSP Capital Inc.	0.140%	8/11/14	1,000	1,000
6	PSP Capital Inc.	0.140%–0.180%	8/18/14	5,550	5,549
6	PSP Capital Inc.	0.140%	8/19/14	4,000	3,999
6	PSP Capital Inc.	0.140%	8/20/14	3,000	2,999
6	PSP Capital Inc.	0.150%	8/26/14	250	250
6	PSP Capital Inc.	0.160%	9/16/14	4,000	3,998
6	PSP Capital Inc.	0.150%	9/17/14	1,000	1,000
6	PSP Capital Inc.	0.160%	9/22/14	250	250
					67,662
Foreign Industrial (1.7%)
5	BASF SE	0.130%	9/23/14	1,000	1,000
5	BASF SE	0.130%	9/24/14	1,000	1,000
5	BASF SE	0.130%	9/25/14	2,000	1,999
5	BASF SE	0.130%	9/26/14	1,000	1,000
5	GlaxoSmithKline Finance plc	0.140%	7/17/14	250	250
5	GlaxoSmithKline Finance plc	0.120%	9/3/14	1,000	1,000
5	GlaxoSmithKline Finance plc	0.140%	10/2/14	1,000	1,000
5	GlaxoSmithKline Finance plc	0.140%	10/8/14	1,000	999
5	Nestle Capital Corp.	0.170%	7/8/14	5,000	5,000
5	Nestle Capital Corp.	0.170%	7/10/14	3,000	3,000
	Nestle Finance International Ltd.	0.170%	8/21/14	2,500	2,499
	Toyota Credit Canada Inc.	0.230%	7/2/14	500	500
	Toyota Credit Canada Inc.	0.210%	9/17/14	1,000	999
	Toyota Credit Canada Inc.	0.210%	10/20/14	1,000	999
					21,245
Industrial (4.6%)
5	Apple Inc.	0.150%	11/5/14	500	500
	Caterpillar Financial Services Corp.	0.150%	7/14/14	1,500	1,500
5	Emerson Electric Co.	0.130%	7/9/14	500	500
5	Henkel of America Inc.	0.080%	7/1/14	14,000	14,000
5	Henkel of America Inc.	0.190%	7/29/14	2,460	2,460
5	Procter & Gamble Co.	0.160%	10/23/14	1,000	999
5	Procter & Gamble Co.	0.160%	10/24/14	1,000	999
5	Procter & Gamble Co.	0.160%	10/27/14	1,000	999
5	Procter & Gamble Co.	0.160%	10/30/14	750	750
5	Procter & Gamble Co.	0.160%	10/31/14	1,000	999
5	Procter & Gamble Co.	0.170%	12/1/14	500	500
5	The Coca-Cola Co.	0.170%	7/7/14	2,250	2,250
5	The Coca-Cola Co.	0.170%	7/8/14	1,250	1,250
5	The Coca-Cola Co.	0.170%	7/9/14	1,000	1,000
5	The Coca-Cola Co.	0.170%	7/10/14	2,500	2,500
5	The Coca-Cola Co.	0.170%	8/4/14	500	500
5	The Coca-Cola Co.	0.170%	8/5/14	1,000	1,000
5	The Coca-Cola Co.	0.180%	8/14/14	1,500	1,500
5	The Coca-Cola Co.	0.180%	8/15/14	500	500
5	The Coca-Cola Co.	0.180%	8/18/14	1,500	1,500

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
5	The Coca-Cola Co.	0.180%	8/19/14	750	750
5	The Coca-Cola Co.	0.180%	8/20/14	500	500
5	The Coca-Cola Co.	0.180%	8/22/14	500	500
5	The Coca-Cola Co.	0.180%	9/2/14	500	500
5	The Coca-Cola Co.	0.180%	9/3/14	500	500
5	The Coca-Cola Co.	0.180%	9/4/14	2,500	2,499
5	The Coca-Cola Co.	0.180%	9/5/14	1,000	1,000
5	The Coca-Cola Co.	0.180%	10/3/14	1,300	1,299
5	The Coca-Cola Co.	0.180%	10/9/14	1,500	1,499
5	The Coca-Cola Co.	0.180%	10/14/14	5,500	5,497
5	The Coca-Cola Co.	0.170%	11/6/14	1,250	1,249
5	The Coca-Cola Co.	0.170%	11/12/14	500	500
5	The Coca-Cola Co.	0.170%	11/13/14	1,500	1,499
5	The Coca-Cola Co.	0.170%	11/14/14	2,500	2,498
5	The Coca-Cola Co.	0.170%	11/17/14	1,000	999
					57,495
Total Commercial Paper (Cost $398,895)					398,895
Certificates of Deposit (27.6%)
Domestic Banks (7.5%)
	Branch Banking & Trust Co.	0.190%	9/24/14	4,000	4,000
	Citibank NA	0.210%	9/17/14	4,000	4,000
	Citibank NA	0.210%	9/18/14	4,000	4,000
	Citibank NA	0.200%	10/1/14	2,500	2,500
	Citibank NA	0.195%	10/17/14	5,000	5,000
	State Street Bank & Trust Co.	0.180%	8/8/14	2,000	2,000
	State Street Bank & Trust Co.	0.180%	8/12/14	1,274	1,274
	State Street Bank & Trust Co.	0.180%	8/15/14	1,500	1,500
	State Street Bank & Trust Co.	0.190%	9/10/14	9,000	9,000
	State Street Bank & Trust Co.	0.200%	10/6/14	7,000	7,000
4	State Street Bank & Trust Co.	0.202%	11/21/14	1,000	1,000
	State Street Bank & Trust Co.	0.200%	12/15/14	15,000	15,000
4	Wells Fargo Bank NA	0.184%	8/18/14	5,000	5,000
4	Wells Fargo Bank NA	0.181%	9/5/14	5,000	5,000
4	Wells Fargo Bank NA	0.201%	11/5/14	2,000	2,000
	Wells Fargo Bank NA	0.210%	11/6/14	3,000	3,000
4	Wells Fargo Bank NA	0.219%	1/29/15	4,500	4,500
4	Wells Fargo Bank NA	0.222%	2/11/15	5,000	5,000
4	Wells Fargo Bank NA	0.219%	2/27/15	5,000	5,000
4	Wells Fargo Bank NA	0.224%	3/24/15	3,000	3,000
4	Wells Fargo Bank NA	0.221%	4/1/15	2,000	2,000
4	Wells Fargo Bank NA	0.232%	5/15/15	3,000	3,000
					93,774
Eurodollar Certificates of Deposit (0.4%)
	National Australia Bank Ltd.	0.180%	8/27/14	5,000	5,000

Yankee Certificates of Deposit (19.7%)
4	Bank of Montreal (Chicago Branch)	0.171%	8/5/14	6,000	6,000
4	Bank of Montreal (Chicago Branch)	0.172%	8/6/14	3,500	3,500
4	Bank of Montreal (Chicago Branch)	0.221%	9/5/14	850	850
	Bank of Montreal (Chicago Branch)	0.170%	9/10/14	7,000	7,000
4	Bank of Montreal (Chicago Branch)	0.182%	10/14/14	2,000	2,000
4	Bank of Montreal (Chicago Branch)	0.182%	12/8/14	1,000	1,000
	Bank of Nova Scotia (Houston Branch)	0.180%	8/29/14	6,000	6,000
	Bank of Nova Scotia (Houston Branch)	0.180%	9/16/14	3,000	3,000
4	Bank of Nova Scotia (Houston Branch)	0.179%	10/31/14	6,000	6,000
4	Bank of Nova Scotia (Houston Branch)	0.183%	11/21/14	3,000	3,000
	Bank of Nova Scotia (Houston Branch)	0.200%	12/4/14	5,000	5,000
	Bank of Nova Scotia (Houston Branch)	0.220%	12/12/14	2,000	2,000
4	Credit Suisse (New York Branch)	0.196%	8/1/14	6,000	6,000
	Credit Suisse (New York Branch)	0.200%	8/7/14	4,000	4,000
	Credit Suisse (New York Branch)	0.210%	8/22/14	5,000	5,000
4	Credit Suisse (New York Branch)	0.206%	9/2/14	6,000	6,000
	Credit Suisse (New York Branch)	0.220%	9/5/14	5,000	5,000
	Credit Suisse (New York Branch)	0.250%	9/15/14	3,000	3,000
	DNB Bank ASA (New York Branch)	0.190%	7/11/14	3,500	3,500
	DNB Bank ASA (New York Branch)	0.170%	8/4/14	6,000	6,000
	DNB Bank ASA (New York Branch)	0.165%	9/9/14	2,500	2,500
	DNB Bank ASA (New York Branch)	0.165%	9/23/14	2,000	2,000

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
	DNB Bank ASA (New York Branch)	0.185%	10/23/14	2,000	2,000
	Nordea Bank Finland plc
	(New York Branch)	0.205%	9/15/14	5,000	5,000
	Nordea Bank Finland plc
	(New York Branch)	0.210%	9/18/14	2,000	2,000
	Nordea Bank Finland plc
	(New York Branch)	0.220%	10/22/14	2,200	2,200
	Nordea Bank Finland plc
	(New York Branch)	0.215%	11/24/14	500	500
	Nordea Bank Finland plc
	(New York Branch)	0.215%	12/1/14	1,000	1,000
	Rabobank Nederland
	(New York Branch)	0.200%	9/10/14	3,000	3,000
	Rabobank Nederland
	(New York Branch)	0.210%	10/3/14	3,000	3,000
4	Rabobank Nederland
	(New York Branch)	0.182%	10/6/14	3,000	3,000
4	Rabobank Nederland
	(New York Branch)	0.181%	10/7/14	7,000	7,000
4	Rabobank Nederland
	(New York Branch)	0.182%	10/14/14	12,000	12,000
	Rabobank Nederland
	(New York Branch)	0.210%	11/7/14	5,500	5,500
	Rabobank Nederland
	(New York Branch)	0.350%	1/12/15	3,000	3,002
4	Royal Bank of Canada
	(New York Branch)	0.184%	8/18/14	5,000	5,000
4	Royal Bank of Canada
	(New York Branch)	0.204%	11/24/14	3,000	3,000
4	Royal Bank of Canada
	(New York Branch)	0.232%	2/12/15	1,200	1,200
4	Royal Bank of Canada
	(New York Branch)	0.233%	2/20/15	1,500	1,500
4	Royal Bank of Canada
	(New York Branch)	0.233%	2/23/15	5,500	5,500
4	Royal Bank of Canada
	(New York Branch)	0.231%	3/4/15	3,000	3,000
4	Royal Bank of Canada
	(New York Branch)	0.234%	3/24/15	5,000	5,000
	Skandinaviska Enskilda Banken
	(New York Branch)	0.160%	8/27/14	2,000	2,000
	Svenska HandelsBanken
	(New York Branch)	0.220%	7/1/14	4,000	4,000
	Svenska HandelsBanken
	(New York Branch)	0.215%	9/11/14	4,000	4,000
	Svenska HandelsBanken
	(New York Branch)	0.225%	9/26/14	500	500
	Svenska HandelsBanken
	(New York Branch)	0.215%	11/26/14	3,000	3,000
	Svenska HandelsBanken
	(New York Branch)	0.200%	12/1/14	1,000	1,000
	Svenska HandelsBanken
	(New York Branch)	0.215%	12/12/14	5,000	5,000
	Svenska HandelsBanken
	(New York Branch)	0.200%	12/15/14	2,000	2,000
	Swedbank AB (New York Branch)	0.170%	8/15/14	4,000	4,000
	Toronto Dominion Bank
	(New York Branch)	0.200%	10/6/14	4,000	4,000
4	Toronto Dominion Bank
	(New York Branch)	0.182%	10/14/14	2,000	2,000
4	Toronto Dominion Bank
	(New York Branch)	0.179%	10/28/14	5,000	5,000
4	Toronto Dominion Bank
	(New York Branch)	0.214%	11/18/14	4,000	4,000
4	Toronto Dominion Bank
	(New York Branch)	0.213%	11/24/14	5,000	5,000
4	Toronto Dominion Bank
	(New York Branch)	0.215%	12/19/14	3,000	3,000

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
4	Toronto Dominion Bank
	(New York Branch)	0.211%	2/3/15	5,000	5,000
4	Toronto Dominion Bank
	(New York Branch)	0.212%	2/6/15	2,000	2,000
4	Toronto Dominion Bank (
	New York Branch)	0.222%	6/8/15	4,000	4,000
	UBS AG (Stamford Branch)	0.180%	7/29/14	4,000	4,000
	UBS AG (Stamford Branch)	0.180%	8/4/14	5,000	5,000
4	Westpac Banking Corp.
	(New York Branch)	0.202%	8/6/14	4,000	4,000
4	Westpac Banking Corp.
	(New York Branch)	0.230%	8/28/14	3,000	3,000
4	Westpac Banking Corp.
	(New York Branch)	0.212%	9/26/14	2,000	2,000
4	Westpac Banking Corp.
	(New York Branch)	0.222%	12/12/14	4,000	4,000
4	Westpac Banking Corp.
	(New York Branch)	0.221%	12/29/14	2,500	2,500
					245,752
Total Certificates of Deposit (Cost $344,526)					344,526
Other Notes (1.8%)
	Bank of America NA	0.190%	9/4/14	3,000	3,000
	Bank of America NA	0.190%	9/5/14	4,150	4,150
	Bank of America NA	0.190%	9/8/14	2,000	2,000
	Bank of America NA	0.190%	9/8/14	5,000	5,000
	Bank of America NA	0.190%	9/9/14	2,000	2,000
	Bank of America NA	0.190%	9/12/14	5,000	5,000
	Bank of America NA	0.200%	10/2/14	2,000	2,000
Total Other Notes (Cost $23,150)					23,150
Tax-Exempt Municipal Bonds (0.2%)
7	Arizona Health Facilities Authority
	Revenue (Banner Health) VRDO	0.080%	7/7/14	250	250
7	California Statewide Communities
	Development Authority Multifamily
	Housing Revenue (Wilshire Court
	Project) VRDO	0.070%	7/7/14	100	100
7	Clark County NV Airport System
	Revenue VRDO	0.070%	7/7/14	100	100
7	District of Columbia Revenue
	(Washington Drama Society) VRDO	0.070%	7/7/14	250	250
7	New York State Housing
	Finance Agency Housing Revenue
	(70 Battery Place) VRDO	0.070%	7/7/14	100	100
7	Tarrant County TX Cultural Education
	Facilities Finance Corp. Hospital
	Revenue (Scott & White Healthcare
	Project) VRDO	0.070%	7/7/14	545	545
	Texas Department of Housing &
	Community Affairs Single Family
	Revenue VRDO	0.070%	7/7/14	300	300
	Texas Department of Housing &
	Community Affairs Single Family
	Revenue VRDO	0.070%	7/7/14	500	500
7	Wisconsin Health & Educational
	Facilities Authority Revenue
	(University of Wisconsin Medical
	Foundation) VRDO	0.100%	7/7/14	200	200
Total Tax-Exempt Municipal Bonds (Cost $2,345)					2,345

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
Corporate Bonds (1.6%)
Finance (1.0%)
	Royal Bank of Canada	1.450%	10/30/14	7,541	7,570
4	Royal Bank of Canada	0.460%	1/6/15	1,400	1,402
4	Toronto-Dominion Bank	0.527%	7/14/14	1,250	1,250
	Toronto-Dominion Bank	1.375%	7/14/14	2,000	2,001
					12,223
Industrial (0.6%)
4	Toyota Motor Credit Corp.	0.227%	1/14/15	1,500	1,500
4	Toyota Motor Credit Corp.	0.231%	6/10/15	6,000	6,000
					7,500
Total Corporate Bonds (Cost $19,723)					19,723
Taxable Municipal Bonds (0.3%)
Taxable Municipal Bonds (0.3%)
[6,7]	BlackRock Municipal Bond Trust
	TOB VRDO	0.100%	7/1/14	185	185
[6,7]	BlackRock Municipal Income
	Investment Quality Trust TOB VRDO	0.100%	7/1/14	100	100
[6,7]	BlackRock Municipal Income Trust
	TOB VRDO	0.100%	7/1/14	1,650	1,650
[6,7]	BlackRock MuniHoldings Fund II, Inc.
	TOB VRDO	0.100%	7/1/14	150	150
[6,7]	BlackRock MuniHoldings Fund, Inc.
	TOB VRDO	0.100%	7/1/14	195	195
[6,7]	BlackRock MuniHoldings
	Quality Fund II, Inc. TOB VRDO	0.100%	7/1/14	1,550	1,550
[6,7]	BlackRock MuniHoldings
	Quality Fund II, Inc. TOB VRDO	0.100%	7/1/14	205	205
[6,7]	BlackRock MuniYield Investment
	Quality Fund TOB VRDO	0.100%	7/1/14	130	130
[6,7]	BlackRock Strategic Municipal Trust
	TOB VRDO	0.100%	7/1/14	100	100
[6,7]	Los Angeles CA Department of
	Water & Power Revenue TOB VRDO	0.220%	7/7/14	145	145
6	Massachusetts Transportation Fund
	Revenue TOB VRDO	0.220%	7/7/14	100	100
6	Seattle WA Municipal Light & Power
	Revenue TOB VRDO	0.220%	7/7/14	100	100
Total Taxable Municipal Bonds (Cost $4,610)					4,610

				Shares
Money Market Funds (2.1%)
8	Vanguard Municipal Cash
	Management Fund
	(Cost $25,603)	0.054%		25,602,544	25,603
Total Investments (100.9%) (Cost $1,261,123)				1,261,123
Other Assets and Liabilities (–0.9%)
Other Assets					14,340
Liabilities					(25,485)
					(11,145)
Net Assets (100%)
Applicable to 1,249,491,058 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,249,978
Net Asset Value per Share					$1.00

Vanguard Money Market Portfolio

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in-Capital	1,249,891
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	87
Net Assets	1,249,978

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S.
Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.”
At June 30, 2014, the aggregate value of these securities was $259,350,000, representing 20.7% of net assets.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the aggregate value of these securities was $54,776,000, representing 4.4% of net assets.
7 Scheduled principal and interest payments are guaranteed by bank letter of credit.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Interest[1]	1,011
Total Income	1,011
Expenses
The Vanguard Group—Note B
Investment Advisory Services	14
Management and Administrative	811
Marketing and Distribution	169
Custodian Fees	14
Shareholders’ Reports	11
Total Expenses	1,019
Expense Reduction—Note B	(637)
Net Expenses	382
Net Investment Income	629
Realized Net Gain (Loss) on
Investment Securities Sold	8
Net Increase (Decrease) in Net Assets
Resulting from Operations	637

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	629	1,224
Realized Net Gain (Loss)	8	26
Net Increase (Decrease) in Net Assets Resulting from Operations	637	1,250
Distributions
Net Investment Income	(629)	(1,224)
Realized Capital Gain	—	—
Total Distributions	(629)	(1,224)
Capital Share Transactions (at $1.00 per share)
Issued	262,349	808,536
Issued in Lieu of Cash Distributions	629	1,224
Redeemed	(320,732)	(610,287)
Net Increase (Decrease) from Capital Share Transactions	(57,754)	199,473
Total Increase (Decrease)	(57,746)	199,499
Net Assets
Beginning of Period	1,307,724	1,108,225
End of Period	1,249,978	1,307,724

1 Interest income from an affiliated company of the portfolio was $8,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0005	.001	.001	.002	.002	.006
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.0005	.001	.001	.002	.002	.006
Distributions
Dividends from Net Investment Income	(.0005)	(.001)	(.001)	(.002)	(.002)	(.006)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.0005)	(.001)	(.001)	(.002)	(.002)	(.006)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.05%	0.11%	0.14%	0.17%	0.23%	0.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,250	$1,308	$1,108	$1,218	$1,214	$1,415
Ratio of Total Expenses to
Average Net Assets	0.06%[1]	0.06%[1]	0.06%[1]	0.06%[1]	0.06%[1]	0.19%[2]
Ratio of Net Investment Income to
Average Net Assets	0.10%	0.11%	0.14%	0.17%	0.23%	0.67%
The expense ratio and net income ratio for the current period have been annualized.
1 The ratios of total expenses to average net assets before an expense reduction were 0.16% for 2014, 0.16% for 2013, 0.16% for 2012,
0.18% for 2011, and 0.18% for 2010. See Note B in the Notes to Financial Statements.
2 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.03% for 2009.

Notes to Financial Statements

Vanguard Money Market Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

Vanguard Money Market Portfolio

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the portfolio had contributed capital of $130,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield so as to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the period ended June 30, 2014, Vanguard’s expenses were reduced by $637,000 (an effective annual rate of 0.10% of the portfolio’s average net assets).

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The portfolio’s investment in Vanguard Municipal Cash Management Fund is valued based on Level 1 inputs. All of the portfolio’s other investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. At June 30, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 61% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

E. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	12/31/2013	6/30/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,000.49	$0.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.30

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.06%. The dollar amounts shown as “Expenses Paid”
are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period. If certain fees were not voluntarily waived by Vanguard during the period, the annualized expense ratio would have been 0.16% and the expenses paid in the actual and hypothetical examples above would have been $0.79 and $0.80, respectively.

Vanguard Money Market Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Money Market Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® REIT Index Portfolio

Real estate investment trusts bounced back strongly from a sluggish 2013, easily outperforming the broad U.S. market as lower interest rates boosted prospects for REITs. For the six months ended June 30, 2014, Vanguard REIT Index Portfolio returned 17.53%, in line with its target index (17.68%) and slightly ahead of the average return of competing real estate funds (16.82%).

The table below shows the returns of your portfolio and its comparative standards for the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As interest rates reversed course and declined, REITs rebounded
After rising in 2013, bond yields switched course in the first half of 2014. The yield of the 10-year Treasury note ended the period at 2.54%, down from 2.97% six months earlier. The drop in interest rates helped REITs rebound from their decline through the last three quarters of 2013.

Falling rates often help REITs. Because REITs are required to pay out at least 90% of their income as dividends to their investors, they rely heavily on the markets to raise cash to finance growth. That can help their profit margins when capital becomes less expensive. REITs’ dividends also compete for market attention with other income-generating investments, including bonds. When those other assets offer lower yields, the income generated by REITs can look more attractive, even though REITs, as equity investments, carry higher risks.

While all subsets of the REIT market rose by double digits, residential REITs led the way with a return of 23%. The improving job market, along with relatively tight credit conditions for home buyers, proved favorable for apartment building owners.

Office REITs also did particularly well, returning 19% as the commercial real estate market showed strength across many regions of the country. Retail REITs (17%) benefited from falling vacancy rates that allowed landlords to raise rents on choice properties.

Specialized REITs, the largest subset of the REIT market, also returned 17% as hotels, storage facilities, and health care properties continued to enjoy growing demand.

Industrial and diversified REITs, two of the smaller subsectors, recorded more modest returns.

Don’t let complacency set your course adrift
Volatility, a hallmark of stock investing, diminished across most of the U.S. stock market recently, and returns have been robust. In the more than five years since its March 2009 bottom, the broad U.S. stock market, as measured by the Russell 3000 Index, has produced average annual returns of about 26%. That’s more than double the market’s historical average annual return. Results for REITs have been comparable.

The investment winds don’t always blow so favorably, of course. While the smooth sailing lasts, however, it creates risks of its own: In such a calm climate, it can be easy to lose sight of fundamentals, especially the importance of rebalancing. Without rebalancing—periodically adjusting your asset allocation so that it stays in line with your goals and risk tolerance—you can end up with an asset mix that’s very different from, and potentially riskier than, the one you intended to have.

Whether the market’s moving up, down, or sideways, we always encourage our clients to stay focused on four keys to Vanguard’s timeless principles for investment success: goals, balance, cost, and discipline. (You can read more about our principles in Vanguard’s Principles for Investment Success, available at vanguard.com/research.)

Total Returns
Six Months Ended
June 30, 2014
Vanguard REIT Index Portfolio	17.53%
MSCI US REIT Index	17.68
Variable Insurance Real Estate Funds Average[1]	16.82

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Real Estate
	Portfolio	Funds Average
REIT Index Portfolio	0.27%	1.00%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the portfolio’s expense ratio was
0.27%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard REIT Index Portfolio

Portfolio Profile
As of June 30, 2014

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	137	137	3,730
Median Market Cap	$9.4B	$9.4B	$45.5B
Price/Earnings Ratio	56.3x	56.3x	20.7x
Price/Book Ratio	2.3x	2.3x	2.7x
Dividend Yield[3]	3.8%	3.8%	1.8%
Return on Equity	4.4%	4.4%	17.4%
Earnings Growth Rate	14.3%	14.3%	14.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	11%	—	—
Expense Ratio[5]	0.27%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.47
Beta	1.00	0.88

Portfolio Allocation by REIT Type

Specialized	28.8%
Retail	25.7
Residential	16.3
Office	13.3
Diversified	10.9
Industrial	4.8
Hotel & Resort	0.1
Health Care	0.1

Ten Largest Holdings[6] (% of total net assets)

Simon Property
Group Inc.	Retail REITs	8.6%
Public Storage	Specialized REITs	4.1
Equity Residential	Residential REITs	3.6
Prologis Inc.	Industrial REITs	3.4
HCP Inc.	Specialized REITs	3.1
Ventas Inc.	Specialized REITs	3.1
AvalonBay
Communities Inc.	Residential REITs	3.0
Health Care REIT Inc.	Specialized REITs	3.0
Boston Properties Inc.	Office REITs	3.0
Vornado Realty Trust	Diversified REITs	3.0
Top Ten		37.9%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a portfolio). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a portfolio, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US REIT Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the annualized expense ratio was 0.27%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2003–June 30, 2014

Average Annual Total Returns: Periods Ended June 30, 2014

	Inception Date	One Year	Five Years	Ten Years
REIT Index Portfolio	2/9/1999	13.14%	23.57%	9.56%

1 Six months ended June 30, 2014.
2 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard REIT Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (99.8%)
Diversified REITs (10.9%)
Vornado Realty Trust	235,617	25,147
American Realty Capital
Properties Inc.	1,244,006	15,587
Duke Realty Corp.	456,895	8,297
WP Carey Inc.	124,713	8,032
Liberty Property Trust	205,464	7,793
Spirit Realty Capital Inc.	552,273	6,274
^ Lexington Realty Trust	288,456	3,176
Cousins Properties Inc.	252,050	3,138
Washington REIT	93,138	2,420
PS Business Parks Inc.	28,193	2,354
Empire State Realty
Trust Inc.	125,474	2,070
American Assets Trust Inc.	47,938	1,656
Select Income REIT	53,353	1,581
Investors Real Estate Trust	149,331	1,375
First Potomac Realty Trust	81,904	1,075
RAIT Financial Trust	113,723	941
Winthrop Realty Trust	48,335	742
Whitestone REIT	30,976	462
One Liberty Properties Inc.	17,617	376
		92,496
Health Care REITs (0.1%)
* CareTrust REIT Inc.	27,914	553

Hotel & Resort REITs (0.1%)
Chatham Lodging Trust	36,776	805

Industrial REITs (4.7%)
Prologis Inc.	698,316	28,694
DCT Industrial Trust Inc.	452,985	3,719
First Industrial Realty
Trust Inc.	153,724	2,896
EastGroup Properties Inc.	43,180	2,773
STAG Industrial Inc.	62,998	1,513
Monmouth Real Estate
Investment Corp. Class A	72,580	729
		40,324
Office REITs (13.3%)
Boston Properties Inc.	213,907	25,280
SL Green Realty Corp.	132,878	14,538
^ Digital Realty Trust Inc.	179,527	10,470
Alexandria Real Estate
Equities Inc.	100,166	7,777
Kilroy Realty Corp.	114,816	7,151
BioMed Realty Trust Inc.	269,205	5,877
Douglas Emmett Inc.	190,167	5,366
Highwoods Properties Inc.	125,588	5,268
Piedmont Office Realty
Trust Inc. Class A	215,545	4,082
CommonWealth REIT	148,941	3,920
Brandywine Realty Trust	219,126	3,418
Corporate Office
Properties Trust	122,210	3,399

			Market
			Value•
		Shares	($000)
	Mack-Cali Realty Corp.	117,546	2,525
	DuPont Fabros
	Technology Inc.	91,648	2,471
	Hudson Pacific Properties
	Inc.	79,492	2,014
	Parkway Properties Inc.	96,896	2,001
	Government Properties
	Income Trust	76,416	1,940
	Franklin Street Properties
	Corp.	126,057	1,586
	CyrusOne Inc.	48,591	1,210
	CoreSite Realty Corp.	29,771	985
	Gramercy Property Trust
	Inc.	147,733	894
	QTS Realty Trust Inc.
	Class A	18,164	520
			112,692
Residential REITs (16.3%)
	Equity Residential	479,446	30,205
	AvalonBay Communities
	Inc.	180,907	25,723
	Essex Property Trust Inc.	86,256	15,950
	UDR Inc.	351,279	10,057
	Camden Property Trust	119,407	8,496
	Mid-America Apartment
	Communities Inc.	104,750	7,652
	Apartment Investment &
	Management Co. Class A	204,106	6,587
	American Campus
	Communities Inc.	146,530	5,603
	Home Properties Inc.	79,674	5,096
	Equity Lifestyle Properties
	Inc.	110,609	4,885
	Post Properties Inc.	76,018	4,064
	American Homes 4 Rent
	Class A	193,749	3,441
	Sun Communities Inc.	56,442	2,813
	Education Realty Trust Inc.	190,145	2,042
	Associated Estates Realty
	Corp.	80,475	1,450
*	Starwood Waypoint
	Residential Trust	54,525	1,429
	Silver Bay Realty Trust Corp.	51,467	840
*	American Residential
	Properties Inc.	42,625	799
	Campus Crest Communities
	Inc.	90,076	780
			137,912
Retail REITs (25.6%)
	Simon Property Group Inc.	439,234	73,036
	General Growth Properties
	Inc.	741,060	17,459
	Realty Income Corp.	307,061	13,640
	Kimco Realty Corp.	572,804	13,163
	Macerich Co.	196,400	13,110

			Market
			Value•
		Shares	($000)
	Federal Realty Investment
	Trust	93,453	11,300
	DDR Corp.	426,485	7,519
	Regency Centers Corp.	129,041	7,185
	Taubman Centers Inc.	88,203	6,687
	National Retail Properties
	Inc.	170,417	6,338
	Weingarten Realty
	Investors	161,982	5,319
	Retail Properties of
	America Inc.	330,275	5,080
	Tanger Factory Outlet
	Centers Inc.	133,424	4,666
	CBL & Associates
	Properties Inc.	237,764	4,517
*	Washington Prime Group
	Inc.	216,801	4,063
	Brixmor Property Group Inc.	118,501	2,720
	Acadia Realty Trust	78,145	2,195
	Glimcher Realty Trust	202,494	2,193
	Equity One Inc.	90,442	2,134
	Retail Opportunity
	Investments Corp.	123,489	1,942
	Pennsylvania REIT	95,616	1,799
	Ramco-Gershenson
	Properties Trust	93,462	1,553
	Inland Real Estate Corp.	125,487	1,334
	Alexander’s Inc.	3,209	1,186
	Kite Realty Group Trust	183,088	1,124
	Excel Trust Inc.	82,986	1,106
	Saul Centers Inc.	17,158	834
	Rouse Properties Inc.	47,686	816
	Getty Realty Corp.	37,514	716
	Urstadt Biddle Properties
	Inc. Class A	33,048	690
	Agree Realty Corp.	20,881	631
	Cedar Realty Trust Inc.	93,825	586
	AmREIT Inc.	25,939	475
			217,116
Specialized REITs (28.8%)
	Public Storage	204,501	35,041
	HCP Inc.	638,978	26,441
	Ventas Inc.	411,377	26,369
	Health Care REIT Inc.	405,345	25,403
	Host Hotels & Resorts
	Inc.	1,057,752	23,281
	Extra Space Storage Inc.	153,639	8,181
	Senior Housing Properties
	Trust	281,768	6,844
	Omega Healthcare
	Investors Inc.	173,544	6,397
	Hospitality Properties Trust	209,137	6,358
	Corrections Corp. of
	America	162,144	5,326
	RLJ Lodging Trust	183,000	5,287
	LaSalle Hotel Properties	145,356	5,130

Vanguard REIT Index Portfolio

			Market
			Value•
		Shares	($000)
	Gaming and Leisure
	Properties Inc.	123,806	4,206
	Sunstone Hotel Investors
	Inc.	281,406	4,201
	EPR Properties	73,919	4,130
	Healthcare Trust of
	America Inc. Class A	331,530	3,992
*	Strategic Hotels & Resorts
	Inc.	321,177	3,761
	Geo Group Inc.	100,817	3,602
	CubeSmart	196,147	3,593
	Sovran Self Storage Inc.	45,589	3,522
	DiamondRock Hospitality
	Co.	273,300	3,504
	Healthcare Realty Trust Inc.	134,238	3,412
	Pebblebrook Hotel Trust	89,363	3,303
	Medical Properties Trust
	Inc.	236,694	3,134
	Ryman Hospitality
	Properties Inc.	63,474	3,056
	National Health Investors
	Inc.	39,364	2,463
	Chesapeake Lodging Trust	69,880	2,112
	Hersha Hospitality Trust
	Class A	282,999	1,899
	LTC Properties Inc.	48,600	1,897
	Sabra Health Care REIT Inc.	64,604	1,855
	FelCor Lodging Trust Inc.	156,123	1,641
	Ashford Hospitality Trust
	Inc.	117,480	1,356
	Summit Hotel Properties
	Inc.	119,172	1,263
	Aviv REIT Inc.	35,276	994
	Universal Health Realty
	Income Trust	16,977	738
	Ashford Hospitality Prime
	Inc.	33,973	583
			244,275
Total Real Estate Investment Trusts
(Cost $796,308)			846,173

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
[1,2] Vanguard Market
Liquidity Fund, 0.111%
(Cost $3,826)	3,826,176	3,826
Total Investments (100.3%)
(Cost $800,134)		849,999
Other Assets and Liabilities (–0.3%)
Other Assets		4,816
Liabilities[2]		(7,057)
		(2,241)
Net Assets (100%)
Applicable to 66,209,468 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		847,758
Net Asset Value Per Share		$12.80

At June 30, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		779,022
Undistributed Net Investment Income		423
Accumulated Net Realized Gains		18,448
Unrealized Appreciation (Depreciation)		49,865
Net Assets		847,758

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,903,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,985,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Dividends	10,990
Interest[1]	2
Securities Lending	4
Total Income	10,996
Expenses
The Vanguard Group—Note B
Investment Advisory Services	94
Management and Administrative	808
Marketing and Distribution	75
Custodian Fees	20
Shareholders’ Reports	14
Total Expenses	1,011
Net Investment Income	9,985
Realized Net Gain (Loss)
Capital Gain Distributions Received	2,024
Investment Securities Sold	11,486
Realized Net Gain (Loss)	13,510
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	95,786
Net Increase (Decrease) in Net Assets
Resulting from Operations	119,281

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,985	17,441
Realized Net Gain (Loss)	13,510	40,595
Change in Unrealized Appreciation (Depreciation)	95,786	(43,882)
Net Increase (Decrease) in Net Assets Resulting from Operations	119,281	14,154
Distributions
Net Investment Income	(26,131)	(14,020)
Realized Capital Gain [2]	(35,476)	(16,769)
Total Distributions	(61,607)	(30,789)
Capital Share Transactions
Issued	119,953	146,102
Issued in Lieu of Cash Distributions	61,607	30,789
Redeemed	(46,225)	(149,963)
Net Increase (Decrease) from Capital Share Transactions	135,335	26,928
Total Increase (Decrease)	193,009	10,293
Net Assets
Beginning of Period	654,749	644,456
End of Period[3]	847,758	654,749

1 Interest income from an affiliated company of the portfolio was $2,000.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $865,000 and $275,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $423,000 and $16,569,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.87	$12.12	$10.90	$10.35	$8.30	$7.65
Investment Operations
Net Investment Income	.159	.308	.264	.231	.198	.267
Net Realized and Unrealized Gain (Loss)
on Investments	1.839	.002	1.594	.634	2.108	1.247
Total from Investment Operations	1.998	.310	1.858	.865	2.306	1.514
Distributions
Dividends from Net Investment Income	(.453)	(.255)	(.233)	(.185)	(.256)	(.370)
Distributions from Realized Capital Gains	(.615)	(.305)	(.405)	(.130)	—	(.494)
Total Distributions	(1.068)	(.560)	(.638)	(.315)	(.256)	(.864)
Net Asset Value, End of Period	$12.80	$11.87	$12.12	$10.90	$10.35	$8.30

Total Return	17.53%	2.33%	17.46%	8.44%	28.25%	29.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$848	$655	$644	$516	$466	$339
Ratio of Total Expenses to
Average Net Assets	0.27%	0.27%	0.28%	0.28%	0.30%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.67%	2.50%	2.36%	2.21%	2.23%	4.04%
Portfolio Turnover Rate	11%	19%	8%	13%	17%	19%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Notes to Financial Statements

Vanguard REIT Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

6. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard REIT Index Portfolio

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the portfolio had contributed capital of $85,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2014, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2014, the cost of investment securities for tax purposes was $800,134,000. Net unrealized appreciation of investment securities for tax purposes was $49,865,000, consisting of unrealized gains of $105,898,000 on securities that had risen in value since their purchase and $56,033,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2014, the portfolio purchased $126,734,000 of investment securities and sold $40,334,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	Shares	Shares
	(000)	(000)
Issued	9,550	11,698
Issued in Lieu of Cash Distributions	5,186	2,467
Redeemed	(3,699)	(12,147)
Net Increase (Decrease) in Shares Outstanding	11,037	2,018

At June 30, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 56% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	12/31/2013	6/30/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,175.29	$1.46
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.46	1.35

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard REIT Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund REIT Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Short-Term Investment-Grade Portfolio

Bonds with short-term maturities weren’t the favorites in the fixed income universe over the six months ended June 30, 2014. However, the Short-Term Investment-Grade Portfolio turned in a solid performance. The portfolio returned 1.66% for the period, in line with its benchmark index, the Barclays U.S. 1–5 Year Credit Bond Index, and ahead of the 0.97% average return of peer-group funds.

The portfolio’s 30-day SEC yield was 1.44% on June 30, down from 1.54% six months ago, but up from 1.30% a year ago.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The advisor found opportunities among shorter-term issues
The investment environment for bonds over the six months ended June 30 was far different from the one that existed in calendar-year 2013, when yields rose and prices declined after the Federal Reserve announced that reductions were likely for its stimulative bond-buying program.

Bonds experienced several months of volatility and overall negative returns last year, and the Fed followed through on its plan and began winding down its purchases in January. (After the period’s close, the Fed revealed that the bond-buying program was likely to end in October.) Despite regular withdrawals of stimulus over the recent half year, in general, bond prices unexpectedly rose and yields drifted lower.

This trend, however, wasn’t as evident at the shorter end of the U.S. Treasury yield curve, which flattened as yields of longer-dated bonds declined. The Short-Term Investment-Grade Portfolio holds many 2-year and 5-year notes; the yield of the 2-year note rose a bit, while the 5-year yield declined slightly. Against this backdrop, short-term bonds trailed their intermediate- and long-term counterparts as well as the overall bond market.

Still, the portfolio benefited from the decision of its advisor, Vanguard Fixed Income Group, to emphasize mortgage-backed securities and issues from foreign agencies and supranationals, which are multinational organizations that provide financing and other services around the world. Favorable security selection among foreign agencies helped performance.

At the same time, the advisor’s conservative strategy restrained results. The Fixed Income Group historically maintains an allocation to short-term Treasury securities for liquidity purposes, and these holdings trailed the portfolio’s investment-grade bonds of comparable maturities.

For better results later, pull the savings lever now
Whether yields are going up or down, we can’t control how the financial markets perform, of course, but we can control how much we save. And it’s those savings that can most affect how much wealth we build. A Vanguard research paper found that “increasing the savings rate can have a substantially more positive impact on wealth accumulation than shifting to a more aggressive portfolio.” (You can read the full paper, Penny Saved, Penny Earned, at vanguard.com/research.)

There are a variety of ways to save effectively, and small shifts from spending to saving can make a meaningful difference. Perhaps the most important thing is to develop a savings mindset. As Warren Buffett said, “Don’t save what is left after spending; spend what is left after saving.”

Total Returns
Six Months Ended
June 30, 2014
Vanguard Short-Term Investment-Grade Portfolio	1.66%
Barclays U.S. 1–5 Year Credit Bond Index	1.69
Variable Insurance Short-Intermediate Investment Grade Debt Funds Average[1]	0.97

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Short-Intermediate
		Investment Grade Debt
	Portfolio	Funds Average
Short-Term Investment-Grade Portfolio	0.20%	0.64%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the portfolio’s annualized expense ratio was 0.20%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile
As of June 30, 2014

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	1,942	2,248	8,523
Yield[3]	1.4%	1.4%	2.2%
Yield to Maturity	1.4%[4]	1.4%	2.2%
Average Coupon	3.2%	3.6%	3.3%
Average Effective
Maturity	3.1 years	3.0 years	7.6 years
Average Duration	2.4 years	2.8 years	5.6 years
Expense Ratio[5]	0.20%	—	—
Short-Term Reserves	1.8%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.33
Beta	0.77	0.30

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	15.7%
1–3 Years	40.7
3–5 Years	33.8
5–7 Years	4.9
7–10 Years	4.5
10–20 Years	0.1
20–30 Years	0.1
Over 30 Years	0.2

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	17.8%
Finance	26.5
Foreign	9.3
Government Mortgage-Backed	0.1
Industrial	31.0
Treasury/Agency	10.1
Utilities	4.3
Other	0.9

Distribution by Credit Quality (% of portfolio)

U.S. Government	9.5%
Aaa	14.5
Aa	14.5
A	33.3
Baa	24.4
Ba	0.9
Caa	0.1
Ca	0.1
Other	0.2
Not Rated	2.5

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. 1–5 Year Credit Bond Index.
2 Barclays U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earlirst possible dates.
4 Before expenses.
5 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the portfolio’s annualized expense ratio was 0.20%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2003–June 30, 2014

Average Annual Total Returns: Periods Ended June 30, 2014

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Short-Term Investment-Grade Portfolio	2/8/1999	3.31%	3.93%	0.49%	3.42%	3.91%

1 Six months ended June 30, 2014.
See Financial Highlights for dividend and capital gains information.

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (10.0%)
U.S. Government Securities (9.9%)
[1,2]	United States Treasury Note/Bond	0.375%	11/15/14	10,500	10,511
	United States Treasury Note/Bond	0.375%	3/15/15	19,000	19,039
	United States Treasury Note/Bond	2.500%	3/31/15	3,500	3,563
	United States Treasury Note/Bond	0.250%	5/31/15	7,000	7,009
	United States Treasury Note/Bond	2.125%	5/31/15	1,300	1,324
	United States Treasury Note/Bond	0.375%	6/15/15	26,244	26,301
	United States Treasury Note/Bond	0.250%	7/15/15	12,500	12,512
	United States Treasury Note/Bond	0.250%	7/31/15	3,250	3,253
	United States Treasury Note/Bond	1.750%	7/31/15	4,500	4,577
	United States Treasury Note/Bond	0.250%	8/15/15	2,000	2,002
	United States Treasury Note/Bond	1.250%	8/31/15	17	17
	United States Treasury Note/Bond	0.750%	1/15/17	250	250
	United States Treasury Note/Bond	0.875%	6/15/17	27,900	27,904
	United States Treasury Note/Bond	0.750%	3/31/18	1,100	1,081
					119,343
Conventional Mortgage-Backed Securities (0.0%)
[3,4]	Fannie Mae Pool	6.000%	12/1/16	24	25
[3,4]	Fannie Mae Pool	6.500%	9/1/16	25	27
[3,4]	Freddie Mac Gold Pool	6.000%	4/1/17	24	25
					77
Nonconventional Mortgage-Backed Securities (0.1%)
[3,4,5] Fannie Mae Pool		2.125%	12/1/32	13	13
[3,4,5] Fannie Mae Pool		2.250%	6/1/33	116	121
[3,4,5] Fannie Mae Pool		2.310%	7/1/32	15	16
[3,4,5] Fannie Mae Pool		2.335%	5/1/33	96	103
[3,4,5] Fannie Mae Pool		2.340%	9/1/32	2	2
[3,4,5] Fannie Mae Pool		2.358%	2/1/37	37	40
[3,4,5] Fannie Mae Pool		2.375%	9/1/32	9	9
[3,4,5] Fannie Mae Pool		2.406%	8/1/33	61	65
[3,4,5] Fannie Mae Pool		2.420%	8/1/33	37	38
[3,4,5] Fannie Mae Pool		2.456%	8/1/37	15	16
[3,4,5] Fannie Mae Pool		2.472%	5/1/33	19	21
[3,4,5] Fannie Mae Pool		2.535%	8/1/33	44	45
[3,4,5] Fannie Mae Pool		2.550%	7/1/33	204	211
[3,4,5] Freddie Mac Non Gold Pool		2.379%	9/1/32	9	10
[3,4,5] Freddie Mac Non Gold Pool		2.474%	8/1/37	62	66
[3,4,5] Freddie Mac Non Gold Pool		2.518%	9/1/32	25	25
[3,4,5] Freddie Mac Non Gold Pool		2.586%	10/1/32–
			2/1/33	50	53
[3,4,5] Freddie Mac Non Gold Pool		2.589%	8/1/33	33	36
					890
Total U.S. Government and Agency Obligations (Cost $120,169)					120,310
Asset-Backed/Commercial Mortgage-Backed Securities (17.9%)
[3,6]	Ally Auto Receivables Trust 2010-3	2.690%	2/15/17	500	500
3	Ally Auto Receivables Trust 2011-1	2.230%	3/15/16	286	288
3	Ally Auto Receivables Trust 2013-SN1	0.900%	5/22/17	500	500
[3,6]	Ally Master Owner Trust Series 2010-2	4.590%	4/15/17	400	411
[3,5]	Ally Master Owner Trust Series 2010-4	1.222%	8/15/17	1,500	1,511
[3,5,6] Ally Master Owner Trust Series 2010-4		1.702%	8/15/17	990	1,000
[3,5,6] Ally Master Owner Trust Series 2010-4		2.102%	8/15/17	750	760
3	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,050	2,051
[3,5]	Ally Master Owner Trust Series 2014-1	0.622%	1/15/19	250	250
3	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	450	451
3	Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	270	270

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,5]	American Express Credit Account
	Secured Note Trust 2012-4	0.702%	5/15/20	700	697
[3,5]	American Express Issuance
	Trust II 2013-1	0.432%	2/15/19	3,000	2,993
[3,5,6] American Homes 4 Rent 2014-SFR1		1.250%	6/17/31	130	130
[3,5,6] American Homes 4 Rent 2014-SFR1		1.600%	6/17/31	110	110
[3,6]	Americold 2010 LLC Trust Series
	2010-ART	4.954%	1/14/29	455	499
[3,6]	Americold 2010 LLC Trust Series
	2010-ART	6.811%	1/14/29	275	322
3	AmeriCredit Automobile Receivables
	Trust 2012-1	1.230%	9/8/16	71	71
3	AmeriCredit Automobile Receivables
	Trust 2013-1	1.570%	1/8/19	80	80
3	AmeriCredit Automobile Receivables
	Trust 2013-2	1.790%	3/8/19	300	300
3	AmeriCredit Automobile Receivables
	Trust 2013-3	2.380%	6/10/19	400	403
3	AmeriCredit Automobile Receivables
	Trust 2013-3	3.000%	7/8/19	500	511
3	AmeriCredit Automobile Receivables
	Trust 2013-4	2.720%	9/9/19	80	82
3	AmeriCredit Automobile Receivables
	Trust 2013-4	3.310%	10/8/19	110	113
3	AmeriCredit Automobile Receivables
	Trust 2013-5	2.290%	11/8/19	155	155
3	AmeriCredit Automobile Receivables
	Trust 2013-5	2.860%	12/8/19	175	178
3	AmeriCredit Automobile Receivables
	Trust 2014-1	2.150%	3/9/20	100	100
3	AmeriCredit Automobile Receivables
	Trust 2014-2	2.180%	6/8/20	280	280
[3,5,6] Arkle Master Issuer plc Series 2010-1		1.476%	5/17/60	620	623
[3,6]	ARL Second LLC 2014-1A	2.920%	6/15/44	275	275
[3,5,6] Arran Residential Mortgages Funding
	2010-1 plc	1.625%	5/16/47	336	339
[3,5,6] Arran Residential Mortgages Funding
	2011-1 plc	1.676%	11/19/47	410	414
[3,6]	Aventura Mall Trust 2013-AVM	3.867%	12/5/32	380	403
[3,5]	BA Credit Card Trust 2007-A4	0.192%	11/15/19	790	784
[3,6]	BAMLL Commercial Mortgage
	Securities Trust 2012-PARK	2.959%	12/10/30	125	124
3	Banc of America Commercial
	Mortgage Trust 2006-5	5.415%	9/10/47	533	578
3	Banc of America Commercial
	Mortgage Trust 2006-6	5.347%	10/10/45	1,054	1,145
3	Banc of America Commercial
	Mortgage Trust 2007-2	5.730%	4/10/49	805	886
3	Banc of America Commercial
	Mortgage Trust 2008-1	6.374%	2/10/51	2,071	2,288
3	Banc of America Commercial
	Mortgage Trust 2008-1	6.418%	2/10/51	165	187
[3,7]	Banc of America Funding
	2006-H Trust	2.790%	9/20/46	602	511
3	Bank of America Mortgage
	2002-J Trust	3.568%	9/25/32	1	1
[3,5,6] Bank of America Student Loan
	Trust 2010-1A	1.029%	2/25/43	833	835

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,6]	Beacon Container Finance LLC
	2012-1A	3.720%	9/20/27	372	373
[3,7]	Bear Stearns ARM Trust 2006-4	2.498%	10/25/36	750	600
[3,7]	Bear Stearns ARM Trust 2007-3	2.936%	5/25/47	624	516
3	Bear Stearns Commercial Mortgage
	Securities Trust 2005-PWR9	4.943%	9/11/42	310	324
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.533%	9/11/41	554	600
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.898%	6/11/40	555	619
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.650%	6/11/50	2,949	3,248
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.710%	9/11/42	915	1,025
[3,5,6] BMW Floorplan Master Owner
	Trust 2012-1A	0.552%	9/15/17	619	621
[3,5]	Brazos Higher Education Authority Inc.
	Series 2005-3	0.433%	6/25/26	350	343
[3,5]	Brazos Higher Education Authority Inc.
	Series 2010-1	1.127%	5/25/29	625	636
[3,5]	Brazos Higher Education Authority Inc.
	Series 2011-1	1.027%	2/25/30	888	895
[3,6]	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	167	168
[3,6]	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	306	307
3	Capital Auto Receivables Asset
	Trust 2013-1	0.970%	1/22/18	450	449
3	Capital Auto Receivables Asset
	Trust 2013-1	1.290%	4/20/18	150	150
3	Capital Auto Receivables Asset
	Trust 2013-1	1.740%	10/22/18	130	127
3	Capital Auto Receivables Asset
	Trust 2013-3	3.690%	2/20/19	315	321
3	Capital Auto Receivables Asset
	Trust 2013-4	1.470%	7/20/18	545	546
3	Capital Auto Receivables Asset
	Trust 2013-4	2.060%	10/22/18	370	370
3	Capital Auto Receivables Asset
	Trust 2013-4	2.670%	2/20/19	330	336
3	Capital Auto Receivables Asset
	Trust 2013-4	3.220%	5/20/19	290	284
3	Capital Auto Receivables Asset
	Trust 2014-1	1.690%	10/22/18	300	302
3	Capital Auto Receivables Asset
	Trust 2014-1	2.220%	1/22/19	150	151
3	Capital Auto Receivables Asset
	Trust 2014-1	2.840%	4/22/19	100	101
3	Capital Auto Receivables Asset
	Trust 2014-1	3.390%	7/22/19	100	103
[3,5]	Capital One Multi-asset Execution
	Trust 2007-A2	0.232%	12/16/19	952	948
[3,5]	Capital One Multi-asset Execution
	Trust 2007-A5	0.192%	7/15/20	1,100	1,090
[3,5]	Capital One Multi-Asset Execution
	Trust 2014-A3	0.532%	1/18/22	935	936
3	CarMax Auto Owner Trust 2010-2	2.040%	10/15/15	161	161
3	Carmax Auto Owner Trust 2013-3	1.910%	3/15/19	140	142
3	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	85	86
3	Carmax Auto Owner Trust 2014-1	1.690%	8/15/19	50	50
3	Carmax Auto Owner Trust 2014-1	1.930%	11/15/19	100	100
3	CenterPoint Energy Transition
	Bond Co. IV LLC 2012-1	2.161%	10/15/21	700	703
[3,6]	CFCRE Commercial Mortgage
	Trust 2011-C1	5.730%	4/15/44	36	41
[3,6]	CFCRE Commercial Mortgage
	Trust 2011-C2	5.744%	12/15/47	390	455
[3,5]	Chase Issuance Trust 2007-C1	0.612%	4/15/19	800	794
[3,5]	Chase Issuance Trust 2012-A10	0.412%	12/16/19	3,000	2,991
3	CHL Mortgage Pass-Through
	Trust 2003-HYB3	2.491%	11/19/33	45	43
[3,7]	CHL Mortgage Pass-Through
	Trust 2006-HYB1	2.466%	3/20/36	364	299

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,7]	CHL Mortgage Pass-Through Trust
	2007-HYB2	2.646%	2/25/47	411	330
[3,6]	Chrysler Capital Auto Receivables Trust
	2013-AA	1.830%	3/15/19	100	101
[3,6]	Chrysler Capital Auto Receivables Trust
	2013-AA	2.280%	7/15/19	115	116
[3,6]	Chrysler Capital Auto Receivables Trust
	2013-AA	2.930%	8/17/20	125	127
[3,6]	Chrysler Capital Auto Receivables Trust
	2014-AA	2.280%	11/15/19	240	241
[3,6]	CIT Equipment Collateral 2012-VT1	1.100%	8/22/16	131	131
[3,6]	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	485	488
[3,5]	Citibank Credit Card Issuance Trust
	2005-C2	0.624%	3/24/17	100	100
[3,5]	Citibank Credit Card Issuance Trust
	2008-A7	1.528%	5/20/20	1,500	1,561
3	Citibank Credit Card Issuance Trust
	2014-A1	2.880%	1/23/23	200	205
[3,5,6] Citibank Omni Master Trust 2009-A14A		2.902%	8/15/18	1,590	1,594
[3,6]	Citibank Omni Master Trust 2009-A17	4.900%	11/15/18	1,693	1,721
3	Citigroup Commercial Mortgage Trust
	2012-GC8	3.024%	9/10/45	150	150
[3,6]	Citigroup Commercial Mortgage Trust
	2012-GC8	3.683%	9/10/45	52	53
3	Citigroup Commercial Mortgage Trust
	2013-GC11	1.987%	4/10/46	115	116
3	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	150	149
3	Citigroup Commercial Mortgage Trust
	2013-GC15	3.161%	9/10/46	800	838
3	Citigroup Commercial Mortgage Trust
	2013-GC15	3.942%	9/10/46	200	214
[3,5,6] Citigroup Commercial Mortgage Trust
	2014-388G	0.905%	6/15/33	500	501
3	Citigroup Commercial Mortgage Trust
	2014-GC21	3.477%	5/10/47	270	280
3	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	560	584
[3,7]	Citigroup Mortgage Loan Trust
	2007-AR8	2.747%	7/25/37	304	263
[3,6]	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	564	577
[3,6]	CLI Funding V LLC 2013-1A	2.830%	3/18/28	578	574
3	CNH Equipment Trust 2010-C	1.750%	5/16/16	25	25
3	COBALT CMBS Commercial Mortgage
	Trust 2007-C2	5.484%	4/15/47	577	630
[3,5,6] Colony American Homes 2014-1		1.400%	5/17/31	299	301
[3,5,6] Colony American Homes 2014-1		1.600%	5/17/31	150	150
[3,5,6] Colony American Homes Single-Family
	Rental Pass-Through Certificates
	2014-2	1.500%	7/17/31	350	350
3	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	1,407	1,532
3	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	900	974
3	COMM 2007-C9 Mortgage Trust	5.988%	12/10/49	590	660
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	75	76
3	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	100	103
3	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	180	177
3	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	260	255
3	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	70	68
3	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	712	766
3	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	350	368
3	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	170	180
3	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	610	653
3	COMM 2013-CCRE13 Mortgage Trust	4.916%	12/10/23	110	118
3	COMM 2013-CCRE13 Mortgage Trust	4.916%	12/10/23	200	211
3	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	535	554
3	COMM 2013-CCRE9 Mortgage Trust	4.378%	7/10/45	470	509
[3,6]	COMM 2013-CCRE9 Mortgage Trust	4.402%	7/10/45	250	266
3	COMM 2013-CCRE9 Mortgage Trust	2.972%	8/10/46	550	572
3	COMM 2013-CCRE9 Mortgage Trust	3.795%	8/10/46	250	266
[3,6]	COMM 2013-CR9 Mortgage Trust	4.402%	7/10/45	200	204
3	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	760	791

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,6]	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	250	265
3	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	275	296
[3,6]	COMM 2013-LC13 Mortgage Trust	4.557%	8/10/46	435	471
3	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	100	99
[3,6]	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	110	108
3	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	180	188
3	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	130	137
3	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	240	258
3	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	300	312
3	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	250	267
3	COMM 2014-CCRE15 Mortgage Trust	4.871%	2/10/47	150	162
3	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	600	632
3	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	650	681
3	COMM 2014-CR17 Mortgage Trust	4.896%	5/10/47	80	83
3	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	300	309
3	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	350	360
3	Commercial Mortgage Trust 2006-GG7	6.015%	7/10/38	340	366
6	Commonwealth Bank of Australia	1.875%	12/11/18	740	741
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	5.982%	6/15/38	537	574
3	Credit Suisse Commercial Mortgage
	Trust Series 2007-C1	5.361%	2/15/40	495	529
3	Credit Suisse Commercial Mortgage
	Trust Series 2008-C1	6.175%	2/15/41	1,297	1,420
[3,6]	Cronos Containers Program Ltd.
	2012-2A	3.810%	9/18/27	371	372
[3,5]	Discover Card Execution Note
	Trust 2012-A4	0.522%	11/15/19	1,120	1,124
3	Discover Card Execution Note
	Trust 2012-A6	1.670%	1/18/22	2,700	2,652
[3,5]	Discover Card Execution Note
	Trust 2013-A1	0.452%	8/17/20	1,900	1,900
6	DNB Boligkreditt AS	1.450%	3/21/18	420	418
[3,6]	Enterprise Fleet Financing LLC
	Series 2011-2	1.900%	10/20/16	166	166
[3,6]	Enterprise Fleet Financing LLC
	Series 2011-3	2.100%	5/20/17	331	333
[3,6]	Enterprise Fleet Financing LLC
	Series 2012-2	0.720%	4/20/18	408	408
[3,6]	Enterprise Fleet Financing LLC
	Series 2012-2	0.930%	4/20/18	250	250
3	First Horizon Mortgage Pass-Through
	Trust 2006-AR3	2.043%	11/25/36	288	240
7	First Horizon Mortgage Pass-Through
	Trust 2006-AR4	2.545%	1/25/37	646	561
[3,6]	Ford Credit Auto Lease Trust 2012-B	1.100%	12/15/15	250	251
3	Ford Credit Auto Lease Trust 2013-A	1.010%	5/15/16	450	451
3	Ford Credit Auto Lease Trust 2013-A	1.280%	6/15/16	350	350
3	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	540	543
3	Ford Credit Auto Owner Trust 2010-A	2.930%	11/15/15	112	113
3	Ford Credit Auto Owner Trust 2010-A	3.220%	3/15/16	150	151
3	Ford Credit Auto Owner Trust 2013-A	1.150%	7/15/18	200	200
3	Ford Credit Auto Owner Trust 2013-A	1.360%	10/15/18	100	100
3	Ford Credit Auto Owner Trust 2013-B	1.110%	10/15/18	160	161
3	Ford Credit Auto Owner Trust 2013-B	1.320%	1/15/19	70	69
3	Ford Credit Auto Owner Trust 2013-B	1.820%	11/15/19	60	60
3	Ford Credit Auto Owner Trust 2013-C	1.680%	11/15/18	100	101
3	Ford Credit Auto Owner Trust 2013-C	1.910%	3/15/19	100	101
3	Ford Credit Auto Owner Trust 2013-C	2.500%	1/15/20	100	103
3	Ford Credit Auto Owner Trust 2013-D	1.540%	3/15/19	300	300
3	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	310	308
[3,6]	Ford Credit Auto Owner Trust 2014-1	2.260%	11/15/25	670	676
[3,6]	Ford Credit Auto Owner Trust 2014-1	2.410%	11/15/25	160	161
[3,6]	Ford Credit Floorplan Master Owner
	Trust A Series 2010-3	4.990%	2/15/17	530	542
3	Ford Credit Floorplan Master Owner
	Trust A Series 2012-2	1.920%	1/15/19	700	714
3	Ford Credit Floorplan Master Owner
	Trust A Series 2012-4	0.940%	9/15/16	300	300
3	Ford Credit Floorplan Master Owner
	Trust A Series 2012-4	1.390%	9/15/16	700	701

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Ford Credit Floorplan Master Owner
	Trust A Series 2012-5	1.490%	9/15/19	2,700	2,686
3	Ford Credit Floorplan Master Owner
	Trust A Series 2012-5	1.690%	9/15/19	200	200
3	Ford Credit Floorplan Master Owner
	Trust A Series 2012-5	2.140%	9/15/19	200	200
3	Ford Credit Floorplan Master Owner
	Trust A Series 2013-1	1.370%	1/15/18	640	642
3	Ford Credit Floorplan Master Owner
	Trust A Series 2013-1	1.820%	1/15/18	240	240
3	Ford Credit Floorplan Master Owner
	Trust A Series 2013-3	1.740%	6/15/17	180	181
3	Ford Credit Floorplan Master Owner
	Trust A Series 2013-4	2.100%	6/15/20	150	149
3	Ford Credit Floorplan Master Owner
	Trust A Series 2013-4	2.290%	6/15/20	150	149
3	Ford Credit Floorplan Master Owner
	Trust A Series 2013-4	2.790%	6/15/20	60	60
3	Ford Credit Floorplan Master Owner
	Trust A Series 2014-1	1.400%	2/15/19	200	200
3	Ford Credit Floorplan Master Owner
	Trust A Series 2014-1	2.310%	2/15/21	100	101
[3,5]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-2	0.652%	2/15/21	130	131
[3,6]	FRS I LLC 2013-1A	1.800%	4/15/43	146	145
[3,6]	FRS I LLC 2013-1A	3.080%	4/15/43	502	505
[3,5]	GE Capital Credit Card Master Note
	Trust Series 2011-2	1.152%	5/15/19	1,200	1,201
3	GE Capital Credit Card Master Note
	Trust Series 2012-2	2.220%	1/15/22	2,000	2,005
3	GE Capital Credit Card Master Note
	Trust Series 2012-6	1.360%	8/17/20	1,560	1,544
[3,5]	GE Dealer Floorplan Master Note
	Trust Series 2012-2	0.903%	4/22/19	900	909
[3,5]	GE Dealer Floorplan Master Note
	Trust Series 2012-4	0.593%	10/20/17	600	601
[3,6]	GM Financial Leasing Trust 2014-1A	1.760%	5/21/18	300	300
3	GMACM Mortgage Loan Trust
	2005-AR6	2.931%	11/19/35	125	120
[3,6]	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	2,200	2,236
[3,5,6] Golden Credit Card Trust 2012-3A		0.602%	7/17/17	858	860
[3,5,6] Golden Credit Card Trust 2013-1A		0.402%	2/15/18	500	500
[3,6]	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	500	516
[3,5]	Granite Master Issuer plc
	Series 2007-1	0.293%	12/20/54	131	129
[3,5]	Granite Master Issuer plc
	Series 2007-2	0.234%	12/17/54	44	43
[3,6]	Great America Leasing Receivables
	2011-1	2.340%	4/15/16	154	154
[3,6]	Great America Leasing Receivables
	2013-1	1.160%	5/15/18	300	301
[3,6]	GS Mortgage Securities Trust 2010-C2	5.398%	12/10/43	100	110
[3,6]	GS Mortgage Securities Trust
	2011-GC3	5.728%	3/10/44	70	79
[3,6]	GS Mortgage Securities Trust
	2012-ALOHA	3.551%	4/10/34	595	612
[3,6]	GS Mortgage Securities Trust
	2012-BWTR	2.954%	11/5/34	655	645
[3,6]	GS Mortgage Securities Trust
	2012-GC6	4.948%	1/10/45	25	28
3	GS Mortgage Securities Trust
	2013-GC13	4.174%	7/10/46	525	565
3	GS Mortgage Securities Trust
	2013-GCJ12	3.135%	6/10/46	375	372
3	GS Mortgage Securities Trust
	2013-GCJ12	3.777%	6/10/46	200	202
3	GS Mortgage Securities Trust
	2013-GCJ14	2.995%	8/10/46	470	490
3	GS Mortgage Securities Trust
	2013-GCJ14	3.817%	8/10/46	200	213

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	GS Mortgage Securities Trust
	2013-GCJ14	4.243%	8/10/46	1,000	1,081
3	Harley-Davidson Motorcycle Trust
	2013-1	0.870%	7/15/19	200	200
[3,6]	Hertz Vehicle Financing LLC 2009-2A	5.290%	3/25/16	620	635
[3,6]	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	1,250	1,302
[3,6]	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	1,000	1,053
[3,6]	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	2,000	1,986
[3,6]	Hilton USA Trust 2013-HLT	2.662%	11/5/30	380	384
[3,6]	Hilton USA Trust 2013-HLT	3.367%	11/5/30	395	405
[3,6]	Hilton USA Trust 2013-HLT	3.714%	11/5/30	180	184
[3,6]	Hyundai Auto Lease Securitization
	Trust 2014-A	1.300%	7/16/18	200	200
[3,6]	Hyundai Auto Lease Securitization
	Trust 2014-B	1.540%	12/17/18	250	250
3	Hyundai Auto Receivables Trust
	2012-B	1.950%	10/15/18	200	203
3	Hyundai Auto Receivables Trust
	2013-B	1.450%	2/15/19	160	160
3	Hyundai Auto Receivables Trust
	2013-B	2.480%	9/16/19	250	249
3	Hyundai Auto Receivables Trust
	2013-C	2.480%	3/15/19	150	153
3	Hyundai Auto Receivables Trust
	2013-C	3.090%	1/15/20	130	133
3	Hyundai Auto Receivables Trust
	2014-A	2.020%	8/15/19	200	200
3	Hyundai Auto Receivables Trust
	2014-A	2.530%	7/15/20	140	140
3	Hyundai Auto Receivables Trust
	2014-B	2.100%	11/15/19	250	250
[3,5,6] Hyundai Floorplan Master Owner
	Trust Series 2013-1	0.502%	5/15/18	300	301
[3,5,6] Hyundai Floorplan Master Owner
	Trust Series 2013-1	0.802%	5/15/18	150	150
[3,6]	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	456	460
5	Illinois Student Assistance
	Commission Series 2010-1	1.279%	4/25/22	591	598
[3,5,6] Invitation Homes 2014-SFR1 Trust		1.652%	6/17/31	500	503
[3,6]	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	350	350
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP6	5.471%	4/15/43	658	704
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP7	6.057%	4/15/45	886	959
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2007-C1	5.716%	2/15/51	120	132
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.746%	2/12/51	1,042	1,165
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP10	5.439%	1/15/49	902	991
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP11	5.976%	6/15/49	138	137
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP12	5.850%	2/15/51	706	790
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C1	4.608%	6/15/43	120	130
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	3.616%	11/15/43	75	79
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	4.070%	11/15/43	70	75
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.692%	11/15/43	150	169
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.692%	11/15/43	170	187
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	4.388%	2/15/46	440	478

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	4.717%	2/15/46	625	697
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	5.360%	2/15/46	70	77
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C5	5.502%	8/15/46	100	115
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C6	3.507%	5/15/45	300	310
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	2.829%	10/15/45	400	395
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	3.424%	10/15/45	100	101
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-CIBX	4.271%	6/15/45	650	698
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	150	152
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-LC9	2.840%	12/15/47	950	935
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C13	3.994%	1/15/46	340	361
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	3.674%	12/15/46	280	296
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.166%	12/15/46	300	321
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.517%	12/15/46	400	432
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	5.111%	12/15/46	550	603
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	5.175%	12/15/46	270	288
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	1.855%	4/15/46	115	115
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	275	270
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	420	434
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.162%	7/15/45	180	189
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.019%	8/15/46	280	291
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	360	383
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	640	666
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	100	105
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	800	855
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.927%	11/15/45	430	470
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	5.251%	11/15/45	340	365
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C17	4.199%	1/15/47	410	440
3	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.079%	2/15/47	450	478
3	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.439%	2/15/47	300	323
3	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.969%	2/15/47	300	326
3	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.969%	2/15/47	150	157
5	Kentucky Higher Education Student
	Loan Corp. 2013-2	0.751%	9/1/28	329	328
[3,5,6] Kildare Securities Ltd. 2007-1A		0.350%	12/10/43	152	150
[3,6]	Ladder Capital Commercial Mortgage
	2013-GCP Mortgage Trust	3.388%	5/15/31	450	464
[3,5,6] Lanark Master Issuer plc 2012-2A		1.628%	12/22/54	645	654
[3,5,6] Lanark Master Issuer plc 2013-1A		0.728%	12/22/54	340	341

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	LB-UBS Commercial Mortgage Trust
	2006-C3	5.641%	3/15/39	1,461	1,560
3	LB-UBS Commercial Mortgage Trust
	2006-C4	6.029%	6/15/38	262	283
3	LB-UBS Commercial Mortgage Trust
	2006-C6	5.342%	9/15/39	516	559
3	LB-UBS Commercial Mortgage Trust
	2006-C7	5.347%	11/15/38	235	256
3	LB-UBS Commercial Mortgage Trust
	2007-C2	5.387%	2/15/40	581	635
3	LB-UBS Commercial Mortgage Trust
	2007-C7	5.866%	9/15/45	754	849
[3,6]	Macquarie Equipment Funding Trust
	2012-A	0.850%	10/22/18	330	331
[3,6]	Madison Avenue Trust 2013-650M	3.843%	10/12/32	295	315
[3,6]	Master Credit Card Trust 2012-2A	1.970%	4/21/17	100	100
[3,6]	Master Credit Card Trust 2013-3A	2.280%	1/22/18	100	100
3	MASTR Adjustable Rate Mortgages
	Trust 2004-3	2.255%	4/25/34	46	43
[3,5]	MBNA Credit Card Master Note Trust
	2004-A3	0.412%	8/16/21	455	452
[3,6]	Mercedes-Benz Master Owner Trust
	2012-A	0.790%	11/15/17	1,300	1,304
3	Merrill Lynch Mortgage Investors Trust
	MLMI Series 2003-A2	1.822%	2/25/33	69	64
3	Merrill Lynch Mortgage Investors Trust
	MLMI Series 2003-A4	2.583%	7/25/33	21	22
3	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	236	256
3	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	264	296
3	ML-CFC Commercial Mortgage Trust
	2006-2	6.064%	6/12/46	216	234
3	ML-CFC Commercial Mortgage Trust
	2007-6	5.331%	3/12/51	160	161
[3,6]	MMAF Equipment Finance LLC 2009-A	3.510%	1/15/30	196	199
[3,6]	MMAF Equipment Finance LLC 2011-A	2.100%	7/15/17	625	634
[3,6]	MMAF Equipment Finance LLC 2011-A	3.040%	8/15/28	700	730
[3,6]	MMAF Equipment Finance LLC 2012-A	1.980%	6/10/32	370	374
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	500	503
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.792%	8/15/45	50	52
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C6	2.858%	11/15/45	140	137
[3,6]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-CKSV	3.277%	10/15/30	525	511
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C10	4.218%	7/15/46	600	639
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	3.085%	8/15/46	500	522
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.365%	8/15/46	890	961
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.824%	10/15/46	190	202
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	130	128
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	60	59
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	210	208
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.064%	2/15/47	450	477
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.384%	2/15/47	450	482
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.892%	6/15/47	770	801
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.094%	6/15/47	230	239
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.325%	6/15/47	300	312

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.758%	6/15/47	300	308
3	Morgan Stanley Capital I Trust
	2006-HQ9	5.728%	7/12/44	1,262	1,368
3	Morgan Stanley Capital I Trust
	2006-IQ12	5.319%	12/15/43	450	489
3	Morgan Stanley Capital I Trust
	2007-IQ15	6.105%	6/11/49	857	952
3	Morgan Stanley Capital I Trust
	2007-IQ16	5.688%	12/12/49	1,586	1,744
3	Morgan Stanley Capital I Trust
	2012-C4	3.244%	3/15/45	75	77
3	Morgan Stanley Capital I Trust
	2012-C4	3.773%	3/15/45	60	62
[3,6]	Morgan Stanley Capital I Trust
	2012-STAR	3.201%	8/5/34	405	404
3	Morgan Stanley Mortgage Loan Trust
	2006-8AR	2.177%	6/25/36	284	270
[3,6]	Motor 2012 plc	1.286%	2/25/20	163	163
6	National Australia Bank Ltd.	2.000%	6/20/17	800	818
[3,5]	Navient Student Loan Trust 2014-1	0.938%	2/25/39	140	140
[3,5,6] Navistar Financial Dealer Note
	Master Owner Trust Series 2013-1	0.822%	1/25/18	700	700
[3,5]	New Mexico Educational Assistance
	Foundation 2013-1	0.851%	1/2/25	596	593
[3,5]	Nissan Master Owner Trust
	Receivables Series 2013-A	0.452%	2/15/18	1,000	1,001
6	Norddeutsche Landesbank Girozentrale	2.000%	2/5/19	600	600
5	North Carolina State Education
	Assistance Authority 2011-1	1.129%	1/26/26	647	652
[3,5]	North Carolina State Education
	Assistance Authority 2011-2	1.029%	7/25/25	130	131
[3,6]	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	225	250
[3,5,6] PFS Financing Corp. 2014-AA		0.752%	2/15/19	100	100
[3,6]	Rental Car Finance Corp. 2011-1A	2.510%	2/25/16	2,400	2,423
[3,5,6] Resimac MBS Trust 2014-1A		0.927%	12/12/45	700	700
[3,7]	RFMSI Series 2006-SA2 Trust	3.524%	8/25/36	606	536
[3,7]	RFMSI Series 2006-SA3 Trust	3.708%	9/25/36	190	156
3	Royal Bank of Canada	1.200%	9/19/18	475	474
3	Santander Drive Auto Receivables
	Trust 2013-1	1.760%	1/15/19	120	120
3	Santander Drive Auto Receivables
	Trust 2013-2	1.330%	3/15/18	150	151
3	Santander Drive Auto Receivables
	Trust 2013-2	1.950%	3/15/19	600	605
3	Santander Drive Auto Receivables
	Trust 2013-4	1.590%	10/15/18	290	291
3	Santander Drive Auto Receivables
	Trust 2013-4	2.360%	4/15/20	270	273
3	Santander Drive Auto Receivables
	Trust 2013-5	1.550%	10/15/18	620	619
3	Santander Drive Auto Receivables
	Trust 2013-5	2.250%	6/17/19	430	432
[3,5,6] Silverstone Master Issuer plc 2010-1A		1.728%	1/21/55	790	802
[3,5]	SLM Student Loan Trust 2005-5	0.329%	4/25/25	1,536	1,526
[3,5]	SLM Student Loan Trust 2005-9	0.349%	1/27/25	1,033	1,028
[3,5]	SLM Student Loan Trust 2006-5	0.339%	1/25/27	500	493
[3,5]	SLM Student Loan Trust 2006-6	0.339%	10/27/25	800	788
[3,5]	SLM Student Loan Trust 2007-1	0.319%	1/26/26	1,575	1,533
[3,5,6] SLM Student Loan Trust 2011-A		1.152%	10/15/24	258	261
[3,6]	SLM Student Loan Trust 2011-A	4.370%	4/17/28	300	323
[3,6]	SLM Student Loan Trust 2011-B	3.740%	2/15/29	1,400	1,479
[3,5,6] SLM Student Loan Trust 2011-C		1.552%	12/15/23	335	337
[3,6]	SLM Student Loan Trust 2011-C	4.540%	10/17/44	637	687
[3,5]	SLM Student Loan Trust 2012-6	0.432%	9/25/19	875	873
[3,5,6] SLM Student Loan Trust 2012-B		1.252%	12/15/21	153	153
[3,6]	SLM Student Loan Trust 2012-B	3.480%	10/15/30	450	469
[3,5,6] SLM Student Loan Trust 2012-E		0.902%	10/16/23	417	418
[3,5,6] SLM Student Loan Trust 2013-1		1.202%	5/17/27	600	603
[3,6]	SLM Student Loan Trust 2013-1	2.500%	3/15/47	200	193

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,5]	SLM Student Loan Trust 2013-6	0.802%	6/26/28	800	804
[3,6]	SLM Student Loan Trust 2013-B	1.850%	6/17/30	250	247
[3,6]	SLM Student Loan Trust 2013-B	3.000%	5/16/44	300	296
[3,6]	SLM Student Loan Trust 2013-C	3.500%	6/15/44	140	139
[3,5]	SLM Student Loan Trust 2014-1	0.752%	2/26/29	250	251
[3,6]	SLM Student Loan Trust 2014-A	2.590%	1/15/26	100	102
[3,6]	SLM Student Loan Trust 2014-A	3.500%	11/15/44	100	98
[3,6]	SMART ABS Series 2011-1US Trust	2.520%	11/14/16	400	402
[3,6]	SMART ABS Series 2011-2US Trust	2.310%	4/14/17	932	942
3	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	600	601
3	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	200	200
3	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	450	449
[3,6]	Sonic Capital LLC 2011-1A	5.438%	5/20/41	324	345
[3,5]	South Carolina Student Loan Corp.
	Revenue 2010-1	1.229%	7/25/25	641	646
6	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	150	148
[3,6]	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	560	548
6	Stadshypotek AB	1.250%	5/23/18	255	252
6	Swedbank Hypotek AB	1.375%	3/28/18	345	343
[3,6]	Tidewater Auto Receivables Trust
	2014-AA	1.400%	7/15/18	100	100
[3,5,6] Trade Maps_2013-1A		0.853%	12/10/18	720	721
[3,5,6] Trade Maps_2013-1A		1.403%	12/10/18	135	136
[3,5,6] Trade Maps_2013-1A		2.404%	12/10/18	75	76
3	UBS Commercial Mortgage Trust
	2012-C1	4.171%	5/10/45	30	32
[3,6]	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	595	602
3	UBS-Barclays Commercial Mortgage
	Trust 2012-C4	2.850%	12/10/45	220	216
[3,6]	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	250	248
[3,6]	VNO 2013-PENN Mortgage Trust	3.808%	12/13/29	270	287
[3,6]	VNO 2013-PENN Mortgage Trust	4.079%	12/13/29	80	84
[3,6]	VNO 2013-PENN Mortgage Trust	4.079%	12/13/29	60	63
[3,6]	Volvo Financial Equipment LLC
	Series 2012-1	2.380%	9/16/19	150	152
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C27	5.765%	7/15/45	223	238
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C28	5.559%	10/15/48	897	975
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C28	5.572%	10/15/48	1,023	1,104
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C29	5.297%	11/15/48	859	935
3	Wachovia Bank Commercial Mortgage
	Trust Series 2007-C33	6.140%	2/15/51	761	833
3	Wachovia Bank Commercial Mortgage
	Trust Series 2007-C34	5.569%	5/15/46	352	354
3	WaMu Mortgage Pass-Through
	Certificates Series 2002-AR18	2.498%	1/25/33	17	17
3	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR7	2.297%	8/25/33	25	25
3	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR9	2.417%	9/25/33	32	32
3	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	705	700
3	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	3.539%	10/15/45	40	41
3	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	3.928%	7/15/46	185	198
3	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.218%	7/15/46	300	322
3	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.439%	7/15/46	110	117
3	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.477%	8/15/50	500	516
3	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	1,100	1,143
3	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.020%	8/15/50	200	207
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.322%	8/15/50	350	358

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.458%	8/15/50	200	200
[3,7]	Wells Fargo Mortgage Backed
	Securities 2006-AR14 Trust	2.623%	10/25/36	534	494
6	Westpac Banking Corp.	1.850%	11/26/18	675	678
[3,6]	Westpac Banking Corp.	1.250%	12/14/18	400	399
[3,6]	WFRBS Commercial Mortgage Trust
	2011-C3	4.375%	3/15/44	270	294
3	WFRBS Commercial Mortgage Trust
	2012-C10	2.875%	12/15/45	215	212
3	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	270	278
3	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	135	142
3	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	100	100
3	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	340	336
3	WFRBS Commercial Mortgage Trust
	2012-C9	3.388%	11/15/45	70	70
3	WFRBS Commercial Mortgage Trust
	2013-C13	3.345%	5/15/45	50	50
3	WFRBS Commercial Mortgage Trust
	2013-C15	2.900%	8/15/46	170	176
3	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	480	506
3	WFRBS Commercial Mortgage Trust
	2013-C16	4.415%	9/15/46	350	382
3	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	85	89
3	WFRBS Commercial Mortgage Trust
	2013-C17	4.023%	12/15/46	230	244
3	WFRBS Commercial Mortgage Trust
	2013-C18	3.027%	12/15/46	215	224
3	WFRBS Commercial Mortgage Trust
	2013-C18	3.676%	12/15/46	160	169
3	WFRBS Commercial Mortgage Trust
	2013-C18	4.162%	12/15/46	605	648
3	WFRBS Commercial Mortgage Trust
	2013-C18	4.830%	12/15/46	140	151
3	WFRBS Commercial Mortgage Trust
	2014-C19	4.101%	3/15/47	330	351
3	WFRBS Commercial Mortgage Trust
	2014-C20	3.638%	5/15/47	500	521
3	WFRBS Commercial Mortgage Trust
	2014-C20	3.995%	5/15/47	600	633
3	WFRBS Commercial Mortgage Trust
	2014-C20	4.513%	5/15/47	90	91
3	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	500	530
3	World Financial Network Credit Card
	Master Note Trust Series 2013-A	1.610%	12/15/21	470	468
[3,5,6] World Omni Master Owner Trust
	2013-1	0.502%	2/15/18	450	450
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $213,735)					215,198
Corporate Bonds (60.7%)
Finance (26.0%)
	Banking (20.6%)
	Abbey National Treasury Services plc	4.000%	4/27/16	845	893
	Abbey National Treasury Services plc	1.375%	3/13/17	1,275	1,280
8	Abbey National Treasury Services plc	1.750%	1/15/18	400	561
	Abbey National Treasury Services plc	3.050%	8/23/18	1,455	1,520
8	Abbey National Treasury Services plc	2.000%	1/14/19	345	489
6	ABN AMRO Bank NV	2.500%	10/30/18	765	775
	American Express Centurion Bank	6.000%	9/13/17	1,200	1,372
	American Express Co.	6.150%	8/28/17	490	561
	American Express Co.	7.000%	3/19/18	535	636
	American Express Credit Corp.	2.750%	9/15/15	1,126	1,156
	American Express Credit Corp.	2.800%	9/19/16	1,480	1,541

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	American Express Credit Corp.	2.375%	3/24/17	790	817
	American Express Credit Corp.	2.125%	3/18/19	575	578
	Amsouth Bank	5.200%	4/1/15	230	237
	Australia & New Zealand
	Banking Group Ltd.	0.900%	2/12/16	500	503
6	Australia & New Zealand
	Banking Group Ltd.	3.250%	3/1/16	900	938
	Australia & New Zealand
	Banking Group Ltd.	1.250%	1/10/17	450	453
	Australia & New Zealand
	Banking Group Ltd.	1.875%	10/6/17	1,100	1,117
	Australia & New Zealand
	Banking Group Ltd.	1.450%	5/15/18	400	395
6	Australia & New Zealand
	Banking Group Ltd.	4.500%	3/19/24	935	963
6	Banco Votorantim SA	5.250%	2/11/16	280	292
	Bancolombia SA	4.250%	1/12/16	180	188
	Bank of America Corp.	4.500%	4/1/15	1,675	1,725
	Bank of America Corp.	3.700%	9/1/15	100	103
	Bank of America Corp.	1.500%	10/9/15	635	640
	Bank of America Corp.	3.625%	3/17/16	725	757
	Bank of America Corp.	3.750%	7/12/16	1,270	1,336
	Bank of America Corp.	6.500%	8/1/16	1,790	1,983
	Bank of America Corp.	5.420%	3/15/17	485	533
	Bank of America Corp.	6.000%	9/1/17	1,040	1,173
	Bank of America Corp.	5.750%	12/1/17	1,480	1,671
	Bank of America Corp.	2.000%	1/11/18	430	433
	Bank of America Corp.	5.650%	5/1/18	320	363
	Bank of America Corp.	2.600%	1/15/19	1,490	1,507
	Bank of America Corp.	2.650%	4/1/19	160	162
	Bank of America NA	1.125%	11/14/16	1,900	1,901
	Bank of America NA	1.250%	2/14/17	500	501
	Bank of America NA	5.300%	3/15/17	240	264
	Bank of America NA	6.100%	6/15/17	160	180
	Bank of Montreal	2.500%	1/11/17	440	458
	Bank of Montreal	1.400%	9/11/17	885	889
	Bank of Montreal	1.450%	4/9/18	435	431
	Bank of New York Mellon Corp.	4.950%	3/15/15	1,055	1,087
	Bank of New York Mellon Corp.	2.300%	7/28/16	750	773
	Bank of New York Mellon Corp.	2.400%	1/17/17	710	735
	Bank of New York Mellon Corp.	1.969%	6/20/17	200	204
	Bank of New York Mellon Corp.	2.200%	5/15/19	1,060	1,063
	Bank of Nova Scotia	2.050%	10/7/15	212	216
	Bank of Nova Scotia	0.750%	10/9/15	740	742
	Bank of Nova Scotia	2.900%	3/29/16	1,115	1,159
	Bank of Nova Scotia	1.375%	7/15/16	960	972
	Bank of Nova Scotia	2.550%	1/12/17	1,707	1,769
	Bank of Nova Scotia	1.375%	12/18/17	720	719
	Bank of Nova Scotia	2.050%	10/30/18	1,780	1,790
	Bank of Nova Scotia	2.050%	6/5/19	500	499
6	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/10/19	250	252
	Bank One Corp.	4.900%	4/30/15	385	399
6	Banque Federative du Credit Mutuel SA 2.500%		10/29/18	710	718
6	Banque Federative du Credit Mutuel SA 2.750%		1/22/19	335	343
	Barclays Bank plc	2.750%	2/23/15	545	553
	Barclays Bank plc	5.000%	9/22/16	405	441
	Barclays Bank plc	2.500%	2/20/19	1,820	1,846
	Barclays Bank plc	6.750%	5/22/19	675	814
	BB&T Corp.	5.200%	12/23/15	520	552
	BB&T Corp.	3.200%	3/15/16	1,086	1,129
	BB&T Corp.	2.150%	3/22/17	1,360	1,392
	BB&T Corp.	4.900%	6/30/17	250	274
	BB&T Corp.	1.600%	8/15/17	540	544
	BB&T Corp.	2.050%	6/19/18	430	434
	BBVA US Senior SAU	4.664%	10/9/15	1,820	1,901
	Bear Stearns Cos. LLC	5.300%	10/30/15	585	620
	Bear Stearns Cos. LLC	5.550%	1/22/17	550	606
	Bear Stearns Cos. LLC	6.400%	10/2/17	945	1,088
	Bear Stearns Cos. LLC	7.250%	2/1/18	710	843
	BNP Paribas SA	3.600%	2/23/16	2,170	2,261
	BNP Paribas SA	1.375%	3/17/17	1,100	1,101

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	BNP Paribas SA	2.375%	9/14/17	1,475	1,509
	BNP Paribas SA	2.700%	8/20/18	1,945	1,989
	BNP Paribas SA	2.400%	12/12/18	1,275	1,287
	BNP Paribas SA	2.450%	3/17/19	180	181
	BNY Mellon NA	4.750%	12/15/14	470	479
	BPCE SA	2.500%	12/10/18	2,030	2,062
	Branch Banking & Trust Co.	5.625%	9/15/16	240	263
	Branch Banking & Trust Co.	1.000%	4/3/17	600	596
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	630	630
	Capital One Bank USA NA	1.150%	11/21/16	280	281
	Capital One Bank USA NA	1.200%	2/13/17	250	250
	Capital One Bank USA NA	2.150%	11/21/18	350	352
	Capital One Bank USA NA	2.250%	2/13/19	580	584
	Capital One Bank USA NA	2.300%	6/5/19	795	797
	Capital One Financial Corp.	2.150%	3/23/15	675	683
	Capital One Financial Corp.	6.150%	9/1/16	105	116
	Capital One Financial Corp.	2.450%	4/24/19	295	297
	Capital One NA	1.500%	3/22/18	1,405	1,391
	Citigroup Inc.	6.375%	8/12/14	153	154
	Citigroup Inc.	5.000%	9/15/14	495	499
	Citigroup Inc.	5.500%	10/15/14	167	169
	Citigroup Inc.	6.010%	1/15/15	474	488
	Citigroup Inc.	4.875%	5/7/15	151	156
	Citigroup Inc.	4.700%	5/29/15	475	492
	Citigroup Inc.	4.587%	12/15/15	300	316
	Citigroup Inc.	5.300%	1/7/16	185	197
	Citigroup Inc.	1.250%	1/15/16	765	770
	Citigroup Inc.	1.300%	4/1/16	330	332
	Citigroup Inc.	3.953%	6/15/16	2,639	2,784
	Citigroup Inc.	5.850%	8/2/16	435	476
	Citigroup Inc.	4.450%	1/10/17	1,273	1,372
	Citigroup Inc.	6.125%	11/21/17	1,346	1,538
	Citigroup Inc.	1.750%	5/1/18	1,040	1,033
	Citigroup Inc.	2.500%	9/26/18	1,420	1,441
	Citigroup Inc.	2.550%	4/8/19	1,430	1,440
[3,6,9] Colonial BancGroup Inc.		7.114%	5/29/49	560	—
	Comerica Bank	5.750%	11/21/16	425	471
	Comerica Bank	5.200%	8/22/17	175	194
	Comerica Inc.	2.125%	5/23/19	350	349
	Commonwealth Bank of Australia	1.250%	9/18/15	850	857
6	Commonwealth Bank of Australia	3.250%	3/17/16	700	730
	Commonwealth Bank of Australia	1.125%	3/13/17	250	250
	Commonwealth Bank of Australia	1.900%	9/18/17	470	477
	Commonwealth Bank of Australia	2.500%	9/20/18	1,300	1,336
	Commonwealth Bank of Australia	2.250%	3/13/19	1,560	1,574
6	Commonwealth Bank of Australia	2.000%	6/18/19	600	598
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	3.375%	1/19/17	995	1,053
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	2.250%	1/14/19	2,270	2,297
8	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	3.750%	11/9/20	355	532
	Countrywide Financial Corp.	6.250%	5/15/16	945	1,032
8	Coventry Building Society	2.250%	12/4/17	320	458
[10]	Coventry Building Society	6.000%	10/16/19	235	459
	Credit Suisse	3.500%	3/23/15	1,004	1,026
	Credit Suisse	1.375%	5/26/17	1,535	1,539
	Credit Suisse	2.300%	5/28/19	710	710
	Credit Suisse	4.375%	8/5/20	230	251
	Credit Suisse USA Inc.	4.875%	1/15/15	367	376
	Credit Suisse USA Inc.	5.125%	8/15/15	1,125	1,183
	Credit Suisse USA Inc.	5.375%	3/2/16	275	296
6	Danske Bank A/S	3.875%	4/14/16	825	867
	Deutsche Bank AG	3.875%	8/18/14	206	207
	Deutsche Bank AG	3.250%	1/11/16	923	957
	Deutsche Bank AG	1.400%	2/13/17	750	753
	Deutsche Bank AG	6.000%	9/1/17	2,385	2,712
	Deutsche Bank AG	2.500%	2/13/19	2,015	2,052
	Deutsche Bank Financial LLC	5.375%	3/2/15	250	257
	Fifth Third Bank	0.900%	2/26/16	605	606
	Fifth Third Bank	1.450%	2/28/18	530	526

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	First Horizon National Corp.	5.375%	12/15/15	840	888
	First Republic Bank	2.375%	6/17/19	500	503
	Goldman Sachs Group Inc.	5.000%	10/1/14	425	430
	Goldman Sachs Group Inc.	5.125%	1/15/15	1,105	1,132
	Goldman Sachs Group Inc.	3.300%	5/3/15	150	153
	Goldman Sachs Group Inc.	3.700%	8/1/15	1,260	1,300
	Goldman Sachs Group Inc.	5.350%	1/15/16	1,069	1,141
	Goldman Sachs Group Inc.	3.625%	2/7/16	598	624
	Goldman Sachs Group Inc.	5.625%	1/15/17	885	973
[10]	Goldman Sachs Group Inc.	6.125%	5/14/17	421	785
	Goldman Sachs Group Inc.	6.250%	9/1/17	1,813	2,066
	Goldman Sachs Group Inc.	5.950%	1/18/18	1,800	2,045
	Goldman Sachs Group Inc.	2.375%	1/22/18	720	732
	Goldman Sachs Group Inc.	6.150%	4/1/18	915	1,049
	Goldman Sachs Group Inc.	2.900%	7/19/18	350	360
	Goldman Sachs Group Inc.	2.625%	1/31/19	3,280	3,326
6	HSBC Bank plc	1.500%	5/15/18	535	529
	HSBC Bank USA NA	6.000%	8/9/17	290	326
8	HSBC Holdings plc	6.000%	6/10/19	460	759
	HSBC USA Inc.	2.375%	2/13/15	2,210	2,237
	HSBC USA Inc.	1.625%	1/16/18	1,545	1,544
	HSBC USA Inc.	2.625%	9/24/18	755	779
	HSBC USA Inc.	2.250%	6/23/19	730	731
	HSBC USA Inc.	5.000%	9/27/20	185	205
	Huntington Bancshares Inc.	2.600%	8/2/18	1,045	1,062
	Huntington National Bank	1.375%	4/24/17	600	601
6	Intesa Sanpaolo SPA	3.625%	8/12/15	390	400
	Intesa Sanpaolo SPA	3.125%	1/15/16	1,696	1,742
	Intesa Sanpaolo SPA	2.375%	1/13/17	2,550	2,591
	Intesa Sanpaolo SPA	3.875%	1/16/18	1,340	1,411
	Intesa Sanpaolo SPA	3.875%	1/15/19	600	630
	JPMorgan Chase & Co.	5.125%	9/15/14	662	668
	JPMorgan Chase & Co.	4.750%	3/1/15	690	709
	JPMorgan Chase & Co.	1.875%	3/20/15	470	475
	JPMorgan Chase & Co.	3.400%	6/24/15	670	689
5	JPMorgan Chase & Co.	1.439%	9/1/15	190	190
	JPMorgan Chase & Co.	5.150%	10/1/15	150	158
	JPMorgan Chase & Co.	1.100%	10/15/15	865	869
	JPMorgan Chase & Co.	2.600%	1/15/16	918	943
	JPMorgan Chase & Co.	1.125%	2/26/16	110	111
	JPMorgan Chase & Co.	3.450%	3/1/16	2,289	2,389
	JPMorgan Chase & Co.	3.150%	7/5/16	1,125	1,172
	JPMorgan Chase & Co.	1.350%	2/15/17	295	296
	JPMorgan Chase & Co.	2.000%	8/15/17	475	483
	JPMorgan Chase & Co.	6.000%	1/15/18	1,696	1,940
	JPMorgan Chase & Co.	1.800%	1/25/18	970	967
	JPMorgan Chase & Co.	1.625%	5/15/18	435	433
	JPMorgan Chase & Co.	6.300%	4/23/19	350	413
3	JPMorgan Chase & Co.	6.125%	12/29/49	610	627
	JPMorgan Chase Bank NA	5.875%	6/13/16	250	273
	JPMorgan Chase Bank NA	6.000%	7/5/17	215	243
	JPMorgan Chase Bank NA	6.000%	10/1/17	775	881
	KeyBank NA	1.650%	2/1/18	800	801
[3,6]	LBG Capital No.1 plc	8.000%	12/29/49	340	376
8	Leeds Building Society	2.625%	4/1/21	400	565
	Lloyds Bank plc	4.875%	1/21/16	351	373
	Lloyds Bank plc	2.300%	11/27/18	515	523
6	Macquarie Bank Ltd.	2.000%	8/15/16	985	1,003
6	Macquarie Bank Ltd.	2.600%	6/24/19	590	593
	Manufacturers & Traders Trust Co.	1.250%	1/30/17	250	251
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	925	1,074
	Manufacturers & Traders Trust Co.	1.450%	3/7/18	605	599
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	970	981
3	Manufacturers & Traders Trust Co.	5.629%	12/1/21	245	254
	Mellon Funding Corp.	5.000%	12/1/14	165	168
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	715	716
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	675	691
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	810	880
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	162	180
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	391	446
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	700	824

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Morgan Stanley	6.000%	4/28/15	665	694
	Morgan Stanley	4.000%	7/24/15	400	414
	Morgan Stanley	5.375%	10/15/15	610	646
	Morgan Stanley	3.450%	11/2/15	250	259
	Morgan Stanley	3.800%	4/29/16	925	972
	Morgan Stanley	5.750%	10/18/16	1,690	1,860
	Morgan Stanley	5.450%	1/9/17	640	705
	Morgan Stanley	5.550%	4/27/17	455	505
	Morgan Stanley	6.250%	8/28/17	335	381
	Morgan Stanley	5.950%	12/28/17	895	1,019
	Morgan Stanley	6.625%	4/1/18	650	760
	Morgan Stanley	2.125%	4/25/18	280	283
	Morgan Stanley	2.500%	1/24/19	1,100	1,112
	National Australia Bank Ltd.	2.000%	3/9/15	35	35
	National Australia Bank Ltd.	1.600%	8/7/15	250	253
	National Australia Bank Ltd.	1.300%	7/25/16	1,400	1,412
	National Australia Bank Ltd.	2.750%	3/9/17	530	552
	National Australia Bank Ltd.	2.300%	7/25/18	500	509
	National City Bank	5.250%	12/15/16	250	274
	National City Bank	5.800%	6/7/17	375	422
	National City Corp.	6.875%	5/15/19	190	227
	PNC Bank NA	0.800%	1/28/16	655	657
	PNC Bank NA	5.250%	1/15/17	665	731
	PNC Bank NA	1.125%	1/27/17	1,100	1,101
	PNC Bank NA	4.875%	9/21/17	365	403
	PNC Bank NA	6.000%	12/7/17	115	132
	PNC Bank NA	6.875%	4/1/18	100	118
	PNC Bank NA	2.200%	1/28/19	875	883
	PNC Funding Corp.	3.625%	2/8/15	115	117
	PNC Funding Corp.	4.250%	9/21/15	615	642
	PNC Funding Corp.	5.625%	2/1/17	105	116
	Regions Bank	7.500%	5/15/18	845	1,005
	Regions Financial Corp.	5.750%	6/15/15	815	852
	Regions Financial Corp.	2.000%	5/15/18	650	648
	Royal Bank of Canada	2.875%	4/19/16	1,700	1,770
	Royal Bank of Canada	2.300%	7/20/16	1,765	1,823
	Royal Bank of Canada	1.500%	1/16/18	95	96
	Royal Bank of Canada	2.200%	7/27/18	900	919
	Royal Bank of Scotland Group plc	2.550%	9/18/15	750	764
	Royal Bank of Scotland Group plc	1.875%	3/31/17	505	510
	Royal Bank of Scotland Group plc	4.700%	7/3/18	130	138
	Royal Bank of Scotland Group plc	6.400%	10/21/19	445	524
	Royal Bank of Scotland NV	4.650%	6/4/18	500	527
	Royal Bank of Scotland plc	4.875%	3/16/15	620	638
	Royal Bank of Scotland plc	3.950%	9/21/15	501	519
	Royal Bank of Scotland plc	4.375%	3/16/16	2,778	2,938
8	Royal Bank of Scotland plc	6.934%	4/9/18	840	1,333
	Santander Bank NA	8.750%	5/30/18	795	964
	Santander Holdings USA Inc.	3.000%	9/24/15	610	625
	Santander Holdings USA Inc.	4.625%	4/19/16	1,460	1,552
	Santander Holdings USA Inc.	3.450%	8/27/18	255	267
	Societe Generale SA	2.750%	10/12/17	1,040	1,078
	Societe Generale SA	2.625%	10/1/18	320	326
	State Street Bank & Trust Co.	5.300%	1/15/16	190	203
	State Street Corp.	5.375%	4/30/17	480	536
5	SunTrust Bank	0.533%	4/1/15	145	145
	SunTrust Banks Inc.	3.500%	1/20/17	295	312
	SunTrust Banks Inc.	6.000%	9/11/17	205	233
	Svenska Handelsbanken AB	2.500%	1/25/19	1,410	1,439
	Svenska Handelsbanken AB	2.250%	6/17/19	1,200	1,206
	Toronto-Dominion Bank	2.500%	7/14/16	509	527
	Toronto-Dominion Bank	1.400%	4/30/18	95	94
	Toronto-Dominion Bank	2.125%	7/2/19	700	699
	UBS AG	5.875%	12/20/17	1,065	1,219
	UBS AG	5.750%	4/25/18	1,712	1,967
	Union Bank NA	5.950%	5/11/16	1,360	1,486
	Union Bank NA	3.000%	6/6/16	1,410	1,470
	Union Bank NA	1.500%	9/26/16	590	598
	Union Bank NA	2.125%	6/16/17	610	623
	Union Bank NA	2.625%	9/26/18	805	828
	Union Bank NA	2.250%	5/6/19	580	582

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	US Bancorp	1.650%	5/15/17	310	314
	US Bank NA	1.100%	1/30/17	500	501
3	US Bank NA	3.778%	4/29/20	820	838
	Wachovia Bank NA	4.875%	2/1/15	134	137
	Wachovia Bank NA	5.000%	8/15/15	250	262
	Wachovia Bank NA	5.600%	3/15/16	405	437
	Wachovia Bank NA	6.000%	11/15/17	1,190	1,363
	Wachovia Corp.	5.250%	8/1/14	1,048	1,052
	Wachovia Corp.	5.625%	10/15/16	920	1,013
	Wachovia Corp.	5.750%	6/15/17	290	328
	Wachovia Corp.	5.750%	2/1/18	870	991
9	Washington Mutual Bank /
	Debt not acquired by JPMorgan	6.875%	6/15/11	517	—
	Wells Fargo & Co.	3.676%	6/15/16	1,230	1,298
	Wells Fargo & Co.	1.150%	6/2/17	190	190
	Wells Fargo & Co.	5.625%	12/11/17	480	545
	Wells Fargo & Co.	1.500%	1/16/18	300	299
3	Wells Fargo & Co.	5.900%	12/29/49	260	275
	Wells Fargo Bank NA	4.750%	2/9/15	285	293
	Westpac Banking Corp.	1.125%	9/25/15	650	655
	Westpac Banking Corp.	3.000%	12/9/15	850	880
	Westpac Banking Corp.	0.950%	1/12/16	500	501
	Westpac Banking Corp.	1.050%	11/25/16	765	765
	Westpac Banking Corp.	1.200%	5/19/17	500	500
	Westpac Banking Corp.	2.000%	8/14/17	1,225	1,244
	Westpac Banking Corp.	1.600%	1/12/18	1,025	1,028
	Westpac Banking Corp.	2.250%	7/30/18	500	508
	Westpac Banking Corp.	2.250%	1/17/19	1,070	1,081
	Westpac Banking Corp.	4.875%	11/19/19	330	370
	Zions Bancorporation	5.500%	11/16/15	19	20

	Brokerage (0.4%)
	Ameriprise Financial Inc.	5.650%	11/15/15	71	76
3	Ameriprise Financial Inc.	7.518%	6/1/66	155	171
	Charles Schwab Corp.	6.375%	9/1/17	140	161
	Franklin Resources Inc.	1.375%	9/15/17	380	381
	Jefferies Group LLC	5.125%	4/13/18	365	401
	Legg Mason Inc.	2.700%	7/15/19	140	141
9	Lehman Brothers Holdings
	E-Capital Trust I	3.589%	8/19/65	210	—
	Nomura Holdings Inc.	4.125%	1/19/16	560	586
	Nomura Holdings Inc.	2.000%	9/13/16	1,615	1,638
	Nomura Holdings Inc.	2.750%	3/19/19	1,550	1,573

	Finance Companies (1.7%)
	Air Lease Corp.	5.625%	4/1/17	710	778
	Air Lease Corp.	3.375%	1/15/19	605	622
	CIT Group Inc.	3.875%	2/19/19	860	875
	General Electric Capital Corp.	3.750%	11/14/14	465	471
	General Electric Capital Corp.	2.150%	1/9/15	90	91
	General Electric Capital Corp.	3.500%	6/29/15	480	495
	General Electric Capital Corp.	1.625%	7/2/15	605	613
	General Electric Capital Corp.	4.375%	9/21/15	260	272
	General Electric Capital Corp.	2.250%	11/9/15	485	496
	General Electric Capital Corp.	1.000%	12/11/15	170	171
	General Electric Capital Corp.	5.000%	1/8/16	595	634
	General Electric Capital Corp.	2.950%	5/9/16	970	1,011
	General Electric Capital Corp.	1.500%	7/12/16	930	943
	General Electric Capital Corp.	3.350%	10/17/16	1,115	1,175
	General Electric Capital Corp.	2.900%	1/9/17	795	831
	General Electric Capital Corp.	5.400%	2/15/17	700	777
	General Electric Capital Corp.	2.450%	3/15/17	1,460	1,510
	General Electric Capital Corp.	5.625%	9/15/17	1,610	1,822
	General Electric Capital Corp.	5.625%	5/1/18	883	1,011
3	General Electric Capital Corp.	6.375%	11/15/67	165	184
	HSBC Finance Corp.	5.250%	4/15/15	475	492
	HSBC Finance Corp.	5.000%	6/30/15	1,104	1,152
	HSBC Finance Corp.	5.500%	1/19/16	1,507	1,614
5	HSBC Finance Corp.	0.657%	6/1/16	425	425
	Navient Corp.	3.875%	9/10/15	667	680

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Navient Corp.	6.000%	1/25/17	195	212
	Navient Corp.	4.625%	9/25/17	480	506

	Insurance (1.9%)
	Aflac Inc.	8.500%	5/15/19	235	303
	Alleghany Corp.	5.625%	9/15/20	210	237
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	735	826
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	50	56
	American Financial Group Inc.	9.875%	6/15/19	115	150
	American International Group Inc.	2.375%	8/24/15	250	254
	American International Group Inc.	5.050%	10/1/15	585	617
	American International Group Inc.	4.875%	9/15/16	923	998
	American International Group Inc.	5.600%	10/18/16	300	330
	American International Group Inc.	5.450%	5/18/17	490	547
[10]	American International Group Inc.	6.765%	11/15/17	580	1,129
	American International Group Inc.	5.850%	1/16/18	1,165	1,330
	American International Group Inc.	8.250%	8/15/18	1,280	1,590
	Assurant Inc.	2.500%	3/15/18	700	705
	Axis Specialty Finance LLC	5.875%	6/1/20	300	344
	AXIS Specialty Finance plc	2.650%	4/1/19	350	353
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	600	686
	Berkshire Hathaway Inc.	3.200%	2/11/15	215	219
	Berkshire Hathaway Inc.	2.200%	8/15/16	125	129
	CNA Financial Corp.	5.850%	12/15/14	270	277
	CNA Financial Corp.	6.500%	8/15/16	505	563
	CNA Financial Corp.	7.350%	11/15/19	100	123
	Genworth Holdings Inc.	6.515%	5/22/18	425	491
	Genworth Holdings Inc.	7.700%	6/15/20	74	92
	Hartford Financial Services Group Inc.	4.000%	3/30/15	200	205
	Hartford Financial Services Group Inc.	4.000%	10/15/17	126	136
	Manulife Financial Corp.	3.400%	9/17/15	380	393
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	125	128
6	MassMutual Global Funding II	3.125%	4/14/16	305	318
6	MassMutual Global Funding II	2.000%	4/5/17	200	204
6	MassMutual Global Funding II	2.100%	8/2/18	300	303
6	MassMutual Global Funding II	2.500%	10/17/22	365	350
	MetLife Inc.	6.750%	6/1/16	990	1,100
	MetLife Inc.	1.756%	12/15/17	300	303
	MetLife Inc.	6.817%	8/15/18	315	377
	MetLife Inc.	7.717%	2/15/19	220	274
6	Metropolitan Life Global Funding I	1.500%	1/10/18	650	648
6	Metropolitan Life Global Funding I	2.300%	4/10/19	275	278
	PartnerRe Finance A LLC	6.875%	6/1/18	520	604
	Principal Financial Group Inc.	1.850%	11/15/17	400	402
6	Principal Life Global Funding I	5.050%	3/15/15	250	258
6	Principal Life Global Funding II	2.250%	10/15/18	275	276
3	Progressive Corp.	6.700%	6/15/67	215	239
	Prudential Financial Inc.	3.000%	5/12/16	275	286
	Reinsurance Group of America Inc.	5.625%	3/15/17	275	301
	Reinsurance Group of America Inc.	6.450%	11/15/19	360	426
	Transatlantic Holdings Inc.	5.750%	12/14/15	780	834
	Travelers Cos. Inc.	5.800%	5/15/18	55	63
	Travelers Cos. Inc.	5.900%	6/2/19	70	82
	Travelers Cos. Inc.	3.900%	11/1/20	105	113
6	UnumProvident Finance Co. plc	6.850%	11/15/15	207	221
	XL Group plc	5.250%	9/15/14	1,199	1,211
	XLIT Ltd.	2.300%	12/15/18	125	124

	Other Finance (0.1%)
	NYSE Euronext	2.000%	10/5/17	980	998

	Real Estate Investment Trusts (1.3%)
6	ARC Properties Operating
	Partnership LP/Clark Acquisition LLC	2.000%	2/6/17	1,425	1,431
6	ARC Properties Operating
	Partnership LP/Clark Acquisition LLC	3.000%	2/6/19	1,270	1,277
	BioMed Realty LP	3.850%	4/15/16	385	403
	Boston Properties LP	3.700%	11/15/18	100	107
	Brandywine Operating Partnership LP	5.400%	11/1/14	150	152
	Brandywine Operating Partnership LP	5.700%	5/1/17	305	337

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Brandywine Operating Partnership LP	4.950%	4/15/18	475	516
	DDR Corp.	4.750%	4/15/18	490	534
	Digital Realty Trust LP	4.500%	7/15/15	198	204
	Duke Realty LP	7.375%	2/15/15	125	130
	Duke Realty LP	5.950%	2/15/17	237	263
	Duke Realty LP	6.500%	1/15/18	80	91
	Duke Realty LP	6.750%	3/15/20	125	149
6	Goodman Funding Pty Ltd.	6.375%	11/12/20	450	525
	HCP Inc.	3.750%	2/1/16	790	826
	HCP Inc.	6.700%	1/30/18	235	274
	HCP Inc.	5.375%	2/1/21	450	512
	Health Care REIT Inc.	3.625%	3/15/16	107	112
	Health Care REIT Inc.	4.700%	9/15/17	365	400
	Health Care REIT Inc.	2.250%	3/15/18	125	127
	Health Care REIT Inc.	4.125%	4/1/19	577	618
	Highwoods Realty LP	5.850%	3/15/17	105	117
	Kilroy Realty LP	4.800%	7/15/18	435	473
	Liberty Property LP	4.750%	10/1/20	35	38
	ProLogis LP	4.500%	8/15/17	200	217
	Realty Income Corp.	2.000%	1/31/18	130	131
	Realty Income Corp.	6.750%	8/15/19	145	172
	Regency Centers LP	5.875%	6/15/17	325	365
	Senior Housing Properties Trust	4.300%	1/15/16	340	353
	Senior Housing Properties Trust	3.250%	5/1/19	850	861
	Simon Property Group LP	5.100%	6/15/15	185	193
	Simon Property Group LP	6.100%	5/1/16	165	179
	Simon Property Group LP	2.800%	1/30/17	547	571
	Simon Property Group LP	5.875%	3/1/17	220	246
	Simon Property Group LP	2.150%	9/15/17	40	41
6	Simon Property Group LP	1.500%	2/1/18	150	149
	Simon Property Group LP	6.125%	5/30/18	360	419
	Simon Property Group LP	2.200%	2/1/19	625	632
	Simon Property Group LP	10.350%	4/1/19	250	339
	Simon Property Group LP	5.650%	2/1/20	36	42
	Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	800	808
					311,778
Industrial (29.7%)
	Basic Industry (2.4%)
	Air Products & Chemicals Inc.	2.000%	8/2/16	265	272
	Air Products & Chemicals Inc.	1.200%	10/15/17	275	275
	Airgas Inc.	1.650%	2/15/18	415	412
	Barrick Gold Corp.	6.950%	4/1/19	812	967
	Barrick North America Finance LLC	6.800%	9/15/18	420	493
	Barrick North America Finance LLC	4.400%	5/30/21	235	246
	Barrick PD Australia Finance Pty Ltd.	4.950%	1/15/20	215	238
8	BHP Billiton Finance Ltd.	6.375%	4/4/16	325	490
	BHP Billiton Finance USA Ltd.	1.875%	11/21/16	86	88
	BHP Billiton Finance USA Ltd.	1.625%	2/24/17	1,720	1,746
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	768	855
	BHP Billiton Finance USA Ltd.	2.050%	9/30/18	335	339
	BHP Billiton Finance USA Ltd.	6.500%	4/1/19	878	1,057
	CF Industries Inc.	6.875%	5/1/18	935	1,097
	Eastman Chemical Co.	2.400%	6/1/17	518	534
	EI du Pont de Nemours & Co.	6.000%	7/15/18	658	769
	Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	255	256
	Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	585	594
	Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	580	586
6	Glencore Funding LLC	2.500%	1/15/19	230	229
	Goldcorp Inc.	2.125%	3/15/18	360	361
	LyondellBasell Industries NV	5.000%	4/15/19	1,050	1,184
	Monsanto Co.	5.125%	4/15/18	535	602
	Monsanto Co.	2.125%	7/15/19	355	356
	Nucor Corp.	5.750%	12/1/17	209	238
	Nucor Corp.	5.850%	6/1/18	595	683
	Plains Exploration & Production Co.	6.125%	6/15/19	302	334
	Plains Exploration & Production Co.	6.500%	11/15/20	431	480
	Plains Exploration & Production Co.	6.625%	5/1/21	57	64
	Plains Exploration & Production Co.	6.750%	2/1/22	162	184
	Plains Exploration & Production Co.	6.875%	2/15/23	276	322
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	538	568
	PPG Industries Inc.	1.900%	1/15/16	245	249

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Praxair Inc.	4.500%	8/15/19	440	493
	Rio Tinto Finance USA Ltd.	2.500%	5/20/16	520	537
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	710	838
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	470	616
	Rio Tinto Finance USA plc	1.375%	6/17/16	915	925
	Rio Tinto Finance USA plc	2.000%	3/22/17	1,000	1,022
	Rio Tinto Finance USA plc	1.625%	8/21/17	1,285	1,299
	Rio Tinto Finance USA plc	2.250%	12/14/18	1,300	1,323
6	Smurfit Kappa Acquisitions	4.875%	9/15/18	90	95
	Teck Resources Ltd.	3.150%	1/15/17	295	308
	Teck Resources Ltd.	3.850%	8/15/17	205	218
	Teck Resources Ltd.	2.500%	2/1/18	270	275
	Teck Resources Ltd.	3.000%	3/1/19	55	56
	Vale Canada Ltd.	5.700%	10/15/15	345	366
	Vale Overseas Ltd.	6.250%	1/11/16	579	624
	Vale Overseas Ltd.	6.250%	1/23/17	739	826
	Vale Overseas Ltd.	5.625%	9/15/19	103	116
6	Xstrata Finance Canada Ltd.	2.050%	10/23/15	720	729
6	Xstrata Finance Canada Ltd.	3.600%	1/15/17	470	491

	Capital Goods (3.4%)
6	ABB Treasury Center USA Inc.	2.500%	6/15/16	350	362
	Boeing Capital Corp.	2.125%	8/15/16	520	535
	Boeing Capital Corp.	2.900%	8/15/18	310	327
	Boeing Capital Corp.	4.700%	10/27/19	250	283
	Boeing Co.	3.500%	2/15/15	790	806
	Boeing Co.	0.950%	5/15/18	525	514
	Boeing Co.	6.000%	3/15/19	250	294
6	Bombardier Inc.	4.250%	1/15/16	230	238
6	Bombardier Inc.	4.750%	4/15/19	400	407
6	Bombardier Inc.	6.000%	10/15/22	310	320
	Caterpillar Financial Services Corp.	4.750%	2/17/15	130	134
	Caterpillar Financial Services Corp.	1.100%	5/29/15	240	242
	Caterpillar Financial Services Corp.	2.750%	6/24/15	250	256
	Caterpillar Financial Services Corp.	2.650%	4/1/16	125	129
	Caterpillar Financial Services Corp.	2.050%	8/1/16	580	595
	Caterpillar Financial Services Corp.	1.000%	3/3/17	340	340
	Caterpillar Financial Services Corp.	1.625%	6/1/17	115	117
	Caterpillar Financial Services Corp.	1.250%	11/6/17	275	273
	Caterpillar Financial Services Corp.	5.450%	4/15/18	130	148
	Caterpillar Financial Services Corp.	7.050%	10/1/18	125	151
	Caterpillar Financial Services Corp.	7.150%	2/15/19	420	517
	Caterpillar Inc.	1.500%	6/26/17	250	253
	CNH Capital LLC	3.250%	2/1/17	640	650
	Crane Co.	2.750%	12/15/18	385	394
	CRH America Inc.	4.125%	1/15/16	950	997
	CRH America Inc.	6.000%	9/30/16	520	577
	CRH America Inc.	8.125%	7/15/18	475	584
	Danaher Corp.	2.300%	6/23/16	782	808
	Danaher Corp.	5.400%	3/1/19	155	178
	Danaher Corp.	3.900%	6/23/21	525	563
8	Dover Corp.	2.125%	12/1/20	240	341
6	Embraer Overseas Ltd.	5.696%	9/16/23	263	284
	Emerson Electric Co.	4.125%	4/15/15	230	237
	Emerson Electric Co.	5.375%	10/15/17	240	272
	Emerson Electric Co.	5.250%	10/15/18	120	137
	Emerson Electric Co.	5.000%	4/15/19	80	91
	Emerson Electric Co.	4.875%	10/15/19	160	182
	General Dynamics Corp.	1.375%	1/15/15	250	252
	General Dynamics Corp.	1.000%	11/15/17	1,765	1,751
	General Electric Co.	0.850%	10/9/15	370	372
	General Electric Co.	5.250%	12/6/17	2,855	3,220
	Harsco Corp.	2.700%	10/15/15	312	315
	Honeywell International Inc.	5.300%	3/1/18	348	395
	Honeywell International Inc.	5.000%	2/15/19	795	903
	Honeywell International Inc.	4.250%	3/1/21	30	33
	Huntington Ingalls Industries Inc.	6.875%	3/15/18	330	349
	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	440	451
	John Deere Capital Corp.	2.950%	3/9/15	400	407
	John Deere Capital Corp.	0.875%	4/17/15	125	126
	John Deere Capital Corp.	0.950%	6/29/15	425	427

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	John Deere Capital Corp.	2.250%	6/7/16	650	670
	John Deere Capital Corp.	1.850%	9/15/16	960	982
	John Deere Capital Corp.	1.050%	10/11/16	600	603
	John Deere Capital Corp.	1.050%	12/15/16	310	312
	John Deere Capital Corp.	2.000%	1/13/17	320	328
	John Deere Capital Corp.	1.400%	3/15/17	510	516
	John Deere Capital Corp.	2.800%	9/18/17	160	167
	John Deere Capital Corp.	1.200%	10/10/17	810	807
	John Deere Capital Corp.	1.300%	3/12/18	475	470
	John Deere Capital Corp.	5.350%	4/3/18	365	414
	John Deere Capital Corp.	5.750%	9/10/18	120	139
	John Deere Capital Corp.	1.950%	12/13/18	360	361
	John Deere Capital Corp.	1.950%	3/4/19	100	100
	L-3 Communications Corp.	3.950%	11/15/16	405	431
	L-3 Communications Corp.	1.500%	5/28/17	235	235
	Lockheed Martin Corp.	2.125%	9/15/16	365	376
	Lockheed Martin Corp.	4.250%	11/15/19	652	719
	Lockheed Martin Corp.	3.350%	9/15/21	455	472
	Mohawk Industries Inc.	6.125%	1/15/16	890	960
	Precision Castparts Corp.	0.700%	12/20/15	460	461
	Precision Castparts Corp.	1.250%	1/15/18	1,465	1,455
	Raytheon Co.	6.750%	3/15/18	185	217
	Republic Services Inc.	3.800%	5/15/18	140	150
	Republic Services Inc.	5.500%	9/15/19	120	138
	Rockwell Automation Inc.	5.650%	12/1/17	115	130
	Roper Industries Inc.	1.850%	11/15/17	520	525
	Roper Industries Inc.	2.050%	10/1/18	235	235
6	Schneider Electric SA	2.950%	9/27/22	520	509
	United Rentals North America Inc.	5.750%	7/15/18	585	619
	United Technologies Corp.	4.875%	5/1/15	100	104
	United Technologies Corp.	1.800%	6/1/17	1,800	1,837
	United Technologies Corp.	5.375%	12/15/17	691	784
	United Technologies Corp.	6.125%	2/1/19	580	686
	United Technologies Corp.	4.500%	4/15/20	70	78
	Waste Management Inc.	6.375%	3/11/15	420	437
	Waste Management Inc.	2.600%	9/1/16	230	238
	Waste Management Inc.	6.100%	3/15/18	275	317

	Communication (6.0%)
	21st Century Fox America Inc.	7.250%	5/18/18	175	210
	21st Century Fox America Inc.	6.900%	3/1/19	160	193
	America Movil SAB de CV	5.750%	1/15/15	285	293
	America Movil SAB de CV	3.625%	3/30/15	550	562
	America Movil SAB de CV	2.375%	9/8/16	2,565	2,638
	America Movil SAB de CV	5.625%	11/15/17	555	627
8	America Movil SAB de CV	1.000%	6/4/18	700	958
	America Movil SAB de CV	5.000%	10/16/19	300	339
	America Movil SAB de CV	5.000%	3/30/20	275	308
	American Tower Corp.	4.625%	4/1/15	375	386
	American Tower Corp.	4.500%	1/15/18	710	774
	American Tower Corp.	3.400%	2/15/19	1,030	1,079
	AT&T Inc.	5.100%	9/15/14	810	818
	AT&T Inc.	0.875%	2/13/15	250	251
	AT&T Inc.	2.500%	8/15/15	1,425	1,456
	AT&T Inc.	0.900%	2/12/16	400	401
	AT&T Inc.	2.950%	5/15/16	1,850	1,922
	AT&T Inc.	2.400%	8/15/16	1,735	1,788
	AT&T Inc.	1.600%	2/15/17	470	476
[10]	AT&T Inc.	5.875%	4/28/17	350	660
	AT&T Inc.	1.700%	6/1/17	1,040	1,054
	AT&T Inc.	1.400%	12/1/17	600	598
	AT&T Inc.	5.500%	2/1/18	2,109	2,388
	AT&T Inc.	5.600%	5/15/18	175	200
	AT&T Inc.	2.375%	11/27/18	1,365	1,389
	AT&T Inc.	5.800%	2/15/19	780	906
	AT&T Inc.	2.300%	3/11/19	650	655
	BellSouth Corp.	5.200%	9/15/14	875	884
	British Telecommunications plc	1.250%	2/14/17	345	345
	British Telecommunications plc	2.350%	2/14/19	465	468
6	BSKYB Finance UK plc	5.625%	10/15/15	125	133
	CBS Corp.	1.950%	7/1/17	550	559

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	CBS Corp.	4.625%	5/15/18	60	66
	CBS Corp.	8.875%	5/15/19	100	130
	Comcast Cable Communications LLC	8.875%	5/1/17	375	455
	Comcast Corp.	5.850%	11/15/15	425	456
	Comcast Corp.	5.900%	3/15/16	485	528
	Comcast Corp.	6.500%	1/15/17	750	853
	Comcast Corp.	6.300%	11/15/17	220	256
	Comcast Corp.	5.875%	2/15/18	410	472
	Comcast Corp.	5.700%	5/15/18	1,360	1,567
	Comcast Corp.	5.700%	7/1/19	800	936
	COX Communications Inc.	5.450%	12/15/14	126	129
6	Deutsche Telekom International
	Finance BV	3.125%	4/11/16	910	945
6	Deutsche Telekom International
	Finance BV	2.250%	3/6/17	100	102
	Deutsche Telekom International
	Finance BV	6.750%	8/20/18	275	326
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	3.550%	3/15/15	1,070	1,093
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	3.125%	2/15/16	440	456
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	3.500%	3/1/16	1,835	1,915
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	2.400%	3/15/17	2,075	2,136
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	1.750%	1/15/18	1,135	1,137
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	5.875%	10/1/19	70	82
	Discovery Communications LLC	3.700%	6/1/15	715	736
	Embarq Corp.	7.082%	6/1/16	450	502
	Interpublic Group of Cos. Inc.	2.250%	11/15/17	78	79
6	KT Corp.	1.750%	4/22/17	815	817
	NBCUniversal Media LLC	2.875%	4/1/16	595	618
	NBCUniversal Media LLC	5.150%	4/30/20	310	356
	Omnicom Group Inc.	5.900%	4/15/16	850	924
	Omnicom Group Inc.	4.450%	8/15/20	360	391
	Orange SA	2.125%	9/16/15	300	305
	Orange SA	2.750%	9/14/16	190	197
	Orange SA	2.750%	2/6/19	420	430
	Qwest Corp.	7.500%	10/1/14	225	229
	Qwest Corp.	6.500%	6/1/17	185	210
	Rogers Communications Inc.	7.500%	3/15/15	250	262
	Rogers Communications Inc.	6.800%	8/15/18	423	503
6	SES Global Americas Holdings GP	2.500%	3/25/19	1,295	1,304
	TCI Communications Inc.	8.750%	8/1/15	240	261
	Telecom Italia Capital SA	5.250%	10/1/15	100	105
	Telecom Italia Capital SA	6.999%	6/4/18	345	397
	Telecom Italia Capital SA	7.175%	6/18/19	385	445
	Telefonica Emisiones SAU	4.949%	1/15/15	355	363
	Telefonica Emisiones SAU	3.992%	2/16/16	1,105	1,155
	Telefonica Emisiones SAU	6.421%	6/20/16	780	852
	Telefonica Emisiones SAU	6.221%	7/3/17	880	992
	Telefonica Emisiones SAU	3.192%	4/27/18	1,840	1,895
	Telefonica Emisiones SAU	5.134%	4/27/20	400	444
	Telefonos de Mexico SAB de CV	5.500%	1/27/15	225	231
	Thomson Reuters Corp.	0.875%	5/23/16	400	400
	Thomson Reuters Corp.	1.300%	2/23/17	520	520
	Thomson Reuters Corp.	6.500%	7/15/18	375	440
	Thomson Reuters Corp.	4.700%	10/15/19	480	532
	Time Warner Cable Inc.	3.500%	2/1/15	65	66
	Time Warner Cable Inc.	5.850%	5/1/17	1,695	1,907
	Time Warner Cable Inc.	6.750%	7/1/18	1,455	1,719
	Time Warner Cable Inc.	8.750%	2/14/19	895	1,147
	Time Warner Cable Inc.	8.250%	4/1/19	705	892
	Time Warner Cable Inc.	5.000%	2/1/20	200	224
	Verizon Communications Inc.	0.700%	11/2/15	755	756
	Verizon Communications Inc.	2.500%	9/15/16	2,040	2,102
	Verizon Communications Inc.	2.000%	11/1/16	890	909
	Verizon Communications Inc.	1.350%	6/9/17	1,425	1,425
	Verizon Communications Inc.	1.100%	11/1/17	360	356

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	3.650%	9/14/18	2,715	2,901
	Verizon Communications Inc.	2.550%	6/17/19	230	233
	Verizon Communications Inc.	4.500%	9/15/20	750	825
	Vodafone Group plc	1.250%	9/26/17	280	279
	WPP Finance UK	8.000%	9/15/14	245	249

	Consumer Cyclical (4.3%)
	American Honda Finance Corp.	1.125%	10/7/16	470	473
	American Honda Finance Corp.	2.125%	10/10/18	460	467
	AutoZone Inc.	5.750%	1/15/15	280	288
	AutoZone Inc.	5.500%	11/15/15	155	165
	AutoZone Inc.	7.125%	8/1/18	845	1,009
	Brinker International Inc.	2.600%	5/15/18	630	632
	CVS Caremark Corp.	2.250%	12/5/18	600	608
6	Daimler Finance North America LLC	2.950%	1/11/17	405	421
6	Daimler Finance North America LLC	1.125%	3/10/17	655	654
6	Daimler Finance North America LLC	2.400%	4/10/17	260	268
6	Daimler Finance North America LLC	1.875%	1/11/18	280	282
6	Daimler Finance North America LLC	2.375%	8/1/18	700	714
	Dollar General Corp.	4.125%	7/15/17	780	834
	Dollar General Corp.	1.875%	4/15/18	235	233
6	Experian Finance plc	2.375%	6/15/17	905	924
	Ford Motor Credit Co. LLC	3.875%	1/15/15	230	234
	Ford Motor Credit Co. LLC	7.000%	4/15/15	1,286	1,350
	Ford Motor Credit Co. LLC	2.750%	5/15/15	844	857
	Ford Motor Credit Co. LLC	5.625%	9/15/15	122	129
	Ford Motor Credit Co. LLC	2.500%	1/15/16	420	430
	Ford Motor Credit Co. LLC	4.207%	4/15/16	1,014	1,071
	Ford Motor Credit Co. LLC	3.984%	6/15/16	1,095	1,156
	Ford Motor Credit Co. LLC	8.000%	12/15/16	1,375	1,595
	Ford Motor Credit Co. LLC	4.250%	2/3/17	245	263
	Ford Motor Credit Co. LLC	3.000%	6/12/17	625	652
	Ford Motor Credit Co. LLC	6.625%	8/15/17	1,395	1,604
	Ford Motor Credit Co. LLC	5.000%	5/15/18	1,715	1,906
	Ford Motor Credit Co. LLC	2.375%	3/12/19	465	466
6	General Motors Co.	3.500%	10/2/18	585	597
	General Motors Financial Co. Inc.	4.750%	8/15/17	25	27
	General Motors Financial Co. Inc.	3.250%	5/15/18	500	506
6	Harley-Davidson Financial Services Inc.	1.150%	9/15/15	510	512
6	Harley-Davidson Financial Services Inc.	3.875%	3/15/16	357	375
6	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	415	430
6	Harley-Davidson Funding Corp.	5.750%	12/15/14	610	623
6	Harley-Davidson Funding Corp.	6.800%	6/15/18	45	53
	Home Depot Inc.	2.000%	6/15/19	475	474
6	Hyundai Capital America	3.750%	4/6/16	320	334
6	Hyundai Capital America	4.000%	6/8/17	393	419
6	Hyundai Capital America	2.550%	2/6/19	465	468
6	Hyundai Capital Services Inc.	6.000%	5/5/15	100	104
6	Hyundai Capital Services Inc.	4.375%	7/27/16	330	350
6	Kia Motors Corp.	3.625%	6/14/16	651	680
	Lowe’s Cos. Inc.	1.625%	4/15/17	1,016	1,030
	Lowe’s Cos. Inc.	6.100%	9/15/17	300	344
	Lowe’s Cos. Inc.	4.625%	4/15/20	225	251
	Macy’s Retail Holdings Inc.	7.875%	7/15/15	393	422
	Macy’s Retail Holdings Inc.	5.900%	12/1/16	977	1,089
	Macy’s Retail Holdings Inc.	7.450%	7/15/17	1,060	1,245
	Marriott International Inc.	6.375%	6/15/17	180	205
	Marriott International Inc.	3.000%	3/1/19	240	248
	MasterCard Inc.	2.000%	4/1/19	300	301
	Nordstrom Inc.	6.250%	1/15/18	544	629
	PACCAR Financial Corp.	1.550%	9/29/14	1,100	1,103
	PACCAR Financial Corp.	0.750%	8/14/15	320	322
	PACCAR Financial Corp.	1.600%	3/15/17	160	162
	QVC Inc.	3.125%	4/1/19	230	234
	Smithsonian Institute
	Washington DC GO	3.434%	9/1/23	150	152
	Staples Inc.	2.750%	1/12/18	200	202
	Starbucks Corp.	2.000%	12/5/18	450	453
	Target Corp.	2.300%	6/26/19	670	675
	TJX Cos. Inc.	4.200%	8/15/15	205	213
	TJX Cos. Inc.	6.950%	4/15/19	325	395

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	TJX Cos. Inc.	2.750%	6/15/21	480	481
	Toll Brothers Finance Corp.	5.150%	5/15/15	370	380
	Toyota Motor Credit Corp.	2.000%	9/15/16	171	175
	Toyota Motor Credit Corp.	2.050%	1/12/17	610	625
	Toyota Motor Credit Corp.	1.750%	5/22/17	890	906
	Toyota Motor Credit Corp.	2.000%	10/24/18	490	495
	Toyota Motor Credit Corp.	2.100%	1/17/19	470	474
	VF Corp.	5.950%	11/1/17	140	161
	Viacom Inc.	6.250%	4/30/16	310	341
	Viacom Inc.	2.500%	12/15/16	120	124
	Viacom Inc.	6.125%	10/5/17	255	292
	Viacom Inc.	2.500%	9/1/18	736	753
	Viacom Inc.	2.200%	4/1/19	550	551
	Viacom Inc.	5.625%	9/15/19	75	87
6	Volkswagen Group of
	America Finance LLC	2.125%	5/23/19	600	601
6	Volkswagen International Finance NV	2.375%	3/22/17	380	393
6	Volkswagen International Finance NV	1.600%	11/20/17	540	542
6	Volkswagen International Finance NV	2.125%	11/20/18	635	639
	Wal-Mart Stores Inc.	0.600%	4/11/16	445	446
	Wal-Mart Stores Inc.	2.800%	4/15/16	480	499
	Wal-Mart Stores Inc.	5.375%	4/5/17	489	547
	Wal-Mart Stores Inc.	5.800%	2/15/18	70	81
	Wal-Mart Stores Inc.	1.125%	4/11/18	560	553
	Wal-Mart Stores Inc.	1.950%	12/15/18	450	455
	Wal-Mart Stores Inc.	3.625%	7/8/20	480	516
	Wal-Mart Stores Inc.	3.250%	10/25/20	457	480
	Wal-Mart Stores Inc.	4.250%	4/15/21	115	127
	Walgreen Co.	1.000%	3/13/15	799	803
	Walgreen Co.	1.800%	9/15/17	570	575
	Walgreen Co.	5.250%	1/15/19	740	840
6	Wesfarmers Ltd.	2.983%	5/18/16	910	945
6	Wesfarmers Ltd.	1.874%	3/20/18	425	424
	Wyndham Worldwide Corp.	2.950%	3/1/17	200	208
	Wyndham Worldwide Corp.	2.500%	3/1/18	165	168
	Yum! Brands Inc.	6.250%	4/15/16	431	470
	Yum! Brands Inc.	6.250%	3/15/18	74	85

	Consumer Noncyclical (6.7%)
	AbbVie Inc.	1.750%	11/6/17	1,300	1,305
6	Actavis Funding SCS	2.450%	6/15/19	235	236
	Actavis Inc.	1.875%	10/1/17	657	662
	Actavis Inc.	6.125%	8/15/19	235	276
	Allergan Inc.	5.750%	4/1/16	647	697
	Allergan Inc.	1.350%	3/15/18	200	193
	Altria Group Inc.	4.125%	9/11/15	1,153	1,200
	Altria Group Inc.	9.700%	11/10/18	330	433
	Altria Group Inc.	9.250%	8/6/19	1,119	1,488
	Amgen Inc.	1.875%	11/15/14	730	734
	Amgen Inc.	2.300%	6/15/16	1,155	1,188
	Amgen Inc.	2.500%	11/15/16	174	180
	Amgen Inc.	2.125%	5/15/17	1,780	1,824
	Amgen Inc.	1.250%	5/22/17	305	305
	Amgen Inc.	5.850%	6/1/17	843	950
	Amgen Inc.	6.150%	6/1/18	112	130
	Amgen Inc.	5.700%	2/1/19	185	214
	Amgen Inc.	2.200%	5/22/19	700	699
	Anheuser-Busch Cos. LLC	5.050%	10/15/16	125	137
	Anheuser-Busch Cos. LLC	5.600%	3/1/17	100	112
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	150	171
	Anheuser-Busch InBev Finance Inc.	0.800%	1/15/16	800	803
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	660	655
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	1,615	1,625
	Anheuser-Busch InBev Worldwide Inc.	3.625%	4/15/15	296	304
	Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	490	492
	Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	1,365	1,416
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	1,330	1,334
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	550	680
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	550	634
	Avon Products Inc.	4.600%	3/15/20	100	104
	Baxter International Inc.	5.375%	6/1/18	255	289

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Biogen Idec Inc.	6.875%	3/1/18	120	141
	Boston Scientific Corp.	6.250%	11/15/15	270	289
	Boston Scientific Corp.	6.400%	6/15/16	495	546
	Boston Scientific Corp.	2.650%	10/1/18	240	246
	Bottling Group LLC	5.500%	4/1/16	801	869
	Brown-Forman Corp.	1.000%	1/15/18	130	128
	Cardinal Health Inc.	1.900%	6/15/17	170	173
	Cardinal Health Inc.	1.700%	3/15/18	495	493
	CareFusion Corp.	5.125%	8/1/14	360	361
6	Cargill Inc.	1.900%	3/1/17	355	361
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	100	101
	Celgene Corp.	2.450%	10/15/15	390	399
	Celgene Corp.	1.900%	8/15/17	165	167
	Celgene Corp.	2.300%	8/15/18	340	346
	Celgene Corp.	2.250%	5/15/19	350	351
	Clorox Co.	5.950%	10/15/17	120	137
	Coca-Cola Co.	1.150%	4/1/18	245	243
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	450	455
	ConAgra Foods Inc.	1.300%	1/25/16	510	514
	ConAgra Foods Inc.	5.819%	6/15/17	120	135
	ConAgra Foods Inc.	1.900%	1/25/18	650	653
	ConAgra Foods Inc.	2.100%	3/15/18	85	85
	ConAgra Foods Inc.	7.000%	4/15/19	129	155
	Constellation Brands Inc.	3.750%	5/1/21	120	119
	Constellation Brands Inc.	4.250%	5/1/23	120	120
	Covidien International Finance SA	1.350%	5/29/15	510	514
	Covidien International Finance SA	2.800%	6/15/15	345	352
	Covidien International Finance SA	6.000%	10/15/17	1,193	1,365
	CR Bard Inc.	1.375%	1/15/18	320	317
	Delhaize Group SA	6.500%	6/15/17	330	373
	Diageo Capital plc	1.125%	4/29/18	170	167
	Dr Pepper Snapple Group Inc.	2.900%	1/15/16	200	207
	Dr Pepper Snapple Group Inc.	6.820%	5/1/18	365	429
	Edwards Lifesciences Corp.	2.875%	10/15/18	600	613
	Express Scripts Holding Co.	3.500%	11/15/16	795	839
	Express Scripts Holding Co.	2.650%	2/15/17	1,877	1,948
	Genentech Inc.	4.750%	7/15/15	420	439
	General Mills Inc.	0.875%	1/29/16	325	326
	General Mills Inc.	5.700%	2/15/17	244	273
	Gilead Sciences Inc.	2.400%	12/1/14	820	827
	Gilead Sciences Inc.	3.050%	12/1/16	918	962
	Gilead Sciences Inc.	2.050%	4/1/19	260	260
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	400	458
	GlaxoSmithKline Capital plc	1.500%	5/8/17	485	490
6	Grupo Bimbo SAB de CV	4.875%	6/27/44	75	73
	HJ Heinz Co.	4.250%	10/15/20	120	121
	Ingredion Inc.	1.800%	9/25/17	144	144
	Koninklijke Philips NV	5.750%	3/11/18	1,143	1,303
	Kraft Foods Group Inc.	2.250%	6/5/17	1,943	1,995
	Kraft Foods Group Inc.	6.125%	8/23/18	291	338
	Kraft Foods Group Inc.	5.375%	2/10/20	215	245
	Kroger Co.	1.200%	10/17/16	160	161
	Kroger Co.	2.200%	1/15/17	185	190
	Kroger Co.	6.800%	12/15/18	150	178
	Kroger Co.	2.300%	1/15/19	760	768
	Life Technologies Corp.	4.400%	3/1/15	400	410
	Lorillard Tobacco Co.	3.500%	8/4/16	620	648
	Lorillard Tobacco Co.	2.300%	8/21/17	480	490
	Lorillard Tobacco Co.	8.125%	6/23/19	341	425
	McKesson Corp.	0.950%	12/4/15	600	602
	McKesson Corp.	3.250%	3/1/16	413	430
	McKesson Corp.	5.700%	3/1/17	150	168
	McKesson Corp.	2.284%	3/15/19	750	753
	Mead Johnson Nutrition Co.	3.500%	11/1/14	400	404
	Medco Health Solutions Inc.	2.750%	9/15/15	230	236
	Medco Health Solutions Inc.	7.125%	3/15/18	805	953
	Merck & Co. Inc.	1.300%	5/18/18	560	554
	Merck Sharp & Dohme Corp.	4.750%	3/1/15	150	154
	Mondelez International Inc.	4.125%	2/9/16	862	906
	Mondelez International Inc.	2.250%	2/1/19	620	624
	Mondelez International Inc.	5.375%	2/10/20	250	287

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Mylan Inc.	1.800%	6/24/16	775	784
	Mylan Inc.	1.350%	11/29/16	230	231
	Mylan Inc.	2.600%	6/24/18	1,371	1,393
	Mylan Inc.	2.550%	3/28/19	110	111
	Nabisco Inc.	7.550%	6/15/15	360	384
	Newell Rubbermaid Inc.	2.050%	12/1/17	315	319
	Novartis Securities Investment Ltd.	5.125%	2/10/19	580	661
	PepsiCo Inc.	0.700%	2/26/16	350	351
	PepsiCo Inc.	2.500%	5/10/16	535	551
	PepsiCo Inc.	1.250%	8/13/17	225	226
	PepsiCo Inc.	5.000%	6/1/18	280	316
	PepsiCo Inc.	7.900%	11/1/18	320	399
6	Pernod Ricard SA	2.950%	1/15/17	1,455	1,513
8	Pernod Ricard SA	5.000%	3/15/17	400	608
6	Pernod Ricard SA	4.450%	1/15/22	75	80
6	Perrigo Co. plc	1.300%	11/8/16	355	354
6	Perrigo Co. plc	2.300%	11/8/18	355	355
	Pfizer Inc.	5.350%	3/15/15	255	264
	Pfizer Inc.	6.200%	3/15/19	1,255	1,490
	Pharmacia Corp.	6.500%	12/1/18	200	239
	Philip Morris International Inc.	2.500%	5/16/16	515	533
	Philip Morris International Inc.	1.125%	8/21/17	125	125
	Philip Morris International Inc.	5.650%	5/16/18	510	585
	Procter & Gamble Co.	4.850%	12/15/15	75	80
	Procter & Gamble Co.	4.700%	2/15/19	610	688
	Quest Diagnostics Inc.	2.700%	4/1/19	465	470
	Reynolds American Inc.	1.050%	10/30/15	160	160
	Reynolds American Inc.	6.750%	6/15/17	271	311
6	Roche Holdings Inc.	6.000%	3/1/19	850	1,003
	Sanofi	1.200%	9/30/14	1,010	1,012
	Sanofi	1.250%	4/10/18	1,130	1,116
	St. Jude Medical Inc.	2.500%	1/15/16	495	509
	Stryker Corp.	3.000%	1/15/15	170	172
	Stryker Corp.	1.300%	4/1/18	582	574
6	Takeda Pharmaceutical Co. Ltd.	1.031%	3/17/15	970	972
6	Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	1,240	1,254
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	870	898
	Teva Pharmaceutical Finance II BV /
	Teva Pharmaceutical Finance III LLC	3.000%	6/15/15	1,022	1,047
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	380	372
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	510	530
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	355	364
	Thermo Fisher Scientific Inc.	1.300%	2/1/17	400	400
	Thermo Fisher Scientific Inc.	2.400%	2/1/19	260	263
	Tyson Foods Inc.	6.600%	4/1/16	978	1,081
	Whirlpool Corp.	6.500%	6/15/16	75	83
	Wyeth LLC	5.500%	2/15/16	255	275
	Wyeth LLC	5.450%	4/1/17	80	89
	Zoetis Inc.	1.150%	2/1/16	760	764
	Zoetis Inc.	1.875%	2/1/18	810	812

	Energy (2.9%)
	Anadarko Petroleum Corp.	5.950%	9/15/16	1,330	1,473
	Anadarko Petroleum Corp.	6.375%	9/15/17	333	383
	BP Capital Markets plc	3.125%	10/1/15	525	542
	BP Capital Markets plc	0.700%	11/6/15	360	361
	BP Capital Markets plc	3.200%	3/11/16	1,990	2,078
	BP Capital Markets plc	2.248%	11/1/16	735	758
	BP Capital Markets plc	1.846%	5/5/17	725	740
	BP Capital Markets plc	1.375%	11/6/17	750	751
	BP Capital Markets plc	1.375%	5/10/18	825	817
	BP Capital Markets plc	2.241%	9/26/18	705	717
	BP Capital Markets plc	4.750%	3/10/19	730	819
	BP Capital Markets plc	2.237%	5/10/19	500	504
	Canadian Natural Resources Ltd.	4.900%	12/1/14	225	229
	Chevron Corp.	1.104%	12/5/17	300	299
	Chevron Corp.	1.718%	6/24/18	700	706
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	780	864
	Ensco plc	3.250%	3/15/16	1,455	1,514
	EOG Resources Inc.	5.875%	9/15/17	50	57
	EOG Resources Inc.	5.625%	6/1/19	175	204

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	GS Caltex Corp.	5.500%	8/25/14	90	91
6	GS Caltex Corp.	5.500%	10/15/15	135	142
	Marathon Oil Corp.	0.900%	11/1/15	1,280	1,285
	Marathon Oil Corp.	5.900%	3/15/18	315	360
	Nabors Industries Inc.	2.350%	9/15/16	400	410
	Nabors Industries Inc.	6.150%	2/15/18	460	526
	Noble Holding International Ltd.	3.450%	8/1/15	340	350
	Noble Holding International Ltd.	3.050%	3/1/16	370	381
	Occidental Petroleum Corp.	4.125%	6/1/16	190	203
	Occidental Petroleum Corp.	1.750%	2/15/17	2,070	2,108
	Occidental Petroleum Corp.	1.500%	2/15/18	990	988
	Petro-Canada	6.050%	5/15/18	115	133
	Phillips 66	2.950%	5/1/17	935	980
	Pioneer Natural Resources Co.	6.650%	3/15/17	120	137
	Pioneer Natural Resources Co.	6.875%	5/1/18	225	266
	Shell International Finance BV	5.200%	3/22/17	375	417
	Shell International Finance BV	1.125%	8/21/17	100	100
	Shell International Finance BV	1.900%	8/10/18	100	101
	Shell International Finance BV	2.000%	11/15/18	325	329
	Shell International Finance BV	4.300%	9/22/19	250	278
	Southwestern Energy Co.	7.500%	2/1/18	300	358
	Suncor Energy Inc.	6.100%	6/1/18	80	93
	Total Capital Canada Ltd.	1.450%	1/15/18	1,045	1,046
	Total Capital International SA	1.500%	2/17/17	865	876
	Total Capital International SA	1.550%	6/28/17	485	490
	Total Capital International SA	2.125%	1/10/19	1,480	1,502
	Total Capital International SA	2.100%	6/19/19	500	501
	Total Capital SA	2.125%	8/10/18	275	279
	Transocean Inc.	4.950%	11/15/15	1,280	1,349
	Transocean Inc.	5.050%	12/15/16	2,090	2,270
	Transocean Inc.	2.500%	10/15/17	1,555	1,588
	Transocean Inc.	6.000%	3/15/18	465	525
	Weatherford International LLC	6.350%	6/15/17	360	408
	Weatherford International Ltd.	5.500%	2/15/16	240	258

	Other Industrial (0.0%)
6	Hutchison Whampoa
	International 11 Ltd.	4.625%	1/13/22	350	377

	Technology (2.6%)
	Affiliated Computer Services Inc.	5.200%	6/1/15	250	260
	Agilent Technologies Inc.	5.500%	9/14/15	170	180
	Agilent Technologies Inc.	6.500%	11/1/17	520	597
	Altera Corp.	1.750%	5/15/17	185	187
	Altera Corp.	2.500%	11/15/18	1,205	1,224
	Amphenol Corp.	4.750%	11/15/14	500	508
	Amphenol Corp.	2.550%	1/30/19	200	203
	Apple Inc.	1.000%	5/3/18	590	577
	Apple Inc.	2.100%	5/6/19	1,235	1,242
	Apple Inc.	2.850%	5/6/21	875	883
	Applied Materials Inc.	2.650%	6/15/16	200	207
	Baidu Inc.	2.250%	11/28/17	385	390
	Baidu Inc.	3.250%	8/6/18	825	852
	Baidu Inc.	2.750%	6/9/19	425	426
	Cisco Systems Inc.	2.125%	3/1/19	690	695
	Computer Sciences Corp.	2.500%	9/15/15	370	378
	Computer Sciences Corp.	6.500%	3/15/18	525	608
	Corning Inc.	1.450%	11/15/17	375	372
	EMC Corp.	1.875%	6/1/18	490	493
	Fidelity National Information
	Services Inc.	1.450%	6/5/17	235	235
	Fiserv Inc.	3.125%	6/15/16	50	52
	Fiserv Inc.	6.800%	11/20/17	100	116
	Hewlett-Packard Co.	2.350%	3/15/15	185	187
	Hewlett-Packard Co.	2.125%	9/13/15	1,040	1,058
	Hewlett-Packard Co.	2.200%	12/1/15	320	327
	Hewlett-Packard Co.	2.650%	6/1/16	1,545	1,595
	Hewlett-Packard Co.	3.000%	9/15/16	2,000	2,082
	Hewlett-Packard Co.	3.300%	12/9/16	354	372
	Hewlett-Packard Co.	5.400%	3/1/17	360	399

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Hewlett-Packard Co.	2.600%	9/15/17	500	517
	Hewlett-Packard Co.	5.500%	3/1/18	170	192
	Hewlett-Packard Co.	2.750%	1/14/19	1,245	1,277
	Intel Corp.	1.950%	10/1/16	250	257
	Intel Corp.	1.350%	12/15/17	1,447	1,447
	Intel Corp.	3.300%	10/1/21	235	243
	International Business Machines Corp.	0.875%	10/31/14	285	286
	International Business Machines Corp.	1.250%	2/6/17	400	403
	International Business Machines Corp.	5.700%	9/14/17	691	787
	International Business Machines Corp.	1.250%	2/8/18	300	299
	International Business Machines Corp.	7.625%	10/15/18	445	550
	International Business Machines Corp.	1.950%	2/12/19	1,160	1,167
	Microsoft Corp.	0.875%	11/15/17	230	228
	Motorola Solutions Inc.	6.000%	11/15/17	198	225
	Oracle Corp.	1.200%	10/15/17	695	694
	Oracle Corp.	5.750%	4/15/18	300	345
	Oracle Corp.	2.375%	1/15/19	580	590
	Oracle Corp.	2.250%	10/8/19	1,660	1,658
	Oracle Corp.	2.800%	7/8/21	835	834
	Oracle Corp.	3.400%	7/8/24	65	65
	Oracle Corp.	4.300%	7/8/34	120	120
	Oracle Corp.	4.500%	7/8/44	120	120
6	Seagate HDD Cayman	3.750%	11/15/18	330	337
	Tyco Electronics Group SA	2.375%	12/17/18	350	353
	Xerox Corp.	4.250%	2/15/15	435	445
	Xerox Corp.	5.625%	12/15/19	325	373
	Xilinx Inc.	2.125%	3/15/19	500	501

	Transportation (1.4%)
[3,6]	AA Aircraft Financing 2013-1 LLC	6.500%	11/1/17	461	466
3	AFC X Ltd.	3.500%	5/31/15	3,250	3,258
	AFC X Ltd.	3.140%	5/31/15	1,180	1,180
[3,6]	American Airlines 2013-2 Class A
	Pass Through Trust	3.596%	11/1/19	799	823
	Canadian Pacific Railway Co.	6.500%	5/15/18	250	293
	Canadian Pacific Railway Co.	7.250%	5/15/19	75	92
	Canadian Pacific Railway Ltd.	4.500%	1/15/22	190	210
3	Continental Airlines 1997-4 Class A
	Pass Through Trust	6.900%	7/2/19	161	172
3	Continental Airlines 1998-1 Class A
	Pass Through Trust	6.648%	3/15/19	45	49
3	Continental Airlines 1998-1 Class B
	Pass Through Trust	6.748%	6/15/18	87	96
3	Continental Airlines 1999-1 Class B
	Pass Through Trust	6.795%	2/20/20	37	39
3	Continental Airlines 2000-1 Class A-1
	Pass Through Trust	8.048%	11/1/20	157	182
3	Continental Airlines 2005-ERJ1
	Pass Through Trust	9.798%	4/1/21	117	135
3	Continental Airlines 2012-2 Class B
	Pass Through Trust	5.500%	4/29/22	71	75
	CSX Corp.	6.250%	4/1/15	357	372
	CSX Corp.	6.250%	3/15/18	707	822
[3,11] Delta Air Lines 2002-1 Class G-1
	Pass Through Trust	6.718%	7/2/24	127	149
3	Delta Air Lines 2010-1 Class A
	Pass Through Trust	6.200%	1/2/20	414	463
3	Delta Air Lines 2012-1 Class A
	Pass Through Trust	4.750%	11/7/21	72	78
6	ERAC USA Finance LLC	5.600%	5/1/15	236	245
6	ERAC USA Finance LLC	1.400%	4/15/16	225	227
6	ERAC USA Finance LLC	6.375%	10/15/17	280	321
6	ERAC USA Finance LLC	2.800%	11/1/18	430	445
6	ERAC USA Finance LLC	2.350%	10/15/19	285	285
3	Hawaiian Airlines 2013-1 Class A
	Pass Through Certificates	3.900%	1/15/26	185	184
	JB Hunt Transport Services Inc.	3.375%	9/15/15	290	299
	JB Hunt Transport Services Inc.	2.400%	3/15/19	120	121
[3,5,11]JetBlue Airways 2004-2 G-2
	Pass Through Trust	0.674%	5/15/18	220	214

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Norfolk Southern Corp.	5.257%	9/17/14	328	331
6	Penske Truck Leasing Co. Lp /
	PTL Finance Corp.	2.500%	7/11/14	400	400
	Ryder System Inc.	7.200%	9/1/15	180	193
	Ryder System Inc.	3.600%	3/1/16	670	700
	Ryder System Inc.	5.850%	11/1/16	210	231
	Ryder System Inc.	2.500%	3/1/17	325	336
	Ryder System Inc.	2.450%	11/15/18	150	153
	Ryder System Inc.	2.550%	6/1/19	160	162
3	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	56	65
	Union Pacific Corp.	5.750%	11/15/17	225	258
	Union Pacific Corp.	5.700%	8/15/18	585	677
[3,6]	UAL 2009-2B Pass Through Trust	12.000%	7/15/17	110	124
	United Continental Holdings Inc.	6.375%	6/1/18	140	151
	United Parcel Service Inc.	1.125%	10/1/17	180	180
	United Parcel Service Inc.	5.500%	1/15/18	351	400
	United Parcel Service Inc.	5.125%	4/1/19	660	756
					356,739
Utilities (5.0%)
	Electric (3.9%)
	Ameren Illinois Co.	6.125%	11/15/17	165	191
	Ameren Illinois Co.	6.250%	4/1/18	110	126
	American Electric Power Co. Inc.	1.650%	12/15/17	869	873
	Appalachian Power Co.	5.000%	6/1/17	141	155
	Arizona Public Service Co.	4.650%	5/15/15	150	155
	Arizona Public Service Co.	6.250%	8/1/16	100	111
	Arizona Public Service Co.	8.750%	3/1/19	240	310
	Baltimore Gas & Electric Co.	5.900%	10/1/16	170	189
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	1,070	1,225
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	890	892
	CenterPoint Energy Inc.	5.950%	2/1/17	510	568
	CenterPoint Energy Inc.	6.500%	5/1/18	170	199
	CMS Energy Corp.	4.250%	9/30/15	530	551
	CMS Energy Corp.	6.550%	7/17/17	70	80
	CMS Energy Corp.	5.050%	2/15/18	1,105	1,229
	Commonwealth Edison Co.	5.950%	8/15/16	640	706
	Commonwealth Edison Co.	1.950%	9/1/16	795	815
	Commonwealth Edison Co.	6.150%	9/15/17	670	770
	Commonwealth Edison Co.	5.800%	3/15/18	830	952
	Commonwealth Edison Co.	2.150%	1/15/19	160	161
	Consolidated Edison Co. of
	New York Inc.	6.650%	4/1/19	265	319
	Consumers Energy Co.	5.500%	8/15/16	110	121
	Consumers Energy Co.	5.150%	2/15/17	360	397
	Consumers Energy Co.	5.650%	9/15/18	300	346
	Consumers Energy Co.	6.125%	3/15/19	595	703
	Consumers Energy Co.	6.700%	9/15/19	670	814
	DTE Electric Co.	5.600%	6/15/18	80	92
	Duke Energy Carolinas LLC	5.300%	10/1/15	250	265
	Duke Energy Carolinas LLC	1.750%	12/15/16	175	179
	Duke Energy Carolinas LLC	5.100%	4/15/18	625	704
	Duke Energy Carolinas LLC	7.000%	11/15/18	740	896
	Duke Energy Corp.	3.350%	4/1/15	125	128
	Duke Energy Corp.	1.625%	8/15/17	290	293
	Duke Energy Corp.	2.100%	6/15/18	225	227
	Duke Energy Corp.	6.250%	6/15/18	410	477
	Duke Energy Corp.	5.050%	9/15/19	300	341
	Duke Energy Florida Inc.	5.100%	12/1/15	1,110	1,181
	Duke Energy Florida Inc.	5.800%	9/15/17	275	314
	Duke Energy Florida Inc.	5.650%	6/15/18	810	928
	Duke Energy Progress Inc.	5.150%	4/1/15	100	104
	Duke Energy Progress Inc.	5.250%	12/15/15	370	395
	Duke Energy Progress Inc.	5.300%	1/15/19	240	275
	Entergy Corp.	3.625%	9/15/15	460	474
	Entergy Corp.	4.700%	1/15/17	305	328
	Entergy Louisiana LLC	1.875%	12/15/14	275	277
	Exelon Corp.	4.900%	6/15/15	240	249
	Exelon Generation Co. LLC	6.200%	10/1/17	390	445
	FirstEnergy Corp.	4.250%	3/15/23	510	507
6	FirstEnergy Transmission LLC	4.350%	1/15/25	690	697

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,6]	FPL Energy Marcus Hook LP	7.590%	7/10/18	400	430
	Georgia Power Co.	3.000%	4/15/16	160	167
	Georgia Power Co.	5.700%	6/1/17	135	152
6	Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	1,320	1,328
	LG&E & KU Energy LLC	2.125%	11/15/15	845	857
	Louisville Gas & Electric Co.	1.625%	11/15/15	140	142
	MidAmerican Energy Co.	5.950%	7/15/17	340	387
	MidAmerican Energy Co.	5.300%	3/15/18	728	824
	MidAmerican Energy Co.	3.500%	10/15/24	280	285
	National Rural Utilities Cooperative
	Finance Corp.	1.000%	2/2/15	205	206
	National Rural Utilities Cooperative
	Finance Corp.	1.900%	11/1/15	310	316
	National Rural Utilities Cooperative
	Finance Corp.	3.050%	3/1/16	200	208
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	4/10/17	100	111
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	750	850
	National Rural Utilities Cooperative
	Finance Corp.	2.150%	2/1/19	640	645
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	545	545
	Nevada Power Co.	5.875%	1/15/15	1,020	1,050
	Nevada Power Co.	6.500%	5/15/18	771	903
	Nevada Power Co.	6.500%	8/1/18	170	201
	NextEra Energy Capital Holdings Inc.	1.200%	6/1/15	1,026	1,032
	NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	465	476
	NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	350	385
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	400	403
	NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	930	948
3	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	130	131
6	Niagara Mohawk Power Corp.	3.553%	10/1/14	120	121
	Northeast Utilities	1.450%	5/1/18	510	502
	Northern States Power Co.	5.250%	3/1/18	71	80
	NSTAR Electric Co.	5.625%	11/15/17	50	57
	Ohio Power Co.	6.000%	6/1/16	240	263
6	Origin Energy Finance Ltd.	3.500%	10/9/18	110	114
8	Origin Energy Finance Ltd.	3.500%	10/4/21	200	298
	Pacific Gas & Electric Co.	5.625%	11/30/17	1,220	1,379
	PacifiCorp	5.650%	7/15/18	450	517
	Pennsylvania Electric Co.	6.050%	9/1/17	140	159
	PG&E Corp.	2.400%	3/1/19	465	469
	PPL Capital Funding Inc.	1.900%	6/1/18	310	310
	Public Service Co. of Colorado	5.800%	8/1/18	240	276
	Public Service Co. of New Mexico	7.950%	5/15/18	150	180
	Public Service Electric & Gas Co.	5.000%	8/15/14	250	251
	Public Service Electric & Gas Co.	2.700%	5/1/15	320	326
	Public Service Electric & Gas Co.	5.300%	5/1/18	70	79
	Public Service Electric & Gas Co.	2.300%	9/15/18	685	702
	Sierra Pacific Power Co.	6.000%	5/15/16	397	435
	South Carolina Electric & Gas Co.	6.500%	11/1/18	200	238
	Southern California Edison Co.	1.125%	5/1/17	160	160
	Southern California Edison Co.	5.500%	8/15/18	120	138
	Southwestern Electric Power Co.	5.550%	1/15/17	50	55
	Southwestern Electric Power Co.	5.875%	3/1/18	245	279
	Tampa Electric Co.	6.100%	5/15/18	525	608
	TECO Finance Inc.	4.000%	3/15/16	345	363
	TECO Finance Inc.	6.572%	11/1/17	244	281
6	Trans-Allegheny Interstate Line Co.	4.000%	1/15/15	1,350	1,371
	Union Electric Co.	6.400%	6/15/17	310	352
3	Wisconsin Energy Corp.	6.250%	5/15/67	125	130
	Xcel Energy Inc.	0.750%	5/9/16	833	834

	Natural Gas (1.1%)
	Atmos Energy Corp.	4.950%	10/15/14	160	162
6	Centrica plc	4.000%	10/16/23	140	140
	Colorado Interstate Gas Co. LLC	6.800%	11/15/15	975	1,053
	DCP Midstream Operating LP	2.700%	4/1/19	125	127
6	Dominion Gas Holdings LLC	3.550%	11/1/23	300	305
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	250	282

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	El Paso Pipeline Partners
	Operating Co. LLC	4.100%	11/15/15	967	1,006
6	Enable Midstream Partners LP	2.400%	5/15/19	470	470
	Enbridge Energy Partners LP	5.350%	12/15/14	60	61
3	Enbridge Energy Partners LP	8.050%	10/1/77	30	34
	Energy Transfer Partners LP	5.950%	2/1/15	247	255
	Energy Transfer Partners LP	6.125%	2/15/17	515	574
	Energy Transfer Partners LP	6.700%	7/1/18	990	1,160
	Energy Transfer Partners LP	4.150%	10/1/20	275	291
	Kinder Morgan Energy Partners LP	5.625%	2/15/15	220	227
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	670	698
	Kinder Morgan Energy Partners LP	6.000%	2/1/17	395	441
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	230	263
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	300	304
	Kinder Morgan Energy Partners LP	3.500%	3/1/21	160	162
	Nisource Finance Corp.	6.400%	3/15/18	306	354
	Nisource Finance Corp.	6.800%	1/15/19	168	200
	ONEOK Partners LP	3.200%	9/15/18	280	292
	ONEOK Partners LP	8.625%	3/1/19	190	240
	Sempra Energy	6.500%	6/1/16	1,167	1,291
	Sempra Energy	2.300%	4/1/17	945	971
	Sempra Energy	6.150%	6/15/18	330	383
6	Southern Natural Gas Co. LLC	5.900%	4/1/17	270	303
	Spectra Energy Partners LP	2.950%	9/25/18	230	239
3	TransCanada PipeLines Ltd.	6.350%	5/15/67	125	130
	Western Gas Partners LP	2.600%	8/15/18	160	164
	Williams Cos. Inc.	4.550%	6/24/24	130	131

	Other Utility (0.0%)
	American Water Capital Corp.	6.085%	10/15/17	210	238
					59,994
Total Corporate Bonds (Cost $719,793)					728,511
Sovereign Bonds (U.S. Dollar-Denominated) (9.1%)
6	Abu Dhabi National Energy Co.	4.750%	9/15/14	300	302
	Abu Dhabi National Energy Co.	4.125%	3/13/17	200	212
6	Banco de Costa Rica	5.250%	8/12/18	200	206
6	Banco del Estado de Chile	2.000%	11/9/17	200	202
6	Banco do Brasil SA	4.500%	1/22/15	500	508
	Banco do Brasil SA	3.875%	1/23/17	400	416
6	Banco Latinoamericano de Comercio
	Exterior SA	3.750%	4/4/17	400	412
6	Banco Nacional de Desenvolvimento
	Economico e Social	3.375%	9/26/16	100	103
6	Banco Nacional de Desenvolvimento
	Economico e Social	4.000%	4/14/19	235	240
6	Bank Nederlandse Gemeenten	1.375%	3/23/15	400	403
6	Bank Nederlandse Gemeenten	0.875%	2/21/17	500	499
6	Bank Nederlandse Gemeenten	2.500%	1/23/23	50	49
6	Bermuda	4.138%	1/3/23	200	202
6	Bermuda	4.854%	2/6/24	200	210
6	Caisse d’Amortissement de la
	Dette Sociale	1.750%	2/24/15	150	151
6	Caisse d’Amortissement de la
	Dette Sociale	1.375%	1/29/18	125	125
6	Caixa Economica Federal	2.375%	11/6/17	125	122
6	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	200	204
6	CNPC General Capital Ltd.	2.750%	4/19/17	125	128
6	CNPC General Capital Ltd.	2.750%	5/14/19	235	233
	Corp. Andina de Fomento	3.750%	1/15/16	1,830	1,912
	Corp. Andina de Fomento	5.750%	1/12/17	100	111
6	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	150	156
6	Corp. Nacional del Cobre de Chile	4.750%	10/15/14	100	101
6	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	600	620
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	200	207
6	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	525	507
6	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	200	213
6	Democratic Socialist Republic of
	Sri Lanka	5.125%	4/11/19	200	203

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[12]	Development Bank of Japan Inc.	2.750%	3/15/16	100	104
[12]	Development Bank of Japan Inc.	5.125%	2/1/17	200	221
6	Development Bank of Kazakhstan JSC	5.500%	12/20/15	300	311
[6,13] Dexia Credit Local SA		1.250%	10/18/16	300	302
	Ecopetrol SA	5.875%	9/18/23	200	225
6	Electricite de France	1.150%	1/20/17	1,390	1,392
6	Electricite de France	2.150%	1/22/19	810	813
6	Electricite de France	6.000%	1/22/14	60	68
	European Bank for Reconstruction &
	Development	1.625%	9/3/15	50	51
	European Investment Bank	2.750%	3/23/15	250	255
	European Investment Bank	1.625%	9/1/15	275	279
	Export-Import Bank of Korea	5.875%	1/14/15	1,500	1,541
	Export-Import Bank of Korea	5.125%	3/16/15	400	412
	Export-Import Bank of Korea	4.125%	9/9/15	775	805
	Export-Import Bank of Korea	3.750%	10/20/16	705	746
	Export-Import Bank of Korea	4.000%	1/11/17	400	427
	Export-Import Bank of Korea	2.875%	9/17/18	300	309
6	Federation of Malaysia	2.991%	7/6/16	125	130
	Federative Republic of Brazil	7.875%	3/7/15	2,130	2,227
	Federative Republic of Brazil	6.000%	1/17/17	505	562
3	Federative Republic of Brazil	8.000%	1/15/18	489	544
	Federative Republic of Brazil	2.625%	1/5/23	265	245
	Federative Republic of Brazil	4.250%	1/7/25	200	203
3	Federative Republic of Brazil	11.000%	8/17/40	100	112
	Federative Republic of Brazil	5.625%	1/7/41	100	107
6	Fondo MIVIVIENDA SA	3.375%	4/2/19	500	506
	Gazprom OAO Via Gaz Capital SA	8.146%	4/11/18	150	172
	Hydro-Quebec	2.000%	6/30/16	550	565
	IPIC GMTN Ltd.	3.125%	11/15/15	250	258
[12]	Japan Bank for International
	Cooperation	2.875%	2/2/15	400	406
[12]	Japan Bank for International
	Cooperation	1.875%	9/24/15	1,250	1,274
[12]	Japan Bank for International
	Cooperation	2.500%	1/21/16	500	516
[12]	Japan Bank for International
	Cooperation	2.500%	5/18/16	1,000	1,035
[12]	Japan Bank for International
	Cooperation	2.250%	7/13/16	910	941
[12]	Japan Bank for International
	Cooperation	1.750%	7/31/18	700	706
[12]	Japan Bank for International
	Cooperation	1.750%	11/13/18	750	753
[12]	Japan Finance Organization for
	Municipalities	4.625%	4/21/15	100	103
[12]	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	250	274
6	KazMunayGaz National Co. JSC	11.750%	1/23/15	100	105
	KazMunayGas National Co. JSC	11.750%	1/23/15	300	317
	KazMunayGas National Co. JSC	9.125%	7/2/18	1,000	1,203
[14]	KFW	2.750%	10/21/14	750	756
6	Kommunalbanken AS	2.375%	1/19/16	125	129
6	Kommunalbanken AS	0.875%	10/3/16	225	226
6	Kommunalbanken AS	1.125%	5/23/18	700	692
	Korea Development Bank	4.375%	8/10/15	290	301
	Korea Development Bank	1.000%	1/22/16	200	200
	Korea Development Bank	3.250%	3/9/16	450	467
	Korea Development Bank	4.000%	9/9/16	200	212
	Korea Development Bank	3.875%	5/4/17	675	717
	Korea Development Bank	3.500%	8/22/17	575	606
	Korea Development Bank	1.500%	1/22/18	400	395
6	Korea Electric Power Corp.	3.000%	10/5/15	200	205
6	Korea Expressway Corp.	5.125%	5/20/15	100	104
6	Korea Expressway Corp.	1.625%	4/28/17	200	200
	Korea Finance Corp.	3.250%	9/20/16	200	209
	Korea Finance Corp.	2.250%	8/7/17	275	279
	Korea Gas Corp.	2.875%	7/29/18	200	205
6	Korea Hydro & Nuclear Power Co. Ltd.	3.125%	9/16/15	100	103

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Korea National Oil Corp.	2.875%	11/9/15	100	103
6	Korea National Oil Corp.	4.000%	10/27/16	525	557
6	Korea Resources Corp.	2.125%	5/2/18	125	125
6	Korea Western Power Co. Ltd.	2.875%	10/10/18	200	205
	Majapahit Holding BV	8.000%	8/7/19	500	589
	Nordic Investment Bank	2.500%	7/15/15	1,000	1,023
	North American Development Bank	2.300%	10/10/18	150	152
6	OCP SA	5.625%	4/25/24	200	209
[15]	Oesterreichische Kontrollbank AG	4.500%	3/9/15	200	206
[15]	Oesterreichische Kontrollbank AG	1.750%	10/5/15	1,600	1,629
[15]	Oesterreichische Kontrollbank AG	2.000%	6/3/16	650	668
	Pemex Project Funding Master Trust	5.750%	3/1/18	925	1,041
6	Perusahaan Gas Negara Persero Tbk PT 5.125%		5/16/24	500	496
6	Perusahaan Penerbit SBSN Indonesia	4.000%	11/21/18	200	206
	Petrobras Global Finance BV	4.875%	3/17/20	300	308
	Petrobras Global Finance BV	6.250%	3/17/24	415	441
	Petrobras International Finance Co.	7.750%	9/15/14	275	278
	Petrobras International Finance Co.	2.875%	2/6/15	500	505
	Petrobras International Finance Co.	3.875%	1/27/16	755	778
	Petrobras International Finance Co.	6.125%	10/6/16	275	299
	Petrobras International Finance Co.	3.500%	2/6/17	875	899
	Petrobras International Finance Co.	5.875%	3/1/18	1,685	1,844
	Petrobras International Finance Co.	5.750%	1/20/20	630	673
	Petroleos Mexicanos	4.875%	3/15/15	1,775	1,824
	Petroleos Mexicanos	8.000%	5/3/19	100	124
	Petroleos Mexicanos	6.000%	3/5/20	200	229
6	Petronas Capital Ltd.	5.250%	8/12/19	400	454
	Petronas Global Sukuk Ltd.	4.250%	8/12/14	200	201
	Province of British Columbia	2.100%	5/18/16	200	206
	Province of British Columbia	1.200%	4/25/17	225	226
	Province of Manitoba	2.625%	7/15/15	185	189
	Province of Manitoba	1.300%	4/3/17	775	779
	Province of New Brunswick	2.750%	6/15/18	25	26
	Province of Nova Scotia	2.375%	7/21/15	1,180	1,204
	Province of Ontario	0.950%	5/26/15	975	980
	Province of Ontario	2.700%	6/16/15	2,405	2,458
	Province of Ontario	1.875%	9/15/15	1,125	1,145
	Province of Ontario	4.750%	1/19/16	250	266
	Province of Ontario	2.300%	5/10/16	2,975	3,062
	Province of Ontario	1.000%	7/22/16	350	353
	Province of Ontario	1.600%	9/21/16	1,850	1,880
	Province of Ontario	1.100%	10/25/17	605	602
	Province of Ontario	1.200%	2/14/18	300	298
	Province of Ontario	3.000%	7/16/18	275	290
	Province of Ontario	2.450%	6/29/22	180	176
6	Qtel International Finance Ltd.	3.375%	10/14/16	375	391
6	Qtel International Finance Ltd.	3.250%	2/21/23	125	119
	Quebec	4.600%	5/26/15	250	260
	Quebec	5.000%	3/1/16	250	268
	Quebec	3.500%	7/29/20	250	268
	Quebec	2.750%	8/25/21	715	720
	Quebec	2.625%	2/13/23	150	146
[3,6]	Ras Laffan Liquefied
	Natural Gas Co. Ltd. II	5.298%	9/30/20	133	144
6	Ras Laffan Liquefied
	Natural Gas Co. Ltd. III	5.500%	9/30/14	275	278
6	Republic of Austria	1.750%	6/17/16	250	256
	Republic of Chile	3.250%	9/14/21	225	232
	Republic of Colombia	8.250%	12/22/14	900	931
	Republic of Colombia	7.375%	1/27/17	1,485	1,700
	Republic of Colombia	7.375%	3/18/19	645	784
	Republic of Colombia	8.125%	5/21/24	100	134
6	Republic of Costa Rica	7.000%	4/4/44	225	235
	Republic of Hungary	5.375%	3/25/24	550	591
	Republic of Hungary	7.625%	3/29/41	100	128
6	Republic of Iceland	4.875%	6/16/16	100	105
6	Republic of Indonesia	6.875%	3/9/17	275	310
	Republic of Indonesia	6.875%	3/9/17	100	112
	Republic of Indonesia	6.875%	1/17/18	300	343

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Republic of Indonesia	5.875%	3/13/20	1,000	1,110
	Republic of Indonesia	3.750%	4/25/22	400	388
	Republic of Indonesia	3.375%	4/15/23	200	185
	Republic of Indonesia	6.625%	2/17/37	115	128
6	Republic of Indonesia	6.625%	2/17/37	100	111
	Republic of Italy	3.125%	1/26/15	1,425	1,446
	Republic of Italy	4.750%	1/25/16	1,855	1,967
	Republic of Korea	4.875%	9/22/14	575	580
	Republic of Korea	5.125%	12/7/16	250	276
	Republic of Namibia	5.500%	11/3/21	500	536
	Republic of Panama	7.250%	3/15/15	119	124
	Republic of Peru	9.875%	2/6/15	800	843
	Republic of Philippines	7.750%	1/14/31	100	138
	Republic of Poland	3.875%	7/16/15	920	952
	Republic of Poland	5.000%	3/23/22	175	195
	Republic of Poland	4.000%	1/22/24	150	156
	Republic of Serbia	5.250%	11/21/17	200	208
6	Republic of Serbia	5.875%	12/3/18	225	239
	Republic of Serbia	4.875%	2/25/20	200	202
6	Republic of Slovenia	5.250%	2/18/24	300	324
	Republic of Turkey	7.250%	3/15/15	950	988
	Republic of Turkey	7.000%	9/26/16	3,210	3,544
	Republic of Turkey	7.000%	6/5/20	120	140
	Republic of Turkey	5.625%	3/30/21	300	327
6	Rosneft Finance SA	6.625%	3/20/17	100	109
6	Rosneft Finance SA	7.875%	3/13/18	300	342
	Rosneft Finance SA	7.875%	3/13/18	100	114
	Rosneft Oil Co. via Rosneft
	International Finance Ltd.	4.199%	3/6/22	300	280
	Russian Federation	4.500%	4/4/22	200	205
	Russian Federation	4.875%	9/16/23	400	413
[3,6]	Russian Federation	7.500%	3/31/30	69	79
3	Russian Federation	7.500%	3/31/30	1,558	1,808
	SABIC Capital II BV	2.625%	10/3/18	400	403
6	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	580	590
	Sberbank of Russia Via SB Capital SA	5.499%	7/7/15	500	520
	Sberbank of Russia Via SB Capital SA	5.400%	3/24/17	400	424
6	Sinopec Group Overseas
	Development 2013 Ltd.	4.375%	10/17/23	600	622
6	State Bank of India	3.622%	4/17/19	1,295	1,303
	State of Israel	5.500%	11/9/16	125	138
	State of Israel	4.000%	6/30/22	200	214
6	State of Qatar	4.000%	1/20/15	500	509
	Statoil ASA	1.800%	11/23/16	100	102
	Statoil ASA	3.125%	8/17/17	175	185
	Statoil ASA	1.200%	1/17/18	150	149
	Svensk Exportkredit AB	1.750%	10/20/15	1,550	1,579
	Svensk Exportkredit AB	2.125%	7/13/16	600	618
	Svensk Exportkredit AB	1.750%	5/30/17	100	102
6	TDIC Finance Ltd.	6.500%	7/2/14	125	125
6	Temasek Financial I Ltd.	4.300%	10/25/19	250	277
6	Turkiye Halk Bankasi AS	4.875%	7/19/17	200	206
	United Mexican States	3.500%	1/21/21	500	519
	United Mexican States	5.750%	10/12/10	400	424
	Vnesheconombank Via VEB Finance plc	5.375%	2/13/17	1,400	1,470
	Vnesheconombank Via VEB Finance plc	5.450%	11/22/17	300	317
	Vnesheconombank Via VEB Finance plc	6.902%	7/9/20	920	998
	VTB Bank OJSC Via VTB Capital SA	6.000%	4/12/17	2,950	3,109
	VTB Bank OJSC Via VTB Capital SA	6.875%	5/29/18	810	872
Total Sovereign Bonds (Cost $107,752)					109,381
Taxable Municipal Bonds (0.5%)
	California Department of Water
	Resources Water System Revenue
	(Central Valley Project)	1.871%	12/1/19	200	196
	California GO	5.950%	3/1/18	650	748
	California GO	6.200%	10/1/19	350	422
	Colorado Housing & Finance Authority
	Employment Compensation Special
	Assessment Revenue	1.600%	5/15/16	400	407

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	1.298%	7/1/16	200	202
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	2.107%	7/1/18	150	151
	George Washington University District
	of Columbia GO	3.485%	9/15/22	200	200
	Harris County TX Toll Road Revenue	1.361%	8/15/17	250	250
	Illinois GO	4.511%	3/1/15	205	211
	Illinois GO	4.961%	3/1/16	700	746
	Illinois GO	5.365%	3/1/17	220	240
	JobsOhio Beverage System Statewide
	Liquor Profits Revenue	2.217%	1/1/19	150	149
	Louisiana Local Government
	Environmental Facilities & Community
	Development Authority Revenue
	2010-EGSL	3.220%	2/1/21	750	785
	Louisiana Local Government
	Environmental Facilities & Community
	Development Authority Revenue
	2010-ELL	3.450%	2/1/22	350	370
5	Mississippi GO (Nissan
	North America, Inc. Project)	0.851%	11/1/17	300	301
5	South Carolina Public Service
	Authority Revenue	1.026%	6/1/15	500	502
	University of California Revenue	2.054%	5/15/18	100	102
	University of California Revenue	1.745%	5/15/19	250	247
Total Taxable Municipal Bonds (Cost $6,085)					6,229
Tax-Exempt Municipal Bonds (0.0%)
	New York City NY Industrial
	Development Agency Special Facility
	Revenue (American Airlines Inc.
	John F. Kennedy International Airport
	Project) (Cost $224)	7.500%	8/1/16	220	232

			Market
			Value•
	Coupon	Shares	($000)
Convertible Preferred Stocks (0.0%)
9 Lehman Brothers Holdings Inc. Pfd.
(Cost $694)	7.250%	700	—
Temporary Cash Investment (1.8%)
Money Market Fund (1.8%)
[16] Vanguard Market Liquidity Fund
(Cost $21,883)	0.111%	21,883,283	21,883
Total Investments (100.0%) (Cost $1,190,335)		1,201,744
Other Assets and Liabilities (0.0%)
Other Assets			13,292
Liabilities			(13,583)
			(291)
Net Assets (100%)
Applicable to 113,159,757 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,201,453
Net Asset Value Per Share			$10.62

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,180,378
Undistributed Net Investment Income	9,585
Accumulated Net Realized Gains	39
Unrealized Appreciation (Depreciation)
Investment Securities	11,409
Futures Contracts	(63)
Swap Contracts	106
Forward Currency Contracts	(7)
Foreign Currencies	6
Net Assets	1,201,453

• See Note A in Notes to Financial Statements.
1 Securities with a value of $801,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $147,000 have been segregated as initial margin for open cleared swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At June 30, 2014, the aggregate value of these securities was $135,532,000, representing 11.3% of net assets.
7 Security made only partial principal and/or interest payments during the period ended June 30, 2014.
8 Face amount denominated in euro.
9 Non-income-producing security—security in default.
10 Face amount denominated in British pounds.
11 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
12 Guaranteed by the Government of Japan.
13 Guaranteed by multiple countries.
14 Guaranteed by the Federal Republic of Germany.
15 Guaranteed by the Republic of Austria.
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Interest[1]	12,375
Total Income	12,375
Expenses
The Vanguard Group—Note B
Investment Advisory Services	51
Management and Administrative	977
Marketing and Distribution	93
Custodian Fees	17
Shareholders’ Reports	13
Total Expenses	1,151
Net Investment Income	11,224
Realized Net Gain (Loss)
Investment Securities Sold	3,338
Futures Contracts	(1,213)
Swaptions and Options on
Futures Contracts	(83)
Swap Contracts	(88)
Foreign Currencies and
Forward Currency Contracts	9
Realized Net Gain (Loss)	1,963
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	7,087
Futures Contracts	(1,196)
Swaptions and Options on
Futures Contracts	43
Swap Contracts	(210)
Foreign Currencies and
Forward Currency Contracts	(1)
Change in Unrealized Appreciation
(Depreciation)	5,723
Net Increase (Decrease) in Net Assets
Resulting from Operations	18,910

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,224	19,493
Realized Net Gain (Loss)	1,963	4,759
Change in Unrealized Appreciation (Depreciation)	5,723	(13,280)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,910	10,972
Distributions
Net Investment Income	(19,396)	(22,634)
Realized Capital Gain [2]	(5,927)	(8,669)
Total Distributions	(25,323)	(31,303)
Capital Share Transactions
Issued	129,447	273,737
Issued in Lieu of Cash Distributions	25,323	31,303
Redeemed	(67,420)	(222,694)
Net Increase (Decrease) from Capital Share Transactions	87,350	82,346
Total Increase (Decrease)	80,937	62,015
Net Assets
Beginning of Period	1,120,516	1,058,501
End of Period[3]	1,201,453	1,120,516

1 Interest income from an affiliated company of the portfolio was $11,000.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $1,078,000 and $2,890,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,585,000 and $17,758,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.68	$10.89	$10.71	$10.97	$10.74	$9.95
Investment Operations
Net Investment Income	.096	.190	.233	.258	.335	.404[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.079	(.075)	.232	(.043)	.215	.913
Total from Investment Operations	.175	.115	.465	.215	.550	1.317
Distributions
Dividends from Net Investment Income	(.180)	(.235)	(.285)	(.370)	(.320)	(.470)
Distributions from Realized Capital Gains	(.055)	(.090)	—	(.105)	—	(.057)
Total Distributions	(.235)	(.325)	(.285)	(.475)	(.320)	(.527)
Net Asset Value, End of Period	$10.62	$10.68	$10.89	$10.71	$10.97	$10.74

Total Return	1.66%	1.08%	4.42%	2.02%	5.22%	13.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,201	$1,121	$1,059	$991	$895	$849
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.95%	1.81%	2.18%	2.51%	3.07%	3.92%
Portfolio Turnover Rate	85%	112%	79%	50%	59%	59%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Options: The portfolio uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the portfolio loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Vanguard Short-Term Investment-Grade Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2014, the portfolio’s average investments in long and short futures contracts represented 2% and 6% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended June 30, 2014, the portfolio’s average value of options purchased and options written each represented less than 1% of net assets, based on the average of market values at each quarter-end during the period. The portfolio had no open options on futures contracts at June 30, 2014.

4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended June 30, 2014, the portfolio’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swaptions: The portfolio enters into swaptions to adjust the portfolio’s sensitivity to interest rates. The portfolio may purchase a swaption from a counterparty whereby the portfolio has the right to enter into an interest rate swap in which the portfolio will pay a fixed rate and receive a floating rate, each applied to a notional amount. The portfolio may also sell a swaption to a counterparty whereby the portfolio grants the counterparty the right to enter into an interest rate swap in which the portfolio will pay a floating rate and receive a fixed rate, each applied to a notional amount.

Vanguard Short-Term Investment-Grade Portfolio

Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded as an asset in the Statement of Net Assets and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded as an asset with an equal liability in the Statement of Net Assets and is subsequently adjusted daily based on the current market value of the swaption. Fluctuations in the value of swaptions are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

The primary risk associated with purchasing swaptions is that interest rates move in such a way that the swaption is out-of-the money, the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with selling swaptions is that interest rates move in such a way that the swaption is in-the-money, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the portfolio in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swaption contract. The portfolio mitigates its counterparty risk by only entering into swaptions with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swaption contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swaption contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swaption contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended June 30, 2014, the portfolio’s average value of swaptions purchased and swaptions written each represented less than 1% of net assets, based on the average of market values at each quarter-end during the period. The portfolio had no open swaptions contracts at June 30, 2014.

6. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The portfolio enters into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

Vanguard Short-Term Investment-Grade Portfolio

The portfolio invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of pre-qualified executing brokers; monitors the financial strength of its clearing brokers, executing brokers and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended June 30, 2014, the portfolio’s average amounts of credit protection sold and credit protection purchased represented 1% and 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average total amount of interest rate swaps represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

7. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Vanguard Short-Term Investment-Grade Portfolio

9. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the portfolio had contributed capital of $123,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	120,310	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	213,128	2,070
Corporate Bonds	—	723,643	4,868
Sovereign Bonds	—	109,381	—
Taxable Municipal Bonds	—	6,229	—
Tax-Exempt Municipal Bonds	—	232	—
Convertible Preferred Stocks	—	—	—
Temporary Cash Investments	21,883	—	—
Futures Contracts—Assets[1]	7	—	—
Futures Contracts—Liabilities[1]	(53)	—	—
Forward Currency Contracts—Assets	—	4	—
Forward Currency Contracts—Liabilities	—	(11)	—
Swap Contracts—Assets	1[1]	295	—
Swap Contracts—Liabilities	—	(221)	—
Total	21,838	1,172,990	6,938
1 Represents variation margin on the last day of the reporting period.

Vanguard Short-Term Investment-Grade Portfolio

D. At June 30, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	187	9	111	307
Liabilities	(53)	(116)	(116)	(285)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2014, were:

Interest Rate		Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(1,213)	—	—	(1,213)
Swaptions and Options on Futures Contracts	(83)	—	—	(83)
Swap Contracts	4	(3)	(89)	(88)
Forward Currency Contracts	—	5	—	5
Realized Net Gain (Loss) on Derivatives	(1,292)	2	(89)	(1,379)

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	(1,196)	—	—	(1,196)
Swaptions Contracts	43	—	—	43
Swap Contracts	(110)	(100)	—	(210)
Forward Currency Contracts	—	(7)	—	(7)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(1,263)	(107)	—	(1,370)

At June 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:
				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2014	(260)	(32,545)	(29)
30-Year U.S. Treasury Bond	September 2014	(103)	(14,130)	(50)
5-Year U.S. Treasury Note	September 2014	112	13,380	2
2-Year U.S. Treasury Note	September 2014	57	12,517	13
Dow Jones EURO STOXX 50 Index	September 2014	(4)	(702)	(4)
Ultra Long U.S. Treasury Bond	September 2014	2	300	5
				(63)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Vanguard Short-Term Investment-Grade Portfolio

At June 30, 2014, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	8/4/14	USD	1,295	EUR	948	(3)
BNP Paribas	7/2/14	EUR	685	USD	936	2
Deutsche Bank AG	7/2/14	USD	832	EUR	612	(6)
Morgan Stanley	7/2/14	EUR	49	USD	66	1
Barclays Capital	7/2/14	USD	84	EUR	62	(1)
Chase Securities	7/2/14	USD	82	EUR	60	—
BNP Paribas	7/2/14	GBP	18	USD	30	1
BNP Paribas	8/4/14	GBP	11	USD	19	—
Credit Suisse Securities	7/2/14	USD	30	GBP	18	(1)
						(7)
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At June 30, 2014, the portfolio had the following open swap contracts:
Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Bank of America Corp./Baa2	12/20/17	MSCS	420	11	1.000	18
Boeing Co./A2	9/20/18	GSCM	115	(2)	1.000	2
Energy Transfer Partners LP/Baa3	6/20/17	BOANA	370	13	1.000	19
Energy Transfer Partners LP/Baa3	9/20/18	JPMC	190	1	1.000	4
Energy Transfer Partners LP/Baa3	9/20/18	JPMC	180	1	1.000	3
Federation of Malaysia/A3	9/20/19	BARC	1,700	(15)	1.000	(5)
General Electric Capital Corp./A1	6/20/19	BARC	470	(11)	1.000	1
General Electric Capital Corp./A1	6/20/19	BARC	700	(15)	1.000	3
Goldman Sachs Group Inc./Baa1	12/20/17	MSCS	240	7	1.000	11
Hartford Financial Services
Group Inc./Baa3	3/20/18	GSCM	250	—	1.000	6
Kohls Corp./Baa1	6/20/18	JPMC	120	2	1.000	3
Kohls Corp./Baa1	9/20/18	BOANA	120	2	1.000	2
National Rural Utilities
Cooperative Finance Corp./A2	12/20/17	CSFBI	480	(5)	1.000	7
National Rural Utilities
Cooperative Finance Corp./A2	12/20/17	CSFBI	100	(1)	1.000	2
Republic of Chile/Aa3	9/20/19	MSCS	300	(5)	1.000	—
Republic of Indonesia/Baa3	9/20/19	GSCM	150	4	1.000	—
Republic of Peru/A3	9/20/19	JPMC	450	(5)	1.000	(1)
Republic of Turkey/Baa3	9/20/19	DBAG	300	11	1.000	—
Royal Bank of Scotland plc/Baa1	3/20/17	GSCM	250	(2)	3.000	14
Royal Bank of Scotland plc/Baa1	12/20/18	BOANA	460	9	1.000	14
United Mexican States/A3	9/20/14	JPMC	4,600	—	0.250	1
			11,965			104

Vanguard Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Purchased
Alcoa Inc.	6/20/19	BOANA	170	(6)	(1.000)	(4)
Alcoa Inc.	6/20/19	BOANA	260	(9)	(1.000)	(5)
Bank of America Corp.	12/20/14	BARC	170	(1)	(1.000)	(1)
Bank of America Corp.	12/20/14	DBAG	170	(1)	(1.000)	(1)
Bank of America Corp.	12/20/14	BARC	300	—	(1.000)	(2)
Computer Sciences Corp.	9/20/15	MSCS	185	9	(5.000)	(3)
Computer Sciences Corp.	9/20/15	BARC	185	9	(5.000)	(3)
El Du Pont De Nemours & Co.	9/20/18	GSCM	125	3	(1.000)	(1)
El Du Pont De Nemours & Co.	9/20/18	BARC	125	3	(1.000)	(1)
El Du Pont De Nemours & Co.	9/20/18	DBAG	125	3	(1.000)	(1)
El Du Pont De Nemours & Co.	9/20/18	BNPSW	125	3	(1.000)	(1)
El Du Pont De Nemours & Co.	9/20/18	CSFBI	165	4	(1.000)	(1)
Federal Express Corp.	12/20/18	GSCM	520	7	(1.000)	(7)
Federative Republic of Brazil	9/20/19	MSCS	440	(9)	(1.000)	(1)
Federative Republic of Brazil	9/20/19	MSCS	400	(9)	(1.000)	(1)
Federative Republic of Brazil	9/20/19	MSCS	475	(10)	(1.000)	(1)
Intesa Sanpaolo SpA	6/20/19	DBAG	470	42	(3.000)	(7)
McKesson Corp.	3/20/19	JPMC	430	14	(1.000)	(2)
McKesson Corp.	3/20/19	JPMC	430	14	(1.000)	(2)
Morgan Stanley	9/20/15	BARC	200	(3)	(1.000)	(5)
PPG Industries Inc.	3/20/18	GSCM	240	3	(1.000)	(4)
Republic of Korea	9/20/18	JPMC	200	2	(1.000)	(4)
Republic of South Africa	9/20/19	BARC	325	(10)	(1.000)	1
Russian Federation	6/20/19	GSCM	500	(25)	(1.000)	(9)
Russian Federation	6/20/19	BOANA	300	(11)	(1.000)	(2)
Russian Federation	6/20/19	JPMC	580	(30)	(1.000)	(11)
Russian Federation	6/20/19	GSCM	360	(25)	(1.000)	(13)
United Mexican States	12/20/18	GSCM	145	—	(1.000)	(3)
United Mexican States	12/20/18	DBAG	100	(1)	(1.000)	(3)
United Mexican States	12/20/18	GSCM	400	(1)	(1.000)	(9)
Wells Fargo & Co.	3/20/15	GSCM	280	—	(1.000)	(2)
			8,900			(109)
						(5)
1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

Vanguard Short-Term Investment-Grade Portfolio

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse[1]	($000)	(%)	(%)	($000)
7/15/14	CME	6,000	(0.181)	0.152[2]	—
3/15/15	CME	1,000	0.326	(0.152)[2]	1
6/15/15	LCH	4,000	0.443	(0.152)[2]	9
12/15/15	CME	3,000	0.327	(0.152)[2]	1
2/15/16	LCH	2,250	0.700	(0.152)[2]	11
3/15/16	LCH	4,000	0.579	(0.152)[2]	12
6/15/16	CME	4,000	0.446	(0.152)[2]	(2)
					32
1 CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
10/14/14	WFC	180	1.861	(0.227)[2]	1
2/7/15	BARC	2,000	0.335	(0.151)[3]	2
4/1/15	BNPSW	145	0.407	(0.233)[2]	—
11/7/15	BOANA	5,000	0.375	(0.151)[3]	7
11/7/15	BOANA	5,000	0.374	(0.151)[3]	7
6/1/16	WFC	350	2.910	(0.227)[2]	16
6/1/16	WFC	25	0.566	(0.227)[2]	—
11/7/17	BOANA	3,000	(0.723)	0.151[3]	33
11/7/17	BOANA	4,000	(0.716)	0.151[3]	45
2/7/18	BARC	3,000	(0.957)	0.151[3]	21
2/7/19	WFC	4,000	(1.220)	0.151[3]	47
					179
1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
WFC—Wells Fargo Bank N.A.
2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Vanguard Short-Term Investment-Grade Portfolio

Cross-Currency Swaps
				Notional	Notional
				Amount of	Amount of	Unrealized
Fixed interest				Currency	Currency	Appreciation
Rate	Fixed interest	Termination		Received	Delivered	(Depreciation)
Received	Rate Paid	Date	Counterparty[1]	($000)	(000)	($000)
USD 5.453%	GBP 5.875%	4/28/17	MSCS	586	GBP 350	(11)
USD 6.450%	GBP 6.765%	11/15/17	BARC	583	GBP 350	(13)
USD 2.582%	EUR 1.750%	1/15/18	BARC	548	EUR 400	(3)
USD 3.810%	EUR 2.625%	4/1/21	BARC	545	EUR 400	(13)
USD 5.272%	EUR 3.750%	11/9/20	MSCS	482	EUR 355	(4)
USD 3.038%	EUR 2.000%	1/14/19	BARC	476	EUR 345	—
USD 7.948%	EUR 6.934%	4/9/18	MSCS	463	EUR 340	(7)
USD 6.653%	EUR 6.375%	4/4/16	MSCS	447	EUR 325	1
USD 2.886%	EUR 2.250%	12/4/17	BARC	446	EUR 320	3
USD 5.716%	GBP 6.000%	10/16/19	BNPSW	396	GBP 235	(6)
USD 6.448%	GBP 6.765%	11/15/17	MSCS	383	GBP 230	(8)
USD 5.693%	GBP 6.125%	5/14/17	BARC	382	GBP 230	(11)
USD 7.653%	EUR 6.934%	4/9/18	MSCS	370	EUR 270	(5)
USD 3.221%	EUR 2.125%	12/1/20	BARC	329	EUR 240	(6)
USD 7.106%	EUR 6.000%	6/10/19	BARC	319	EUR 230	—
USD 5.686%	GBP 6.125%	5/14/17	BARC	317	GBP 191	(8)
USD 7.625%	EUR 6.934%	4/9/18	BARC	316	EUR 230	(3)
USD 7.183%	EUR 6.000%	6/10/19	MSCS	315	EUR 230	(4)
USD 4.750%	EUR 3.500%	10/4/21	JPMC	276	EUR 200	(3)
USD 5.575%	EUR 5.000%	3/15/17	JPMC	276	EUR 200	1
USD 5.618%	EUR 5.000%	3/15/17	BARC	275	EUR 200	—
						(100)
1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.
EUR—Euro.
GBP—British pound.

At June 30, 2014, counterparties had deposited in segregated accounts securities with a value of $179,000 in connection with open swap contracts and forward currency contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2014, the cost of investment securities for tax purposes was $1,191,089,000. Net unrealized appreciation of investment securities for tax purposes was $10,655,000, consisting of unrealized gains of $14,525,000 on securities that had risen in value since their purchase and $3,870,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2014, the portfolio purchased $313,635,000 of investment securities and sold $269,518,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $223,558,000 and $199,469,000, respectively.

Vanguard Short-Term Investment-Grade Portfolio

The following table summarizes the portfolio’s options on futures and swaptions contracts written during the six months ended June 30, 2014:
	Options on Futures Contracts		Swaptions Contracts
		Premiums	Number of	Premiums
	Number of	Received	Contracts	Received
Options	Contracts	($000)	(000)	($000)
Balance at December 31, 2013	—	—	3,600	16
Options written	224	117	—	—
Options expired	(36)	(21)	—	—
Options closed	(188)	(96)	(3,600)	(16)
Options exercised	—	—	—	—
Options open at June 30, 2014	—	—	—	—

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	Shares	Shares
	(000)	(000)
Issued	12,149	25,634
Issued in Lieu of Cash Distributions	2,409	2,950
Redeemed	(6,329)	(20,833)
Net Increase (Decrease) in Shares Outstanding	8,229	7,751

At June 30, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 75% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	12/31/2013	6/30/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,016.62	$1.00
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.80	1.00

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.20%. The dollar amounts shown as “Expenses Paid”
are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Short-Term Investment-Grade Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Small Company Growth Portfolio

Small-company growth stocks, one of the market’s sweet spots in 2013, lost some of their luster in the first half of 2014. The Russell 2500 Growth Index returned 3.97%, compared with more than 7% for the Russell 1000 Index of larger companies. Held back by some underperforming selections, especially in information technology, Vanguard Small Company Growth Portfolio returned –1.07%, trailing its comparative standards.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Some larger sector holdings weighed on portfolio results
The contrast between the portfolio’s exceptionally strong results in 2013 and its weak start in 2014 highlights the markets’ all-too-common rotations in style and sector leadership. These cycles can make for a bumpy road for active managers seeking to outperform their benchmarks.

The advisors’ outsized commitment to information technology stocks, which are often considered “classic” growth stocks and made up about one-third of the portfolio’s average assets, paid off handsomely in 2013. This year, however, some communications equipment as well as internet software and services companies weighed on results. So, too, did some choices within the large health care and industrial sectors. In financials, however, the advisors steered clear of several stocks that declined.

For more on the portfolio’s strategy and positioning, please see the Advisors’ Report that follows.

The power of compounding can put time on your side
Although it’s important to know how your investments are doing, short-term performance isn’t what matters most. Don’t let a focus on recent results distract you from the long-term commitment you need to help achieve your goals.

To be sure, there are many aspects of investing success that you can’t control, overall market performance being the obvious example. But you can control how long you invest, and that allows you to harness the power of compounding—the snowball effect that occurs when your earnings generate even more earnings.

A simple example illustrates the benefits of the compounding that can potentially result from investing and then reinvesting your money over the long haul, putting time on your side. Suppose that you were able to put away $10,000 and earn 6% a year. (This is hypothetical; actual returns would likely be different and much less predictable.)

If you keep reinvesting the earnings (again, assuming a hypothetical return of 6% each year), after ten years your investment will have grown to almost $18,000. But if you are able to invest that $10,000 for 30 years, your investment will grow to more than $57,000.

Compounding can make a real difference in your account balance over time—particularly when combined with Vanguard’s low expense ratios—which allow you to keep more of the return on your investment.

Total Returns
Six Months Ended
June 30, 2014
Vanguard Small Company Growth Portfolio	–1.07%
Russell 2500 Growth Index	3.97
Variable Insurance Small-Cap Growth Funds Average[1]	0.86

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Small-Cap Growth
	Portfolio	Funds Average
Small Company Growth Portfolio	0.41%	1.06%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the Small Company Growth
Portfolio’s annualized expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned –1.07% for the six months ended June 30, 2014, behind its comparative standards. The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the six months and of the effect of this environment on the portfolio’s positioning. (Please note that the Granahan discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on July 10, 2014.

Granahan Investment
Management, Inc.

Portfolio Managers:

Gary C. Hatton, CFA,
Co-Founder and Chief Investment Officer

Jane M. White,
Co-Founder, President, and
Chief Executive Officer

Jennifer M. Pawloski

John V. Schneider, CFA

After a dip in January, the stock market continued the strong run of 2013 into March. Then, after reaching new highs, it gave back some of the gains as investors became nervous about geopolitical unrest. By June, the slide that had begun late in the first quarter reversed. U.S. employment rose robustly, and Federal Reserve Chair Janet Yellen stated that interest rates wouldn’t be raised any time soon. The market climbed higher and ended with a six-month gain. Energy stocks led the charge, as strength in the global economy and continued turmoil in the Mideast and Ukraine drove prices higher.

Overall, economic news remained better than expected. Positive indicators included growth in bank lending, an increase in hotel revenues, and a rise in manufacturing activity. That said, concerns remained regarding consumer confidence and spending.

Our disciplined investment approach includes bottom-up fundamental research along with diversification by industry sector and company life cycle to mitigate risk. Our life-cycle categories are core growth (stocks of established companies with a record of earnings), special situation (companies with growth potential overlooked by the market), and pioneer (companies with unique technology or innovations).

Stock selection was weak across all sectors except consumer discretionary and financial services. Our pioneer and special situation holdings, particularly technology pioneers and health care special situations, hurt relative performance. We have been allocating funds from the pioneer category to special situations, and such rebalancing can be disruptive in the short term.

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	67	912	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have
			the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one
			of three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks
			for companies with strong earnings growth and
			leadership in their markets.
Vanguard Equity	30	404	Employs a quantitative fundamental management
Investment Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	3	44	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Small Company Growth Portfolio

Technology and health care were some of the standouts last year, and they were vulnerable when the market began to discount high-multiple, typically pioneer, companies. We cut back in the pioneer category in the first months of the year, but not enough to help performance.

IP address automation provider Infoblox lowered estimates. In addition to a transition in the sales force, the CEO announced his resignation. However, we are holding our position, because we believe the company’s valuation reflects the worst case. It has little competition, and its product handles the increased complexity of IP addressing for employees bringing their own devices to work, as well as the IPV6 transition.

In health care, aesthetic treatment companies Zeltiq and Cynosure and special situation pharma firms Auxilium and West Pharmaceutical Services were all under pressure. The portfolio’s underweighting in the strongly performing energy sector also detracted.

Gentherm (consumer discretionary, special situation) was a strong contributor and the top absolute performer for the period. The provider of thermal control products for autos gained deeper market penetration and its margins increased because of operating leverage.

Despite the overall poor showing of the portfolio’s technology and health care sectors, Super Micro Computer and ATMI (the focus of a buyout) in technology, and Alkermes in health care, were among our best performers. Super Micro gained market share with its low-cost application-optimized servers used by Web 2.0 customers such as Facebook and Google. Alkermes’ strength resulted from successful Phase 3 trial results for its schizophrenia drug. The company intends to file a New Drug Application in the third quarter. We are holding our position as Alkermes continues to build its pipeline of drugs for related central nervous system disorders.

Earnings growth in the portfolio is improving and is significantly higher than that of the average Russell Index holding. Market valuations have come down; more specifically, they have come down in our portfolio. Our research analysts are examining and monitoring companies in their areas of expertise to ensure a selection of strong, innovative, growing firms across the three life cycles. The in-depth research and diversification by life cycle are significant parts of an investment process that has proven its merits over the long term.

Vanguard Equity Investment Group

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

U.S. equities continued their rise from very strong 2013 results as the broad U.S. stock market returned almost 7%. Large-capitalization stocks did better than smaller-caps, and value-oriented companies generally outperformed their growth counterparts. The U.S. equity market for the most part outpaced international markets, and emerging markets were ahead of developed markets.

Central banks continued their accommodative policies, and volatility in financial markets decreased. In the middle of June, the Chicago Board Options Exchange Volatility Index (VIX) registered 10.6, its lowest level in the last five years. Real estate and labor markets kept up their slow but consistent recovery. Although first-quarter GDP results were hampered by a difficult winter, growth expectations for the remainder of the year and beyond were in the 2%–3% range. And bond credit spreads decreased to a level not seen since 2006, an indicator of risk-taking and optimism that can drive equity markets higher.

Performance in the Russell 2500 Growth Index was broad-based; nine out of ten sector groups generated positive returns. Results were best among energy and telecommunications companies; consumer discretionary was the only sector to deliver a negative result.

It’s important to understand how overall portfolio performance is affected by the macro factors described above; however, our approach to investing focuses on specific stock fundamentals. We seek to compare all stocks in our investment universe in the same industry groups in order to identify those with characteristics that we believe will allow them to outperform over the long run. To do this, we use a strict quantitative process that evaluates a combination of valuation and other factors focused on fundamental growth.

Using the results of our model, we then construct our portfolio with the goal of maximizing expected return and minimizing exposure to risks that our research indicates do not improve returns, such as market-capitalization and other risks relative to our benchmark.

Our model’s results over the six months were mixed. Stock selection was positive in five of the ten sectors, with the strongest results in information technology and consumer staples.

In information technology, Freescale Semiconductor, Zebra Technologies, and SunPower were the largest contributors to relative performance. In consumer staples, Pilgrim’s Pride, Keurig Green Mountain, and Rite-Aid drove our results. Unfortunately, we were not able to avoid all poor performers. Our selections in energy disappointed as Western Refining did not perform as expected. Seacor Holdings and nTelos in the telecommunication services sector lagged as well.

Vanguard Small Company Growth Portfolio

Portfolio Profile
As of June 30, 2014

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	410	1,491	3,730
Median Market Cap	$1.6B	$4.1B	$45.5B
Price/Earnings Ratio	40.6x	37.6x	20.7x
Price/Book Ratio	3.6x	4.6x	2.7x
Yield[3]	0.5%	0.8%	1.9%
Return on Equity	12.7%	15.3%	17.4%
Earnings Growth Rate	16.5%	16.8%	14.4%
Foreign Holdings	2.0%	0.0%	0.0%
Turnover Rate[4]	46%	—	—
Expense Ratio[5]	0.41%	—	—
Short-Term Reserves	2.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.90
Beta	0.98	1.25

Sector Diversification (% of equity exposure)
	Comparative Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	18.8%	17.5%	12.6%
Consumer Staples	3.2	3.8	8.2
Energy	2.4	5.2	10.0
Financials	5.6	8.1	17.3
Health Care	17.3	17.2	13.0
Industrials	15.2	17.6	11.5
Information Technology	33.3	22.0	18.1
Materials	3.5	7.3	3.9
Telecommunication
Services	0.5	0.9	2.2
Utilities	0.2	0.4	3.2

Ten Largest Holdings[6] (% of total net assets)

Power Solutions	Heavy Electrical
International Inc.	Equipment	1.3%
West Pharmaceutical	Health Care
Services Inc.	Supplies	1.3
Euronet Worldwide Inc.	Data Processing
	& Outsourced
	Services	1.2
Super Micro
Computer Inc.	Computer Hardware	1.1
Tennant Co.	Industrial Machinery	1.1
Zeltiq Aesthetics Inc.	Health Care
	Equipment	1.0
Buffalo Wild Wings Inc.	Restaurants	0.9
SPS Commerce Inc.	Internet Software
	& Services	0.9
Nektar Therapeutics	Pharmaceuticals	0.9
PTC Inc.	Application
	Software	0.9
Top Ten		10.6%

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 2500 Growth Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the Small Company Growth Portfolio’s annualized expense ratio was 0.40%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2003–June 30, 2014

Average Annual Total Returns: Periods Ended June 30, 2014

	Inception Date	One Year	Five Years	Ten Years
Small Company Growth Portfolio	6/3/1996	23.66%	22.35%	9.50%

1 Six months ended June 30, 2014.
See Financial Highlights for dividend and capital gains information.

Vanguard Small Company Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.5%)[1]
Consumer Discretionary (17.9%)
*	Buffalo Wild Wings Inc.	76,100	12,610
*	Modine Manufacturing Co.	774,350	12,188
*	Deckers Outdoor Corp.	114,900	9,919
*	Francesca’s Holdings Corp.	586,500	8,645
	Brinker International Inc.	174,101	8,470
*	Gentherm Inc.	182,350	8,105
*	Crocs Inc.	538,400	8,092
*	Imax Corp.	283,200	8,065
*,^	iRobot Corp.	192,784	7,894
*,^	Outerwall Inc.	129,180	7,667
*	Fiesta Restaurant
	Group Inc.	164,700	7,644
*	Black Diamond Inc.	651,700	7,312
*	Grand Canyon
	Education Inc.	151,400	6,960
	Churchill Downs Inc.	76,100	6,857
	Oxford Industries Inc.	94,800	6,320
*	Ascena Retail Group Inc.	354,600	6,064
*	Steiner Leisure Ltd.	137,400	5,948
*	MarineMax Inc.	303,900	5,087
*	HomeAway Inc.	134,400	4,680
*	Five Below Inc.	115,000	4,590
	Monro Muffler Brake Inc.	84,300	4,484
	Hanesbrands Inc.	43,000	4,233
	Callaway Golf Co.	499,800	4,158
*	Genesco Inc.	44,700	3,671
*	Hibbett Sports Inc.	66,000	3,575
*	Liberty Ventures Class A	45,700	3,373
	DSW Inc. Class A	106,400	2,973
	Cablevision Systems Corp.
	Class A	165,700	2,925
*	BJ’s Restaurants Inc.	82,000	2,863
	Domino’s Pizza Inc.	38,910	2,844
	Dillard’s Inc. Class A	22,400	2,612
*	Starz	87,500	2,607
	Jack in the Box Inc.	42,500	2,543
•	Brunswick Corp.	58,800	2,477
*	Tower International Inc.	64,700	2,384
	Brown Shoe Co. Inc.	79,700	2,280
	Nutrisystem Inc.	132,600	2,269
	Cracker Barrel Old Country
	Store Inc.	22,400	2,230
*	NVR Inc.	1,800	2,071
*,^	Smith & Wesson
	Holding Corp.	142,000	2,065
	GNC Holdings Inc. Class A	57,400	1,957
*	Orbitz Worldwide Inc.	210,700	1,875
*	Red Robin Gourmet
	Burgers Inc.	25,700	1,830
*	Strayer Education Inc.	34,600	1,817
*	Visteon Corp.	18,200	1,766
	La-Z-Boy Inc.	75,900	1,759
	Tupperware Brands Corp.	20,727	1,735
^	Buckle Inc.	38,200	1,695
*	Barnes & Noble Inc.	72,400	1,650
	Foot Locker Inc.	29,900	1,516
*	Steven Madden Ltd.	43,100	1,478

			Market
			Value•
		Shares	($000)
*	Rentrak Corp.	27,091	1,421
	Williams-Sonoma Inc.	17,500	1,256
*	Jarden Corp.	19,850	1,178
*	Zumiez Inc.	35,000	966
*	LifeLock Inc.	66,300	926
^	Sturm Ruger & Co. Inc.	15,251	900
*	Tenneco Inc.	12,300	808
	Ruth’s Hospitality Group Inc.	59,200	731
*	Bloomin’ Brands Inc.	31,300	702
*	Kirkland’s Inc.	37,500	696
*	Multimedia Games
	Holding Co. Inc.	19,400	575
	Polaris Industries Inc.	3,500	456
*	zulily Inc. Class A	10,991	450
	AMC Entertainment
	Holdings Inc.	12,300	306
*	Fossil Group Inc.	2,800	293
*	Universal Electronics Inc.	4,300	210
*	Christopher & Banks Corp.	19,600	172
*	Martha Stewart Living
	Omnimedia Inc. Class A	31,100	146
*	Cumulus Media Inc. Class A	19,100	126
	Aramark	4,100	106
*	Radio One Inc.	16,900	83
			243,339
Consumer Staples (3.0%)
	PriceSmart Inc.	68,500	5,962
*	Pantry Inc.	329,200	5,333
	Casey’s General Stores Inc.	72,400	5,089
*	Boulder Brands Inc.	337,100	4,780
^	Herbalife Ltd.	49,910	3,221
*	Natural Grocers by
	Vitamin Cottage Inc.	134,400	2,878
*	Rite Aid Corp.	380,800	2,730
	Sanderson Farms Inc.	27,200	2,644
*	Pilgrim’s Pride Corp.	89,152	2,439
	Keurig Green Mountain Inc.	17,500	2,181
*	Sprouts Farmers
	Market Inc.	57,800	1,891
*	SUPERVALU Inc.	119,400	981
	Nu Skin Enterprises Inc.
	Class A	9,109	674
	Cal-Maine Foods Inc.	4,600	342
			41,145
Energy (2.1%)
*	Key Energy Services Inc.	544,400	4,976
	SM Energy Co.	39,600	3,330
	Targa Resources Corp.	22,400	3,126
*	Kosmos Energy Ltd.	216,700	2,434
	RPC Inc.	103,100	2,422
*	REX American
	Resources Corp.	29,300	2,148
*	Matrix Service Co.	58,100	1,905
	Oceaneering
	International Inc.	23,000	1,797
	Western Refining Inc.	40,200	1,510
*	Cheniere Energy Inc.	19,400	1,391
	Superior Energy
	Services Inc.	33,809	1,222

			Market
			Value•
		Shares	($000)
*	Abraxas Petroleum Corp.	91,500	573
*	SEACOR Holdings Inc.	6,000	493
*	Alpha Natural
	Resources Inc.	127,900	475
*	Pacific Ethanol Inc.	21,200	324
*,^	Quicksilver Resources Inc.	101,300	270
*	ION Geophysical Corp.	55,200	233
*,^	James River Coal Co.	412,400	161
			28,790
Financials (4.8%)
	STAG Industrial Inc.	460,600	11,059
*	Affiliated Managers
	Group Inc.	47,900	9,839
*	Safeguard Scientifics Inc.	395,076	8,214
	Waddell & Reed Financial
	Inc. Class A	48,600	3,042
	Lazard Ltd. Class A	44,500	2,294
*	MGIC Investment Corp.	243,500	2,250
*	Portfolio Recovery
	Associates Inc.	36,900	2,197
*	Harris & Harris Group Inc.	668,250	2,125
	Hanover Insurance
	Group Inc.	33,400	2,109
*	Credit Acceptance Corp.	16,539	2,036
	Cash America
	International Inc.	36,600	1,626
*	World Acceptance Corp.	20,139	1,530
	Nelnet Inc. Class A	35,658	1,477
	Universal Insurance
	Holdings Inc.	110,600	1,434
	Omega Healthcare
	Investors Inc.	38,600	1,423
	Apartment Investment &
	Management Co. Class A	42,600	1,375
	Ryman Hospitality
	Properties Inc.	27,100	1,305
	Regency Centers Corp.	19,900	1,108
	Extra Space Storage Inc.	20,400	1,086
	Corrections Corp.
	of America	32,900	1,081
	Geo Group Inc.	28,600	1,022
*	Strategic Hotels &
	Resorts Inc.	84,500	989
*	Realogy Holdings Corp.	21,600	814
	Montpelier Re Holdings Ltd.	25,000	799
	Axis Capital Holdings Ltd.	15,100	669
	Inland Real Estate Corp.	56,500	600
*	KCG Holdings Inc. Class A	45,100	536
	Sovran Self Storage Inc.	6,900	533
	GAMCO Investors Inc.	6,008	499
	DuPont Fabros
	Technology Inc.	12,400	334
*	Western Alliance Bancorp	13,400	319
	HCI Group Inc.	5,100	207
	Federal Realty
	Investment Trust	700	85
			66,016
Health Care (16.4%)
	West Pharmaceutical
	Services Inc.	404,700	17,070
*	Zeltiq Aesthetics Inc.	862,664	13,104
*	Nektar Therapeutics	978,700	12,547
*	Bruker Corp.	484,600	11,761
*	Alkermes plc	229,600	11,556
*,^	Exact Sciences Corp.	522,800	8,903
*	Vascular Solutions Inc.	273,936	6,079
*,^	Durata Therapeutics Inc.	351,900	5,993
*	Cynosure Inc. Class A	261,499	5,557
*	PTC Therapeutics Inc.	201,492	5,267
*	Sucampo Pharmaceuticals
	Inc. Class A	753,100	5,196

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Bio-Rad Laboratories Inc.
	Class A	43,244	5,177
*,^	Rockwell Medical Inc.	431,090	5,169
*	Syneron Medical Ltd.	494,210	5,100
*	Auxilium
	Pharmaceuticals Inc.	253,270	5,081
*,^	AcelRx
	Pharmaceuticals Inc.	450,030	4,613
*	Durect Corp.	2,286,150	4,161
*	ImmunoGen Inc.	299,750	3,552
*	Sarepta Therapeutics Inc.	115,840	3,451
*	Cutera Inc.	315,100	3,274
	ResMed Inc.	64,300	3,256
*	Covance Inc.	36,000	3,081
*	Centene Corp.	40,300	3,047
*	Align Technology Inc.	53,500	2,998
	LeMaitre Vascular Inc.	352,986	2,919
*	Harvard Bioscience Inc.	595,200	2,708
*	Salix Pharmaceuticals Ltd.	21,400	2,640
^	Chemed Corp.	27,400	2,568
*	PAREXEL
	International Corp.	46,900	2,478
*	Seattle Genetics Inc.	63,500	2,429
*	United Therapeutics Corp.	26,600	2,354
*	Quintiles Transnational
	Holdings Inc.	43,200	2,302
*,^	Myriad Genetics Inc.	58,800	2,288
*,^	Nanosphere Inc.	1,405,270	2,220
^	PDL BioPharma Inc.	229,345	2,220
*	Charles River Laboratories
	International Inc.	41,400	2,216
*	ExamWorks Group Inc.	69,300	2,199
*	Isis Pharmaceuticals Inc.	63,500	2,188
*	Endo International plc	30,700	2,150
*	Luminex Corp.	125,050	2,145
*	CorVel Corp.	43,900	1,983
*	Lannett Co. Inc.	39,900	1,980
*	Cardiovascular
	Systems Inc.	58,682	1,829
*	MedAssets Inc.	78,900	1,802
*	Harvard Apparatus
	Regenerative
	Technology Inc.	148,800	1,555
*	XOMA Corp.	316,300	1,452
*	AMN Healthcare
	Services Inc.	113,318	1,394
*	AtriCure Inc.	70,767	1,301
*	Alliance HealthCare
	Services Inc.	41,200	1,112
*	Providence Service Corp.	30,000	1,098
*	Natus Medical Inc.	40,300	1,013
	Questcor
	Pharmaceuticals Inc.	10,385	960
*	Addus HomeCare Corp.	40,900	919
*	AVEO Pharmaceuticals Inc.	498,621	912
*	Depomed Inc.	65,300	908
*	Cara Therapeutics Inc.	53,300	907
*	CytRx Corp.	214,900	898
*,^	Dendreon Corp.	376,600	866
*	Prothena Corp. plc	37,700	850
*	Prestige Brands
	Holdings Inc.	24,500	830
*	Anika Therapeutics Inc.	12,700	588
*	Cytokinetics Inc.	107,400	513
*	Insys Therapeutics Inc.	16,134	504
	Cantel Medical Corp.	11,100	406
*	Halozyme Therapeutics Inc.	38,700	382
*	NPS Pharmaceuticals Inc.	11,000	364
*	Thoratec Corp.	10,400	363
*	Mettler-Toledo
	International Inc.	1,400	354

			Market
			Value•
		Shares	($000)
*	ARIAD Pharmaceuticals Inc.	52,600	335
*	ZIOPHARM Oncology Inc.	73,400	296
*	Concert
	Pharmaceuticals Inc.	26,100	264
*	Galena Biopharma Inc.	75,107	230
*	NuPathe Inc. CVR	345,900	208
*	Incyte Corp. Ltd.	3,300	186
*	BioCryst Pharmaceuticals Inc.	11,300	144
*	InterMune Inc.	1,900	84
*	Progenics
	Pharmaceuticals Inc.	7,733	33
			222,840
Industrials (14.4%)
*,^	Power Solutions
	International Inc.	248,171	17,861
	Tennant Co.	187,730	14,328
	Kennametal Inc.	225,749	10,448
	Douglas Dynamics Inc.	551,714	9,721
	Kaman Corp.	213,350	9,116
	Ceco Environmental Corp.	572,100	8,919
*	DXP Enterprises Inc.	111,225	8,402
	RBC Bearings Inc.	124,400	7,968
	Mobile Mini Inc.	155,000	7,423
	Celadon Group Inc.	268,800	5,731
*	Genesee & Wyoming Inc.
	Class A	50,530	5,306
	John Bean
	Technologies Corp.	157,000	4,865
*,^	Titan Machinery Inc.	277,100	4,561
*	Taser International Inc.	317,348	4,221
	Alaska Air Group Inc.	35,814	3,404
	IDEX Corp.	42,100	3,399
	Exponent Inc.	45,448	3,368
*	WABCO Holdings Inc.	31,200	3,333
	Lennox International Inc.	33,500	3,001
	Huntington Ingalls
	Industries Inc.	31,300	2,961
	Copa Holdings SA Class A	20,700	2,951
*	Spirit Airlines Inc.	46,100	2,915
*	Advisory Board Co.	55,900	2,896
	Pitney Bowes Inc.	94,500	2,610
	Lincoln Electric Holdings Inc.	37,200	2,600
	Cintas Corp.	40,500	2,573
	Deluxe Corp.	43,716	2,561
	ITT Corp.	50,100	2,410
	AO Smith Corp.	47,500	2,355
*	Spirit AeroSystems
	Holdings Inc. Class A	67,100	2,261
	Manitowoc Co. Inc.	67,900	2,231
*	United Rentals Inc.	20,800	2,178
	Mueller Water Products Inc.
	Class A	244,200	2,110
	EnerSys	30,300	2,084
*	Avis Budget Group Inc.	34,600	2,065
*	AECOM Technology Corp.	64,000	2,061
*	H&E Equipment
	Services Inc.	55,500	2,017
	Hyster-Yale Materials
	Handling Inc.	19,700	1,744
	Robert Half International Inc.	29,700	1,418
*	Paylocity Holding Corp.	62,384	1,349
*	Generac Holdings Inc.	24,500	1,194
	RR Donnelley & Sons Co.	67,400	1,143
	Harsco Corp.	37,200	991
*	B/E Aerospace Inc.	10,100	934
*	PGT Inc.	102,200	866
	AMERCO	2,900	843
	Steelcase Inc. Class A	54,571	826
	West Corp.	30,800	825
*	Swift Transportation Co.	27,400	691
	HNI Corp.	17,000	665

			Market
			Value•
		Shares	($000)
	Barrett Business
	Services Inc.	13,700	644
	Altra Industrial Motion Corp.	17,600	640
*	Blount International Inc.	27,900	394
	Comfort Systems USA Inc.	24,600	389
	AAON Inc.	10,000	335
	Fortune Brands Home &
	Security Inc.	5,700	228
	Dun & Bradstreet Corp.	1,900	209
	Trinity Industries Inc.	3,100	136
*	Patrick Industries Inc.	2,700	126
*	Nortek Inc.	1,331	119
*	American Woodmark Corp.	2,900	92
			196,015
Information Technology (31.9%)
*	Euronet Worldwide Inc.	339,610	16,383
*	Super Micro Computer Inc.	582,919	14,730
*	SPS Commerce Inc.	198,680	12,555
*	PTC Inc.	314,350	12,197
*	Perficient Inc.	597,900	11,641
*	Constant Contact Inc.	337,884	10,849
*	Aspen Technology Inc.	216,287	10,036
*	Qualys Inc.	380,400	9,765
*	CoStar Group Inc.	61,180	9,677
*,^	Ubiquiti Networks Inc.	212,352	9,596
	Monotype Imaging
	Holdings Inc.	334,298	9,417
*	Ruckus Wireless Inc.	752,100	8,958
*	Radware Ltd.	522,800	8,820
*	Riverbed Technology Inc.	414,800	8,557
*	LivePerson Inc.	841,717	8,543
*	Finisar Corp.	409,700	8,092
*	Virtusa Corp.	206,637	7,398
*	Proofpoint Inc.	195,900	7,338
*	Ultimate Software
	Group Inc.	52,200	7,212
*,^	InvenSense Inc.	317,300	7,200
*	TiVo Inc.	556,460	7,184
	Teradyne Inc.	365,630	7,166
*	Pandora Media Inc.	237,925	7,019
*,^	E2open Inc.	311,984	6,449
*	ShoreTel Inc.	981,900	6,402
*	Global Cash Access
	Holdings Inc.	718,600	6,396
*	Mellanox Technologies Ltd.	174,500	6,083
*	PROS Holdings Inc.	229,000	6,055
*	Red Hat Inc.	105,900	5,853
*,^	Gigamon Inc.	288,590	5,524
*	Cadence Design
	Systems Inc.	306,000	5,352
*	Silicon Laboratories Inc.	104,000	5,122
*	Infoblox Inc.	353,700	4,651
*	Inphi Corp.	316,400	4,645
*	Entropic
	Communications Inc.	1,335,030	4,446
*	OSI Systems Inc.	66,210	4,420
*	Aruba Networks Inc.	246,700	4,322
	Monolithic Power
	Systems Inc.	98,000	4,150
*	RealD Inc.	313,300	3,998
*	Qlik Technologies Inc.	168,300	3,807
*	Aerohive Networks Inc.	455,991	3,748
*	BroadSoft Inc.	135,200	3,568
*	CEVA Inc.	240,000	3,545
*	Gartner Inc.	49,668	3,503
*	Microsemi Corp.	127,800	3,420
*	IPG Photonics Corp.	49,700	3,419
*	EPAM Systems Inc.	73,600	3,220
	Broadridge Financial
	Solutions Inc.	76,600	3,190
*	Tyler Technologies Inc.	34,500	3,147

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Pericom
	Semiconductor Corp.	344,199	3,112
	Jack Henry &
	Associates Inc.	51,800	3,078
*,^	Textura Corp.	119,102	2,816
*	ARRIS Group Inc.	85,500	2,781
*,^	Advanced Micro
	Devices Inc.	650,675	2,726
	FEI Co.	29,000	2,631
	DST Systems Inc.	28,400	2,618
*	Glu Mobile Inc.	522,100	2,610
*	Manhattan Associates Inc.	75,016	2,583
*	Rudolph Technologies Inc.	257,500	2,544
*	Vantiv Inc. Class A	74,700	2,511
*	Ciena Corp.	113,100	2,450
*,^	Allot Communications Ltd.	186,800	2,438
	MAXIMUS Inc.	56,240	2,419
	Anixter International Inc.	24,095	2,411
	Heartland Payment
	Systems Inc.	58,100	2,394
*	Zebra Technologies Corp.	28,700	2,363
	CDW Corp.	73,500	2,343
*	Take-Two Interactive
	Software Inc.	103,200	2,295
*	SunPower Corp. Class A	55,400	2,270
*	Freescale
	Semiconductor Ltd.	95,600	2,247
	Advent Software Inc.	62,900	2,049
	Booz Allen Hamilton Holding
	Corp. Class A	95,781	2,034
*	ON Semiconductor Corp.	214,500	1,961
*	GTT Communications Inc.	187,700	1,916
*	II-VI Inc.	130,000	1,880
*	CommScope Holding Co. Inc.	70,331	1,627
*	Stratasys Ltd.	14,071	1,599
	Intersil Corp. Class A	102,500	1,532
	Blackbaud Inc.	42,400	1,515
*	Benefitfocus Inc.	30,796	1,423
	Pegasystems Inc.	66,000	1,394
	Mentor Graphics Corp.	62,740	1,353
*	Zendesk Inc.	76,772	1,334
*	TeleTech Holdings Inc.	45,900	1,331
*	Maxwell Technologies Inc.	78,900	1,194
*	Progress Software Corp.	49,100	1,180
*	Applied Micro Circuits Corp.	108,000	1,167
	Tessco Technologies Inc.	35,200	1,117
*	Blackhawk Network
	Holdings Inc.	38,000	1,072
*	Acxiom Corp.	48,100	1,043
*	Liquidity Services Inc.	65,500	1,032
*	iGATE Corp.	26,000	946
*	MicroStrategy Inc. Class A	6,600	928
*	Sapient Corp.	51,600	838
*	Imperva Inc.	30,000	785
*	Unisys Corp.	31,400	777
*	WNS Holdings Ltd. ADR	40,000	767

			Market
			Value•
		Shares	($000)
*	Synaptics Inc.	8,300	752
*	RF Micro Devices Inc.	68,300	655
*	Cirrus Logic Inc.	20,400	464
	Daktronics Inc.	37,600	448
*	Varonis Systems Inc.	14,952	434
*	Barracuda Networks Inc.	13,300	413
*	AVG Technologies NV	20,400	411
*	Callidus Software Inc.	31,300	374
*	OmniVision
	Technologies Inc.	14,600	321
*	Carbonite Inc.	21,300	255
	QAD Inc. Class A	11,900	254
*	Ultra Clean Holdings Inc.	27,000	244
*	Genpact Ltd.	8,800	154
			433,381
Materials (3.3%)
	Schweitzer-Mauduit
	International Inc.	147,286	6,430
	OM Group Inc.	186,800	6,058
	Ball Corp.	63,800	3,999
	Sealed Air Corp.	104,600	3,574
*	Owens-Illinois Inc.	81,000	2,806
*	Graphic Packaging
	Holding Co.	232,400	2,719
	Avery Dennison Corp.	47,600	2,439
	Rock-Tenn Co. Class A	21,100	2,228
	Westlake Chemical Corp.	26,500	2,220
	Packaging Corp. of America	27,400	1,959
	Quaker Chemical Corp.	24,936	1,915
*	Ferro Corp.	137,400	1,726
	NewMarket Corp.	4,207	1,650
	Scotts Miracle-Gro Co.
	Class A	25,500	1,450
	Valspar Corp.	18,900	1,440
*	Berry Plastics Group Inc.	50,000	1,290
	International Flavors &
	Fragrances Inc.	8,100	845
	PolyOne Corp.	3,000	126
			44,874
Other (1.2%)
^,2	Vanguard Small-Cap
	Growth ETF	104,300	13,287
*	iShares Russell 2000
	Growth ETF	20,300	2,810
			16,097
Telecommunication Services (0.4%)
	Inteliquent Inc.	141,700	1,965
*	Level 3
	Communications Inc.	40,000	1,756
	Atlantic Tele-Network Inc.	19,200	1,114
*	FairPoint
	Communications Inc.	38,400	536
	IDT Corp. Class B	15,600	272
	Shenandoah
	Telecommunications Co.	7,700	235
			5,878

		Market
		Value•
	Shares	($000)
Utilities (0.1%)
Otter Tail Corp.	39,100	1,184
Total Common Stocks
(Cost $1,065,517)		1,299,559
Temporary Cash Investments (6.4%)[1]
Money Market Fund (6.3%)
[3,4]	Vanguard Market Liquidity
Fund, 0.111%	84,821,000	84,821

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[5,6]	Federal Home Loan Bank
Discount Notes, 0.060%,
7/7/14	1,500	1,500
[5,6]	Federal Home Loan Bank
Discount Notes, 0.090%,
7/16/14	200	200
[5,6]	Federal Home Loan Bank
Discount Notes, 0.093%,
7/18/14	100	100
		1,800
Total Temporary Cash Investments
(Cost $86,620)		86,621
Total Investments (101.9%)
(Cost $1,152,137)		1,386,180
Other Assets and Liabilities (–1.9%)
Other Assets		17,756
Liabilities[4]		(43,809)
		(26,053)
Net Assets (100%)
Applicable to 58,884,458 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,360,127
Net Asset Value Per Share		$23.10

At June 30, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,046,995
Undistributed Net Investment Income		350
Accumulated Net Realized Gains		78,146
Unrealized Appreciation (Depreciation)
Investment Securities		234,043
Futures Contracts		593
Net Assets		1,360,127

• See Note A in Notes to Financial Statements.
* Non income producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $22,529,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.0% and 3.9%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $23,749,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $1,700,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
CVR—Contingent Value Right.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Dividends[1]	4,038
Interest[1]	40
Securities Lending	757
Total Income	4,835
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,200
Performance Adjustment	69
The Vanguard Group—Note C
Management and Administrative	1,225
Marketing and Distribution	130
Custodian Fees	21
Shareholders’ Reports	19
Trustees’ Fees and Expenses	1
Total Expenses	2,665
Net Investment Income	2,170
Realized Net Gain (Loss)
Investment Securities Sold[1]	79,552
Futures Contracts	237
Realized Net Gain (Loss)	79,789
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(98,379)
Futures Contracts	(935)
Change in Unrealized Appreciation
(Depreciation)	(99,314)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(17,355)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,170	3,631
Realized Net Gain (Loss)	79,789	174,800
Change in Unrealized Appreciation (Depreciation)	(99,314)	255,250
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,355)	433,681
Distributions
Net Investment Income	(3,910)	(7,297)
Realized Capital Gain[2]	(176,221)	(80,591)
Total Distributions	(180,131)	(87,888)
Capital Share Transactions
Issued	97,686	216,531
Issued in Lieu of Cash Distributions	180,131	87,888
Redeemed	(126,455)	(153,679)
Net Increase (Decrease) from Capital Share Transactions	151,362	150,740
Total Increase (Decrease)	(46,124)	496,533
Net Assets
Beginning of Period	1,406,251	909,718
End of Period[3]	1,360,127	1,406,251

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $2,000, $39,000, and $0, respectively.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $59,957,000 and $7,389,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $350,000 and $2,090,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$26.90	$20.08	$17.89	$17.68	$13.46	$9.78
Investment Operations
Net Investment Income	.041	.073	.155	.039	.043	.055
Net Realized and Unrealized Gain (Loss)
on Investments	(.386)	8.674	2.462	.204	4.226	3.745
Total from Investment Operations	(.345)	8.747	2.617	.243	4.269	3.800
Distributions
Dividends from Net Investment Income	(.075)	(.160)	(.045)	(.033)	(.049)	(.120)
Distributions from Realized Capital Gains	(3.380)	(1.767)	(.382)	—	—	—
Total Distributions	(3.455)	(1.927)	(.427)	(.033)	(.049)	(.120)
Net Asset Value, End of Period	$23.10	$26.90	$20.08	$17.89	$17.68	$13.46

Total Return	–1.07%	46.54%	14.65%	1.36%	31.79%	39.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,360	$1,406	$910	$834	$759	$566
Ratio of Total Expenses to
Average Net Assets[1]	0.40%	0.38%	0.38%	0.41%	0.41%	0.40%
Ratio of Net Investment Income to
Average Net Assets	0.35%	0.32%	0.78%	0.23%	0.30%	0.43%
Portfolio Turnover Rate	46%	64%	61%	59%	62%	60%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.02%, 0.04%, 0.02%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Notes to Financial Statements

Vanguard Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2014, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for

Vanguard Small Company Growth Portfolio

the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index for periods prior to October 1, 2013, and to the current benchmark, Russell 2000 Growth Index, beginning October 1, 2013. The benchmark change will be fully phased in by September 2016.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $286,000 for the six months ended June 30, 2014 For the six months ended June 30, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.18% of the portfolio’s average net assets, before an increase of $69,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the portfolio had contributed capital of $134,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.54% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,299,351	—	208
Temporary Cash Investments	84,821	1,800	—
Futures Contracts—Assets[1]	246	—	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	1,384,413	1,800	208
1 Represents variation margin on the last day of the reporting period.

Vanguard Small Company Growth Portfolio

E. At June 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2014	286	34,043	593

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2014, the cost of investment securities for tax purposes was $1,152,137,000. Net unrealized appreciation of investment securities for tax purposes was $234,043,000, consisting of unrealized gains of $302,896,000 on securities that had risen in value since their purchase and $68,853,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2014, the portfolio purchased $298,069,000 of investment securities and sold $306,230,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	Shares	Shares
	(000)	(000)
Issued	3,958	9,456
Issued in Lieu of Cash Distributions	7,925	4,283
Redeemed	(5,266)	(6,782)
Net Increase (Decrease) in Shares Outstanding	6,617	6,957

At June 30, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 49% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	12/31/2013	6/30/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$989.27	$1.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.01

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Small Company Growth Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Small Company Growth Portfolio has renewed the portfolio’s investment advisory arrangements with Granahan Investment Management, Inc. (Granahan), and The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Granahan. Founded in 1985, Granahan uses fundamental research to select a portfolio of stocks with sustainable growth characteristics. The advisor achieves portfolio diversification through dedicated allocations to three life cycle-based categories of growth companies: core growth, companies with strong market position, based on proprietary products or services; pioneers, companies with unique technology or innovations; and special situations, companies with growth potential overlooked by the market. Granahan has advised the portfolio since its inception in 1996.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Granahan in determining whether to approve the advisory fee, because Granahan is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for shareholders.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate with Granahan without any need for asset-level breakpoints. Granahan’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Vanguard® Total Bond Market Index Portfolio

Bond yields unexpectedly reversed course in 2014. They began heading higher in May 2013 at the prospect of the Federal Reserve scaling back its bond purchases. But the tide turned at the beginning of this year for all but the shortest-dated maturities. An array of factors contributed to yields drifting lower, including sputtering economic expansion, a continuation of loose monetary policy at home and abroad, and instability in some emerging markets that rekindled investors’ appetite for bonds in general, especially those offering more yield.

The Total Bond Market Index Portfolio returned 3.96% for the six months ended June 30, 2014. That performance was roughly in line with the 3.86% return of its benchmark index and the 3.89% average return for its peer group, which includes actively managed funds.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s 30-day SEC yield fell to 1.98% on June 30, 2014, compared with 2.07% six months earlier.

Bonds yields moved lower, defying market expectations
The past half year serves as an example of how holding steady with your investments can work out better than trying to time the markets. Investors who exited the bond market in the second half of 2013 or sought safety in short-term maturities in anticipation of the Fed’s tapering of its purchases missed out on the strong recovery that began early this year, among longer-dated bonds in particular.

In this environment, corporate bonds returned well over 5% for the half year. The bonds of financial institutions, which have had a strong run of late, underperformed those issued by utilities and industrial companies this time around. And investors proved willing to take on the higher risk associated with lower-rated bonds because of their accompanying higher coupons.

U.S. Treasuries, which accounted for more than one-third of the index, posted a more modest return of close to 3% for the half year. Government mortgage-backed securities, another heavyweight sector in the portfolio, did better, returning about 4%.

For better results later, pull the savings lever now
We can’t control how the financial markets perform, of course, but we can control how much we save. And it’s those savings that can most affect how much wealth we build. A Vanguard research paper found that “increasing the savings rate can have a substantially more positive impact on wealth accumulation than shifting to a more aggressive portfolio.” (You can read the full paper, Penny Saved, Penny Earned, at vanguard.com/research.)

There are a variety of ways to save effectively, and small shifts from spending to saving can make a meaningful difference. Perhaps the most important thing is to develop a savings mindset. As Warren Buffett said, “Don’t save what is left after spending; spend what is left after saving.”

Total Returns
Six Months Ended
June 30, 2014
Vanguard Total Bond Market Index Portfolio	3.96%
Barclays U.S. Aggregate Float Adjusted Index	3.86
Variable Insurance Core Bond Funds Average[1]	3.89

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Core Bond Funds
	Portfolio	Average
Total Bond Market Index Portfolio	0.19%	0.69%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the portfolio’s annualized expense ratio was 0.19%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Total Bond Market Index Portfolio

Portfolio Profile
As of June 30, 2014

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Issues	4,806	8,523
Yield [2]	2.0%	2.1%
Yield to Maturity	2.2%[3]	2.2%
Average Coupon	3.4%	3.3%
Average Effective Maturity	7.7 years	7.6 years
Average Duration	5.6 years	5.6 years
Expense Ratio [4]	0.19%	—
Short-Term Reserves	0.0%	—

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared	0.99
Beta	1.03

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	1.2%
1–3 Years	26.9
3–5 Years	20.0
5–10 Years	37.5
10–20 Years	3.4
20–30 Years	10.7
Over 30 Years	0.3

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	2.9%
Finance	8.5
Foreign	6.9
Government Mortgage-Backed	21.4
Industrial	15.5
Treasury/Agency	42.2
Utilities	2.1
Other	0.5

Distribution by Credit Quality (% of portfolio)

U.S. Government	63.6%
Aaa	5.5
Aa	4.3
A	12.8
Baa	13.8

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. Aggregate Float Adjusted Index.
2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
3 Before expenses.
4 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the portfolio’s annualized expense ratio was 0.19%.
5 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2003–June 30, 2014

Average Annual Total Returns: Periods Ended June 30, 2014

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Total Bond Market Index Portfolio	4/29/1991	4.23%	4.69%	1.17%	3.69%	4.86%

1 Six months ended June 30, 2014.
2 Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (64.1%)
U.S. Government Securities (38.6%)
United States Treasury Note/Bond	1.750%	7/31/15	2,750	2,797
United States Treasury Note/Bond	0.250%	8/15/15	5,350	5,355
United States Treasury Note/Bond	4.250%	8/15/15	1,600	1,673
United States Treasury Note/Bond	10.625%	8/15/15	35	39
United States Treasury Note/Bond	0.250%	9/15/15	7,950	7,957
United States Treasury Note/Bond	0.250%	9/30/15	7,945	7,954
United States Treasury Note/Bond	0.250%	10/15/15	1,160	1,161
United States Treasury Note/Bond	0.250%	10/31/15	5,000	5,004
United States Treasury Note/Bond	1.250%	10/31/15	1,250	1,268
United States Treasury Note/Bond	0.375%	11/15/15	8,475	8,494
United States Treasury Note/Bond	4.500%	11/15/15	600	635
United States Treasury Note/Bond	9.875%	11/15/15	1,450	1,642
United States Treasury Note/Bond	0.250%	11/30/15	125	125
United States Treasury Note/Bond	1.375%	11/30/15	6,110	6,208
United States Treasury Note/Bond	0.250%	12/15/15	7,426	7,427
United States Treasury Note/Bond	0.250%	12/31/15	9,525	9,525
United States Treasury Note/Bond	2.125%	12/31/15	1,775	1,824
United States Treasury Note/Bond	0.375%	1/15/16	6,443	6,453
United States Treasury Note/Bond	0.375%	2/15/16	22,020	22,044
United States Treasury Note/Bond	4.500%	2/15/16	3,750	4,005
United States Treasury Note/Bond	9.250%	2/15/16	75	86
United States Treasury Note/Bond	0.250%	2/29/16	22,775	22,750
United States Treasury Note/Bond	2.125%	2/29/16	2,350	2,421
United States Treasury Note/Bond	0.375%	3/31/16	4,650	4,651
United States Treasury Note/Bond	2.375%	3/31/16	1,725	1,786
United States Treasury Note/Bond	0.250%	4/15/16	2,450	2,444
United States Treasury Note/Bond	0.375%	4/30/16	13,075	13,071
United States Treasury Note/Bond	2.000%	4/30/16	9,575	9,856
United States Treasury Note/Bond	2.625%	4/30/16	1,375	1,431
United States Treasury Note/Bond	0.250%	5/15/16	15,140	15,097
United States Treasury Note/Bond	5.125%	5/15/16	10,725	11,669
United States Treasury Note/Bond	7.250%	5/15/16	685	772
United States Treasury Note/Bond	0.375%	5/31/16	16,723	16,707
United States Treasury Note/Bond	1.750%	5/31/16	2,575	2,640
United States Treasury Note/Bond	3.250%	5/31/16	575	606
United States Treasury Note/Bond	3.250%	6/30/16	700	739
United States Treasury Note/Bond	0.625%	7/15/16	5,550	5,567
United States Treasury Note/Bond	1.500%	7/31/16	2,325	2,373
United States Treasury Note/Bond	3.250%	7/31/16	1,825	1,930
United States Treasury Note/Bond	0.625%	8/15/16	3,235	3,243
United States Treasury Note/Bond	4.875%	8/15/16	1,500	1,638
United States Treasury Note/Bond	1.000%	8/31/16	4,000	4,041
United States Treasury Note/Bond	3.000%	8/31/16	5,050	5,319
United States Treasury Note/Bond	0.875%	9/15/16	6,745	6,794
United States Treasury Note/Bond	3.000%	9/30/16	5,850	6,171
United States Treasury Note/Bond	0.625%	10/15/16	6,775	6,781
United States Treasury Note/Bond	1.000%	10/31/16	1,270	1,282
United States Treasury Note/Bond	3.125%	10/31/16	2,000	2,118
United States Treasury Note/Bond	0.625%	11/15/16	9,950	9,952
United States Treasury Note/Bond	4.625%	11/15/16	250	274
United States Treasury Note/Bond	7.500%	11/15/16	2,100	2,441
United States Treasury Note/Bond	0.875%	11/30/16	2,500	2,515
United States Treasury Note/Bond	2.750%	11/30/16	20,150	21,176
United States Treasury Note/Bond	0.875%	12/31/16	10,535	10,588
United States Treasury Note/Bond	0.750%	1/15/17	7,460	7,472
United States Treasury Note/Bond	0.875%	1/31/17	550	552
United States Treasury Note/Bond	3.125%	1/31/17	1,925	2,045

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.625%	2/15/17	9,475	9,451
United States Treasury Note/Bond	4.625%	2/15/17	200	220
United States Treasury Note/Bond	0.875%	2/28/17	105	105
United States Treasury Note/Bond	3.000%	2/28/17	725	768
United States Treasury Note/Bond	0.750%	3/15/17	470	470
United States Treasury Note/Bond	1.000%	3/31/17	155	156
United States Treasury Note/Bond	3.250%	3/31/17	10,575	11,289
United States Treasury Note/Bond	0.875%	4/15/17	12,950	12,980
United States Treasury Note/Bond	0.875%	4/30/17	12,255	12,276
United States Treasury Note/Bond	0.875%	5/15/17	13,500	13,517
United States Treasury Note/Bond	4.500%	5/15/17	6,420	7,089
United States Treasury Note/Bond	8.750%	5/15/17	5,125	6,280
United States Treasury Note/Bond	0.625%	5/31/17	1,675	1,664
United States Treasury Note/Bond	2.750%	5/31/17	530	559
United States Treasury Note/Bond	0.875%	6/15/17	100	100
United States Treasury Note/Bond	2.500%	6/30/17	13,100	13,722
United States Treasury Note/Bond	0.500%	7/31/17	257	254
United States Treasury Note/Bond	2.375%	7/31/17	3,775	3,941
United States Treasury Note/Bond	4.750%	8/15/17	2,175	2,431
United States Treasury Note/Bond	8.875%	8/15/17	5,650	7,032
United States Treasury Note/Bond	0.625%	8/31/17	1,500	1,483
United States Treasury Note/Bond	1.875%	8/31/17	5,600	5,758
United States Treasury Note/Bond	0.625%	9/30/17	11,310	11,169
United States Treasury Note/Bond	0.750%	10/31/17	6,420	6,356
United States Treasury Note/Bond	1.875%	10/31/17	2,325	2,389
United States Treasury Note/Bond	4.250%	11/15/17	975	1,079
United States Treasury Note/Bond	0.625%	11/30/17	2,225	2,191
United States Treasury Note/Bond	0.750%	12/31/17	305	301
United States Treasury Note/Bond	0.875%	1/31/18	14,225	14,087
United States Treasury Note/Bond	2.625%	1/31/18	100	105
United States Treasury Note/Bond	0.750%	2/28/18	2,675	2,633
United States Treasury Note/Bond	2.750%	2/28/18	1,000	1,057
United States Treasury Note/Bond	0.750%	3/31/18	4,970	4,883
United States Treasury Note/Bond	0.625%	4/30/18	3,175	3,100
United States Treasury Note/Bond	2.625%	4/30/18	1,275	1,342
United States Treasury Note/Bond	3.875%	5/15/18	523	575
United States Treasury Note/Bond	9.125%	5/15/18	50	65
United States Treasury Note/Bond	1.000%	5/31/18	10,155	10,044
United States Treasury Note/Bond	2.375%	5/31/18	2,350	2,450
United States Treasury Note/Bond	2.375%	6/30/18	4,750	4,950
United States Treasury Note/Bond	1.375%	7/31/18	3,600	3,605
United States Treasury Note/Bond	2.250%	7/31/18	6,250	6,478
United States Treasury Note/Bond	4.000%	8/15/18	705	781
United States Treasury Note/Bond	1.500%	8/31/18	5,275	5,302
United States Treasury Note/Bond	1.375%	9/30/18	14,653	14,632
United States Treasury Note/Bond	1.750%	10/31/18	8,675	8,797
United States Treasury Note/Bond	3.750%	11/15/18	5,275	5,801
United States Treasury Note/Bond	1.250%	11/30/18	2,280	2,259
United States Treasury Note/Bond	1.375%	11/30/18	3,030	3,021
United States Treasury Note/Bond	1.500%	12/31/18	4,250	4,251
United States Treasury Note/Bond	1.500%	1/31/19	4,525	4,521
United States Treasury Note/Bond	2.750%	2/15/19	2,400	2,532
United States Treasury Note/Bond	8.875%	2/15/19	260	346
United States Treasury Note/Bond	1.375%	2/28/19	575	571
United States Treasury Note/Bond	1.500%	2/28/19	4,400	4,392
United States Treasury Note/Bond	1.500%	3/31/19	575	574
United States Treasury Note/Bond	1.625%	3/31/19	2,100	2,106
United States Treasury Note/Bond	1.250%	4/30/19	275	271
United States Treasury Note/Bond	1.625%	4/30/19	2,300	2,304
United States Treasury Note/Bond	3.125%	5/15/19	200	214

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.125%	5/31/19	5,650	5,521
United States Treasury Note/Bond	1.500%	5/31/19	9,300	9,252
United States Treasury Note/Bond	1.000%	6/30/19	1,850	1,793
United States Treasury Note/Bond	3.625%	8/15/19	1,857	2,038
United States Treasury Note/Bond	8.125%	8/15/19	117	154
United States Treasury Note/Bond	1.000%	8/31/19	575	555
United States Treasury Note/Bond	1.000%	9/30/19	575	555
United States Treasury Note/Bond	1.250%	10/31/19	625	610
United States Treasury Note/Bond	3.375%	11/15/19	11,485	12,477
United States Treasury Note/Bond	1.125%	12/31/19	5	5
United States Treasury Note/Bond	1.375%	1/31/20	864	845
United States Treasury Note/Bond	3.625%	2/15/20	23,275	25,595
United States Treasury Note/Bond	8.500%	2/15/20	137	187
United States Treasury Note/Bond	1.250%	2/29/20	1,868	1,811
United States Treasury Note/Bond	1.125%	3/31/20	8,900	8,551
United States Treasury Note/Bond	1.125%	4/30/20	18,925	18,156
United States Treasury Note/Bond	3.500%	5/15/20	3,515	3,842
United States Treasury Note/Bond	1.375%	5/31/20	400	389
United States Treasury Note/Bond	1.875%	6/30/20	14,725	14,707
United States Treasury Note/Bond	2.000%	7/31/20	4,730	4,755
United States Treasury Note/Bond	8.750%	8/15/20	8,425	11,778
United States Treasury Note/Bond	2.000%	9/30/20	2,750	2,754
United States Treasury Note/Bond	1.750%	10/31/20	6,325	6,233
United States Treasury Note/Bond	2.625%	11/15/20	7,055	7,326
United States Treasury Note/Bond	2.000%	11/30/20	6,075	6,070
United States Treasury Note/Bond	2.375%	12/31/20	8,150	8,325
United States Treasury Note/Bond	2.125%	1/31/21	3,950	3,968
United States Treasury Note/Bond	3.625%	2/15/21	8,225	9,050
United States Treasury Note/Bond	7.875%	2/15/21	1,180	1,613
United States Treasury Note/Bond	2.000%	2/28/21	3,850	3,833
United States Treasury Note/Bond	2.250%	3/31/21	7,625	7,705
United States Treasury Note/Bond	2.250%	4/30/21	5,375	5,426
United States Treasury Note/Bond	3.125%	5/15/21	2,750	2,935
United States Treasury Note/Bond	2.000%	5/31/21	10,033	9,955
United States Treasury Note/Bond	2.125%	6/30/21	3,500	3,498
United States Treasury Note/Bond	2.125%	8/15/21	1,056	1,055
United States Treasury Note/Bond	2.000%	11/15/21	1,065	1,051
United States Treasury Note/Bond	8.000%	11/15/21	2,570	3,598
United States Treasury Note/Bond	2.000%	2/15/22	635	625
United States Treasury Note/Bond	1.625%	8/15/22	1,296	1,230
United States Treasury Note/Bond	7.250%	8/15/22	100	137
United States Treasury Note/Bond	1.625%	11/15/22	5,725	5,407
United States Treasury Note/Bond	7.625%	11/15/22	40	56
United States Treasury Note/Bond	2.000%	2/15/23	1,123	1,090
United States Treasury Note/Bond	7.125%	2/15/23	1,690	2,327
United States Treasury Note/Bond	1.750%	5/15/23	12,970	12,277
United States Treasury Note/Bond	2.500%	8/15/23	7,160	7,198
United States Treasury Note/Bond	6.250%	8/15/23	6,565	8,656
United States Treasury Note/Bond	2.750%	11/15/23	8,111	8,307
United States Treasury Note/Bond	2.750%	2/15/24	8,810	9,004
United States Treasury Note/Bond	2.500%	5/15/24	7,708	7,692
United States Treasury Note/Bond	7.500%	11/15/24	25	36
United States Treasury Note/Bond	6.875%	8/15/25	3,955	5,599
United States Treasury Note/Bond	6.000%	2/15/26	1,010	1,349
United States Treasury Note/Bond	6.750%	8/15/26	5	7
United States Treasury Note/Bond	6.500%	11/15/26	765	1,071
United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,509
United States Treasury Note/Bond	6.375%	8/15/27	185	259
United States Treasury Note/Bond	5.500%	8/15/28	955	1,248
United States Treasury Note/Bond	5.250%	11/15/28	1,435	1,836
United States Treasury Note/Bond	5.250%	2/15/29	1,140	1,460
United States Treasury Note/Bond	6.125%	8/15/29	2,180	3,040
United States Treasury Note/Bond	6.250%	5/15/30	550	781
United States Treasury Note/Bond	4.500%	2/15/36	2,425	2,940
United States Treasury Note/Bond	4.750%	2/15/37	600	753
United States Treasury Note/Bond	4.375%	2/15/38	800	953
United States Treasury Note/Bond	4.500%	5/15/38	28	34
United States Treasury Note/Bond	3.500%	2/15/39	1,745	1,817
United States Treasury Note/Bond	4.250%	5/15/39	2,632	3,085
United States Treasury Note/Bond	4.500%	8/15/39	2,306	2,805
United States Treasury Note/Bond	4.375%	11/15/39	2,817	3,367

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	4.625%	2/15/40	2,350	2,917
	United States Treasury Note/Bond	4.375%	5/15/40	3,485	4,171
	United States Treasury Note/Bond	3.875%	8/15/40	4,040	4,473
	United States Treasury Note/Bond	4.250%	11/15/40	5,375	6,317
	United States Treasury Note/Bond	4.750%	2/15/41	3,156	4,002
	United States Treasury Note/Bond	3.125%	11/15/41	320	310
	United States Treasury Note/Bond	3.125%	2/15/42	281	271
	United States Treasury Note/Bond	3.000%	5/15/42	7,450	7,011
	United States Treasury Note/Bond	2.750%	8/15/42	4,060	3,623
	United States Treasury Note/Bond	2.750%	11/15/42	16,635	14,815
	United States Treasury Note/Bond	3.125%	2/15/43	5,200	4,994
	United States Treasury Note/Bond	2.875%	5/15/43	1,750	1,596
	United States Treasury Note/Bond	3.625%	8/15/43	10,580	11,152
	United States Treasury Note/Bond	3.750%	11/15/43	2,400	2,587
	United States Treasury Note/Bond	3.625%	2/15/44	5,890	6,203
					946,035
Agency Bonds and Notes (3.4%)
	AID-Ukraine	1.844%	5/16/19	200	200
	Arab Republic of Egypt	4.450%	9/15/15	650	680
1	Federal Agricultural Mortgage Corp.	2.125%	9/15/15	75	77
1	Federal Agricultural Mortgage Corp.	2.000%	7/27/16	100	103
1	Federal Farm Credit Banks	1.500%	11/16/15	200	203
1	Federal Farm Credit Banks	4.875%	12/16/15	175	187
1	Federal Farm Credit Banks	1.050%	3/28/16	100	101
1	Federal Farm Credit Banks	5.125%	8/25/16	225	247
1	Federal Farm Credit Banks	4.875%	1/17/17	250	276
1	Federal Farm Credit Banks	5.150%	11/15/19	500	584
1	Federal Farm Credit Banks	3.500%	12/20/23	75	79
1	Federal Home Loan Banks	0.375%	8/28/15	900	901
1	Federal Home Loan Banks	3.125%	3/11/16	875	915
1	Federal Home Loan Banks	5.375%	5/18/16	1,000	1,092
1	Federal Home Loan Banks	5.625%	6/13/16	75	82
1	Federal Home Loan Banks	0.375%	6/24/16	500	499
1	Federal Home Loan Banks	5.125%	10/19/16	525	578
1	Federal Home Loan Banks	4.750%	12/16/16	1,200	1,318
1	Federal Home Loan Banks	0.625%	12/28/16	350	349
1	Federal Home Loan Banks	4.875%	5/17/17	550	612
1	Federal Home Loan Banks	0.875%	5/24/17	500	500
1	Federal Home Loan Banks	1.000%	6/21/17	400	401
1	Federal Home Loan Banks	5.000%	11/17/17	225	254
1	Federal Home Loan Banks	5.375%	8/15/18	150	173
1	Federal Home Loan Banks	1.875%	3/13/20	75	75
1	Federal Home Loan Banks	4.125%	3/13/20	300	335
1	Federal Home Loan Banks	5.250%	12/11/20	425	504
1	Federal Home Loan Banks	5.625%	6/11/21	35	42
1	Federal Home Loan Banks	2.125%	3/10/23	1,250	1,196
1	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,790
2	Federal Home Loan Mortgage Corp.	1.750%	9/10/15	700	712
2	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	625	679
2	Federal Home Loan Mortgage Corp.	0.500%	5/13/16	1,000	1,001
2	Federal Home Loan Mortgage Corp.	2.500%	5/27/16	325	338
2	Federal Home Loan Mortgage Corp.	5.500%	7/18/16	1,375	1,516
2	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	775	799
2	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	900	905
2	Federal Home Loan Mortgage Corp.	0.875%	2/22/17	600	601
2	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	1,000	1,005
2	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	5,000	5,051
2	Federal Home Loan Mortgage Corp.	1.000%	6/29/17	625	627
2	Federal Home Loan Mortgage Corp.	1.000%	7/28/17	500	500
2	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	700	698
2	Federal Home Loan Mortgage Corp.	5.125%	11/17/17	200	227
2	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	700	689
2	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	1,000	986
2	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	550	625
2	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	625	687
2	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	1,150	1,158
2	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	700	683
2	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	1,150	1,119
2	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	1,300	1,261
2	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	799

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
2	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	179
2	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,189
2	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	693
2	Federal National Mortgage Assn.	0.500%	7/2/15	325	326
2	Federal National Mortgage Assn.	2.375%	7/28/15	2,250	2,302
2	Federal National Mortgage Assn.	0.500%	9/28/15	1,300	1,304
2	Federal National Mortgage Assn.	4.375%	10/15/15	2,725	2,868
2	Federal National Mortgage Assn.	1.625%	10/26/15	450	458
2	Federal National Mortgage Assn.	0.375%	12/21/15	675	675
2	Federal National Mortgage Assn.	5.000%	3/15/16	150	162
2	Federal National Mortgage Assn.	0.500%	3/30/16	975	977
2	Federal National Mortgage Assn.	2.375%	4/11/16	450	466
2	Federal National Mortgage Assn.	0.375%	7/5/16	1,000	998
2	Federal National Mortgage Assn.	0.625%	8/26/16	650	651
2	Federal National Mortgage Assn.	5.250%	9/15/16	325	358
2	Federal National Mortgage Assn.	1.250%	9/28/16	1,125	1,142
2	Federal National Mortgage Assn.	1.375%	11/15/16	1,175	1,194
2	Federal National Mortgage Assn.	1.250%	1/30/17	1,000	1,013
2	Federal National Mortgage Assn.	5.000%	2/13/17	1,925	2,137
2	Federal National Mortgage Assn.	0.750%	4/20/17	300	299
2	Federal National Mortgage Assn.	1.125%	4/27/17	2,950	2,971
2	Federal National Mortgage Assn.	5.000%	5/11/17	2,000	2,232
2	Federal National Mortgage Assn.	5.375%	6/12/17	1,000	1,129
2	Federal National Mortgage Assn.	0.875%	8/28/17	175	174
2	Federal National Mortgage Assn.	0.875%	10/26/17	900	894
2	Federal National Mortgage Assn.	0.875%	12/20/17	1,500	1,485
2	Federal National Mortgage Assn.	0.875%	2/8/18	2,500	2,468
2	Federal National Mortgage Assn.	0.875%	5/21/18	510	501
2	Federal National Mortgage Assn.	1.875%	9/18/18	1,825	1,857
2	Federal National Mortgage Assn.	1.625%	11/27/18	1,330	1,335
2	Federal National Mortgage Assn.	1.875%	2/19/19	500	506
2	Federal National Mortgage Assn.	1.750%	6/20/19	1,000	1,002
2	Federal National Mortgage Assn.	0.000%	10/9/19	275	243
2	Federal National Mortgage Assn.	6.250%	5/15/29	175	236
2	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,354
2	Federal National Mortgage Assn.	7.250%	5/15/30	300	444
2	Federal National Mortgage Assn.	6.625%	11/15/30	300	423
2	Federal National Mortgage Assn.	5.625%	7/15/37	275	362
1	Financing Corp.	9.650%	11/2/18	225	299
	Hashemite Kingdom of Jordan	2.503%	10/30/20	225	225
	Hashemite Kingdom of Jordan
	Government AID-Jordan	1.945%	6/23/19	200	201
	Private Export Funding Corp.	1.375%	2/15/17	25	25
	Private Export Funding Corp.	2.250%	12/15/17	125	129
	Private Export Funding Corp.	1.875%	7/15/18	100	101
	Private Export Funding Corp.	4.375%	3/15/19	200	225
	Private Export Funding Corp.	1.450%	8/15/19	100	98
	Private Export Funding Corp.	4.300%	12/15/21	100	111
	Private Export Funding Corp.	2.800%	5/15/22	125	125
	Private Export Funding Corp.	2.050%	11/15/22	1,075	1,012
	Private Export Funding Corp.	3.550%	1/15/24	100	104
	Private Export Funding Corp.	2.450%	7/15/24	100	95
	State of Israel	5.500%	12/4/23	50	61
	State of Israel	5.500%	4/26/24	475	578
1	Tennessee Valley Authority	5.500%	7/18/17	275	312
1	Tennessee Valley Authority	4.500%	4/1/18	175	195
1	Tennessee Valley Authority	1.750%	10/15/18	150	151
1	Tennessee Valley Authority	3.875%	2/15/21	250	275
1	Tennessee Valley Authority	1.875%	8/15/22	175	165
1	Tennessee Valley Authority	6.750%	11/1/25	50	67
1	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,423
1	Tennessee Valley Authority	4.650%	6/15/35	175	192
1	Tennessee Valley Authority	5.880%	4/1/36	250	320
1	Tennessee Valley Authority	5.500%	6/15/38	100	123
1	Tennessee Valley Authority	5.250%	9/15/39	225	271
1	Tennessee Valley Authority	3.500%	12/15/42	200	182
1	Tennessee Valley Authority	4.875%	1/15/48	100	112
1	Tennessee Valley Authority	5.375%	4/1/56	50	60
1	Tennessee Valley Authority	4.625%	9/15/60	180	191
					84,454

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities (21.5%)
[2,3]	Fannie Mae Pool	2.000%	8/1/28–
			10/1/28	1,650	1,631
[2,3,4] Fannie Mae Pool		2.500%	4/1/28–
			1/1/43	13,393	13,547
[2,3,4] Fannie Mae Pool		3.000%	11/1/25–
			7/1/44	39,007	39,393
[2,3,4] Fannie Mae Pool		3.500%	9/1/25–
			7/1/44	41,664	43,319
[2,3,4] Fannie Mae Pool		4.000%	8/1/18–
			7/1/44	37,900	40,396
[2,3,4] Fannie Mae Pool		4.500%	2/1/18–
			7/1/44	29,371	31,867
[2,3,4] Fannie Mae Pool		5.000%	3/1/17–
			7/1/44	20,017	22,186
[2,3]	Fannie Mae Pool	5.500%	11/1/16–
			7/1/44	15,180	16,982
[2,3]	Fannie Mae Pool	6.000%	4/1/16–
			7/1/40	10,170	11,451
[2,3]	Fannie Mae Pool	6.500%	11/1/14–
			10/1/39	3,669	4,156
[2,3]	Fannie Mae Pool	7.000%	9/1/14–
			11/1/37	1,019	1,148
[2,3]	Fannie Mae Pool	7.500%	11/1/22–
			2/1/32	99	109
[2,3]	Fannie Mae Pool	8.000%	8/1/17–
			11/1/30	57	63
[2,3]	Fannie Mae Pool	8.500%	7/1/22–
			4/1/31	17	20
[2,3]	Fannie Mae Pool	9.000%	7/1/22–
			12/1/24	2	2
[2,3]	Fannie Mae Pool	9.500%	12/1/18–
			2/1/25	3	3
[2,3]	Freddie Mac Gold Pool	2.000%	8/1/28	447	442
[2,3,4] Freddie Mac Gold Pool		2.500%	6/1/28–
			2/1/43	11,128	11,256
[2,3,4] Freddie Mac Gold Pool		3.000%	3/1/27–
			7/1/44	20,525	20,719
[2,3,4] Freddie Mac Gold Pool		3.500%	9/1/25–
			7/1/44	22,965	23,817
[2,3,4] Freddie Mac Gold Pool		4.000%	7/1/18–
			7/1/44	23,832	25,297
[2,3,4] Freddie Mac Gold Pool		4.500%	1/1/18–
			7/1/44	19,725	21,307
[2,3,4] Freddie Mac Gold Pool		5.000%	10/1/17–
			7/1/44	12,326	13,607
[2,3,4] Freddie Mac Gold Pool		5.500%	8/1/16–
			7/1/44	9,696	10,845
[2,3,4] Freddie Mac Gold Pool		6.000%	4/1/16–
			7/1/44	6,968	7,854
[2,3]	Freddie Mac Gold Pool	6.500%	7/1/14–
			4/1/39	2,096	2,381
[2,3]	Freddie Mac Gold Pool	7.000%	1/1/15–
			2/1/37	678	777
[2,3]	Freddie Mac Gold Pool	7.500%	10/1/15–
			10/1/30	51	57
[2,3]	Freddie Mac Gold Pool	8.000%	12/1/15–
			7/1/30	50	57
[2,3]	Freddie Mac Gold Pool	8.500%	4/1/23–
			11/1/30	26	30
[2,3]	Freddie Mac Gold Pool	9.000%	5/1/27–
			5/1/30	6	6
[2,3]	Freddie Mac Gold Pool	10.000%	3/1/17	1	1
[3,4]	Ginnie Mae I Pool	3.000%	1/15/26–
			7/1/44	4,313	4,367
[3,4]	Ginnie Mae I Pool	3.500%	11/15/25–
			7/1/44	4,898	5,119
[3,4]	Ginnie Mae I Pool	4.000%	10/15/24–
			7/1/44	8,803	9,414
[3,4]	Ginnie Mae I Pool	4.500%	8/15/18–
			7/1/44	10,911	11,916

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Ginnie Mae I Pool	5.000%	1/15/18–
			4/15/41	6,694	7,390
3	Ginnie Mae I Pool	5.500%	6/15/18–
			12/15/40	4,161	4,671
3	Ginnie Mae I Pool	6.000%	2/15/17–
			3/15/40	3,172	3,581
3	Ginnie Mae I Pool	6.500%	11/15/23–
			2/15/39	985	1,113
3	Ginnie Mae I Pool	7.000%	5/15/23–
			10/15/31	179	198
3	Ginnie Mae I Pool	7.500%	4/15/22–
			1/15/31	75	84
3	Ginnie Mae I Pool	8.000%	2/15/22–
			10/15/30	49	51
3	Ginnie Mae I Pool	8.500%	6/15/24–
			9/15/26	9	10
3	Ginnie Mae I Pool	9.000%	9/15/16–
			7/15/30	13	13
3	Ginnie Mae I Pool	9.500%	12/15/21	3	3
3	Ginnie Mae I Pool	10.000%	5/15/20	1	1
3	Ginnie Mae II Pool	2.500%	2/20/28–
			6/20/28	604	620
[3,4]	Ginnie Mae II Pool	3.000%	2/20/27–
			7/1/44	18,100	18,342
[3,4]	Ginnie Mae II Pool	3.500%	9/20/25–
			8/1/44	30,902	32,257
[3,4]	Ginnie Mae II Pool	4.000%	9/20/25–
			7/1/44	22,236	23,803
[3,4]	Ginnie Mae II Pool	4.500%	6/20/39–
			7/1/44	18,894	20,682
[3,4]	Ginnie Mae II Pool	5.000%	3/20/18–
			7/1/44	10,577	11,724
3	Ginnie Mae II Pool	5.500%	6/20/34–
			8/20/41	3,002	3,358
3	Ginnie Mae II Pool	6.000%	3/20/33–
			7/20/39	1,819	2,050
3	Ginnie Mae II Pool	6.500%	12/20/35–
			11/20/39	605	684
3	Ginnie Mae II Pool	7.000%	8/20/36–
			4/20/38	68	77
					526,254
Nonconventional Mortgage-Backed Securities (0.6%)
[2,3,5] Fannie Mae Pool		1.438%	4/1/37	35	37
[2,3,5] Fannie Mae Pool		1.946%	9/1/37	71	76
[2,3]	Fannie Mae Pool	2.109%	3/1/43	255	258
[2,3]	Fannie Mae Pool	2.196%	9/1/42	244	252
[2,3]	Fannie Mae Pool	2.199%	6/1/43	256	260
[2,3]	Fannie Mae Pool	2.218%	12/1/41	161	167
[2,3,5] Fannie Mae Pool		2.224%	12/1/33–
			8/1/37	88	93
[2,3,5] Fannie Mae Pool		2.231%	11/1/36	83	88
[2,3]	Fannie Mae Pool	2.233%	10/1/42	171	176
[2,3,5] Fannie Mae Pool		2.235%	6/1/37	42	44
[2,3,5] Fannie Mae Pool		2.248%	2/1/36	29	29
[2,3]	Fannie Mae Pool	2.268%	7/1/43	292	292
[2,3,5] Fannie Mae Pool		2.271%	9/1/34	20	21
[2,3,5] Fannie Mae Pool		2.282%	8/1/35	152	162
[2,3,5] Fannie Mae Pool		2.393%	12/1/35	79	84
[2,3,5] Fannie Mae Pool		2.398%	1/1/37	73	78
[2,3]	Fannie Mae Pool	2.400%	5/1/42	377	380
[2,3]	Fannie Mae Pool	2.410%	7/1/42	246	253
[2,3,5] Fannie Mae Pool		2.415%	6/1/36	2	2
[2,3,5] Fannie Mae Pool		2.438%	1/1/35	117	126
[2,3]	Fannie Mae Pool	2.447%	5/1/43	485	498
[2,3]	Fannie Mae Pool	2.455%	10/1/42	220	227
[2,3]	Fannie Mae Pool	2.505%	10/1/40	172	182
[2,3]	Fannie Mae Pool	2.515%	12/1/40	135	143
[2,3,5] Fannie Mae Pool		2.560%	11/1/33	27	29
[2,3,5] Fannie Mae Pool		2.597%	11/1/34	33	35
[2,3]	Fannie Mae Pool	2.615%	12/1/41	167	173

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2,3]	Fannie Mae Pool	2.623%	11/1/41	157	164
[2,3]	Fannie Mae Pool	2.677%	1/1/42	174	182
[2,3]	Fannie Mae Pool	2.778%	3/1/42	212	219
[2,3]	Fannie Mae Pool	2.780%	1/1/42	146	152
[2,3]	Fannie Mae Pool	2.805%	11/1/41	156	164
[2,3]	Fannie Mae Pool	2.818%	3/1/41	104	110
[2,3]	Fannie Mae Pool	2.897%	5/1/42	74	77
[2,3]	Fannie Mae Pool	2.921%	12/1/40	81	85
[2,3]	Fannie Mae Pool	2.996%	3/1/42	143	150
[2,3]	Fannie Mae Pool	3.014%	9/1/43	280	294
[2,3]	Fannie Mae Pool	3.035%	3/1/41	193	205
[2,3]	Fannie Mae Pool	3.079%	2/1/41	82	86
[2,3]	Fannie Mae Pool	3.125%	2/1/41	72	74
[2,3]	Fannie Mae Pool	3.140%	2/1/41	104	110
[2,3]	Fannie Mae Pool	3.172%	12/1/40	109	116
[2,3]	Fannie Mae Pool	3.218%	9/1/40	112	118
[2,3]	Fannie Mae Pool	3.223%	12/1/40	101	108
[2,3]	Fannie Mae Pool	3.224%	8/1/40	135	141
[2,3]	Fannie Mae Pool	3.240%	10/1/40	84	89
[2,3]	Fannie Mae Pool	3.270%	11/1/40	60	64
[2,3,5] Fannie Mae Pool		3.283%	7/1/42	73	78
[2,3]	Fannie Mae Pool	3.287%	1/1/40	63	65
[2,3]	Fannie Mae Pool	3.292%	5/1/41	133	141
[2,3]	Fannie Mae Pool	3.322%	8/1/42	185	193
[2,3]	Fannie Mae Pool	3.428%	5/1/40	53	56
[2,3]	Fannie Mae Pool	3.485%	5/1/40	33	35
[2,3]	Fannie Mae Pool	3.513%	10/1/39	44	45
[2,3]	Fannie Mae Pool	3.540%	6/1/41	31	33
[2,3]	Fannie Mae Pool	3.563%	7/1/41	205	212
[2,3]	Fannie Mae Pool	3.568%	11/1/39	24	25
[2,3]	Fannie Mae Pool	3.580%	8/1/39	61	65
[2,3]	Fannie Mae Pool	3.608%	4/1/41	130	137
[2,3]	Fannie Mae Pool	3.675%	11/1/39	56	58
[2,3]	Fannie Mae Pool	3.735%	6/1/41	137	145
[2,3,5] Fannie Mae Pool		3.742%	7/1/39	25	26
[2,3]	Fannie Mae Pool	3.817%	9/1/40	182	194
[2,3]	Fannie Mae Pool	4.227%	12/1/39	158	164
[2,3,5] Fannie Mae Pool		5.060%	11/1/39	56	60
[2,3]	Fannie Mae Pool	5.177%	3/1/38	81	85
[2,3]	Fannie Mae Pool	5.239%	7/1/36	34	35
[2,3]	Fannie Mae Pool	5.259%	7/1/38	14	15
[2,3,5] Fannie Mae Pool		5.282%	8/1/39	142	152
[2,3]	Fannie Mae Pool	5.527%	5/1/36	33	35
[2,3]	Fannie Mae Pool	5.659%	4/1/37	61	65
[2,3]	Fannie Mae Pool	5.782%	10/1/37	63	67
[2,3]	Fannie Mae Pool	5.784%	12/1/37	84	91
[2,3,5] Fannie Mae Pool		5.988%	7/1/37	14	15
[2,3]	Fannie Mae Pool	6.127%	10/1/37	96	101
[2,3,5] Freddie Mac Non Gold Pool		1.730%	6/1/37	44	45
[2,3,5] Freddie Mac Non Gold Pool		2.166%	7/1/35	46	48
[2,3,5] Freddie Mac Non Gold Pool		2.277%	12/1/36	24	26
[2,3,5] Freddie Mac Non Gold Pool		2.283%	3/1/37	11	12
[2,3,5] Freddie Mac Non Gold Pool		2.291%	10/1/37	30	31
[2,3,5] Freddie Mac Non Gold Pool		2.320%	2/1/37	15	16
[2,3,5] Freddie Mac Non Gold Pool		2.352%	1/1/35	9	10
[2,3,5] Freddie Mac Non Gold Pool		2.357%	12/1/34	49	52
[2,3,5] Freddie Mac Non Gold Pool		2.375%	11/1/34–
			5/1/36	94	99
[2,3,5] Freddie Mac Non Gold Pool		2.381%	12/1/36	81	84
[2,3,5] Freddie Mac Non Gold Pool		2.409%	12/1/35	42	44
[2,3]	Freddie Mac Non Gold Pool	2.567%	2/1/42	132	139
[2,3]	Freddie Mac Non Gold Pool	2.617%	12/1/40	78	81
[2,3]	Freddie Mac Non Gold Pool	2.696%	11/1/40	70	72
[2,3]	Freddie Mac Non Gold Pool	2.717%	12/1/40	128	133
[2,3,5] Freddie Mac Non Gold Pool		2.749%	10/1/36	42	44
[2,3]	Freddie Mac Non Gold Pool	2.757%	2/1/42	96	102
[2,3]	Freddie Mac Non Gold Pool	2.785%	1/1/41	107	110
[2,3]	Freddie Mac Non Gold Pool	2.885%	2/1/41	139	146
[2,3]	Freddie Mac Non Gold Pool	2.954%	2/1/41	39	42
[2,3]	Freddie Mac Non Gold Pool	3.070%	6/1/41	75	78

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2,3]	Freddie Mac Non Gold Pool	3.084%	3/1/41	65	68
[2,3]	Freddie Mac Non Gold Pool	3.142%	11/1/40	123	127
[2,3]	Freddie Mac Non Gold Pool	3.256%	6/1/40	70	72
[2,3]	Freddie Mac Non Gold Pool	3.358%	5/1/40	32	34
[2,3]	Freddie Mac Non Gold Pool	3.443%	5/1/40	33	34
[2,3]	Freddie Mac Non Gold Pool	3.593%	6/1/40	82	86
[2,3]	Freddie Mac Non Gold Pool	3.625%	6/1/40	172	180
[2,3]	Freddie Mac Non Gold Pool	3.676%	9/1/40	158	164
[2,3]	Freddie Mac Non Gold Pool	4.386%	5/1/38	7	7
[2,3]	Freddie Mac Non Gold Pool	5.271%	3/1/38	111	117
[2,3]	Freddie Mac Non Gold Pool	5.365%	1/1/38	23	24
[2,3]	Freddie Mac Non Gold Pool	5.469%	2/1/36	30	32
[2,3]	Freddie Mac Non Gold Pool	5.756%	9/1/37	43	46
[2,3]	Freddie Mac Non Gold Pool	5.780%	10/1/37	2	2
[2,3]	Freddie Mac Non Gold Pool	5.867%	5/1/37	77	81
[2,3]	Freddie Mac Non Gold Pool	6.075%	12/1/36	61	64
3	Ginnie Mae II Pool	2.000%	12/20/42–
			6/20/43	854	884
[3,5]	Ginnie Mae II Pool	2.500%	10/20/39–
			1/20/42	392	408
[3,5]	Ginnie Mae II Pool	3.000%	11/20/40–
			11/20/41	759	799
3	Ginnie Mae II Pool	3.500%	1/20/41–
			10/20/41	521	549
[3,5]	Ginnie Mae II Pool	4.000%	10/20/38–
			10/20/41	268	284
3	Ginnie Mae II Pool	5.000%	7/20/38	15	15
					14,757
Total U.S. Government and Agency Obligations (Cost $1,534,929) 1,571,500
Asset-Backed/Commercial Mortgage-Backed Securities (3.0%)
3	AEP Texas Central Transition
	Funding II LLC 2006-A	5.170%	1/1/18	100	109
3	Ally Auto Receivables Trust 2011-2	1.980%	4/15/16	88	88
3	Ally Auto Receivables Trust 2011-4	1.140%	6/15/16	64	64
3	Ally Auto Receivables Trust 2012-5	0.850%	1/16/18	140	139
3	Ally Auto Receivables Trust 2013-2	0.790%	1/15/18	50	50
3	Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	25	25
3	Ally Auto Receivables Trust 2014-1	0.970%	10/15/18	75	75
3	Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	25	25
3	Ally Auto Receivables Trust 2014-SN1	0.750%	2/21/17	75	75
3	Ally Auto Receivables Trust 2014-SN1	0.950%	6/20/18	50	50
3	AmeriCredit Automobile Receivables
	Trust 2012-1	1.230%	9/8/16	9	9
3	AmeriCredit Automobile Receivables
	Trust 2013-1	0.610%	10/10/17	41	41
3	AmeriCredit Automobile Receivables
	Trust 2013-2	0.650%	12/8/17	26	26
3	AmeriCredit Automobile Receivables
	Trust 2013-3	0.920%	4/9/18	64	64
3	AmeriCredit Automobile Receivables
	Trust 2013-4	0.960%	4/9/18	20	20
3	AmeriCredit Automobile Receivables
	Trust 2014-1	0.900%	2/8/19	25	25
3	AmeriCredit Automobile Receivables
	Trust 2014-1	1.680%	7/8/19	25	25
3	Banc of America Commercial
	Mortgage Trust 2005-1	5.347%	11/10/42	29	29
3	Banc of America Commercial
	Mortgage Trust 2005-5	5.115%	10/10/45	673	699
3	Banc of America Commercial
	Mortgage Trust 2005-6	5.349%	9/10/47	90	94
3	Banc of America Commercial
	Mortgage Trust 2005-6	5.349%	9/10/47	50	53
3	Banc of America Commercial
	Mortgage Trust 2006-1	5.372%	9/10/45	475	504
3	Banc of America Commercial
	Mortgage Trust 2006-1	5.421%	9/10/45	5	5
3	Banc of America Commercial
	Mortgage Trust 2006-2	5.919%	5/10/45	325	350

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Banc of America Commercial
	Mortgage Trust 2006-2	5.954%	5/10/45	85	90
3	Banc of America Commercial
	Mortgage Trust 2006-4	5.634%	7/10/46	486	523
3	Banc of America Commercial
	Mortgage Trust 2006-5	5.414%	9/10/47	425	455
3	Banc of America Commercial
	Mortgage Trust 2006-5	5.448%	9/10/47	50	54
3	Banc of America Commercial
	Mortgage Trust 2008-1	6.418%	2/10/51	500	568
3	Bear Stearns Commercial Mortgage
	Securities Trust 2004-PWR6	4.868%	11/11/41	60	61
3	Bear Stearns Commercial Mortgage
	Securities Trust 2005-PWR10	5.405%	12/11/40	130	136
3	Bear Stearns Commercial Mortgage
	Securities Trust 2005-PWR8	4.750%	6/11/41	110	112
3	Bear Stearns Commercial Mortgage
	Securities Trust 2005-TOP20	5.288%	10/12/42	350	367
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR11	5.605%	3/11/39	125	133
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR12	5.937%	9/11/38	150	163
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.582%	9/11/41	95	104
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-TOP22	5.757%	4/12/38	200	213
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-TOP22	5.757%	4/12/38	125	135
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-TOP24	5.568%	10/12/41	237	257
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.846%	6/11/40	69	70
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.898%	6/11/40	150	167
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.694%	6/11/50	150	167
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.915%	6/11/50	235	263
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR18	5.700%	6/11/50	575	641
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.471%	1/12/45	69	77
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.513%	1/12/45	190	204
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.742%	9/11/42	825	929
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.793%	9/11/42	118	118
3	Capital Auto Receivables Asset Trust
	2013-1	0.790%	6/20/17	82	82
3	Capital Auto Receivables Asset Trust
	2013-3	1.040%	11/21/16	55	55
3	Capital Auto Receivables Asset Trust
	2013-3	1.310%	12/20/17	53	53
3	Capital Auto Receivables Asset Trust
	2013-3	1.680%	4/20/18	30	30
3	Capital Auto Receivables Asset Trust
	2014-2	0.910%	4/20/17	50	50
3	Capital Auto Receivables Asset Trust
	2014-2	1.260%	5/21/18	25	25
3	Capital Auto Receivables Asset Trust
	2014-2	1.620%	10/22/18	25	25
3	Capital One Multi-asset Execution
	Trust 2006-A3	5.050%	12/17/18	1,000	1,069
3	Capital One Multi-asset Execution
	Trust 2007-A7	5.750%	7/15/20	225	255
3	Capital One Multi-Asset Execution
	Trust 2014-A2	1.260%	1/15/20	50	50
3	CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	55	55
3	CarMax Auto Owner Trust 2013-2	0.640%	1/16/18	79	79
3	Carmax Auto Owner Trust 2013-2	0.840%	11/15/18	33	33

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Carmax Auto Owner Trust 2013-3	0.970%	4/16/18	80	80
3	Carmax Auto Owner Trust 2013-3	1.490%	1/15/19	40	41
3	Carmax Auto Owner Trust 2013-4	0.800%	7/16/18	25	25
3	Carmax Auto Owner Trust 2013-4	1.280%	5/15/19	25	25
3	Carmax Auto Owner Trust 2014-1	0.790%	10/15/18	35	35
3	Carmax Auto Owner Trust 2014-1	1.320%	7/15/19	25	25
3	Carmax Auto Owner Trust 2014-2	0.980%	1/15/19	75	75
3	CD 2005-CD1 Commercial
	Mortgage Trust	5.401%	7/15/44	144	150
3	CD 2005-CD1 Commercial
	Mortgage Trust	5.401%	7/15/44	145	152
3	CD 2006-CD3 Mortgage Trust	5.648%	10/15/48	250	273
3	CD 2007-CD4 Commercial
	Mortgage Trust	5.322%	12/11/49	250	272
3	CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	486	538
3	CenterPoint Energy Transition
	Bond Co. II LLC 2005-A	5.170%	8/1/19	44	46
3	CenterPoint Energy Transition
	Bond Co. II LLC 2005-A	5.302%	8/1/20	26	30
3	CenterPoint Energy Transition
	Bond Co. IV LLC 2012-1	3.028%	10/15/25	350	352
3	Chase Issuance Trust 2006-A2	5.160%	4/16/18	397	426
3	Chase Issuance Trust 2012-A3	0.790%	6/15/17	237	237
3	Chase Issuance Trust 2012-A5	0.590%	8/15/17	100	100
3	Chase Issuance Trust 2012-A7	2.160%	9/16/24	313	299
3	Chase Issuance Trust 2013-A8	1.010%	10/15/18	225	225
3	Chase Issuance Trust 2014-A2	2.770%	3/15/23	225	228
3	Citibank Credit Card Issuance Trust
	2003-A7	4.150%	7/7/17	229	237
3	Citibank Credit Card Issuance Trust
	2005-A2	4.850%	3/10/17	125	129
3	Citibank Credit Card Issuance Trust
	2005-A9	5.100%	11/20/17	301	319
3	Citibank Credit Card Issuance Trust
	2007-A8	5.650%	9/20/19	250	283
3	Citibank Credit Card Issuance Trust
	2008-A1	5.350%	2/7/20	245	277
3	Citibank Credit Card Issuance Trust
	2013-A10	0.730%	2/7/18	100	100
3	Citibank Credit Card Issuance Trust
	2014-A1	2.880%	1/23/23	100	102
3	Citibank Credit Card Issuance Trust
	2014-A4	1.230%	4/24/19	225	226
3	Citibank Credit Card Issuance Trust
	2014-A5	2.680%	6/7/23	200	201
3	Citigroup Commercial Mortgage Trust
	2005-C3	4.830%	5/15/43	175	180
3	Citigroup Commercial Mortgage Trust
	2006-C4	5.975%	3/15/49	409	437
3	Citigroup Commercial Mortgage Trust
	2006-C5	5.431%	10/15/49	110	119
3	Citigroup Commercial Mortgage Trust
	2006-C5	5.462%	10/15/49	100	109
3	Citigroup Commercial Mortgage Trust
	2007-C6	5.898%	12/10/49	600	665
3	Citigroup Commercial Mortgage Trust
	2008-C7	6.341%	12/10/49	536	602
3	Citigroup Commercial Mortgage Trust
	2012-GC8	3.024%	9/10/45	75	75
3	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	100	99
3	Citigroup Commercial Mortgage Trust
	2013-GC15	3.161%	9/10/46	75	79
3	Citigroup Commercial Mortgage Trust
	2013-GC15	4.371%	9/10/46	50	54
3	Citigroup Commercial Mortgage Trust
	2013-GC15	4.649%	9/10/46	75	82
3	Citigroup Commercial Mortgage Trust
	2014-GC19	2.790%	3/10/47	37	38
3	Citigroup Commercial Mortgage Trust
	2014-GC19	3.552%	3/10/47	25	26

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Citigroup Commercial Mortgage Trust
	2014-GC19	4.023%	3/10/47	25	27
3	Citigroup Commercial Mortgage Trust
	2014-GC19	4.345%	3/10/47	25	27
3	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	50	52
3	Citigroup Commercial Mortgage Trust
	2014-GC21	4.328%	5/10/47	50	52
3	COBALT CMBS Commercial Mortgage
	Trust 2007-C3	5.965%	5/15/46	272	304
3	COMM 2005-C6 Mortgage Trust	5.116%	6/10/44	444	459
3	COMM 2006-C7 Mortgage Trust	5.945%	6/10/46	520	559
3	COMM 2006-C7 Mortgage Trust	5.970%	6/10/46	100	107
3	COMM 2007-C9 Mortgage Trust	5.988%	12/10/49	550	615
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	58	59
3	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	65	67
[3,6]	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	78	79
3	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	125	123
3	COMM 2013-CCRE11 Mortgage Trust	3.047%	10/10/46	30	31
3	COMM 2013-CCRE11 Mortgage Trust	3.660%	10/10/46	30	32
3	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	40	42
3	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	50	54
3	COMM 2013-CCRE11 Mortgage Trust	4.715%	10/10/46	30	33
3	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	23	23
3	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	50	52
3	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	50	53
3	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	50	52
3	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	50	53
3	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	25	26
3	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	25	27
3	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	65	65
3	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	50	50
3	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	71	73
3	COMM 2013-CCRE9 Mortgage Trust	4.378%	7/10/45	90	97
3	COMM 2013-CCRE9 Mortgage Trust	4.210%	8/10/46	20	21
3	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	40	42
3	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	40	43
3	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	104	103
3	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	58	57
3	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	87	90
3	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	30	31
3	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	56	60
3	COMM 2014-CCRE15 Mortgage Trust	4.871%	2/10/47	28	30
3	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	50	53
3	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	75	79
3	COMM 2014-CR17 Mortgage Trust	3.012%	5/10/47	50	52
3	COMM 2014-CR17 Mortgage Trust	3.598%	5/10/47	25	26
3	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	50	53
3	COMM 2014-CR17 Mortgage Trust	4.377%	5/10/47	25	26
3	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	50	52
3	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	75	80
3	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	24	25
3	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	22	23
3	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	54	57
3	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	15	16
	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	10	11
3	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	50	52
3	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	100	104
3	Commercial Mortgage Trust 2005-GG3	4.799%	8/10/42	1,200	1,211
3	Commercial Mortgage Trust 2005-GG3	4.859%	8/10/42	100	102
3	Commercial Mortgage Trust 2005-GG5	5.224%	4/10/37	275	285
3	Commercial Mortgage Trust 2005-GG5	5.277%	4/10/37	150	158
3	Commercial Mortgage Trust 2006-GG7	6.015%	7/10/38	243	261
3	Commercial Mortgage Trust 2007-GG9	5.475%	3/10/39	50	54
[3,6]	Commercial Mortgages Lease-Backed
	Certificates Series 2001-CMLB-1	6.746%	6/20/31	192	198
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C1	5.609%	2/15/39	175	185
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C1	5.643%	2/15/39	200	214

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C1	5.643%	2/15/39	100	106
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	5.982%	6/15/38	75	81
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	5.982%	6/15/38	578	619
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C4	5.509%	9/15/39	50	54
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C5	5.311%	12/15/39	150	161
3	Credit Suisse Commercial Mortgage
	Trust Series 2007-C1	5.383%	2/15/40	145	158
3	Credit Suisse Commercial Mortgage
	Trust Series 2007-C3	5.866%	6/15/39	158	174
3	CSFB Commercial Mortgage Trust
	2005-C1	5.014%	2/15/38	206	209
3	CSFB Commercial Mortgage Trust
	2005-C1	5.075%	2/15/38	117	119
3	CSFB Commercial Mortgage Trust
	2005-C4	5.190%	8/15/38	75	77
3	CSFB Commercial Mortgage Trust
	2005-C5	5.100%	8/15/38	50	52
3	CSFB Commercial Mortgage Trust
	2005-C6	5.230%	12/15/40	85	88
3	Discover Card Execution Note Trust
	2007-A1	5.650%	3/16/20	275	311
[2,3]	Fannie Mae- Aces 2014-M4	3.346%	3/25/24	175	183
[2,3]	Fannie Mae-Aces 2013-M12	2.462%	3/25/23	270	266
[2,3]	Fannie Mae-Aces 2013-M14	2.608%	4/25/23	348	346
[2,3]	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	350	362
[2,3]	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	100	96
[2,3]	Fannie Mae-Aces 2014-M1	2.323%	11/25/18	471	482
[2,3]	Fannie Mae-Aces 2014-M1	3.506%	7/25/23	450	467
[2,3]	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	296	310
[2,3]	Fannie Mae-Aces 2014-M3	2.613%	1/25/24	148	151
[2,3]	Fannie Mae-Aces 2014-M3	3.501%	1/25/24	125	131
[2,3]	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	275	279
[2,3]	Fannie Mae-Aces 2014-M7	3.356%	6/25/24	350	363
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K010	3.320%	7/25/20	288	305
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K014	3.871%	4/25/21	100	109
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K017	2.873%	12/25/21	350	359
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K019	2.272%	3/25/22	50	49
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K021	2.396%	6/25/22	50	49
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K026	2.510%	11/25/22	225	223
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K027	2.637%	1/25/23	225	224
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K028	3.111%	2/25/23	100	103
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K029	3.320%	2/25/23	325	340
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K030	2.779%	9/25/22	322	334
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K030	3.250%	4/25/23	325	338
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K031	3.300%	4/25/23	340	351
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K032	3.016%	2/25/23	48	51
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K032	3.310%	5/25/23	340	355
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K033	3.060%	7/25/23	75	77
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K034	3.531%	7/25/23	288	305

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K035	3.458%	8/25/23	400	422
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K036	3.527%	10/25/23	275	291
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K038	2.604%	10/25/23	125	129
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K038	3.389%	3/25/24	275	288
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates K702	3.154%	2/25/18	198	209
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates_K006-A1	3.398%	7/25/19	200	211
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates_K007-A1	3.342%	12/25/19	146	153
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates_K009-A1	2.757%	5/25/20	264	276
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates_K708-A1	1.670%	10/25/18	81	82
[2,3]	FHLMC Multifamily Structured Pass
	Through Certificates_K711-A1	1.321%	12/25/18	280	283
[2,3]	FHLMC Multifamily Structures Pass
	Through Certificates_FHMS-K715	2.856%	1/25/21	125	130
3	Fifth Third Auto 2014-1	0.680%	4/16/18	75	75
3	Fifth Third Auto 2014-1	1.140%	10/15/20	50	50
3	Fifth Third Auto 2014-2	0.890%	11/15/18	50	50
3	Ford Credit Auto Lease Trust 2014-A	0.680%	4/15/17	50	50
3	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	40	40
3	Ford Credit Auto Owner Trust 2011-A	1.650%	5/15/16	40	40
3	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	150	151
3	Ford Credit Auto Owner Trust 2012-B	0.720%	12/15/16	53	53
3	Ford Credit Auto Owner Trust 2013-A	0.550%	7/15/17	104	104
3	Ford Credit Auto Owner Trust 2013-B	0.570%	10/15/17	70	70
3	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	30	30
3	Ford Credit Auto Owner Trust 2013-C	0.820%	12/15/17	77	77
3	Ford Credit Auto Owner Trust 2013-C	1.250%	10/15/18	26	26
3	Ford Credit Auto Owner Trust 2014-B	0.900%	10/15/18	100	100
3	Ford Credit Floorplan Master Owner
	Trust A Series 2013-5	1.500%	9/15/18	100	101
3	Ford Credit Floorplan Master Owner
	Trust A Series 2014-1	1.200%	2/15/19	100	101
3	GE Capital Credit Card Master Note
	Trust Series 2012-7	1.760%	9/15/22	148	145
3	GE Commercial Mortgage Corp.
	Series 2005-C3 Trust	4.974%	7/10/45	150	156
3	GE Commercial Mortgage Corp.
	Series 2006-C1 Trust	5.456%	3/10/44	418	443
3	GE Commercial Mortgage Corp.
	Series 2006-C1 Trust	5.456%	3/10/44	175	189
3	GE Commercial Mortgage Corp.
	Series 2007-C1 Trust	5.543%	12/10/49	275	301
3	GMAC Commercial Mortgage
	Securities Inc. Series 2005-C1 Trust	4.754%	5/10/43	100	103
3	GS Mortgage Securities Trust
	2006-GG6	5.506%	4/10/38	2	2
3	GS Mortgage Securities Trust
	2006-GG6	5.553%	4/10/38	650	687
3	GS Mortgage Securities Trust
	2006-GG6	5.622%	4/10/38	150	160
3	GS Mortgage Securities Trust
	2011-GC5	3.707%	8/10/44	80	84
3	GS Mortgage Securities Trust
	2012-GC6	3.482%	1/10/45	300	311
3	GS Mortgage Securities Trust
	2012-GCJ7	3.377%	5/10/45	175	180
3	GS Mortgage Securities Trust
	2012-GCJ9	2.773%	11/10/45	125	122
3	GS Mortgage Securities Trust
	2013-GC10	2.943%	2/10/46	92	91
3	GS Mortgage Securities Trust
	2013-GC10	3.279%	2/10/46	35	35

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	GS Mortgage Securities Trust
	2013-GCJ12	3.135%	6/10/46	90	89
	GS Mortgage Securities Trust
	2013-GCJ12	3.375%	6/10/46	39	39
3	GS Mortgage Securities Trust
	2013-GCJ14	2.995%	8/10/46	45	47
3	GS Mortgage Securities Trust
	2013-GCJ14	3.817%	8/10/46	30	32
3	GS Mortgage Securities Trust
	2013-GCJ14	4.243%	8/10/46	150	162
3	GS Mortgage Securities Trust
	2014-GC18	3.467%	6/10/47	50	52
3	GS Mortgage Securities Trust
	2014-GC18	3.862%	6/10/47	50	52
3	Honda Auto Receivables 2012-4
	Owner Trust	0.660%	12/18/18	125	125
3	Honda Auto Receivables 2013-1
	Owner Trust	0.480%	11/21/16	136	136
3	Honda Auto Receivables 2013-1
	Owner Trust	0.620%	3/21/19	109	108
3	Honda Auto Receivables 2013-2
	Owner Trust	0.530%	2/16/17	38	38
3	Honda Auto Receivables 2013-2
	Owner Trust	0.660%	6/17/19	38	38
3	Honda Auto Receivables 2013-4
	Owner Trust	0.690%	9/18/17	50	50
3	Honda Auto Receivables 2013-4
	Owner Trust	1.040%	2/18/20	50	50
3	Honda Auto Receivables 2014-1
	Owner Trust	0.670%	11/21/17	73	73
3	Honda Auto Receivables 2014-1
	Owner Trust	1.040%	2/21/20	36	36
3	Honda Auto Receivables 2014-2
	Owner Trust	0.770%	3/19/18	50	50
3	Hyundai Auto Receivables Trust
	2012-C	0.730%	6/15/18	75	75
3	Hyundai Auto Receivables Trust
	2013-A	0.560%	7/17/17	69	69
3	Hyundai Auto Receivables Trust
	2013-A	0.750%	9/17/18	115	115
3	Hyundai Auto Receivables Trust
	2013-B	0.710%	9/15/17	100	100
3	Hyundai Auto Receivables Trust
	2013-B	1.010%	2/15/19	50	50
3	Hyundai Auto Receivables Trust
	2013-C	1.010%	2/15/18	40	40
3	Hyundai Auto Receivables Trust
	2013-C	1.550%	3/15/19	60	61
3	Hyundai Auto Receivables Trust
	2014-A	0.790%	7/16/18	54	54
3	Hyundai Auto Receivables Trust
	2014-B	0.900%	12/17/18	100	100
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2004-CIBC10	4.654%	1/12/37	17	17
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-CIBC11	5.567%	8/12/37	50	51
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-CIBC13	5.461%	1/12/43	50	53
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-LDP2	4.780%	7/15/42	130	134
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-LDP4	4.918%	10/15/42	94	97
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-LDP5	5.405%	12/15/44	65	68

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-LDP5	5.447%	12/15/44	105	112
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-LDP5	5.526%	12/15/44	35	37
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-CIBC14	5.624%	12/12/44	75	80
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-CIBC16	5.593%	5/12/45	253	274
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP6	5.475%	4/15/43	192	204
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP7	6.057%	4/15/45	275	297
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP7	6.057%	4/15/45	65	71
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP8	5.440%	5/15/45	115	125
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC18	5.440%	6/12/47	246	269
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.794%	2/12/51	525	586
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	6.082%	2/12/51	75	84
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP11	5.991%	6/15/49	300	330
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-C6	3.507%	5/15/45	225	233
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-C8	2.829%	10/15/45	150	148
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-CIBX	3.483%	6/15/45	176	183
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2013-C10	3.143%	12/15/47	52	52
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2013-C10	3.372%	12/15/47	39	39
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2013-LC11	2.960%	4/15/46	58	57
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2014-C20	2.872%	7/15/47	50	52
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	39	40
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.162%	7/15/45	26	27
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	40	43
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.133%	8/15/46	100	107
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.409%	8/15/46	30	32
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	1.233%	11/15/45	22	23
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	90	94

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	10	11
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	65	69
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.420%	11/15/45	35	37
3	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.079%	2/15/47	127	135
3	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.439%	2/15/47	25	27
3	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.969%	2/15/47	30	33
3	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.046%	4/15/47	50	52
3	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.669%	4/15/47	50	52
3	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.997%	4/15/47	50	53
3	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	4.243%	4/15/47	50	53
3	LB-UBS Commercial Mortgage
	Trust 2004-C7	4.786%	10/15/29	118	118
3	LB-UBS Commercial Mortgage
	Trust 2005-C1	4.742%	2/15/30	279	282
3	LB-UBS Commercial Mortgage
	Trust 2005-C2	5.150%	4/15/30	225	231
3	LB-UBS Commercial Mortgage
	Trust 2005-C5	5.057%	9/15/40	50	52
3	LB-UBS Commercial Mortgage
	Trust 2005-C7	5.197%	11/15/30	250	260
3	LB-UBS Commercial Mortgage
	Trust 2006-C1	5.217%	2/15/31	120	127
3	LB-UBS Commercial Mortgage
	Trust 2006-C3	5.661%	3/15/39	535	570
3	LB-UBS Commercial Mortgage
	Trust 2006-C6	5.372%	9/15/39	82	89
3	LB-UBS Commercial Mortgage
	Trust 2006-C6	5.413%	9/15/39	60	65
3	LB-UBS Commercial Mortgage
	Trust 2006-C7	5.378%	11/15/38	75	81
3	LB-UBS Commercial Mortgage
	Trust 2007-C1	5.424%	2/15/40	272	298
3	LB-UBS Commercial Mortgage
	Trust 2007-C2	5.430%	2/15/40	267	292
3	LB-UBS Commercial Mortgage
	Trust 2007-C7	5.866%	9/15/45	452	509
3	LB-UBS Commercial Mortgage
	Trust 2008-C1	6.320%	4/15/41	130	148
3	LB-UBS Commercial Mortgage
	Trust 2008-C1	6.320%	4/15/41	200	227
3	Mercedes-Benz Auto Lease
	Trust 2014-A	0.900%	12/16/19	75	75
3	Mercedes-Benz Auto Receivables
	Trust 2013-1	0.780%	8/15/17	26	26
3	Mercedes-Benz Auto Receivables
	Trust 2013-1	1.130%	11/15/19	26	26
3	Merrill Lynch Mortgage Trust
	2005-CIP1	5.107%	7/12/38	45	47
3	Merrill Lynch Mortgage Trust
	2005-LC1	5.291%	1/12/44	91	97
3	Merrill Lynch Mortgage Trust 2006-C1	5.862%	5/12/39	50	54
3	Merrill Lynch Mortgage Trust 2006-C1	5.862%	5/12/39	400	430
3	Merrill Lynch Mortgage Trust 2006-C2	5.782%	8/12/43	125	136
3	Merrill Lynch Mortgage Trust 2007-C1	6.033%	6/12/50	700	777
3	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	489	548
3	ML-CFC Commercial Mortgage Trust
	2006-2	6.066%	6/12/46	598	647
3	ML-CFC Commercial Mortgage Trust
	2006-3	5.456%	7/12/46	85	92
3	ML-CFC Commercial Mortgage Trust
	2006-4	5.204%	12/12/49	50	55

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	ML-CFC Commercial Mortgage Trust
	2007-5	5.378%	8/12/48	457	495
3	ML-CFC Commercial Mortgage Trust
	2007-9	5.590%	9/12/49	16	16
3	ML-CFC Commercial Mortgage Trust
	2007-9	5.700%	9/12/49	125	140
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	100	101
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.365%	8/15/46	40	43
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.565%	8/15/46	20	21
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.001%	10/15/46	50	52
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	4.259%	10/15/46	50	54
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	68	67
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	14	14
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.134%	12/15/48	100	99
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.376%	12/15/48	50	50
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	50	50
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.456%	5/15/46	50	50
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	1.250%	2/15/47	96	96
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	2.916%	2/15/47	100	103
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	3.669%	2/15/47	100	105
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.064%	2/15/47	100	106
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.806%	2/15/47	100	107
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.477%	6/15/47	25	26
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.892%	6/15/47	100	104
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.325%	6/15/47	50	52
3	Morgan Stanley Capital I Trust
	2005-HQ5	5.168%	1/14/42	78	80
3	Morgan Stanley Capital I Trust
	2005-HQ6	4.989%	8/13/42	225	231
3	Morgan Stanley Capital I Trust
	2005-HQ6	5.073%	8/13/42	95	98
3	Morgan Stanley Capital I Trust
	2005-HQ7	5.376%	11/14/42	391	409
3	Morgan Stanley Capital I Trust
	2005-IQ10	5.230%	9/15/42	637	661
3	Morgan Stanley Capital I Trust
	2005-IQ9	4.770%	7/15/56	85	87
3	Morgan Stanley Capital I Trust
	2005-TOP17	4.780%	12/13/41	73	73
3	Morgan Stanley Capital I Trust
	2005-TOP17	4.840%	12/13/41	35	35
3	Morgan Stanley Capital I Trust
	2005-TOP19	4.985%	6/12/47	75	77
3	Morgan Stanley Capital I Trust
	2006-HQ10	5.328%	11/12/41	121	131
3	Morgan Stanley Capital I Trust
	2006-HQ10	5.360%	11/12/41	200	218
3	Morgan Stanley Capital I Trust
	2006-HQ8	5.598%	3/12/44	145	152
3	Morgan Stanley Capital I Trust
	2006-HQ8	5.647%	3/12/44	118	127

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Morgan Stanley Capital I Trust
	2006-HQ9	5.773%	7/12/44	125	137
3	Morgan Stanley Capital I Trust
	2006-HQ9	5.793%	7/12/44	115	123
3	Morgan Stanley Capital I Trust
	2006-IQ11	5.829%	10/15/42	203	214
3	Morgan Stanley Capital I Trust
	2006-IQ11	5.833%	10/15/42	20	22
3	Morgan Stanley Capital I Trust
	2006-IQ11	5.833%	10/15/42	100	105
3	Morgan Stanley Capital I Trust
	2006-IQ12	5.332%	12/15/43	194	211
3	Morgan Stanley Capital I Trust
	2006-TOP21	5.204%	10/12/52	200	213
3	Morgan Stanley Capital I Trust
	2006-TOP23	5.984%	8/12/41	50	55
3	Morgan Stanley Capital I Trust
	2007-IQ14	5.692%	4/15/49	420	465
3	Morgan Stanley Capital I Trust
	2007-IQ16	5.809%	12/12/49	550	617
3	Morgan Stanley Capital I Trust
	2007-IQ16	6.294%	12/12/49	125	140
3	Morgan Stanley Capital I Trust
	2007-TOP25	5.544%	11/12/49	100	109
3	Morgan Stanley Capital I Trust
	2007-TOP27	5.831%	6/11/42	150	168
3	Morgan Stanley Capital I Trust
	2007-TOP27	5.831%	6/11/42	300	335
3	Morgan Stanley Capital I Trust
	2008-TOP29	6.454%	1/11/43	475	550
3	Morgan Stanley Capital I Trust
	2012-C4	3.244%	3/15/45	350	358
3	Nissan Auto Receivables 2012-B
	Owner Trust	0.660%	12/17/18	115	114
3	Nissan Auto Receivables 2013-A
	Owner Trust	0.500%	5/15/17	123	123
3	Nissan Auto Receivables 2013-A
	Owner Trust	0.750%	7/15/19	275	275
3	Nissan Auto Receivables 2013-B
	Owner Trust	0.840%	11/15/17	50	50
3	Nissan Auto Receivables 2013-B
	Owner Trust	1.310%	10/15/19	40	40
3	Nissan Auto Receivables 2013-C
	Owner Trust	0.670%	8/15/18	50	50
3	Nissan Auto Receivables 2013-C
	Owner Trust	1.300%	6/15/20	25	25
3	Nissan Auto Receivables 2014-A
	Owner Trust	0.720%	8/15/18	50	50
3	Nissan Auto Receivables 2014-A
	Owner Trust	1.340%	8/17/20	75	75
6	NRAM Covered Bond LLP	5.625%	6/22/17	150	168
3	PSE&G Transition Funding LLC
	Series 2001-1	6.890%	12/15/17	600	632
6	Royal Bank of Canada	3.125%	4/14/15	225	230
3	Royal Bank of Canada	0.625%	12/5/16	200	200
3	Royal Bank of Canada	1.200%	9/19/18	300	299
3	Royal Bank of Canada	2.000%	10/1/19	400	404
3	Santander Drive Auto Receivables
	Trust 2013-1	0.620%	6/15/17	101	101
3	Santander Drive Auto Receivables
	Trust 2013-2	0.700%	9/15/17	130	130
3	Santander Drive Auto Receivables
	Trust 2013-3	0.700%	10/16/17	66	66
3	Santander Drive Auto Receivables
	Trust 2014-2	0.800%	4/16/18	25	25
3	TIAA Seasoned Commercial Mortgage
	Trust 2007-C4	5.564%	8/15/39	85	89
3	Toyota Auto Receivables 2012-A
	Owner Trust	0.990%	8/15/17	252	253
3	Toyota Auto Receivables 2013-A
	Owner Trust	0.550%	1/17/17	30	30

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Toyota Auto Receivables 2013-A
	Owner Trust	0.690%	11/15/18	30	30
3	Toyota Auto Receivables 2014-A
	Owner Trust	0.670%	12/15/17	75	75
3	Toyota Auto Receivables 2014-A
	Owner Trust	1.180%	6/17/19	25	25
3	Toyota Auto Receivables 2014-B
	Owner Trust	0.760%	3/15/18	50	50
3	Toyota Auto Receivables 2014-B
	Owner Trust	1.310%	9/16/19	25	25
3	UBS-Barclays Commercial Mortgage
	Trust 2013-C5	3.185%	3/10/46	104	104
3	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.244%	4/10/46	75	75
3	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.469%	4/10/46	25	25
3	USAA Auto Owner Trust 2014-1	0.580%	12/15/17	50	50
3	USAA Auto Owner Trust 2014-1	0.940%	5/15/19	25	25
3	Volkswagen Auto Lease Trust	0.800%	4/20/17	25	25
3	Volkswagen Auto Lease Trust	0.990%	7/20/18	25	25
3	Volkswagen Auto Loan Enhanced
	Trust 2012-1	1.150%	7/20/18	288	289
3	Volkswagen Auto Loan Enhanced
	Trust 2014-1	0.910%	10/22/18	75	75
3	Volkswagen Auto Loan Enhanced
	Trust 2014-1	1.450%	9/21/20	50	50
3	Wachovia Bank Commercial Mortgage
	Trust Series 2004-C15	4.803%	10/15/41	539	542
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C17	5.083%	3/15/42	243	247
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C17	5.224%	3/15/42	50	51
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C19	4.699%	5/15/44	756	779
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C19	4.750%	5/15/44	35	36
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C19	4.793%	5/15/44	75	77
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C20	5.118%	7/15/42	160	166
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C21	5.414%	10/15/44	648	675
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C21	5.414%	10/15/44	35	37
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C22	5.455%	12/15/44	200	210
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C22	5.505%	12/15/44	50	53
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C25	5.904%	5/15/43	445	475
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C26	6.170%	6/15/45	34	37
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C27	5.765%	7/15/45	364	388
3	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	70	70
3	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	2.819%	8/15/50	50	52
3	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	75	78
3	WFRBS Commercial Mortgage
	Trust 2012-C6	3.440%	4/15/45	175	182
3	WFRBS Commercial Mortgage
	Trust 2012-C7	3.431%	6/15/45	125	129
3	WFRBS Commercial Mortgage
	Trust 2012-C7	4.090%	6/15/45	100	105
3	WFRBS Commercial Mortgage
	Trust 2012-C8	3.001%	8/15/45	75	75
3	WFRBS Commercial Mortgage
	Trust 2012-C9	2.870%	11/15/45	140	138

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	WFRBS Commercial Mortgage
	Trust 2013-C11	3.071%	3/15/45	94	93
3	WFRBS Commercial Mortgage
	Trust 2013-C12	3.198%	3/15/48	39	39
3	WFRBS Commercial Mortgage
	Trust 2013-C12	3.560%	3/15/48	18	18
3	WFRBS Commercial Mortgage
	Trust 2013-C13	3.001%	5/15/45	76	75
3	WFRBS Commercial Mortgage
	Trust 2013-C13	3.345%	5/15/45	15	15
3	WFRBS Commercial Mortgage
	Trust 2013-C14	3.337%	6/15/46	150	151
3	WFRBS Commercial Mortgage
	Trust 2013-C14	3.488%	6/15/46	75	75
3	WFRBS Commercial Mortgage
	Trust 2013-C15	3.720%	8/15/46	20	21
3	WFRBS Commercial Mortgage
	Trust 2013-C15	4.153%	8/15/46	100	107
3	WFRBS Commercial Mortgage
	Trust 2013-C15	4.358%	8/15/46	20	21
3	WFRBS Commercial Mortgage
	Trust 2013-C16	3.223%	9/15/46	50	53
3	WFRBS Commercial Mortgage
	Trust 2013-C16	3.963%	9/15/46	30	32
3	WFRBS Commercial Mortgage
	Trust 2013-C16	4.415%	9/15/46	30	33
3	WFRBS Commercial Mortgage
	Trust 2013-C16	4.668%	9/15/46	50	54
3	WFRBS Commercial Mortgage
	Trust 2013-C17	2.921%	12/15/46	25	26
3	WFRBS Commercial Mortgage
	Trust 2013-C17	3.558%	12/15/46	25	26
3	WFRBS Commercial Mortgage
	Trust 2013-C17	4.023%	12/15/46	25	27
3	WFRBS Commercial Mortgage
	Trust 2013-C17	4.255%	12/15/46	25	26
3	WFRBS Commercial Mortgage
	Trust 2013-C17	4.788%	12/15/46	25	27
3	WFRBS Commercial Mortgage
	Trust 2014-C19	1.233%	3/15/47	24	24
3	WFRBS Commercial Mortgage
	Trust 2014-C19	3.618%	3/15/47	25	26
3	WFRBS Commercial Mortgage
	Trust 2014-C19	3.660%	3/15/47	25	26
3	WFRBS Commercial Mortgage
	Trust 2014-C19	4.101%	3/15/47	50	53
3	WFRBS Commercial Mortgage
	Trust 2014-C19	4.723%	3/15/47	25	26
3	WFRBS Commercial Mortgage
	Trust 2014-C20	3.036%	5/15/47	25	26
3	WFRBS Commercial Mortgage
	Trust 2014-C20	3.638%	5/15/47	25	26
3	WFRBS Commercial Mortgage
	Trust 2014-C20	3.995%	5/15/47	25	26
3	WFRBS Commercial Mortgage
	Trust 2014-C20	4.176%	5/15/47	25	26
3	WFRBS Commercial Mortgage
	Trust 2014-LC14	1.193%	3/15/47	47	47
3	WFRBS Commercial Mortgage
	Trust 2014-LC14	2.862%	3/15/47	25	26
3	WFRBS Commercial Mortgage
	Trust 2014-LC14	3.522%	3/15/47	60	62
3	WFRBS Commercial Mortgage
	Trust 2014-LC14	4.045%	3/15/47	140	149
3	WFRBS Commercial Mortgage
	Trust 2014-LC14	4.351%	3/15/47	60	64
3	World Omni Auto Receivables
	Trust 2012-B	0.810%	1/15/19	77	77
3	World Omni Auto Receivables
	Trust 2013-B	0.830%	8/15/18	50	50

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	World Omni Auto Receivables
	Trust 2013-B	1.320%	1/15/20	25	25
3	World Omni Auto Receivables
	Trust 2014-A	0.940%	4/15/19	50	50
3	World Omni Auto Receivables
	Trust 2014-A	1.530%	6/15/20	50	50
3	World Omni Automobile Lease
	Securitization Trust 2013-A	1.100%	12/15/16	100	100
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $69,073)					73,300
Corporate Bonds (25.7%)
Finance (8.4%)
	Banking (5.4%)
	Abbey National Treasury Services plc	4.000%	4/27/16	150	158
	Abbey National Treasury Services plc	1.375%	3/13/17	200	201
	Abbey National Treasury Services plc	3.050%	8/23/18	150	157
	Abbey National Treasury Services plc	4.000%	3/13/24	150	155
	American Express Centurion Bank	5.950%	6/12/17	50	57
	American Express Centurion Bank	6.000%	9/13/17	625	715
	American Express Co.	5.500%	9/12/16	100	110
	American Express Co.	6.150%	8/28/17	100	114
	American Express Co.	7.000%	3/19/18	650	773
	American Express Co.	2.650%	12/2/22	201	196
	American Express Co.	4.050%	12/3/42	67	64
3	American Express Co.	6.800%	9/1/66	200	220
	American Express Credit Corp.	1.750%	6/12/15	275	279
	American Express Credit Corp.	2.750%	9/15/15	700	718
	American Express Credit Corp.	2.800%	9/19/16	215	224
	American Express Credit Corp.	2.375%	3/24/17	250	259
	Associates Corp. of North America	6.950%	11/1/18	250	298
	Australia & New Zealand Banking
	Group Ltd.	0.900%	2/12/16	275	276
	Australia & New Zealand Banking
	Group Ltd.	1.250%	1/10/17	240	241
	Bancolombia SA	4.250%	1/12/16	275	287
	Bank of America Corp.	4.500%	4/1/15	200	206
	Bank of America Corp.	4.750%	8/1/15	500	522
	Bank of America Corp.	3.700%	9/1/15	250	258
	Bank of America Corp.	5.250%	12/1/15	75	79
	Bank of America Corp.	1.250%	1/11/16	275	277
	Bank of America Corp.	3.625%	3/17/16	100	104
	Bank of America Corp.	3.750%	7/12/16	700	736
	Bank of America Corp.	6.500%	8/1/16	375	415
	Bank of America Corp.	5.750%	8/15/16	100	109
	Bank of America Corp.	5.625%	10/14/16	650	713
	Bank of America Corp.	1.350%	11/21/16	125	125
	Bank of America Corp.	5.420%	3/15/17	125	138
	Bank of America Corp.	6.000%	9/1/17	325	367
	Bank of America Corp.	5.750%	12/1/17	325	367
	Bank of America Corp.	2.000%	1/11/18	475	478
	Bank of America Corp.	5.650%	5/1/18	900	1,020
	Bank of America Corp.	2.600%	1/15/19	1,225	1,239
	Bank of America Corp.	2.650%	4/1/19	400	405
	Bank of America Corp.	7.625%	6/1/19	300	370
	Bank of America Corp.	5.625%	7/1/20	350	403
	Bank of America Corp.	5.700%	1/24/22	125	145
	Bank of America Corp.	3.300%	1/11/23	650	640
	Bank of America Corp.	4.100%	7/24/23	300	311
	Bank of America Corp.	4.125%	1/22/24	325	334
	Bank of America Corp.	4.000%	4/1/24	725	741
	Bank of America Corp.	6.110%	1/29/37	100	115
	Bank of America Corp.	5.875%	2/7/42	225	266
	Bank of America Corp.	5.000%	1/21/44	600	635
	Bank of America Corp.	4.875%	4/1/44	150	155
	Bank of America NA	1.125%	11/14/16	250	250
	Bank of America NA	5.300%	3/15/17	625	687
	Bank of America NA	6.100%	6/15/17	500	563
	Bank of Montreal	0.800%	11/6/15	175	176
	Bank of Montreal	1.300%	7/15/16	375	379

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Bank of Montreal	2.500%	1/11/17	350	364
	Bank of Montreal	2.375%	1/25/19	150	153
	Bank of Montreal	2.550%	11/6/22	150	145
	Bank of New York Mellon Corp.	4.950%	3/15/15	200	206
	Bank of New York Mellon Corp.	2.500%	1/15/16	450	463
	Bank of New York Mellon Corp.	1.300%	1/25/18	125	124
	Bank of New York Mellon Corp.	2.100%	1/15/19	250	251
	Bank of New York Mellon Corp.	2.200%	5/15/19	275	276
	Bank of New York Mellon Corp.	5.450%	5/15/19	200	230
	Bank of New York Mellon Corp.	3.550%	9/23/21	300	314
	Bank of Nova Scotia	0.750%	10/9/15	75	75
	Bank of Nova Scotia	2.900%	3/29/16	500	520
	Bank of Nova Scotia	1.375%	7/15/16	750	759
	Bank of Nova Scotia	1.100%	12/13/16	150	150
	Bank of Nova Scotia	2.550%	1/12/17	150	155
	Bank of Nova Scotia	1.375%	12/18/17	100	100
	Bank of Nova Scotia	2.050%	10/30/18	450	453
	Barclays Bank plc	5.000%	9/22/16	675	736
	Barclays Bank plc	2.500%	2/20/19	750	761
	BB&T Corp.	5.200%	12/23/15	625	664
	BB&T Corp.	2.150%	3/22/17	175	179
	BB&T Corp.	4.900%	6/30/17	75	82
	BB&T Corp.	1.450%	1/12/18	250	248
	BB&T Corp.	6.850%	4/30/19	400	487
	BBVA US Senior SAU	4.664%	10/9/15	400	418
	Bear Stearns Cos. LLC	5.300%	10/30/15	50	53
	Bear Stearns Cos. LLC	5.550%	1/22/17	150	165
	Bear Stearns Cos. LLC	6.400%	10/2/17	400	461
	Bear Stearns Cos. LLC	7.250%	2/1/18	325	386
	BNP Paribas SA	3.600%	2/23/16	525	547
	BNP Paribas SA	1.250%	12/12/16	250	250
	BNP Paribas SA	2.375%	9/14/17	350	358
	BNP Paribas SA	2.700%	8/20/18	425	435
	BNP Paribas SA	2.400%	12/12/18	225	227
	BNP Paribas SA	2.450%	3/17/19	300	302
	BNP Paribas SA	5.000%	1/15/21	475	529
	BPCE SA	1.625%	2/10/17	200	202
	BPCE SA	2.500%	12/10/18	175	178
	BPCE SA	4.000%	4/15/24	325	332
	Branch Banking & Trust Co.	5.625%	9/15/16	175	192
	Canadian Imperial Bank of Commerce	0.900%	10/1/15	150	151
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	165	170
	Canadian Imperial Bank of Commerce	1.350%	7/18/16	100	101
	Capital One Bank USA NA	1.150%	11/21/16	300	301
	Capital One Bank USA NA	1.300%	6/5/17	250	250
	Capital One Bank USA NA	2.150%	11/21/18	100	101
	Capital One Bank USA NA	2.300%	6/5/19	400	401
	Capital One Bank USA NA	8.800%	7/15/19	350	453
	Capital One Bank USA NA	3.375%	2/15/23	235	232
	Capital One Financial Corp.	3.150%	7/15/16	250	261
	Capital One Financial Corp.	6.150%	9/1/16	125	138
	Capital One Financial Corp.	5.250%	2/21/17	50	55
	Capital One Financial Corp.	6.750%	9/15/17	50	58
	Capital One Financial Corp.	2.450%	4/24/19	200	202
	Capital One Financial Corp.	4.750%	7/15/21	50	56
	Capital One Financial Corp.	3.500%	6/15/23	27	27
	Capital One Financial Corp.	3.750%	4/24/24	175	177
[3,6]	Citicorp Lease Pass-Through
	Trust 1999-1	8.040%	12/15/19	500	598
	Citigroup Inc.	2.250%	8/7/15	250	254
	Citigroup Inc.	4.587%	12/15/15	175	184
	Citigroup Inc.	5.300%	1/7/16	225	240
	Citigroup Inc.	1.250%	1/15/16	300	302
	Citigroup Inc.	1.300%	4/1/16	50	50
	Citigroup Inc.	3.953%	6/15/16	100	105
	Citigroup Inc.	4.450%	1/10/17	300	323
	Citigroup Inc.	6.000%	8/15/17	176	199
	Citigroup Inc.	6.125%	11/21/17	825	942
	Citigroup Inc.	6.125%	5/15/18	789	909
	Citigroup Inc.	2.500%	9/26/18	675	685
	Citigroup Inc.	2.550%	4/8/19	1,000	1,007

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Citigroup Inc.	8.500%	5/22/19	300	384
	Citigroup Inc.	5.375%	8/9/20	150	172
	Citigroup Inc.	4.500%	1/14/22	575	624
	Citigroup Inc.	4.050%	7/30/22	300	306
	Citigroup Inc.	3.500%	5/15/23	500	487
	Citigroup Inc.	3.875%	10/25/23	500	510
	Citigroup Inc.	5.500%	9/13/25	75	84
	Citigroup Inc.	6.625%	6/15/32	100	120
	Citigroup Inc.	5.875%	2/22/33	275	305
	Citigroup Inc.	6.125%	8/25/36	75	86
	Citigroup Inc.	6.875%	3/5/38	439	577
	Citigroup Inc.	8.125%	7/15/39	575	863
	Citigroup Inc.	5.300%	5/6/44	875	907
	Comerica Bank	5.750%	11/21/16	225	249
	Comerica Bank	5.200%	8/22/17	75	83
	Commonwealth Bank of Australia	1.950%	3/16/15	350	354
	Commonwealth Bank of Australia	1.250%	9/18/15	250	252
	Commonwealth Bank of Australia	1.900%	9/18/17	250	254
	Compass Bank	6.400%	10/1/17	75	84
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	2.125%	10/13/15	125	128
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	3.375%	1/19/17	250	265
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	1.700%	3/19/18	325	325
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	2.250%	1/14/19	500	506
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	4.500%	1/11/21	950	1,044
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	3.875%	2/8/22	525	556
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	3.950%	11/9/22	125	127
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	4.625%	12/1/23	175	185
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	5.750%	12/1/43	250	288
	Countrywide Financial Corp.	6.250%	5/15/16	125	136
	Credit Suisse	1.375%	5/26/17	450	451
	Credit Suisse	6.000%	2/15/18	100	114
	Credit Suisse	2.300%	5/28/19	225	225
	Credit Suisse	5.300%	8/13/19	175	200
	Credit Suisse	5.400%	1/14/20	325	365
	Credit Suisse	4.375%	8/5/20	435	474
	Credit Suisse USA Inc.	5.125%	8/15/15	75	79
	Deutsche Bank AG	1.400%	2/13/17	275	276
	Deutsche Bank AG	1.350%	5/30/17	225	225
	Deutsche Bank AG	6.000%	9/1/17	800	910
	Deutsche Bank AG	2.500%	2/13/19	150	153
	Deutsche Bank AG	3.700%	5/30/24	225	225
3	Deutsche Bank AG	4.296%	5/24/28	275	270
	Discover Bank	4.200%	8/8/23	300	316
	Discover Financial Services	3.850%	11/21/22	200	203
	Fifth Third Bancorp	3.625%	1/25/16	400	417
	Fifth Third Bancorp	3.500%	3/15/22	125	129
	Fifth Third Bancorp	4.300%	1/16/24	275	287
	Fifth Third Bancorp	8.250%	3/1/38	225	329
	Fifth Third Bank	0.900%	2/26/16	225	226
	First Horizon National Corp.	5.375%	12/15/15	150	159
	First Niagara Financial Group Inc.	6.750%	3/19/20	50	58
	FirstMerit Corp.	4.350%	2/4/23	50	52
	Goldman Sachs Capital I	6.345%	2/15/34	225	256
	Goldman Sachs Group Inc.	3.700%	8/1/15	550	567
	Goldman Sachs Group Inc.	5.350%	1/15/16	300	320
	Goldman Sachs Group Inc.	3.625%	2/7/16	1,525	1,590
	Goldman Sachs Group Inc.	5.750%	10/1/16	250	275
	Goldman Sachs Group Inc.	5.625%	1/15/17	450	495
	Goldman Sachs Group Inc.	6.250%	9/1/17	475	541
	Goldman Sachs Group Inc.	5.950%	1/18/18	825	937
	Goldman Sachs Group Inc.	2.375%	1/22/18	450	457
	Goldman Sachs Group Inc.	6.150%	4/1/18	200	229

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	2.900%	7/19/18	675	695
Goldman Sachs Group Inc.	2.625%	1/31/19	500	507
Goldman Sachs Group Inc.	7.500%	2/15/19	75	92
Goldman Sachs Group Inc.	5.375%	3/15/20	475	537
Goldman Sachs Group Inc.	6.000%	6/15/20	180	210
Goldman Sachs Group Inc.	5.250%	7/27/21	475	533
Goldman Sachs Group Inc.	5.750%	1/24/22	675	781
Goldman Sachs Group Inc.	3.625%	1/22/23	375	375
Goldman Sachs Group Inc.	4.000%	3/3/24	575	585
Goldman Sachs Group Inc.	3.850%	7/8/24	125	125
Goldman Sachs Group Inc.	5.950%	1/15/27	400	452
Goldman Sachs Group Inc.	6.125%	2/15/33	125	150
Goldman Sachs Group Inc.	6.450%	5/1/36	225	260
Goldman Sachs Group Inc.	6.750%	10/1/37	625	746
Goldman Sachs Group Inc.	6.250%	2/1/41	675	820
Goldman Sachs Group Inc.	4.800%	7/8/44	250	249
HSBC Bank USA NA	4.875%	8/24/20	250	278
HSBC Bank USA NA	5.625%	8/15/35	250	291
HSBC Holdings plc	5.100%	4/5/21	625	710
HSBC Holdings plc	4.875%	1/14/22	225	253
HSBC Holdings plc	4.000%	3/30/22	225	240
HSBC Holdings plc	4.250%	3/14/24	250	258
HSBC Holdings plc	7.625%	5/17/32	100	132
HSBC Holdings plc	7.350%	11/27/32	100	129
HSBC Holdings plc	6.500%	5/2/36	500	609
HSBC Holdings plc	6.500%	9/15/37	450	551
HSBC Holdings plc	6.800%	6/1/38	50	64
HSBC Holdings plc	5.250%	3/14/44	250	268
HSBC USA Inc.	1.625%	1/16/18	475	475
HSBC USA Inc.	2.625%	9/24/18	50	52
HSBC USA Inc.	3.500%	6/23/24	100	100
Huntington Bancshares Inc.	2.600%	8/2/18	50	51
Huntington Bancshares Inc.	7.000%	12/15/20	25	30
Huntington National Bank	1.300%	11/20/16	100	100
Huntington National Bank	1.375%	4/24/17	200	200
Intesa Sanpaolo SPA	3.125%	1/15/16	325	334
Intesa Sanpaolo SPA	2.375%	1/13/17	175	178
Intesa Sanpaolo SPA	3.875%	1/16/18	200	211
Intesa Sanpaolo SPA	3.875%	1/15/19	185	194
Intesa Sanpaolo SPA	5.250%	1/12/24	225	246
JPMorgan Chase & Co.	4.750%	3/1/15	775	796
JPMorgan Chase & Co.	5.150%	10/1/15	200	210
JPMorgan Chase & Co.	1.100%	10/15/15	600	603
JPMorgan Chase & Co.	2.600%	1/15/16	150	154
JPMorgan Chase & Co.	3.450%	3/1/16	350	365
JPMorgan Chase & Co.	3.150%	7/5/16	525	547
JPMorgan Chase & Co.	6.125%	6/27/17	75	85
JPMorgan Chase & Co.	2.000%	8/15/17	325	330
JPMorgan Chase & Co.	6.000%	1/15/18	1,075	1,229
JPMorgan Chase & Co.	1.800%	1/25/18	450	448
JPMorgan Chase & Co.	1.625%	5/15/18	775	772
JPMorgan Chase & Co.	6.300%	4/23/19	825	974
JPMorgan Chase & Co.	4.400%	7/22/20	575	629
JPMorgan Chase & Co.	4.250%	10/15/20	250	270
JPMorgan Chase & Co.	4.625%	5/10/21	250	275
JPMorgan Chase & Co.	4.350%	8/15/21	205	222
JPMorgan Chase & Co.	4.500%	1/24/22	25	27
JPMorgan Chase & Co.	3.250%	9/23/22	750	751
JPMorgan Chase & Co.	3.200%	1/25/23	250	248
JPMorgan Chase & Co.	3.375%	5/1/23	300	294
JPMorgan Chase & Co.	6.400%	5/15/38	950	1,196
JPMorgan Chase & Co.	5.500%	10/15/40	250	286
JPMorgan Chase & Co.	5.600%	7/15/41	450	527
JPMorgan Chase & Co.	5.400%	1/6/42	150	171
JPMorgan Chase & Co.	5.625%	8/16/43	200	225
JPMorgan Chase & Co.	4.850%	2/1/44	175	185
JPMorgan Chase Bank NA	5.875%	6/13/16	25	27
JPMorgan Chase Bank NA	6.000%	10/1/17	375	426
KeyBank NA	4.950%	9/15/15	150	157
KeyBank NA	5.450%	3/3/16	150	161
KeyBank NA	1.650%	2/1/18	75	75

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	KeyCorp	2.300%	12/13/18	125	126
	KeyCorp	5.100%	3/24/21	25	28
	Lloyds Bank plc	4.875%	1/21/16	150	159
	Lloyds Bank plc	4.200%	3/28/17	75	81
	Lloyds Bank plc	2.300%	11/27/18	225	228
	Lloyds Bank plc	6.375%	1/21/21	175	212
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	200	232
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	150	152
3	Manufacturers & Traders Trust Co.	5.585%	12/28/20	150	154
	MBNA Corp.	5.000%	6/15/15	50	52
	Merrill Lynch & Co. Inc.	5.300%	9/30/15	125	132
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	225	244
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	300	333
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	400	457
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	875	1,030
	Merrill Lynch & Co. Inc.	6.500%	7/15/18	75	87
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	270	369
	Morgan Stanley	5.375%	10/15/15	175	185
	Morgan Stanley	3.450%	11/2/15	700	725
	Morgan Stanley	1.750%	2/25/16	150	152
	Morgan Stanley	3.800%	4/29/16	575	604
	Morgan Stanley	5.750%	10/18/16	375	413
	Morgan Stanley	5.450%	1/9/17	575	633
	Morgan Stanley	4.750%	3/22/17	255	278
	Morgan Stanley	5.550%	4/27/17	50	56
	Morgan Stanley	5.950%	12/28/17	375	427
	Morgan Stanley	6.625%	4/1/18	450	526
	Morgan Stanley	2.125%	4/25/18	425	429
	Morgan Stanley	2.500%	1/24/19	150	152
	Morgan Stanley	7.300%	5/13/19	525	641
	Morgan Stanley	5.625%	9/23/19	800	920
	Morgan Stanley	5.500%	1/26/20	275	315
	Morgan Stanley	5.500%	7/24/20	175	201
	Morgan Stanley	5.750%	1/25/21	250	291
	Morgan Stanley	5.500%	7/28/21	75	86
	Morgan Stanley	4.875%	11/1/22	425	456
	Morgan Stanley	3.750%	2/25/23	675	685
	Morgan Stanley	4.100%	5/22/23	350	354
	Morgan Stanley	3.875%	4/29/24	525	530
	Morgan Stanley	5.000%	11/24/25	100	107
	Morgan Stanley	6.250%	8/9/26	450	550
	Morgan Stanley	7.250%	4/1/32	150	200
	MUFG Americas Holding Corp.	3.500%	6/18/22	175	181
	Murray Street Investment Trust I	4.647%	3/9/17	275	297
	National Australia Bank Ltd.	1.600%	8/7/15	275	278
	National Australia Bank Ltd.	2.750%	3/9/17	175	182
	National Australia Bank Ltd.	2.300%	7/25/18	175	178
	National Australia Bank Ltd.	3.000%	1/20/23	250	245
	National Bank of Canada	1.450%	11/7/17	100	100
	Northern Trust Corp.	3.375%	8/23/21	100	105
	Northern Trust Corp.	3.950%	10/30/25	150	156
	People’s United Bank	4.000%	7/15/24	100	100
	PNC Bank NA	4.875%	9/21/17	775	856
	PNC Bank NA	6.000%	12/7/17	100	115
	PNC Bank NA	2.250%	7/2/19	600	602
	PNC Financial Services Group Inc.	3.900%	4/29/24	125	127
	PNC Funding Corp.	3.625%	2/8/15	75	76
	PNC Funding Corp.	5.250%	11/15/15	100	106
	PNC Funding Corp.	5.625%	2/1/17	75	83
	PNC Funding Corp.	6.700%	6/10/19	25	30
	PNC Funding Corp.	5.125%	2/8/20	150	171
	PNC Funding Corp.	4.375%	8/11/20	475	521
	PNC Funding Corp.	3.300%	3/8/22	500	510
	Regions Financial Corp.	2.000%	5/15/18	325	324
	Royal Bank of Canada	0.800%	10/30/15	575	577
	Royal Bank of Canada	2.625%	12/15/15	625	645
	Royal Bank of Canada	2.875%	4/19/16	150	156
	Royal Bank of Canada	1.200%	1/23/17	225	226
	Royal Bank of Canada	1.250%	6/16/17	150	150
	Royal Bank of Canada	2.200%	7/27/18	375	383
	Royal Bank of Scotland Group plc	2.550%	9/18/15	150	153

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Royal Bank of Scotland Group plc	1.875%	3/31/17	100	101
	Royal Bank of Scotland Group plc	6.400%	10/21/19	450	530
6	Royal Bank of Scotland plc	4.875%	8/25/14	50	50
	Royal Bank of Scotland plc	4.875%	3/16/15	225	232
	Royal Bank of Scotland plc	3.950%	9/21/15	25	26
	Royal Bank of Scotland plc	4.375%	3/16/16	75	79
	Royal Bank of Scotland plc	5.625%	8/24/20	150	172
	Royal Bank of Scotland plc	6.125%	1/11/21	200	235
	Santander Bank NA	8.750%	5/30/18	75	91
	Santander Holdings USA Inc.	3.000%	9/24/15	250	256
	Santander Holdings USA Inc.	3.450%	8/27/18	50	52
	Societe Generale SA	2.750%	10/12/17	225	233
	Societe Generale SA	2.625%	10/1/18	125	127
	State Street Corp.	2.875%	3/7/16	150	156
	State Street Corp.	4.956%	3/15/18	275	302
	State Street Corp.	1.350%	5/15/18	275	272
	State Street Corp.	3.100%	5/15/23	150	147
	State Street Corp.	3.700%	11/20/23	83	86
	Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	475	482
	Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	150	153
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	250
	Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	104
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	261
	SunTrust Bank	7.250%	3/15/18	75	89
	SunTrust Banks Inc.	3.600%	4/15/16	75	78
	SunTrust Banks Inc.	3.500%	1/20/17	350	370
	SunTrust Banks Inc.	6.000%	9/11/17	50	57
	SunTrust Banks Inc.	2.350%	11/1/18	25	25
	SunTrust Banks Inc.	2.500%	5/1/19	300	304
	Svenska Handelsbanken AB	2.875%	4/4/17	475	497
	Svenska Handelsbanken AB	2.500%	1/25/19	225	230
	Svenska Handelsbanken AB	2.250%	6/17/19	225	226
	Toronto-Dominion Bank	2.500%	7/14/16	120	124
	Toronto-Dominion Bank	2.375%	10/19/16	250	259
	Toronto-Dominion Bank	1.125%	5/2/17	150	150
	Toronto-Dominion Bank	1.400%	4/30/18	250	248
	Toronto-Dominion Bank	2.625%	9/10/18	300	310
	Toronto-Dominion Bank	2.125%	7/2/19	100	100
	UBS AG	7.000%	10/15/15	250	269
	UBS AG	7.375%	6/15/17	200	228
	UBS AG	5.875%	12/20/17	425	486
	UBS AG	5.750%	4/25/18	575	661
	UBS AG	4.875%	8/4/20	300	337
	Union Bank NA	5.950%	5/11/16	100	109
	Union Bank NA	2.125%	6/16/17	50	51
	Union Bank NA	2.625%	9/26/18	125	129
	Union Bank NA	2.250%	5/6/19	300	301
	US Bancorp	3.150%	3/4/15	50	51
	US Bancorp	3.442%	2/1/16	150	156
	US Bancorp	1.950%	11/15/18	325	327
	US Bancorp	2.200%	4/25/19	100	101
	US Bancorp	4.125%	5/24/21	250	272
	US Bancorp	3.000%	3/15/22	125	126
	US Bancorp	2.950%	7/15/22	400	392
	Vesey Street Investment Trust I	4.404%	9/1/16	25	27
	Wachovia Bank NA	6.000%	11/15/17	200	229
	Wachovia Bank NA	5.850%	2/1/37	300	369
	Wachovia Bank NA	6.600%	1/15/38	225	304
	Wachovia Corp.	5.625%	10/15/16	125	138
	Wachovia Corp.	5.750%	6/15/17	425	480
	Wachovia Corp.	5.750%	2/1/18	300	342
	Wachovia Corp.	6.605%	10/1/25	500	613
	Wells Fargo & Co.	3.676%	6/15/16	50	53
	Wells Fargo & Co.	2.625%	12/15/16	350	363
	Wells Fargo & Co.	2.100%	5/8/17	150	154
	Wells Fargo & Co.	1.150%	6/2/17	400	399
	Wells Fargo & Co.	5.625%	12/11/17	575	653
	Wells Fargo & Co.	1.500%	1/16/18	25	25
	Wells Fargo & Co.	2.150%	1/15/19	250	252
	Wells Fargo & Co.	2.125%	4/22/19	500	502
	Wells Fargo & Co.	4.600%	4/1/21	1,325	1,477

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Wells Fargo & Co.	3.500%	3/8/22	450	465
	Wells Fargo & Co.	5.375%	2/7/35	200	232
	Wells Fargo & Co.	5.375%	11/2/43	300	329
	Wells Fargo & Co.	5.606%	1/15/44	600	679
	Wells Fargo Bank NA	5.750%	5/16/16	125	136
	Wells Fargo Bank NA	5.950%	8/26/36	200	249
	Westpac Banking Corp.	3.000%	8/4/15	275	282
	Westpac Banking Corp.	1.125%	9/25/15	50	50
	Westpac Banking Corp.	0.950%	1/12/16	125	125
	Westpac Banking Corp.	1.200%	5/19/17	600	600
	Westpac Banking Corp.	1.600%	1/12/18	200	200
	Westpac Banking Corp.	2.250%	7/30/18	325	330
	Westpac Banking Corp.	2.250%	1/17/19	225	227
	Westpac Banking Corp.	4.875%	11/19/19	250	281
	Zions Bancorporation	4.500%	3/27/17	25	27
	Zions Bancorporation	4.500%	6/13/23	75	77

	Brokerage (0.3%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	100	103
	Ameriprise Financial Inc.	5.650%	11/15/15	63	67
	Ameriprise Financial Inc.	5.300%	3/15/20	250	286
	Ameriprise Financial Inc.	4.000%	10/15/23	75	79
3	Ameriprise Financial Inc.	7.518%	6/1/66	50	55
	BlackRock Inc.	6.250%	9/15/17	100	115
	BlackRock Inc.	5.000%	12/10/19	160	182
	BlackRock Inc.	4.250%	5/24/21	200	220
	BlackRock Inc.	3.375%	6/1/22	225	232
	BlackRock Inc.	3.500%	3/18/24	225	228
	Charles Schwab Corp.	3.225%	9/1/22	300	304
	Eaton Vance Corp.	3.625%	6/15/23	75	76
	Franklin Resources Inc.	1.375%	9/15/17	50	50
	Franklin Resources Inc.	2.800%	9/15/22	225	220
	Invesco Finance plc	3.125%	11/30/22	175	174
	Invesco Finance plc	4.000%	1/30/24	200	209
	Invesco Finance plc	5.375%	11/30/43	300	335
	Jefferies Group LLC	5.125%	4/13/18	175	192
	Jefferies Group LLC	8.500%	7/15/19	25	31
	Jefferies Group LLC	6.875%	4/15/21	355	410
	Jefferies Group LLC	5.125%	1/20/23	100	107
	Jefferies Group LLC	6.450%	6/8/27	125	141
	Jefferies Group LLC	6.250%	1/15/36	175	186
	Jefferies Group LLC	6.500%	1/20/43	25	28
	Lazard Group LLC	6.850%	6/15/17	325	372
	Legg Mason Inc.	2.700%	7/15/19	100	101
	Legg Mason Inc.	5.625%	1/15/44	300	324
	Leucadia National Corp.	5.500%	10/18/23	100	105
	Leucadia National Corp.	6.625%	10/23/43	125	134
	Nomura Holdings Inc.	2.000%	9/13/16	250	254
	Nomura Holdings Inc.	2.750%	3/19/19	325	330
	Nomura Holdings Inc.	6.700%	3/4/20	200	240
	Raymond James Financial Inc.	4.250%	4/15/16	50	53
	TD Ameritrade Holding Corp.	5.600%	12/1/19	50	58

	Finance Companies (0.7%)
	Air Lease Corp.	3.375%	1/15/19	300	309
	Air Lease Corp.	4.750%	3/1/20	400	432
	Air Lease Corp.	3.875%	4/1/21	275	280
	Ares Capital Corp.	4.875%	11/30/18	400	425
	Fifth Street Finance Corp.	4.875%	3/1/19	100	104
	GATX Corp.	2.500%	7/30/19	100	100
	GATX Corp.	4.750%	6/15/22	100	108
	General Electric Capital Corp.	1.625%	7/2/15	450	456
	General Electric Capital Corp.	4.375%	9/21/15	200	209
	General Electric Capital Corp.	1.000%	12/11/15	50	50
	General Electric Capital Corp.	1.000%	1/8/16	250	252
	General Electric Capital Corp.	2.950%	5/9/16	450	469
	General Electric Capital Corp.	3.350%	10/17/16	850	896
	General Electric Capital Corp.	5.400%	2/15/17	300	333
	General Electric Capital Corp.	2.300%	4/27/17	325	336
	General Electric Capital Corp.	5.625%	9/15/17	460	521
	General Electric Capital Corp.	1.600%	11/20/17	125	126

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	5.625%	5/1/18	1,040	1,190
	General Electric Capital Corp.	6.000%	8/7/19	650	770
	General Electric Capital Corp.	2.100%	12/11/19	25	25
	General Electric Capital Corp.	5.500%	1/8/20	575	666
	General Electric Capital Corp.	5.550%	5/4/20	275	319
	General Electric Capital Corp.	4.375%	9/16/20	150	166
	General Electric Capital Corp.	5.300%	2/11/21	600	682
	General Electric Capital Corp.	4.650%	10/17/21	375	416
	General Electric Capital Corp.	3.100%	1/9/23	200	198
	General Electric Capital Corp.	6.750%	3/15/32	1,175	1,548
	General Electric Capital Corp.	6.150%	8/7/37	475	587
	General Electric Capital Corp.	5.875%	1/14/38	925	1,117
	General Electric Capital Corp.	6.875%	1/10/39	875	1,180
3	General Electric Capital Corp.	6.375%	11/15/67	400	445
3	HSBC Finance Capital Trust IX	5.911%	11/30/35	100	104
	HSBC Finance Corp.	5.000%	6/30/15	275	287
	HSBC Finance Corp.	6.676%	1/15/21	640	765
6	International Lease Finance Corp.	7.125%	9/1/18	500	579
	Prospect Capital Corp.	5.000%	7/15/19	100	103
	Prospect Capital Corp.	5.875%	3/15/23	25	26

	Insurance (1.3%)
	ACE Capital Trust II	9.700%	4/1/30	50	74
	ACE INA Holdings Inc.	2.600%	11/23/15	150	154
	ACE INA Holdings Inc.	5.700%	2/15/17	100	112
	ACE INA Holdings Inc.	5.800%	3/15/18	25	29
	ACE INA Holdings Inc.	5.900%	6/15/19	25	29
	ACE INA Holdings Inc.	2.700%	3/13/23	125	121
	ACE INA Holdings Inc.	3.350%	5/15/24	100	101
	ACE INA Holdings Inc.	4.150%	3/13/43	100	98
	AEGON Funding Co. LLC	5.750%	12/15/20	331	387
	Aetna Inc.	1.500%	11/15/17	75	75
	Aetna Inc.	6.500%	9/15/18	150	177
	Aetna Inc.	2.750%	11/15/22	200	193
	Aetna Inc.	6.625%	6/15/36	250	323
	Aetna Inc.	6.750%	12/15/37	100	132
	Aetna Inc.	4.500%	5/15/42	75	76
	Aetna Inc.	4.125%	11/15/42	75	72
	Aflac Inc.	2.650%	2/15/17	125	130
	Aflac Inc.	4.000%	2/15/22	50	53
	Aflac Inc.	3.625%	6/15/23	125	128
	Aflac Inc.	6.900%	12/17/39	25	33
	Alleghany Corp.	5.625%	9/15/20	100	113
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	75	84
	Allstate Corp.	5.550%	5/9/35	75	89
	Allstate Corp.	4.500%	6/15/43	50	52
3	Allstate Corp.	5.750%	8/15/53	75	81
3	Allstate Corp.	6.125%	5/15/67	125	134
	Alterra Finance LLC	6.250%	9/30/20	55	64
	American Financial Group Inc.	9.875%	6/15/19	50	65
	American International Group Inc.	2.375%	8/24/15	25	25
	American International Group Inc.	5.050%	10/1/15	225	237
	American International Group Inc.	4.875%	9/15/16	200	216
	American International Group Inc.	5.600%	10/18/16	325	358
	American International Group Inc.	3.800%	3/22/17	300	321
	American International Group Inc.	5.850%	1/16/18	125	143
	American International Group Inc.	8.250%	8/15/18	75	93
	American International Group Inc.	3.375%	8/15/20	125	130
	American International Group Inc.	6.400%	12/15/20	385	465
	American International Group Inc.	4.875%	6/1/22	100	111
	American International Group Inc.	4.125%	2/15/24	300	316
	American International Group Inc.	6.250%	5/1/36	475	598
3	American International Group Inc.	8.175%	5/15/68	525	724
3	American International Group Inc.	6.250%	3/15/87	125	140
	Aon Corp.	3.500%	9/30/15	125	129
	Aon Corp.	5.000%	9/30/20	200	224
	Aon Corp.	8.205%	1/1/27	25	32
	Aon Corp.	6.250%	9/30/40	100	125
	Aon plc	3.500%	6/14/24	100	99
	Aon plc	4.450%	5/24/43	50	49
	Aon plc	4.600%	6/14/44	175	174

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Arch Capital Group Ltd.	7.350%	5/1/34	75	102
	Arch Capital Group US Inc.	5.144%	11/1/43	50	54
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	50	58
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	225	234
	Assurant Inc.	4.000%	3/15/23	100	100
	Assurant Inc.	6.750%	2/15/34	50	59
	AXA SA	8.600%	12/15/30	375	504
	Axis Specialty Finance LLC	5.875%	6/1/20	75	86
	AXIS Specialty Finance plc	5.150%	4/1/45	25	26
	Berkshire Hathaway Finance Corp.	2.450%	12/15/15	25	26
	Berkshire Hathaway Finance Corp.	1.600%	5/15/17	150	152
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	550	629
	Berkshire Hathaway Finance Corp.	2.000%	8/15/18	50	51
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	50	51
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	125	138
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	151
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	75	90
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	150	151
	Berkshire Hathaway Inc.	2.200%	8/15/16	525	542
	Berkshire Hathaway Inc.	3.000%	2/11/23	225	225
	Chubb Corp.	5.750%	5/15/18	50	57
	Chubb Corp.	6.000%	5/11/37	125	157
	Chubb Corp.	6.500%	5/15/38	50	67
3	Chubb Corp.	6.375%	3/29/67	325	360
	Cigna Corp.	2.750%	11/15/16	175	182
	Cigna Corp.	5.125%	6/15/20	150	170
	Cigna Corp.	4.375%	12/15/20	75	82
	Cigna Corp.	4.000%	2/15/22	75	80
	Cigna Corp.	7.875%	5/15/27	50	65
	Cigna Corp.	6.150%	11/15/36	275	340
	Cigna Corp.	5.875%	3/15/41	50	61
	Cigna Corp.	5.375%	2/15/42	75	85
	Cincinnati Financial Corp.	6.125%	11/1/34	150	172
	CNA Financial Corp.	6.500%	8/15/16	175	195
	CNA Financial Corp.	7.350%	11/15/19	25	31
	CNA Financial Corp.	5.875%	8/15/20	75	88
	CNA Financial Corp.	5.750%	8/15/21	75	87
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	75	90
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	100
	First American Financial Corp.	4.300%	2/1/23	50	50
	Genworth Holdings Inc.	8.625%	12/15/16	275	322
	Genworth Holdings Inc.	7.200%	2/15/21	75	91
	Genworth Holdings Inc.	7.625%	9/24/21	100	125
	Genworth Holdings Inc.	4.800%	2/15/24	75	80
	Genworth Holdings Inc.	6.500%	6/15/34	150	181
	Hartford Financial Services Group Inc.	5.500%	10/15/16	125	137
	Hartford Financial Services Group Inc.	5.375%	3/15/17	100	111
	Hartford Financial Services Group Inc.	4.000%	10/15/17	50	54
	Hartford Financial Services Group Inc.	6.300%	3/15/18	134	155
	Hartford Financial Services Group Inc.	6.000%	1/15/19	25	29
	Hartford Financial Services Group Inc.	5.125%	4/15/22	25	28
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	60
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	169
	HCC Insurance Holdings Inc.	6.300%	11/15/19	100	117
	Humana Inc.	7.200%	6/15/18	200	238
	Humana Inc.	8.150%	6/15/38	175	254
	Infinity Property & Casualty Corp.	5.000%	9/19/22	50	52
	Lincoln National Corp.	4.200%	3/15/22	175	187
	Lincoln National Corp.	6.150%	4/7/36	150	183
	Lincoln National Corp.	7.000%	6/15/40	100	137
3	Lincoln National Corp.	7.000%	5/17/66	500	521
	Loews Corp.	2.625%	5/15/23	75	71
	Loews Corp.	6.000%	2/1/35	50	60
	Loews Corp.	4.125%	5/15/43	175	164
	Manulife Financial Corp.	3.400%	9/17/15	100	103
	Manulife Financial Corp.	4.900%	9/17/20	275	303
	Markel Corp.	7.125%	9/30/19	50	60
	Markel Corp.	4.900%	7/1/22	125	137
	Markel Corp.	5.000%	3/30/43	50	52
	Marsh & McLennan Cos. Inc.	9.250%	4/15/19	75	98
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	327

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	100
	MetLife Inc.	5.000%	6/15/15	125	131
	MetLife Inc.	1.756%	12/15/17	100	101
	MetLife Inc.	6.817%	8/15/18	25	30
	MetLife Inc.	7.717%	2/15/19	50	62
	MetLife Inc.	4.750%	2/8/21	700	782
	MetLife Inc.	3.048%	12/15/22	100	99
	MetLife Inc.	3.600%	4/10/24	125	127
	MetLife Inc.	6.500%	12/15/32	175	227
	MetLife Inc.	6.375%	6/15/34	100	129
	MetLife Inc.	5.700%	6/15/35	200	241
	MetLife Inc.	5.875%	2/6/41	25	31
3	MetLife Inc.	6.400%	12/15/66	200	225
	OneBeacon US Holdings Inc.	4.600%	11/9/22	50	52
	PartnerRe Finance B LLC	5.500%	6/1/20	100	114
	Primerica Inc.	4.750%	7/15/22	25	27
	Principal Financial Group Inc.	1.850%	11/15/17	25	25
	Principal Financial Group Inc.	3.300%	9/15/22	200	200
	Principal Financial Group Inc.	3.125%	5/15/23	100	98
	Principal Financial Group Inc.	6.050%	10/15/36	100	121
	Principal Financial Group Inc.	4.625%	9/15/42	50	51
	Principal Financial Group Inc.	4.350%	5/15/43	50	49
	ProAssurance Corp.	5.300%	11/15/23	50	54
	Progressive Corp.	3.750%	8/23/21	75	80
	Progressive Corp.	6.625%	3/1/29	125	165
	Progressive Corp.	4.350%	4/25/44	50	51
3	Progressive Corp.	6.700%	6/15/67	125	139
	Protective Life Corp.	8.450%	10/15/39	25	36
	Prudential Financial Inc.	5.500%	3/15/16	65	70
	Prudential Financial Inc.	6.000%	12/1/17	250	286
	Prudential Financial Inc.	2.300%	8/15/18	25	25
	Prudential Financial Inc.	5.375%	6/21/20	425	488
	Prudential Financial Inc.	5.750%	7/15/33	50	58
	Prudential Financial Inc.	5.400%	6/13/35	100	113
	Prudential Financial Inc.	5.900%	3/17/36	375	447
	Prudential Financial Inc.	6.625%	6/21/40	400	522
3	Prudential Financial Inc.	5.875%	9/15/42	100	109
3	Prudential Financial Inc.	5.625%	6/15/43	375	403
	Prudential Financial Inc.	5.100%	8/15/43	50	54
3	Prudential Financial Inc.	5.200%	3/15/44	300	304
	Reinsurance Group of America Inc.	4.700%	9/15/23	125	134
3	Reinsurance Group of America Inc.	6.750%	12/15/65	150	155
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	50	63
	Torchmark Corp.	6.375%	6/15/16	100	110
	Transatlantic Holdings Inc.	8.000%	11/30/39	175	241
	Travelers Cos. Inc.	5.750%	12/15/17	250	285
	Travelers Cos. Inc.	5.900%	6/2/19	650	764
	Travelers Cos. Inc.	3.900%	11/1/20	125	135
	Trinity Acquisition plc	4.625%	8/15/23	175	181
	Trinity Acquisition plc	6.125%	8/15/43	75	83
	UnitedHealth Group Inc.	6.000%	6/15/17	150	170
	UnitedHealth Group Inc.	1.400%	10/15/17	100	100
	UnitedHealth Group Inc.	6.000%	2/15/18	400	461
	UnitedHealth Group Inc.	1.625%	3/15/19	275	271
	UnitedHealth Group Inc.	3.375%	11/15/21	100	104
	UnitedHealth Group Inc.	2.750%	2/15/23	175	170
	UnitedHealth Group Inc.	6.500%	6/15/37	50	65
	UnitedHealth Group Inc.	6.625%	11/15/37	125	164
	UnitedHealth Group Inc.	6.875%	2/15/38	320	432
	UnitedHealth Group Inc.	4.625%	11/15/41	75	78
	UnitedHealth Group Inc.	4.375%	3/15/42	50	50
	UnitedHealth Group Inc.	3.950%	10/15/42	75	70
	UnitedHealth Group Inc.	4.250%	3/15/43	275	269
	Unum Group	7.125%	9/30/16	100	113
	Unum Group	5.625%	9/15/20	50	58
	Unum Group	5.750%	8/15/42	25	29
	Validus Holdings Ltd.	8.875%	1/26/40	75	108
	Voya Financial Inc.	2.900%	2/15/18	75	78
	Voya Financial Inc.	5.500%	7/15/22	25	28
	Voya Financial Inc.	5.700%	7/15/43	100	117
	WellPoint Inc.	1.250%	9/10/15	100	101

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	WellPoint Inc.	5.250%	1/15/16	525	561
	WellPoint Inc.	5.875%	6/15/17	25	28
	WellPoint Inc.	1.875%	1/15/18	125	126
	WellPoint Inc.	3.125%	5/15/22	75	75
	WellPoint Inc.	3.300%	1/15/23	125	124
	WellPoint Inc.	5.950%	12/15/34	425	507
	WellPoint Inc.	5.850%	1/15/36	225	267
	WellPoint Inc.	6.375%	6/15/37	50	63
	WellPoint Inc.	4.625%	5/15/42	175	177
	WR Berkley Corp.	5.375%	9/15/20	25	28
	XL Group plc	6.250%	5/15/27	125	149
	XLIT Ltd.	5.750%	10/1/21	105	122

	Other Finance (0.1%)
	CME Group Inc.	3.000%	9/15/22	250	249
	CME Group Inc.	5.300%	9/15/43	100	114
	IntercontinentalExchange Group Inc.	2.500%	10/15/18	25	25
	IntercontinentalExchange Group Inc.	4.000%	10/15/23	100	105
	NASDAQ OMX Group Inc.	5.550%	1/15/20	175	194
	ORIX Corp.	5.000%	1/12/16	115	122
	XTRA Finance Corp.	5.150%	4/1/17	375	413

	Real Estate Investment Trusts (0.6%)
	Alexandria Real Estate Equities Inc.	4.600%	4/1/22	125	132
	American Campus Communities
	Operating Partnership LP	4.125%	7/1/24	100	101
6	ARC Properties Operating
	Partnership LP/Clark Acquisition LLC	2.000%	2/6/17	200	201
6	ARC Properties Operating
	Partnership LP/Clark Acquisition LLC	3.000%	2/6/19	150	151
6	ARC Properties Operating
	Partnership LP/Clark Acquisition LLC	4.600%	2/6/24	125	128
	Arden Realty LP	5.250%	3/1/15	25	26
	AvalonBay Communities Inc.	5.750%	9/15/16	50	55
	AvalonBay Communities Inc.	2.850%	3/15/23	25	24
	AvalonBay Communities Inc.	4.200%	12/15/23	75	79
	BioMed Realty LP	3.850%	4/15/16	125	131
	BioMed Realty LP	2.625%	5/1/19	100	101
	BioMed Realty LP	4.250%	7/15/22	50	52
	Boston Properties LP	5.625%	11/15/20	225	259
	Boston Properties LP	4.125%	5/15/21	75	80
	Boston Properties LP	3.850%	2/1/23	225	232
	Boston Properties LP	3.125%	9/1/23	275	267
	Brandywine Operating Partnership LP	4.950%	4/15/18	250	272
	Camden Property Trust	2.950%	12/15/22	125	121
	CBL & Associates LP	5.250%	12/1/23	100	106
	CommonWealth REIT	5.875%	9/15/20	100	109
	Corporate Office Properties LP	3.600%	5/15/23	50	48
	CubeSmart LP	4.375%	12/15/23	100	104
	DDR Corp.	4.750%	4/15/18	25	27
	DDR Corp.	3.500%	1/15/21	75	76
	DDR Corp.	4.625%	7/15/22	200	214
	DDR Corp.	3.375%	5/15/23	275	267
	Digital Realty Trust LP	4.500%	7/15/15	225	231
	Digital Realty Trust LP	5.250%	3/15/21	225	241
	Duke Realty LP	5.950%	2/15/17	125	139
	Duke Realty LP	8.250%	8/15/19	100	126
	Duke Realty LP	6.750%	3/15/20	250	299
	EPR Properties	5.750%	8/15/22	25	27
	EPR Properties	5.250%	7/15/23	125	130
	ERP Operating LP	5.250%	9/15/14	50	50
	ERP Operating LP	5.125%	3/15/16	75	80
	ERP Operating LP	5.375%	8/1/16	50	55
	ERP Operating LP	5.750%	6/15/17	25	28
	ERP Operating LP	4.625%	12/15/21	215	237
	ERP Operating LP	3.000%	4/15/23	125	122
	ERP Operating LP	4.500%	7/1/44	150	150
6	Essex Portfolio LP	5.500%	3/15/17	75	83
6	Essex Portfolio LP	3.375%	1/15/23	175	172
	Essex Portfolio LP	3.250%	5/1/23	25	24
	Excel Trust LP	4.625%	5/15/24	50	51

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Federal Realty Investment Trust	3.000%	8/1/22	75	74
	Federal Realty Investment Trust	2.750%	6/1/23	25	24
	HCP Inc.	3.750%	2/1/16	425	444
	HCP Inc.	6.300%	9/15/16	100	111
	HCP Inc.	6.700%	1/30/18	50	58
	HCP Inc.	3.750%	2/1/19	50	53
	HCP Inc.	2.625%	2/1/20	25	25
	HCP Inc.	5.375%	2/1/21	25	28
	HCP Inc.	3.150%	8/1/22	75	74
	HCP Inc.	4.250%	11/15/23	150	156
	HCP Inc.	6.750%	2/1/41	100	132
	Health Care REIT Inc.	3.625%	3/15/16	25	26
	Health Care REIT Inc.	6.200%	6/1/16	275	302
	Health Care REIT Inc.	4.700%	9/15/17	25	27
	Health Care REIT Inc.	2.250%	3/15/18	200	203
	Health Care REIT Inc.	4.125%	4/1/19	200	214
	Health Care REIT Inc.	4.950%	1/15/21	75	83
	Health Care REIT Inc.	5.250%	1/15/22	100	112
	Health Care REIT Inc.	3.750%	3/15/23	75	75
	Health Care REIT Inc.	6.500%	3/15/41	25	32
	Health Care REIT Inc.	5.125%	3/15/43	75	80
	Healthcare Realty Trust Inc.	6.500%	1/17/17	50	56
	Healthcare Realty Trust Inc.	3.750%	4/15/23	50	49
	Healthcare Trust of America
	Holdings LP	3.375%	7/15/21	100	100
	Healthcare Trust of America
	Holdings LP	3.700%	4/15/23	25	24
	Highwoods Realty LP	3.200%	6/15/21	400	395
	Hospitality Properties Trust	6.700%	1/15/18	250	282
	Kilroy Realty LP	5.000%	11/3/15	100	106
	Kilroy Realty LP	4.800%	7/15/18	125	136
	Kilroy Realty LP	3.800%	1/15/23	200	201
	Kimco Realty Corp.	5.783%	3/15/16	25	27
	Kimco Realty Corp.	5.700%	5/1/17	250	279
	Kimco Realty Corp.	6.875%	10/1/19	50	60
	Kimco Realty Corp.	3.125%	6/1/23	25	24
	Liberty Property LP	5.500%	12/15/16	50	55
	Liberty Property LP	3.375%	6/15/23	50	49
	Mack-Cali Realty LP	7.750%	8/15/19	100	119
	Mack-Cali Realty LP	4.500%	4/18/22	75	76
	Mid-America Apartments LP	4.300%	10/15/23	50	52
	Mid-America Apartments LP	3.750%	6/15/24	50	50
	National Retail Properties Inc.	6.875%	10/15/17	275	319
	Omega Healthcare Investors Inc.	6.750%	10/15/22	150	163
6	Omega Healthcare Investors Inc.	4.950%	4/1/24	100	100
	Piedmont Operating Partnership LP	3.400%	6/1/23	50	48
	Piedmont Operating Partnership LP	4.450%	3/15/24	300	306
	Post Apartment Homes LP	3.375%	12/1/22	50	49
	ProLogis LP	4.500%	8/15/17	25	27
	ProLogis LP	6.875%	3/15/20	200	240
	Realty Income Corp.	2.000%	1/31/18	50	50
	Realty Income Corp.	6.750%	8/15/19	150	178
	Realty Income Corp.	5.750%	1/15/21	200	229
	Realty Income Corp.	3.250%	10/15/22	50	49
	Regency Centers LP	3.750%	6/15/24	150	150
	Retail Opportunity Investments Corp.	5.000%	12/15/23	25	27
	Senior Housing Properties Trust	4.300%	1/15/16	50	52
	Senior Housing Properties Trust	3.250%	5/1/19	100	101
	Senior Housing Properties Trust	4.750%	5/1/24	100	102
	Simon Property Group LP	5.750%	12/1/15	525	557
	Simon Property Group LP	5.250%	12/1/16	250	273
	Simon Property Group LP	5.875%	3/1/17	25	28
	Simon Property Group LP	2.150%	9/15/17	75	77
	Simon Property Group LP	6.125%	5/30/18	225	262
	Simon Property Group LP	2.200%	2/1/19	175	177
	Simon Property Group LP	5.650%	2/1/20	75	88
	Simon Property Group LP	4.375%	3/1/21	125	137
	Simon Property Group LP	3.375%	3/15/22	100	103
	Simon Property Group LP	2.750%	2/1/23	25	24
	Simon Property Group LP	3.750%	2/1/24	150	154
	Simon Property Group LP	4.750%	3/15/42	75	80

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Tanger Properties LP	6.150%	11/15/15	100	107
Tanger Properties LP	3.875%	12/1/23	25	26
UDR Inc.	4.250%	6/1/18	125	134
UDR Inc.	3.700%	10/1/20	25	26
UDR Inc.	4.625%	1/10/22	50	54
Ventas Realty LP	1.550%	9/26/16	75	76
Ventas Realty LP	3.750%	5/1/24	200	200
Ventas Realty LP	5.700%	9/30/43	75	87
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	100	101
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	150	161
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	125	137
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	200	198
Washington REIT	4.950%	10/1/20	25	27
Washington REIT	3.950%	10/15/22	75	75
Weingarten Realty Investors	3.375%	10/15/22	25	25
Weingarten Realty Investors	3.500%	4/15/23	100	98
				204,500
Industrial (14.4%)
Basic Industry (1.4%)
Agrium Inc.	6.750%	1/15/19	200	239
Agrium Inc.	3.500%	6/1/23	299	298
Agrium Inc.	6.125%	1/15/41	25	30
Agrium Inc.	4.900%	6/1/43	50	51
Air Products & Chemicals Inc.	2.000%	8/2/16	125	128
Air Products & Chemicals Inc.	1.200%	10/15/17	75	75
Air Products & Chemicals Inc.	3.000%	11/3/21	75	75
Air Products & Chemicals Inc.	2.750%	2/3/23	50	48
Airgas Inc.	3.250%	10/1/15	150	154
Airgas Inc.	3.650%	7/15/24	100	101
Albemarle Corp.	4.500%	12/15/20	25	27
Barrick Gold Corp.	6.950%	4/1/19	175	208
Barrick Gold Corp.	3.850%	4/1/22	200	199
Barrick Gold Corp.	4.100%	5/1/23	750	747
Barrick North America Finance LLC	6.800%	9/15/18	175	205
Barrick North America Finance LLC	4.400%	5/30/21	125	131
Barrick North America Finance LLC	5.700%	5/30/41	450	465
Barrick North America Finance LLC	5.750%	5/1/43	50	52
BHP Billiton Finance USA Ltd.	5.250%	12/15/15	50	53
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	150	153
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	375	381
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	100	111
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	150	152
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	400	482
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	25	26
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	225	224
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	100	105
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	147
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	675	744
Cabot Corp.	2.550%	1/15/18	150	154
Carpenter Technology Corp.	5.200%	7/15/21	125	135
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	25	26
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	75	77
CF Industries Inc.	6.875%	5/1/18	275	323
CF Industries Inc.	7.125%	5/1/20	380	467
CF Industries Inc.	4.950%	6/1/43	125	125
Cliffs Natural Resources Inc.	5.900%	3/15/20	25	26
Cliffs Natural Resources Inc.	4.875%	4/1/21	300	296
Cliffs Natural Resources Inc.	6.250%	10/1/40	75	65
Domtar Corp.	6.250%	9/1/42	25	27
Domtar Corp.	6.750%	2/15/44	100	119
Dow Chemical Co.	2.500%	2/15/16	75	77
Dow Chemical Co.	5.700%	5/15/18	25	29
Dow Chemical Co.	8.550%	5/15/19	325	418
Dow Chemical Co.	4.250%	11/15/20	125	135
Dow Chemical Co.	4.125%	11/15/21	100	107
Dow Chemical Co.	7.375%	11/1/29	25	34
Dow Chemical Co.	9.400%	5/15/39	350	572
Dow Chemical Co.	5.250%	11/15/41	200	217
Eastman Chemical Co.	3.000%	12/15/15	50	52
Eastman Chemical Co.	2.400%	6/1/17	75	77

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Eastman Chemical Co.	5.500%	11/15/19	150	171
	Eastman Chemical Co.	4.500%	1/15/21	75	81
	Eastman Chemical Co.	3.600%	8/15/22	200	205
	Eastman Chemical Co.	4.800%	9/1/42	225	227
	Ecolab Inc.	3.000%	12/8/16	50	52
	Ecolab Inc.	1.450%	12/8/17	225	225
	Ecolab Inc.	4.350%	12/8/21	400	438
	Ecolab Inc.	5.500%	12/8/41	150	174
	EI du Pont de Nemours & Co.	1.950%	1/15/16	150	153
	EI du Pont de Nemours & Co.	5.250%	12/15/16	25	28
	EI du Pont de Nemours & Co.	6.000%	7/15/18	275	321
	EI du Pont de Nemours & Co.	4.625%	1/15/20	400	449
	EI du Pont de Nemours & Co.	2.800%	2/15/23	125	122
	EI du Pont de Nemours & Co.	6.500%	1/15/28	100	128
	EI du Pont de Nemours & Co.	4.150%	2/15/43	175	170
	FMC Corp.	3.950%	2/1/22	50	52
	FMC Corp.	4.100%	2/1/24	500	522
	Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	50	51
	Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	400	406
	Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	300	303
	Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	550	544
	Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	460	459
	Freeport-McMoRan Copper & Gold Inc.	5.450%	3/15/43	225	233
	Georgia-Pacific LLC	8.000%	1/15/24	250	337
	Georgia-Pacific LLC	7.375%	12/1/25	100	131
	Georgia-Pacific LLC	8.875%	5/15/31	250	375
	Glencore Canada Corp.	5.500%	6/15/17	200	220
	Goldcorp Inc.	2.125%	3/15/18	325	326
	Goldcorp Inc.	3.700%	3/15/23	200	197
	International Paper Co.	7.500%	8/15/21	450	573
	International Paper Co.	3.650%	6/15/24	100	100
	International Paper Co.	7.300%	11/15/39	100	135
	International Paper Co.	4.800%	6/15/44	200	200
	Kinross Gold Corp.	5.125%	9/1/21	75	77
6	Kinross Gold Corp.	5.950%	3/15/24	100	104
	Kinross Gold Corp.	6.875%	9/1/41	50	51
	LYB International Finance BV	4.875%	3/15/44	225	232
	LyondellBasell Industries NV	5.000%	4/15/19	550	620
	LyondellBasell Industries NV	6.000%	11/15/21	175	208
	LyondellBasell Industries NV	5.750%	4/15/24	175	206
	Monsanto Co.	2.125%	7/15/19	100	100
	Monsanto Co.	2.750%	7/15/21	200	200
	Monsanto Co.	3.375%	7/15/24	100	101
	Monsanto Co.	4.200%	7/15/34	100	101
	Monsanto Co.	5.875%	4/15/38	325	388
	Monsanto Co.	4.400%	7/15/44	150	150
	Monsanto Co.	4.700%	7/15/64	300	301
	Mosaic Co.	3.750%	11/15/21	150	155
	Mosaic Co.	4.250%	11/15/23	450	474
	Mosaic Co.	5.450%	11/15/33	100	112
	Mosaic Co.	5.625%	11/15/43	100	114
	Newmont Mining Corp.	3.500%	3/15/22	400	386
	Newmont Mining Corp.	5.875%	4/1/35	100	101
	Newmont Mining Corp.	4.875%	3/15/42	100	90
	Nucor Corp.	5.750%	12/1/17	25	28
	Nucor Corp.	5.850%	6/1/18	150	172
	Nucor Corp.	4.000%	8/1/23	200	207
	Nucor Corp.	6.400%	12/1/37	100	122
	Nucor Corp.	5.200%	8/1/43	200	213
	Packaging Corp. of America	3.900%	6/15/22	100	103
	Packaging Corp. of America	4.500%	11/1/23	350	374
	Placer Dome Inc.	6.450%	10/15/35	75	80
	Plum Creek Timberlands LP	5.875%	11/15/15	100	107
	Plum Creek Timberlands LP	4.700%	3/15/21	75	81
	Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	150	156
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	175	185
	Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	125	141
	Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	175	208
	PPG Industries Inc.	1.900%	1/15/16	175	178
	Praxair Inc.	5.200%	3/15/17	25	28
	Praxair Inc.	4.500%	8/15/19	50	56

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Praxair Inc.	3.000%	9/1/21	75	77
	Praxair Inc.	2.450%	2/15/22	450	437
	Praxair Inc.	2.200%	8/15/22	200	189
	Praxair Inc.	3.550%	11/7/42	50	46
	Rayonier Inc.	3.750%	4/1/22	50	50
	Reliance Steel & Aluminum Co.	4.500%	4/15/23	75	78
	Rio Tinto Alcan Inc.	5.000%	6/1/15	25	26
	Rio Tinto Alcan Inc.	6.125%	12/15/33	225	270
	Rio Tinto Finance USA Ltd.	1.875%	11/2/15	75	76
	Rio Tinto Finance USA Ltd.	2.500%	5/20/16	350	361
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	150	177
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	550	721
	Rio Tinto Finance USA Ltd.	3.500%	11/2/20	75	78
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	300	315
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	98
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	137
	Rio Tinto Finance USA plc	1.375%	6/17/16	75	76
	Rio Tinto Finance USA plc	2.000%	3/22/17	125	128
	Rio Tinto Finance USA plc	1.625%	8/21/17	200	202
	Rio Tinto Finance USA plc	2.250%	12/14/18	75	76
	Rio Tinto Finance USA plc	3.500%	3/22/22	75	77
	Rio Tinto Finance USA plc	2.875%	8/21/22	75	73
	Rio Tinto Finance USA plc	4.750%	3/22/42	150	154
	Rio Tinto Finance USA plc	4.125%	8/21/42	200	188
	Rohm & Haas Co.	7.850%	7/15/29	250	347
	RPM International Inc.	6.125%	10/15/19	25	29
	RPM International Inc.	3.450%	11/15/22	100	98
	Sigma-Aldrich Corp.	3.375%	11/1/20	50	53
	Southern Copper Corp.	5.375%	4/16/20	75	83
	Southern Copper Corp.	7.500%	7/27/35	450	522
	Southern Copper Corp.	6.750%	4/16/40	125	136
	Syngenta Finance NV	3.125%	3/28/22	100	101
	Syngenta Finance NV	4.375%	3/28/42	50	51
	Teck Resources Ltd.	3.150%	1/15/17	25	26
	Teck Resources Ltd.	2.500%	2/1/18	125	127
	Teck Resources Ltd.	3.000%	3/1/19	75	77
	Teck Resources Ltd.	4.750%	1/15/22	25	26
	Teck Resources Ltd.	3.750%	2/1/23	250	243
	Teck Resources Ltd.	6.125%	10/1/35	200	213
	Teck Resources Ltd.	6.250%	7/15/41	225	244
	Teck Resources Ltd.	5.200%	3/1/42	150	144
	Teck Resources Ltd.	5.400%	2/1/43	50	50
	Vale Canada Ltd.	5.700%	10/15/15	125	133
	Vale Overseas Ltd.	6.250%	1/23/17	50	56
	Vale Overseas Ltd.	5.625%	9/15/19	175	197
	Vale Overseas Ltd.	4.625%	9/15/20	275	295
	Vale Overseas Ltd.	4.375%	1/11/22	860	878
	Vale Overseas Ltd.	8.250%	1/17/34	50	63
	Vale Overseas Ltd.	6.875%	11/21/36	500	554
	Vale Overseas Ltd.	6.875%	11/10/39	450	502
	Valspar Corp.	7.250%	6/15/19	100	120
	Westlake Chemical Corp.	3.600%	7/15/22	25	25
	Westvaco Corp.	7.950%	2/15/31	125	162
	Weyerhaeuser Co.	7.375%	10/1/19	100	123
	Weyerhaeuser Co.	8.500%	1/15/25	50	67
	Weyerhaeuser Co.	7.375%	3/15/32	200	271
	Weyerhaeuser Co.	6.875%	12/15/33	50	65
6	Yamana Gold Inc.	4.950%	7/15/24	110	110

	Capital Goods (1.2%)
	3M Co.	6.375%	2/15/28	100	131
	3M Co.	5.700%	3/15/37	125	156
	ABB Finance USA Inc.	1.625%	5/8/17	100	101
	ABB Finance USA Inc.	4.375%	5/8/42	25	25
	Acuity Brands Lighting Inc.	6.000%	12/15/19	50	57
	Boeing Co.	6.000%	3/15/19	400	471
	Boeing Co.	4.875%	2/15/20	75	86
	Boeing Co.	6.625%	2/15/38	50	68
	Boeing Co.	6.875%	3/15/39	75	105
	Boeing Co.	5.875%	2/15/40	275	346
	Carlisle Cos. Inc.	3.750%	11/15/22	75	75

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Caterpillar Financial Services Corp.	1.050%	3/26/15	300	302
	Caterpillar Financial Services Corp.	2.650%	4/1/16	375	388
	Caterpillar Financial Services Corp.	2.050%	8/1/16	300	308
	Caterpillar Financial Services Corp.	7.150%	2/15/19	525	647
	Caterpillar Inc.	1.500%	6/26/17	150	152
	Caterpillar Inc.	3.900%	5/27/21	75	81
	Caterpillar Inc.	2.600%	6/26/22	50	49
	Caterpillar Inc.	3.400%	5/15/24	250	252
	Caterpillar Inc.	3.803%	8/15/42	443	409
	Cooper US Inc.	2.375%	1/15/16	500	513
	Crane Co.	2.750%	12/15/18	50	51
	Crane Co.	4.450%	12/15/23	50	53
	CRH America Inc.	4.125%	1/15/16	50	52
	CRH America Inc.	6.000%	9/30/16	225	250
	CRH America Inc.	8.125%	7/15/18	100	123
	CRH America Inc.	5.750%	1/15/21	75	87
	Danaher Corp.	2.300%	6/23/16	50	52
	Danaher Corp.	5.625%	1/15/18	75	85
	Deere & Co.	4.375%	10/16/19	175	195
	Deere & Co.	2.600%	6/8/22	325	318
	Deere & Co.	5.375%	10/16/29	125	149
	Deere & Co.	7.125%	3/3/31	100	138
	Deere & Co.	3.900%	6/9/42	75	71
	Dover Corp.	5.450%	3/15/18	200	227
	Dover Corp.	6.600%	3/15/38	75	100
	Eaton Corp.	5.600%	5/15/18	300	342
	Eaton Corp.	2.750%	11/2/22	200	194
	Eaton Corp.	4.000%	11/2/32	25	25
	Eaton Corp.	4.150%	11/2/42	50	48
6	Embraer Overseas Ltd.	5.696%	9/16/23	451	488
	Emerson Electric Co.	5.250%	10/15/18	250	286
	Emerson Electric Co.	4.875%	10/15/19	25	28
	Emerson Electric Co.	4.250%	11/15/20	25	27
	Emerson Electric Co.	6.000%	8/15/32	275	346
	Exelis Inc.	4.250%	10/1/16	75	80
	Flowserve Corp.	3.500%	9/15/22	250	247
	Flowserve Corp.	4.000%	11/15/23	50	51
	General Dynamics Corp.	1.000%	11/15/17	275	273
	General Dynamics Corp.	3.600%	11/15/42	100	91
	General Electric Co.	0.850%	10/9/15	375	377
	General Electric Co.	5.250%	12/6/17	765	863
	General Electric Co.	2.700%	10/9/22	1,450	1,426
	General Electric Co.	4.125%	10/9/42	375	370
	Honeywell International Inc.	5.300%	3/15/17	200	222
	Honeywell International Inc.	4.250%	3/1/21	450	498
	Honeywell International Inc.	5.700%	3/15/37	200	245
	Honeywell International Inc.	5.375%	3/1/41	250	298
	Illinois Tool Works Inc.	6.250%	4/1/19	100	119
	Illinois Tool Works Inc.	3.375%	9/15/21	100	104
	Illinois Tool Works Inc.	4.875%	9/15/41	75	81
	Illinois Tool Works Inc.	3.900%	9/1/42	75	70
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	250	298
	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	50	51
	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	75	79
	Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	25	29
	John Deere Capital Corp.	0.750%	1/22/16	50	50
	John Deere Capital Corp.	1.050%	12/15/16	100	100
	John Deere Capital Corp.	2.000%	1/13/17	150	154
	John Deere Capital Corp.	2.800%	9/18/17	275	288
	John Deere Capital Corp.	1.200%	10/10/17	200	199
	John Deere Capital Corp.	1.300%	3/12/18	125	124
	John Deere Capital Corp.	5.750%	9/10/18	275	319
	John Deere Capital Corp.	1.700%	1/15/20	125	121
	John Deere Capital Corp.	2.800%	3/4/21	100	101
	John Deere Capital Corp.	3.900%	7/12/21	500	538
	John Deere Capital Corp.	3.150%	10/15/21	25	26
	John Deere Capital Corp.	2.800%	1/27/23	50	49
	Joy Global Inc.	6.000%	11/15/16	50	56
	Kennametal Inc.	2.650%	11/1/19	75	75
	Kennametal Inc.	3.875%	2/15/22	50	50
	L-3 Communications Corp.	1.500%	5/28/17	200	200

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
L-3 Communications Corp.	5.200%	10/15/19	100	112
L-3 Communications Corp.	4.750%	7/15/20	75	82
L-3 Communications Corp.	4.950%	2/15/21	75	83
L-3 Communications Corp.	3.950%	5/28/24	300	302
Lockheed Martin Corp.	3.350%	9/15/21	500	519
Lockheed Martin Corp.	6.150%	9/1/36	725	910
Lockheed Martin Corp.	5.500%	11/15/39	25	29
Martin Marietta Materials Inc.	6.600%	4/15/18	150	172
Mohawk Industries Inc.	3.850%	2/1/23	800	804
Northrop Grumman Corp.	1.750%	6/1/18	275	274
Northrop Grumman Corp.	3.500%	3/15/21	200	208
Northrop Grumman Corp.	3.250%	8/1/23	150	149
Northrop Grumman Corp.	5.050%	11/15/40	50	54
Northrop Grumman Corp.	4.750%	6/1/43	125	130
Owens Corning	6.500%	12/1/16	341	380
Owens Corning	4.200%	12/15/22	150	154
Parker Hannifin Corp.	5.500%	5/15/18	50	57
Parker Hannifin Corp.	3.500%	9/15/22	100	103
Parker Hannifin Corp.	6.250%	5/15/38	25	32
Pentair Finance SA	1.350%	12/1/15	125	126
Pentair Finance SA	2.650%	12/1/19	250	250
Precision Castparts Corp.	0.700%	12/20/15	75	75
Precision Castparts Corp.	1.250%	1/15/18	325	323
Precision Castparts Corp.	2.500%	1/15/23	25	24
Precision Castparts Corp.	3.900%	1/15/43	75	72
Raytheon Co.	6.750%	3/15/18	125	147
Raytheon Co.	4.400%	2/15/20	100	110
Raytheon Co.	3.125%	10/15/20	25	26
Raytheon Co.	2.500%	12/15/22	175	168
Raytheon Co.	7.200%	8/15/27	25	33
Raytheon Co.	4.700%	12/15/41	300	322
Republic Services Inc.	3.800%	5/15/18	150	161
Republic Services Inc.	5.500%	9/15/19	100	115
Republic Services Inc.	5.000%	3/1/20	125	140
Republic Services Inc.	5.250%	11/15/21	75	85
Republic Services Inc.	3.550%	6/1/22	50	52
Republic Services Inc.	6.086%	3/15/35	75	88
Republic Services Inc.	6.200%	3/1/40	125	156
Republic Services Inc.	5.700%	5/15/41	200	235
Rockwell Automation Inc.	5.650%	12/1/17	25	28
Rockwell Automation Inc.	6.700%	1/15/28	50	64
Rockwell Automation Inc.	6.250%	12/1/37	100	127
Rockwell Collins Inc.	5.250%	7/15/19	25	28
Rockwell Collins Inc.	3.100%	11/15/21	50	50
Roper Industries Inc.	1.850%	11/15/17	75	76
Roper Industries Inc.	2.050%	10/1/18	200	200
Roper Industries Inc.	6.250%	9/1/19	75	88
Snap-on Inc.	6.125%	9/1/21	75	87
Sonoco Products Co.	4.375%	11/1/21	25	26
Sonoco Products Co.	5.750%	11/1/40	125	144
Stanley Black & Decker Inc.	3.400%	12/1/21	150	154
Stanley Black & Decker Inc.	5.200%	9/1/40	125	139
Tyco International Finance SA /
Tyco International Ltd.	7.000%	12/15/19	225	269
United Technologies Corp.	1.800%	6/1/17	225	230
United Technologies Corp.	5.375%	12/15/17	575	653
United Technologies Corp.	4.500%	4/15/20	100	112
United Technologies Corp.	3.100%	6/1/22	375	380
United Technologies Corp.	6.700%	8/1/28	100	131
United Technologies Corp.	7.500%	9/15/29	125	178
United Technologies Corp.	5.400%	5/1/35	150	178
United Technologies Corp.	6.050%	6/1/36	100	127
United Technologies Corp.	6.125%	7/15/38	300	388
United Technologies Corp.	5.700%	4/15/40	100	123
United Technologies Corp.	4.500%	6/1/42	550	574
Waste Management Inc.	2.600%	9/1/16	125	129
Waste Management Inc.	6.100%	3/15/18	375	433
Waste Management Inc.	4.600%	3/1/21	50	55
Waste Management Inc.	3.500%	5/15/24	100	100
Waste Management Inc.	6.125%	11/30/39	200	250

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Communication (2.5%)
21st Century Fox America Inc.	4.500%	2/15/21	200	220
21st Century Fox America Inc.	3.000%	9/15/22	150	148
21st Century Fox America Inc.	6.550%	3/15/33	300	375
21st Century Fox America Inc.	6.200%	12/15/34	500	614
21st Century Fox America Inc.	6.400%	12/15/35	365	456
21st Century Fox America Inc.	8.150%	10/17/36	175	247
21st Century Fox America Inc.	6.150%	3/1/37	100	120
21st Century Fox America Inc.	6.900%	8/15/39	100	131
America Movil SAB de CV	2.375%	9/8/16	300	309
America Movil SAB de CV	5.625%	11/15/17	150	169
America Movil SAB de CV	5.000%	10/16/19	400	452
America Movil SAB de CV	6.375%	3/1/35	175	210
America Movil SAB de CV	6.125%	11/15/37	150	175
America Movil SAB de CV	6.125%	3/30/40	475	561
America Movil SAB de CV	4.375%	7/16/42	250	234
American Tower Corp.	4.500%	1/15/18	225	245
American Tower Corp.	5.900%	11/1/21	500	577
American Tower Corp.	3.500%	1/31/23	50	49
AT&T Inc.	2.500%	8/15/15	600	613
AT&T Inc.	0.800%	12/1/15	150	150
AT&T Inc.	2.950%	5/15/16	125	130
AT&T Inc.	5.625%	6/15/16	350	383
AT&T Inc.	2.400%	8/15/16	200	206
AT&T Inc.	1.700%	6/1/17	425	431
AT&T Inc.	1.400%	12/1/17	200	199
AT&T Inc.	5.500%	2/1/18	100	113
AT&T Inc.	5.600%	5/15/18	450	515
AT&T Inc.	2.375%	11/27/18	400	407
AT&T Inc.	5.800%	2/15/19	250	291
AT&T Inc.	2.300%	3/11/19	100	101
AT&T Inc.	4.450%	5/15/21	250	275
AT&T Inc.	3.875%	8/15/21	250	266
AT&T Inc.	3.000%	2/15/22	300	299
AT&T Inc.	2.625%	12/1/22	350	336
AT&T Inc.	3.900%	3/11/24	125	129
AT&T Inc.	6.450%	6/15/34	315	384
AT&T Inc.	6.500%	9/1/37	225	278
AT&T Inc.	6.300%	1/15/38	350	424
AT&T Inc.	6.550%	2/15/39	50	62
AT&T Inc.	5.350%	9/1/40	631	685
AT&T Inc.	5.550%	8/15/41	275	306
AT&T Inc.	4.300%	12/15/42	271	256
AT&T Inc.	4.800%	6/15/44	600	611
AT&T Inc.	4.350%	6/15/45	374	356
AT&T Mobility LLC	7.125%	12/15/31	175	231
Bellsouth Capital Funding Corp.	7.875%	2/15/30	78	104
BellSouth Corp.	6.875%	10/15/31	78	96
BellSouth Corp.	6.550%	6/15/34	79	95
BellSouth Corp.	6.000%	11/15/34	89	99
BellSouth Telecommunications LLC	6.375%	6/1/28	45	52
British Telecommunications plc	1.625%	6/28/16	150	152
British Telecommunications plc	5.950%	1/15/18	300	343
British Telecommunications plc	9.625%	12/15/30	350	558
CBS Corp.	8.875%	5/15/19	175	227
CBS Corp.	5.750%	4/15/20	115	133
CBS Corp.	4.300%	2/15/21	275	296
CBS Corp.	5.900%	10/15/40	275	314
CC Holdings GS V LLC /
Crown Castle GS III Corp.	3.849%	4/15/23	250	251
Cellco Partnership /
Verizon Wireless Capital LLC	8.500%	11/15/18	142	180
Comcast Cable Communications
Holdings Inc.	9.455%	11/15/22	139	202
Comcast Cable Communications LLC	8.875%	5/1/17	500	607
Comcast Corp.	5.875%	2/15/18	325	375
Comcast Corp.	5.700%	5/15/18	175	202
Comcast Corp.	5.700%	7/1/19	775	907
Comcast Corp.	5.150%	3/1/20	325	373
Comcast Corp.	4.250%	1/15/33	275	282
Comcast Corp.	5.650%	6/15/35	400	473

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Comcast Corp.	6.500%	11/15/35	750	973
Comcast Corp.	6.450%	3/15/37	75	96
Comcast Corp.	6.950%	8/15/37	225	304
Comcast Corp.	4.500%	1/15/43	125	127
Comcast Corp.	4.750%	3/1/44	500	528
COX Communications Inc.	5.500%	10/1/15	125	132
Deutsche Telekom International
Finance BV	5.750%	3/23/16	400	433
Deutsche Telekom International
Finance BV	6.750%	8/20/18	75	89
Deutsche Telekom International
Finance BV	6.000%	7/8/19	150	175
Deutsche Telekom International
Finance BV	8.750%	6/15/30	450	658
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	3.125%	2/15/16	25	26
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	3.500%	3/1/16	250	261
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.875%	10/1/19	750	874
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	4.600%	2/15/21	175	191
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.000%	3/1/21	750	836
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	4.450%	4/1/24	100	106
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.150%	3/15/42	375	394
Discovery Communications LLC	5.050%	6/1/20	350	393
Discovery Communications LLC	4.375%	6/15/21	25	27
Discovery Communications LLC	3.300%	5/15/22	125	124
Discovery Communications LLC	3.250%	4/1/23	100	98
Discovery Communications LLC	4.950%	5/15/42	75	77
Discovery Communications LLC	4.875%	4/1/43	100	101
Embarq Corp.	7.082%	6/1/16	175	195
Embarq Corp.	7.995%	6/1/36	300	329
Graham Holdings Co.	7.250%	2/1/19	75	88
Grupo Televisa SAB	6.625%	3/18/25	100	123
Grupo Televisa SAB	6.625%	1/15/40	175	214
Interpublic Group of Cos. Inc.	3.750%	2/15/23	300	301
Interpublic Group of Cos. Inc.	4.200%	4/15/24	175	180
McGraw Hill Financial Inc.	6.550%	11/15/37	150	156
Moody’s Corp.	4.500%	9/1/22	575	605
Moody’s Corp.	4.875%	2/15/24	250	268
NBCUniversal Media LLC	5.150%	4/30/20	125	143
NBCUniversal Media LLC	4.375%	4/1/21	175	193
NBCUniversal Media LLC	2.875%	1/15/23	225	223
NBCUniversal Media LLC	6.400%	4/30/40	300	384
NBCUniversal Media LLC	5.950%	4/1/41	150	184
NBCUniversal Media LLC	4.450%	1/15/43	225	226
New Cingular Wireless Services Inc.	8.750%	3/1/31	75	112
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	25	25
Omnicom Group Inc.	5.900%	4/15/16	25	27
Omnicom Group Inc.	4.450%	8/15/20	300	326
Omnicom Group Inc.	3.625%	5/1/22	325	334
Orange SA	2.125%	9/16/15	175	178
Orange SA	2.750%	9/14/16	225	233
Orange SA	4.125%	9/14/21	325	349
Orange SA	9.000%	3/1/31	425	638
Orange SA	5.375%	1/13/42	150	164
Orange SA	5.500%	2/6/44	250	278
Pacific Bell Telephone Co.	7.125%	3/15/26	50	64
Qwest Corp.	6.500%	6/1/17	100	113
Qwest Corp.	6.750%	12/1/21	200	231
Qwest Corp.	7.250%	9/15/25	25	30
Qwest Corp.	6.875%	9/15/33	275	278
Qwest Corp.	7.125%	11/15/43	100	102
Reed Elsevier Capital Inc.	3.125%	10/15/22	282	278
Rogers Communications Inc.	6.800%	8/15/18	150	178
Rogers Communications Inc.	3.000%	3/15/23	205	198
Rogers Communications Inc.	4.100%	10/1/23	150	156

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Rogers Communications Inc.	5.000%	3/15/44	425	444
Telefonica Emisiones SAU	6.421%	6/20/16	450	492
Telefonica Emisiones SAU	3.192%	4/27/18	325	335
Telefonica Emisiones SAU	5.877%	7/15/19	100	115
Telefonica Emisiones SAU	5.134%	4/27/20	225	250
Telefonica Emisiones SAU	5.462%	2/16/21	225	255
Telefonica Emisiones SAU	4.570%	4/27/23	500	527
Telefonica Emisiones SAU	7.045%	6/20/36	425	537
Thomson Reuters Corp.	4.700%	10/15/19	300	332
Thomson Reuters Corp.	5.500%	8/15/35	75	80
Thomson Reuters Corp.	5.850%	4/15/40	150	167
Thomson Reuters Corp.	5.650%	11/23/43	225	248
Time Warner Cable Inc.	5.850%	5/1/17	275	309
Time Warner Cable Inc.	6.750%	7/1/18	850	1,004
Time Warner Cable Inc.	8.250%	4/1/19	225	285
Time Warner Cable Inc.	5.000%	2/1/20	475	533
Time Warner Cable Inc.	6.550%	5/1/37	200	249
Time Warner Cable Inc.	6.750%	6/15/39	200	256
Time Warner Cable Inc.	5.875%	11/15/40	600	701
Time Warner Cable Inc.	4.500%	9/15/42	350	342
Time Warner Entertainment Co. LP	8.375%	3/15/23	175	236
Time Warner Entertainment Co. LP	8.375%	7/15/33	100	147
United States Cellular Corp.	6.700%	12/15/33	75	77
Verizon Communications Inc.	5.550%	2/15/16	125	135
Verizon Communications Inc.	3.000%	4/1/16	25	26
Verizon Communications Inc.	2.500%	9/15/16	330	340
Verizon Communications Inc.	2.000%	11/1/16	500	511
Verizon Communications Inc.	1.350%	6/9/17	200	200
Verizon Communications Inc.	5.500%	2/15/18	475	541
Verizon Communications Inc.	3.650%	9/14/18	735	785
Verizon Communications Inc.	8.750%	11/1/18	264	335
Verizon Communications Inc.	6.350%	4/1/19	250	295
Verizon Communications Inc.	2.550%	6/17/19	300	304
Verizon Communications Inc.	4.500%	9/15/20	560	616
Verizon Communications Inc.	3.450%	3/15/21	300	311
Verizon Communications Inc.	4.600%	4/1/21	775	855
Verizon Communications Inc.	3.500%	11/1/21	100	103
Verizon Communications Inc.	5.150%	9/15/23	1,680	1,879
Verizon Communications Inc.	4.150%	3/15/24	300	312
Verizon Communications Inc.	7.750%	12/1/30	425	580
Verizon Communications Inc.	6.400%	9/15/33	925	1,133
Verizon Communications Inc.	5.050%	3/15/34	225	239
Verizon Communications Inc.	5.850%	9/15/35	425	497
Verizon Communications Inc.	6.250%	4/1/37	60	72
Verizon Communications Inc.	6.400%	2/15/38	625	766
Verizon Communications Inc.	6.900%	4/15/38	290	373
Verizon Communications Inc.	4.750%	11/1/41	200	202
Verizon Communications Inc.	6.550%	9/15/43	3,045	3,826
Vodafone Group plc	5.625%	2/27/17	250	279
Vodafone Group plc	1.625%	3/20/17	625	630
Vodafone Group plc	1.250%	9/26/17	475	473
Vodafone Group plc	1.500%	2/19/18	50	50
Vodafone Group plc	5.450%	6/10/19	150	172
Vodafone Group plc	2.500%	9/26/22	75	71
Vodafone Group plc	2.950%	2/19/23	415	401
Vodafone Group plc	7.875%	2/15/30	50	69
Vodafone Group plc	6.150%	2/27/37	225	268
Vodafone Group plc	4.375%	2/19/43	150	141
WPP Finance 2010	4.750%	11/21/21	208	228
WPP Finance 2010	3.625%	9/7/22	200	204

Consumer Cyclical (1.9%)
Advance Auto Parts Inc.	5.750%	5/1/20	400	458
Advance Auto Parts Inc.	4.500%	12/1/23	100	105
Amazon.com Inc.	0.650%	11/27/15	150	150
Amazon.com Inc.	1.200%	11/29/17	200	199
Amazon.com Inc.	2.500%	11/29/22	150	142
American Honda Finance Corp.	1.125%	10/7/16	175	176
American Honda Finance Corp.	2.125%	10/10/18	125	127
AutoZone Inc.	1.300%	1/13/17	25	25
AutoZone Inc.	7.125%	8/1/18	250	298

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	AutoZone Inc.	2.875%	1/15/23	50	48
	AutoZone Inc.	3.125%	7/15/23	125	121
	BorgWarner Inc.	4.625%	9/15/20	25	27
	Brinker International Inc.	2.600%	5/15/18	25	25
	Brinker International Inc.	3.875%	5/15/23	25	24
	Carnival Corp.	1.200%	2/5/16	100	101
	Costco Wholesale Corp.	5.500%	3/15/17	200	224
	Costco Wholesale Corp.	1.700%	12/15/19	200	197
	Cummins Inc.	3.650%	10/1/23	100	104
	Cummins Inc.	4.875%	10/1/43	125	137
	CVS Caremark Corp.	4.875%	9/15/14	50	50
	CVS Caremark Corp.	6.125%	8/15/16	100	111
	CVS Caremark Corp.	1.200%	12/5/16	100	101
	CVS Caremark Corp.	2.250%	12/5/18	300	304
	CVS Caremark Corp.	2.750%	12/1/22	150	145
	CVS Caremark Corp.	4.000%	12/5/23	195	204
	CVS Caremark Corp.	6.250%	6/1/27	375	464
	CVS Caremark Corp.	6.125%	9/15/39	175	218
	CVS Caremark Corp.	5.300%	12/5/43	50	57
6	Daimler Finance North America LLC	2.625%	9/15/16	125	129
	Daimler Finance North America LLC	8.500%	1/18/31	250	379
	Darden Restaurants Inc.	4.500%	10/15/21	225	236
	eBay Inc.	1.625%	10/15/15	75	76
	eBay Inc.	1.350%	7/15/17	175	176
	eBay Inc.	3.250%	10/15/20	75	78
	eBay Inc.	2.600%	7/15/22	150	144
	eBay Inc.	4.000%	7/15/42	25	22
	Expedia Inc.	5.950%	8/15/20	75	85
	Family Dollar Stores Inc.	5.000%	2/1/21	75	79
	Ford Motor Co.	6.625%	10/1/28	275	338
	Ford Motor Co.	6.375%	2/1/29	100	120
	Ford Motor Co.	7.450%	7/16/31	375	501
	Ford Motor Co.	7.400%	11/1/46	100	137
	Ford Motor Credit Co. LLC	5.625%	9/15/15	125	132
	Ford Motor Credit Co. LLC	4.207%	4/15/16	125	132
	Ford Motor Credit Co. LLC	3.984%	6/15/16	550	581
	Ford Motor Credit Co. LLC	8.000%	12/15/16	200	232
	Ford Motor Credit Co. LLC	4.250%	2/3/17	100	107
	Ford Motor Credit Co. LLC	6.625%	8/15/17	325	374
	Ford Motor Credit Co. LLC	1.724%	12/6/17	200	200
	Ford Motor Credit Co. LLC	5.000%	5/15/18	650	722
	Ford Motor Credit Co. LLC	2.375%	3/12/19	550	552
	Ford Motor Credit Co. LLC	8.125%	1/15/20	250	319
	Ford Motor Credit Co. LLC	5.750%	2/1/21	250	290
	Ford Motor Credit Co. LLC	5.875%	8/2/21	325	381
	Ford Motor Credit Co. LLC	4.250%	9/20/22	200	213
	Ford Motor Credit Co. LLC	4.375%	8/6/23	225	240
	Historic TW Inc.	9.150%	2/1/23	195	271
	Historic TW Inc.	6.625%	5/15/29	175	223
	Home Depot Inc.	5.400%	3/1/16	175	189
	Home Depot Inc.	3.950%	9/15/20	100	110
	Home Depot Inc.	4.400%	4/1/21	1,100	1,227
	Home Depot Inc.	3.750%	2/15/24	200	209
	Home Depot Inc.	5.875%	12/16/36	275	339
	Home Depot Inc.	5.400%	9/15/40	75	87
	Home Depot Inc.	5.950%	4/1/41	125	156
	Home Depot Inc.	4.875%	2/15/44	200	217
	Host Hotels & Resorts LP	6.000%	10/1/21	100	115
	Host Hotels & Resorts LP	4.750%	3/1/23	400	426
	Hyatt Hotels Corp.	3.875%	8/15/16	50	53
	Hyatt Hotels Corp.	5.375%	8/15/21	50	57
	Hyatt Hotels Corp.	3.375%	7/15/23	25	24
	International Game Technology	7.500%	6/15/19	125	142
	International Game Technology	5.500%	6/15/20	75	80
	Johnson Controls Inc.	2.600%	12/1/16	100	104
	Johnson Controls Inc.	5.000%	3/30/20	125	140
	Johnson Controls Inc.	4.250%	3/1/21	250	270
	Johnson Controls Inc.	3.750%	12/1/21	100	104
	Johnson Controls Inc.	6.000%	1/15/36	50	60
	Johnson Controls Inc.	5.250%	12/1/41	50	55
	Johnson Controls Inc.	4.950%	7/2/64	50	51

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Kohl’s Corp.	6.250%	12/15/17	50	58
Kohl’s Corp.	4.000%	11/1/21	300	313
Kohl’s Corp.	6.000%	1/15/33	100	112
Lowe’s Cos. Inc.	5.000%	10/15/15	150	158
Lowe’s Cos. Inc.	5.400%	10/15/16	150	166
Lowe’s Cos. Inc.	6.100%	9/15/17	75	86
Lowe’s Cos. Inc.	3.750%	4/15/21	500	535
Lowe’s Cos. Inc.	3.875%	9/15/23	75	79
Lowe’s Cos. Inc.	6.875%	2/15/28	25	32
Lowe’s Cos. Inc.	6.500%	3/15/29	200	249
Lowe’s Cos. Inc.	5.800%	10/15/36	175	211
Lowe’s Cos. Inc.	5.125%	11/15/41	375	416
Lowe’s Cos. Inc.	5.000%	9/15/43	50	55
Macy’s Retail Holdings Inc.	7.875%	7/15/15	650	698
Macy’s Retail Holdings Inc.	5.900%	12/1/16	107	119
Macy’s Retail Holdings Inc.	7.450%	7/15/17	325	382
Macy’s Retail Holdings Inc.	6.900%	4/1/29	225	282
Macy’s Retail Holdings Inc.	6.375%	3/15/37	125	155
Macy’s Retail Holdings Inc.	5.125%	1/15/42	300	318
Marriott International Inc.	6.200%	6/15/16	25	27
Marriott International Inc.	6.375%	6/15/17	50	57
Marriott International Inc.	3.000%	3/1/19	50	52
Marriott International Inc.	3.375%	10/15/20	225	233
MasterCard Inc.	2.000%	4/1/19	75	75
MasterCard Inc.	3.375%	4/1/24	150	152
McDonald’s Corp.	5.300%	3/15/17	125	139
McDonald’s Corp.	5.800%	10/15/17	325	371
McDonald’s Corp.	5.350%	3/1/18	100	113
McDonald’s Corp.	5.000%	2/1/19	100	114
McDonald’s Corp.	1.875%	5/29/19	50	50
McDonald’s Corp.	6.300%	10/15/37	50	65
McDonald’s Corp.	5.700%	2/1/39	100	121
McDonald’s Corp.	3.700%	2/15/42	375	344
McDonald’s Corp.	3.625%	5/1/43	25	23
MDC Holdings Inc.	6.000%	1/15/43	100	97
NIKE Inc.	3.625%	5/1/43	50	46
Nordstrom Inc.	6.250%	1/15/18	75	87
Nordstrom Inc.	4.750%	5/1/20	400	446
Nordstrom Inc.	4.000%	10/15/21	175	187
Nordstrom Inc.	5.000%	1/15/44	315	343
NVR Inc.	3.950%	9/15/22	75	76
O’Reilly Automotive Inc.	4.875%	1/14/21	25	27
O’Reilly Automotive Inc.	3.850%	6/15/23	50	51
PACCAR Financial Corp.	0.800%	2/8/16	75	75
PACCAR Financial Corp.	1.150%	8/16/16	200	202
PACCAR Financial Corp.	1.600%	3/15/17	25	25
QVC Inc.	3.125%	4/1/19	125	127
QVC Inc.	5.125%	7/2/22	25	27
QVC Inc.	4.850%	4/1/24	125	131
QVC Inc.	5.950%	3/15/43	125	134
Ralph Lauren Corp.	2.125%	9/26/18	50	51
Signet UK Finance plc	4.700%	6/15/24	75	75
Staples Inc.	2.750%	1/12/18	250	253
Staples Inc.	4.375%	1/12/23	100	100
Starbucks Corp.	3.850%	10/1/23	250	263
Target Corp.	5.375%	5/1/17	225	252
Target Corp.	6.000%	1/15/18	200	230
Target Corp.	2.300%	6/26/19	300	302
Target Corp.	2.900%	1/15/22	175	175
Target Corp.	3.500%	7/1/24	175	177
Target Corp.	6.350%	11/1/32	175	220
Target Corp.	6.500%	10/15/37	125	164
Target Corp.	7.000%	1/15/38	275	383
Target Corp.	4.000%	7/1/42	150	142
Time Warner Inc.	3.150%	7/15/15	575	591
Time Warner Inc.	5.875%	11/15/16	75	83
Time Warner Inc.	4.875%	3/15/20	350	392
Time Warner Inc.	4.700%	1/15/21	50	55
Time Warner Inc.	4.750%	3/29/21	675	748
Time Warner Inc.	7.625%	4/15/31	300	413
Time Warner Inc.	7.700%	5/1/32	375	523

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Time Warner Inc.	6.500%	11/15/36	175	215
Time Warner Inc.	6.200%	3/15/40	100	119
Time Warner Inc.	6.100%	7/15/40	175	206
Time Warner Inc.	6.250%	3/29/41	50	60
Time Warner Inc.	4.900%	6/15/42	325	331
Time Warner Inc.	5.350%	12/15/43	25	27
TJX Cos. Inc.	6.950%	4/15/19	150	182
TJX Cos. Inc.	2.500%	5/15/23	300	285
Toyota Motor Credit Corp.	0.875%	7/17/15	50	50
Toyota Motor Credit Corp.	2.800%	1/11/16	50	52
Toyota Motor Credit Corp.	2.000%	9/15/16	175	180
Toyota Motor Credit Corp.	2.050%	1/12/17	450	461
Toyota Motor Credit Corp.	1.125%	5/16/17	300	300
Toyota Motor Credit Corp.	1.250%	10/5/17	175	175
Toyota Motor Credit Corp.	1.375%	1/10/18	300	300
Toyota Motor Credit Corp.	2.000%	10/24/18	25	25
Toyota Motor Credit Corp.	4.250%	1/11/21	125	137
Toyota Motor Credit Corp.	2.750%	5/17/21	200	201
Toyota Motor Credit Corp.	3.400%	9/15/21	75	78
Toyota Motor Credit Corp.	3.300%	1/12/22	275	283
Toyota Motor Credit Corp.	2.625%	1/10/23	200	194
VF Corp.	5.950%	11/1/17	75	86
VF Corp.	3.500%	9/1/21	200	209
VF Corp.	6.450%	11/1/37	50	64
Viacom Inc.	2.500%	12/15/16	175	180
Viacom Inc.	3.500%	4/1/17	50	53
Viacom Inc.	6.125%	10/5/17	75	86
Viacom Inc.	2.500%	9/1/18	125	128
Viacom Inc.	2.200%	4/1/19	300	301
Viacom Inc.	5.625%	9/15/19	275	317
Viacom Inc.	3.875%	12/15/21	25	26
Viacom Inc.	3.125%	6/15/22	50	50
Viacom Inc.	4.250%	9/1/23	75	79
Viacom Inc.	3.875%	4/1/24	300	305
Viacom Inc.	6.875%	4/30/36	375	474
Viacom Inc.	4.375%	3/15/43	106	98
Viacom Inc.	5.850%	9/1/43	75	86
Viacom Inc.	5.250%	4/1/44	300	317
Wal-Mart Stores Inc.	4.500%	7/1/15	225	234
Wal-Mart Stores Inc.	1.500%	10/25/15	190	193
Wal-Mart Stores Inc.	0.600%	4/11/16	150	150
Wal-Mart Stores Inc.	5.375%	4/5/17	25	28
Wal-Mart Stores Inc.	5.800%	2/15/18	425	490
Wal-Mart Stores Inc.	1.125%	4/11/18	150	148
Wal-Mart Stores Inc.	1.950%	12/15/18	75	76
Wal-Mart Stores Inc.	3.625%	7/8/20	25	27
Wal-Mart Stores Inc.	3.250%	10/25/20	325	341
Wal-Mart Stores Inc.	4.250%	4/15/21	200	221
Wal-Mart Stores Inc.	2.550%	4/11/23	150	144
Wal-Mart Stores Inc.	3.300%	4/22/24	300	303
Wal-Mart Stores Inc.	5.875%	4/5/27	725	900
Wal-Mart Stores Inc.	7.550%	2/15/30	175	249
Wal-Mart Stores Inc.	5.250%	9/1/35	150	173
Wal-Mart Stores Inc.	6.500%	8/15/37	900	1,186
Wal-Mart Stores Inc.	6.200%	4/15/38	300	383
Wal-Mart Stores Inc.	5.625%	4/15/41	475	573
Wal-Mart Stores Inc.	4.000%	4/11/43	150	144
Wal-Mart Stores Inc.	4.300%	4/22/44	300	300
Walgreen Co.	1.800%	9/15/17	50	51
Walgreen Co.	3.100%	9/15/22	200	196
Walgreen Co.	4.400%	9/15/42	75	72
Walt Disney Co.	0.450%	12/1/15	100	100
Walt Disney Co.	5.625%	9/15/16	375	415
Walt Disney Co.	1.100%	12/1/17	400	398
Walt Disney Co.	5.875%	12/15/17	175	201
Walt Disney Co.	1.850%	5/30/19	50	50
Walt Disney Co.	2.750%	8/16/21	100	101
Walt Disney Co.	2.350%	12/1/22	75	72
Walt Disney Co.	4.375%	8/16/41	75	77
Walt Disney Co.	4.125%	12/1/41	275	270
Walt Disney Co.	3.700%	12/1/42	125	115

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Walt Disney Co.	4.125%	6/1/44	75	74
	Western Union Co.	5.930%	10/1/16	125	137
	Western Union Co.	5.253%	4/1/20	133	147
	Western Union Co.	6.200%	11/17/36	75	78
	Western Union Co.	6.200%	6/21/40	200	208
	Wyndham Worldwide Corp.	2.950%	3/1/17	200	208
	Wyndham Worldwide Corp.	2.500%	3/1/18	50	51
	Wyndham Worldwide Corp.	4.250%	3/1/22	175	180
	Wyndham Worldwide Corp.	3.900%	3/1/23	50	50
	Yum! Brands Inc.	6.250%	4/15/16	50	55
	Yum! Brands Inc.	6.250%	3/15/18	28	32

	Consumer Noncyclical (3.4%)
	Abbott Laboratories	4.125%	5/27/20	25	28
	Abbott Laboratories	6.150%	11/30/37	175	226
	Abbott Laboratories	6.000%	4/1/39	25	32
	Abbott Laboratories	5.300%	5/27/40	300	353
	AbbVie Inc.	1.200%	11/6/15	350	352
	AbbVie Inc.	1.750%	11/6/17	600	603
	AbbVie Inc.	2.000%	11/6/18	225	226
	AbbVie Inc.	2.900%	11/6/22	1,000	966
	AbbVie Inc.	4.400%	11/6/42	100	97
6	Actavis Funding SCS	1.300%	6/15/17	300	299
6	Actavis Funding SCS	3.850%	6/15/24	100	101
6	Actavis Funding SCS	4.850%	6/15/44	245	246
	Actavis Inc.	1.875%	10/1/17	100	101
	Actavis Inc.	3.250%	10/1/22	675	662
	Actavis Inc.	4.625%	10/1/42	50	49
	Allergan Inc.	5.750%	4/1/16	25	27
	Allergan Inc.	1.350%	3/15/18	25	24
	Allergan Inc.	2.800%	3/15/23	100	90
	Altria Group Inc.	4.125%	9/11/15	475	494
	Altria Group Inc.	9.700%	11/10/18	167	219
	Altria Group Inc.	9.250%	8/6/19	185	246
	Altria Group Inc.	2.850%	8/9/22	75	72
	Altria Group Inc.	9.950%	11/10/38	100	166
	Altria Group Inc.	10.200%	2/6/39	430	728
	Altria Group Inc.	4.250%	8/9/42	150	140
	Altria Group Inc.	4.500%	5/2/43	100	96
	Altria Group Inc.	5.375%	1/31/44	250	273
	AmerisourceBergen Corp.	4.875%	11/15/19	25	28
	AmerisourceBergen Corp.	3.500%	11/15/21	300	312
	Amgen Inc.	2.300%	6/15/16	150	154
	Amgen Inc.	2.500%	11/15/16	200	207
	Amgen Inc.	2.125%	5/15/17	225	231
	Amgen Inc.	5.850%	6/1/17	150	169
	Amgen Inc.	5.700%	2/1/19	75	87
	Amgen Inc.	3.450%	10/1/20	225	236
	Amgen Inc.	4.100%	6/15/21	150	161
	Amgen Inc.	3.875%	11/15/21	200	212
	Amgen Inc.	3.625%	5/15/22	225	232
	Amgen Inc.	3.625%	5/22/24	500	504
	Amgen Inc.	6.375%	6/1/37	125	155
	Amgen Inc.	6.900%	6/1/38	150	196
	Amgen Inc.	6.400%	2/1/39	175	218
	Amgen Inc.	5.750%	3/15/40	125	145
	Amgen Inc.	4.950%	10/1/41	150	158
	Amgen Inc.	5.150%	11/15/41	325	348
	Amgen Inc.	5.650%	6/15/42	175	199
	Amgen Inc.	5.375%	5/15/43	75	83
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	75	85
	Anheuser-Busch Cos. LLC	6.800%	8/20/32	150	197
	Anheuser-Busch Cos. LLC	5.750%	4/1/36	115	139
	Anheuser-Busch InBev Finance Inc.	1.125%	1/27/17	100	100
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	425	428
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	250	240
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	500	513
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	285
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	200	207
	Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	300	311
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	525	526

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	700	865
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	175	215
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	500	576
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	150	170
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	75	83
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	200	192
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	229
	Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	75	97
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	225	204
	Archer-Daniels-Midland Co.	5.450%	3/15/18	75	85
	Archer-Daniels-Midland Co.	4.479%	3/1/21	225	249
	Archer-Daniels-Midland Co.	5.935%	10/1/32	100	122
	Archer-Daniels-Midland Co.	5.375%	9/15/35	275	320
	Archer-Daniels-Midland Co.	5.765%	3/1/41	50	62
	Archer-Daniels-Midland Co.	4.016%	4/16/43	25	24
3	Ascension Health Alliance	4.847%	11/15/53	200	219
	AstraZeneca plc	5.900%	9/15/17	550	627
	AstraZeneca plc	1.950%	9/18/19	25	25
	AstraZeneca plc	6.450%	9/15/37	450	582
	AstraZeneca plc	4.000%	9/18/42	250	236
	Avon Products Inc.	2.375%	3/15/16	100	102
	Avon Products Inc.	4.600%	3/15/20	25	26
	Avon Products Inc.	5.000%	3/15/23	50	51
	Avon Products Inc.	6.950%	3/15/43	125	128
	Baptist Health South Florida Obligated
	Group Revenue	4.590%	8/15/21	50	54
	Baxter International Inc.	6.250%	12/1/37	75	95
	Baxter International Inc.	3.650%	8/15/42	450	398
	Beam Suntory Inc.	5.375%	1/15/16	45	48
	Beam Suntory Inc.	1.875%	5/15/17	25	25
	Beam Suntory Inc.	3.250%	5/15/22	50	49
	Becton Dickinson & Co.	5.000%	5/15/19	50	57
	Becton Dickinson & Co.	3.250%	11/12/20	300	313
	Becton Dickinson & Co.	3.125%	11/8/21	65	67
	Biogen Idec Inc.	6.875%	3/1/18	325	381
	Boston Scientific Corp.	6.250%	11/15/15	325	348
	Boston Scientific Corp.	2.650%	10/1/18	200	205
	Boston Scientific Corp.	6.000%	1/15/20	200	233
	Boston Scientific Corp.	7.000%	11/15/35	25	32
	Boston Scientific Corp.	7.375%	1/15/40	50	69
	Bottling Group LLC	5.500%	4/1/16	250	271
	Bottling Group LLC	5.125%	1/15/19	100	114
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	255
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	259
	Bristol-Myers Squibb Co.	6.800%	11/15/26	100	130
	Bristol-Myers Squibb Co.	5.875%	11/15/36	112	138
	Bristol-Myers Squibb Co.	6.125%	5/1/38	50	63
	Bristol-Myers Squibb Co.	3.250%	8/1/42	75	62
	Bristol-Myers Squibb Co.	4.500%	3/1/44	50	51
	Brown-Forman Corp.	1.000%	1/15/18	150	147
	Brown-Forman Corp.	2.250%	1/15/23	50	46
	Brown-Forman Corp.	3.750%	1/15/43	25	23
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	25	26
	Bunge Ltd. Finance Corp.	4.100%	3/15/16	50	52
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	275	345
	Campbell Soup Co.	3.050%	7/15/17	25	26
	Campbell Soup Co.	4.250%	4/15/21	100	107
	Campbell Soup Co.	3.800%	8/2/42	75	65
	Cardinal Health Inc.	1.700%	3/15/18	100	100
	Cardinal Health Inc.	4.625%	12/15/20	125	139
	Cardinal Health Inc.	3.200%	3/15/23	150	149
	Cardinal Health Inc.	4.600%	3/15/43	25	25
	CareFusion Corp.	6.375%	8/1/19	50	58
	CareFusion Corp.	3.300%	3/1/23	300	290
3	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	200	191
	Celgene Corp.	2.450%	10/15/15	50	51
	Celgene Corp.	1.900%	8/15/17	75	76
	Celgene Corp.	2.300%	8/15/18	100	102
	Celgene Corp.	2.250%	5/15/19	125	125
	Celgene Corp.	3.950%	10/15/20	25	27
	Celgene Corp.	3.250%	8/15/22	175	175

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Celgene Corp.	4.000%	8/15/23	100	104
Celgene Corp.	3.625%	5/15/24	125	125
Celgene Corp.	5.700%	10/15/40	50	58
Celgene Corp.	5.250%	8/15/43	75	82
Celgene Corp.	4.625%	5/15/44	175	175
Church & Dwight Co. Inc.	3.350%	12/15/15	50	52
Clorox Co.	3.800%	11/15/21	100	105
Coca-Cola Co.	1.500%	11/15/15	200	203
Coca-Cola Co.	1.800%	9/1/16	450	461
Coca-Cola Co.	5.350%	11/15/17	450	511
Coca-Cola Co.	4.875%	3/15/19	200	228
Coca-Cola Co.	3.150%	11/15/20	125	131
Coca-Cola Co.	3.300%	9/1/21	250	260
Coca-Cola Co.	3.200%	11/1/23	300	303
Coca-Cola Enterprises Inc.	3.500%	9/15/20	300	313
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	110
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	250	258
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	350	386
Colgate-Palmolive Co.	1.300%	1/15/17	200	203
Colgate-Palmolive Co.	1.750%	3/15/19	75	75
Colgate-Palmolive Co.	2.450%	11/15/21	75	75
Colgate-Palmolive Co.	2.100%	5/1/23	50	47
Colgate-Palmolive Co.	3.250%	3/15/24	100	102
ConAgra Foods Inc.	1.300%	1/25/16	25	25
ConAgra Foods Inc.	1.900%	1/25/18	75	75
ConAgra Foods Inc.	7.000%	4/15/19	25	30
ConAgra Foods Inc.	3.250%	9/15/22	125	123
ConAgra Foods Inc.	3.200%	1/25/23	750	725
ConAgra Foods Inc.	7.125%	10/1/26	150	190
ConAgra Foods Inc.	4.650%	1/25/43	100	98
Covidien International Finance SA	6.000%	10/15/17	225	257
Covidien International Finance SA	3.200%	6/15/22	200	202
Covidien International Finance SA	6.550%	10/15/37	175	229
CR Bard Inc.	1.375%	1/15/18	225	223
Delhaize Group SA	5.700%	10/1/40	200	213
DENTSPLY International Inc.	2.750%	8/15/16	75	78
Diageo Capital plc	1.500%	5/11/17	275	278
Diageo Capital plc	5.750%	10/23/17	25	28
Diageo Capital plc	4.828%	7/15/20	300	338
Diageo Capital plc	2.625%	4/29/23	500	478
Diageo Finance BV	5.300%	10/28/15	75	80
Diageo Investment Corp.	2.875%	5/11/22	100	99
Diageo Investment Corp.	4.250%	5/11/42	75	74
Dignity Health California GO	3.125%	11/1/22	50	48
Dignity Health California GO	4.500%	11/1/42	200	185
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	75	77
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	70	82
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	125	127
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	75	74
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	50	48
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	25	35
Edwards Lifesciences Corp.	2.875%	10/15/18	50	51
Eli Lilly & Co.	5.200%	3/15/17	150	167
Eli Lilly & Co.	1.950%	3/15/19	125	126
Eli Lilly & Co.	5.500%	3/15/27	150	180
Eli Lilly & Co.	5.550%	3/15/37	150	178
Eli Lilly & Co.	4.650%	6/15/44	100	105
Energizer Holdings Inc.	4.700%	5/19/21	50	51
Energizer Holdings Inc.	4.700%	5/24/22	25	26
Estee Lauder Cos. Inc.	2.350%	8/15/22	75	71
Estee Lauder Cos. Inc.	3.700%	8/15/42	25	23
Express Scripts Holding Co.	3.125%	5/15/16	100	104
Express Scripts Holding Co.	2.650%	2/15/17	350	363
Express Scripts Holding Co.	7.250%	6/15/19	50	61
Express Scripts Holding Co.	4.750%	11/15/21	150	166
Express Scripts Holding Co.	3.900%	2/15/22	100	105
Express Scripts Holding Co.	6.125%	11/15/41	175	212
Flowers Foods Inc.	4.375%	4/1/22	75	79
Fomento Economico Mexicano
SAB de CV	4.375%	5/10/43	100	94
Genentech Inc.	4.750%	7/15/15	50	52

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Genentech Inc.	5.250%	7/15/35	250	289
General Mills Inc.	5.700%	2/15/17	150	168
General Mills Inc.	5.650%	2/15/19	775	898
General Mills Inc.	3.150%	12/15/21	25	25
Gilead Sciences Inc.	2.050%	4/1/19	400	400
Gilead Sciences Inc.	4.500%	4/1/21	150	166
Gilead Sciences Inc.	4.400%	12/1/21	400	439
Gilead Sciences Inc.	3.700%	4/1/24	350	359
Gilead Sciences Inc.	5.650%	12/1/41	100	117
Gilead Sciences Inc.	4.800%	4/1/44	300	319
GlaxoSmithKline Capital Inc.	0.700%	3/18/16	50	50
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	675	773
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	50	49
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	650	843
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	99
GlaxoSmithKline Capital plc	1.500%	5/8/17	525	531
GlaxoSmithKline Capital plc	2.850%	5/8/22	100	99
Hasbro Inc.	6.300%	9/15/17	175	199
Hasbro Inc.	6.350%	3/15/40	300	358
Hershey Co.	5.450%	9/1/16	50	55
Hershey Co.	1.500%	11/1/16	100	102
Hershey Co.	4.125%	12/1/20	50	55
Hormel Foods Corp.	4.125%	4/15/21	25	27
Ingredion Inc.	3.200%	11/1/15	25	26
Ingredion Inc.	4.625%	11/1/20	25	27
Ingredion Inc.	6.625%	4/15/37	25	31
International Flavors & Fragrances Inc.	3.200%	5/1/23	25	24
JM Smucker Co.	3.500%	10/15/21	50	52
Johnson & Johnson	5.550%	8/15/17	500	569
Johnson & Johnson	6.950%	9/1/29	25	35
Johnson & Johnson	4.950%	5/15/33	150	173
Johnson & Johnson	5.950%	8/15/37	200	259
Johnson & Johnson	4.500%	9/1/40	150	162
Kaiser Foundation Hospitals	3.500%	4/1/22	50	50
Kaiser Foundation Hospitals	4.875%	4/1/42	100	109
Kellogg Co.	1.875%	11/17/16	350	357
Kellogg Co.	4.150%	11/15/19	125	136
Kellogg Co.	4.000%	12/15/20	500	531
Kimberly-Clark Corp.	4.875%	8/15/15	200	210
Kimberly-Clark Corp.	6.125%	8/1/17	275	315
Kimberly-Clark Corp.	6.250%	7/15/18	50	59
Kimberly-Clark Corp.	3.625%	8/1/20	140	150
Kimberly-Clark Corp.	6.625%	8/1/37	250	337
Koninklijke Philips NV	5.750%	3/11/18	200	228
Koninklijke Philips NV	3.750%	3/15/22	300	313
Koninklijke Philips NV	6.875%	3/11/38	175	233
Koninklijke Philips NV	5.000%	3/15/42	50	55
Kraft Foods Group Inc.	1.625%	6/4/15	50	50
Kraft Foods Group Inc.	2.250%	6/5/17	150	154
Kraft Foods Group Inc.	6.125%	8/23/18	75	87
Kraft Foods Group Inc.	5.375%	2/10/20	65	74
Kraft Foods Group Inc.	3.500%	6/6/22	150	154
Kraft Foods Group Inc.	6.875%	1/26/39	425	555
Kraft Foods Group Inc.	5.000%	6/4/42	325	347
Kroger Co.	3.900%	10/1/15	500	520
Kroger Co.	2.200%	1/15/17	100	103
Kroger Co.	6.150%	1/15/20	75	88
Kroger Co.	4.000%	2/1/24	175	182
Kroger Co.	8.000%	9/15/29	125	166
Kroger Co.	7.500%	4/1/31	100	132
Kroger Co.	6.900%	4/15/38	75	97
Kroger Co.	5.150%	8/1/43	100	108
Laboratory Corp. of America Holdings	5.625%	12/15/15	75	80
Laboratory Corp. of America Holdings	2.200%	8/23/17	25	25
Laboratory Corp. of America Holdings	2.500%	11/1/18	50	51
Laboratory Corp. of America Holdings	3.750%	8/23/22	25	25
Life Technologies Corp.	3.500%	1/15/16	50	52
Life Technologies Corp.	6.000%	3/1/20	125	146
Life Technologies Corp.	5.000%	1/15/21	75	84
Lorillard Tobacco Co.	3.500%	8/4/16	50	52
Lorillard Tobacco Co.	8.125%	6/23/19	175	218

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Lorillard Tobacco Co.	3.750%	5/20/23	250	247
	Lorillard Tobacco Co.	7.000%	8/4/41	75	92
	Mattel Inc.	1.700%	3/15/18	50	50
	Mattel Inc.	3.150%	3/15/23	25	24
	Mattel Inc.	5.450%	11/1/41	50	54
3	Mayo Clinic	3.774%	11/15/43	275	254
3	Mayo Clinic	4.000%	11/15/47	100	95
	McCormick & Co. Inc.	3.900%	7/15/21	50	54
	McKesson Corp.	3.250%	3/1/16	425	442
	McKesson Corp.	4.750%	3/1/21	25	28
	McKesson Corp.	6.000%	3/1/41	475	572
	Mead Johnson Nutrition Co.	4.900%	11/1/19	100	112
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	119
	Medco Health Solutions Inc.	2.750%	9/15/15	300	307
	Medco Health Solutions Inc.	7.125%	3/15/18	250	296
	Medtronic Inc.	4.750%	9/15/15	100	105
	Medtronic Inc.	5.600%	3/15/19	25	29
	Medtronic Inc.	4.450%	3/15/20	125	138
	Medtronic Inc.	2.750%	4/1/23	275	266
	Medtronic Inc.	3.625%	3/15/24	50	51
	Medtronic Inc.	6.500%	3/15/39	25	32
	Medtronic Inc.	5.550%	3/15/40	350	410
	Medtronic Inc.	4.000%	4/1/43	100	95
	Memorial Sloan-Kettering Cancer
	Center New York GO	5.000%	7/1/42	50	55
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	150	145
	Merck & Co. Inc.	2.250%	1/15/16	400	411
	Merck & Co. Inc.	6.000%	9/15/17	200	230
	Merck & Co. Inc.	1.100%	1/31/18	50	49
	Merck & Co. Inc.	3.875%	1/15/21	250	269
	Merck & Co. Inc.	2.400%	9/15/22	250	241
	Merck & Co. Inc.	6.500%	12/1/33	75	100
	Merck & Co. Inc.	6.550%	9/15/37	125	167
	Merck & Co. Inc.	3.600%	9/15/42	75	67
	Merck & Co. Inc.	4.150%	5/18/43	25	24
	Merck Sharp & Dohme Corp.	4.750%	3/1/15	200	206
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	100	114
	Merck Sharp & Dohme Corp.	6.400%	3/1/28	50	64
	Merck Sharp & Dohme Corp.	5.950%	12/1/28	75	94
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	350	429
	Merck Sharp & Dohme Corp.	5.850%	6/30/39	75	92
	Molson Coors Brewing Co.	2.000%	5/1/17	25	25
	Molson Coors Brewing Co.	3.500%	5/1/22	25	25
	Molson Coors Brewing Co.	5.000%	5/1/42	100	104
	Mondelez International Inc.	4.125%	2/9/16	700	736
	Mondelez International Inc.	6.500%	8/11/17	150	173
	Mondelez International Inc.	5.375%	2/10/20	285	327
	Mondelez International Inc.	4.000%	2/1/24	500	516
	Mondelez International Inc.	6.500%	11/1/31	100	125
	Mondelez International Inc.	6.875%	2/1/38	75	98
	Mondelez International Inc.	6.875%	1/26/39	25	33
	Mondelez International Inc.	6.500%	2/9/40	225	287
	Mylan Inc.	1.800%	6/24/16	25	25
	Mylan Inc.	1.350%	11/29/16	250	251
	Mylan Inc.	2.600%	6/24/18	50	51
	Mylan Inc.	2.550%	3/28/19	250	252
	Mylan Inc.	4.200%	11/29/23	250	258
	Mylan Inc.	5.400%	11/29/43	200	215
	Newell Rubbermaid Inc.	2.050%	12/1/17	300	304
	Novant Health Inc.	5.850%	11/1/19	150	174
	Novant Health Inc.	4.371%	11/1/43	150	146
	Novartis Capital Corp.	2.900%	4/24/15	125	128
	Novartis Capital Corp.	2.400%	9/21/22	75	72
	Novartis Capital Corp.	3.700%	9/21/42	75	69
	Novartis Capital Corp.	4.400%	5/6/44	350	364
	Novartis Securities Investment Ltd.	5.125%	2/10/19	650	741
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	100	104
	Pepsi Bottling Group Inc.	7.000%	3/1/29	150	200
	PepsiAmericas Inc.	5.000%	5/15/17	100	111

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	PepsiCo Inc.	0.700%	8/13/15	450	451
	PepsiCo Inc.	2.500%	5/10/16	200	206
	PepsiCo Inc.	1.250%	8/13/17	200	201
	PepsiCo Inc.	5.000%	6/1/18	325	366
	PepsiCo Inc.	7.900%	11/1/18	275	343
	PepsiCo Inc.	4.500%	1/15/20	25	28
	PepsiCo Inc.	3.000%	8/25/21	150	152
	PepsiCo Inc.	2.750%	3/5/22	275	272
	PepsiCo Inc.	5.500%	1/15/40	250	293
	PepsiCo Inc.	4.875%	11/1/40	200	217
	PepsiCo Inc.	4.000%	3/5/42	175	167
	PerkinElmer Inc.	5.000%	11/15/21	75	81
6	Perrigo Co. plc	1.300%	11/8/16	200	200
6	Perrigo Co. plc	2.300%	11/8/18	200	200
6	Perrigo Co. plc	4.000%	11/15/23	200	203
6	Perrigo Co. plc	5.300%	11/15/43	150	160
	Pfizer Inc.	6.200%	3/15/19	600	713
	Pfizer Inc.	2.100%	5/15/19	100	101
	Pfizer Inc.	3.400%	5/15/24	200	203
	Pfizer Inc.	7.200%	3/15/39	275	388
	Pfizer Inc.	4.400%	5/15/44	100	102
	Pharmacia Corp.	6.600%	12/1/28	75	98
	Philip Morris International Inc.	2.500%	5/16/16	700	725
	Philip Morris International Inc.	1.625%	3/20/17	50	51
	Philip Morris International Inc.	1.125%	8/21/17	75	75
	Philip Morris International Inc.	5.650%	5/16/18	325	373
	Philip Morris International Inc.	2.625%	3/6/23	175	170
	Philip Morris International Inc.	6.375%	5/16/38	200	256
	Philip Morris International Inc.	4.375%	11/15/41	425	425
	Philip Morris International Inc.	4.500%	3/20/42	50	51
	Philip Morris International Inc.	3.875%	8/21/42	25	23
	Philip Morris International Inc.	4.125%	3/4/43	125	121
	Philip Morris International Inc.	4.875%	11/15/43	150	162
3	Procter & Gamble - Esop	9.360%	1/1/21	304	390
	Procter & Gamble Co.	3.500%	2/15/15	150	153
	Procter & Gamble Co.	1.450%	8/15/16	50	51
	Procter & Gamble Co.	4.700%	2/15/19	100	113
	Procter & Gamble Co.	2.300%	2/6/22	425	414
	Procter & Gamble Co.	6.450%	1/15/26	75	98
	Procter & Gamble Co.	5.500%	2/1/34	125	151
	Procter & Gamble Co.	5.550%	3/5/37	325	395
	Quest Diagnostics Inc.	5.450%	11/1/15	200	212
	Quest Diagnostics Inc.	2.700%	4/1/19	75	76
	Quest Diagnostics Inc.	4.250%	4/1/24	100	102
	Quest Diagnostics Inc.	6.950%	7/1/37	75	91
	Reynolds American Inc.	1.050%	10/30/15	25	25
	Reynolds American Inc.	6.750%	6/15/17	150	172
	Reynolds American Inc.	3.250%	11/1/22	75	72
	Reynolds American Inc.	4.850%	9/15/23	25	27
	Reynolds American Inc.	7.250%	6/15/37	125	157
	Reynolds American Inc.	4.750%	11/1/42	75	71
	Reynolds American Inc.	6.150%	9/15/43	25	29
	Safeway Inc.	6.350%	8/15/17	100	114
	Safeway Inc.	5.000%	8/15/19	125	131
	Safeway Inc.	3.950%	8/15/20	250	255
	Safeway Inc.	7.250%	2/1/31	75	78
	Sanofi	2.625%	3/29/16	200	207
	Sanofi	1.250%	4/10/18	275	272
	Sanofi	4.000%	3/29/21	600	649
	St. Jude Medical Inc.	3.250%	4/15/23	175	174
	St. Jude Medical Inc.	4.750%	4/15/43	175	179
	Stryker Corp.	3.000%	1/15/15	50	51
	Stryker Corp.	2.000%	9/30/16	100	103
	Stryker Corp.	4.375%	1/15/20	50	55
	Stryker Corp.	3.375%	5/15/24	200	199
	Stryker Corp.	4.375%	5/15/44	100	99
	Sysco Corp.	5.250%	2/12/18	250	280
	Sysco Corp.	5.375%	9/21/35	100	115
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	75	77
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	100	102
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	925	886

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	200	241
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	25	24
Thermo Fisher Scientific Inc.	3.200%	5/1/15	200	204
Thermo Fisher Scientific Inc.	2.250%	8/15/16	500	513
Thermo Fisher Scientific Inc.	4.500%	3/1/21	300	329
Tupperware Brands Corp.	4.750%	6/1/21	50	54
Tyson Foods Inc.	4.500%	6/15/22	275	289
Unilever Capital Corp.	2.750%	2/10/16	500	518
Unilever Capital Corp.	4.250%	2/10/21	200	220
Unilever Capital Corp.	5.900%	11/15/32	50	65
UST LLC	5.750%	3/1/18	75	85
Whirlpool Corp.	1.350%	3/1/17	175	176
Whirlpool Corp.	4.000%	3/1/24	175	180
Wyeth LLC	5.500%	2/15/16	200	216
Wyeth LLC	5.450%	4/1/17	50	56
Wyeth LLC	6.450%	2/1/24	100	124
Wyeth LLC	6.500%	2/1/34	250	327
Wyeth LLC	6.000%	2/15/36	175	219
Wyeth LLC	5.950%	4/1/37	650	796
Zimmer Holdings Inc.	4.625%	11/30/19	50	55
Zimmer Holdings Inc.	3.375%	11/30/21	100	102
Zimmer Holdings Inc.	5.750%	11/30/39	50	58
Zoetis Inc.	1.150%	2/1/16	25	25
Zoetis Inc.	1.875%	2/1/18	25	25
Zoetis Inc.	3.250%	2/1/23	500	495
Zoetis Inc.	4.700%	2/1/43	50	51

Energy (1.8%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	125	163
Anadarko Petroleum Corp.	5.950%	9/15/16	500	554
Anadarko Petroleum Corp.	6.450%	9/15/36	200	255
Anadarko Petroleum Corp.	7.950%	6/15/39	25	37
Anadarko Petroleum Corp.	6.200%	3/15/40	275	345
Apache Corp.	5.625%	1/15/17	100	111
Apache Corp.	1.750%	4/15/17	75	76
Apache Corp.	6.900%	9/15/18	300	360
Apache Corp.	3.625%	2/1/21	75	79
Apache Corp.	6.000%	1/15/37	350	427
Apache Corp.	5.100%	9/1/40	350	384
Apache Corp.	4.750%	4/15/43	200	210
Baker Hughes Inc.	3.200%	8/15/21	300	310
Baker Hughes Inc.	6.875%	1/15/29	100	133
Baker Hughes Inc.	5.125%	9/15/40	275	312
BP Capital Markets plc	3.125%	10/1/15	450	465
BP Capital Markets plc	3.200%	3/11/16	225	235
BP Capital Markets plc	2.248%	11/1/16	500	516
BP Capital Markets plc	1.846%	5/5/17	225	230
BP Capital Markets plc	1.375%	11/6/17	200	200
BP Capital Markets plc	4.750%	3/10/19	175	196
BP Capital Markets plc	2.237%	5/10/19	425	428
BP Capital Markets plc	4.500%	10/1/20	225	250
BP Capital Markets plc	4.742%	3/11/21	350	391
BP Capital Markets plc	3.245%	5/6/22	250	253
BP Capital Markets plc	2.500%	11/6/22	75	71
BP Capital Markets plc	2.750%	5/10/23	300	289
BP Capital Markets plc	3.994%	9/26/23	200	210
BP Capital Markets plc	3.814%	2/10/24	400	414
Burlington Resources Finance Co.	7.400%	12/1/31	175	246
Cameron International Corp.	6.375%	7/15/18	150	175
Cameron International Corp.	3.700%	6/15/24	100	101
Cameron International Corp.	7.000%	7/15/38	100	131
Canadian Natural Resources Ltd.	6.000%	8/15/16	125	138
Canadian Natural Resources Ltd.	5.700%	5/15/17	225	253
Canadian Natural Resources Ltd.	7.200%	1/15/32	225	296
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	156
Canadian Natural Resources Ltd.	6.500%	2/15/37	150	190
Cenovus Energy Inc.	5.700%	10/15/19	50	58
Cenovus Energy Inc.	6.750%	11/15/39	375	489
Cenovus Energy Inc.	4.450%	9/15/42	150	148
Cenovus Energy Inc.	5.200%	9/15/43	100	110
Chevron Corp.	0.889%	6/24/16	25	25

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Chevron Corp.	1.104%	12/5/17	175	174
	Chevron Corp.	1.718%	6/24/18	350	353
	Chevron Corp.	4.950%	3/3/19	275	313
	Chevron Corp.	2.355%	12/5/22	325	312
	Chevron Corp.	3.191%	6/24/23	75	76
	ConocoPhillips	5.750%	2/1/19	875	1,019
	ConocoPhillips	5.900%	10/15/32	50	62
	ConocoPhillips	5.900%	5/15/38	50	63
	ConocoPhillips	6.500%	2/1/39	200	267
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	250	277
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	200	254
	ConocoPhillips Holding Co.	6.950%	4/15/29	150	205
	Continental Resources Inc.	5.000%	9/15/22	350	381
	Continental Resources Inc.	4.500%	4/15/23	325	347
6	Continental Resources Inc.	3.800%	6/1/24	600	604
6	Continental Resources Inc.	4.900%	6/1/44	75	77
	Devon Energy Corp.	2.400%	7/15/16	50	51
	Devon Energy Corp.	1.875%	5/15/17	100	102
	Devon Energy Corp.	4.000%	7/15/21	100	106
	Devon Energy Corp.	3.250%	5/15/22	125	126
	Devon Energy Corp.	7.950%	4/15/32	50	71
	Devon Energy Corp.	5.600%	7/15/41	250	289
	Devon Energy Corp.	4.750%	5/15/42	75	78
	Devon Financing Co. LLC	7.875%	9/30/31	300	421
	Diamond Offshore Drilling Inc.	4.875%	7/1/15	25	26
	Diamond Offshore Drilling Inc.	5.875%	5/1/19	75	87
	Diamond Offshore Drilling Inc.	3.450%	11/1/23	25	25
	Diamond Offshore Drilling Inc.	5.700%	10/15/39	100	113
	Diamond Offshore Drilling Inc.	4.875%	11/1/43	125	126
	Encana Corp.	5.900%	12/1/17	225	257
	Encana Corp.	6.500%	8/15/34	325	400
	Encana Corp.	6.625%	8/15/37	125	156
	Ensco plc	3.250%	3/15/16	125	130
	Ensco plc	4.700%	3/15/21	225	245
	EOG Resources Inc.	5.875%	9/15/17	125	143
	EOG Resources Inc.	4.400%	6/1/20	100	111
	EOG Resources Inc.	4.100%	2/1/21	350	381
	EOG Resources Inc.	2.625%	3/15/23	200	193
	EQT Corp.	6.500%	4/1/18	350	398
	FMC Technologies Inc.	2.000%	10/1/17	100	101
	FMC Technologies Inc.	3.450%	10/1/22	25	25
	Halliburton Co.	1.000%	8/1/16	125	126
	Halliburton Co.	2.000%	8/1/18	125	126
	Halliburton Co.	6.150%	9/15/19	200	238
	Halliburton Co.	3.500%	8/1/23	225	231
	Halliburton Co.	6.700%	9/15/38	125	168
	Halliburton Co.	7.450%	9/15/39	200	289
	Halliburton Co.	4.750%	8/1/43	100	108
	Hess Corp.	3.500%	7/15/24	100	100
	Hess Corp.	7.875%	10/1/29	350	481
	Hess Corp.	7.125%	3/15/33	100	133
	Hess Corp.	6.000%	1/15/40	150	180
	Hess Corp.	5.600%	2/15/41	100	116
	Husky Energy Inc.	6.150%	6/15/19	100	116
	Husky Energy Inc.	4.000%	4/15/24	150	156
	Husky Energy Inc.	6.800%	9/15/37	50	66
	Kerr-McGee Corp.	6.950%	7/1/24	250	321
	Kerr-McGee Corp.	7.875%	9/15/31	50	71
	Marathon Oil Corp.	0.900%	11/1/15	275	276
	Marathon Oil Corp.	6.000%	10/1/17	125	143
	Marathon Oil Corp.	5.900%	3/15/18	46	53
	Marathon Oil Corp.	2.800%	11/1/22	175	170
	Marathon Oil Corp.	6.800%	3/15/32	300	380
	Marathon Petroleum Corp.	3.500%	3/1/16	250	261
	Marathon Petroleum Corp.	5.125%	3/1/21	375	425
	Murphy Oil Corp.	2.500%	12/1/17	200	205
	Murphy Oil Corp.	3.700%	12/1/22	50	50
	Murphy Oil Corp.	5.125%	12/1/42	125	124
	Nabors Industries Inc.	6.150%	2/15/18	450	515
	Nabors Industries Inc.	5.000%	9/15/20	175	196
	National Oilwell Varco Inc.	1.350%	12/1/17	200	200

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
National Oilwell Varco Inc.	2.600%	12/1/22	25	24
National Oilwell Varco Inc.	3.950%	12/1/42	125	119
Noble Energy Inc.	8.250%	3/1/19	475	599
Noble Energy Inc.	5.250%	11/15/43	375	413
Noble Holding International Ltd.	2.500%	3/15/17	100	102
Noble Holding International Ltd.	4.900%	8/1/20	125	138
Noble Holding International Ltd.	3.950%	3/15/22	50	51
Noble Holding International Ltd.	6.200%	8/1/40	100	114
Noble Holding International Ltd.	6.050%	3/1/41	150	169
Noble Holding International Ltd.	5.250%	3/15/42	100	103
Occidental Petroleum Corp.	2.500%	2/1/16	200	206
Occidental Petroleum Corp.	1.500%	2/15/18	750	749
Occidental Petroleum Corp.	4.100%	2/1/21	350	380
Occidental Petroleum Corp.	2.700%	2/15/23	350	340
Petro-Canada	7.875%	6/15/26	25	34
Petro-Canada	7.000%	11/15/28	100	130
Petro-Canada	5.350%	7/15/33	150	168
Petro-Canada	6.800%	5/15/38	225	298
Phillips 66	2.950%	5/1/17	350	367
Phillips 66	4.300%	4/1/22	275	297
Phillips 66	5.875%	5/1/42	175	209
Pioneer Natural Resources Co.	6.875%	5/1/18	250	295
Pioneer Natural Resources Co.	3.950%	7/15/22	200	210
Pride International Inc.	8.500%	6/15/19	450	574
Pride International Inc.	6.875%	8/15/20	275	334
Rowan Cos. Inc.	5.000%	9/1/17	175	190
Rowan Cos. Inc.	7.875%	8/1/19	75	92
Rowan Cos. Inc.	4.750%	1/15/24	50	53
Rowan Cos. Inc.	5.850%	1/15/44	100	108
Schlumberger Investment SA	3.650%	12/1/23	225	234
Shell International Finance BV	3.100%	6/28/15	975	1,001
Shell International Finance BV	3.250%	9/22/15	100	103
Shell International Finance BV	0.625%	12/4/15	25	25
Shell International Finance BV	1.900%	8/10/18	75	76
Shell International Finance BV	2.000%	11/15/18	50	51
Shell International Finance BV	4.300%	9/22/19	550	611
Shell International Finance BV	3.400%	8/12/23	75	77
Shell International Finance BV	6.375%	12/15/38	475	623
Shell International Finance BV	5.500%	3/25/40	125	149
Shell International Finance BV	4.550%	8/12/43	150	157
Southwestern Energy Co.	7.500%	2/1/18	175	209
Southwestern Energy Co.	4.100%	3/15/22	75	79
Suncor Energy Inc.	6.100%	6/1/18	25	29
Suncor Energy Inc.	5.950%	12/1/34	75	90
Suncor Energy Inc.	6.500%	6/15/38	825	1,061
Talisman Energy Inc.	7.750%	6/1/19	200	248
Talisman Energy Inc.	3.750%	2/1/21	225	233
Talisman Energy Inc.	5.850%	2/1/37	150	164
Talisman Energy Inc.	6.250%	2/1/38	125	145
Tosco Corp.	8.125%	2/15/30	100	147
Total Capital Canada Ltd.	1.450%	1/15/18	75	75
Total Capital Canada Ltd.	2.750%	7/15/23	125	121
Total Capital International SA	1.000%	8/12/16	100	101
Total Capital International SA	1.550%	6/28/17	350	354
Total Capital International SA	2.125%	1/10/19	350	355
Total Capital International SA	2.750%	6/19/21	150	152
Total Capital International SA	2.875%	2/17/22	300	299
Total Capital International SA	2.700%	1/25/23	50	48
Total Capital International SA	3.700%	1/15/24	475	492
Total Capital International SA	3.750%	4/10/24	300	312
Total Capital SA	2.125%	8/10/18	250	254
Total Capital SA	4.450%	6/24/20	375	418
Total Capital SA	4.125%	1/28/21	125	136
Transocean Inc.	4.950%	11/15/15	850	896
Transocean Inc.	2.500%	10/15/17	75	77
Transocean Inc.	6.000%	3/15/18	75	85
Transocean Inc.	6.500%	11/15/20	100	116
Transocean Inc.	6.375%	12/15/21	50	58
Transocean Inc.	3.800%	10/15/22	75	74
Transocean Inc.	7.500%	4/15/31	175	211
Transocean Inc.	6.800%	3/15/38	150	171

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Valero Energy Corp.	9.375%	3/15/19	100	131
	Valero Energy Corp.	6.125%	2/1/20	75	89
	Valero Energy Corp.	7.500%	4/15/32	725	954
	Weatherford International LLC	6.350%	6/15/17	250	284
	Weatherford International LLC	6.800%	6/15/37	150	183
	Weatherford International Ltd.	6.000%	3/15/18	325	369
	Weatherford International Ltd.	4.500%	4/15/22	125	133
	Weatherford International Ltd.	6.500%	8/1/36	275	326
	Weatherford International Ltd.	6.750%	9/15/40	100	122
	XTO Energy Inc.	6.250%	8/1/17	375	432

	Other Industrial (0.1%)
	California Institute of Technology GO	4.700%	11/1/11	50	49
	Cintas Corp. No 2	6.125%	12/1/17	150	170
	Cintas Corp. No 2	3.250%	6/1/22	75	74
	Fluor Corp.	3.375%	9/15/21	75	77
	Howard Hughes Medical Institute	3.500%	9/1/23	175	180
3	Johns Hopkins University Maryland GO	4.083%	7/1/53	75	73
	Massachusetts Institute of
	Technology GO	4.678%	7/1/14	75	80
	Massachusetts Institute of
	Technology GO	5.600%	7/1/11	200	248
3	Northwestern University GO	4.643%	12/1/44	75	82
	University of Pennsylvania GO	4.674%	9/1/12	250	248
	URS Corp.	5.000%	4/1/22	150	153
	Yale University Connecticut GO	2.086%	4/15/19	50	51

	Technology (1.5%)
	Adobe Systems Inc.	4.750%	2/1/20	175	195
	Agilent Technologies Inc.	5.500%	9/14/15	50	53
	Agilent Technologies Inc.	6.500%	11/1/17	400	460
	Agilent Technologies Inc.	3.200%	10/1/22	275	267
	Agilent Technologies Inc.	3.875%	7/15/23	100	101
	Altera Corp.	1.750%	5/15/17	50	51
	Altera Corp.	2.500%	11/15/18	250	254
	Altera Corp.	4.100%	11/15/23	75	78
	Amphenol Corp.	2.550%	1/30/19	200	203
	Analog Devices Inc.	2.875%	6/1/23	150	144
	Apple Inc.	0.450%	5/3/16	300	299
	Apple Inc.	1.050%	5/5/17	450	451
	Apple Inc.	1.000%	5/3/18	450	441
	Apple Inc.	2.100%	5/6/19	325	327
	Apple Inc.	2.850%	5/6/21	475	479
	Apple Inc.	2.400%	5/3/23	725	686
	Apple Inc.	3.450%	5/6/24	450	453
	Apple Inc.	3.850%	5/4/43	450	415
	Apple Inc.	4.450%	5/6/44	175	176
	Applied Materials Inc.	2.650%	6/15/16	50	52
	Applied Materials Inc.	4.300%	6/15/21	150	163
	Applied Materials Inc.	5.850%	6/15/41	150	175
	Arrow Electronics Inc.	3.375%	11/1/15	75	77
	Arrow Electronics Inc.	4.500%	3/1/23	50	52
	Autodesk Inc.	1.950%	12/15/17	25	25
	Autodesk Inc.	3.600%	12/15/22	25	25
	Avnet Inc.	5.875%	6/15/20	200	226
	Baidu Inc.	2.750%	6/9/19	200	200
	Baidu Inc.	3.500%	11/28/22	500	491
	Broadcom Corp.	2.700%	11/1/18	50	52
	Broadcom Corp.	2.500%	8/15/22	325	307
	Broadridge Financial Solutions Inc.	3.950%	9/1/20	25	26
	CA Inc.	5.375%	12/1/19	175	197
	CA Inc.	4.500%	8/15/23	75	79
	Cisco Systems Inc.	5.500%	2/22/16	200	216
	Cisco Systems Inc.	1.100%	3/3/17	100	100
	Cisco Systems Inc.	3.150%	3/14/17	50	53
	Cisco Systems Inc.	4.950%	2/15/19	475	537
	Cisco Systems Inc.	2.125%	3/1/19	600	604
	Cisco Systems Inc.	4.450%	1/15/20	825	915
	Cisco Systems Inc.	2.900%	3/4/21	75	76
	Cisco Systems Inc.	3.625%	3/4/24	125	128
	Cisco Systems Inc.	5.900%	2/15/39	200	243

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Cisco Systems Inc.	5.500%	1/15/40	275	320
Computer Sciences Corp.	6.500%	3/15/18	50	58
Corning Inc.	6.625%	5/15/19	25	30
Corning Inc.	3.700%	11/15/23	200	206
Corning Inc.	4.700%	3/15/37	475	497
Corning Inc.	5.750%	8/15/40	75	90
Dun & Bradstreet Corp.	4.375%	12/1/22	50	51
EMC Corp.	1.875%	6/1/18	460	463
EMC Corp.	2.650%	6/1/20	165	166
EMC Corp.	3.375%	6/1/23	220	223
Equifax Inc.	6.300%	7/1/17	25	28
Fidelity National Information
Services Inc.	2.000%	4/15/18	25	25
Fidelity National Information
Services Inc.	5.000%	3/15/22	50	53
Fidelity National Information
Services Inc.	3.500%	4/15/23	650	639
Fiserv Inc.	3.125%	10/1/15	50	51
Fiserv Inc.	6.800%	11/20/17	150	174
Fiserv Inc.	3.500%	10/1/22	150	150
Google Inc.	2.125%	5/19/16	25	26
Google Inc.	3.625%	5/19/21	150	160
Harris Corp.	4.400%	12/15/20	50	53
Harris Corp.	6.150%	12/15/40	75	88
Hewlett-Packard Co.	2.125%	9/13/15	250	254
Hewlett-Packard Co.	3.000%	9/15/16	150	156
Hewlett-Packard Co.	3.300%	12/9/16	50	53
Hewlett-Packard Co.	2.600%	9/15/17	150	155
Hewlett-Packard Co.	5.500%	3/1/18	75	85
Hewlett-Packard Co.	3.750%	12/1/20	325	339
Hewlett-Packard Co.	4.300%	6/1/21	850	906
Hewlett-Packard Co.	4.375%	9/15/21	200	214
Hewlett-Packard Co.	4.650%	12/9/21	350	381
Hewlett-Packard Co.	6.000%	9/15/41	100	115
Intel Corp.	1.950%	10/1/16	100	103
Intel Corp.	1.350%	12/15/17	775	775
Intel Corp.	3.300%	10/1/21	100	103
Intel Corp.	2.700%	12/15/22	275	267
Intel Corp.	4.000%	12/15/32	150	150
Intel Corp.	4.800%	10/1/41	475	503
Intel Corp.	4.250%	12/15/42	325	319
International Business Machines Corp.	2.000%	1/5/16	25	26
International Business Machines Corp.	5.700%	9/14/17	2,150	2,448
International Business Machines Corp.	1.950%	2/12/19	225	226
International Business Machines Corp.	1.625%	5/15/20	25	24
International Business Machines Corp.	3.375%	8/1/23	50	50
International Business Machines Corp.	3.625%	2/12/24	400	411
International Business Machines Corp.	7.000%	10/30/25	300	395
International Business Machines Corp.	6.220%	8/1/27	75	95
International Business Machines Corp.	6.500%	1/15/28	75	97
International Business Machines Corp.	5.600%	11/30/39	98	117
International Business Machines Corp.	4.000%	6/20/42	68	65
Jabil Circuit Inc.	5.625%	12/15/20	100	109
Juniper Networks Inc.	3.100%	3/15/16	30	31
Juniper Networks Inc.	4.600%	3/15/21	50	54
Juniper Networks Inc.	5.950%	3/15/41	25	28
KLA-Tencor Corp.	6.900%	5/1/18	125	147
Leidos Holdings Inc.	4.450%	12/1/20	75	77
Leidos Holdings Inc.	5.950%	12/1/40	75	75
Leidos Inc.	5.500%	7/1/33	25	24
Lexmark International Inc.	6.650%	6/1/18	150	170
Maxim Integrated Products Inc.	3.375%	3/15/23	25	24
Microsoft Corp.	1.625%	9/25/15	150	152
Microsoft Corp.	1.000%	5/1/18	200	196
Microsoft Corp.	4.200%	6/1/19	25	28
Microsoft Corp.	3.000%	10/1/20	225	235
Microsoft Corp.	2.125%	11/15/22	200	191
Microsoft Corp.	2.375%	5/1/23	250	242
Microsoft Corp.	3.625%	12/15/23	300	313
Microsoft Corp.	5.200%	6/1/39	25	28
Microsoft Corp.	4.500%	10/1/40	100	103

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Microsoft Corp.	5.300%	2/8/41	50	58
	Microsoft Corp.	3.500%	11/15/42	280	249
	Microsoft Corp.	3.750%	5/1/43	45	42
	Motorola Solutions Inc.	3.750%	5/15/22	250	248
	Motorola Solutions Inc.	7.500%	5/15/25	50	63
	NetApp Inc.	3.375%	6/15/21	300	301
	Oracle Corp.	5.250%	1/15/16	275	295
	Oracle Corp.	1.200%	10/15/17	325	324
	Oracle Corp.	5.750%	4/15/18	300	345
	Oracle Corp.	2.375%	1/15/19	225	229
	Oracle Corp.	5.000%	7/8/19	550	627
	Oracle Corp.	2.250%	10/8/19	225	225
	Oracle Corp.	2.800%	7/8/21	300	300
	Oracle Corp.	2.500%	10/15/22	250	239
	Oracle Corp.	3.400%	7/8/24	300	299
	Oracle Corp.	4.300%	7/8/34	300	300
	Oracle Corp.	6.500%	4/15/38	200	257
	Oracle Corp.	6.125%	7/8/39	150	189
	Oracle Corp.	5.375%	7/15/40	600	679
	Oracle Corp.	4.500%	7/8/44	200	200
	Pitney Bowes Inc.	4.625%	3/15/24	750	776
6	Seagate HDD Cayman	3.750%	11/15/18	200	204
	Seagate HDD Cayman	7.000%	11/1/21	100	114
6	Seagate HDD Cayman	4.750%	6/1/23	150	151
6	Seagate HDD Cayman	4.750%	1/1/25	725	718
	Symantec Corp.	2.750%	9/15/15	25	26
	Symantec Corp.	2.750%	6/15/17	175	181
	Symantec Corp.	4.200%	9/15/20	50	52
	Symantec Corp.	3.950%	6/15/22	175	178
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	150	156
	Texas Instruments Inc.	0.450%	8/3/15	225	225
	Texas Instruments Inc.	2.375%	5/16/16	75	78
	Texas Instruments Inc.	1.650%	8/3/19	350	344
	Total System Services Inc.	2.375%	6/1/18	75	75
	Tyco Electronics Group SA	6.550%	10/1/17	75	87
	Tyco Electronics Group SA	7.125%	10/1/37	300	393
	Verisk Analytics Inc.	4.125%	9/12/22	125	128
	Xerox Corp.	6.400%	3/15/16	100	109
	Xerox Corp.	6.750%	2/1/17	100	113
	Xerox Corp.	2.950%	3/15/17	500	522
	Xerox Corp.	6.350%	5/15/18	175	203
	Xerox Corp.	5.625%	12/15/19	25	29
	Xerox Corp.	2.800%	5/15/20	75	75
	Xerox Corp.	3.800%	5/15/24	50	50
	Xerox Corp.	6.750%	12/15/39	175	212
	Xilinx Inc.	2.125%	3/15/19	100	100
	Xilinx Inc.	3.000%	3/15/21	100	101

	Transportation (0.6%)
[3,6]	American Airlines 2013-1 Class A
	Pass Through Trust	4.000%	1/15/27	29	30
[3,6]	American Airlines 2013-2 Class A
	Pass Through Trust	4.950%	7/15/24	49	53
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	100	112
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	100	115
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	151
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	149
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	206
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	155
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	225	244
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	284
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	247
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	100	99
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	107
	Canadian National Railway Co.	5.800%	6/1/16	100	110
	Canadian National Railway Co.	5.550%	3/1/19	300	346
	Canadian National Railway Co.	2.850%	12/15/21	200	201
	Canadian National Railway Co.	6.200%	6/1/36	75	96
	Canadian National Railway Co.	6.375%	11/15/37	100	133
	Canadian Pacific Railway Co.	7.250%	5/15/19	150	184
	Canadian Pacific Railway Co.	4.450%	3/15/23	225	247

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	132
	Canadian Pacific Railway Co.	5.950%	5/15/37	150	186
	Canadian Pacific Railway Ltd.	5.750%	1/15/42	225	271
	Con-way Inc.	7.250%	1/15/18	25	29
	Con-way Inc.	6.700%	5/1/34	150	164
3	Continental Airlines 2009-2 Class A
	Pass Through Trust	7.250%	5/10/21	120	141
3	Continental Airlines 2012-1 Class A
	Pass Through Trust	4.150%	10/11/25	523	546
3	Continental Airlines 2012-2 Class A
	Pass Through Trust	4.000%	4/29/26	97	100
	CSX Corp.	5.600%	5/1/17	175	195
	CSX Corp.	7.900%	5/1/17	73	86
	CSX Corp.	6.250%	3/15/18	375	436
	CSX Corp.	7.375%	2/1/19	425	520
	CSX Corp.	6.000%	10/1/36	50	61
	CSX Corp.	6.220%	4/30/40	152	191
	CSX Corp.	5.500%	4/15/41	225	259
	CSX Corp.	4.750%	5/30/42	275	288
3	Delta Air Lines 2007-1 Class A
	Pass Through Trust	6.821%	2/10/24	163	192
3	Delta Air Lines 2009-1 Class A
	Pass Through Trust	7.750%	12/17/19	215	252
3	Delta Air Lines 2010-2 Class A
	Pass Through Trust	4.950%	11/23/20	91	99
	FedEx Corp.	2.625%	8/1/22	75	72
	FedEx Corp.	3.875%	8/1/42	100	90
3	Hawaiian Airlines 2013-1 Class A
	Pass Through Certificates	3.900%	1/15/26	295	293
	JB Hunt Transport Services Inc.	3.375%	9/15/15	250	257
	Kansas City Southern de
	Mexico SA de CV	2.350%	5/15/20	25	24
	Kansas City Southern de
	Mexico SA de CV	3.000%	5/15/23	100	94
	Kansas City Southern Railway Co.	4.300%	5/15/43	75	71
	Norfolk Southern Corp.	7.700%	5/15/17	450	530
	Norfolk Southern Corp.	5.750%	4/1/18	100	114
	Norfolk Southern Corp.	5.900%	6/15/19	175	205
	Norfolk Southern Corp.	2.903%	2/15/23	48	47
	Norfolk Southern Corp.	7.800%	5/15/27	160	216
	Norfolk Southern Corp.	4.837%	10/1/41	513	545
	Ryder System Inc.	7.200%	9/1/15	100	107
	Ryder System Inc.	3.600%	3/1/16	230	240
	Ryder System Inc.	5.850%	11/1/16	25	27
	Ryder System Inc.	2.450%	11/15/18	250	254
	Ryder System Inc.	2.350%	2/26/19	350	352
	Ryder System Inc.	2.550%	6/1/19	300	304
	Southwest Airlines Co.	5.750%	12/15/16	75	83
3	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	38	43
	Union Pacific Corp.	4.163%	7/15/22	659	719
	Union Pacific Corp.	4.750%	9/15/41	350	379
	Union Pacific Corp.	4.821%	2/1/44	150	164
3	United Airlines 2013-1 Class A
	Pass Through Trust	4.300%	2/15/27	100	105
3	United Airlines 2014-1 Class A
	Pass Through Trust	4.000%	10/11/27	200	205
	United Parcel Service Inc.	5.500%	1/15/18	175	200
	United Parcel Service Inc.	5.125%	4/1/19	100	114
	United Parcel Service Inc.	3.125%	1/15/21	725	755
	United Parcel Service Inc.	2.450%	10/1/22	450	437
	United Parcel Service Inc.	6.200%	1/15/38	203	264
	United Parcel Service Inc.	3.625%	10/1/42	25	23
3	US Airways Inc. 2012-2 Class A
	Pass Through Trust	4.625%	12/3/26	48	51
					353,098
Utilities (2.9%)
	Electric (1.8%)
	AEP Texas Central Co.	6.650%	2/15/33	200	257
	Alabama Power Co.	5.500%	10/15/17	225	254

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Alabama Power Co.	5.200%	6/1/41	175	203
Alabama Power Co.	3.850%	12/1/42	25	24
Ameren Illinois Co.	6.125%	11/15/17	25	29
Ameren Illinois Co.	2.700%	9/1/22	500	492
American Electric Power Co. Inc.	1.650%	12/15/17	150	151
American Electric Power Co. Inc.	2.950%	12/15/22	25	24
Appalachian Power Co.	4.600%	3/30/21	50	55
Appalachian Power Co.	6.700%	8/15/37	250	328
Arizona Public Service Co.	8.750%	3/1/19	200	258
Arizona Public Service Co.	3.350%	6/15/24	50	50
Arizona Public Service Co.	4.500%	4/1/42	25	26
Arizona Public Service Co.	4.700%	1/15/44	100	109
Atlantic City Electric Co.	7.750%	11/15/18	100	122
Baltimore Gas & Electric Co.	3.500%	11/15/21	350	366
Berkshire Hathaway Energy Co.	5.750%	4/1/18	575	658
Berkshire Hathaway Energy Co.	2.000%	11/15/18	125	125
Berkshire Hathaway Energy Co.	3.750%	11/15/23	100	103
Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	274
Berkshire Hathaway Energy Co.	6.500%	9/15/37	50	64
Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	168
CenterPoint Energy Houston
Electric LLC	6.950%	3/15/33	50	68
CenterPoint Energy Houston
Electric LLC	4.500%	4/1/44	50	53
CenterPoint Energy Inc.	6.500%	5/1/18	200	234
Cleco Power LLC	6.000%	12/1/40	100	122
Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	262
CMS Energy Corp.	8.750%	6/15/19	200	258
CMS Energy Corp.	3.875%	3/1/24	25	26
CMS Energy Corp.	4.700%	3/31/43	125	128
Commonwealth Edison Co.	5.950%	8/15/16	125	138
Commonwealth Edison Co.	6.150%	9/15/17	325	373
Commonwealth Edison Co.	5.800%	3/15/18	75	86
Commonwealth Edison Co.	4.000%	8/1/20	25	27
Commonwealth Edison Co.	5.900%	3/15/36	50	62
Commonwealth Edison Co.	6.450%	1/15/38	175	233
Commonwealth Edison Co.	4.600%	8/15/43	300	322
Commonwealth Edison Co.	4.700%	1/15/44	175	190
Connecticut Light & Power Co.	2.500%	1/15/23	125	119
Connecticut Light & Power Co.	4.300%	4/15/44	500	506
Consolidated Edison Co. of
New York Inc.	6.650%	4/1/19	550	661
Consolidated Edison Co. of
New York Inc.	5.300%	3/1/35	200	229
Consolidated Edison Co. of
New York Inc.	5.850%	3/15/36	275	337
Consolidated Edison Co. of
New York Inc.	6.200%	6/15/36	75	95
Consolidated Edison Co. of
New York Inc.	4.450%	3/15/44	200	204
Constellation Energy Group Inc.	4.550%	6/15/15	300	311
Constellation Energy Group Inc.	5.150%	12/1/20	200	225
Consumers Energy Co.	5.500%	8/15/16	100	110
Consumers Energy Co.	5.650%	9/15/18	275	317
Consumers Energy Co.	3.375%	8/15/23	275	283
Consumers Energy Co.	3.950%	5/15/43	75	73
Delmarva Power & Light Co.	3.500%	11/15/23	25	26
Delmarva Power & Light Co.	4.000%	6/1/42	50	48
Dominion Resources Inc.	5.150%	7/15/15	375	392
Dominion Resources Inc.	6.000%	11/30/17	250	286
Dominion Resources Inc.	6.400%	6/15/18	342	401
Dominion Resources Inc.	6.300%	3/15/33	100	123
Dominion Resources Inc.	5.950%	6/15/35	225	272
Dominion Resources Inc.	4.050%	9/15/42	100	93
DTE Electric Co.	3.900%	6/1/21	100	108
DTE Electric Co.	2.650%	6/15/22	225	221
DTE Electric Co.	3.650%	3/15/24	175	181
DTE Electric Co.	3.375%	3/1/25	225	227
DTE Electric Co.	3.950%	6/15/42	50	48
DTE Electric Co.	4.000%	4/1/43	225	218
Duke Energy Carolinas LLC	4.300%	6/15/20	250	276

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Duke Energy Carolinas LLC	3.900%	6/15/21	500	542
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	153
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	125
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	32
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	32
	Duke Energy Carolinas LLC	5.300%	2/15/40	100	117
	Duke Energy Carolinas LLC	4.000%	9/30/42	75	73
	Duke Energy Corp.	2.100%	6/15/18	75	76
	Duke Energy Corp.	5.050%	9/15/19	75	85
	Duke Energy Corp.	3.050%	8/15/22	75	75
	Duke Energy Corp.	3.750%	4/15/24	325	334
	Duke Energy Florida Inc.	0.650%	11/15/15	300	301
	Duke Energy Florida Inc.	5.650%	6/15/18	75	86
	Duke Energy Florida Inc.	6.350%	9/15/37	225	297
	Duke Energy Florida Inc.	6.400%	6/15/38	200	266
	Duke Energy Florida Inc.	3.850%	11/15/42	200	189
	Duke Energy Indiana Inc.	3.750%	7/15/20	25	27
	Duke Energy Indiana Inc.	6.350%	8/15/38	225	296
	Duke Energy Indiana Inc.	4.200%	3/15/42	400	401
	Duke Energy Progress Inc.	5.300%	1/15/19	175	200
	Duke Energy Progress Inc.	4.375%	3/30/44	550	573
	El Paso Electric Co.	6.000%	5/15/35	50	59
	Entergy Arkansas Inc.	3.750%	2/15/21	75	80
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	200	226
	Entergy Louisiana LLC	5.400%	11/1/24	475	555
	Entergy Texas Inc.	7.125%	2/1/19	325	393
	Exelon Generation Co. LLC	6.200%	10/1/17	125	143
	Exelon Generation Co. LLC	4.000%	10/1/20	225	238
	Exelon Generation Co. LLC	5.600%	6/15/42	205	221
	FirstEnergy Solutions Corp.	6.800%	8/15/39	125	134
	Florida Power & Light Co.	5.550%	11/1/17	75	85
	Florida Power & Light Co.	5.625%	4/1/34	25	31
	Florida Power & Light Co.	5.400%	9/1/35	75	89
	Florida Power & Light Co.	6.200%	6/1/36	50	65
	Florida Power & Light Co.	5.650%	2/1/37	100	123
	Florida Power & Light Co.	5.850%	5/1/37	25	31
	Florida Power & Light Co.	5.960%	4/1/39	475	609
	Georgia Power Co.	3.000%	4/15/16	575	599
	Georgia Power Co.	5.400%	6/1/40	300	349
	Iberdrola International BV	6.750%	7/15/36	75	93
	Indiana Michigan Power Co.	6.050%	3/15/37	200	243
3	Integrys Energy Group Inc.	6.110%	12/1/66	150	154
	Interstate Power & Light Co.	6.250%	7/15/39	50	65
	ITC Holdings Corp.	4.050%	7/1/23	75	78
	ITC Holdings Corp.	5.300%	7/1/43	50	55
	Jersey Central Power & Light Co.	5.625%	5/1/16	125	135
	Jersey Central Power & Light Co.	5.650%	6/1/17	250	278
3	John Sevier Combined Cycle
	Generation LLC	4.626%	1/15/42	73	76
	Kansas City Power & Light Co.	6.050%	11/15/35	50	60
	Kansas City Power & Light Co.	5.300%	10/1/41	100	112
	Kentucky Utilities Co.	3.250%	11/1/20	50	52
	Kentucky Utilities Co.	5.125%	11/1/40	125	143
	Kentucky Utilities Co.	4.650%	11/15/43	250	267
	LG&E & KU Energy LLC	2.125%	11/15/15	75	76
	LG&E & KU Energy LLC	3.750%	11/15/20	100	106
	Louisville Gas & Electric Co.	1.625%	11/15/15	125	127
	Louisville Gas & Electric Co.	5.125%	11/15/40	125	145
	Louisville Gas & Electric Co.	4.650%	11/15/43	25	27
	MidAmerican Energy Co.	5.300%	3/15/18	50	57
	MidAmerican Energy Co.	6.750%	12/30/31	125	167
	MidAmerican Energy Co.	5.750%	11/1/35	125	153
	Mississippi Power Co.	4.250%	3/15/42	150	147
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	4/10/17	250	278
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	200	227
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	375	375
6	National Rural Utilities Cooperative
	Finance Corp.	4.023%	11/1/32	104	105

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	National Rural Utilities Cooperative
	Finance Corp.	4.750%	4/30/43	25	25
	Nevada Power Co.	7.125%	3/15/19	550	673
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	425	428
	NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	625	630
3	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	75	75
3	NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	75	78
	Northeast Utilities	1.450%	5/1/18	100	98
	Northern States Power Co.	5.250%	3/1/18	175	197
	Northern States Power Co.	6.250%	6/1/36	50	65
	Northern States Power Co.	6.200%	7/1/37	50	65
	Northern States Power Co.	5.350%	11/1/39	175	207
	NSTAR Electric Co.	5.625%	11/15/17	150	170
	NSTAR Electric Co.	2.375%	10/15/22	150	143
	NSTAR Electric Co.	5.500%	3/15/40	75	90
	NSTAR LLC	4.500%	11/15/19	25	27
	Oglethorpe Power Corp.	6.100%	3/15/19	75	87
	Oglethorpe Power Corp.	5.950%	11/1/39	50	61
	Oglethorpe Power Corp.	5.375%	11/1/40	125	143
	Ohio Power Co.	6.000%	6/1/16	75	82
	Oklahoma Gas & Electric Co.	5.850%	6/1/40	100	124
	Oklahoma Gas & Electric Co.	3.900%	5/1/43	50	48
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	175	188
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	125	176
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	225	325
	Pacific Gas & Electric Co.	5.625%	11/30/17	150	170
	Pacific Gas & Electric Co.	8.250%	10/15/18	200	250
	Pacific Gas & Electric Co.	3.250%	6/15/23	300	300
	Pacific Gas & Electric Co.	3.750%	2/15/24	50	52
	Pacific Gas & Electric Co.	6.050%	3/1/34	625	771
	Pacific Gas & Electric Co.	6.350%	2/15/38	100	127
	Pacific Gas & Electric Co.	5.400%	1/15/40	250	287
	Pacific Gas & Electric Co.	4.450%	4/15/42	225	230
	Pacific Gas & Electric Co.	4.600%	6/15/43	375	392
	Pacific Gas & Electric Co.	4.750%	2/15/44	150	159
	PacifiCorp	3.600%	4/1/24	125	129
	PacifiCorp	7.700%	11/15/31	600	867
	PacifiCorp	5.250%	6/15/35	100	116
	Peco Energy Co.	5.350%	3/1/18	50	56
	Peco Energy Co.	2.375%	9/15/22	75	72
	Pennsylvania Electric Co.	6.050%	9/1/17	75	85
	Pepco Holdings Inc.	2.700%	10/1/15	175	179
	PG&E Corp.	2.400%	3/1/19	100	101
	Potomac Electric Power Co.	6.500%	11/15/37	100	135
	PPL Capital Funding Inc.	1.900%	6/1/18	50	50
	PPL Capital Funding Inc.	3.400%	6/1/23	100	100
	PPL Capital Funding Inc.	3.950%	3/15/24	150	155
	PPL Capital Funding Inc.	4.700%	6/1/43	25	26
	PPL Capital Funding Inc.	5.000%	3/15/44	100	107
	PPL Electric Utilities Corp.	3.000%	9/15/21	125	127
	PPL Electric Utilities Corp.	4.125%	6/15/44	50	50
	Progress Energy Inc.	7.050%	3/15/19	400	487
	Progress Energy Inc.	3.150%	4/1/22	25	25
	Progress Energy Inc.	7.000%	10/30/31	119	157
	Progress Energy Inc.	6.000%	12/1/39	25	31
	PSEG Power LLC	8.625%	4/15/31	381	548
	Public Service Co. of Colorado	5.125%	6/1/19	275	314
	Public Service Co. of Colorado	3.200%	11/15/20	25	26
	Public Service Co. of Colorado	6.250%	9/1/37	25	33
	Public Service Co. of Colorado	4.750%	8/15/41	75	82
	Public Service Co. of Colorado	3.600%	9/15/42	175	161
	Public Service Co. of New Hampshire	3.500%	11/1/23	25	26
	Public Service Co. of Oklahoma	6.625%	11/15/37	200	260
	Public Service Electric & Gas Co.	5.300%	5/1/18	75	85
	Public Service Electric & Gas Co.	2.300%	9/15/18	125	128
	Public Service Electric & Gas Co.	1.800%	6/1/19	50	50
	Public Service Electric & Gas Co.	5.800%	5/1/37	75	93
	Public Service Electric & Gas Co.	4.000%	6/1/44	500	488
	Puget Energy Inc.	6.500%	12/15/20	75	91
	Puget Energy Inc.	6.000%	9/1/21	100	118
	Puget Sound Energy Inc.	5.483%	6/1/35	25	30

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Puget Sound Energy Inc.	6.274%	3/15/37	125	164
	Puget Sound Energy Inc.	5.757%	10/1/39	75	93
	Puget Sound Energy Inc.	5.764%	7/15/40	100	124
	Puget Sound Energy Inc.	4.434%	11/15/41	150	157
	San Diego Gas & Electric Co.	5.350%	5/15/35	25	30
	San Diego Gas & Electric Co.	4.500%	8/15/40	150	159
	San Diego Gas & Electric Co.	3.950%	11/15/41	175	170
	SCANA Corp.	4.750%	5/15/21	125	136
	SCANA Corp.	4.125%	2/1/22	200	209
	Sierra Pacific Power Co.	6.000%	5/15/16	100	110
	Sierra Pacific Power Co.	3.375%	8/15/23	50	51
	Sierra Pacific Power Co.	6.750%	7/1/37	150	202
	South Carolina Electric & Gas Co.	6.500%	11/1/18	200	238
	South Carolina Electric & Gas Co.	6.050%	1/15/38	25	32
	South Carolina Electric & Gas Co.	5.450%	2/1/41	100	120
	South Carolina Electric & Gas Co.	4.500%	6/1/64	50	51
	Southern California Edison Co.	5.000%	1/15/16	25	27
	Southern California Edison Co.	1.125%	5/1/17	50	50
	Southern California Edison Co.	3.875%	6/1/21	275	296
	Southern California Edison Co.	3.500%	10/1/23	175	181
	Southern California Edison Co.	6.650%	4/1/29	75	97
	Southern California Edison Co.	6.000%	1/15/34	50	63
	Southern California Edison Co.	5.750%	4/1/35	75	92
	Southern California Edison Co.	5.350%	7/15/35	100	117
	Southern California Edison Co.	5.625%	2/1/36	125	150
	Southern California Edison Co.	5.950%	2/1/38	200	252
	Southern California Edison Co.	4.500%	9/1/40	75	79
	Southern California Edison Co.	4.650%	10/1/43	175	188
	Southern Co.	2.375%	9/15/15	150	153
	Southern Power Co.	4.875%	7/15/15	200	209
	Southern Power Co.	5.150%	9/15/41	100	110
	Southwestern Electric Power Co.	6.450%	1/15/19	100	118
	Southwestern Electric Power Co.	3.550%	2/15/22	25	26
	Southwestern Electric Power Co.	6.200%	3/15/40	50	62
	Southwestern Public Service Co.	4.500%	8/15/41	100	106
	Tampa Electric Co.	6.100%	5/15/18	100	116
	Tampa Electric Co.	2.600%	9/15/22	75	73
	Tampa Electric Co.	6.550%	5/15/36	100	132
	Tampa Electric Co.	4.100%	6/15/42	50	49
	TECO Finance Inc.	4.000%	3/15/16	50	53
	TECO Finance Inc.	5.150%	3/15/20	50	56
	Toledo Edison Co.	6.150%	5/15/37	100	121
	TransAlta Corp.	6.650%	5/15/18	250	283
	Tucson Electric Power Co.	5.150%	11/15/21	50	56
	UIL Holdings Corp.	4.625%	10/1/20	75	80
	Union Electric Co.	3.500%	4/15/24	225	230
	Union Electric Co.	8.450%	3/15/39	150	245
	Virginia Electric & Power Co.	6.000%	1/15/36	125	157
	Virginia Electric & Power Co.	6.000%	5/15/37	100	126
	Virginia Electric & Power Co.	6.350%	11/30/37	50	66
	Virginia Electric & Power Co.	4.000%	1/15/43	250	241
	Virginia Electric & Power Co.	4.650%	8/15/43	125	134
	Virginia Electric and Power Co.	3.450%	2/15/24	50	51
	Virginia Electric and Power Co.	4.450%	2/15/44	50	52
	Westar Energy Inc.	4.125%	3/1/42	200	198
	Westar Energy Inc.	4.100%	4/1/43	50	49
	Westar Energy Inc.	4.625%	9/1/43	25	27
	Western Massachusetts Electric Co.	3.500%	9/15/21	75	78
	Wisconsin Electric Power Co.	4.250%	6/1/44	300	305
3	Wisconsin Energy Corp.	6.250%	5/15/67	425	441
	Wisconsin Power & Light Co.	5.000%	7/15/19	50	57
	Wisconsin Power & Light Co.	2.250%	11/15/22	75	71
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	132
	Xcel Energy Inc.	5.613%	4/1/17	78	87
	Xcel Energy Inc.	4.700%	5/15/20	100	112

	Natural Gas (1.0%)
	AGL Capital Corp.	3.500%	9/15/21	325	339
	AGL Capital Corp.	5.875%	3/15/41	75	92
	AGL Capital Corp.	4.400%	6/1/43	50	51
	Atmos Energy Corp.	8.500%	3/15/19	75	96

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Atmos Energy Corp.	5.500%	6/15/41	300	360
	Boardwalk Pipelines LP	5.500%	2/1/17	100	109
	Boardwalk Pipelines LP	3.375%	2/1/23	100	93
	British Transco Finance Inc.	6.625%	6/1/18	50	59
	Buckeye Partners LP	2.650%	11/15/18	225	229
	Buckeye Partners LP	4.150%	7/1/23	75	77
	Buckeye Partners LP	5.850%	11/15/43	25	28
	CenterPoint Energy Resources Corp.	6.150%	5/1/16	75	82
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	50	55
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	304
	DCP Midstream Operating LP	3.250%	10/1/15	100	103
	DCP Midstream Operating LP	2.500%	12/1/17	75	77
	DCP Midstream Operating LP	2.700%	4/1/19	100	101
	DCP Midstream Operating LP	3.875%	3/15/23	75	76
	DCP Midstream Operating LP	5.600%	4/1/44	100	111
	El Paso Pipeline Partners
	Operating Co. LLC	5.000%	10/1/21	150	164
	El Paso Pipeline Partners
	Operating Co. LLC	4.300%	5/1/24	300	303
	El Paso Pipeline Partners
	Operating Co. LLC	4.700%	11/1/42	675	628
6	Enable Midstream Partners LP	2.400%	5/15/19	100	100
6	Enable Midstream Partners LP	3.900%	5/15/24	100	100
6	Enable Midstream Partners LP	5.000%	5/15/44	100	102
	Enbridge Energy Partners LP	6.500%	4/15/18	75	87
	Enbridge Energy Partners LP	9.875%	3/1/19	225	297
	Enbridge Energy Partners LP	7.500%	4/15/38	150	200
	Enbridge Inc.	4.500%	6/10/44	100	99
	Energy Transfer Partners LP	6.125%	2/15/17	50	56
	Energy Transfer Partners LP	9.000%	4/15/19	229	293
	Energy Transfer Partners LP	4.150%	10/1/20	425	449
	Energy Transfer Partners LP	4.650%	6/1/21	100	108
	Energy Transfer Partners LP	5.200%	2/1/22	300	332
	Energy Transfer Partners LP	6.625%	10/15/36	150	178
	Energy Transfer Partners LP	6.050%	6/1/41	100	113
	Energy Transfer Partners LP	6.500%	2/1/42	475	566
	EnLink Midstream Partners LP	2.700%	4/1/19	100	101
	EnLink Midstream Partners LP	4.400%	4/1/24	50	52
	EnLink Midstream Partners LP	5.600%	4/1/44	50	56
7	Enron Corp.	9.125%	4/1/03	500	—
7	Enron Corp.	7.125%	5/15/07	150	—
7	Enron Corp.	6.875%	10/15/07	500	—
	Enterprise Products Operating LLC	6.300%	9/15/17	125	144
	Enterprise Products Operating LLC	6.650%	4/15/18	75	88
	Enterprise Products Operating LLC	6.500%	1/31/19	50	59
	Enterprise Products Operating LLC	3.350%	3/15/23	200	200
	Enterprise Products Operating LLC	3.900%	2/15/24	350	362
	Enterprise Products Operating LLC	6.875%	3/1/33	175	226
	Enterprise Products Operating LLC	7.550%	4/15/38	250	345
	Enterprise Products Operating LLC	5.950%	2/1/41	175	208
	Enterprise Products Operating LLC	4.450%	2/15/43	50	49
	Enterprise Products Operating LLC	4.850%	3/15/44	200	207
	Enterprise Products Operating LLC	5.100%	2/15/45	350	374
3	Enterprise Products Operating LLC	8.375%	8/1/66	100	112
3	Enterprise Products Operating LLC	7.034%	1/15/68	225	256
7	Internorth Inc.	9.625%	3/15/06	500	—
	KeySpan Corp.	8.000%	11/15/30	75	103
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	325	339
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	300	342
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	350	449
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	325	390
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	25	24
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	125	121
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	348
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	55
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	450	528
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	61
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	236
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	298
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	25	25
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	74

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Magellan Midstream Partners LP	5.650%	10/15/16	75	83
	Magellan Midstream Partners LP	6.550%	7/15/19	75	89
	Magellan Midstream Partners LP	4.250%	2/1/21	225	244
	Magellan Midstream Partners LP	5.150%	10/15/43	275	301
	National Fuel Gas Co.	3.750%	3/1/23	275	272
	National Grid plc	6.300%	8/1/16	325	360
	Nisource Finance Corp.	5.250%	9/15/17	150	167
	Nisource Finance Corp.	6.400%	3/15/18	75	87
	Nisource Finance Corp.	6.800%	1/15/19	75	89
	Nisource Finance Corp.	4.450%	12/1/21	100	108
	Nisource Finance Corp.	6.125%	3/1/22	75	89
	Nisource Finance Corp.	6.250%	12/15/40	150	180
	Nisource Finance Corp.	5.800%	2/1/42	150	172
	Nisource Finance Corp.	4.800%	2/15/44	125	126
6	ONE Gas Inc.	2.070%	2/1/19	75	75
6	ONE Gas Inc.	4.658%	2/1/44	25	27
	ONEOK Partners LP	3.250%	2/1/16	50	52
	ONEOK Partners LP	6.150%	10/1/16	150	167
	ONEOK Partners LP	2.000%	10/1/17	175	177
	ONEOK Partners LP	8.625%	3/1/19	225	284
	ONEOK Partners LP	3.375%	10/1/22	100	99
	Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	250	284
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	53
	Plains All American Pipeline LP /
	PAA Finance Corp.	6.500%	5/1/18	25	29
	Plains All American Pipeline LP /
	PAA Finance Corp.	8.750%	5/1/19	75	97
	Plains All American Pipeline LP /
	PAA Finance Corp.	5.000%	2/1/21	550	619
	Questar Corp.	2.750%	2/1/16	25	26
	Sempra Energy	6.500%	6/1/16	300	332
	Sempra Energy	6.150%	6/15/18	548	636
	Sempra Energy	2.875%	10/1/22	100	98
	Sempra Energy	6.000%	10/15/39	300	372
	Southern California Gas Co.	3.750%	9/15/42	25	24
	Southern California Gas Co.	4.450%	3/15/44	50	53
6	Southern Natural Gas Co. LLC	5.900%	4/1/17	200	225
	Spectra Energy Capital LLC	6.200%	4/15/18	300	345
	Spectra Energy Capital LLC	6.750%	2/15/32	50	57
	Spectra Energy Partners LP	2.950%	9/25/18	25	26
	Sunoco Logistics Partners
	Operations LP	3.450%	1/15/23	50	49
	Sunoco Logistics Partners
	Operations LP	4.950%	1/15/43	175	175
	TransCanada PipeLines Ltd.	6.500%	8/15/18	150	178
	TransCanada PipeLines Ltd.	3.800%	10/1/20	175	189
	TransCanada PipeLines Ltd.	4.625%	3/1/34	350	372
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	176
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	358
	TransCanada PipeLines Ltd.	6.200%	10/15/37	475	603
	TransCanada PipeLines Ltd.	5.000%	10/16/43	150	164
3	TransCanada PipeLines Ltd.	6.350%	5/15/67	275	286
	Transcontinental Gas Pipe Line Co. LLC	6.050%	6/15/18	250	287
	Western Gas Partners LP	5.375%	6/1/21	300	340
	Western Gas Partners LP	5.450%	4/1/44	150	165
	Williams Cos. Inc.	7.500%	1/15/31	116	137
	Williams Cos. Inc.	7.750%	6/15/31	185	222
	Williams Cos. Inc.	5.750%	6/24/44	200	200
	Williams Partners LP	5.250%	3/15/20	475	536
	Williams Partners LP	4.125%	11/15/20	275	293
	Williams Partners LP	6.300%	4/15/40	100	119

	Other Utility (0.1%)
	American Water Capital Corp.	6.085%	10/15/17	200	227
	American Water Capital Corp.	6.593%	10/15/37	150	199
	United Utilities plc	5.375%	2/1/19	325	356
	Veolia Environnement SA	6.000%	6/1/18	400	454
					71,512
Total Corporate Bonds (Cost $587,081)					629,110

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (5.8%)
	African Development Bank	1.250%	9/2/16	50	51
	African Development Bank	1.125%	3/15/17	300	302
	African Development Bank	0.875%	3/15/18	150	148
	African Development Bank	1.625%	10/2/18	500	502
	Asian Development Bank	4.250%	10/20/14	275	278
	Asian Development Bank	0.500%	8/17/15	350	351
	Asian Development Bank	2.500%	3/15/16	325	336
	Asian Development Bank	1.125%	3/15/17	600	605
	Asian Development Bank	5.593%	7/16/18	275	316
	Asian Development Bank	1.750%	9/11/18	225	228
	Asian Development Bank	1.875%	10/23/18	950	967
	Asian Development Bank	1.750%	3/21/19	25	25
	Asian Development Bank	1.875%	4/12/19	50	50
	Banco do Brasil SA	3.875%	1/23/17	375	390
	Canada	0.875%	2/14/17	950	952
	China Development Bank Corp.	5.000%	10/15/15	100	105
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	150	142
	CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	700	702
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	300	307
	Corp. Andina de Fomento	3.750%	1/15/16	225	235
	Corp. Andina de Fomento	8.125%	6/4/19	300	378
	Corp. Andina de Fomento	4.375%	6/15/22	582	621
	Council Of Europe Development Bank	2.625%	2/16/16	150	155
	Council Of Europe Development Bank	1.500%	2/22/17	300	305
	Council Of Europe Development Bank	1.500%	6/19/17	50	51
	Council Of Europe Development Bank	1.000%	3/7/18	275	272
	Council Of Europe Development Bank	1.125%	5/31/18	200	198
8	Development Bank of Japan Inc.	4.250%	6/9/15	250	259
	Ecopetrol SA	4.250%	9/18/18	100	107
	Ecopetrol SA	5.875%	9/18/23	325	365
	Ecopetrol SA	7.375%	9/18/43	300	370
	Ecopetrol SA	5.875%	5/28/45	200	207
	European Bank for Reconstruction
	& Development	2.750%	4/20/15	525	536
	European Bank for Reconstruction
	& Development	1.625%	9/3/15	125	127
	European Bank for Reconstruction
	& Development	2.500%	3/15/16	175	181
	European Bank for Reconstruction
	& Development	1.375%	10/20/16	100	102
	European Bank for Reconstruction
	& Development	0.750%	9/1/17	700	694
	European Bank for Reconstruction
	& Development	1.000%	9/17/18	150	147
	European Bank for Reconstruction
	& Development	1.625%	11/15/18	200	201
	European Bank for Reconstruction
	& Development	1.750%	6/14/19	275	274
	European Bank for Reconstruction
	& Development	1.500%	3/16/20	150	147
	European Investment Bank	1.000%	7/15/15	135	136
	European Investment Bank	1.625%	9/1/15	650	660
	European Investment Bank	1.375%	10/20/15	475	481
	European Investment Bank	4.875%	2/16/16	650	697
	European Investment Bank	0.625%	4/15/16	600	602
	European Investment Bank	2.500%	5/16/16	725	752
	European Investment Bank	2.125%	7/15/16	500	516
	European Investment Bank	0.500%	8/15/16	575	574
	European Investment Bank	5.125%	9/13/16	1,250	1,373
	European Investment Bank	1.250%	10/14/16	1,125	1,141
	European Investment Bank	1.125%	12/15/16	200	202
	European Investment Bank	4.875%	1/17/17	150	165
	European Investment Bank	1.750%	3/15/17	775	794
	European Investment Bank	0.875%	4/18/17	350	350
	European Investment Bank	5.125%	5/30/17	675	756
	European Investment Bank	1.000%	8/17/17	250	250
	European Investment Bank	1.125%	9/15/17	400	401
	European Investment Bank	1.000%	12/15/17	250	249
	European Investment Bank	1.000%	3/15/18	200	198

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	European Investment Bank	1.000%	6/15/18	150	148
	European Investment Bank	1.625%	12/18/18	400	402
	European Investment Bank	1.875%	3/15/19	1,500	1,513
	European Investment Bank	1.750%	6/17/19	1,300	1,298
	European Investment Bank	2.875%	9/15/20	100	105
	European Investment Bank	4.000%	2/16/21	1,225	1,359
	European Investment Bank	2.500%	4/15/21	850	865
	European Investment Bank	3.250%	1/29/24	400	416
	Export Development Canada	2.250%	5/28/15	75	76
	Export Development Canada	0.500%	9/15/15	275	276
	Export Development Canada	1.250%	10/26/16	100	101
9	Export Development Canada	1.000%	5/15/17	25	25
	Export Development Canada	0.750%	12/15/17	575	567
	Export-Import Bank of Korea	4.000%	1/11/17	325	347
	Export-Import Bank of Korea	1.750%	2/27/18	925	920
	Export-Import Bank of Korea	2.875%	9/17/18	200	206
	Export-Import Bank of Korea	4.375%	9/15/21	75	81
	Export-Import Bank of Korea	5.000%	4/11/22	275	312
	Export-Import Bank of Korea	4.000%	1/14/24	650	691
	Federative Republic of Brazil	6.000%	1/17/17	375	417
	Federative Republic of Brazil	5.875%	1/15/19	400	457
	Federative Republic of Brazil	8.875%	10/14/19	125	163
	Federative Republic of Brazil	4.875%	1/22/21	750	817
	Federative Republic of Brazil	2.625%	1/5/23	150	139
	Federative Republic of Brazil	8.875%	4/15/24	125	175
	Federative Republic of Brazil	4.250%	1/7/25	700	710
	Federative Republic of Brazil	8.750%	2/4/25	300	418
	Federative Republic of Brazil	10.125%	5/15/27	325	516
	Federative Republic of Brazil	8.250%	1/20/34	400	557
	Federative Republic of Brazil	7.125%	1/20/37	325	411
3	Federative Republic of Brazil	11.000%	8/17/40	200	223
	Federative Republic of Brazil	5.625%	1/7/41	500	536
	FMS Wertmanagement AoeR	0.625%	4/18/16	100	100
	FMS Wertmanagement AoeR	1.125%	10/14/16	300	303
	FMS Wertmanagement AoeR	1.000%	11/21/17	200	199
	FMS Wertmanagement AoeR	1.625%	11/20/18	500	502
	Hydro-Quebec	8.400%	1/15/22	775	1,027
	Hydro-Quebec	8.050%	7/7/24	200	277
	Inter-American Development Bank	2.250%	7/15/15	200	204
	Inter-American Development Bank	0.500%	8/17/15	75	75
	Inter-American Development Bank	1.375%	10/18/16	200	203
	Inter-American Development Bank	0.875%	11/15/16	275	276
	Inter-American Development Bank	1.000%	7/14/17	425	424
	Inter-American Development Bank	2.375%	8/15/17	100	104
	Inter-American Development Bank	0.875%	3/15/18	150	148
	Inter-American Development Bank	1.750%	8/24/18	275	279
	Inter-American Development Bank	4.250%	9/10/18	1,050	1,171
	Inter-American Development Bank	1.125%	9/12/19	100	97
	Inter-American Development Bank	3.875%	9/17/19	1,550	1,709
	Inter-American Development Bank	3.875%	2/14/20	50	55
	Inter-American Development Bank	3.000%	2/21/24	650	669
	Inter-American Development Bank	7.000%	6/15/25	100	134
	International Bank for Reconstruction
	& Development	2.375%	5/26/15	1,000	1,019
	International Bank for Reconstruction
	& Development	2.125%	3/15/16	650	669
	International Bank for Reconstruction
	& Development	5.000%	4/1/16	400	432
	International Bank for Reconstruction
	& Development	1.000%	9/15/16	450	454
	International Bank for Reconstruction
	& Development	0.625%	10/14/16	550	549
	International Bank for Reconstruction
	& Development	0.875%	4/17/17	1,450	1,451
	International Bank for Reconstruction
	& Development	1.375%	4/10/18	550	552
	International Bank for Reconstruction
	& Development	1.875%	3/15/19	1,225	1,239
	International Bank for Reconstruction
	& Development	2.250%	6/24/21	450	452

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	600	707
	International Finance Corp.	2.750%	4/20/15	175	179
	International Finance Corp.	2.250%	4/11/16	200	206
	International Finance Corp.	0.625%	11/15/16	150	150
	International Finance Corp.	1.125%	11/23/16	750	757
	International Finance Corp.	2.125%	11/17/17	450	464
	International Finance Corp.	0.625%	12/21/17	250	245
	International Finance Corp.	0.875%	6/15/18	300	294
	International Finance Corp.	1.250%	7/16/18	150	149
	International Finance Corp.	1.750%	9/4/18	350	354
8	Japan Bank for International
	Cooperation	1.875%	9/24/15	25	25
8	Japan Bank for International
	Cooperation	2.500%	1/21/16	200	206
8	Japan Bank for International
	Cooperation	2.500%	5/18/16	100	104
8	Japan Bank for International
	Cooperation	2.250%	7/13/16	275	284
8	Japan Bank for International
	Cooperation	1.125%	7/19/17	950	953
8	Japan Bank for International
	Cooperation	1.750%	7/31/18	150	151
8	Japan Bank for International
	Cooperation	1.750%	11/13/18	400	402
8	Japan Bank for International
	Cooperation	3.375%	7/31/23	100	105
8	Japan Bank for International
	Cooperation	3.000%	5/29/24	500	504
8	Japan Finance Organization for
	Municipalities	5.000%	5/16/17	100	111
8	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	300	329
[10]	KFW	0.625%	4/24/15	825	828
[10]	KFW	1.250%	10/26/15	200	203
[10]	KFW	5.125%	3/14/16	1,450	1,565
[10]	KFW	0.500%	4/19/16	350	350
[10]	KFW	2.000%	6/1/16	825	849
[10]	KFW	0.500%	7/15/16	500	499
[10]	KFW	0.625%	12/15/16	250	250
[10]	KFW	1.250%	2/15/17	1,700	1,720
[10]	KFW	0.750%	3/17/17	900	893
[10]	KFW	0.875%	9/5/17	250	249
[10]	KFW	4.375%	3/15/18	250	278
[10]	KFW	1.875%	4/1/19	775	783
[10]	KFW	4.875%	6/17/19	1,350	1,551
[10]	KFW	4.000%	1/27/20	50	55
[10]	KFW	2.750%	9/8/20	2,025	2,103
[10]	KFW	2.750%	10/1/20	200	208
[10]	KFW	2.000%	10/4/22	650	626
[10]	KFW	2.125%	1/17/23	1,025	993
[10]	KFW	0.000%	4/18/36	400	187
	Korea Development Bank	4.375%	8/10/15	750	779
	Korea Development Bank	1.500%	1/22/18	250	247
	Korea Development Bank	3.000%	3/17/19	200	206
	Korea Development Bank	3.750%	1/22/24	400	417
	Korea Finance Corp.	3.250%	9/20/16	250	261
	Korea Finance Corp.	2.250%	8/7/17	25	25
	Korea Finance Corp.	4.625%	11/16/21	150	165
[10]	Landwirtschaftliche Rentenbank	3.125%	7/15/15	375	386
[10]	Landwirtschaftliche Rentenbank	4.875%	11/16/15	275	292
[10]	Landwirtschaftliche Rentenbank	2.125%	7/15/16	100	103
[10]	Landwirtschaftliche Rentenbank	0.875%	9/12/17	725	721
[10]	Landwirtschaftliche Rentenbank	1.000%	4/4/18	100	99
[10]	Landwirtschaftliche Rentenbank	1.875%	9/17/18	150	153
[10]	Landwirtschaftliche Rentenbank	1.750%	4/15/19	75	75
[10]	Landwirtschaftliche Rentenbank	1.375%	10/23/19	250	245
	Nexen Energy ULC	7.875%	3/15/32	50	67
	Nexen Energy ULC	6.400%	5/15/37	450	543
	Nexen Energy ULC	7.500%	7/30/39	200	271
	Nordic Investment Bank	2.500%	7/15/15	225	230

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Nordic Investment Bank	2.250%	3/15/16	300	309
	Nordic Investment Bank	0.500%	4/14/16	125	125
	Nordic Investment Bank	0.750%	1/17/18	350	344
	Nordic Investment Bank	1.875%	6/14/19	300	302
	North American Development Bank	4.375%	2/11/20	100	106
	North American Development Bank	2.400%	10/26/22	150	143
[11]	Oesterreichische Kontrollbank AG	1.750%	10/5/15	500	509
[11]	Oesterreichische Kontrollbank AG	0.750%	12/15/16	200	200
[11]	Oesterreichische Kontrollbank AG	5.000%	4/25/17	600	668
3	Oriental Republic of Uruguay	4.500%	8/14/24	300	316
3	Oriental Republic of Uruguay	4.125%	11/20/45	300	260
	Pemex Project Funding Master Trust	5.750%	3/1/18	625	704
	Pemex Project Funding Master Trust	6.625%	6/15/35	625	737
	Pemex Project Funding Master Trust	6.625%	6/15/38	150	175
	Petrobras Global Finance BV	4.875%	3/17/20	500	513
	Petrobras Global Finance BV	6.250%	3/17/24	300	319
	Petrobras Global Finance BV	5.625%	5/20/43	100	89
	Petrobras Global Finance BV	7.250%	3/17/44	100	110
	Petrobras International Finance Co.	3.875%	1/27/16	325	335
	Petrobras International Finance Co.	6.125%	10/6/16	350	380
	Petrobras International Finance Co.	3.500%	2/6/17	75	77
	Petrobras International Finance Co.	5.875%	3/1/18	675	739
	Petrobras International Finance Co.	8.375%	12/10/18	300	358
	Petrobras International Finance Co.	7.875%	3/15/19	450	525
	Petrobras International Finance Co.	5.750%	1/20/20	700	748
	Petrobras International Finance Co.	5.375%	1/27/21	375	389
	Petrobras International Finance Co.	6.875%	1/20/40	325	338
	Petrobras International Finance Co.	6.750%	1/27/41	900	925
	Petroleos Mexicanos	8.000%	5/3/19	200	248
	Petroleos Mexicanos	6.000%	3/5/20	400	458
	Petroleos Mexicanos	5.500%	1/21/21	150	168
	Petroleos Mexicanos	4.875%	1/24/22	500	540
	Petroleos Mexicanos	3.500%	1/30/23	500	489
6	Petroleos Mexicanos	4.875%	1/18/24	100	106
	Petroleos Mexicanos	6.500%	6/2/41	400	467
	Petroleos Mexicanos	5.500%	6/27/44	625	646
6	Petroleos Mexicanos	6.375%	1/23/45	600	694
	Province of British Columbia	2.850%	6/15/15	400	410
	Province of British Columbia	2.100%	5/18/16	500	514
	Province of British Columbia	1.200%	4/25/17	100	100
	Province of British Columbia	2.000%	10/23/22	200	190
	Province of Manitoba	2.625%	7/15/15	250	256
	Province of Manitoba	1.300%	4/3/17	75	75
	Province of Manitoba	1.125%	6/1/18	150	148
	Province of Manitoba	1.750%	5/30/19	175	174
	Province of Manitoba	2.100%	9/6/22	150	144
	Province of Manitoba	3.050%	5/14/24	300	303
	Province of New Brunswick	2.750%	6/15/18	350	366
	Province of Nova Scotia	2.375%	7/21/15	200	204
	Province of Ontario	0.950%	5/26/15	225	226
	Province of Ontario	1.875%	9/15/15	200	204
	Province of Ontario	4.750%	1/19/16	100	106
	Province of Ontario	5.450%	4/27/16	500	543
	Province of Ontario	2.300%	5/10/16	300	309
	Province of Ontario	1.600%	9/21/16	450	457
	Province of Ontario	1.100%	10/25/17	250	249
	Province of Ontario	3.150%	12/15/17	225	238
	Province of Ontario	3.000%	7/16/18	225	237
	Province of Ontario	2.000%	9/27/18	200	203
	Province of Ontario	1.650%	9/27/19	225	221
	Province of Ontario	4.000%	10/7/19	575	630
	Province of Ontario	4.400%	4/14/20	500	559
	Province of Ontario	2.450%	6/29/22	150	146
	Province of Ontario	3.200%	5/16/24	150	151
	Quebec	5.125%	11/14/16	325	357
	Quebec	4.625%	5/14/18	575	642
	Quebec	3.500%	7/29/20	350	375
	Quebec	2.750%	8/25/21	325	327
	Quebec	2.625%	2/13/23	400	388
	Quebec	7.500%	9/15/29	325	462
	Region of Lombardy Italy	5.804%	10/25/32	200	208

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Republic of Chile	3.875%	8/5/20	200	214
	Republic of Chile	2.250%	10/30/22	175	164
	Republic of Chile	3.625%	10/30/42	75	66
	Republic of Colombia	7.375%	1/27/17	325	372
	Republic of Colombia	7.375%	3/18/19	400	486
	Republic of Colombia	4.375%	7/12/21	450	483
	Republic of Colombia	8.125%	5/21/24	500	672
	Republic of Colombia	7.375%	9/18/37	100	136
	Republic of Colombia	6.125%	1/18/41	575	688
3	Republic of Colombia	5.625%	2/26/44	200	223
	Republic of Italy	4.750%	1/25/16	750	795
	Republic of Italy	5.250%	9/20/16	1,050	1,144
	Republic of Italy	5.375%	6/12/17	500	553
	Republic of Italy	5.375%	6/15/33	175	205
	Republic of Korea	7.125%	4/16/19	225	277
	Republic of Korea	3.875%	9/11/23	500	535
	Republic of Korea	5.625%	11/3/25	100	124
	Republic of Panama	5.200%	1/30/20	200	222
	Republic of Panama	7.125%	1/29/26	600	759
3	Republic of Panama	6.700%	1/26/36	292	360
3	Republic of Panama	4.300%	4/29/53	200	174
	Republic of Peru	7.125%	3/30/19	350	425
	Republic of Peru	7.350%	7/21/25	400	530
	Republic of Peru	8.750%	11/21/33	142	216
3	Republic of Peru	6.550%	3/14/37	225	282
	Republic of Peru	5.625%	11/18/50	300	336
	Republic of Philippines	6.500%	1/20/20	100	119
	Republic of Philippines	4.000%	1/15/21	350	371
	Republic of Philippines	4.200%	1/21/24	750	796
	Republic of Philippines	10.625%	3/16/25	100	157
	Republic of Philippines	5.500%	3/30/26	225	259
	Republic of Philippines	9.500%	2/2/30	325	508
	Republic of Philippines	7.750%	1/14/31	400	552
	Republic of Philippines	6.375%	1/15/32	500	617
	Republic of Philippines	6.375%	10/23/34	550	693
	Republic of Poland	3.875%	7/16/15	400	414
	Republic of Poland	6.375%	7/15/19	961	1,139
	Republic of Poland	5.125%	4/21/21	250	281
	Republic of Poland	5.000%	3/23/22	425	473
	Republic of Poland	3.000%	3/17/23	525	509
	Republic of Poland	4.000%	1/22/24	150	156
	Republic of South Africa	6.875%	5/27/19	250	289
	Republic of South Africa	5.500%	3/9/20	500	546
	Republic of South Africa	4.665%	1/17/24	225	229
	Republic of South Africa	6.250%	3/8/41	300	346
	Republic of Turkey	7.000%	9/26/16	725	801
	Republic of Turkey	7.500%	7/14/17	525	597
	Republic of Turkey	6.750%	4/3/18	450	508
	Republic of Turkey	7.000%	3/11/19	425	489
	Republic of Turkey	7.000%	6/5/20	525	613
	Republic of Turkey	5.625%	3/30/21	100	109
	Republic of Turkey	5.125%	3/25/22	425	449
	Republic of Turkey	6.250%	9/26/22	400	453
	Republic of Turkey	5.750%	3/22/24	400	434
	Republic of Turkey	7.375%	2/5/25	650	789
	Republic of Turkey	11.875%	1/15/30	400	685
	Republic of Turkey	8.000%	2/14/34	50	66
	Republic of Turkey	6.875%	3/17/36	600	705
	Republic of Turkey	6.750%	5/30/40	300	349
	Republic of Turkey	4.875%	4/16/43	400	376
	Republic of Turkey	6.625%	2/17/45	350	405
3	Republic of Uruguay	5.100%	6/18/50	200	196
	State of Israel	5.500%	11/9/16	175	194
	State of Israel	5.125%	3/26/19	550	625
	State of Israel	3.150%	6/30/23	400	400
	State of Israel	4.500%	1/30/43	200	196
	Statoil ASA	1.800%	11/23/16	125	128
	Statoil ASA	3.125%	8/17/17	400	423
	Statoil ASA	1.200%	1/17/18	125	124
	Statoil ASA	5.250%	4/15/19	25	29
	Statoil ASA	3.150%	1/23/22	150	153

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Statoil ASA	2.450%	1/17/23	150	144
Statoil ASA	2.650%	1/15/24	100	96
Statoil ASA	7.250%	9/23/27	400	546
Statoil ASA	5.100%	8/17/40	125	142
Statoil ASA	4.250%	11/23/41	175	176
Statoil ASA	3.950%	5/15/43	125	120
Statoil ASA	4.800%	11/8/43	175	192
Svensk Exportkredit AB	0.625%	9/4/15	400	402
Svensk Exportkredit AB	0.625%	5/31/16	50	50
Svensk Exportkredit AB	2.125%	7/13/16	125	129
Svensk Exportkredit AB	5.125%	3/1/17	350	389
Svensk Exportkredit AB	1.750%	5/30/17	200	204
Svensk Exportkredit AB	1.875%	6/17/19	200	200
United Mexican States	11.375%	9/15/16	100	123
United Mexican States	5.625%	1/15/17	744	826
United Mexican States	5.950%	3/19/19	150	175
United Mexican States	5.125%	1/15/20	500	567
United Mexican States	3.500%	1/21/21	100	104
United Mexican States	3.625%	3/15/22	550	570
United Mexican States	4.000%	10/2/23	1,466	1,539
United Mexican States	8.300%	8/15/31	200	294
United Mexican States	6.750%	9/27/34	633	816
United Mexican States	6.050%	1/11/40	945	1,143
United Mexican States	4.750%	3/8/44	527	536
United Mexican States	5.550%	1/21/45	200	228
United Mexican States	5.750%	10/12/10	192	204
Total Sovereign Bonds (Cost $137,582)				142,947
Taxable Municipal Bonds (1.0%)
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	5.939%	2/15/47	150	173
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	6.270%	2/15/50	50	62
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	7.499%	2/15/50	50	69
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	8.084%	2/15/50	125	187
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	50	62
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	100	135
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	150	202
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	250	355
California GO	3.950%	11/1/15	150	157
California GO	5.750%	3/1/17	100	112
California GO	6.200%	10/1/19	275	331
California GO	5.700%	11/1/21	250	300
California GO	7.500%	4/1/34	600	855
California GO	7.300%	10/1/39	75	106
California GO	7.350%	11/1/39	575	817
California GO	7.625%	3/1/40	205	301
California GO	7.600%	11/1/40	200	303
Central Puget Sound WA Regional
Transit Authority Sales &
Use Tax Revenue	5.491%	11/1/39	50	60
Chicago IL Board of Education GO	6.319%	11/1/29	50	53
Chicago IL Board of Education GO	6.138%	12/1/39	50	51
Chicago IL GO	7.781%	1/1/35	50	61
Chicago IL GO	6.314%	1/1/44	100	111
Chicago IL Metropolitan Water
Reclamation District GO	5.720%	12/1/38	100	120

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Chicago IL O’Hare International
Airport Revenue	6.395%	1/1/40	50	64
Chicago IL Transit Authority Sales
Tax Receipts Revenue	6.200%	12/1/40	150	171
Chicago IL Transit Authority Transfer
Tax Receipts Revenue	6.899%	12/1/40	125	155
Chicago IL Wastewater Transmission
Revenue	6.900%	1/1/40	50	59
Chicago IL Water Revenue	6.742%	11/1/40	75	90
Clark County NV Airport Revenue	6.881%	7/1/42	100	110
Commonwealth Financing Authority
Pennsylvania Revenue	6.218%	6/1/39	150	180
Connecticut GO	5.090%	10/1/30	175	197
Connecticut GO	5.850%	3/15/32	200	244
Connecticut Special Tax Revenue
(Transportation Infrastructure)	5.459%	11/1/30	50	55
Cook County IL GO	6.229%	11/15/34	50	58
Curators of the University of
Missouri System Facilities Revenue	5.792%	11/1/41	50	64
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	50	57
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	131
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	57
Dallas TX Independent School
District GO	6.450%	2/15/35	100	116
Denver CO City & County School
District No. 1 COP	7.017%	12/15/37	50	63
Denver CO City & County School
District No. 1 GO	5.664%	12/1/33	50	59
District of Columbia Income Tax
Revenue	5.591%	12/1/34	50	60
District of Columbia Income Tax
Revenue	5.582%	12/1/35	50	60
Energy Northwest Washington
Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	100	100
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.107%	7/1/18	125	125
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.995%	7/1/20	250	252
George Washington University
District of Columbia GO	3.485%	9/15/22	200	200
Georgia GO	4.503%	11/1/25	150	168
Georgia Municipal Electric Power
Authority Revenue	6.637%	4/1/57	200	244
Georgia Municipal Electric Power
Authority Revenue	6.655%	4/1/57	150	180
Georgia Municipal Electric Power
Authority Revenue	7.055%	4/1/57	75	84
Houston TX Utility System Revenue	3.828%	5/15/28	75	79
Illinois GO	4.511%	3/1/15	75	77
Illinois GO	5.365%	3/1/17	175	191
Illinois GO	5.877%	3/1/19	250	280
Illinois GO	4.950%	6/1/23	550	581
Illinois GO	5.100%	6/1/33	1,100	1,102
Illinois Toll Highway Authority Revenue	5.851%	12/1/34	50	60
Indianapolis IN Local Public
Improvement Revenue	6.116%	1/15/40	250	316
JobsOhio Beverage System
Statewide Liquor Profits Revenue	3.985%	1/1/29	150	151
JobsOhio Beverage System
Statewide Liquor Profits Revenue	4.532%	1/1/35	100	103
Las Vegas Valley Water District
Nevada GO	7.013%	6/1/39	50	55
Los Angeles CA Community College
District GO	6.600%	8/1/42	150	206
Los Angeles CA Department of
Water & Power Revenue	5.716%	7/1/39	75	93
Los Angeles CA Department of
Water & Power Revenue	6.008%	7/1/39	150	181
Los Angeles CA Department of
Water & Power Revenue	6.166%	7/1/40	25	27

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Los Angeles CA Department of
	Water & Power Revenue	6.574%	7/1/45	100	140
	Los Angeles CA Unified School
	District GO	5.755%	7/1/29	200	241
	Los Angeles CA Unified School
	District GO	5.750%	7/1/34	125	152
	Los Angeles CA Unified School
	District GO	6.758%	7/1/34	50	67
	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax
	Revenue	5.735%	6/1/39	75	90
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.488%	8/1/33	100	128
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.618%	8/1/40	50	67
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	50	63
	Massachusetts GO	4.200%	12/1/21	125	135
	Massachusetts GO	5.456%	12/1/39	150	177
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.715%	8/15/39	75	91
	Massachusetts Transportation Fund
	Revenue	5.731%	6/1/40	50	63
	Massachusetts Water Pollution
	Abatement Trust	5.192%	8/1/40	75	83
	Metropolitan Government of Nashville
	& Davidson County TN Convention
	Center Authority Tourism
	Tax Revenue	6.731%	7/1/43	50	64
	Metropolitan Government of Nashville
	& Davidson County TN GO	5.707%	7/1/34	50	57
	Metropolitan Washington DC/
	VA Airports Authority Dulles
	Toll Road Revenue	7.462%	10/1/46	50	67
	Metropolitan Water District of
	Southern California Revenue	6.947%	7/1/40	50	59
	Mississippi GO	5.245%	11/1/34	50	57
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	50	58
[12]	New Jersey Economic Development
	Authority Revenue
	(State Pension Funding)	7.425%	2/15/29	225	294
	New Jersey Transportation
	Trust Fund Authority Transportation
	System Revenue	6.104%	12/15/28	100	111
	New Jersey Transportation
	Trust Fund Authority Transportation
	System Revenue	6.561%	12/15/40	400	519
[13]	New Jersey Turnpike Authority
	Revenue	4.252%	1/1/16	65	67
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	300	432
	New York City NY GO	6.246%	6/1/35	25	29
	New York City NY GO	5.968%	3/1/36	100	122
	New York City NY GO	5.985%	12/1/36	50	61
	New York City NY GO	5.517%	10/1/37	50	59
	New York City NY GO	6.271%	12/1/37	100	128
	New York City NY GO	5.846%	6/1/40	50	61
	New York City NY Municipal Water
	Finance Authority Water &
	Sewer System Revenue	5.750%	6/15/41	50	63
	New York City NY Municipal
	Water Finance Authority Water &
	Sewer System Revenue	5.952%	6/15/42	50	64
	New York City NY Municipal Water
	Finance Authority Water &
	Sewer System Revenue	6.011%	6/15/42	50	65
	New York City NY Municipal Water
	Finance Authority Water &
	Sewer System Revenue	5.440%	6/15/43	100	120

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	New York City NY Municipal Water
	Finance Authority Water &
	Sewer System Revenue	5.882%	6/15/44	175	223
	New York City NY Transitional Finance
	Authority Building Aid Revenue	6.828%	7/15/40	150	193
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.767%	8/1/36	50	61
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.508%	8/1/37	100	120
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.572%	11/1/38	75	90
	New York Metropolitan
	Transportation Authority Revenue
	(Dedicated Tax Fund)	7.336%	11/15/39	250	363
	New York Metropolitan
	Transportation Authority Revenue
	(Transit Revenue)	5.871%	11/15/39	50	61
	New York Metropolitan
	Transportation Authority Revenue
	(Transit Revenue)	6.648%	11/15/39	100	132
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.500%	3/15/30	125	147
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.289%	3/15/33	100	116
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.628%	3/15/39	100	120
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.389%	3/15/40	75	89
	New York State Urban Development
	Corp. Revenue (Personal Income Tax)	5.770%	3/15/39	150	180
	New York State Urban Development
	Corp. Revenue (Personal Income Tax)	5.838%	3/15/40	50	60
	New York University Hospitals Center
	GO	4.428%	7/1/42	75	71
	New York University Hospitals Center
	Revenue	5.750%	7/1/43	100	115
	North Texas Tollway Authority
	System Revenue	6.718%	1/1/49	100	137
	Ohio State University General
	Receipts Revenue	4.910%	6/1/40	100	113
	Ohio State University General
	Receipts Revenue	4.800%	6/1/11	100	103
	Ohio Water Development Authority
	Water Pollution Control Loan Fund
	Revenue	4.879%	12/1/34	75	83
	Orange County CA Local Transportation
	Authority Sales Tax Revenue	6.908%	2/15/41	50	68
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	50	63
	Oregon GO	5.762%	6/1/23	200	235
	Oregon GO	5.892%	6/1/27	75	91
[13]	Oregon School Boards Association GO	4.759%	6/30/28	75	81
[14]	Oregon School Boards Association GO	5.528%	6/30/28	50	57
	Pennsylvania GO	4.650%	2/15/26	50	55
	Pennsylvania GO	5.350%	5/1/30	200	219
	Pennsylvania Public School Building
	Authority Lease Revenue
	(School District of Philadelphia)	5.000%	9/15/27	50	55
	Pennsylvania Turnpike Commission
	Revenue	5.511%	12/1/45	50	59
	Pennsylvania Turnpike Commission
	Revenue	5.561%	12/1/49	50	58
	Port Authority of New York &
	New Jersey Revenue	6.040%	12/1/29	75	93
	Port Authority of New York &
	New Jersey Revenue	4.960%	8/1/46	350	395
	Port Authority of New York &
	New Jersey Revenue	5.310%	8/1/46	100	108
	Port Authority of New York &
	New Jersey Revenue	4.458%	10/1/62	550	561

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
President & Fellows of Harvard
College Massachusetts GO	4.875%	10/15/40	125	141
Regional Transportation District of
Colorado Sales Tax Revenue	5.844%	11/1/50	100	128
Rutgers State University NJ Revenue	5.665%	5/1/40	50	61
Salt River Project Arizona
Agricultural Improvement &
Power District Revenue	4.839%	1/1/41	50	57
San Antonio TX Electric &
Gas Systems Revenue	5.985%	2/1/39	125	161
San Antonio TX Electric &
Gas Systems Revenue	5.718%	2/1/41	50	61
San Antonio TX Electric &
Gas Systems Revenue	5.808%	2/1/41	125	157
San Antonio TX Electric &
Gas Systems Revenue	4.427%	2/1/42	75	79
San Diego County CA Regional
Airport Authority Revenue	5.594%	7/1/43	75	80
San Diego County CA
Water Authority Revenue	6.138%	5/1/49	50	65
San Francisco CA City &
County Public Utilities Commission
Water Revenue	6.000%	11/1/40	50	63
San Francisco CA City &
County Public Utilities Commission
Water Revenue	6.950%	11/1/50	100	140
Santa Clara Valley CA Transportation
Authority Sales Tax Revenue	5.876%	4/1/32	200	237
South Carolina Public Service
Authority Revenue	6.454%	1/1/50	50	65
Stanford University California GO	4.250%	5/1/16	100	106
Texas Transportation Commission
Revenue	5.028%	4/1/26	50	58
Texas Transportation Commission
Revenue	5.178%	4/1/30	175	206
Texas Transportation Commission
Revenue	4.631%	4/1/33	150	165
Texas Transportation Commission
Revenue	4.681%	4/1/40	50	55
Tufts University Massachusetts GO	5.017%	4/15/12	200	203
University of California Regents
Medical Center Revenue	6.548%	5/15/48	100	129
University of California Regents
Medical Center Revenue	6.583%	5/15/49	50	65
University of California Revenue	6.270%	5/15/31	500	551
University of California Revenue	4.765%	5/15/44	100	104
University of California Revenue	5.946%	5/15/45	175	216
University of Massachusetts
Building Authority Revenue	5.450%	11/1/40	50	58
University of Southern California GO	5.250%	10/1/11	100	119
University of Texas System Revenue
Financing System Revenue	5.262%	7/1/39	50	60
University of Texas System Revenue
Financing System Revenue	6.276%	8/15/41	25	28
University of Texas System Revenue
Financing System Revenue	5.134%	8/15/42	100	118
University of Texas System Revenue
Financing System Revenue	4.794%	8/15/46	75	84
Utah GO	4.554%	7/1/24	50	56

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Utah GO	3.539%	7/1/25	50	52
Washington GO	5.090%	8/1/33	250	288
Washington GO	5.140%	8/1/40	150	176
[14] Wisconsin GO	5.700%	5/1/26	75	87
Total Taxable Municipal Bonds (Cost $21,283)				25,196

			Shares
Temporary Cash Investment (6.4%)
Money Market Fund (6.4%)
[15] Vanguard Market Liquidity Fund
(Cost $157,210)	0.111%	157,210,000		157,210
Total Investments (106.0%) (Cost $2,507,158)			2,599,263
Other Assets and Liabilities (–6.0%)
Other Assets				66,816
Liabilities				(212,865)
				(146,049)
Net Assets (100%)
Applicable to 207,105,905 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			2,453,214
Net Asset Value Per Share				$11.85

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers			2,442,053
Affiliated Vanguard Funds				157,210
Total Investments in Securities			2,599,263
Receivables for Investment Securities Sold				46,750
Receivables for Accrued Income				16,072
Other Assets				3,994
Total Assets			2,666,079
Liabilities
Payables for Investment Securities Purchased				151,074
Payables for Capital Shares Redeemed				53,580
Other Liabilities				8,211
Total Liabilities				212,865
Net Assets			2,453,214

Vanguard Total Bond Market Index Portfolio

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	2,330,585
Undistributed Net Investment Income	25,884
Accumulated Net Realized Gains	4,640
Unrealized Appreciation (Depreciation)	92,105
Net Assets	2,453,214

• See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of June 30, 2014.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At June 30, 2014, the aggregate value of these securities was $8,348,000, representing 0.3% of net assets.
7 Non-income-producing security—security in default.
8 Guaranteed by the Government of Japan.
9 Guaranteed by the Government of Canada.
10 Guaranteed by the Federal Republic of Germany.
11 Guaranteed by the Republic of Austria.
12 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
14 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Interest[1]	31,858
Total Income	31,858
Expenses
The Vanguard Group—Note B
Investment Advisory Services	104
Management and Administrative	1,845
Marketing and Distribution	194
Custodian Fees	64
Shareholders’ Reports	20
Trustees’ Fees and Expenses	1
Total Expenses	2,228
Net Investment Income	29,630
Realized Net Gain (Loss) on
Investment Securities Sold	4,708
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	56,323
Net Increase (Decrease) in Net Assets
Resulting from Operations	90,661

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,630	57,896
Realized Net Gain (Loss)	4,708	9,011
Change in Unrealized Appreciation (Depreciation)	56,323	(124,170)
Net Increase (Decrease) in Net Assets Resulting from Operations	90,661	(57,263)
Distributions
Net Investment Income	(57,822)	(64,747)
Realized Capital Gain [2]	(8,428)	(28,776)
Total Distributions	(66,250)	(93,523)
Capital Share Transactions
Issued	257,855	287,802
Issued in Lieu of Cash Distributions	66,250	93,523
Redeemed	(199,884)	(592,381)
Net Increase (Decrease) from Capital Share Transactions	124,221	(211,056)
Total Increase (Decrease)	148,632	(361,842)
Net Assets
Beginning of Period	2,304,582	2,666,424
End of Period[3]	2,453,214	2,304,582

1 Interest income from an affiliated company of the portfolio was $76,000.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $9,250,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $25,884,000 and $54,076,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.73	$12.46	$12.43	$12.06	$11.77	$11.62
Investment Operations
Net Investment Income	.145	.305	.301	.357	.404[1]	.477[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.313	(.580)	.183	.528	.339	.183
Total from Investment Operations	.458	(.275)	.484	.885	.743	.660
Distributions
Dividends from Net Investment Income	(.295)	(.315)	(.341)	(.405)	(.432)	(.510)
Distributions from Realized Capital Gains	(.043)	(.140)	(.113)	(.110)	(.021)	—
Total Distributions	(.338)	(.455)	(.454)	(.515)	(.453)	(.510)
Net Asset Value, End of Period	$11.85	$11.73	$12.46	$12.43	$12.06	$11.77

Total Return	3.96%	–2.29%	4.02%	7.65%	6.50%	5.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,453	$2,305	$2,666	$2,488	$2,146	$1,797
Ratio of Total Expenses to
Average Net Assets	0.19%	0.19%	0.20%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.53%	2.36%	2.49%	3.06%	3.38%	4.14%
Portfolio Turnover Rate	95%[2]	106%[2]	105%[2]	113%[2]	104%[2]	93%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes 65%, 69%, 66%, 53%, and 41% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Vanguard Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

Vanguard Total Bond Market Index Portfolio

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

3. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Assets and Liabilities.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the portfolio had contributed capital of $247,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.10% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

Vanguard Total Bond Market Index Portfolio

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,571,500	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	72,937	363
Corporate Bonds	—	629,110	—
Sovereign Bonds	—	142,947	—
Taxable Municipal Bonds	—	25,196	—
Temporary Cash Investments	157,210	—	—
Total	157,210	2,441,690	363

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2014, the cost of investment securities for tax purposes was $2,507,158,000. Net unrealized appreciation of investment securities for tax purposes was $92,105,000, consisting of unrealized gains of $101,899,000 on securities that had risen in value since their purchase and $9,794,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2014, the portfolio purchased $121,771,000 of investment securities and sold $52,637,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,083,304,000 and $1,067,069,000, respectively.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	Shares	Shares
	(000)	(000)
Issued	21,854	24,044
Issued in Lieu of Cash Distributions	5,701	7,794
Redeemed	(16,888)	(49,447)
Net Increase (Decrease) in Shares Outstanding	10,667	(17,609)

At June 30, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 51% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	12/31/2013	6/30/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,039.62	$0.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.85	0.95

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.19%. The dollar amounts shown as “Expenses Paid”
are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Total Bond Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Total Stock Market Index Portfolio

Vanguard Total Stock Market Index Portfolio returned 6.86% for the six months ended June 30, 2014, as U.S. stocks overcame a rough start to finish the half year near record highs. The portfolio’s performance was in line with that of its benchmark index (6.96%) and ahead of the average return of peer funds (5.70%).

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included in this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

All market segments contributed to the portfolio’s advance
Market optimism carried into 2014 as investors anticipated that the U.S. economy’s slow growth would still support a rise in corporate profits. Mid-capitalization stocks surpassed their large- and small-cap counterparts, and value stocks trumped growth, but all joined in the market’s solid showing. And while some industry sectors performed better than others, they all posted positive results.

The technology sector was a leading contributor to returns, as some of the nation’s largest hardware, software, semiconductor, and internet companies thrived. Global demand for the internet and smartphones has translated into revenues and profits for companies with the resources and business plans to execute both at home and abroad. The growth of cloud-based computing has also boosted the sector, and an expected increase in the electronic content of cars and industrial products has benefited the volatile semiconductor group.

Health care stocks also excelled. The biotechnology subsector held up despite concerns earlier in the period that certain firms were overvalued. Having productive drug pipelines and few projected patent expirations helped biotech and pharmaceutical giants. And health care providers did well, despite unease about the effects of regulation on the managed care industry.

Energy was another strong performer. Oil and gas producers were boosted by strong demand for natural gas during the severe U.S. winter, geopolitical tensions that triggered higher prices, and growing reliance on oil in the developing world. Rising natural gas prices also bolstered the small utilities sector.

Financials, the portfolio’s largest sector, returned about 5%. Strong gains by real estate investment trusts (REITs) and a few banks offset some weakness in consumer finance and investment services.

Don’t let complacency set your course adrift
Volatility, a hallmark of stock investing, seems to have vanished for the moment, and returns have been robust. In the more than five years since its March 2009 bottom, the broad U.S. stock market, as measured by the Russell 3000 Index, has produced average annual returns of about 26%. That’s more than double the market’s historical average annual return.

The investment winds don’t always blow so favorably, of course. While the smooth sailing lasts, however, it creates risks of its own: In such a calm climate, it can be easy to lose sight of fundamentals, especially the importance of rebalancing. Without rebalancing—periodically adjusting your asset allocation so that it stays in line with your goals and risk tolerance—you can end up with a mix of assets that’s very different from, and potentially riskier than, the one you intended to have.

Whether the market’s moving up, down, or sideways, we always encourage our clients to stay focused on four keys to Vanguard’s timeless principles for investment success: goals, balance, cost, and discipline. (You can read more about our principles in Vanguard’s Principles for Investment Success, available at vanguard.com/research.)

Total Returns
Six Months Ended
June 30, 2014
Vanguard Total Stock Market Index Portfolio	6.86%
S&P Total Market Index	6.96
Variable Insurance Multi-Cap Core Funds Average[1]	5.70

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
	Acquired Fund	Variable Insurance
	Fees and	Multi-Cap Core
	Expenses	Funds Average
Total Stock Market Index Portfolio	0.18%	0.95%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 This figure—drawn from the prospectus dated April 30, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2014, the annualized acquired fund fees and expenses were 0.17%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Total Stock Market Index Portfolio

Portfolio Profile
As of June 30, 2014

Total Portfolio Characteristics

Yield[1]	1.6%
Acquired Fund Fees and Expenses[2]	0.18%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	80.2%
Vanguard Extended Market Index Fund	19.8

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 30, 2014—represents an estimate of the weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds
(the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2014, the annualized acquired fund fees and expenses were 0.17%.
3 S&P Total Market Index.

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2003–June 30, 2014

Average Annual Total Returns: Periods Ended June 30, 2014

	Inception Date	One Year	Five Years	Ten Years
Total Stock Market Index Portfolio	1/8/2003	24.88%	19.21%	8.19%

1 Six months ended June 30, 2013.
2 Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Stock Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable
Insurance Fund—
Equity Index Portfolio	32,397,893	1,052,284
Vanguard Extended
Market Index Fund
Investor Shares	3,899,981	259,583
		1,311,867
Total Investment Companies
(Cost $1,079,750)		1,311,867
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market
Liquidity Fund, 0.111%
(Cost $113)	113,262	113
Total Investments (100.0%)
(Cost $1,079,863)		1,311,980
Other Assets and Liabilities (0.0%)
Other Assets		1,505
Liabilities		(1,456)
		49
Net Assets (100%)
Applicable to 41,209,964 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,312,029
Net Asset Value Per Share		$31.84

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,024,233
Undistributed Net Investment Income	17,335
Accumulated Net Realized Gains	38,344
Unrealized Appreciation (Depreciation)	232,117
Net Assets	1,312,029

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Income Distributions Received	17,446
Net Investment Income—Note B	17,446
Realized Net Gain (Loss)
Capital Gain Distributions Received	19,245
Investment Securities Sold	19,173
Realized Net Gain (Loss)	38,418
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	27,903
Net Increase (Decrease) in Net Assets
Resulting from Operations	83,767

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,446	17,295
Realized Net Gain (Loss)	38,418	68,784
Change in Unrealized Appreciation (Depreciation)	27,903	217,913
Net Increase (Decrease) in Net Assets Resulting from Operations	83,767	303,992
Distributions
Net Investment Income	(17,329)	(15,649)
Realized Capital Gain[1]	(68,740)	(36,155)
Total Distributions	(86,069)	(51,804)
Capital Share Transactions
Issued	81,491	141,568
Issued in Lieu of Cash Distributions	86,069	51,804
Redeemed	(62,381)	(139,285)
Net Increase (Decrease) from Capital Share Transactions	105,179	54,087
Total Increase (Decrease)	102,877	306,275
Net Assets
Beginning of Period	1,209,152	902,877
End of Period[2]	1,312,029	1,209,152

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $385,000 and $540,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $17,335,000 and $17,218,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$32.01	$25.32	$23.63	$24.44	$21.73	$18.17
Investment Operations
Net Investment Income	.415	.454	.442	.364[1]	.358	.437[1]
Capital Gain Distributions Received	.479	.560	.858	.649[1]	.189	.247
Net Realized and Unrealized Gain (Loss)
on Investments	1.171	7.116	2.488	(.753)	3.078	4.019
Total from Investment Operations	2.065	8.130	3.788	.260	3.625	4.703
Distributions
Dividends from Net Investment Income	(.450)	(.435)	(.428)	(.340)	(.419)	(.380)
Distributions from Realized Capital Gains	(1.785)	(1.005)	(1.670)	(.730)	(.496)	(.763)
Total Distributions	(2.235)	(1.440)	(2.098)	(1.070)	(.915)	(1.143)
Net Asset Value, End of Period	$31.84	$32.01	$25.32	$23.63	$24.44	$21.73

Total Return	6.86%	33.28%	16.33%	0.83%	17.11%	28.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,312	$1,209	$903	$786	$956	$702
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.18%	0.18%	0.18%	0.20%	0.21%
Ratio of Net Investment Income to
Average Net Assets	1.41%	1.62%	1.83%	1.52%	1.66%	2.36%
Portfolio Turnover Rate	11%	17%	8%	12%	12%	8%
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Notes to Financial Statements

Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the period ended June 30, 2014, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2014, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Total Stock Market Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2014, the cost of investment securities for tax purposes was $1,079,863,000. Net unrealized appreciation of investment securities for tax purposes was $232,117,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	Shares	Shares
	(000)	(000)
Issued	2,575	4,963
Issued in Lieu of Cash Distributions	2,860	1,952
Redeemed	(1,998)	(4,807)
Net Increase (Decrease) in Shares Outstanding	3,437	2,108

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Dec. 31,		Proceeds			June 30,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market
Index Fund	241,913	36,933	33,513	50	—	259,583
Vanguard Market Liquidity Fund	929	NA1	NA1	—	—	113
Vanguard Variable Insurance
Fund—Equity Index Portfolio	965,577	82,943	29,065	17,396	19,245	1,052,284
Vanguard Total Stock
Market ETF	—	6,748	6,745	—	—	—
Total	1,208,419	126,624	69,323	17,446	19,245	1,311,980
1 Not applicable—Purchases and Sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	12/31/2013	6/30/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,068.57	$0.87
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.95	0.85

1 The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period.

Vanguard Total Stock Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Equity Index Portfolio

Vanguard Equity Index Portfolio returned 7.05% for the six months ended June 30, 2014, as U.S. stocks overcame a rough start to finish the half year near record highs. The portfolio’s performance was in line with that of its benchmark index (7.14%) and better than the average return of peer funds (6.31%).

The table below shows the returns of your portfolio and its comparative standards for the half year.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Technology and health care stocks did best as all sectors advanced
Investors looked beyond obvious challenges during the six months—such as the U.S. economy’s contraction in the first quarter, rising oil prices, and the World Bank’s reduced estimate for 2014 global growth. Instead, they focused on positives that included lower U.S. unemployment and strong corporate earnings.

All ten industry sectors in Vanguard Equity Index Portfolio advanced, with information technology, health care, and energy stocks contributing the most.

Information technology, the portfolio’s largest sector, benefited from strong results posted by hardware, software, and internet companies. Global demand for smart-phones and internet-related products and services, along with continued growth of cloud-based computing, helped the sector return about 9%.

Health care stocks returned nearly 11% as investor concerns about the Affordable Care Act began to ease. Pharmaceutical firms did well amid enthusiasm over promising drug pipelines.

Energy was also a strong contributor, gaining 13%. Oil and gas producers were boosted by demand for natural gas arising from the severe U.S. winter, geopolitical tensions in the Middle East, and growing reliance on oil in the developing world. Rising natural gas prices also boosted utilities, the second-smallest sector but the one with the portfolio’s highest return (19%).

The consumer discretionary sector was the weakest performer, returning less than 1%. Media companies, hotels, and restaurants did fairly well, but retailers struggled as consumers kept a tight grip on their wallets.

Don’t let complacency set your course adrift
Volatility, a hallmark of stock investing, seems to have vanished for the moment, and returns have been robust. In the more than five years since its March 2009 bottom, the broad U.S. stock market, as measured by the Russell 3000 Index, has produced average annual returns of about 26%. That’s more than double the market’s historical average annual return.

The investment winds don’t always blow so favorably, of course. While the smooth sailing lasts, however, it creates risks of its own: In such a calm climate, it can be easy to lose sight of fundamentals, especially the importance of rebalancing. Without rebalancing—periodically adjusting your asset allocation so that it stays in line with your goals and risk tolerance—you can end up with a mix of assets that’s very different from, and potentially riskier than, the one you intended to have.

Whether the market’s moving up, down, or sideways, we always encourage our clients to stay focused on four keys to Vanguard’s timeless principles for investment success: goals, balance, cost, and discipline. (You can read more about our principles in Vanguard’s Principles for Investment Success, available at vanguard.com/research.)

Total Returns
Six Months Ended
June 30, 2014
Vanguard Equity Index Portfolio	7.05%
S&P 500 Index	7.14
Variable Insurance Large-Cap Core Funds Average[1]	6.31

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.16%	0.41%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the portfolio’s annualized expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Equity Index Portfolio

Portfolio Profile
As of June 30, 2014

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	504	501	3,730
Median Market Cap	$68.2B	$68.8B	$45.5B
Price/Earnings Ratio	19.1x	19.1x	20.7x
Price/Book Ratio	2.7x	2.7x	2.7x
Yield[3]	1.9%	2.0%	1.8%
Return on Equity	18.9%	18.7%	17.4%
Earnings Growth Rate	14.2%	14.3%	14.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	8%	—	—
Expense Ratio[5]	0.16%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	1.00	0.95

Sector Diversification (% of equity exposure)
		Target	Broad
Portfolio		Index[1]	Index[2]
Consumer
Discretionary	11.8%	11.8%	12.6%
Consumer Staples	9.5	9.5	8.2
Energy	10.8	10.9	10.0
Financials	16.1	16.1	17.3
Health Care	13.3	13.3	13.0
Industrials	10.5	10.5	11.5
Information Technology	19.0	18.8	18.1
Materials	3.5	3.5	3.9
Telecommunication
Services	2.4	2.4	2.2
Utilities	3.1	3.2	3.2

Ten Largest Holdings[6] (% of total net assets)

Apple Inc.	Computer Hardware	3.2%
Exxon Mobil Corp.	Integrated Oil & Gas	2.5
Google Inc.	Internet Software
	& Services	1.9
Microsoft Corp.	Systems Software	1.8
Johnson & Johnson	Pharmaceuticals	1.7
General Electric Co.	Industrial
	Conglomerates	1.5
Wells Fargo & Co.	Diversified Banks	1.4
Chevron Corp.	Integrated Oil & Gas	1.4
Berkshire	Multi-Sector
Hathaway Inc.	Holdings	1.3
JPMorgan Chase	Diversified
& Co.	Banks	1.2
Top Ten		17.9%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2014, the annualized expense ratio was 0.16%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2003–June 30, 2014

Average Annual Total Returns: Periods Ended June 30, 2014

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	24.43%	18.66%	7.68%

1 Six months ended June 30, 2014.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (11.8%)
	Walt Disney Co.	310,935	26,660
	Comcast Corp. Class A	475,445	25,522
*	Amazon.com Inc.	71,982	23,378
	Home Depot Inc.	264,111	21,382
	McDonald’s Corp.	190,891	19,230
	Ford Motor Co.	763,581	13,164
	Twenty-First Century
	Fox Inc. Class A	369,630	12,992
*	Priceline Group Inc.	10,129	12,185
	Time Warner Inc.	170,251	11,960
	Starbucks Corp.	145,401	11,251
	NIKE Inc. Class B	143,039	11,093
	Lowe’s Cos. Inc.	192,501	9,238
	General Motors Co.	253,927	9,218
	Time Warner Cable Inc.	53,893	7,938
*	DIRECTV	90,902	7,728
	TJX Cos. Inc.	135,125	7,182
	Target Corp.	122,404	7,093
	Yum! Brands Inc.	84,945	6,898
	Viacom Inc. Class B	75,426	6,542
	Johnson Controls Inc.	128,325	6,407
	CBS Corp. Class B	102,017	6,339
*	Netflix Inc.	11,583	5,103
	VF Corp.	66,440	4,186
	Macy’s Inc.	69,523	4,034
	Delphi Automotive plc	53,619	3,686
*	Chipotle Mexican Grill Inc.
	Class A	6,006	3,559
	Omnicom Group Inc.	49,615	3,534
*	AutoZone Inc.	6,463	3,466
*	Dollar General Corp.	58,388	3,349
	Wynn Resorts Ltd.	15,525	3,222
*	Discovery Communications
	Inc. Class A	42,718	3,173
	Carnival Corp.	84,125	3,167
*	O’Reilly Automotive Inc.	20,527	3,091
*	Michael Kors Holdings Ltd.	34,459	3,055
	Starwood Hotels & Resorts
	Worldwide Inc.	36,947	2,986
	Harley-Davidson Inc.	42,236	2,950
	BorgWarner Inc.	43,850	2,859
	L Brands Inc.	46,989	2,756
	Ross Stores Inc.	41,276	2,730
	Marriott International Inc.
	Class A	42,404	2,718
	Genuine Parts Co.	29,518	2,592
	Mattel Inc.	65,558	2,555
*	TripAdvisor Inc.	21,517	2,338
*	Bed Bath & Beyond Inc.	39,308	2,255
*	CarMax Inc.	42,787	2,225
*	Dollar Tree Inc.	40,228	2,191
	Tiffany & Co.	21,307	2,136
	Gap Inc.	50,709	2,108
	Whirlpool Corp.	14,825	2,064
	Kohl’s Corp.	38,471	2,027
	Nordstrom Inc.	27,446	1,864

			Market
			Value•
		Shares	($000)
	Wyndham Worldwide Corp.	24,576	1,861
	PVH Corp.	15,905	1,855
*	Under Armour Inc. Class A	31,067	1,848
	Ralph Lauren Corp. Class A	11,432	1,837
	Coach Inc.	53,661	1,835
	H&R Block Inc.	52,518	1,760
*	News Corp. Class A	95,523	1,714
	Scripps Networks
	Interactive Inc. Class A	21,071	1,710
	Newell Rubbermaid Inc.	53,935	1,671
	Best Buy Co. Inc.	52,591	1,631
	Tractor Supply Co.	26,746	1,615
*	Mohawk Industries Inc.	11,658	1,613
	Interpublic Group of Cos.
	Inc.	82,067	1,601
	Expedia Inc.	19,817	1,561
	Goodyear Tire & Rubber Co.	52,484	1,458
	Garmin Ltd.	23,515	1,432
	Lennar Corp. Class A	33,845	1,421
	Comcast Corp.	26,563	1,417
	Harman International
	Industries Inc.	12,952	1,391
	Gannett Co. Inc.	43,932	1,376
	Staples Inc.	124,551	1,350
	DR Horton Inc.	54,827	1,348
	PulteGroup Inc.	66,425	1,339
	Family Dollar Stores Inc.	18,172	1,202
	PetSmart Inc.	19,987	1,195
	Hasbro Inc.	22,290	1,182
	Darden Restaurants Inc.	25,149	1,164
*	Fossil Group Inc.	9,359	978
	Leggett & Platt Inc.	26,844	920
	GameStop Corp. Class A	22,009	891
*	AutoNation Inc.	12,081	721
	Cablevision Systems Corp.
	Class A	40,623	717
*	Urban Outfitters Inc.	19,509	661
	Graham Holdings Co.
	Class B	832	597
			398,251
Consumer Staples (9.5%)
	Procter & Gamble Co.	522,524	41,065
	Coca-Cola Co.	729,887	30,918
	PepsiCo Inc.	292,500	26,132
	Philip Morris International
	Inc.	303,700	25,605
	Wal-Mart Stores Inc.	311,129	23,356
	CVS Caremark Corp.	225,761	17,016
	Altria Group Inc.	383,175	16,070
	Walgreen Co.	169,535	12,568
	Mondelez International Inc.
	Class A	327,055	12,301
	Colgate-Palmolive Co.	167,872	11,446
	Costco Wholesale Corp.	84,672	9,751
	Kimberly-Clark Corp.	72,812	8,098
	Kraft Foods Group Inc.	114,820	6,883
	General Mills Inc.	119,814	6,295
	Archer-Daniels-Midland Co.	126,312	5,572

			Market
			Value•
		Shares	($000)
	Kroger Co.	99,119	4,899
	Lorillard Inc.	70,049	4,271
	Sysco Corp.	112,208	4,202
	Estee Lauder Cos. Inc.
	Class A	49,168	3,651
	Mead Johnson Nutrition Co.	39,081	3,641
	Reynolds American Inc.	59,803	3,609
	Kellogg Co.	49,418	3,247
	Keurig Green Mountain Inc.	24,878	3,100
	Brown-Forman Corp.
	Class B	31,175	2,936
*	Constellation Brands Inc.
	Class A	32,605	2,873
	Hershey Co.	28,890	2,813
	Whole Foods Market Inc.	71,440	2,760
	ConAgra Foods Inc.	80,671	2,394
	Clorox Co.	24,987	2,284
	Molson Coors Brewing Co.
	Class B	30,360	2,252
	Dr Pepper Snapple Group
	Inc.	37,842	2,217
	Coca-Cola Enterprises Inc.	45,565	2,177
	JM Smucker Co.	19,795	2,110
	Tyson Foods Inc. Class A	53,232	1,998
*	Monster Beverage Corp.	25,922	1,841
	McCormick & Co. Inc.	25,265	1,809
	Campbell Soup Co.	34,516	1,581
	Safeway Inc.	44,392	1,524
	Hormel Foods Corp.	25,960	1,281
	Avon Products Inc.	83,736	1,223
			319,769
Energy (10.8%)
	Exxon Mobil Corp.	829,127	83,476
	Chevron Corp.	367,661	47,998
	Schlumberger Ltd.	251,405	29,653
	ConocoPhillips	237,087	20,325
	Occidental Petroleum Corp.	151,645	15,563
	EOG Resources Inc.	105,582	12,338
	Halliburton Co.	163,670	11,622
	Anadarko Petroleum Corp.	97,609	10,685
	Phillips 66	109,240	8,786
	Williams Cos. Inc.	142,631	8,303
	Apache Corp.	74,389	7,485
	National Oilwell Varco Inc.	82,922	6,829
	Pioneer Natural Resources
	Co.	27,527	6,326
	Baker Hughes Inc.	83,885	6,245
	Devon Energy Corp.	74,123	5,885
	Spectra Energy Corp.	129,533	5,503
	Noble Energy Inc.	69,086	5,351
	Marathon Oil Corp.	130,483	5,209
	Valero Energy Corp.	103,135	5,167
	Hess Corp.	50,886	5,032
	Kinder Morgan Inc.	128,827	4,671
	Marathon Petroleum Corp.	55,652	4,345
	EQT Corp.	29,057	3,106
*	Southwestern Energy Co.	67,775	3,083
	Chesapeake Energy Corp.	97,443	3,029

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Transocean Ltd.	65,258	2,939
	Range Resources Corp.	32,581	2,833
	Cabot Oil & Gas Corp.	81,124	2,770
*	FMC Technologies Inc.	45,110	2,755
	ONEOK Inc.	40,012	2,724
*	Cameron International
	Corp.	39,157	2,651
	Ensco plc Class A	45,129	2,508
	Helmerich & Payne Inc.	20,928	2,430
	Cimarex Energy Co.	16,806	2,411
	Murphy Oil Corp.	33,137	2,203
	CONSOL Energy Inc.	44,406	2,046
	Noble Corp. plc	48,589	1,631
	Tesoro Corp.	25,463	1,494
	Nabors Industries Ltd.	50,131	1,472
	Denbury Resources Inc.	69,003	1,274
	QEP Resources Inc.	34,700	1,197
*	Newfield Exploration Co.	26,238	1,160
	Peabody Energy Corp.	52,285	855
	Rowan Cos. plc Class A	24,258	775
^	Diamond Offshore
	Drilling Inc.	13,476	669
			364,812
Financials (16.0%)
	Wells Fargo & Co.	925,560	48,647
	JPMorgan Chase & Co.	730,832	42,111
*	Berkshire Hathaway Inc.
	Class B	316,163	40,014
	Bank of America Corp.	2,030,346	31,206
	Citigroup Inc.	586,627	27,630
	American Express Co.	175,890	16,687
	American International
	Group Inc.	279,260	15,242
	US Bancorp	350,482	15,183
	Goldman Sachs Group Inc.	80,256	13,438
	MetLife Inc.	217,368	12,077
	Simon Property Group Inc.	60,318	10,030
	PNC Financial Services
	Group Inc.	103,196	9,190
	Capital One Financial Corp.	110,228	9,105
	Morgan Stanley	269,816	8,723
	Bank of New York Mellon
	Corp.	220,268	8,256
	Prudential Financial Inc.	89,265	7,924
	BlackRock Inc.	24,178	7,727
	American Tower
	Corporation	76,440	6,878
	ACE Ltd.	65,293	6,771
	Travelers Cos. Inc.	67,051	6,307
	Charles Schwab Corp.	226,161	6,090
	Discover Financial Services	90,343	5,599
	State Street Corp.	82,800	5,569
	Marsh & McLennan Cos.
	Inc.	106,171	5,502
	BB&T Corp.	138,795	5,473
	Aflac Inc.	87,464	5,445
	Aon plc	57,786	5,206
	Allstate Corp.	83,784	4,920
	Public Storage	27,999	4,798
	Crown Castle
	International Corp.	64,129	4,762
	Franklin Resources Inc.	77,424	4,478
	Ameriprise Financial Inc.	36,627	4,395
	McGraw Hill Financial Inc.	52,645	4,371
	Chubb Corp.	47,173	4,348
	CME Group Inc.	61,035	4,330
	T. Rowe Price Group Inc.	50,439	4,258
	Intercontinental
	Exchange Inc.	22,244	4,202
	SunTrust Banks Inc.	102,531	4,107

			Market
			Value•
		Shares	($000)
	Equity Residential	64,504	4,064
*	Berkshire Hathaway Inc.
	Class A	21	3,988
	Prologis Inc.	96,521	3,966
^	Weyerhaeuser Co.	113,055	3,741
	Health Care REIT Inc.	58,731	3,681
	HCP Inc.	88,531	3,663
	Ventas Inc.	56,497	3,621
	Vornado Realty Trust	33,694	3,596
	Fifth Third Bancorp	163,314	3,487
	Boston Properties Inc.	29,387	3,473
	AvalonBay Communities Inc.	23,420	3,330
	Host Hotels & Resorts Inc.	145,318	3,198
	Moody’s Corp.	36,140	3,168
	Invesco Ltd.	83,154	3,139
	M&T Bank Corp.	25,301	3,139
	Hartford Financial Services
	Group Inc.	86,864	3,111
	Regions Financial Corp.	266,253	2,828
	Northern Trust Corp.	42,847	2,751
	Principal Financial Group Inc.	52,964	2,674
	Progressive Corp.	105,279	2,670
	Lincoln National Corp.	50,850	2,616
	Loews Corp.	58,927	2,593
	KeyCorp	171,282	2,454
	General Growth Properties
	Inc.	100,282	2,363
	Essex Property Trust Inc.	12,107	2,239
*	Affiliated Managers Group
	Inc.	9,787	2,010
	Kimco Realty Corp.	78,422	1,802
	Macerich Co.	26,977	1,801
	Comerica Inc.	35,028	1,757
	XL Group plc Class A	53,243	1,743
	Unum Group	50,123	1,742
*	CBRE Group Inc. Class A	53,416	1,711
*	Genworth Financial Inc.
	Class A	94,489	1,644
	Leucadia National Corp.	61,214	1,605
	Huntington Bancshares Inc.	160,945	1,535
	Plum Creek Timber Co. Inc.	33,969	1,532
	Navient Corp.	82,835	1,467
	Torchmark Corp.	17,156	1,405
	Cincinnati Financial Corp.	28,115	1,351
*	E*TRADE Financial Corp.	55,551	1,181
	Zions Bancorporation	35,695	1,052
	Legg Mason Inc.	20,324	1,043
	Apartment Investment
	& Management Co.
	Class A	28,333	914
	People’s United Financial
	Inc.	59,826	908
	Hudson City Bancorp Inc.	92,204	906
	Assurant Inc.	13,587	891
	NASDAQ OMX Group Inc.	22,117	854
			541,406
Health Care (13.3%)
	Johnson & Johnson	546,350	57,159
	Pfizer Inc.	1,231,770	36,559
	Merck & Co. Inc.	564,961	32,683
*	Gilead Sciences Inc.	296,538	24,586
	AbbVie Inc.	307,030	17,329
	Amgen Inc.	146,246	17,311
	Bristol-Myers Squibb Co.	319,996	15,523
	UnitedHealth Group Inc.	189,200	15,467
*	Biogen Idec Inc.	45,808	14,444
*	Celgene Corp.	154,480	13,267
	Medtronic Inc.	192,492	12,273
	Abbott Laboratories	289,930	11,858
	Eli Lilly & Co.	190,309	11,832

			Market
			Value•
		Shares	($000)
*	Express Scripts Holding Co.	149,210	10,345
	Allergan Inc.	57,425	9,717
	Thermo Fisher Scientific Inc.	77,039	9,091
	McKesson Corp.	44,544	8,295
*	Actavis plc	35,751	7,974
	Covidien plc	87,086	7,853
	Baxter International Inc.	104,793	7,577
*	Alexion Pharmaceuticals Inc.	38,243	5,976
	WellPoint Inc.	54,158	5,828
	Aetna Inc.	69,586	5,642
	Cigna Corp.	52,509	4,829
	Stryker Corp.	57,188	4,822
*	Forest Laboratories Inc.	46,368	4,590
	Cardinal Health Inc.	65,769	4,509
	Becton Dickinson and Co.	37,339	4,417
*	Regeneron Pharmaceuticals
	Inc.	15,393	4,348
*	Vertex Pharmaceuticals Inc.	45,285	4,288
	Humana Inc.	29,914	3,821
	St. Jude Medical Inc.	54,979	3,807
	Perrigo Co. plc	25,654	3,739
*	Mylan Inc.	72,232	3,724
	Agilent Technologies Inc.	64,031	3,678
	Zimmer Holdings Inc.	32,508	3,376
*	Boston Scientific Corp.	254,162	3,246
	AmerisourceBergen Corp.
	Class A	44,206	3,212
	Zoetis Inc.	96,171	3,103
*	Intuitive Surgical Inc.	7,422	3,056
*	Cerner Corp.	56,776	2,929
*	DaVita HealthCare Partners
	Inc.	34,104	2,466
	CR Bard Inc.	14,864	2,126
*	Edwards Lifesciences Corp.	20,561	1,765
*	CareFusion Corp.	39,775	1,764
*	Waters Corp.	16,307	1,703
*	Laboratory Corp. of America
	Holdings	16,432	1,683
*	Varian Medical Systems Inc.	20,072	1,669
*	Hospira Inc.	31,917	1,640
	Quest Diagnostics Inc.	27,880	1,636
	DENTSPLY International Inc.	27,304	1,293
	PerkinElmer Inc.	21,756	1,019
*	Tenet Healthcare Corp.	18,794	882
	Patterson Cos. Inc.	15,700	620
			448,349
Industrials (10.4%)
	General Electric Co.	1,936,316	50,886
	United Technologies Corp.	162,938	18,811
	Union Pacific Corp.	174,866	17,443
	3M Co.	119,937	17,180
	Boeing Co.	129,456	16,471
	Honeywell International
	Inc.	151,223	14,056
	United Parcel Service Inc.
	Class B	136,695	14,033
	Caterpillar Inc.	120,533	13,098
	Danaher Corp.	116,192	9,148
	Emerson Electric Co.	135,210	8,973
	Lockheed Martin Corp.	51,846	8,333
	FedEx Corp.	53,455	8,092
	General Dynamics Corp.	62,932	7,335
	Eaton Corp. plc	92,077	7,106
	Precision Castparts Corp.	27,950	7,055
	Illinois Tool Works Inc.	73,210	6,410
	Deere & Co.	70,191	6,356
	Delta Air Lines Inc.	163,732	6,340
	Norfolk Southern Corp.	59,861	6,167
	CSX Corp.	193,249	5,954
	Raytheon Co.	60,310	5,564

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Cummins Inc.	33,284	5,135
	Northrop Grumman Corp.	41,747	4,994
	PACCAR Inc.	68,130	4,281
	Tyco International Ltd.	89,135	4,065
	Waste Management Inc.	83,035	3,714
	Southwest Airlines Co.	134,789	3,620
	Parker Hannifin Corp.	28,712	3,610
	Rockwell Automation Inc.	26,756	3,349
	Ingersoll-Rand plc	48,379	3,024
	WW Grainger Inc.	11,780	2,995
	Dover Corp.	32,754	2,979
	Nielsen NV	58,345	2,824
	Roper Industries Inc.	19,157	2,797
*	Pentair plc	37,874	2,731
	Stanley Black & Decker Inc.	29,927	2,628
	Fastenal Co.	52,268	2,587
	AMETEK Inc.	47,204	2,468
	Fluor Corp.	30,776	2,367
	Kansas City Southern	21,057	2,264
	Textron Inc.	54,490	2,086
	Rockwell Collins Inc.	25,861	2,021
	L-3 Communications
	Holdings Inc.	16,581	2,002
	Republic Services Inc.
	Class A	51,802	1,967
	Flowserve Corp.	26,344	1,959
*	Stericycle Inc.	16,412	1,943
	CH Robinson Worldwide Inc.	28,582	1,823
	Pall Corp.	21,212	1,811
	Expeditors International of
	Washington Inc.	38,758	1,712
	Equifax Inc.	23,320	1,692
	Masco Corp.	68,655	1,524
*	Quanta Services Inc.	41,494	1,435
	Xylem Inc.	35,248	1,377
*	Jacobs Engineering Group
	Inc.	25,372	1,352
	Snap-on Inc.	11,236	1,332
	Robert Half International Inc.	26,439	1,262
	ADT Corp.	35,278	1,233
	Cintas Corp.	19,350	1,229
	Joy Global Inc.	19,045	1,173
	Iron Mountain Inc.	32,604	1,156
	Pitney Bowes Inc.	39,158	1,082
	Allegion plc	17,293	980
	Ryder System Inc.	10,383	915
	Dun & Bradstreet Corp.	7,167	790
			353,099
Information Technology (18.7%)
	Apple Inc.	1,164,259	108,195
	Microsoft Corp.	1,452,044	60,550
	International Business
	Machines Corp.	183,652	33,291
*	Google Inc. Class A	54,702	31,983
*	Google Inc. Class C	54,702	31,469
	Intel Corp.	961,289	29,704
	Oracle Corp.	662,877	26,866
	QUALCOMM Inc.	325,963	25,816
	Cisco Systems Inc.	990,443	24,612
*	Facebook Inc. Class A	331,788	22,326
	Visa Inc. Class A	97,062	20,452
	MasterCard Inc. Class A	193,950	14,249
	Hewlett-Packard Co.	361,340	12,170
*	eBay Inc.	220,174	11,022
	EMC Corp.	395,354	10,414
	Texas Instruments Inc.	208,469	9,963
	Accenture plc Class A	122,565	9,908
	Automatic Data
	Processing Inc.	93,133	7,384

			Market
			Value•
		Shares	($000)
*	Micron Technology Inc.	206,699	6,811
*	Adobe Systems Inc.	89,479	6,475
*	Yahoo! Inc.	180,779	6,351
*	salesforce.com inc	109,120	6,338
*	Cognizant Technology
	Solutions Corp. Class A	117,544	5,749
	Corning Inc.	252,088	5,533
	Applied Materials Inc.	235,104	5,302
	TE Connectivity Ltd.	78,679	4,865
	SanDisk Corp.	43,741	4,568
	Intuit Inc.	54,559	4,394
	Broadcom Corp. Class A	107,368	3,985
	Western Digital Corp.	40,395	3,728
	Seagate Technology plc	63,150	3,588
	Avago Technologies Ltd.
	Class A	48,702	3,510
	Analog Devices Inc.	60,203	3,255
	Fidelity National
	Information Services Inc.	55,974	3,064
	Symantec Corp.	132,652	3,038
*	Fiserv Inc.	48,830	2,945
*	Alliance Data Systems
	Corp.	10,469	2,944
	Amphenol Corp. Class A	30,450	2,934
	Motorola Solutions Inc.	43,339	2,885
	Xerox Corp.	214,017	2,662
	Paychex Inc.	62,199	2,585
*	Autodesk Inc.	43,771	2,468
	Xilinx Inc.	51,976	2,459
	KLA-Tencor Corp.	32,193	2,338
	NetApp Inc.	63,773	2,329
*	Juniper Networks Inc.	91,071	2,235
*	Electronic Arts Inc.	60,760	2,179
	Linear Technology Corp.	45,497	2,142
	Altera Corp.	61,379	2,134
	Lam Research Corp.	31,125	2,103
*	Akamai Technologies Inc.	34,252	2,091
*	Red Hat Inc.	36,268	2,005
	NVIDIA Corp.	106,806	1,980
*	Citrix Systems Inc.	31,396	1,964
	Microchip Technology Inc.	38,707	1,889
	Western Union Co.	105,899	1,836
	CA Inc.	62,247	1,789
	Computer Sciences Corp.	28,114	1,777
*	F5 Networks Inc.	14,606	1,628
	Harris Corp.	20,459	1,550
*	Teradata Corp.	30,808	1,238
*	VeriSign Inc.	24,250	1,184
	Total System Services Inc.	31,548	991
*	First Solar Inc.	13,625	968
	FLIR Systems Inc.	27,463	954
	Jabil Circuit Inc.	36,161	756
			632,870
Materials (3.5%)
	Monsanto Co.	101,280	12,634
	Dow Chemical Co.	232,448	11,962
	EI du Pont de Nemours
	& Co.	177,312	11,603
	LyondellBasell Industries
	NV Class A	80,396	7,851
	Praxair Inc.	56,434	7,497
	Freeport-McMoRan Copper
	& Gold Inc.	199,890	7,296
	Ecolab Inc.	51,975	5,787
	PPG Industries Inc.	26,633	5,597
	Air Products & Chemicals
	Inc.	41,035	5,278
	International Paper Co.	84,406	4,260
	Sherwin-Williams Co.	16,443	3,402

		Market
		Value•
	Shares	($000)
Alcoa Inc.	224,579	3,344
Mosaic Co.	62,443	3,088
Nucor Corp.	61,060	3,007
Eastman Chemical Co.	29,306	2,560
Newmont Mining Corp.	96,181	2,447
CF Industries Holdings Inc.	9,983	2,401
Sigma-Aldrich Corp.	22,815	2,315
FMC Corp.	25,494	1,815
Ball Corp.	27,172	1,703
International Flavors &
Fragrances Inc.	15,642	1,631
Vulcan Materials Co.	24,877	1,586
MeadWestvaco Corp.	33,578	1,486
Airgas Inc.	12,779	1,392
Sealed Air Corp.	36,796	1,257
* Owens-Illinois Inc.	31,869	1,104
Avery Dennison Corp.	18,728	960
Allegheny Technologies
Inc.	20,873	941
Bemis Co. Inc.	19,321	786
United States Steel Corp.	28,170	733
		117,723
Telecommunication Services (2.4%)
Verizon Communications
Inc.	799,708	39,130
AT&T Inc.	1,002,181	35,437
CenturyLink Inc.	110,874	4,013
Windstream Holdings Inc.	115,058	1,146
Frontier Communications
Corp.	192,602	1,125
		80,851
Utilities (3.1%)
Duke Energy Corp.	136,612	10,135
NextEra Energy Inc.	84,289	8,638
Dominion Resources Inc.	112,368	8,037
Southern Co.	172,092	7,810
Exelon Corp.	165,123	6,024
American Electric Power
Co. Inc.	94,263	5,257
Sempra Energy	44,111	4,619
PPL Corp.	122,069	4,337
PG&E Corp.	89,825	4,313
Public Service Enterprise
Group Inc.	97,087	3,960
Edison International	62,513	3,633
Consolidated Edison Inc.	56,267	3,249
Xcel Energy Inc.	96,940	3,124
Northeast Utilities	60,634	2,866
Entergy Corp.	34,393	2,823
FirstEnergy Corp.	80,602	2,798
DTE Energy Co.	34,148	2,659
NRG Energy Inc.	65,174	2,424
NiSource Inc.	60,651	2,386
CenterPoint Energy Inc.	81,989	2,094
Wisconsin Energy Corp.	43,376	2,035
AES Corp.	125,770	1,956
Ameren Corp.	46,511	1,901
CMS Energy Corp.	52,060	1,622
SCANA Corp.	27,051	1,456
Pepco Holdings Inc.	48,176	1,324
AGL Resources Inc.	22,904	1,260
Pinnacle West Capital
Corp.	21,257	1,230
Integrys Energy Group Inc.	15,522	1,104
TECO Energy Inc.	39,749	735
		105,809
Total Common Stocks
(Cost $2,468,920)		3,362,939

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.7%)
[2,3] Vanguard Market
Liquidity Fund, 0.111%	24,809,914	24,810

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.060%, 8/8/14	500	500
[4,5] Federal Home Loan
Bank Discount Notes,
0.081%, 9/12/14	100	100
[4,5] Federal Home Loan
Bank Discount Notes,
0.081%, 9/19/14	1,000	1,000
		1,600
Total Temporary Cash Investments
(Cost $26,410)		26,410
Total Investments (100.3%)
(Cost $2,495,330)		3,389,349
Other Assets and Liabilities (–0.3%)
Other Assets		4,522
Liabilities[3]		(13,669)
		(9,147)
Net Assets (100%)
Applicable to 104,077,956 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,380,202
Net Asset Value Per Share		$32.48

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	2,389,229
Undistributed Net Investment Income	25,587
Accumulated Net Realized Gains	71,097
Unrealized Appreciation (Depreciation)
Investment Securities	894,019
Futures Contracts	270
Net Assets	3,380,202

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $678,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.1% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $697,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Dividends	32,019
Interest[1]	11
Securities Lending	9
Total Income	32,039
Expenses
The Vanguard Group—Note B
Investment Advisory Services	412
Management and Administrative	1,787
Marketing and Distribution	283
Custodian Fees	39
Shareholders’ Reports	20
Trustees’ Fees and Expenses	1
Total Expenses	2,542
Net Investment Income	29,497
Realized Net Gain (Loss)
Investment Securities Sold	69,816
Futures Contracts	1,849
Realized Net Gain (Loss)	71,665
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	119,952
Futures Contracts	(84)
Change in Unrealized Appreciation
(Depreciation)	119,868
Net Increase (Decrease) in Net Assets
Resulting from Operations	221,030

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,497	55,665
Realized Net Gain (Loss)	71,665	60,870
Change in Unrealized Appreciation (Depreciation)	119,868	666,600
Net Increase (Decrease) in Net Assets Resulting from Operations	221,030	783,135
Distributions
Net Investment Income	(55,364)	(49,545)
Realized Capital Gain [2]	(61,250)	(69,167)
Total Distributions	(116,614)	(118,712)
Capital Share Transactions
Issued	202,226	406,016
Issued in Lieu of Cash Distributions	116,614	118,712
Redeemed	(242,431)	(407,833)
Net Increase (Decrease) from Capital Share Transactions	76,409	116,895
Total Increase (Decrease)	180,825	781,318
Net Assets
Beginning of Period	3,199,377	2,418,059
End of Period[3]	3,380,202	3,199,377

1 Interest income from an affiliated company of the portfolio was $11,000.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $2,793,000 and $1,472,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $25,587,000 and $51,454,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$31.50	$24.93	$22.85	$23.51	$21.11	$17.61
Investment Operations
Net Investment Income	.294	.545	.512	.466	.410	.419
Net Realized and Unrealized Gain (Loss)
on Investments	1.855	7.235	3.062	.034	2.678	3.931
Total from Investment Operations	2.149	7.780	3.574	.500	3.088	4.350
Distributions
Dividends from Net Investment Income	(.555)	(.505)	(.474)	(.390)	(.442)	(.500)
Distributions from Realized Capital Gains	(.614)	(.705)	(1.020)	(.770)	(.246)	(.350)
Total Distributions	(1.169)	(1.210)	(1.494)	(1.160)	(.688)	(.850)
Net Asset Value, End of Period	$32.48	$31.50	$24.93	$22.85	$23.51	$21.11

Total Return	7.05%	32.18%	15.86%	1.93%	14.91%	26.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,380	$3,199	$2,418	$2,132	$2,287	$1,969
Ratio of Total Expenses to
Average Net Assets	0.16%	0.16%	0.17%	0.17%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.88%	1.96%	2.13%	1.92%	1.91%	2.40%
Portfolio Turnover Rate	8%	8%	9%	8%	12%	11%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2014, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of

Vanguard Equity Index Portfolio

prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the portfolio had contributed capital of $342,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.14% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,362,939	—	—
Temporary Cash Investments	24,810	1,600	—
Futures Contracts—Assets[1]	5	—	—
Total	3,387,754	1,600	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Equity Index Portfolio

D. At June 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2014	43	20,988	270
E-mini S&P 500 Index	September 2014	6	586	—
				270

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2014, the cost of investment securities for tax purposes was $2,495,330,000. Net unrealized appreciation of investment securities for tax purposes was $894,019,000, consisting of unrealized gains of $1,068,049,000 on securities that had risen in value since their purchase and $174,030,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2014, the portfolio purchased $135,859,000 of investment securities and sold $150,873,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	Shares	Shares
	(000)	(000)
Issued	6,477	14,533
Issued in Lieu of Cash Distributions	3,807	4,524
Redeemed	(7,783)	(14,485)
Net Increase (Decrease) in Shares Outstanding	2,501	4,572

At June 30, 2014, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Vanguard Total Stock Market Index Portfolio), were each the record or beneficial owner of 31% or more of the portfolio’s net assets, with a combined ownership of 65%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2013	6/30/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,070.46	$0.82
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	0.80

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Committee (1997–2008) of Johnson & Johnson	Peter F. Volanakis
	(pharmaceuticals/medical devices/consumer	Born 1955. Trustee Since July 2009. Principal
F. William McNabb III	products); Director of Skytop Lodge Corporation	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	(hotels), the University Medical Center at Princeton,	and Chief Operating Officer (retired 2010) of Corning
Board. Principal Occupation(s) During the Past Five	the Robert Wood Johnson Foundation, and the Center	Incorporated (communications equipment); Trustee of
Years: Chairman of the Board of The Vanguard Group,	for Talent Innovation; Member of the Advisory Board	Colby-Sawyer College; Member of the Advisory Board
Inc., and of each of the investment companies served	of the Maxwell School of Citizenship and Public	of the Norris Cotton Cancer Center and of the Advisory
by The Vanguard Group, since January 2010; Director	Affairs at Syracuse University.	Board of the Parthenon Group (strategy consulting).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group, and of	F. Joseph Loughrey	Executive Officers
each of the investment companies served by The	Born 1949. Trustee Since October 2009. Principal
Vanguard Group, since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President	Glenn Booraem
Marketing Corporation; Managing Director of The	and Chief Operating Officer (retired 2009) of Cummins	Born 1967. Controller Since July 2010. Principal
Vanguard Group (1995–2008).	Inc. (industrial machinery); Chairman of the Board	Occupation(s) During the Past Five Years: Principal
	of Hillenbrand, Inc. (specialized consumer services),	of The Vanguard Group, Inc.; Controller of each of
IndependentTrustees	and of Oxfam America; Director of SKF AB (industrial	the investment companies served by The Vanguard
	machinery), Hyster-Yale Materials Handling, Inc.	Group; Assistant Controller of each of the investment
Emerson U. Fullwood	(forklift trucks), the Lumina Foundation for Education,	companies served by The Vanguard Group
Born 1948. Trustee Since January 2008. Principal	and the V Foundation for Cancer Research; Member	(2001–2010).
Occupation(s) During the Past Five Years: Executive	of the Advisory Council for the College of Arts and
Chief Staff and Marketing Officer for North America	Letters and of the Advisory Board to the Kellogg	Thomas J. Higgins
and Corporate Vice President (retired 2008) of Xerox	Institute for International Studies, both at the	Born 1957. Chief Financial Officer Since September
Corporation (document management products and	University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
services); Executive in Residence and 2009–2010		Years: Principal of The Vanguard Group, Inc.; Chief
Distinguished Minett Professor at the Rochester	Mark Loughridge	Financial Officer of each of the investment companies
Institute of Technology; Director of SPX Corporation	Born 1953. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
(multi-industry manufacturing), the United Way of	Occupation(s) During the Past Five Years: Senior Vice	the investment companies served by The Vanguard
Rochester, Amerigroup Corporation (managed health	President and Chief Financial Officer (retired 2013)	Group (1998–2008).
care), the University of Rochester Medical Center,	at IBM (information technology services); Fiduciary
Monroe Community College Foundation, and North	Member of IBM’s Retirement Plan Committee (2004–	Kathryn J. Hyatt
Carolina A&T University.	2013); Member of the Council on Chicago Booth.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
Rajiv L. Gupta	Scott C. Malpass	of The Vanguard Group, Inc.; Treasurer of each of
Born 1945. Trustee Since December 2001.[2]	Born 1962. Trustee Since March 2012. Principal	the investment companies served by The Vanguard
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: Chief	Group; Assistant Treasurer of each of the investment
Chairman and Chief Executive Officer (retired 2009)	Investment Officer and Vice President at the University	companies served by The Vanguard Group
and President (2006–2008) of Rohm and Haas Co.	of Notre Dame; Assistant Professor of Finance at the	(1988–2008).
(chemicals); Director of Tyco International, Ltd.	Mendoza College of Business at Notre Dame; Member
(diversified manufacturing and services), Hewlett-	of the Notre Dame 403(b) Investment Committee;	Heidi Stam
Packard Co. (electronic computer manufacturing),	Board Member of TIFF Advisory Services, Inc.	Born 1956. Secretary Since July 2005. Principal
and Delphi Automotive LLP (automotive components);	(investment advisor); Member of the Investment	Occupation(s) During the Past Five Years: Managing
Senior Advisor at New Mountain Capital.	Advisory Committees of the Financial Industry	Director of The Vanguard Group, Inc.; General Counsel
	Regulatory Authority (FINRA) and of Major	of The Vanguard Group; Secretary of The Vanguard
Amy Gutmann	League Baseball.	Group and of each of the investment companies
Born 1949. Trustee Since June 2006. Principal		served by The Vanguard Group; Director and Senior
Occupation(s) During the Past Five Years: President of	André F. Perold	Vice President of Vanguard Marketing Corporation.
the University of Pennsylvania; Christopher H. Browne	Born 1952. Trustee Since December 2004. Principal
Distinguished Professor of Political Science, School of	Occupation(s) During the Past Five Years: George	Vanguard Senior ManagementTeam
Arts and Sciences, and Professor of Communication,	Gund Professor of Finance and Banking, Emeritus
Annenberg School for Communication, with	at the Harvard Business School (retired 2011);	Mortimer J. Buckley	Chris D. McIsaac
secondary faculty appointments in the Department	Chief Investment Officer and Managing Partner of	Kathleen C. Gubanich	Michael S. Miller
of Philosophy, School of Arts and Sciences, and at	HighVista Strategies LLC (private investment firm);	Paul A. Heller	James M. Norris
the Graduate School of Education, University of	Director of Rand Merchant Bank; Overseer of the	Martha G. King	Glenn W. Reed
Pennsylvania; Trustee of the National Constitution	Museum of Fine Arts Boston.	John T. Marcante
Center; Chair of the Presidential Commission for
the Study of Bioethical Issues.	Alfred M. Rankin, Jr.	Chairman Emeritus and Senior Advisor
Born 1941. Trustee Since January 1993. Principal
JoAnn Heffernan Heisen	Occupation(s) During the Past Five Years: Chairman,	John J. Brennan
Born 1950. Trustee Since July 1998. Principal	President, and Chief Executive Officer of NACCO	Chairman, 1996–2009
Occupation(s) During the Past Five Years: Corporate	Industries, Inc. (housewares/lignite), and of Hyster-	Chief Executive Officer and President, 1996–2008
Vice President and Chief Global Diversity Officer	Yale Materials Handling, Inc. (forklift trucks); Chairman
(retired 2008) and Member of the Executive	of the Board of University Hospitals of Cleveland.	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper, a	CFA® is a trademark owned by CFA Institute.
Thomson Reuters Company, or Morningstar, Inc., unless
Annuity and Insurance Services > 800-522-5555	otherwise noted.	S&P ® and S&P 500 ® are registered trademarks of
Standard & Poor’s Financial Services LLC (“S&P”)
Institutional Investor Services > 800-523-1036	You can review and copy information about your portfolio	and have been licensed for use by S&P Dow Jones
	at the SEC’s Public Reference Room in Washington, D.C.	Indices LLC and its affiliates and sublicensed for
Text Telephone for People	To find out more about this public service, call the SEC	certain purposes by Vanguard. The S&P Index is a
With Hearing Impairment > 800-749-7273	at 202-551-8090. Information about your portfolio is also	product of S&P Dow Jones Indices LLC and has been
	available on the SEC’s website, and you can receive copies	licensed for use by Vanguard. The Vanguard funds
This material may be used in conjunction	of this information, for a fee, by sending a request in either	are not sponsored, endorsed, sold or promoted by
with the offering of shares of any Vanguard	of two ways: via e-mail addressed to publicinfo@sec.gov	S&P Dow Jones Indices LLC, Dow Jones, S&P or their
fund only if preceded or accompanied by	or via regular mail addressed to the Public Reference	respective affiliates, and none of S&P Dow Jones
the fund’s current prospectus.	Section, Securities and Exchange Commission,	Indices LLC, Dow Jones, S&P nor their respective
	Washington, DC 20549-1520.	affiliates makes any representation regarding the
You can obtain a free copy of Vanguard’s proxy voting		advisability of investing in such products.
guidelines by visiting vanguard.com/proxyreporting or	The funds or securities referred to herein that are
by calling Vanguard at 800-662-2739. The guidelines	offered by The Vanguard Group and track an MSCI
are also available from the SEC’s website, sec.gov.	index are not sponsored, endorsed, or promoted by
In addition, you may obtain a free report on how your	MSCI, and MSCI bears no liability with respect to any
fund voted the proxies for securities it owned during	such funds or securities. For such funds or securities,
the 12 months ended June 30. To get the report, visit	the prospectus or the Statement of Additional	© 2014 The Vanguard Group, Inc.
either vanguard.com/proxyreporting or sec.gov.	Information contains a more detailed description	All rights reserved.
	of the limited relationship MSCI has with The	Vanguard Marketing Corporation, Distributor.
Vanguard Group.
Q692 082014

Item 2: Code of Ethics.

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not. Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: August 20, 2014
VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: August 20, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.